UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2022

Date of reporting period: August 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•	iShares MSCI Austria ETF | EWO | NYSE Arca

•	iShares MSCI Belgium ETF | EWK | NYSE Arca

•	iShares MSCI France ETF | EWQ | NYSE Arca

•	iShares MSCI Netherlands ETF | EWN | NYSE Arca

•	iShares MSCI Sweden ETF | EWD | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® MSCI Austria ETF

Investment Objective

The iShares MSCI Austria ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(28.58)%	(2.80)%	4.30%	(28.58)%	(13.23)%	52.35%
Fund Market	(28.42)	(2.81)	4.38	(28.42)	(13.26)	53.49
Index	(28.36)	(2.70)	4.44	(28.36)	(12.80)	54.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 792.90	$ 2.26		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Austria ETF

Portfolio Management Commentary

Austrian stocks declined substantially for the reporting period amid high inflation and disruption to Europe’s energy supplies. While Austria’s economy rebounded from a late 2021 contraction to grow in the first half of 2022, the war in Ukraine sent Austrian stocks sharply lower. Austria’s reliance on Russian natural gas led the government to institute measures to conserve gas and build its reserves, including allowing a utilities company to convert a gas power plant to run on coal. High inflation also pressured Austrian stocks, as prices grew at the fastest rate in 47 years. In response, the government delayed implementation of a carbon emission tax and passed an aid measure providing rebates to taxpayers. The declining value of the euro relative to the U.S. dollar also significantly diminished the value of Austrian stocks in U.S. dollar terms.

The financials sector was the largest detractor from the Index’s return, particularly the banking industry. The E.U. and other countries instituted economic sanctions on Russia in response to its invasion of Ukraine. These sanctions negatively impacted banks with exposure to Russian-related businesses, and Austrian banks were among the most affected in Europe.

The materials sector also detracted from the Index’s performance, driven primarily by weakness in the steel industry. Steel production is highly energy intensive, and the disruption of Europe’s fuel supplies due to sanctions on Russia forced steelmakers to secure alternative sources of power. In addition, the economic slowdown and China’s renewed COVID-19 lockdowns pressured steel prices amid a sharp decline in European business confidence. The construction materials industry also declined, as rising interest rates and increased costs weighed on European homebuilding and construction activity.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	30.2%
Utilities	16.1
Energy	14.7
Industrials	13.7
Materials	11.7
Real Estate	7.0
Information Technology	2.9
Communication Services	2.8
Consumer Staples	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Erste Group Bank AG	16.8%
Verbund AG	14.1
OMV AG	12.9
BAWAG Group AG	4.6
Wienerberger AG	4.6
voestalpine AG	4.6
ANDRITZ AG	4.4
Raiffeisen Bank International AG	4.1
CA Immobilien Anlagen AG	3.5
AT&S Austria Technologie & Systemtechnik AG	2.9

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI Belgium ETF

Investment Objective

The iShares MSCI Belgium ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(24.77)%	(2.19)%	5.73%	(24.77)%	(10.48)%	74.63%
Fund Market	(24.74)	(2.22)	5.73	(24.74)	(10.63)	74.58
Index	(24.78)	(3.06)	5.03	(24.78)	(14.39)	63.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 814.50	$ 2.29		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Belgium ETF

Portfolio Management Commentary

Belgian stocks declined substantially for the reporting period amid high inflation and disruption to Europe’s energy supplies. While Belgium’s economy continued to grow in the first half of 2022, albeit at a slower pace than 2021, consumer confidence fell substantially amid the country’s highest inflation in 46 years. The Belgian wage system triggered automatic wage increases for many public and private sector employees as prices rose, further exacerbating inflationary pressure. While Belgium has less reliance on Russian natural gas than other European countries, its economy is highly integrated into the European market, and concerns about a wider European economic downturn weighed on Belgian stocks. The declining value of the euro relative to the U.S. dollar also significantly diminished the value of Belgian stocks in U.S. dollar terms.

The financials sector detracted the most from the Index’s return, led by the banking industry. While the industry had relatively little direct exposure to Russia and Ukraine, the war still created a challenging environment by increasing inflation and stifling economic growth in areas where the industry operates. Amid this heightened geopolitical environment, banks increased their reserves, adding to expenses. Stocks in the diversified financial services industry also retreated, pressured by the rising cost of capital and a decline in net asset value of investments.

The consumer staples sector further detracted from the Index’s performance amid weakness in the beverages industry. A large beverage maker was slow to raise prices in some international markets, even as costs rose due to inflation. Meanwhile, shifting consumer tastes in the large U.S. beverage market pressured sales volumes. The materials sector also declined, as customers’ production difficulties weighed on demand for cathode materials in the chemicals industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Staples	23.2%
Health Care	20.2
Financials	19.8
Real Estate	11.0
Materials	9.4
Industrials	3.5
Utilities	3.1
Communication Services	2.6
Consumer Discretionary	2.6
Information Technology	2.6
Energy	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Anheuser-Busch InBev SA/NV	21.8%
Argenx SE	12.5
KBC Group NV	7.4
UCB SA	4.5
Groupe Bruxelles Lambert SA	4.5
Ageas SA/NV	4.2
Umicore SA	4.0
Solvay SA	3.7
Elia Group SA/NV	3.1
Warehouses De Pauw CVA	2.8

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI France ETF

Investment Objective

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	(19.40	)%(a)	2.61%	6.37%	(19.40	)%(a)	13.75%	85.39%
Fund Market	(18.91)		2.66	6.46	(18.91)		14.01	87.02
Index	(20.47)		2.30	6.19	(20.47)		12.03	82.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 855.80	$ 3.65		$ 1,000.00	$ 1,021.30	$ 3.97		0.78%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI France ETF

Portfolio Management Commentary

French stocks declined sharply during the reporting period. Russia’s invasion of Ukraine disrupted supply chains across the Eurozone and contributed to high inflation as commodities and energy prices soared. Many nations, including France, imposed sanctions against Russia, and some French companies suspended business operations in the country or stopped buying Russian commodities and products. Rising inflation, which led the ECB to increase interest rates in July 2022 for the first time in 11 years, weakened business confidence and the economic outlook. The declining value of the euro relative to the U.S. dollar also diminished the value of French stocks in U.S. dollar terms.

The industrials sector detracted the most from the Index’s return. Coronavirus-related lockdowns in China disrupted production at a French electrical equipment company with Chinese operations and limited the supply of critical parts. The aerospace and defense industry was also negatively impacted by shortages in the supply of key parts, including engines and microchips.

Consumer discretionary companies further detracted from the Index’s performance, as China’s lockdowns shuttered stores and led to declining sales of luxury brand products in the apparel, accessories, and luxury goods industry. The economic downturn in the U.S., where growth turned negative in the first two quarters of 2022, also weighed on sales of French luxury goods.

The consumer staples sector also weighed on the Index’s return. The personal products industry faced headwinds, as increased marketing costs diminished profit margins and online sales slowed.

Healthcare stocks also detracted from the Index’s performance. The stock of a large pharmaceuticals company retreated after it suspended testing of a new drug following disappointing trial performance. On the upside, stocks in the energy sector contributed to the Index’s performance as soaring oil and gas prices boosted profits.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Discretionary	22.7%
Industrials	21.2
Consumer Staples	11.3
Financials	9.2
Energy	8.3
Health Care	8.0
Information Technology	6.7
Materials	5.5
Communication Services	3.1
Utilities	2.9
Real Estate	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

LVMH Moet Hennessy Louis Vuitton SE	11.9%
TotalEnergies SE	8.3
Sanofi	6.2
L’Oreal SA	5.5
Air Liquide SA	4.4
Schneider Electric SE	4.3
Airbus SE	3.9
BNP Paribas SA	3.4
Vinci SA	3.3
AXA SA	2.9

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI Netherlands ETF

Investment Objective

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(34.09)%	4.13%	8.52%	(34.09)%	22.41%	126.45%
Fund Market	(34.21)	4.06	8.54	(34.21)	22.01	126.86
Index	(33.58)	4.68	8.90	(33.58)	25.70	134.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Netherlands Investable Market Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Netherlands IMI 25/50.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 802.10	$ 2.27		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Netherlands ETF

Portfolio Management Commentary

Stocks in the Netherlands declined sharply during the reporting period. Russia’s invasion of Ukraine disrupted supply chains across the Eurozone and contributed to record-high inflation as commodities and energy prices soared. Many nations, including the Netherlands, imposed sanctions against Russia while some Dutch companies stopped business operations in Russia. Rising inflation, which led the ECB to raise interest rates in July 2022 for the first time in 11 years, weakened business confidence and the economic outlook. The declining value of the euro relative to the U.S. dollar also diminished the value of Dutch stocks in U.S. dollar terms.

The information technology sector detracted the most from the Index’s return. A global supply shortage of microprocessors slowed production for semiconductor equipment manufacturers, while the weakening global economy diminished the sales outlook for many products that use microprocessors, such as personal computers and cell phones. In addition, the U.S. pressured the Netherlands to block chip manufacturers from selling some high-tech equipment to China, citing their use in military applications.

Consumer discretionary stocks also detracted from the Index’s performance. The Chinese assets of a Dutch internet and direct marketing retail company declined when investors became concerned about new Chinese restrictions on technology companies. The stock of a grocery and food delivery company in the industry also fell as consumers increasingly returned to shopping in grocery stores or eating out in restaurants.

In the industrials sector, the capital goods industry also weighed on the Index’s return, as rising costs for raw materials reduced profit margins. Geopolitical disruptions, including the war in Ukraine and coronavirus-related lockdowns in China, negatively impacted supply chains and sales, leading to longer wait times for products to get to market and larger inventory costs.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	31.0%
Industrials	15.5
Financials	12.6
Consumer Staples	12.1
Consumer Discretionary	10.5
Materials	8.0
Communication Services	4.7
Health Care	3.2
Real Estate	1.2
Energy	1.1
Utilities	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

ASML Holding NV	21.5%
Prosus NV	9.1
ING Groep NV	5.9
Adyen NV	5.8
Koninklijke Ahold Delhaize NV	4.7
Wolters Kluwer NV	4.4
Koninklijke DSM NV	3.9
Heineken NV	3.6
Koninklijke Philips NV	2.7
Universal Music Group NV	2.6

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI Sweden ETF

Investment Objective

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(33.28)%	1.04%	4.74%	(33.28)%	5.33%	58.91%
Fund Market	(33.37)	1.00	4.76	(33.37)	5.10	59.24
Index	(33.26)	0.74	4.29	(33.26)	3.75	52.18

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 816.10	$ 2.56		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Sweden ETF

Portfolio Management Commentary

Stocks in Sweden declined sharply during the reporting period. Russia’s invasion of Ukraine disrupted supply chains across Europe and contributed to record high inflation as commodities and oil prices soared. Many nations, including Sweden, imposed sanctions against Russia while some Swedish companies halted Russian business operations. Rising inflation led the Swedish central bank to raise interest rates into positive territory for the first time since 2014. The declining value of the Swedish krona relative to the U.S. dollar also diminished the value of Swedish stocks in U.S. dollar terms.

The industrials sector detracted the most from the Index’s performance, led by the machinery industry. Coronavirus-related restrictions and lockdowns in many major cities across China disrupted the supply chain of key products and services and also slowed business operations across Sweden. A global shortage of microprocessors interfered with production and increased costs for truck manufacturers, while shipping bottlenecks impaired deliveries of products and parts. The stock prices of several major companies in the industrials sector dropped sharply following the invasion of Ukraine and their subsequent decision to end business operations in Russia.

The financials sector also detracted from the Index’s performance. The stock prices of investment holding companies with controlling stakes in many businesses fell, following the decline in the broader stock market. Online companies faced headwinds as consumers returned to shopping in stores and investors shifted away from growth-oriented businesses, weakening the performance of the multi-sector holdings industry.

Information technology stocks also weighed on the Index’ return. The electronic equipment, instruments, and components industry faced pressure as the war in Ukraine and the coronavirus-related lockdowns in China disrupted supplies and increased costs.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	37.5%
Financials	28.1
Information Technology	9.1
Consumer Staples	6.3
Consumer Discretionary	6.3
Materials	5.0
Communication Services	4.3
Health Care	1.7
Real Estate	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Nordea Bank Abp	6.9%
Investor AB, Class B	6.3
Atlas Copco AB, Class A	6.0
Volvo AB, Class B	5.2
Telefonaktiebolaget LM Ericsson, Class B	4.8
Assa Abloy AB, Class B	4.5
Hexagon AB, Class B	4.4
Sandvik AB	3.6
Skandinaviska Enskilda Banken AB, Class A	3.6
Swedish Match AB	3.4

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E	15

Schedule of Investments August 31, 2022	iShares® MSCI Austria ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
FACC AG(a)(b)	66,760	$472,988

Air Freight & Logistics — 2.5%
Oesterreichische Post AG(b)	55,721	1,555,635

Banks — 25.1%
BAWAG Group AG(c)	63,281	2,855,120
Erste Group Bank AG	460,384	10,353,000
Raiffeisen Bank International AG	198,568	2,507,437

		15,715,557

Chemicals — 2.5%
Lenzing AG	21,244	1,571,234

Commercial Services & Supplies — 1.7%
DO & CO AG(a)(b)	13,087	1,035,334

Construction & Engineering — 2.2%
Porr AG	49,071	563,165
Strabag SE	20,755	797,809

		1,360,974

Construction Materials — 4.6%
Wienerberger AG	121,901	2,850,456

Diversified Telecommunication Services — 2.7%
Telekom Austria AG	271,316	1,695,940

Electric Utilities — 15.9%
EVN AG	62,007	1,202,877
Verbund AG	91,177	8,712,659

		9,915,536

Electronic Equipment, Instruments & Components — 2.8%
AT&S Austria Technologie & Systemtechnik AG	39,876	1,774,871

Energy Equipment & Services — 1.8%
Schoeller-Bleckmann Oilfield Equipment AG	19,102	1,155,203

Food Products — 0.9%
Agrana Beteiligungs AG	35,607	576,110

Insurance — 4.7%
UNIQA Insurance Group AG	208,698	1,379,573
Vienna Insurance Group AG Wiener Versicherung Gruppe	65,019	1,541,416

		2,920,989

Security	Shares	Value

Machinery — 6.4%
ANDRITZ AG	59,343	$2,733,121
Palfinger AG	30,880	805,303
Semperit AG Holding(b)	26,911	489,015

		4,027,439

Metals & Mining — 4.5%
voestalpine AG	140,180	2,820,773

Oil, Gas & Consumable Fuels — 12.7%
OMV AG	197,232	7,946,924

Real Estate Management & Development — 7.0%
CA Immobilien Anlagen AG	67,171	2,139,368
IMMOFINANZ AG	52,074	774,511
S IMMO AG	62,833	1,435,760

		4,349,639

Total Long-Term Investments — 98.8% (Cost: $84,049,823)		61,745,602

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	1,915,593	1,916,168
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	20,000	20,000

Total Short-Term Securities — 3.1% (Cost: $1,935,214)		1,936,168

Total Investments in Securities — 101.9% (Cost: $85,985,037)		63,681,770

Liabilities in Excess of Other Assets — (1.9)%		(1,179,311)

Net Assets — 100.0%		$62,502,459

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Austria ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,252,894	$—	$(335,753)	(a)	$(1,603)	$630	$1,916,168	1,915,593	$36,201	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	—	(10,000)	(a)	—	—	20,000	20,000	193		—

					$(1,603)	$630	$1,936,168		$36,394		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	21	09/16/22	$740	$5,469

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,469	$—	$—	$—	$5,469

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(92,322)	$—	$—	$—	$(92,322)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(9,370)	$—	$—	$—	$(9,370)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$948,320

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Austria ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,685,826	$56,059,776	$—	$61,745,602
Money Market Funds	1,936,168	—	—	1,936,168

	$7,621,994	$56,059,776	$—	$63,681,770

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$5,469	$—	$5,469

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Belgium ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.5%
bpost SA	14,456	$87,815

Banks — 8.2%
KBC Ancora	4,588	151,042
KBC Group NV	27,386	1,306,107

		1,457,149

Beverages — 21.6%
Anheuser-Busch InBev SA/NV	79,703	3,849,218

Biotechnology — 13.9%
Argenx SE(a)	5,870	2,210,417
Galapagos NV(a)	5,565	279,231

		2,489,648

Capital Markets — 0.8%
Gimv NV	2,672	136,705

Chemicals — 8.5%
Recticel SA	6,236	86,894
Solvay SA	8,041	649,119
Tessenderlo Group SA(a)	2,688	87,275
Umicore SA	22,054	701,010

		1,524,298

Construction & Engineering — 3.0%
Ackermans & van Haaren NV	2,749	401,885
Deme Group NV(a)	1,117	127,834

		529,719

Distributors — 2.3%
D’ieteren Group	2,703	407,481

Diversified Financial Services — 6.5%
Groupe Bruxelles Lambert SA	10,472	791,644
Sofina SA	1,799	360,618

		1,152,262

Diversified Telecommunication Services — 1.3%
Proximus SADP	18,463	235,016

Electric Utilities — 3.1%
Elia Group SA/NV	3,808	553,194

Electronic Equipment, Instruments & Components — 1.1%
Barco NV	8,956	199,586

Entertainment — 0.5%
Kinepolis Group NV(a)	2,103	92,203

Equity Real Estate Investment Trusts (REITs) — 9.1%
Aedifica SA	3,974	375,995
Cofinimmo SA	3,182	322,798
Intervest Offices & Warehouses NV	3,395	84,954
Montea NV	1,395	125,891
Retail Estates NV	1,494	96,728
Warehouses De Pauw CVA	16,386	498,578
Xior Student Housing NV	2,910	117,613

		1,622,557

Food & Staples Retailing — 1.0%
Etablissements Franz Colruyt NV	6,707	186,408

Health Care Equipment & Supplies — 0.4%
Ion Beam Applications	3,949	70,243

Security	Shares	Value

Health Care Providers & Services — 0.6%
Fagron	8,375	$107,522

Health Care Technology — 0.4%
AGFA-Gevaert NV(a)	22,025	79,637

Insurance — 4.2%
Ageas SA/NV	18,409	746,955

IT Services — 0.3%
Econocom Group SA/NV	19,181	59,784

Media — 0.5%
Telenet Group Holding NV	5,960	84,631

Metals & Mining — 0.8%
Bekaert SA	4,751	145,727

Oil, Gas & Consumable Fuels — 2.0%
Euronav NV	21,887	352,911

Personal Products — 0.3%
Ontex Group NV(a)	10,266	58,946

Pharmaceuticals — 4.6%
Mithra Pharmaceuticals SA(a)(b)	3,504	25,057
UCB SA	11,377	799,426

		824,483

Real Estate Management & Development — 1.8%
Immobel SA	796	48,099
Shurgard Self Storage SA	2,573	124,209
VGP NV	973	141,465

		313,773

Semiconductors & Semiconductor Equipment — 1.1%
Melexis NV	2,567	193,569

Textiles, Apparel & Luxury Goods — 0.3%
Van de Velde NV	1,456	51,289

Wireless Telecommunication Services — 0.3%
Orange Belgium SA(a)	3,002	55,903

Total Long-Term Investments — 99.0% (Cost: $26,958,919)		17,668,632

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(c)(d)(e)	26,005	26,013

Total Short-Term Securities — 0.2% (Cost: $25,999)		26,013

Total Investments in Securities — 99.2% (Cost: $26,984,918)		17,694,645

Other Assets Less Liabilities — 0.8%		149,900

Net Assets — 100.0%		$17,844,545

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Belgium ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$125,177	$—	$(99,139)	(a)	$(1)	$(24)	$26,013	26,005	$8,349	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(c)	10,000	—	(10,000)	(a)	—	—	—	—	32		—

					$(1)	$(24)	$26,013		$8,381		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	5	09/16/22	$176	$4,795

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,795	$—	$—	$—	$4,795

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,982)	$—	$—	$—	$(5,982)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,999	$—	$—	$—	$1,999

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$158,862

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Belgium ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$408,922	$17,259,710	$—	$17,668,632
Money Market Funds	26,013	—	—	26,013

	$434,935	$17,259,710	$—	$17,694,645

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$4,795	$—	$4,795

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2022	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 7.3%
Airbus SE	310,417	$30,418,723
Dassault Aviation SA	13,088	1,797,370
Safran SA	179,591	18,310,107
Thales SA	56,134	6,767,558

		57,293,758

Auto Components — 1.4%
Cie. Generale des Etablissements Michelin SCA(a)	356,556	8,671,893
Valeo	109,227	2,086,422

		10,758,315

Automobiles — 0.4%
Renault SA(b)	101,533	2,891,962

Banks — 5.3%
BNP Paribas SA	583,466	27,113,777
Credit Agricole SA	636,493	5,858,070
Societe Generale SA	417,990	9,214,759

		42,186,606

Beverages — 2.8%
Pernod Ricard SA	110,035	20,190,145
Remy Cointreau SA(a)	12,159	2,255,042

		22,445,187

Building Products — 1.3%
Cie. de Saint-Gobain	261,375	10,527,594

Capital Markets — 0.6%
Amundi SA(c)	32,314	1,638,440
Euronext NV(c)	44,822	3,312,478

		4,950,918

Chemicals — 4.7%
Air Liquide SA	274,654	34,417,678
Arkema SA	31,095	2,625,091

		37,042,769

Construction & Engineering — 4.2%
Bouygues SA	120,084	3,527,464
Eiffage SA	43,581	3,833,163
Vinci SA	280,253	25,854,300

		33,214,927

Diversified Financial Services — 0.3%
Eurazeo SE	23,100	1,379,534
Wendel SE	14,009	1,100,715

		2,480,249

Diversified Telecommunication Services — 1.3%
Orange SA	1,047,779	10,611,253

Electric Utilities — 0.5%
Electricite de France SA	295,339	3,531,141

Electrical Equipment — 5.6%
Legrand SA	140,459	10,162,865
Schneider Electric SE	284,916	33,864,361

		44,027,226

Entertainment — 0.6%
Bollore SE	460,826	2,202,192
Ubisoft Entertainment SA(b)	49,110	2,264,710

		4,466,902

Equity Real Estate Investment Trusts (REITs) — 1.1%
Covivio	25,021	1,396,862

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Gecina SA	23,951	$2,131,589
Klepierre SA	113,933	2,337,023
Unibail-Rodamco-Westfield(a)(b)	61,645	3,169,136

		9,034,610

Food & Staples Retailing — 0.7%
Carrefour SA	317,468	5,298,695

Food Products — 2.3%
Danone SA	337,467	17,757,611

Health Care Equipment & Supplies — 0.3%
BioMerieux	22,016	2,013,356

Hotels, Restaurants & Leisure — 0.9%
Accor SA(b)	88,817	2,118,389
La Francaise des Jeux SAEM(c)	55,714	1,807,038
Sodexo SA	46,283	3,539,718

		7,465,145

Household Durables — 0.1%
SEB SA	13,175	975,808

Insurance — 2.9%
AXA SA	983,273	23,157,672

IT Services — 3.4%
Capgemini SE	85,931	14,846,985
Edenred	131,222	6,637,127
Worldline SA/France(b)(c)	125,659	5,383,568

		26,867,680

Life Sciences Tools & Services — 1.3%
Eurofins Scientific SE	70,406	4,871,264
Sartorius Stedim Biotech	14,553	5,322,925

		10,194,189

Machinery — 0.4%
Alstom SA(a)	166,030	3,402,493

Media — 1.2%
Publicis Groupe SA	119,345	5,827,055
Vivendi SE	377,021	3,417,490

		9,244,545

Metals & Mining — 0.8%
ArcelorMittal SA	278,552	6,611,184

Multi-Utilities — 2.4%
Engie SA	959,245	11,393,049
Veolia Environnement SA	349,515	7,789,784

		19,182,833

Oil, Gas & Consumable Fuels — 8.3%
TotalEnergies SE	1,302,202	65,930,078

Personal Products — 5.5%
L’Oreal SA	126,741	43,528,462

Pharmaceuticals — 6.4%
Ipsen SA	19,973	1,914,155
Sanofi	598,052	48,890,634

		50,804,789

Professional Services — 1.6%
Bureau Veritas SA	153,852	3,818,592
Teleperformance	30,856	8,788,009

		12,606,601

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.6%
STMicroelectronics NV(a)	358,944	$12,509,259

Software — 1.7%
Dassault Systemes SE	350,075	13,500,004

Textiles, Apparel & Luxury Goods — 20.0%
EssilorLuxottica SA	151,082	22,501,764
Hermes International	16,629	21,297,845
Kering SA	39,292	19,714,857
LVMH Moet Hennessy Louis Vuitton SE	145,808	94,085,058

		157,599,524

Transportation Infrastructure — 0.8%
Aeroports de Paris(a)(b)	15,694	2,148,985
Getlink SE	230,227	4,335,412

		6,484,397

Total Long-Term Investments — 100.0% (Cost: $954,254,582)		790,597,742

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	2,434,070	2,434,800

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	7,730,000	$7,730,000

Total Short-Term Securities — 1.3% (Cost: $10,163,657)		10,164,800

Total Investments in Securities — 101.3% (Cost: $964,418,239)		800,762,542

Liabilities in Excess of Other Assets — (1.3)%		(10,600,536)

Net Assets — 100.0%		$790,162,006

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$21,424	$2,410,618	(a)	$ —	$1,615	$1,143	$2,434,800	2,434,070	$40,850	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	350,000	7,380,000	(a)	—	—	—	7,730,000	7,730,000	37,592		—

					$1,615	$1,143	$10,164,800		$78,442		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
CAC 40 10 Euro Index	6	09/16/22	$367	$(28,983)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI France ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$28,983	$—	$—	$—	$28,983

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(545,219)	$—	$—	$—	$(545,219)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,410	$—	$—	$—	$3,410

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,852,129

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$790,597,742	$—	$790,597,742
Money Market Funds	10,164,800	—	—	10,164,800

	$10,164,800	$790,597,742	$—	$800,762,542

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(28,983)	$—	$(28,983)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.8%
InPost SA(a)	253,617	$1,304,807
PostNL NV	539,381	1,149,348

		2,454,155

Banks — 6.9%
ABN AMRO Bank NV, CVA(b)	296,907	2,852,352
ING Groep NV	2,074,097	18,178,300

		21,030,652

Beverages — 6.4%
Coca-Cola Europacific Partners PLC	121,340	5,966,288
Heineken Holding NV	38,800	2,752,395
Heineken NV	121,835	10,950,416

		19,669,099

Biotechnology — 0.5%
Pharming Group NV(a)(c)	1,227,430	1,475,895

Capital Markets — 0.7%
Flow Traders(b)	55,954	1,119,679
Van Lanschot Kempen NV	54,138	1,140,610

		2,260,289

Chemicals — 7.6%
Akzo Nobel NV	104,429	6,579,168
Corbion NV	55,969	1,589,196
Koninklijke DSM NV	94,474	12,046,922
OCI NV	81,451	3,057,901

		23,273,187

Construction & Engineering — 2.5%
Arcadis NV	60,699	1,935,041
Boskalis Westminster	71,964	2,386,971
Fugro NV(a)	165,931	2,113,563
Koninklijke BAM Groep NV(a)	432,544	1,152,950

		7,588,525

Distributors — 0.1%
B&S Group Sarl(b)(c)	60,062	305,181

Diversified Financial Services — 0.0%
SNS Real NV(c)(d)	63,320	1

Diversified Telecommunication Services — 2.0%
Koninklijke KPN NV	1,977,396	6,292,264

Electric Utilities — 0.1%
Fastned BV(a)(c)	8,668	264,731

Electrical Equipment — 2.1%
Alfen Beheer BV(a)(b)	20,526	2,320,412
Signify NV(b)	91,718	2,607,162
TKH Group NV	41,655	1,453,244

		6,380,818

Energy Equipment & Services — 0.6%
SBM Offshore NV	137,088	1,914,416

Entertainment — 2.6%
Universal Music Group NV	407,393	8,089,990

Equity Real Estate Investment Trusts (REITs) — 1.2%
Eurocommercial Properties NV	59,063	1,236,112
NSI NV	34,866	1,051,748
Vastned Retail NV	21,887	486,097

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Wereldhave NV(c)	66,632	$901,827

		3,675,784

Food & Staples Retailing — 4.9%
Koninklijke Ahold Delhaize NV	517,993	14,248,335
Sligro Food Group NV(a)	45,176	748,328

		14,996,663

Food Products — 0.8%
JDE Peet’s NV	76,436	2,356,923

Health Care Equipment & Supplies — 2.7%
Koninklijke Philips NV	492,873	8,185,633

Hotels, Restaurants & Leisure — 0.6%
Basic-Fit NV(a)(b)(c)	46,856	1,788,524

Insurance — 4.9%
Aegon NV	1,084,225	4,845,427
ASR Nederland NV	90,164	3,679,975
NN Group NV	161,033	6,618,128

		15,143,530

Internet & Direct Marketing Retail — 9.8%
Just Eat Takeaway.com NV(a)(b)	131,477	2,187,178
Prosus NV	451,856	27,928,971

		30,116,149

IT Services — 5.8%
Adyen NV(a)(b)	11,516	17,770,853

Machinery — 1.0%
Aalberts NV	71,611	2,625,975
Ebusco Holding NV(a)(c)	30,293	612,109

		3,238,084

Metals & Mining — 0.4%
AMG Advanced Metallurgical Group NV	43,535	1,111,542

Oil, Gas & Consumable Fuels — 0.5%
Koninklijke Vopak NV	71,298	1,569,375

Professional Services — 6.3%
Brunel International NV	41,241	386,137
Intertrust NV(a)(b)	90,488	1,769,582
Randstad NV	77,623	3,614,960
Wolters Kluwer NV	137,361	13,432,918

		19,203,597

Semiconductors & Semiconductor Equipment — 24.6%
ASM International NV	26,719	7,264,609
ASML Holding NV	134,501	65,652,003
BE Semiconductor Industries NV	52,271	2,483,068

		75,399,680

Software — 0.4%
CM.Com NV(a)(c)	26,411	313,363
TomTom NV(a)	134,139	1,079,774

		1,393,137

Trading Companies & Distributors — 2.8%
AerCap Holdings NV(a)(c)	85,718	3,775,878
IMCD NV	34,841	4,806,518

		8,582,396

Total Long-Term Investments — 99.6% (Cost: $411,567,493)		305,531,073

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	3,282,598	$3,283,583
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	20,000	20,000

Total Short-Term Securities — 1.1% (Cost: $3,301,854)		3,303,583

Total Investments in Securities — 100.7% (Cost: $414,869,347)		308,834,656

Liabilities in Excess of Other Assets — (0.7)%		(2,175,453)

Net Assets — 100.0%		$306,659,203

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,087,917	$198,298	(a)	$—		$(3,959)	$1,327	$3,283,583	3,282,598	$113,628	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	120,000	—		(100,000)	(a)	—	—	20,000	20,000	834		—

						$(3,959)	$1,327	$3,303,583		$114,462		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	37	09/16/22	$1,304	$(89,288)

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$89,288	$—	$—	$—	$89,288

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Netherlands ETF

Futures Contracts (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(212,104)	$—	$—	$—	$(212,104)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(89,655)	$—	$—	$—	$(89,655)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$963,849

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,228,263	$295,302,809	$1	$305,531,073
Money Market Funds	3,303,583	—	—	3,303,583

	$13,531,846	$295,302,809	$1	$308,834,656

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(89,288)	$—	$(89,288)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2022	iShares® MSCI Sweden ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 0.8%
Volvo Car AB, Class B(a)(b)	524,976	$3,197,846

Banks — 15.4%
Nordea Bank Abp	3,001,041	27,825,189
Skandinaviska Enskilda Banken AB, Class A	1,431,558	14,270,763
Svenska Handelsbanken AB, Class A	1,282,593	10,504,652
Swedbank AB, Class A	796,271	10,291,723

		62,892,327

Biotechnology — 0.8%
Swedish Orphan Biovitrum AB(a)	148,808	3,285,951

Building Products — 7.4%
Assa Abloy AB, Class B	881,306	17,849,945
Nibe Industrier AB, Class B	1,332,245	12,476,130

		30,326,075

Capital Markets — 1.4%
EQT AB	262,158	5,871,771

Commercial Services & Supplies — 0.6%
Securitas AB, Class B	275,852	2,415,551

Communications Equipment — 4.7%
Telefonaktiebolaget LM Ericsson, Class B	2,568,159	19,205,778

Construction & Engineering — 1.1%
Skanska AB, Class B	299,716	4,427,608

Diversified Financial Services — 10.8%
Industrivarden AB, Class A	114,884	2,546,051
Industrivarden AB, Class C	135,670	2,976,323
Investor AB, Class A	438,202	7,283,223
Investor AB, Class B	1,603,245	25,269,067
Kinnevik AB, Class B(a)	213,417	3,037,139
L E Lundbergforetagen AB, Class B	66,993	2,766,892

		43,878,695

Diversified Telecommunication Services — 2.0%
Telia Co. AB	2,336,337	8,223,284

Electronic Equipment, Instruments & Components — 4.3%
Hexagon AB, Class B	1,711,460	17,489,472

Entertainment — 0.9%
Embracer Group AB(a)(b)	589,134	3,655,262

Health Care Equipment & Supplies — 0.9%
Getinge AB, Class B	200,562	3,714,717

Hotels, Restaurants & Leisure — 3.2%
Evolution AB(c)	160,864	12,869,645

Household Durables — 0.6%
Electrolux AB, Class B(b)	193,362	2,445,073

Household Products — 2.9%
Essity AB, Class B	535,687	11,883,285

Industrial Conglomerates — 1.4%
Investment AB Latour, Class B	130,437	2,569,516
Lifco AB, Class B	204,155	3,171,159

		5,740,675

Machinery — 26.3%
Alfa Laval AB	255,404	6,810,964

Security	Shares	Value

Machinery (continued)
Atlas Copco AB, Class A	2,363,756	$23,994,539
Atlas Copco AB, Class B	1,372,657	12,499,124
Epiroc AB, Class A	579,320	8,864,068
Epiroc AB, Class B	343,580	4,677,440
Husqvarna AB, Class B	369,059	2,483,187
Indutrade AB	240,643	4,455,743
Sandvik AB	938,141	14,626,086
SKF AB, Class B	337,699	5,062,975
Volvo AB, Class A	176,416	2,936,017
Volvo AB, Class B	1,326,878	21,018,131

		107,428,274

Metals & Mining — 2.1%
Alleima AB, NVS	187,377	752,320
Boliden AB	240,883	7,713,591

		8,465,911

Paper & Forest Products — 2.8%
Holmen AB, Class B	82,647	3,545,930
Svenska Cellulosa AB SCA, Class B	532,422	7,977,547

		11,523,477

Real Estate Management & Development — 1.6%
Fastighets AB Balder, Class B(a)	555,866	3,069,606
Sagax AB, Class B	167,712	3,606,980

		6,676,586

Specialty Retail — 1.6%
H & M Hennes & Mauritz AB, Class B	641,688	6,664,141

Tobacco — 3.3%
Swedish Match AB	1,340,911	13,461,591

Wireless Telecommunication Services — 1.3%
Tele2 AB, Class B	500,012	5,325,011

Total Long-Term Investments — 98.2% (Cost: $575,255,659)		401,068,006

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	9,746,013	9,748,937
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	5,850,000	5,850,000

Total Short-Term Securities — 3.8% (Cost: $15,595,231)		15,598,937

Total Investments in Securities — 102.0% (Cost: $590,850,890)		416,666,943

Liabilities in Excess of Other Assets — (2.0)%		(8,112,002)

Net Assets — 100.0%		$408,554,941

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Sweden ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$9,746,820	(a)	$ —	$(1,589)	$3,706	$9,748,937	9,746,013	$61,154	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	5,590,000	(a)	—	—	—	5,850,000	5,850,000	32,762		—

					$(1,589)	$3,706	$15,598,937		$93,916		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMXS30 Index	420	09/16/22	$7,533	$(532,520)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,746,911	EUR	2,584,364	Standard Chartered Bank	09/16/22	$147,373
USD	492,292	SEK	4,886,739	Standard Chartered Bank	09/16/22	33,566

						180,939

EUR	283,000	USD	294,854	Standard Chartered Bank	09/16/22	(10,192)
SEK	25,160,725	USD	2,529,663	Standard Chartered Bank	09/16/22	(167,788)

						(177,980)

						$2,959

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$180,939	$—	$—	$180,939

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Sweden ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$532,520	$—	$—	$—	$532,520
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$177,980	$—	$—	$177,980

	$—	$—	$532,520	$177,980	$—	$—	$710,500

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(946,539)	$—	$—	$—	$(946,539)
Forward foreign currency exchange contracts	—	—	—	810,322	—	—	810,322

	$—	$—	$(946,539)	$810,322	$—	$—	$(136,217)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(459,793)	$—	$—	$—	$(459,793)
Forward foreign currency exchange contracts	—	—	—	(374,571)	—	—	(374,571)

	$—	$—	$(459,793)	$(374,571)	$—	$—	$(834,364)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,083,227
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$4,148,111
Average amounts sold — in USD	$7,857,311

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$532,520
Forward foreign currency exchange contracts	180,939	177,980

Total derivative assets and liabilities in the Statement of Assets and Liabilities	180,939	710,500
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(532,520)

Total derivative assets and liabilities subject to an MNA	180,939	177,980

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Sweden ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Standard Chartered Bank	$180,939	$(177,980)		$—	$—	$2,959

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)

Standard Chartered Bank	$177,980	$(177,980)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$752,320	$400,315,686	$—	$401,068,006
Money Market Funds	15,598,937	—	—	15,598,937

	$16,351,257	$400,315,686	$—	$416,666,943

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$180,939	$—	$180,939
Liabilities
Forward Foreign Currency Exchange Contracts	—	(177,980)	—	(177,980)
Futures Contracts	—	(532,520)	—	(532,520)

	$—	$(529,561)	$—	$(529,561)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$61,745,602	$17,668,632	$790,597,742	$305,531,073
Investments, at value — affiliated(c)	1,936,168	26,013	10,164,800	3,303,583
Cash	3,530	3,959	6,164	6,366
Foreign currency, at value(d)	25,584	11,886	53,540	788,273
Foreign currency collateral pledged for futures contracts(e)	78,386	19,094	34,168	162,802
Receivables:
Investments sold	1,073,124	385,873	2,257,428	5,407,001
Securities lending income — affiliated	3,047	395	11,775	17,405
Capital shares sold	—	—	315,261	—
Dividends — unaffiliated	—	6,314	102,537	747,981
Dividends — affiliated	32	5	12,653	149
Tax reclaims	639,023	151,553	941,747	—

Total assets	65,504,496	18,273,724	804,497,815	315,964,633

LIABILITIES
Collateral on securities loaned, at value	1,919,564	26,010	2,431,981	3,289,126
Payables:
Investments purchased	1,044,152	392,674	2,805,553	5,682,411
Variation margin on futures contracts	10,339	2,449	7,150	20,886
Capital shares redeemed	—	—	—	157,166
Investment advisory fees	27,982	8,046	326,476	155,841
Professional fees	—	—	22,667	—
IRS compliance fee for foreign withholding tax claims	—	—	8,741,982	—

Total liabilities	3,002,037	429,179	14,335,809	9,305,430

NET ASSETS	$62,502,459	$17,844,545	$790,162,006	$306,659,203

NET ASSETS CONSIST OF
Paid-in capital	$131,125,386	$47,386,938	$1,044,504,630	$438,995,619
Accumulated loss	(68,622,927)	(29,542,393)	(254,342,624)	(132,336,416)

NET ASSETS	$62,502,459	$17,844,545	$790,162,006	$306,659,203

NET ASSET VALUE
Shares outstanding	3,600,000	1,120,000	26,800,000	8,950,000

Net asset value	$17.36	$15.93	$29.48	$34.26

Shares authorized	100 million	136.2 million	340.2 million	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$84,049,823	$26,958,919	$954,254,582	$411,567,493
(b) Securities loaned, at value	$1,858,891	$24,799	$2,162,917	$3,170,675
(c) Investments, at cost — affiliated	$1,935,214	$25,999	$10,163,657	$3,301,854
(d) Foreign currency, at cost	$17,672	$11,824	$46,946	$799,873
(e) Foreign currency collateral pledged, at cost	$88,846	$19,157	$40,980	$165,538
See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2022

iShares MSCI Sweden ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$401,068,006
Investments, at value — affiliated(c)	15,598,937
Cash	7,162
Foreign currency, at value(d)	217,386
Foreign currency collateral pledged for futures contracts(e)	640,620
Receivables:
Investments sold	1,617,661
Securities lending income — affiliated	19,963
Capital shares sold	199,999
Dividends — affiliated	10,137
Tax reclaims	1,997,396
Foreign withholding tax claims	6,608,299
Unrealized appreciation on forward foreign currency exchange contracts	180,939

Total assets	428,166,505

LIABILITIES
Collateral on securities loaned, at value	9,746,821
Payables:
Investments purchased	1,629,648
Variation margin on futures contracts	106,039
Capital shares redeemed	56,124
Investment advisory fees	196,777
Professional fees	1,506,141
IRS compliance fee for foreign withholding tax claims	6,192,034
Unrealized depreciation on forward foreign currency exchange contracts	177,980

Total liabilities	19,611,564

NET ASSETS	$408,554,941

NET ASSETS CONSIST OF
Paid-in capital	$653,850,979
Accumulated loss	(245,296,038)

NET ASSETS	$408,554,941

NET ASSET VALUE
Shares outstanding	13,575,000

Net asset value	$30.10

Shares authorized	63.6 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$575,255,659
(b) Securities loaned, at value	$8,685,681
(c) Investments, at cost — affiliated	$15,595,231
(d) Foreign currency, at cost	$72,615
(e) Foreign currency collateral pledged, at cost	$746,342

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

INVESTMENT INCOME
Dividends — unaffiliated	$4,263,354	$812,324	$21,899,231	$9,791,635
Dividends — affiliated	357	40	37,597	1,365
Interest — unaffiliated	10,616	—	—	—
Securities lending income — affiliated — net	36,037	8,341	40,845	113,097
Other income — unaffiliated	—	—	4,974,921	—
Foreign taxes withheld	(530,203)	(121,986)	(1,745,084)	(1,406,956)
Foreign withholding tax claims	—	—	14,173,745	—
IRS Compliance fee for foreign withholding tax claims	—	—	(7,064,969)	—

Total investment income	3,780,161	698,719	32,316,286	8,499,141

EXPENSES
Investment advisory fees	390,497	127,813	3,673,413	1,735,773
Professional fees	217	217	1,947,564	217

Total expenses	390,714	128,030	5,620,977	1,735,990

Net investment income	3,389,447	570,689	26,695,309	6,763,151

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,646,947)	(1,471,682)	(23,250,721)	(5,920,619)
Investments — affiliated	(1,603)	(1)	1,615	(3,959)
In-kind redemptions — unaffiliated(a)	5,466,868	1,916,580	16,093,844	22,401,207
Futures contracts	(92,322)	(5,982)	(545,219)	(212,104)
Foreign currency transactions	(16,144)	(6,762)	(108,462)	(157,382)

	709,852	432,153	(7,808,943)	16,107,143

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(27,958,045)	(7,803,392)	(191,139,575)	(177,348,161)
Investments — affiliated	630	(24)	1,143	1,327
Futures contracts	(9,370)	1,999	3,410	(89,655)
Foreign currency translations	(98,703)	(15,945)	(167,511)	(25,943)

	(28,065,488)	(7,817,362)	(191,302,533)	(177,462,432)

Net realized and unrealized loss	(27,355,636)	(7,385,209)	(199,111,476)	(161,355,289)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,966,189)	$(6,814,520)	$(172,416,167)	$(154,592,138)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2022

iShares MSCI Sweden ETF

INVESTMENT INCOME
Dividends — unaffiliated	$20,315,847
Dividends — affiliated	32,762
Non-cash dividends — unaffiliated	2,526,879
Securities lending income — affiliated — net	61,154
Other income — unaffiliated	219,359
Foreign taxes withheld	(221,577)
Foreign withholding tax claims	2,692,132
IRS Compliance fee for foreign withholding tax claims	(580,125)

Total investment income	25,046,431

EXPENSES
Investment advisory fees	2,965,851
Professional fees	243,301

Total expenses	3,209,152

Net investment income	21,837,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,333,037)
Investments — affiliated	(1,589)
In-kind redemptions — unaffiliated(a)	48,072,349
Futures contracts	(946,539)
Forward foreign currency exchange contracts	810,322
Foreign currency transactions	(1,046,432)

15,555,074

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(254,666,197)
Investments — affiliated	3,706
Futures contracts	(459,793)
Forward foreign currency exchange contracts	(374,571)
Foreign currency translations	(1,095,591)

(256,592,446)

Net realized and unrealized loss	(241,037,372)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(219,200,093)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares MSCI Austria ETF		iShares MSCI Belgium ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,389,447	$1,595,649	$570,689	$552,137
Net realized gain (loss)	709,852	(40,021)	432,153	2,042,739
Net change in unrealized appreciation (depreciation)	(28,065,488)	27,074,882	(7,817,362)	5,680,438

Net increase (decrease) in net assets resulting from operations	(23,966,189)	28,630,510	(6,814,520)	8,275,314

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,126,620)	(1,309,857)	(1,236,736)	(778,166)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(156,589)	19,326,873	(15,105,822)	819,739

NET ASSETS
Total increase (decrease) in net assets	(27,249,398)	46,647,526	(23,157,078)	8,316,887
Beginning of year	89,751,857	43,104,331	41,001,623	32,684,736

End of year	$62,502,459	$89,751,857	$17,844,545	$41,001,623

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI France ETF		iShares MSCI Netherlands ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,695,309	$17,152,439	$6,763,151	$2,487,402
Net realized gain (loss)	(7,808,943)	74,041,475	16,107,143	43,329,778
Net change in unrealized appreciation (depreciation)	(191,302,533)	146,352,924	(177,462,432)	71,011,334

Net increase (decrease) in net assets resulting from operations	(172,416,167)	237,546,838	(154,592,138)	116,828,514

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,550,194)	(13,737,972)	(5,799,889)	(2,794,712)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	241,592,781	(347,207,800)	136,616,774	28,881,932

NET ASSETS
Total increase (decrease) in net assets	28,626,420	(123,398,934)	(23,775,253)	142,915,734
Beginning of year	761,535,586	884,934,520	330,434,456	187,518,722

End of year	$790,162,006	$761,535,586	$306,659,203	$330,434,456

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI Sweden ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,837,279	$10,194,996
Net realized gain	15,555,074	35,585,909
Net change in unrealized appreciation (depreciation)	(256,592,446)	93,813,419

Net increase (decrease) in net assets resulting from operations	(219,200,093)	139,594,324

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(35,964,040)	(14,882,668)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,322,580	282,181,881

NET ASSETS
Total increase (decrease) in net assets	(244,841,553)	406,893,537
Beginning of year	653,396,494	246,502,957

End of year	$408,554,941	$653,396,494

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares MSCI Austria ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$25.28	$15.67	$18.89	$22.88	$22.87

Net investment income(a)	0.97	0.54	0.06	0.48	0.58
Net realized and unrealized gain (loss)(b)	(8.01)	9.50	(3.16)	(3.69)	0.11

Net increase (decrease) from investment operations	(7.04)	10.04	(3.10)	(3.21)	0.69

Distributions from net investment income(c)	(0.88)	(0.43)	(0.12)	(0.78)	(0.68)

Net asset value, end of year	$17.36	$25.28	$15.67	$18.89	$22.88

Total Return(d)
Based on net asset value	(28.58)%	64.50%	(16.58)%	(14.07)%	3.03%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	4.32%	2.55%	0.32%	2.34%	2.37%

Supplemental Data
Net assets, end of year (000)	$62,502	$89,752	$43,104	$54,767	$146,463

Portfolio turnover rate(f)	19%	14%	16%	17%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Belgium ETF

	Year Ended 08/31/22	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$22.28	$17.76		$18.48	$19.70	$20.59

Net investment income(a)	0.44	0.31		0.24	0.44	0.50
Net realized and unrealized gain (loss)(b)	(5.80)	4.64		(0.60)	(1.22)	(0.77)

Net increase (decrease) from investment operations	(5.36)	4.95		(0.36)	(0.78)	(0.27)

Distributions from net investment income(c)	(0.99)		(0.43)	(0.36)	(0.44)	(0.62)

Net asset value, end of year	$15.93	$22.28		$17.76	$18.48	$19.70

Total Return(d)

Based on net asset value	(24.77)%	27.96	%(e)	(2.02)%	(3.80)%	(1.34)%

Ratios to Average Net Assets(f)
Total expenses	0.50%		0.50%	0.51%	0.49%	0.47%

Net investment income	2.22%		1.52%	1.34%	2.43%	2.40%

Supplemental Data
Net assets, end of year (000)	$17,845	$41,002		$32,685	$47,305	$59,903

Portfolio turnover rate(g)	7%		16%	18%	11%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from a settlement of litigation, which impacted the Fund’ total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 22.73%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI France ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$38.85		$29.30		$29.41	$31.10	$29.64

Net investment income(a)	1.27	(b)	0.72	(b)	0.32	0.83	0.80
Net realized and unrealized gain (loss)(c)		(8.65)	9.43		(0.18)	(1.67)	1.40

Net increase (decrease) from investment operations		(7.38)	10.15		0.14	(0.84)	2.20

Distributions from net investment income(d)		(1.99)		(0.60)	(0.25)	(0.85)	(0.74)

Net asset value, end of year	$29.48		$38.85		$29.30	$29.41	$31.10

Total Return(e)

Based on net asset value	(19.71	)%(b)	34.74	%(b)	0.50%	(2.64)%	7.46%

Ratios to Average Net Assets(f)
Total expenses		0.76%		0.60%	0.51%	0.50%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.50%		0.50%	N/A	N/A	N/A

Net investment income	3.62	%(b)	2.13	%(b)	1.09%	2.84%	2.53%

Supplemental Data
Net assets, end of year (000)	$790,162		$761,536		$884,935	$1,129,200	$939,218

Portfolio turnover rate(g)		9%		4%	2%	2%	4%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2022 and August 31, 2021:

•	Net investment income per share by $0.58 and $0.30.
•	Total return by 1.24% and 1.25%.
•	Ratio of net investment income to average net assets by 1.66% and 0.89%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Netherlands ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$52.87	$35.38	$30.58	$31.12	$30.56

Net investment income(a)	0.84	0.40	0.33	0.88	0.62
Net realized and unrealized gain (loss)(b)	(18.78)	17.55	4.80	(0.56)	0.62

Net increase (decrease) from investment operations	(17.94)	17.95	5.13	0.32	1.24

Distributions from net investment income(c)	(0.67)	(0.46)	(0.33)	(0.86)	(0.68)

Net asset value, end of year	$34.26	$52.87	$35.38	$30.58	$31.12

Total Return(d)

Based on net asset value	(34.09)%	50.92%	16.88%	1.16%	4.08%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.50%	0.47%

Net investment income	1.94%	0.90%	1.03%	2.97%	1.95%

Supplemental Data
Net assets, end of year (000)	$306,659	$330,434	$187,519	$133,042	$129,168

Portfolio turnover rate(f)	10%	36%	19%	13%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Sweden ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$47.87	$35.73	$28.25	$31.85	$34.68

Net investment income(a)	1.46	0.99	0.34	0.95	1.14
Net realized and unrealized gain (loss)(b)	(16.83)	12.57	7.65	(3.58)	(2.19)

Net increase (decrease) from investment operations	(15.37)	13.56	7.99	(2.63)	(1.05)

Distributions from net investment income(c)	(2.40)	(1.42)	(0.51)	(0.97)	(1.78)

Net asset value, end of year	$30.10	$47.87	$35.73	$28.25	$31.85

Total Return(d)

Based on net asset value	(33.28)%	38.09%	28.51%	(8.41)%	(2.88)%

Ratios to Average Net Assets(e)
Total expenses	0.54%	0.54%	0.55%	0.55%	0.53%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	3.67%	2.27%	1.09%	3.16%	3.34%

Supplemental Data
Net assets, end of year (000)	$408,555	$653,396	$246,503	$205,516	$248,468

Portfolio turnover rate(f)	18%	11%	8%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Austria	Non-diversified
MSCI Belgium	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Austria
Goldman Sachs & Co. LLC	$321,064	$(321,064)	$—		$—
Morgan Stanley	46,543	(46,543)	—		—
UBS AG	1,491,284	(1,491,284)	—		—

	$1,858,891	$(1,858,891)	$—		$—

MSCI Belgium
Barclays Capital, Inc.	$1,830	$(1,830)	$—		$—
BNP Paribas SA	1,187	(1,187)	—		—
BofA Securities, Inc.	21,246	(21,246)	—		—
UBS AG	536	(536)	—		—

	$24,799	$(24,799)	$—		$—

MSCI France
BofA Securities, Inc.	$588,769	$(588,769)	$—		$—
Goldman Sachs & Co. LLC	1,498,244	(1,498,244)	—		—
Morgan Stanley	75,904	(75,904)	—		—

	$2,162,917	$(2,162,917)	$—		$—

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Netherlands
Barclays Capital, Inc.	$188,120	$(188,120)	$—		$—
BNP Paribas SA	29,804	(29,804)	—		—
BofA Securities, Inc.	1,764,618	(1,764,618)	—		—
Citigroup Global Markets, Inc.	303,429	(303,429)	—		—
J.P. Morgan Securities LLC	1,637	(1,637)	—		—
Morgan Stanley	597,102	(597,102)	—		—
Scotia Capital (USA), Inc.	138,736	(138,736)	—		—
UBS AG	147,229	(147,229)	—		—

	$3,170,675	$(3,170,675)	$—		$—

MSCI Sweden
J.P. Morgan Securities LLC	$3,482,392	$(3,482,392)	$—		$—
Morgan Stanley	2,487,535	(2,487,535)	—		—
UBS AG	2,715,754	(2,715,754)	—		—

	$8,685,681	$(8,685,681)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Austria	$8,835
MSCI Belgium	1,905
MSCI France	9,737
MSCI Netherlands	26,216
MSCI Sweden	15,009

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Austria	$3,465,121	$2,524,799	$(715,469)
MSCI Belgium	155,439	446,128	(387,383)
MSCI France	7,034,103	3,439,112	(4,461,789)
MSCI Netherlands	16,614,700	6,068,967	(2,246,947)
MSCI Sweden	18,940,215	29,762,884	(11,103,911)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Austria	$15,116,429	$14,822,758
MSCI Belgium	1,754,171	2,561,600
MSCI France	73,461,810	64,796,222
MSCI Netherlands	38,085,031	33,532,438
MSCI Sweden	103,140,051	110,670,241

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Austria	$41,806,389	$42,016,350
MSCI Belgium	4,720,524	19,730,554
MSCI France	340,660,678	106,939,629
MSCI Netherlands	289,321,661	156,901,606
MSCI Sweden	333,294,366	330,332,467

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Austria	$4,375,427	$(4,375,427)
MSCI Belgium	1,180,811	(1,180,811)
MSCI France	14,371,301	(14,371,301)
MSCI Netherlands	21,179,104	(21,179,104)
MSCI Sweden	30,692,163	(30,692,163)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Austria
Ordinary income	$3,126,620	$1,309,857

MSCI Belgium
Ordinary income	$1,236,736	$778,166

MSCI France
Ordinary income	$40,550,194	$13,737,972

MSCI Netherlands
Ordinary income	$5,799,889	$2,794,712

MSCI Sweden
Ordinary income	$35,964,040	$14,882,668

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

MSCI Austria	$959,983	$(46,096,951)	$(23,485,959)	$—		$(68,622,927)
MSCI Belgium	—	(19,521,335)	(9,758,792)	(262,266)		(29,542,393)
MSCI France	700,287	(75,649,889)	(179,393,022)	—		(254,342,624)
MSCI Netherlands	1,289,528	(24,475,991)	(109,149,953)	—		(132,336,416)
MSCI Sweden	583,890	(61,327,087)	(184,552,841)	—		(245,296,038)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign tax withholding reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements  (continued)

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Austria	$87,093,468	$876,502	$(24,288,200)	$(23,411,698)
MSCI Belgium	27,437,143	649,541	(10,392,039)	(9,742,498)
MSCI France	979,929,877	19,617,357	(198,813,675)	(179,196,318)
MSCI Netherlands	417,963,533	1,059,067	(110,187,944)	(109,128,877)
MSCI Sweden	593,453,980	2,696,924	(180,016,481)	(177,319,557)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Austria
Shares sold	2,000,000	$42,379,768	950,000	$22,686,385
Shares redeemed	(1,950,000)	(42,536,357)	(150,000)	(3,359,512)

	50,000	$(156,589)	800,000	$19,326,873

MSCI Belgium
Shares sold	240,000	$4,759,217	720,000	$14,720,313
Shares redeemed	(960,000)	(19,865,039)	(720,000)	(13,900,574)

	(720,000)	$(15,105,822)	—	$819,739

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Notes to Financial Statements  (continued)

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI France
Shares sold	10,200,000	$348,855,840	4,800,000	$167,669,958
Shares redeemed	(3,000,000)	(107,263,059)	(15,400,000)	(514,877,758)

	7,200,000	$241,592,781	(10,600,000)	$(347,207,800)

MSCI Netherlands
Shares sold	6,650,000	$293,965,547	3,750,000	$154,457,636
Shares redeemed	(3,950,000)	(157,348,773)	(2,800,000)	(125,575,704)

	2,700,000	$136,616,774	950,000	$28,881,932

MSCI Sweden
Shares sold	8,550,000	$345,947,502	8,850,000	$382,010,407
Shares redeemed	(8,625,000)	(335,624,922)	(2,100,000)	(99,828,526)

	(75,000)	$10,322,580	6,750,000	$282,181,881

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2022, is $5,102,158 or $0.38 per share.

The iShares MSCI France ETF is expected to seek and the iShares MSCI Sweden ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Austria ETF

iShares MSCI Belgium ETF

iShares MSCI France ETF

iShares MSCI Netherlands ETF

iShares MSCI Sweden ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI Austria	$3,982,216
MSCI Belgium	723,584
MSCI France	29,430,526
MSCI Netherlands	9,696,346
MSCI Sweden	23,887,114

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Austria	$4,263,357	$529,843
MSCI Belgium	812,687	123,139
MSCI France	32,009,747	—
MSCI Netherlands	9,795,742	1,357,578
MSCI Sweden	26,757,290	—

I M P O R T A N T T A X I N F O R M A T I O N	55

Board Review and Approval of Investment Advisory Contract

iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI Netherlands ETF, iShares MSCI Sweden ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI France ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Sweden(a)	$2.195776	$—	$0.204183	$2.399959	91%	—%	9%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	63

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

NVS	Non-Voting Shares

Currency Abbreviations

EUR	Euro

SEK	Swedish Krona

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

iShares.com   |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-802-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•  iShares MSCI Eurozone ETF | EZU | Cboe BZX

•  iShares MSCI Germany ETF | EWG | NYSE Arca

•  iShares MSCI Italy ETF | EWI | NYSE Arca

•  iShares MSCI Spain ETF | EWP | NYSE Arca

•  iShares MSCI Switzerland ETF | EWL | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Eurozone ETF

Investment Objective

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(27.98)%	(0.66)%	4.61%	(27.98)%	(3.28)%	56.94%
Fund Market	(27.79)	(0.66)	4.66	(27.79)	(3.28)	57.74
Index	(27.92)	(0.72)	4.64	(27.92)	(3.57)	57.39

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 817.40	$ 2.61		$ 1,000.00	$ 1,022.30	$ 2.91		0.57%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the eurozone declined sharply during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to high inflation across the eurozone as commodities and energy prices soared. Many nations imposed sanctions against Russia while some companies halted Russian business operations. Rising inflation, which led the ECB to raise interest rates in July 2022 for the first time in 11 years, weakened business confidence and the economic outlook. The declining value of the euro relative to the U.S. dollar also diminished the value of eurozone stocks in U.S. dollar terms.

German equities detracted the most from the Index’s performance, led by the consumer discretionary sector. Textiles, apparel, and luxury goods companies reported weaker earnings due to the lingering effects of coronavirus-related shutdowns of shoe manufacturing plants in Vietnam. Slowing sales in China and growing competition from local brands also weakened the outlook for textiles, apparel, and luxury goods companies. Stocks in Germany’s industrials sector fell as supply chain disruptions and escalating input prices drove lower earnings outlooks. Information technology stocks also declined as many firms discontinued business operations in Russia and the economic outlook across Europe weakened.

Stocks in France also detracted from the Index’s return. Coronavirus-related lockdowns in China disrupted production of a French industrials company with Chinese operations and limited the supply of critical parts. The aerospace and defense industry was also negatively impacted by shortages in the supply of key parts, including engines and microchips. In the consumer discretionary sector, China’s lockdowns shuttered stores and led to declining sales of luxury brand products in the apparel, accessories, and luxury goods industry. The economic downturn in the U.S., where growth turned negative in the first two quarters of 2022, also weighed on sales of French luxury goods.

Stocks in the Netherlands also detracted from the Index’s performance. A global supply shortage of microprocessors slowed production for semiconductor equipment manufacturers, while the slowing worldwide economy diminished the sales outlook for many products that use microprocessors.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Discretionary	16.5%
Industrials	15.4
Financials	14.5
Information Technology	12.9
Consumer Staples	8.6
Health Care	7.7
Utilities	6.6
Materials	6.5
Energy	5.2
Communication Services	4.9
Real Estate	1.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

France	36.1%
Germany	24.2
Netherlands	15.2
Spain	7.9
Italy	6.1
Finland	3.3
Belgium	2.6
Ireland	2.0
Switzerland	0.7
Portugal	0.6

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Germany ETF

Investment Objective

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(35.02)%	(4.09)%	2.57%	(35.02)%	(18.83)%	28.87%
Fund Market	(35.02)	(4.12)	2.62	(35.02)	(18.99)	29.53
Index	(34.96)	(3.92)	2.75	(34.96)	(18.11)	31.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 768.00	$ 2.23		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany declined sharply during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to record-high inflation as prices for commodities and energy soared. Many nations, including Germany, imposed sanctions against Russia while some companies suspended Russian business operations. Germany’s economic growth slowed despite the lifting of many coronavirus-related restrictions. Rising inflation rates led the ECB to raise interest rates in July 2022 for the first time in 11 years, further weakening business confidence and the economic outlook. The declining value of the euro relative to the U.S. dollar also diminished the value of German stocks in U.S. dollar terms.

The consumer discretionary sector detracted the most from the Index’s performance. Sales in the apparel, accessories, and luxury goods industry weakened after coronavirus-related restrictions forced the shutdown of shoe manufacturing plants in Vietnam. Stocks of automobile manufacturers also declined, as a global shortage of microprocessors forced automakers to curtail vehicle production while rising commodities prices, stemming from the war in Ukraine, increased costs.

The industrials sector also detracted notably from the Index’s return. Germany’s industrial production contracted over most of the reporting period, particularly in the second half. Supply chain disruptions and escalating input prices negatively affected the earnings outlook for the industrial conglomerates industry. In addition, sanctions against Russia forced a production halt in the country while also negatively affecting business operations in other areas.

The information technology sector further detracted from the Index’s performance, as many firms in the sector discontinued business operations in Russia and as the economic outlook across Europe weakened. The cost of investments in infrastructure to support cloud computing, such as computer servers and data centers, led to lower profit margins.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	17.4%
Financials	16.6
Consumer Discretionary	16.4
Health Care	12.9
Information Technology	12.6
Communication Services	7.0
Materials	6.8
Utilities	4.4
Consumer Staples	3.2
Real Estate	2.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

SAP SE	8.8%
Siemens AG	7.7
Allianz SE	6.8
Deutsche Telekom AG	6.0
Bayer AG	5.1
Mercedes-Benz Group AG	4.4
BASF SE	3.8
Deutsche Post AG	3.6
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.3
Deutsche Boerse AG	3.2

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Italy ETF

Investment Objective

The iShares MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(26.50)%	(2.07)%	2.75%	(26.50)%	(9.94)%	31.17%
Fund Market	(26.59)	(2.13)	2.79	(26.59)	(10.19)	31.62
Index	(26.08)	(1.85)	2.85	(26.08)	(8.93)	32.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 782.10	$ 2.25		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Italy ETF

Portfolio Management Commentary

Stocks in Italy declined sharply during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to heightened inflation in Italy as prices for commodities and energy climbed. The weaker euro, which fell below parity with the U.S. dollar for the first time in nearly 20 years, contributed to higher inflation rates. The declining value of the euro relative to the U.S. dollar also diminished the value of Italian stocks in U.S. dollar terms. Rising inflation rates led the ECB to raise interest rates in July 2022 for the first time in 11 years. Italy’s economy grew during the reporting period, boosted by stronger consumer consumption as coronavirus-related restrictions eased. However, rising interest rates and inflationary pressures weakened business confidence and increased expectations that Italian economic growth will contract and fall into a recession.

The utilities sector detracted the most from the Index’s performance. Many nations, including Italy, imposed sanctions against Russia following the Ukrainian invasion, leading some Italian utilities to suspend Russian business operations. Russia responded to the sanctions by restricting oil and gas flow to Western Europe, raising supply uncertainties and increasing energy costs. A large Italian utilities company raised debt to fund a transition from Russian sources of energy which, combined with rising interest rates, prompted credit rating agencies to downgrade its credit rating.

The financials sector also detracted from the Index’s return. Although higher interest rates supported banking profits, stock prices dropped sharply after the ECB raised interest rates. Higher interest rates weakened the value of the banks’ investments in government debt and raised concerns about the strength of the financials sector. Banks halted further business activities in Russia following the invasion and wrote down the value of their assets in the country.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	27.0%
Utilities	19.2
Consumer Discretionary	18.9
Industrials	11.9
Energy	11.6
Health Care	4.9
Communication Services	2.6
Consumer Staples	2.1
Information Technology	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Enel SpA	11.8%
Eni SpA	9.0
Stellantis NV	8.9
Intesa Sanpaolo SpA	8.6
Ferrari NV	6.6
UniCredit SpA	4.8
CNH Industrial NV	4.6
Assicurazioni Generali SpA	4.6
Atlantia SpA	4.2
Terna - Rete Elettrica Nazionale	3.8

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Spain ETF

Investment Objective

The iShares MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(19.89)%	(5.29)%	1.68%	(19.89)%	(23.79)%	18.12%
Fund Market	(20.02)	(5.35)	1.71	(20.02)	(24.04)	18.43
Index	(19.19)	(4.97)	2.07	(19.19)	(22.51)	22.73
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 860.70	$ 2.44		$ 1,000.00	$ 1,022.60	$ 2.65		0.52%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Spain ETF

Portfolio Management Commentary

Stocks in Spain declined during the reporting period. Russia’s invasion of Ukraine disrupted supply chains, which contributed to elevated inflation as prices for commodities and oil climbed, sending stocks across Europe lower. The weaker euro, which fell below parity with the U.S. dollar for the first time in nearly 20 years, contributed to higher inflation rates. The declining value of the euro relative to the U.S. dollar also diminished the value of Spanish stocks in U.S. dollar terms. Rising inflation rates led the ECB to raise interest rates in July 2022 for the first time in 11 years. Spain’s economy grew steadily during the reporting period, boosted by stronger consumer consumption as coronavirus-related restrictions eased. However, rising interest rates and inflationary pressures weakened business confidence and the economic outlook.

Stocks in the financials sector detracted the most from the Index’s return. Bank stocks dropped sharply in July 2022 when the Spanish government announced new taxes on the largest lenders. While rising interest rates increased interest income, they also led to higher funding costs, and the weakening global economy raised the costs of provisions for loans that were expected to become delinquent. Rising inflation rates also drove banking industry operating costs higher.

Stocks in the utilities sector further detracted from the Index’s performance. The Spanish government discussed raising revenues by increasing taxes on select industries, including utilities companies. Profit margins diminished as soaring energy prices forced utilities to buy electricity at high wholesale prices to supply to consumers with services previously locked in at much lower prices.

Stocks in the industrials sector also detracted from the Index’s return. Supply chain disruptions, escalating raw material costs, and volatility in customer orders sent earnings and stock prices lower.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Utilities	33.4%
Financials	28.8
Industrials	13.7
Communication Services	8.9
Energy	4.7
Information Technology	4.5
Consumer Discretionary	4.1
Health Care	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Iberdrola SA	20.3%
Banco Santander SA	13.8
Banco Bilbao Vizcaya Argentaria SA	10.2
CaixaBank SA	4.8
Repsol SA	4.7
Telefonica SA	4.6
Amadeus IT Group SA	4.5
Ferrovial SA	4.4
Cellnex Telecom SA	4.3
Industria de Diseno Textil SA	4.1

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Switzerland ETF

Investment Objective

The iShares MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(18.24)%	5.58%	7.78%	(18.24)%	31.17%	111.47%
Fund Market	(18.49)	5.50	7.81	(18.49)	30.73	112.12
Index	(17.87)	5.80	8.01	(17.87)	32.57	116.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 859.20	$ 2.34		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Switzerland ETF

Portfolio Management Commentary

Stocks in Switzerland declined during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to rising inflation rates in Switzerland as prices for food and energy climbed. In June 2022, elevated inflation led the Swiss National Bank to raise interest rates for the first time since 2007. Business confidence and the economic outlook weakened despite the easing of coronavirus-related restrictions that benefited tourism and the service industries.

The healthcare sector detracted the most from the Index’s return. The stock price of a large pharmaceuticals company dropped sharply following the disappointing clinical trial performance of a lung cancer drug. Analysts noted that the trial results suggested the drug’s effectiveness in fighting other types of cancer was limited. In addition, a decision by the U.S. Medicare program to restrict coverage for new treatments for Alzheimer’s disease dimmed prospects for new drugs to combat the disease. The U.S. passed legislation in August 2022 that gives Medicare new powers to negotiate prices for certain drugs and penalize companies that raise Medicare drug prices faster than the rate of inflation.

The industrials sector also detracted from the Index’s performance. Machinery companies contended with rising materials costs and construction delays in end markets such as China, where regulatory curbs on borrowing weakened the property market. A global slowdown in construction also negatively impacted earnings for the machinery industry. International sanctions against Russia following the invasion of Ukraine led the electrical equipment industry to exit the Russian market, weakening earnings. A global shortage of microprocessors also diminished revenues and profits in the industry. The materials sector also declined, most notably the chemicals industry, which was pressured by rising raw material costs, slowing sales in Western Europe, and supply chain disruptions.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Health Care	32.4%
Consumer Staples	23.9
Financials	16.8
Industrials	9.5
Materials	8.6
Consumer Discretionary	5.5
Information Technology	1.4
Communication Services	1.2
Real Estate	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Nestle SA	21.1%
Roche Holding AG	13.8
Novartis AG	10.1
Zurich Insurance Group AG	4.7
Cie. Financiere Richemont SA, Class A	4.4
UBS Group AG	4.2
ABB Ltd.	3.4
Lonza Group AG	3.0
Alcon Inc.	2.6
Sika AG	2.5

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2022	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.6%
Erste Group Bank AG	400,634	$9,009,357
OMV AG	171,598	6,914,072
Verbund AG	81,190	7,758,325
voestalpine AG	138,919	2,795,398

		26,477,152

Belgium — 2.6%
Ageas SA/NV	189,197	7,676,769
Anheuser-Busch InBev SA/NV	1,015,494	49,042,796
D’ieteren Group	29,002	4,372,095
Elia Group SA/NV	39,472	5,734,156
Groupe Bruxelles Lambert SA	118,416	8,951,801
KBC Group NV	291,444	13,899,691
Proximus SADP	182,130	2,318,334
Sofina SA	18,255	3,659,304
Solvay SA	86,362	6,971,678
UCB SA	148,458	10,431,671
Umicore SA	244,036	7,756,942
Warehouses De Pauw CVA	173,317	5,273,530

		126,088,767

Finland — 3.3%
Elisa OYJ	167,608	8,963,386
Fortum OYJ	526,375	5,414,530
Kesko OYJ, Class B	318,238	6,694,970
Kone OYJ, Class B	396,026	15,838,067
Neste OYJ	492,942	24,320,187
Nokia OYJ	6,326,669	31,882,394
Orion OYJ, Class B	125,756	5,701,788
Sampo OYJ, Class A	559,829	25,326,843
Stora Enso OYJ, Class R	648,334	9,651,082
UPM-Kymmene OYJ	621,886	21,128,137
Wartsila OYJ Abp	563,694	4,647,795

		159,569,179

France — 36.0%
Accor SA(a)	198,330	4,730,402
Aeroports de Paris(a)	34,448	4,716,976
Air Liquide SA	611,366	76,612,022
Airbus SE	691,066	67,719,697
Alstom SA(b)	369,707	7,576,495
Amundi SA(c)	70,850	3,592,358
ArcelorMittal SA	615,762	14,614,564
Arkema SA	69,259	5,846,958
AXA SA	2,185,122	51,463,164
BioMerieux	49,166	4,496,214
BNP Paribas SA	1,298,772	60,354,183
Bollore SE	1,044,722	4,992,511
Bouygues SA	267,415	7,855,307
Bureau Veritas SA	342,596	8,503,201
Capgemini SE	191,457	33,079,555
Carrefour SA	705,833	11,780,695
Cie. de Saint-Gobain	582,483	23,461,099
Cie. Generale des Etablissements Michelin SCA	794,091	19,313,299
Covivio	55,675	3,108,201
Credit Agricole SA	1,415,063	13,023,770
Danone SA	750,574	39,495,420
Dassault Aviation SA	29,589	4,063,446
Dassault Systemes SE	779,631	30,065,048
Edenred	292,623	14,800,688
Eiffage SA	97,063	8,537,168

Security	Shares	Value

France (continued)
Electricite de France SA	664,293	$7,942,439
Engie SA	2,135,919	25,368,523
EssilorLuxottica SA	336,352	50,095,400
Eurazeo SE	51,297	3,063,461
Eurofins Scientific SE	158,086	10,937,684
Gecina SA	53,381	4,750,798
Getlink SE	512,665	9,654,011
Hermes International	37,066	47,472,843
Ipsen SA	43,765	4,194,311
Kering SA	87,369	43,837,610
Klepierre SA	253,227	5,194,257
La Francaise des Jeux SAEM(c)	123,673	4,011,233
Legrand SA	312,954	22,643,684
L’Oreal SA	282,132	96,896,601
LVMH Moet Hennessy Louis Vuitton SE	324,557	209,425,850
Orange SA	2,324,507	23,541,160
Pernod Ricard SA	244,640	44,888,600
Publicis Groupe SA	267,957	13,083,081
Remy Cointreau SA(b)	27,091	5,024,371
Renault SA(a)	223,575	6,368,081
Safran SA	399,600	40,741,010
Sanofi	1,331,290	108,832,697
Sartorius Stedim Biotech	32,233	11,789,586
Schneider Electric SE	634,286	75,389,553
SEB SA	29,319	2,171,516
Societe Generale SA	926,611	20,427,516
Sodexo SA	103,098	7,884,921
Teleperformance	68,777	19,588,180
Thales SA	124,335	14,989,924
TotalEnergies SE	2,898,587	146,754,549
Ubisoft Entertainment SA(a)	111,382	5,136,387
Unibail-Rodamco-Westfield(a)(b)	137,269	7,056,924
Valeo	240,251	4,589,203
Veolia Environnement SA	778,966	17,361,135
Vinci SA	623,904	57,557,284
Vivendi SE	839,570	7,610,244
Wendel SE	31,681	2,489,240
Worldline SA/France(a)(c)	280,171	12,003,276

		1,724,569,584

Germany — 22.6%
adidas AG	202,120	29,970,986
Allianz SE, Registered	477,534	80,720,629
Aroundtown SA(b)	1,178,453	3,437,062
BASF SE	1,074,840	45,464,498
Bayer AG, Registered	1,148,577	60,745,921
Bayerische Motoren Werke AG	387,090	28,520,270
Bechtle AG	96,869	3,711,009
Beiersdorf AG	118,429	11,954,222
Brenntag SE	181,519	11,901,740
Carl Zeiss Meditec AG, Bearer	47,535	5,916,158
Commerzbank AG(a)	1,240,305	8,252,897
Continental AG	128,174	7,379,532
Covestro AG(c)	225,115	6,787,653
Daimler Truck Holding AG(a)	531,211	13,582,448
Deutsche Bank AG, Registered	2,408,092	20,090,425
Deutsche Boerse AG	221,987	37,532,338
Deutsche Lufthansa AG, Registered(a)(b)	703,466	4,182,308
Deutsche Post AG, Registered	1,157,611	42,251,793
Deutsche Telekom AG, Registered	3,789,370	71,419,126
E.ON SE	2,615,890	22,312,476

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Evonik Industries AG	244,343	$4,555,804
Fresenius Medical Care AG & Co. KGaA	238,988	8,182,800
Fresenius SE & Co. KGaA	492,085	12,173,339
GEA Group AG	178,763	6,218,595
Hannover Rueck SE	70,268	10,356,519
HeidelbergCement AG	168,737	7,619,736
HelloFresh SE(a)	192,545	4,597,198
Henkel AG & Co. KGaA	122,121	7,637,368
Infineon Technologies AG	1,525,962	37,338,559
KION Group AG	83,776	3,347,425
Knorr-Bremse AG	85,549	4,146,125
LEG Immobilien SE	84,876	6,414,395
Mercedes-Benz Group AG	938,466	52,615,743
Merck KGaA	151,173	25,968,495
MTU Aero Engines AG	62,810	11,077,319
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	163,652	39,099,862
Nemetschek SE	68,509	4,035,874
Puma SE	123,021	7,519,483
Rational AG	5,968	3,218,906
Rheinmetall AG	50,758	8,057,576
RWE AG	751,049	28,673,093
SAP SE	1,220,832	103,977,484
Scout24 SE(c)	93,457	5,384,341
Siemens AG, Registered	894,381	90,595,546
Siemens Healthineers AG(c)	328,582	16,056,534
Symrise AG	154,725	16,189,525
Telefonica Deutschland Holding AG	1,207,772	3,135,308
Uniper SE(b)	105,888	572,948
United Internet AG, Registered	114,687	2,594,288
Volkswagen AG	34,293	6,343,191
Vonovia SE	837,403	22,669,776
Zalando SE(a)(c)	259,521	6,008,651

		1,082,515,297

Ireland — 2.0%
CRH PLC	895,434	33,066,228
Flutter Entertainment PLC, Class DI(a)	195,224	24,461,365
Kerry Group PLC, Class A	185,455	19,124,440
Kingspan Group PLC	181,308	10,265,436
Smurfit Kappa Group PLC	289,698	9,713,449

		96,630,918

Italy — 6.1%
Amplifon SpA	147,356	3,840,232
Assicurazioni Generali SpA	1,298,445	19,043,964
Atlantia SpA	577,305	13,219,397
DiaSorin SpA	29,277	3,840,662
Enel SpA	9,514,877	44,711,089
Eni SpA	2,940,725	34,738,562
Ferrari NV	147,362	28,447,106
FinecoBank Banca Fineco SpA	710,633	7,683,573
Infrastrutture Wireless Italiane SpA(c)	389,976	3,614,262
Intesa Sanpaolo SpA	19,309,187	33,240,574
Mediobanca Banca di Credito Finanziario SpA	705,261	5,582,763
Moncler SpA	241,520	10,745,644
Nexi SpA(a)(c)	610,627	5,009,882
Poste Italiane SpA(c)	616,310	4,925,544
Prysmian SpA	296,811	9,106,978
Recordati Industria Chimica e Farmaceutica SpA	121,226	4,946,018
Snam SpA	2,391,515	11,366,643
Telecom Italia SpA/Milano(a)(b)	11,956,065	2,466,046

Security	Shares	Value

Italy (continued)
Tenaris SA	550,210	$7,526,590
Terna - Rete Elettrica Nazionale	1,651,904	11,743,734
UniCredit SpA	2,426,152	23,742,052

		289,541,315

Netherlands — 15.1%
ABN AMRO Bank NV, CVA(c)	490,875	4,715,780
Adyen NV(a)(c)	25,336	39,097,111
Aegon NV	2,086,040	9,322,562
AerCap Holdings NV(a)(b)	156,933	6,912,899
Akzo Nobel NV	213,160	13,429,369
Argenx SE(a)	64,368	24,238,525
ASM International NV	55,027	14,961,250
ASML Holding NV	475,210	231,957,297
Davide Campari-Milano NV	609,043	5,975,228
Euronext NV(c)	101,156	7,475,726
EXOR NV	126,391	7,609,387
Heineken Holding NV	117,465	8,332,736
Heineken NV	303,082	27,240,726
IMCD NV	66,413	9,162,058
ING Groep NV	4,567,690	40,033,248
JDE Peet’s NV	121,200	3,737,232
Just Eat Takeaway.com NV(a)(c)	217,191	3,613,069
Koninklijke Ahold Delhaize NV	1,222,577	33,629,194
Koninklijke DSM NV	204,413	26,065,874
Koninklijke KPN NV	3,876,431	12,335,176
Koninklijke Philips NV	1,034,574	17,182,202
NN Group NV	326,186	13,405,581
OCI NV	124,006	4,655,536
Prosus NV	967,914	59,826,231
QIAGEN NV(a)	268,963	12,199,220
Randstad NV	139,328	6,488,607
Stellantis NV	2,572,913	34,272,565
Universal Music Group NV	845,148	16,782,906
Wolters Kluwer NV	306,901	30,012,712

		724,670,007

Portugal — 0.6%
EDP - Energias de Portugal SA	3,234,428	15,446,320
Galp Energia SGPS SA	584,051	6,307,156
Jeronimo Martins SGPS SA	334,405	7,414,339

		29,167,815

South Korea — 0.2%
Delivery Hero SE(a)(c)	192,216	7,977,196

Spain — 7.9%
Acciona SA	29,916	5,859,534
ACS Actividades de Construccion y Servicios SA	269,979	6,015,016
Aena SME SA(a)(c)	89,103	10,943,778
Amadeus IT Group SA(a)	526,711	27,804,745
Banco Bilbao Vizcaya Argentaria SA	7,812,960	35,058,259
Banco Santander SA	19,969,532	48,340,173
CaixaBank SA	5,257,214	15,874,163
Cellnex Telecom SA(c)	635,769	24,758,573
EDP Renovaveis SA	339,176	8,225,754
Enagas SA	213,004	3,889,475
Endesa SA	377,513	6,475,110
Ferrovial SA	565,819	14,187,850
Grifols SA(a)(b)	360,601	4,359,140
Iberdrola SA	6,961,848	72,484,645
Industria de Diseno Textil SA	1,279,552	27,627,355
Naturgy Energy Group SA	172,181	4,747,829

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Red Electrica Corp. SA	392,304	$7,172,405
Repsol SA	1,715,001	22,274,569
Siemens Gamesa Renewable Energy SA(a)	283,083	5,100,570
Telefonica SA	6,125,675	25,280,751

		376,479,694

Switzerland — 0.7%
Siemens Energy AG(a)	507,999	7,472,311
STMicroelectronics NV	799,171	27,851,245

		35,323,556

United Kingdom — 0.6%
CNH Industrial NV	1,200,844	14,620,356
Coca-Cola Europacific Partners PLC	241,120	11,855,870

		26,476,226

Total Common Stocks — 98.3% (Cost: $6,578,339,589)		4,705,486,706

Preferred Stocks

Germany — 1.5%
Bayerische Motoren Werke AG, Preference
Shares, NVS	69,450	4,828,450
Henkel AG & Co. KGaA, Preference Shares, NVS	207,597	13,396,984
Porsche Automobil Holding SE, Preference
Shares, NVS	179,954	12,688,473
Sartorius AG, Preference Shares, NVS	28,369	11,819,239
Volkswagen AG, Preference Shares, NVS	216,963	30,860,629

		73,593,775

Total Preferred Stocks — 1.5% (Cost: $118,347,854)		73,593,775

Total Long-Term Investments — 99.8% (Cost: $6,696,687,443)		4,779,080,481

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	13,205,592	$13,209,554
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	24,890,000	24,890,000

Total Short-Term Securities — 0.8% (Cost: $38,094,349)		38,099,554

Total Investments in Securities — 100.6% (Cost: $6,734,781,792)		4,817,180,035

Liabilities in Excess of Other Assets — (0.6)%		(29,208,066)

Net Assets — 100.0%		$4,787,971,969

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,962,763	$5,253,846	(a)	$—		$(6,626)	$(429)	$13,209,554	13,205,592	$289,200	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	27,350,000	—		(2,460,000	)(a)	—	—	24,890,000	24,890,000	126,611		—

						$(6,626)	$(429)	$38,099,554		$415,811		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Eurozone ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	302	09/16/22	$10,644	$(57,244)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$57,244	$—	$—	$—	$57,244

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,284,831)	$—	$—	$—	$(2,284,831)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(69,622)	$—	$—	$—	$(69,622)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$14,484,932

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$18,768,769	$4,686,717,937	$—	$4,705,486,706
Preferred Stocks	—	73,593,775	—	73,593,775
Money Market Funds	38,099,554	—	—	38,099,554

	$56,868,323	$4,760,311,712	$—	$4,817,180,035

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(57,244)	$—	$(57,244)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2022	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
MTU Aero Engines AG	62,899	$11,093,015
Rheinmetall AG	51,273	8,139,330

		19,232,345

Air Freight & Logistics — 3.5%
Deutsche Post AG, Registered	1,166,485	42,575,686

Airlines — 0.4%
Deutsche Lufthansa AG, Registered(a)(b)	703,427	4,182,076

Auto Components — 0.6%
Continental AG	129,461	7,453,630

Automobiles — 7.3%
Bayerische Motoren Werke AG	389,639	28,708,077
Mercedes-Benz Group AG	942,989	52,869,328
Volkswagen AG	34,742	6,426,243

		88,003,648

Banks — 0.7%
Commerzbank AG(a)	1,252,680	8,335,239

Capital Markets — 4.8%
Deutsche Bank AG, Registered	2,432,124	20,290,921
Deutsche Boerse AG	223,590	37,803,365

		58,094,286

Chemicals — 6.1%
BASF SE	1,079,240	45,650,613
Covestro AG(c)	227,367	6,855,555
Evonik Industries AG	246,772	4,601,093
Symrise AG	156,261	16,350,243

		73,457,504

Construction Materials — 0.6%
HeidelbergCement AG	170,423	7,695,871

Diversified Telecommunication Services — 6.5%
Deutsche Telekom AG, Registered	3,814,920	71,900,673
Telefonica Deutschland Holding AG	1,225,139	3,180,392
United Internet AG, Registered	114,155	2,582,253

		77,663,318

Electrical Equipment — 0.6%
Siemens Energy AG(a)	513,066	7,546,843

Food & Staples Retailing — 0.4%
HelloFresh SE(a)	194,475	4,643,279

Health Care Equipment & Supplies — 1.8%
Carl Zeiss Meditec AG, Bearer	47,372	5,895,871
Siemens Healthineers AG(c)	331,862	16,216,815

		22,112,686

Health Care Providers & Services — 1.7%
Fresenius Medical Care AG & Co. KGaA	241,377	8,264,598
Fresenius SE & Co. KGaA	492,937	12,194,416

		20,459,014

Household Products — 0.6%
Henkel AG & Co. KGaA	122,302	7,648,688

Independent Power and Renewable Electricity Producers — 2.5%
RWE AG	755,982	28,861,422
Uniper SE	107,134	579,689

		29,441,111

Security	Shares	Value

Industrial Conglomerates — 7.6%
Siemens AG, Registered	899,564	$91,120,554

Insurance — 10.9%
Allianz SE, Registered	480,807	81,273,886
Hannover Rueck SE	70,972	10,460,278
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	164,922	39,403,291

		131,137,455

Interactive Media & Services — 0.5%
Scout24 SE(c)	94,395	5,438,382

Internet & Direct Marketing Retail — 1.2%
Delivery Hero SE(a)(c)	191,985	7,967,609
Zalando SE(a)(b)(c)	262,106	6,068,501

		14,036,110

IT Services — 0.3%
Bechtle AG	96,396	3,692,889

Life Sciences Tools & Services — 1.0%
QIAGEN NV(a)	267,524	12,133,952

Machinery — 2.5%
Daimler Truck Holding AG(a)	532,652	13,619,293
GEA Group AG	178,094	6,195,322
KION Group AG	84,926	3,393,375
Knorr-Bremse AG	85,377	4,137,789
Rational AG	6,030	3,252,347

		30,598,126

Multi-Utilities — 1.9%
E.ON SE	2,642,013	22,535,295

Personal Products — 1.0%
Beiersdorf AG	118,634	11,974,915

Pharmaceuticals — 7.2%
Bayer AG, Registered	1,154,817	61,075,942
Merck KGaA	152,102	26,128,079

		87,204,021

Real Estate Management & Development — 2.7%
Aroundtown SA	1,175,687	3,428,995
LEG Immobilien SE	85,735	6,479,313
Vonovia SE	843,547	22,836,103

		32,744,411

Semiconductors & Semiconductor Equipment — 3.1%
Infineon Technologies AG	1,537,648	37,624,502

Software — 9.0%
Nemetschek SE	67,966	4,003,885
SAP SE	1,227,926	104,581,676

		108,585,561

Textiles, Apparel & Luxury Goods — 3.1%
adidas AG	202,997	30,101,030
Puma SE	124,245	7,594,299

		37,695,329

Trading Companies & Distributors — 1.0%
Brenntag SE	181,814	11,921,083

Total Common Stocks — 92.7% (Cost: $1,954,235,556)		1,116,987,809

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Automobiles — 4.0%
Bayerische Motoren Werke AG, Preference Shares, NVS	69,972	$4,864,742
Porsche Automobil Holding SE, Preference Shares, NVS	180,201	12,705,889
Volkswagen AG, Preference Shares, NVS	218,409	31,066,307

		48,636,938

Household Products — 1.1%
Henkel AG & Co. KGaA, Preference Shares, NVS	209,667	13,530,568

Life Sciences Tools & Services — 1.0%
Sartorius AG, Preference Shares, NVS	28,653	11,937,561

Total Preferred Stocks — 6.1% (Cost: $116,989,872)		74,105,067

Total Long-Term Investments — 98.8% (Cost: $2,071,225,428)		1,191,092,876

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	8,460,146	8,462,684

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	920,000	$920,000

Total Short-Term Securities — 0.8% (Cost: $9,379,853)		9,382,684

Total Investments in Securities — 99.6% (Cost: $2,080,605,281)		1,200,475,560

Other Assets Less Liabilities — 0.4%		4,641,959

Net Assets — 100.0%		$1,205,117,519

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,585,515	$2,875,738	(a)	$—		$(1,400)	$2,831	$8,462,684	8,460,146	$139,757	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,620,000	—		(700,000	)(a)	—	—	920,000	920,000	5,140		—

						$(1,400)	$2,831	$9,382,684		$144,897		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DAX Index	43	09/16/22	$13,848	$(611,467)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$611,467	$—	$—	$—	$611,467

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,165,330)	$—	$—	$—	$(3,165,330)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(736,572)	$—	$—	$—	$(736,572)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$18,242,215

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$1,116,987,809	$—	$1,116,987,809
Preferred Stocks	—	74,105,067	—	74,105,067
Money Market Funds	9,382,684	—	—	9,382,684

	$9,382,684	$1,191,092,876	$—	$1,200,475,560

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(611,467)	$—	$(611,467)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 15.4%
Ferrari NV	65,900	$12,721,490
Stellantis NV	1,293,779	17,233,822

		29,955,312

Banks — 17.9%
FinecoBank Banca Fineco SpA	469,910	5,080,805
Intesa Sanpaolo SpA	9,629,554	16,577,181
Mediobanca Banca di Credito Finanziario SpA	496,356	3,929,096
UniCredit SpA	944,165	9,239,493

		34,826,575

Beverages — 2.1%
Davide Campari-Milano NV	421,643	4,136,675

Diversified Financial Services — 2.6%
EXOR NV	83,438	5,023,396

Diversified Telecommunication Services — 2.6%
Infrastrutture Wireless Italiane SpA(a)	304,288	2,820,113
Telecom Italia SpA/Milano(b)(c)	10,491,782	2,164,025

		4,984,138

Electric Utilities — 15.6%
Enel SpA	4,882,425	22,942,865
Terna - Rete Elettrica Nazionale	1,022,771	7,271,095

		30,213,960

Electrical Equipment — 3.0%
Prysmian SpA	191,658	5,880,595

Energy Equipment & Services — 2.6%
Tenaris SA	372,270	5,092,462

Gas Utilities — 3.6%
Snam SpA	1,472,738	6,999,784

Health Care Equipment & Supplies — 1.6%
DiaSorin SpA	22,857	2,998,463

Health Care Providers & Services — 1.5%
Amplifon SpA	110,916	2,890,573

Insurance — 6.4%
Assicurazioni Generali SpA	603,078	8,845,192
Poste Italiane SpA(a)	444,094	3,549,196

		12,394,388

Security	Shares	Value

IT Services — 1.9%
Nexi SpA(a)(b)	437,502	$3,589,480

Machinery — 4.6%
CNH Industrial NV	730,341	8,891,950

Oil, Gas & Consumable Fuels — 9.0%
Eni SpA	1,473,762	17,409,439

Pharmaceuticals — 1.8%
Recordati Industria Chimica e Farmaceutica SpA	87,730	3,579,382

Textiles, Apparel & Luxury Goods — 3.4%
Moncler SpA	150,312	6,687,642

Transportation Infrastructure — 4.2%
Atlantia SpA	357,910	8,195,588

Total Long-Term Investments — 99.8% (Cost: $295,031,093)		193,749,802

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	371,957	372,069
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	40,000	40,000

Total Short-Term Securities — 0.2% (Cost: $411,927)		412,069

Total Investments in Securities — 100.0% (Cost: $295,443,020)		194,161,871

Other Assets Less Liabilities — 0.0%		86,398

Net Assets — 100.0%		$194,248,269

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$372,631	(a)	$—		$(704)	$142	$372,069	371,957	$1,680	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	450,000	—		(410,000	)(a)	—	—	40,000	40,000	946		—

						$(704)	$142	$412,069		$2,626		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Italy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/MIB Index	4	09/16/22	$431	$6,482

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,482	$—	$—	$—	$6,482

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(85,809)	$—	$—	$—	$(85,809)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$7,720	$—	$—	$—	$7,720

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,035,339

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$193,749,802	$—	$193,749,802
Money Market Funds	412,069	—	—	412,069

	$412,069	$193,749,802	$—	$194,161,871

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$6,482	$—	$6,482

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 28.7%
Banco Bilbao Vizcaya Argentaria SA	9,393,549	$42,150,667
Banco Santander SA	23,577,170	57,073,169
CaixaBank SA	6,568,641	19,834,018

		119,057,854

Biotechnology — 1.9%
Grifols SA(a)	634,478	7,669,913

Construction & Engineering — 7.2%
ACS Actividades de Construccion y Servicios SA	515,710	11,489,798
Ferrovial SA	730,557	18,318,637

		29,808,435

Diversified Telecommunication Services — 8.9%
Cellnex Telecom SA(b)	460,871	17,947,569
Telefonica SA	4,611,962	19,033,635

		36,981,204

Electric Utilities — 28.5%
Acciona SA	48,472	9,494,028
Endesa SA	657,839	11,283,266
Iberdrola SA	8,070,686	84,029,528
Red Electrica Corp. SA	747,742	13,670,798

		118,477,620

Electrical Equipment — 2.6%
Siemens Gamesa Renewable Energy SA(a)	605,642	10,912,417

Gas Utilities — 4.8%
Enagas SA	530,048	9,678,731
Naturgy Energy Group SA(c)	366,812	10,114,709

		19,793,440

IT Services — 4.5%
Amadeus IT Group SA(a)	350,140	18,483,672

Oil, Gas & Consumable Fuels — 4.7%
Repsol SA	1,499,108	19,470,534

Security	Shares	Value

Specialty Retail — 4.1%
Industria de Diseno Textil SA	790,994	$17,078,690

Transportation Infrastructure — 3.8%
Aena SME SA(a)(b)	129,631	15,921,494

Total Long-Term Investments — 99.7% (Cost: $630,021,215)		413,655,273

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	786,222	786,458
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	2,900,000	2,900,000

Total Short-Term Securities — 0.9% (Cost: $3,686,282)		3,686,458

Total Investments in Securities — 100.6% (Cost: $633,707,497)		417,341,731

Liabilities in Excess of Other Assets — (0.6)%		(2,286,168)

Net Assets — 100.0%		$415,055,563

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$787,448	(a)	$—		$(1,166)	$176	$786,458	786,222	$230,734	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,290,000	—		(390,000	)(a)	—	—	2,900,000	2,900,000	15,081		—

						$(1,166)	$176	$3,686,458		$245,815		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Spain ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	21	09/16/22	$1,661	$(89,619)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$89,619	$—	$—	$—	$89,619

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(33,140)	$—	$—	$—	$(33,140)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(87,515)	$—	$—	$—	$(87,515)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,214,780

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$413,655,273	$—	$413,655,273
Money Market Funds	3,686,458	—	—	3,686,458

	$3,686,458	$413,655,273	$—	$417,341,731

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(89,619)	$—	$(89,619)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 1.4%
Geberit AG, Registered	40,132	$18,542,794

Capital Markets — 8.1%
Credit Suisse Group AG, Registered	3,089,254	15,940,930
Julius Baer Group Ltd.	270,330	13,062,259
Partners Group Holding AG	24,537	23,684,424
UBS Group AG, Registered	3,553,832	56,316,567

		109,004,180

Chemicals — 5.8%
Clariant AG, Registered(a)	360,547	6,656,896
EMS-Chemie Holding AG, Registered	10,573	7,424,751
Givaudan SA, Registered	9,667	30,843,287
Sika AG, Registered	151,378	34,059,247

		78,984,181

Construction Materials — 1.9%
Holcim AG	590,958	26,194,509

Containers & Packaging — 0.7%
SIG Group AG	405,183	9,525,427

Diversified Telecommunication Services — 1.1%
Swisscom AG, Registered	30,226	15,627,744

Electrical Equipment — 3.4%
ABB Ltd., Registered	1,672,146	46,090,389

Food Products — 23.7%
Barry Callebaut AG, Registered	4,757	9,733,461
Chocoladefabriken Lindt & Spruengli AG, Participation
Certificates, NVS	1,305	13,802,157
Chocoladefabriken Lindt & Spruengli AG, Registered	130	14,156,204
Nestle SA, Registered	2,416,513	282,787,424

		320,479,246

Health Care Equipment & Supplies — 4.8%
Alcon Inc.	519,448	34,201,986
Sonova Holding AG, Registered	61,256	16,139,337
Straumann Holding AG, Registered	131,316	14,389,967

		64,731,290

Insurance — 8.6%
Baloise Holding AG, Registered	62,154	8,969,984
Swiss Life Holding AG, Registered	35,559	18,585,865
Swiss Re AG	325,605	25,317,632
Zurich Insurance Group AG	141,830	62,958,243

		115,831,724

Life Sciences Tools & Services — 3.4%
Bachem Holding AG, Class A	75,500	5,228,122
Lonza Group AG, Registered	76,521	40,810,157

		46,038,279

Machinery — 1.8%
Schindler Holding AG, Participation Certificates, NVS	54,857	9,556,459

Security	Shares	Value

Machinery (continued)
Schindler Holding AG, Registered	38,826	$6,557,349
VAT Group AG(b)	36,824	8,804,857

		24,918,665

Marine — 1.1%
Kuehne + Nagel International AG, Registered	63,403	14,653,128

Pharmaceuticals — 23.9%
Novartis AG, Registered	1,679,914	135,884,920
Roche Holding AG, NVS	572,907	184,614,329
Roche Holding AG, Bearer	5,312	2,028,963

		322,528,212

Professional Services — 1.8%
Adecco Group AG, Registered	241,920	7,668,995
SGS SA, Registered	7,334	16,150,814

		23,819,809

Real Estate Management & Development — 0.7%
Swiss Prime Site AG, Registered	105,436	9,067,711

Software — 0.6%
Temenos AG, Registered	96,079	7,868,302

Technology Hardware, Storage & Peripherals — 0.8%
Logitech International SA, Registered	219,216	10,907,295

Textiles, Apparel & Luxury Goods — 5.4%
Cie. Financiere Richemont SA, Class A, Registered	527,035	58,937,493
Swatch Group AG (The), Bearer	39,286	9,526,670
Swatch Group AG (The), Registered	113,368	5,155,838

		73,620,001

Total Long-Term Investments — 99.0% (Cost: $1,405,849,477)		1,338,432,886

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	50,000	50,000

Total Short-Term Securities — 0.0% (Cost: $50,000)		50,000

Total Investments in Securities — 99.0% (Cost: $1,405,899,477)		1,338,482,886

Other Assets Less Liabilities — 1.0%		13,325,613

Net Assets — 100.0%		$1,351,808,499

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$730,000	$—	$(680,000	)(a)	$—	$—	$50,000	50,000	$2,984	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Swiss Market Index	124	09/16/22	$13,739	$(109,237)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$109,237	$—	$—	$—	$109,237

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(989,359)	$—	$—	$—	$(989,359)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(286,669)	$—	$—	$—	$(286,669)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$11,988,081

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Switzerland ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$1,338,432,886	$—	$1,338,432,886
Money Market Funds	50,000	—	—	50,000

	$50,000	$1,338,432,886	$—	$1,338,482,886

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(109,237)	$—	$(109,237)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,779,080,481	$1,191,092,876	$193,749,802	$413,655,273
Investments, at value — affiliated(c)	38,099,554	9,382,684	412,069	3,686,458
Cash	9,906	3,771	561	7,495
Foreign currency, at value(d)	4,468,109	2,178,599	385,886	940,064
Foreign currency collateral pledged for futures contracts(e)	1,323,520	1,572,948	55,273	144,712
Receivables:
Investments sold	8,564,065	277,487	6,050,953	7,722,084
Securities lending income — affiliated	16,577	10,423	74	208
Capital shares sold	361,435	—	—	—
Dividends — unaffiliated	1,432,536	—	—	13,533
Dividends — affiliated	42,533	667	75	5,023
Tax reclaims	6,182,356	11,132,599	81,467	187,398

Total assets	4,839,581,072	1,215,652,054	200,736,160	426,362,248

LIABILITIES
Collateral on securities loaned, at value	13,215,141	8,461,190	371,917	786,620
Payables:
Investments purchased	12,234,265	1,125,839	6,017,699	7,400,974
Variation margin on futures contracts	165,054	137,602	7,524	17,994
Capital shares redeemed	—	236,857	1	—
Investment advisory fees	2,164,712	573,047	90,750	185,825
Professional fees	360,473	—	—	22,667
IRS compliance fee for foreign withholding tax claims	23,469,458	—	—	2,892,605

Total liabilities	51,609,103	10,534,535	6,487,891	11,306,685

NET ASSETS	$4,787,971,969	$1,205,117,519	$194,248,269	$415,055,563

NET ASSETS CONSIST OF
Paid-in capital	$7,624,643,207	$2,508,605,001	$528,455,426	$1,020,001,081
Accumulated loss	(2,836,671,238)	(1,303,487,482)	(334,207,157)	(604,945,518)

NET ASSETS	$4,787,971,969	$1,205,117,519	$194,248,269	$415,055,563

NET ASSET VALUE
Shares outstanding	135,900,000	55,200,000	8,400,000	19,050,000

Net asset value	$35.23	$21.83	$23.12	$21.79

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$6,696,687,443	$2,071,225,428	$295,031,093	$630,021,215
(b) Securities loaned, at value	$12,195,064	$6,800,189	$333,527	$734,533
(c) Investments, at cost — affiliated	$38,094,349	$9,379,853	$411,927	$3,686,282
(d) Foreign currency, at cost	$4,542,736	$2,151,613	$389,682	$952,869
(e) Foreign currency collateral pledged, at cost	$1,373,587	$1,677,613	$55,807	$147,173

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2022

iShares MSCI Switzerland ETF

ASSETS
Investments, at value — unaffiliated(a)	$1,338,432,886
Investments, at value — affiliated(b)	50,000
Cash	711
Foreign currency, at value(c)	2,348,256
Foreign currency collateral pledged for futures contracts(d)	958,723
Receivables:
Investments sold	18,873,772
Dividends — affiliated	364
Tax reclaims	10,182,847

Total assets	1,370,847,559

LIABILITIES
Payables:
Investments purchased	18,339,879
Variation margin on futures contracts	88,501
Investment advisory fees	610,680

Total liabilities	19,039,060

NET ASSETS	$1,351,808,499

NET ASSETS CONSIST OF
Paid-in capital	$1,521,536,150
Accumulated loss	(169,727,651)

NET ASSETS	$1,351,808,499

NET ASSET VALUE
Shares outstanding	33,250,000

Net asset value	$40.66

Shares authorized	318.625 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$1,405,849,477
(b) Investments, at cost — affiliated	$50,000
(c) Foreign currency, at cost	$2,353,789
(d) Foreign currency collateral pledged, at cost	$1,059,309

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — unaffiliated	$194,561,221	$59,617,870	$22,014,293	$13,022,756
Dividends — affiliated	126,891	5,146	979	15,168
Non-cash dividends — unaffiliated	—	—	—	7,228,004
Securities lending income — affiliated — net	288,920	139,751	1,647	230,647
Other income — unaffiliated	6,309,249	—	—	—
Foreign taxes withheld	(22,860,888)	(8,095,748)	(3,207,831)	(1,954,067)
Foreign withholding tax claims	16,416,018	—	—	—
IRS Compliance fee for foreign withholding tax claims	(3,926,110)	—	—	(38,619)

Total investment income	190,915,301	51,667,019	18,809,088	18,503,889

EXPENSES
Investment advisory fees	32,501,567	10,384,431	2,306,981	2,703,739
Professional fees	2,314,007	23,432	217	32,384

Total expenses	34,815,574	10,407,863	2,307,198	2,736,123

Net investment income	156,099,727	41,259,156	16,501,890	15,767,766

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(151,737,651)	(47,520,203)	(19,851,808)	(37,102,829)
Investments — affiliated	(6,626)	(1,400)	(704)	(1,166)
In-kind redemptions — unaffiliated(a)	262,512,486	(29,763,781)	(25,740,164)	6,087,927
Futures contracts	(2,284,831)	(3,165,330)	(85,809)	(33,140)
Foreign currency transactions	(1,417,844)	(513,939)	(23,106)	(117,274)

	107,065,534	(80,964,653)	(45,701,591)	(31,166,482)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,350,382,538)	(814,534,538)	(88,696,027)	(98,052,633)
Investments — affiliated	(429)	2,831	142	176
Futures contracts	(69,622)	(736,572)	7,720	(87,515)
Foreign currency translations	(1,156,196)	(1,962,934)	(17,711)	(34,893)

	(2,351,608,785)	(817,231,213)	(88,705,876)	(98,174,865)

Net realized and unrealized loss	(2,244,543,251)	(898,195,866)	(134,407,467)	(129,341,347)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,088,443,524)	$(856,936,710)	$(117,905,577)	$(113,573,581)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended August 31, 2022

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — unaffiliated	$40,932,000
Dividends — affiliated	2,984
Foreign taxes withheld	(7,546,381)

Total investment income	33,388,603

EXPENSES
Investment advisory fees	7,872,434
Professional fees	217

Total expenses	7,872,651

Net investment income	25,515,952

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,094,099)
In-kind redemptions — unaffiliated(a)	110,935,068
Futures contracts	(989,359)
Foreign currency transactions	(650)

92,850,960

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(440,015,282)
Futures contracts	(286,669)
Foreign currency translations	(910,906)

(441,212,857)

Net realized and unrealized loss	(348,361,897)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(322,845,945)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$156,099,727	$150,910,071	$41,259,156	$48,767,475
Net realized gain (loss)	107,065,534	165,896,622	(80,964,653)	187,396,899
Net change in unrealized appreciation (depreciation)	(2,351,608,785)	1,076,571,572	(817,231,213)	227,425,973

Net increase (decrease) in net assets resulting from operations	(2,088,443,524)	1,393,378,265	(856,936,710)	463,590,347

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(235,713,618)	(148,429,017)	(70,317,271)	(87,044,205)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,131,813,613)	2,521,753,816	(740,026,164)	(418,000,085)

NET ASSETS
Total increase (decrease) in net assets	(3,455,970,755)	3,766,703,064	(1,667,280,145)	(41,453,943)
Beginning of year	8,243,942,724	4,477,239,660	2,872,397,664	2,913,851,607

End of year	$4,787,971,969	$8,243,942,724	$1,205,117,519	$2,872,397,664

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,501,890	$9,657,021	$15,767,766	$15,971,063
Net realized gain (loss)	(45,701,591)	25,177,673	(31,166,482)	(38,570,977)
Net change in unrealized appreciation (depreciation)	(88,705,876)	30,551,365	(98,174,865)	109,186,541

Net increase (decrease) in net assets resulting from operations	(117,905,577)	65,386,059	(113,573,581)	86,586,627

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(18,046,739)	(9,237,069)	(16,400,476)	(17,641,966)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(264,344,191)	329,750,788	(162,616,436)	169,877,395

NET ASSETS
Total increase (decrease) in net assets	(400,296,507)	385,899,778	(292,590,493)	238,822,056
Beginning of year	594,544,776	208,644,998	707,646,056	468,824,000

End of year	$194,248,269	$594,544,776	$415,055,563	$707,646,056

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets (continued)

	iShares MSCI Switzerland ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,515,952	$27,948,334
Net realized gain	92,850,960	144,899,114
Net change in unrealized appreciation (depreciation)	(441,212,857)	173,640,457

Net increase (decrease) in net assets resulting from operations	(322,845,945)	346,487,905

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(28,291,725)	(30,852,327)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(60,433,692)	(273,957,210)

NET ASSETS
Total increase (decrease) in net assets	(411,571,362)	41,678,368
Beginning of year	1,763,379,861	1,721,701,493

End of year	$1,351,808,499	$1,763,379,861

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$50.86		$39.52		$37.91	$41.29	$41.71

Net investment income(a)	1.06	(b)	1.21	(b)	0.55	1.05	1.03
Net realized and unrealized gain (loss)(c)	(15.04)		11.24		1.55	(3.22)	(0.23)

Net increase (decrease) from investment operations	(13.98)		12.45		2.10	(2.17)	0.80

Distributions from net investment income(d)	(1.65)		(1.11)		(0.49)	(1.21)	(1.22)

Net asset value, end of year	$35.23		$50.86		$39.52	$37.91	$41.29

Total Return(e)
Based on net asset value	(27.98	)%(b)	31.72	%(b)	5.61%	(5.22)%	1.87%

Ratios to Average Net Assets(f)
Total expenses	0.53%		0.65%		0.51%	0.49%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%		0.50%		0.51%	0.49%	N/A

Net investment income	2.39	%(b)	2.64	%(b)	1.46%	2.74%	2.36%

Supplemental Data
Net assets, end of year (000)	$4,787,972		$8,243,943		$4,477,240	$5,231,511	$9,558,234

Portfolio turnover rate(g)	6%		5%		5%	6%	5%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2022 and for the year ended August 31, 2021, respectively:

• Net investment income per share by $0.10 and $0.53, respectively.

• Total return by 0.22% and 1.07%, respectively.

• Ratio of net investment income to average net assets by 0.22% and 1.16%, respectively.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$34.94	$30.16	$26.28	$30.36	$30.71

Net investment income(a)	0.59	0.56	0.50	0.65	0.64
Net realized and unrealized gain (loss)(b)	(12.63)	5.21	3.66	(3.99)	(0.16)

Net increase (decrease) from investment operations	(12.04)	5.77	4.16	(3.34)	0.48

Distributions from net investment income(c)	(1.07)	(0.99)	(0.28)	(0.74)	(0.83)

Net asset value, end of year	$21.83	$34.94	$30.16	$26.28	$30.36

Total Return(d)
Based on net asset value	(35.02)%	19.30%	15.98%	(11.07)%	1.52%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	1.98%	1.72%	1.85%	2.38%	1.99%

Supplemental Data
Net assets, end of year (000)	$1,205,118	$2,872,398	$2,913,852	$2,002,685	$3,351,228

Portfolio turnover rate(f)	7%	6%	4%	9%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Italy ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$32.89	$25.76	$26.83	$27.18	$30.21

Net investment income(a)	1.08	0.83	0.43	1.00	0.82
Net realized and unrealized gain (loss)(b)	(9.58)	6.95	(1.05)	(0.12)	(2.86)

Net increase (decrease) from investment operations	(8.50)	7.78	(0.62)	0.88	(2.04)

Distributions from net investment income(c)	(1.27)	(0.65)	(0.45)	(1.23)	(0.99)

Net asset value, end of year	$23.12	$32.89	$25.76	$26.83	$27.18

Total Return(d)
Based on net asset value	(26.50)%	30.30%	(2.29)%	3.46%	(6.98)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	3.56%	2.70%	1.64%	3.72%	2.64%

Supplemental Data
Net assets, end of year (000)	$194,248	$594,545	$208,645	$235,457	$405,625

Portfolio turnover rate(f)	14%	13%	16%	13%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF

	Year Ended 08/31/22	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$28.08	$23.15		$26.71	$29.85	$33.63

Net investment income(a)	0.75	0.84	(b)	0.77	1.04	0.99
Net realized and unrealized gain (loss)(c)	(6.23)	5.00		(3.44)	(3.26)	(3.72)

Net increase (decrease) from investment operations	(5.48)	5.84		(2.67)	(2.22)	(2.73)

Distributions from net investment income(d)	(0.81)		(0.91)	(0.89)	(0.92)	(1.05)

Net asset value, end of year	$21.79	$28.08		$23.15	$26.71	$29.85

Total Return(e)
Based on net asset value	(19.89)%	25.25	%(b)	(10.44)%	(7.53)%	(8.28)%

Ratios to Average Net Assets(f)
Total expenses	0.50%		0.62%	0.51%	0.50%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%		0.50%	0.51%	N/A	N/A

Net investment income	2.90%	3.10	%(b)	2.99%	3.65%	3.02%

Supplemental Data
Net assets, end of year (000)	$415,056	$707,646		$468,824	$825,211	$875,442

Portfolio turnover rate(g)	14%		34%	19%	12%	21%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:

• Net investment income per share by $0.18.

• Total return by 0.63%.

• Ratio of net investment income to average net assets by 0.65%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$50.74	$41.87	$37.31	$34.91	$34.27

Net investment income(a)	0.76	0.75	0.73	0.72	0.66
Net realized and unrealized gain (loss)(b)	(9.98)	9.06	4.45	2.43	0.79

Net increase (decrease) from investment operations	(9.22)	9.81	5.18	3.15	1.45

Distributions from net investment income(c)	(0.86)	(0.94)	(0.62)	(0.75)	(0.81)

Net asset value, end of year	$40.66	$50.74	$41.87	$37.31	$34.91

Total Return(d)
Based on net asset value	(18.24)%	23.49%	14.07%	9.07%	4.43%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.50%	0.47%

Net investment income	1.62%	1.66%	1.89%	2.06%	1.91%

Supplemental Data
Net assets, end of year (000)	$1,351,808	$1,763,380	$1,721,701	$1,138,036	$1,034,086

Portfolio turnover rate(f)	8%	7%	16%	11%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Eurozone
BofA Securities, Inc.	$3,489,133	$(3,489,133)	$—		$—
Citigroup Global Markets, Inc.	7,029,162	(7,029,162)	—		—
Morgan Stanley	954,017	(954,017)	—		—
UBS AG	555,362	(555,362)	—		—
Virtu Americas LLC	167,390	(167,390)	—		—

	$12,195,064	$(12,195,064)	$—		$—

MSCI Germany
J.P. Morgan Securities LLC	$3,382,492	$(3,382,492)	$—		$—
Morgan Stanley	3,417,697	(3,417,697)	—		—

	$6,800,189	$(6,800,189)	$—		$—

MSCI Italy
BofA Securities, Inc.	$333,527	$(333,527)	$—		$—

MSCI Spain
Morgan Stanley	$734,533	$(734,533)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Eurozone	$70,922
MSCI Germany	35,111
MSCI Italy	653
MSCI Spain	52,002

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Eurozone	$50,411,687	$26,162,990	$ (25,878,052)
MSCI Germany	15,203,257	5,833,162	(7,750,110)
MSCI Italy	19,483,821	18,593,263	(6,927,730)
MSCI Spain	22,079,239	17,576,766	(6,087,240)
MSCI Switzerland	52,177,376	37,874,780	(3,567,929)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Eurozone	$382,383,163	$390,974,581
MSCI Germany	148,729,821	159,192,562
MSCI Italy	65,796,126	65,342,327
MSCI Spain	74,830,968	89,293,640
MSCI Switzerland	132,835,778	138,408,469

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Eurozone	$401,569,982	$1,566,620,932
MSCI Germany	340,720,709	1,078,499,742
MSCI Italy	185,496,437	451,089,213
MSCI Spain	87,861,998	244,021,557
MSCI Switzerland	363,468,772	423,674,851

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Eurozone	$223,969,457	$(223,969,457)
MSCI Germany	(52,547,172)	52,547,172
MSCI Italy	(29,222,559)	29,222,559
MSCI Spain	(3,205,594)	3,205,594
MSCI Switzerland	104,520,170	(104,520,170)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Eurozone
Ordinary income	$235,713,618	$148,429,017

MSCI Germany
Ordinary income	$70,317,271	$87,044,205

MSCI Italy
Ordinary income	$18,046,739	$9,237,069

MSCI Spain
Ordinary income	$16,400,476	$17,641,966

MSCI Switzerland
Ordinary income	$28,291,725	$30,852,327

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

MSCI Eurozone	$8,584,500	$(838,371,199)	$(2,006,884,539)	$—	$(2,836,671,238)
MSCI Germany	—	(382,927,043)	(919,516,679)	(1,043,760)	(1,303,487,482)
MSCI Italy	1,664,967	(230,600,363)	(105,271,761)	—	(334,207,157)
MSCI Spain	4,162,653	(383,538,120)	(225,570,051)	—	(604,945,518)
MSCI Switzerland	—	(87,369,974)	(82,356,471)	(1,206)	(169,727,651)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign tax withholding reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Eurozone	$6,822,815,561	$126,175,937	$(2,131,811,464)	$(2,005,635,527)
MSCI Germany	2,118,613,636	30,378,298	(948,516,374)	(918,138,076)
MSCI Italy	299,429,810	402,516	(105,663,973)	(105,261,457)
MSCI Spain	642,787,997	1,540,667	(227,076,552)	(225,535,885)
MSCI Switzerland	1,420,218,050	46,065,207	(127,800,371)	(81,735,164)

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Eurozone
Shares sold	10,000,000	$449,784,384	70,100,000	$3,444,946,850
Shares redeemed	(36,200,000)	(1,581,597,997)	(21,300,000)	(923,193,034)

	(26,200,000)	$(1,131,813,613)	48,800,000	$2,521,753,816

MSCI Germany
Shares sold	12,300,000	$352,508,408	22,500,000	$730,874,698
Shares redeemed	(39,300,000)	(1,092,534,572)	(36,900,000)	(1,148,874,783)

	(27,000,000)	$(740,026,164)	(14,400,000)	$(418,000,085)

MSCI Italy
Shares sold	6,375,000	$198,941,840	22,125,000	$697,979,291
Shares redeemed	(16,050,000)	(463,286,031)	(12,150,000)	(368,228,503)

	(9,675,000)	$(264,344,191)	9,975,000	$329,750,788

MSCI Spain
Shares sold	3,675,000	$96,182,803	17,175,000	$478,809,053
Shares redeemed	(9,825,000)	(258,799,239)	(12,225,000)	(308,931,658)

	(6,150,000)	$(162,616,436)	4,950,000	$169,877,395

MSCI Switzerland
Shares sold	7,625,000	$371,978,601	5,375,000	$251,082,659
Shares redeemed	(9,125,000)	(432,412,293)	(11,750,000)	(525,039,869)

	(1,500,000)	$(60,433,692)	(6,375,000)	$(273,957,210)

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF and iShares MSCI Spain ETF are expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Eurozone ETF

iShares MSCI Germany ETF

iShares MSCI Italy ETF

iShares MSCI Spain ETF

iShares MSCI Switzerland ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Eurozone	$240,049,363
MSCI Germany	79,557,759
MSCI Italy	21,586,610
MSCI Spain	20,154,613
MSCI Switzerland	40,846,407

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Eurozone	$247,913,703	$—
MSCI Germany	82,169,924	8,077,268
MSCI Italy	22,023,951	3,207,831
MSCI Spain	20,278,560	1,951,246
MSCI Switzerland	40,968,520	7,546,292

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Eurozone ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Germany ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	55

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Italy ETF, iShares MSCI Spain ETF, iShares MSCI Switzerland ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	57

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Eurozone	$1.648505	$—	$—	$1.648505	100%	—%	—%	100%
MSCI Germany(a)	1.029620	—	0.045321	1.074941	96	—	4	100
MSCI Spain(a)	0.797827	—	0.009720	0.807547	99	—	1	100
MSCI Switzerland(a)	0.805852	—	0.051473	0.857325	94	—	6	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	59

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI Germany	$220,177	$102,947	$117,230	661	$26,950	$2,785

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Germany ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

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Director and Officer Information  (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

Director and Officer Information  (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Director and Officer Information  (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	63

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-807-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•	iShares MSCI Hong Kong ETF | EWH | NYSE Arca

•	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca

•	iShares MSCI Malaysia ETF | EWM | NYSE Arca

•	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca

•	iShares MSCI Singapore ETF | EWS | NYSE Arca

•	iShares MSCI Taiwan ETF | EWT | NYSE Arca

•	iShares MSCI Thailand ETF | THD | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%
U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)
International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)
Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Hong Kong ETF

Investment Objective

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(18.61)%	(0.73)%	4.97%	(18.61)%	(3.62)%	62.46%
Fund Market	(18.57)	(0.76)	4.93	(18.57)	(3.76)	61.87
Index	(17.95)	(0.15)	5.59	(17.95)	(0.75)	72.27

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2020 reflects the performance of the MSCI Hong Kong Index. Index performance beginning on September 1, 2020 reflects the performance of the MSCI Hong Kong 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$ 1,000.00	$ 912.80	$ 2.41		$ 1,000.00	$ 1,022.70	$ 2.55	0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Hong Kong ETF

Portfolio Management Commentary

Stocks in Hong Kong declined considerably for the reporting period amid a prolonged COVID-19 outbreak and related shutdowns there and in mainland China, Hong Kong’s leading trade partner. Economic output contracted in the first half of 2022 amid sluggish exports and investments as the country’s borders remained mostly closed. The Hong Kong Monetary Authority raised interest rates in tandem with the Fed to maintain its currency’s peg to the U.S. dollar. Political tensions between the U.S. and China related to Taiwan further contributed to weakness in the equity market late in the reporting period, as did economists’ forecasts for declining growth in China. Hong Kong’s government lowered its economic growth estimates accordingly.

The financials sector detracted the most from the Index’s performance. The capital markets industry fell alongside Hong Kong’s broader equity market. Profit declined for the operator of the country’s stock market due to lighter trading on its platform amid geopolitical tensions, market volatility, and ongoing effects of the COVID-19 pandemic. Uncertainty tied to real estate development, increased regulations on internet platforms in China, and rising interest rates dimmed the outlook for trading volume growth. In the insurance industry, the stock of the largest insurer in the Asia-Pacific region fell. Sales of new policies declined, primarily due to the COVID-19 shutdown in China, its largest market and a significant part of the company’s growth strategy.

The industrials sector also weighed on the Index’s return as sales volumes in the industrial machinery industry declined. A large equipment producer declined amid investors’ concern about supply chain bottlenecks and the impact of microchip shortages on production. In addition, the company lowered its 2022 revenue guidance due to excess retail inventory.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	42.0%
Real Estate	23.2
Industrials	14.7
Utilities	10.3
Consumer Discretionary	5.5
Consumer Staples	2.9
Communication Services	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AIA Group Ltd.	23.2%
Hong Kong Exchanges & Clearing Ltd.	11.7
CK Hutchison Holdings Ltd.	4.2
Sun Hung Kai Properties Ltd.	4.1
Link REIT	4.0
Techtronic Industries Co. Ltd.	3.9
CLP Holdings Ltd.	3.6
CK Asset Holdings Ltd.	3.5
BOC Hong Kong Holdings Ltd.	3.3
Galaxy Entertainment Group Ltd.	3.0

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Japan Small-Cap ETF

Investment Objective

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(21.70)%	(0.96)%	6.11%	(21.70)%	(4.69)%	80.99%
Fund Market	(21.70)	(1.07)	6.06	(21.70)	(5.25)	80.03
Index	(20.95)	(0.47)	6.57	(20.95)	(2.32)	89.02

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 867.60	$ 2.35		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Japan Small-Cap ETF

Portfolio Management Commentary

Japanese small-capitalization stocks declined during the reporting period, as supply chain disruptions, rising energy costs, and slowing exports restricted the country’s economic growth. The Bank of Japan kept short-term interest rates negative even as the Fed and other central banks raised interest rates. This difference led to a substantial decrease in the Japanese yen’s value relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars.

The industrials sector detracted the most from the Index’s performance. Although currency weakness has historically aided industrial exporters, recent increases in offshore production limited the benefits. Japanese exports to China, the country’s largest export market, slowed amid China’s coronavirus pandemic-related restrictions, which idled factories and warehouses and slowed deliveries of goods. Within the sector, industrial machinery stocks declined sharply amid unfavorable conditions for Japanese manufacturers. The country’s industrial production fell significantly, although it showed signs of recovering toward the end of the reporting period as lockdowns in China eased.

The information technology sector was another meaningful detractor from the Index’s return. Investors retreated from information technology stocks in response to the Fed’s moves to raise interest rates, an environment that pressured Japanese small-capitalization software and services companies.

In the materials sector, chemicals companies weighed on the Index’s performance as the prices of raw materials rose, exacerbated by the weakening of the Japanese yen relative to the U.S. dollar. Suppliers of chemicals, such as those used in the production of semiconductors, also faced concerns over whether customers would accept significant price hikes.

Equity real estate investment trusts (“REITs”) detracted from the Index’s return, led by industrial REITs and diversified REITs. Although demand increased for logistics and data centers, driven by growth in online shopping and remote work, land costs also rose.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	24.3%
Consumer Discretionary	16.4
Real Estate	11.2
Information Technology	10.5
Materials	10.0
Consumer Staples	9.8
Financials	6.6
Health Care	5.9
Utilities	2.3
Communication Services	2.2
Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
MatsukiyoCocokara & Co.	0.6%
BayCurrent Consulting Inc.	0.6
Sojitz Corp.	0.5
IHI Corp.	0.5
Taiyo Yuden Co. Ltd.	0.5
Ebara Corp.	0.5
Orix JREIT Inc.	0.5
Advance Residence Investment Corp.	0.5
Toyo Suisan Kaisha Ltd.	0.5
Nikon Corp.	0.5

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Malaysia ETF

Investment Objective

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(10.92)%	(2.70)%	(2.56)%	(10.92)%	(12.78)%	(22.88)%
Fund Market	(11.36)	(2.80)	(2.68)	(11.36)	(13.23)	(23.81)
Index	(10.22)	(2.33)	(2.24)	(10.22)	(11.11)	(20.25)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$894.20	$2.39		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Malaysia ETF

Portfolio Management Commentary

Stocks in Malaysia declined during the reporting period as inflationary pressures and rising interest rates weakened equity markets, offsetting strong economic growth. Inflation in Malaysia surged after Russia’s invasion of Ukraine sent prices for food, commodities, and energy sharply higher. Malaysia’s central bank raised interest rates in May 2022 and again at the following policy meeting in July 2022. A new Malaysian tax implemented to fund costs of coronavirus-related expenses also weakened earnings. Geopolitical unrest, including the coup in Myanmar and Russia’s invasion of Ukraine, led some Malaysian companies to defer plans to raise funds and broaden their investment base by listing stocks on markets in other countries.

Stocks in the healthcare sector detracted the most from the Index’s performance, particularly in the healthcare equipment industry. The industry declined sharply as pandemic-related restrictions loosened and demand for healthcare equipment, such as medical gloves, fell. Rising inflation and higher energy costs raised production costs in the industry, lowering profit margins. Meanwhile, growing competition from lower-cost suppliers in China prevented Malaysian manufacturers from passing higher costs on to customers. Excess supply of healthcare equipment manufactured during the height of the pandemic also weighed on profits. Labor shortages, compounded by Malaysia’s declining unemployment rate, and logistical constraints also pressured earnings in the sector.

Stocks in the communication services sector also detracted from the Index’s return. One of Malaysia’s largest wireless telecommunication services providers incurred large foreign exchange losses on its business operations in Sri Lanka after that country defaulted on its foreign debt and its currency declined sharply.

On the upside, the financials sector contributed to the Index’s performance. Bank stocks advanced as business conditions improved following the loosening of many pandemic-related restrictions.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	41.5%
Consumer Staples	12.8
Materials	8.8
Utilities	8.4
Communication Services	8.1
Industrials	5.5
Consumer Discretionary	5.5
Health Care	4.1
Energy	3.6
Information Technology	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Bank Bhd	15.6%
Malayan Banking Bhd	9.8
CIMB Group Holdings Bhd	8.3
Tenaga Nasional Bhd	5.3
Petronas Chemicals Group Bhd	4.8
Press Metal Aluminium Holdings Bhd	4.0
Petronas Gas Bhd	3.1
Hong Leong Bank Bhd	3.1
DiGi.Com Bhd	2.7
PPB Group Bhd	2.6

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Pacific ex Japan ETF

Investment Objective

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(13.22)%	2.10%	3.94%	(13.22)%	10.97%	47.13%
Fund Market	(13.42)	1.94	3.86	(13.42)	10.10	46.11
Index	(12.41)	2.70	4.46	(12.41)	14.26	54.77

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$923.70	$2.33	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Pacific ex Japan ETF

Portfolio Management Commentary

Stocks in Pacific region developed markets excluding Japan declined considerably for the reporting period as central banks in the region raised interest rates to address surging inflation while the war in Ukraine exacerbated supply-chain bottlenecks. Those factors plus coronavirus-induced shutdowns in China constrained the region’s economic growth and outlooks for short-term growth weakened, spurring recession concerns.

Australia detracted the most from the Index’s return. In its financials sector, bank stocks fell as the country’s central bank raised interest rates at the quickest pace since 1994, raising concerns that monetary policy tightening might reduce consumer spending and increase housing-market and recession risks. Consumer discretionary stocks declined along with earnings at large multiline retailers. Gaming technology companies, despite higher revenue, encountered slowing mobile game demand as COVID-19 pandemic restrictions eased amid ongoing supply-chain disruptions. In the healthcare sector, a large biotech pharmaceutical firm reported lower profits due to rising labor costs and a shortage of product materials dating to the onset of the COVID pandemic. In the information technology sector, investors steered away from providers of buy-now, pay-later services, which produced strong revenue but no profit.

Stocks in Hong Kong also detracted from performance. In financials, stocks of firms within the capital markets industry fell alongside Hong Kong’s broader equity market. Profit declined for the operator of the country’s stock market amid lighter trading on its platform attributed to geopolitical tensions, market volatility, and ongoing effects of the pandemic. Meanwhile, stock in the largest insurer in the Asia-Pacific region fell. Sales of new policies declined, primarily due to the COVID shutdowns in China, its largest market and a significant part of the company’s growth strategy. The industrials sector also detracted from performance as sales volumes of industrial machinery declined. Stocks for producers of that equipment declined amid investors’ concern about supply-chain bottlenecks and the impact of microchip shortages on production.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	37.6%
Materials	13.9
Real Estate	10.8
Industrials	7.7
Health Care	7.6
Consumer Discretionary	5.1
Consumer Staples	4.3
Energy	4.0
Communication Services	4.0
Utilities	3.5
Information Technology	1.5

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Australia	62.7%
Hong Kong	23.7
Singapore	11.7
New Zealand	1.9
Malta	—	(b)

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Singapore ETF

Investment Objective

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(15.92)%	(1.82)%	0.34%	(15.92)%	(8.76)%	3.45%
Fund Market	(16.40)	(1.93)	0.29	(16.40)	(9.31)	2.93
Index	(15.56)	(1.26)	0.83	(15.56)	(6.17)	8.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$882.20	$2.37		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Singapore ETF

Portfolio Management Commentary

Stocks in Singapore declined during the reporting period. Climbing inflation rates, with food and energy prices up sharply, led Singapore’s central bank to tighten its monetary policy in October 2021 and three subsequent times over the following nine months. Singapore’s economy stalled during the reporting period and contracted in the second quarter of 2022 as inflation rates rose and monetary policy tightened. In addition, the economy of China, Singapore’s largest trading partner, slowed in 2022.

Stocks in the communication services sector, particularly in the entertainment industry, detracted the most from the Index’s performance. The stock of one major company in the entertainment industry dropped sharply after it became enmeshed in geopolitical tensions. India included one of the Singapore company’s popular and highly lucrative mobile gaming titles in its ban of hundreds of Chinese-backed applications. The ban led the company to end operations of other business applications in India’s large market and limited the company’s ability to fund expansion elsewhere. Meanwhile, e-commerce sales fell as coronavirus-related restrictions eased and consumers slowed online shopping and shifted spending patterns as the economic outlook weakened. Stocks dropped further after the company withdrew forecasts for its e-commerce business, citing the uncertain economic outlook.

The real estate sector also weakened the Index’s return as occupancy rates dipped in some Asian markets. The information technology sector declined amid challenges such as supply chain constraints, rising inflation, and a tight labor market.

On the upside, stocks in the financials sector contributed to the Index’s performance. Profits in the banking industry rose as increasing interest rates boosted profit margins on loans, while the lifting of pandemic-related restrictions improved economic activity across parts of Asia.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	41.7%
Real Estate	20.1
Industrials	15.0
Communication Services	12.8
Consumer Staples	4.1
Information Technology	3.2
Consumer Discretionary	3.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
DBS Group Holdings Ltd.	17.7%
Oversea-Chinese Banking Corp. Ltd.	11.4
United Overseas Bank Ltd.	8.3
Sea Ltd.	8.3
Keppel Corp. Ltd.	4.8
Singapore Telecommunications Ltd.	4.6
Ascendas Real Estate Investment Trust	4.4
Singapore Exchange Ltd.	4.2
Wilmar International Ltd.	4.1
Singapore Airlines Ltd.	3.9

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Taiwan ETF

Investment Objective

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(19.96)%	9.02%	9.85%	(19.96)%	53.98%	155.80%
Fund Market	(20.55)	8.83	9.72	(20.55)	52.69	152.90
Index	(19.09)	9.80	10.60	(19.09)	59.62	173.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$788.00	$2.61		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Taiwan ETF

Portfolio Management Commentary

Taiwanese stocks declined substantially for the reporting period as the country’s manufacturing activity slowed amid concerns over a global recession, which reduced demand for technology products and other core exports. The Taiwanese economy was particularly vulnerable to the prospects of its largest trading partner, China; the impacts of coronavirus lockdowns in that country contributed to a sharp decline in orders for Taiwanese products, weighing down Taiwan’s export activity. China’s lockdowns also created supply-chain constraints that affected Taiwanese companies. Manufacturing output decreased at the fastest rate since the early days of the coronavirus pandemic. Additional coronavirus outbreaks within Taiwan also affected domestic consumption. This slowdown in economic activity led foreign investors to sell Taiwanese stocks at a volume that outpaced nearly all other emerging Asian equity markets.

The information technology sector was the largest detractor from the Index’s performance, as concerns persisted over the ability of the semiconductors industry to weather a slowdown in global demand. Having previously benefited from a strong appetite for its products amid widespread shortages and having made significant capital expenditures to boost production, semiconductor companies faced the prospect of overcapacity as supply-and-demand imbalances corrected. While overall sales and revenue growth for the top semiconductor companies were strong, the personal computer and smartphone markets displayed signs of weakness. These firms revised growth targets and delayed additional capital investments amid economic uncertainty.

Stocks in the materials sector also declined. Softening demand for steel products forced producers to lower their prices on consecutive occasions, impacting revenues. The financials sector was also a modest detractor from the Index’s return as insurance companies wrote off COVID-19 insurance policies and compensated policyholders at an accelerated pace.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments	(a)
Information Technology	57.6%
Financials	19.7
Materials	7.1
Industrials	5.1
Consumer Discretionary	3.9
Communication Services	3.4
Consumer Staples	2.1
Other (each representing less than 1%)	1.1

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	22.5%
Hon Hai Precision Industry Co. Ltd.	5.1
MediaTek Inc.	3.8
Delta Electronics Inc.	2.1
United Microelectronics Corp.	1.9
Chunghwa Telecom Co. Ltd.	1.9
CTBC Financial Holding Co. Ltd.	1.8
Fubon Financial Holding Co. Ltd.	1.8
Mega Financial Holding Co. Ltd.	1.7
E.Sun Financial Holding Co. Ltd.	1.6

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Thailand ETF

Investment Objective

The iShares MSCI Thailand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(9.07)%	(0.66)%	2.58%	(9.07)%	(3.26)%	29.07%
Fund Market	(9.32)	(0.83)	2.47	(9.32)	(4.10)	27.66
Index	(8.73)	(0.36)	2.82	(8.73)	(1.77)	32.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$901.70	$2.78		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Thailand ETF

Portfolio Management Commentary

Stocks in Thailand declined during the reporting period as inflationary pressures and rising interest rates weakened equity markets, offsetting modest economic growth. Inflation in Thailand surged after Russia’s invasion of Ukraine sent prices for food, commodities, and energy sharply higher. In August 2022, Thailand’s central bank raised interest rates for the first time since 2018 to stem rising inflation. The declining value of the Thai baht relative to the U.S. dollar also diminished the value of Thai stocks in U.S. dollar terms.

The materials sector detracted the most from the Index’s performance. The construction materials industry declined after Russia’s invasion of Ukraine drove up the price of energy and raw materials, sending profits lower. The chemicals industry also declined as higher raw material costs pressured earnings.

Stocks in the consumer staples sector also worked against the Index’s return. Coronavirus-related restrictions and lower tourism levels curtailed sales at food retailers, while rising prices for energy and commodities also weighed on stock prices. The beverages industry also weakened, as higher costs for transportation and raw materials weighed on profits.

Stocks in the information technology sector, particularly in the electronic equipment, instruments, and components industry, also declined. Global supply chain disruptions, material shortages, and rising costs challenged the industry.

On the upside, the energy sector strengthened the Index’s performance. Profits for companies in the oil, gas, and consumable fuels industry rose as sanctions against Russia boosted energy prices and energy demand increased.

The healthcare sector also contributed to the Index’s return, particularly the healthcare providers and services industry. More tourists traveled to Thailand for medical treatment as pandemic-related measures loosened, supporting revenues and profits for the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Energy	14.4%
Consumer Staples	11.0
Financials	10.1
Materials	9.8
Industrials	9.7
Utilities	9.5
Health Care	8.9
Consumer Discretionary	8.5
Communication Services	7.1
Real Estate	6.4
Information Technology	4.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
PTT Public Company Ltd.	6.1%
CP ALL PCL	5.9
Airports of Thailand PCL	5.1
Bangkok Dusit Medical Services PCL	4.9
Siam Cement PCL (The)	4.6
PTT Exploration & Production PCL	3.8
Advanced Info Service PCL	3.7
Delta Electronics Thailand PCL	2.7
Gulf Energy Development PCL	2.5
Energy Absolute PCL	2.3

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments August 31, 2022	iShares® MSCI Hong Kong ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 6.3%
BOC Hong Kong Holdings Ltd.	6,882,000	$23,686,470
Hang Seng Bank Ltd.	1,401,700	21,945,888

		45,632,358

Beverages — 1.4%
Budweiser Brewing Co. APAC Ltd.(a)	3,419,700	10,052,002

Building Products — 0.9%
Xinyi Glass Holdings Ltd.	3,705,000	6,842,729

Capital Markets — 12.4%
Futu Holdings Ltd., ADR(b)	114,482	5,619,921
Hong Kong Exchanges & Clearing Ltd.	2,102,926	84,736,400

		90,356,321

Diversified Telecommunication Services — 1.4%
HKT Trust & HKT Ltd., Class SS	7,656,500	10,271,808

Electric Utilities — 7.5%
CK Infrastructure Holdings Ltd.	1,257,000	7,643,828
CLP Holdings Ltd.	2,994,700	25,803,205
HK Electric Investments & HK Electric Investments Ltd., Class SS	6,111,000	5,099,832
Power Assets Holdings Ltd.	2,648,500	15,841,221

		54,388,086

Equity Real Estate Investment Trusts (REITs) — 4.0%
Link REIT	3,742,300	28,961,742

Food Products — 1.5%
WH Group Ltd.(a)	16,003,500	10,903,553

Gas Utilities — 2.7%
Hong Kong & China Gas Co. Ltd.	20,365,495	20,077,980

Hotels, Restaurants & Leisure — 4.4%
Galaxy Entertainment Group Ltd.	3,931,000	21,973,040
Sands China Ltd.(b)	4,543,200	10,159,035

		32,132,075

Industrial Conglomerates — 6.8%
CK Hutchison Holdings Ltd.	4,739,767	30,607,768
Jardine Matheson Holdings Ltd.	359,600	19,070,185

		49,677,953

Insurance — 23.0%
AIA Group Ltd.	17,450,400	167,894,423

Machinery — 3.9%
Techtronic Industries Co. Ltd.	2,410,647	28,431,736

Security	Shares	Value

Marine — 0.9%
SITC International Holdings Co. Ltd.	2,494,000	$6,324,364

Real Estate Management & Development — 19.1%
CK Asset Holdings Ltd.	3,721,267	25,117,668
ESR Group Ltd.(a)(b)	3,639,800	10,191,815
Hang Lung Properties Ltd.	4,030,000	6,701,930
Henderson Land Development Co. Ltd.	2,860,762	9,569,592
Hongkong Land Holdings Ltd.	2,281,000	11,026,559
New World Development Co. Ltd.	2,963,266	9,656,039
Sino Land Co. Ltd.	6,500,000	9,505,108
Sun Hung Kai Properties Ltd.	2,538,500	29,822,856
Swire Pacific Ltd., Class A	1,069,000	7,394,035
Swire Properties Ltd.	2,521,600	5,811,584
Wharf Real Estate Investment Co. Ltd.	3,167,150	14,411,120

		139,208,306

Road & Rail — 2.1%
MTR Corp. Ltd.	2,934,583	15,028,938

Specialty Retail — 1.0%
Chow Tai Fook Jewellery Group Ltd.	3,813,400	7,675,255

Total Long-Term Investments — 99.3% (Cost: $918,542,087)		723,859,629

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	1,540,000	1,540,000

Total Short-Term Securities — 0.2% (Cost: $1,540,000)		1,540,000

Total Investments in Securities — 99.5% (Cost: $920,082,087)		725,399,629

Other Assets Less Liabilities — 0.5%		3,359,712

Net Assets — 100.0%		$728,759,341

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Hong Kong ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$14,915,960	$—	$(14,913,708	)(b)	$(2,252)	$—	$—	—	$525,674	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,700,000	—	(160,000	)(b)	—	—	1,540,000	1,540,000	7,762		—

					$(2,252)	$—	$1,540,000		$533,436		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	52	09/16/22	$4,750	$(112,952)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$112,952	$—	$—	$—	$112,952

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,064,973)	$—	$—	$—	$(1,064,973)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(138,903)	$—	$—	$—	$(138,903)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,101,571

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Hong Kong ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,719,753	$713,139,876	$—	$723,859,629
Money Market Funds	1,540,000	—	—	1,540,000

	$12,259,753	$713,139,876	$—	$725,399,629

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(112,952)	$—	$—	$(112,952)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.6%
Hitachi Transport System Ltd.	4,000	$252,529
Konoike Transport Co. Ltd.	2,000	18,981
Maruwa Unyu Kikan Co. Ltd.	3,000	36,076
Mitsui-Soko Holdings Co. Ltd.	2,000	48,340
SBS Holdings Inc.	1,000	20,701

		376,627

Auto Components — 3.2%
Exedy Corp.	2,000	25,769
FCC Co. Ltd.	3,000	31,049
G-Tekt Corp.	2,000	20,003
JTEKT Corp.	17,000	119,671
KYB Corp.	1,000	23,652
Musashi Seimitsu Industry Co. Ltd.	4,000	48,459
NGK Spark Plug Co. Ltd.	13,000	266,729
NHK Spring Co. Ltd.	17,000	114,818
Nifco Inc./Japan	7,000	157,989
Nippon Seiki Co. Ltd.	4,000	23,646
NOK Corp.	7,000	62,214
Pacific Industrial Co. Ltd.	4,000	31,145
Piolax Inc.	2,000	28,934
Shoei Co. Ltd.	2,000	79,251
Stanley Electric Co. Ltd.	11,000	203,051
Sumitomo Riko Co. Ltd.	3,000	12,531
Sumitomo Rubber Industries Ltd.	14,000	120,135
Tokai Rika Co. Ltd.	4,000	42,941
Topre Corp.	3,000	26,724
Toyo Tire Corp.	9,000	109,078
Toyoda Gosei Co. Ltd.	5,000	86,988
Toyota Boshoku Corp.	6,000	87,136
TS Tech Co. Ltd.	7,000	78,307
Yokohama Rubber Co. Ltd. (The)	10,000	163,547

		1,963,767

Automobiles — 0.4%
Mitsubishi Motors Corp.(a)	56,000	224,009
Nissan Shatai Co. Ltd.	6,000	33,156

		257,165

Banks — 3.9%
77 Bank Ltd. (The)	5,000	63,782
Aozora Bank Ltd.	10,000	193,024
Awa Bank Ltd. (The)	3,000	40,894
Bank of Kyoto Ltd. (The)	5,000	194,884
Chugoku Bank Ltd. (The)	12,000	80,369
Daishi Hokuetsu Financial Group Inc.	3,000	56,445
Fukuoka Financial Group Inc.	14,000	250,175
Gunma Bank Ltd. (The)	29,000	81,098
Hachijuni Bank Ltd. (The)	29,000	99,448
Hirogin Holdings Inc.	21,000	92,408
Hokkoku Financial Holdings Inc.	2,000	70,758
Hokuhoku Financial Group Inc.	10,000	59,421
Hyakugo Bank Ltd. (The)	17,000	38,904
Iyo Bank Ltd. (The)	19,000	88,354
Juroku Financial Group Inc.	3,000	53,084
Keiyo Bank Ltd. (The)	8,000	27,820
Kiyo Bank Ltd. (The)	5,000	53,729
Kyushu Financial Group Inc.	29,000	79,207
Mebuki Financial Group Inc.	78,000	149,492
Musashino Bank Ltd. (The)	2,000	24,378
Nanto Bank Ltd. (The)	2,000	28,187

Security	Shares	Value

Banks (continued)
Nishi-Nippon Financial Holdings Inc.	10,000	$53,056
North Pacific Bank Ltd.	23,000	38,070
Ogaki Kyoritsu Bank Ltd. (The)	3,000	37,211
Okinawa Financial Group Inc.	2,000	30,702
San-in Godo Bank Ltd. (The)	12,000	59,000
Seven Bank Ltd.	50,000	94,979
Shiga Bank Ltd. (The)	3,000	55,347
Shinsei Bank Ltd.	5,000	70,411
Suruga Bank Ltd.	14,000	37,732
Toho Bank Ltd. (The)	17,000	24,905
TOMONY Holdings Inc.	12,000	27,196
Yamaguchi Financial Group Inc.	17,000	93,274

		2,447,744

Beverages — 0.5%
Coca-Cola Bottlers Japan Holdings Inc.	11,000	112,497
Sapporo Holdings Ltd.	5,000	109,592
Takara Holdings Inc.	12,000	91,050

		313,139

Biotechnology — 0.4%
AnGes Inc.(a)	13,000	32,704
GNI Group Ltd.(a)	3,097	34,531
PeptiDream Inc.(a)	8,000	95,393
Pharma Foods International Co. Ltd.	2,000	21,464
SanBio Co. Ltd.(a)	3,000	25,414
Takara Bio Inc.	4,000	56,025

		265,531

Building Products — 0.8%
Bunka Shutter Co. Ltd.	4,000	30,678
Central Glass Co. Ltd.	3,000	72,382
Nichias Corp.	4,000	69,078
Nichiha Corp.	2,000	39,855
Nitto Boseki Co. Ltd.	2,000	36,230
Noritz Corp.	2,000	22,180
Sanwa Holdings Corp.	15,000	148,424
Sekisui Jushi Corp.	2,000	24,730
Takara Standard Co. Ltd.	2,000	19,004
Takasago Thermal Engineering Co. Ltd.	4,000	47,261

		509,822

Capital Markets — 0.6%
GMO Financial Holdings Inc.	3,000	16,322
JAFCO Group Co. Ltd.	6,000	86,834
M&A Capital Partners Co. Ltd.(a)	1,000	24,677
Matsui Securities Co. Ltd.	10,000	56,968
Monex Group Inc.	14,000	49,928
Okasan Securities Group Inc.	13,000	31,172
SPARX Group Co. Ltd.	7,000	15,068
Strike Co. Ltd.	1,000	28,223
Tokai Tokyo Financial Holdings Inc.	17,000	46,060
WealthNavi Inc.(a)	2,000	26,679

		381,931

Chemicals — 6.6%
ADEKA Corp.	6,000	101,246
Aica Kogyo Co. Ltd.	4,000	88,247
Air Water Inc.	15,000	187,651
C Uyemura & Co. Ltd.	1,000	46,799
C.I. Takiron Corp.	4,000	15,716
Chugoku Marine Paints Ltd.	3,000	19,022
Daicel Corp.	21,000	131,884
Denka Co. Ltd.	6,000	143,737

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
DIC Corp.	6,000	$107,585
Fujimi Inc.	1,000	47,867
Fujimori Kogyo Co. Ltd.	1,000	25,301
Fuso Chemical Co. Ltd.	1,000	25,263
JCU Corp.	2,000	47,149
Kaneka Corp.	4,000	107,287
Kansai Paint Co. Ltd.	15,000	229,897
Kanto Denka Kogyo Co. Ltd.	3,000	21,554
KeePer Technical Laboratory Co. Ltd.	1,000	29,353
KH Neochem Co. Ltd.	3,000	55,206
Konishi Co. Ltd.	3,000	35,097
Kumiai Chemical Industry Co. Ltd.	6,049	47,130
Kuraray Co. Ltd.	27,000	205,087
Kureha Corp.	1,400	94,014
Lintec Corp.	3,000	49,999
Mitsubishi Gas Chemical Co. Inc.	13,000	193,229
Nihon Parkerizing Co. Ltd.	7,000	48,181
Nippon Kayaku Co. Ltd.	11,000	95,569
Nippon Shokubai Co. Ltd.	2,000	79,307
Nippon Soda Co. Ltd.	2,000	66,135
NOF Corp.	6,000	227,377
Okamoto Industries Inc.	1,000	27,947
Osaka Organic Chemical Industry Ltd.	1,000	18,411
Osaka Soda Co. Ltd.	1,000	27,142
Sakata INX Corp.	4,000	28,036
Sanyo Chemical Industries Ltd.	1,000	34,167
Shikoku Chemicals Corp.	2,000	17,851
Shin-Etsu Polymer Co. Ltd.	3,000	28,704
Showa Denko KK	15,000	230,603
Sumitomo Bakelite Co. Ltd.	3,000	94,566
T Hasegawa Co. Ltd.	3,000	64,759
Taiyo Holdings Co. Ltd.	3,000	58,812
Takasago International Corp.	1,000	19,906
Teijin Ltd.	15,000	158,587
Tenma Corp.	1,000	16,125
Toagosei Co. Ltd.	7,000	54,540
Tokai Carbon Co. Ltd.	17,000	124,096
Tokuyama Corp.	5,000	65,855
Tokyo Ohka Kogyo Co. Ltd.	3,000	147,097
Toyo Gosei Co. Ltd.	400	23,530
Toyo Ink SC Holdings Co. Ltd.	3,000	41,140
Toyobo Co. Ltd.	7,000	53,039
UBE Corp.	8,000	117,875
Zeon Corp.	11,000	105,537

		4,130,214

Commercial Services & Supplies — 1.7%
Aeon Delight Co. Ltd.	2,000	40,883
Daiseki Co. Ltd.	4,012	120,310
Duskin Co. Ltd.	3,000	61,843
Japan Elevator Service Holdings Co. Ltd.	5,000	66,673
Kokuyo Co. Ltd.	7,000	90,154
Matsuda Sangyo Co. Ltd.	1,060	18,417
Midac Holdings Co. Ltd.	1,000	22,895
Mitsubishi Pencil Co. Ltd.	3,000	30,080
Nippon Kanzai Co. Ltd.	1,000	19,071
Nippon Parking Development Co. Ltd.	16,000	18,493
Okamura Corp.	5,000	47,744
Park24 Co. Ltd.(a)	11,000	156,738
Pilot Corp.	2,000	71,585
Prestige International Inc.	8,000	38,427

Security	Shares	Value

Commercial Services & Supplies (continued)
Raksul Inc.(a)	2,000	$30,432
Sato Holdings Corp.	2,000	27,473
Sohgo Security Services Co. Ltd.	6,000	155,449
TRE Holdings Corp.	4,000	48,989

		1,065,656

Construction & Engineering — 3.7%
Chiyoda Corp.(a)	13,000	37,035
Chudenko Corp.	2,000	30,555
COMSYS Holdings Corp.	9,000	167,148
Daiho Corp.	1,000	29,098
EXEO Group Inc.	8,000	122,739
Hazama Ando Corp.	14,000	86,827
INFRONEER Holdings Inc.	21,040	150,396
JDC Corp.	4,000	17,361
JGC Holdings Corp.	18,000	242,539
JTOWER Inc.(a)	1,000	54,728
Kandenko Co. Ltd.	9,000	54,157
Kinden Corp.	10,000	105,522
Kumagai Gumi Co. Ltd.	3,000	57,392
Kyudenko Corp.	4,000	80,524
MIRAIT ONE Corp.	8,000	89,913
Nippon Densetsu Kogyo Co. Ltd.	3,000	38,601
Nippon Road Co. Ltd. (The)	400	17,807
Nishimatsu Construction Co. Ltd.	3,000	87,118
Okumura Corp.	3,000	63,189
Penta-Ocean Construction Co. Ltd.	23,000	121,378
Raito Kogyo Co. Ltd.	3,000	39,839
Raiznext Corp.	2,000	17,268
Sanki Engineering Co. Ltd.	3,000	35,436
SHO-BOND Holdings Co. Ltd.	3,000	129,485
Sumitomo Densetsu Co. Ltd.	1,000	18,884
Sumitomo Mitsui Construction Co. Ltd.	12,000	39,977
Taihei Dengyo Kaisha Ltd.	1,000	25,539
Taikisha Ltd.	2,000	45,888
Takamatsu Construction Group Co. Ltd.	1,000	13,745
Toa Corp./Tokyo	1,000	17,547
Toda Corp.	18,000	88,796
Toenec Corp.	1,000	26,396
Tokyu Construction Co. Ltd.	7,040	33,115
Totetsu Kogyo Co. Ltd.	2,000	33,344
Toyo Construction Co. Ltd.	5,000	30,847
Yokogawa Bridge Holdings Corp.	2,000	27,965
Yurtec Corp.	3,000	16,142

		2,294,240

Construction Materials — 0.4%
Maeda Kosen Co. Ltd.	1,000	23,217
Mitani Sekisan Co. Ltd.	1,000	25,904
Sumitomo Osaka Cement Co. Ltd.	3,000	75,991
Taiheiyo Cement Corp.	10,000	149,715

		274,827

Consumer Finance — 1.1%
AEON Financial Service Co. Ltd.	9,000	92,434
Aiful Corp.	26,000	73,355
Credit Saison Co. Ltd.	12,000	150,971
Jaccs Co. Ltd.	2,000	55,000
Marui Group Co. Ltd.	15,000	269,035
Orient Corp.	43,000	37,604

		678,399

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging — 0.6%
FP Corp.	4,100	$96,246
Fuji Seal International Inc.	3,000	33,279
Rengo Co. Ltd.	16,000	94,264
Toyo Seikan Group Holdings Ltd.	11,000	130,173

		353,962

Distributors — 0.2%
Arata Corp.	1,000	29,630
Doshisha Co. Ltd.	2,000	21,866
Paltac Corp.	3,000	86,294

		137,790

Diversified Consumer Services — 0.3%
Benesse Holdings Inc.	6,000	94,306
LITALICO Inc.	2,000	41,785
Riso Kyoiku Co. Ltd.	9,000	20,182

		156,273

Diversified Financial Services — 0.9%
eGuarantee Inc.	3,000	49,253
Financial Products Group Co. Ltd.	5,000	44,891
Fuyo General Lease Co. Ltd.	1,500	88,578
Japan Securities Finance Co. Ltd.	8,000	47,787
Mizuho Leasing Co. Ltd.	2,000	48,308
Ricoh Leasing Co. Ltd.	1,000	25,741
Tokyo Century Corp.	3,000	107,145
Zenkoku Hosho Co. Ltd.	4,000	132,176

		543,879

Diversified Telecommunication Services — 0.3%
ARTERIA Networks Corp.	2,000	18,703
Internet Initiative Japan Inc.	4,000	144,463
Usen-Next Holdings Co. Ltd.	1,000	15,096
Vision Inc./Tokyo Japan(a)	3,000	28,777

		207,039

Electric Utilities — 1.2%
Chugoku Electric Power Co. Inc. (The)	23,000	137,937
Hokkaido Electric Power Co. Inc.	14,000	51,387
Hokuriku Electric Power Co.	14,000	51,328
Kyushu Electric Power Co. Inc.	34,000	204,339
Okinawa Electric Power Co. Inc. (The)	4,092	33,366
Shikoku Electric Power Co. Inc.	13,000	75,825
Tohoku Electric Power Co. Inc.	38,000	188,976

		743,158

Electrical Equipment — 1.3%
Daihen Corp.	2,000	59,222
Fujikura Ltd.	20,000	142,026
Furukawa Electric Co. Ltd.	6,000	105,109
GS Yuasa Corp.	5,000	90,731
Idec Corp./Japan	2,000	41,784
Mabuchi Motor Co. Ltd.	4,000	113,566
Nippon Carbon Co. Ltd.	1,000	29,422
Nissin Electric Co. Ltd.	4,000	42,627
Nitto Kogyo Corp.	2,000	36,896
Sanyo Denki Co. Ltd.	1,000	38,916
Toyo Tanso Co. Ltd.	1,000	24,232
Ushio Inc.	8,000	97,121

		821,652

Electronic Equipment, Instruments & Components — 3.9%
Ai Holdings Corp.	3,000	45,887
Alps Alpine Co. Ltd.	16,000	143,133
Amano Corp.	4,000	73,995

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Anritsu Corp.	11,000	$129,665
Canon Electronics Inc.	2,000	23,316
Canon Marketing Japan Inc.	4,000	90,707
Citizen Watch Co. Ltd.	20,000	85,452
CONEXIO Corp.	1,000	9,483
Daiwabo Holdings Co. Ltd.	7,000	98,540
Dexerials Corp.	5,000	139,018
Hioki E.E. Corp.	1,000	48,558
Horiba Ltd.	3,000	136,661
Hosiden Corp.	4,000	45,447
Iriso Electronics Co. Ltd.	2,000	59,671
Japan Aviation Electronics Industry Ltd.	3,000	50,169
Japan Display Inc.(a)	48,000	21,620
Kaga Electronics Co. Ltd.	1,000	29,602
Koa Corp.	2,000	33,819
Macnica Holdings Inc.	3,000	64,369
Maruwa Co. Ltd./Aichi	1,000	125,796
Meiko Electronics Co. Ltd.	2,000	46,464
Nichicon Corp.	4,000	42,072
Nippon Ceramic Co. Ltd.	2,000	37,791
Nippon Electric Glass Co. Ltd.	7,000	131,831
Nippon Signal Company Ltd.	3,000	20,053
Nissha Co. Ltd.	3,000	39,012
Nohmi Bosai Ltd.	2,000	23,670
Oki Electric Industry Co. Ltd.	6,000	32,378
Optex Group Co. Ltd.	3,000	44,587
Restar Holdings Corp.	1,000	14,735
Riken Keiki Co. Ltd.	1,000	31,424
Ryosan Co. Ltd.	2,000	31,989
Ryoyo Electro Corp.	1,000	16,316
Siix Corp.	2,000	15,916
Taiyo Yuden Co. Ltd.	10,000	309,058
Topcon Corp.	9,000	121,403
Yokowo Co. Ltd.	1,000	15,806

		2,429,413

Energy Equipment & Services — 0.0%
Modec Inc.(a)	2,000	20,748

Entertainment — 0.9%
Avex Inc.	3,000	33,769
Bushiroad Inc.	1,000	12,384
COLOPL Inc.	5,000	25,265
Daiichikosho Co. Ltd.	3,000	87,526
DeNA Co. Ltd.	7,000	95,794
GungHo Online Entertainment Inc.	4,000	66,054
Mixi Inc.	3,000	51,508
Shochiku Co. Ltd.(a)	1,000	87,832
Toei Animation Co. Ltd.	700	63,857
Toei Co. Ltd.	500	66,063

		590,052

Equity Real Estate Investment Trusts (REITs) — 9.1%
Activia Properties Inc.	60	186,384
Advance Logistics Investment Corp.	40	45,672
Advance Residence Investment Corp.	110	290,870
AEON REIT Investment Corp.	140	158,071
Comforia Residential REIT Inc.	50	122,692
CRE Logistics REIT Inc.	40	61,468
Daiwa Office Investment Corp.	30	151,591
Daiwa Securities Living Investments Corp.	160	142,876
Frontier Real Estate Investment Corp.	40	153,108

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Fukuoka REIT Corp.	50	$61,163
Global One Real Estate Investment Corp.	80	64,277
Hankyu Hanshin REIT Inc.	50	55,877
Heiwa Real Estate REIT Inc.	70	79,443
Hoshino Resorts REIT Inc.	20	93,275
Hulic Reit Inc.	110	131,176
Ichigo Office REIT Investment Corp.	100	62,076
Industrial & Infrastructure Fund Investment Corp.	160	211,136
Invincible Investment Corp.	510	156,835
Japan Excellent Inc.	100	94,281
Japan Hotel REIT Investment Corp.	370	182,409
Japan Logistics Fund Inc.	70	166,135
Japan Prime Realty Investment Corp.	70	207,334
Kenedix Office Investment Corp.	40	206,650
Kenedix Residential Next Investment Corp.	80	129,956
Kenedix Retail REIT Corp.	50	102,368
LaSalle Logiport REIT	150	185,345
Mirai Corp.	150	55,030
Mitsubishi Estate Logistics REIT Investment Corp.	40	137,483
Mitsui Fudosan Logistics Park Inc.	51	199,782
Mori Hills REIT Investment Corp.	120	134,811
Mori Trust Hotel Reit Inc.	30	28,509
Mori Trust Sogo REIT Inc.	80	83,440
Nippon Accommodations Fund Inc.	40	196,336
NIPPON REIT Investment Corp.	40	109,682
NTT UD REIT Investment Corp.	120	129,712
One REIT Inc.	20	39,071
Orix JREIT Inc.	220	302,567
Samty Residential Investment Corp.	30	27,408
Sekisui House Reit Inc.	350	212,110
SOSiLA Logistics REIT Inc.	50	56,650
Star Asia Investment Corp.	130	53,806
Starts Proceed Investment Corp.	20	36,860
Takara Leben Real Estate Investment Corp.	50	38,487
Tokyu REIT Inc.	70	99,798
United Urban Investment Corp.	240	255,345

		5,699,355

Food & Staples Retailing — 3.4%
Aeon Hokkaido Corp.	2,000	16,624
Ain Holdings Inc.	2,000	114,306
Arcs Co. Ltd.	3,000	43,866
Axial Retailing Inc.	1,000	24,959
Belc Co. Ltd.	1,000	40,092
Cawachi Ltd.	1,000	15,183
Cosmos Pharmaceutical Corp.	2,000	210,647
Create SD Holdings Co. Ltd.	2,000	44,851
Daikokutenbussan Co. Ltd.	500	21,232
Fuji Co. Ltd./Ehime	2,000	28,760
G-7 Holdings Inc.	2,000	21,444
Genky DrugStores Co. Ltd.	1,000	26,297
Halows Co. Ltd.	1,000	21,962
Heiwado Co. Ltd.	2,000	28,587
Inageya Co. Ltd.	2,000	17,674
Kato Sangyo Co. Ltd.	2,000	49,186
Kusuri no Aoki Holdings Co. Ltd.	1,400	61,755
Lawson Inc.	4,000	132,563
Life Corp.	1,000	18,774
MatsukiyoCocokara & Co.	9,000	357,100
Maxvalu Tokai Co. Ltd.	1,000	19,454
Mitsubishi Shokuhin Co. Ltd.	1,000	24,546

Security	Shares	Value

Food & Staples Retailing (continued)
Oisix ra daichi Inc.(a)	2,000	$27,208
Retail Partners Co. Ltd.	2,000	15,392
San-A Co. Ltd.	2,000	59,726
Shoei Foods Corp.	1,000	29,003
Sugi Holdings Co. Ltd.	3,000	127,301
Sundrug Co. Ltd.	6,000	146,800
Tsuruha Holdings Inc.	3,000	166,520
United Super Markets Holdings Inc.	4,000	30,361
Valor Holdings Co. Ltd.	3,000	38,244
Yaoko Co. Ltd.	2,000	92,801
Yokorei Co. Ltd.	4,000	26,526

		2,099,744

Food Products — 4.1%
Ariake Japan Co. Ltd.	2,000	68,027
Calbee Inc.	7,000	138,906
DyDo Group Holdings Inc.	1,000	33,364
Ezaki Glico Co. Ltd.	4,000	104,079
Fuji Oil Holdings Inc.	4,000	68,087
Fujicco Co. Ltd.	2,000	28,018
Fujiya Co. Ltd.	1,000	17,084
Hokuto Corp.	2,000	27,662
House Foods Group Inc.	5,000	106,080
Itoham Yonekyu Holdings Inc.	13,000	62,868
J-Oil Mills Inc.	2,000	22,989
Kagome Co. Ltd.	6,000	132,336
Kameda Seika Co. Ltd.	1,000	32,667
Kewpie Corp.	8,000	131,433
Kotobuki Spirits Co. Ltd.	2,000	115,164
Maruha Nichiro Corp.	4,000	71,523
Megmilk Snow Brand Co. Ltd.	4,000	49,300
Mitsui DM Sugar Holdings Co. Ltd.	1,000	13,458
Morinaga & Co. Ltd./Japan	3,000	85,689
Morinaga Milk Industry Co. Ltd.	3,000	91,726
NH Foods Ltd.	7,000	200,376
Nichirei Corp.	9,000	160,893
Nippn Corp., New	4,000	45,115
Nippon Suisan Kaisha Ltd.	24,000	98,209
Nisshin Oillio Group Ltd. (The)	2,000	46,808
Prima Meat Packers Ltd.	2,000	31,217
Riken Vitamin Co. Ltd.	2,000	24,637
S Foods Inc.	2,000	42,768
Sakata Seed Corp.	2,000	74,253
Showa Sangyo Co. Ltd.	1,000	18,588
Toyo Suisan Kaisha Ltd.	7,000	287,136
Yamazaki Baking Co. Ltd.	10,000	117,772

		2,548,232

Gas Utilities — 0.5%
Nippon Gas Co. Ltd.	9,000	143,263
Saibu Gas Holdings Co. Ltd.	2,000	26,271
Shizuoka Gas Co. Ltd.	3,000	22,454
Toho Gas Co. Ltd.	6,000	134,235

		326,223

Health Care Equipment & Supplies — 1.6%
CYBERDYNE Inc.(a)	9,000	25,304
Eiken Chemical Co. Ltd.	3,000	41,001
Hogy Medical Co. Ltd.	2,000	50,021
Japan Lifeline Co. Ltd.	5,000	36,298
Jeol Ltd.	4,000	160,204
Mani Inc.	6,000	75,212

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Menicon Co. Ltd.	5,000	$120,042
Nagaileben Co. Ltd.	2,000	27,968
Nakanishi Inc.	6,000	116,346
Nihon Kohden Corp.	7,000	159,863
Nipro Corp.	12,000	97,695
Paramount Bed Holdings Co. Ltd.	3,000	56,525
PHC Holdings Corp.	2,000	23,113

		989,592

Health Care Providers & Services — 1.7%
Alfresa Holdings Corp.	16,000	191,463
Amvis Holdings Inc.	1,000	39,661
As One Corp.	2,000	91,725
BML Inc.	2,000	51,180
Elan Corp.	3,000	24,359
H.U. Group Holdings Inc.	4,000	81,245
Medipal Holdings Corp.	15,000	205,227
Ship Healthcare Holdings Inc.	6,000	112,172
Solasto Corp.	4,000	25,626
Suzuken Co. Ltd.	6,000	143,792
Toho Holdings Co. Ltd.	5,000	66,224
Tokai Corp./Gifu	2,000	26,469

		1,059,143

Health Care Technology — 0.3%
EM Systems Co. Ltd.	3,000	21,966
JMDC Inc.	2,200	104,519
Medley Inc.(a)	2,000	44,179
MedPeer Inc.(a)	1,000	11,371

		182,035

Hotels, Restaurants & Leisure — 3.4%
Airtrip Corp.	1,000	18,800
Arcland Service Holdings Co. Ltd.	1,000	14,878
Atom Corp.(a)	10,000	56,786
Colowide Co. Ltd.	6,000	80,659
Create Restaurants Holdings Inc.	10,000	65,461
Curves Holdings Co. Ltd.	4,000	23,712
Doutor Nichires Holdings Co. Ltd.	3,000	34,697
Food & Life Companies Ltd.	9,000	141,631
Fuji Kyuko Co. Ltd.	2,000	58,838
Fujio Food Group Inc.	1,000	9,395
Heiwa Corp.	5,016	76,304
Hiday Hidaka Corp.	2,084	31,386
HIS Co. Ltd.(a)	4,000	59,340
Ichibanya Co. Ltd.	1,000	32,695
Kappa Create Co. Ltd.(a)	2,000	20,345
KFC Holdings Japan Ltd.	1,000	20,114
Kisoji Co. Ltd.	2,000	31,233
KOMEDA Holdings Co. Ltd.	4,000	66,000
Koshidaka Holdings Co. Ltd.	4,000	25,002
Kura Sushi Inc.	2,000	46,387
Kyoritsu Maintenance Co. Ltd.	2,080	81,340
Matsuyafoods Holdings Co. Ltd.	1,000	27,461
Monogatari Corp. (The)	1,000	50,711
MOS Food Services Inc.	2,000	45,653
Ohsho Food Service Corp.	1,000	46,643
Open Door Inc.(a)	1,000	14,609
Plenus Co. Ltd.	2,000	27,450
Resorttrust Inc.	7,000	112,330
Ringer Hut Co. Ltd.	2,000	31,690
Round One Corp.	6,000	86,335

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Royal Holdings Co. Ltd.	2,000	$31,339
Saizeriya Co. Ltd.	2,000	37,281
Skylark Holdings Co. Ltd.(a)	19,000	209,012
Tokyotokeiba Co. Ltd.	1,000	30,245
Toridoll Holdings Corp.	4,000	85,308
Tosho Co. Ltd.	1,000	8,264
Yoshinoya Holdings Co. Ltd.	5,000	88,164
Zensho Holdings Co. Ltd.	8,000	209,737

		2,137,235

Household Durables — 2.4%
Casio Computer Co. Ltd.	16,000	151,116
Chofu Seisakusho Co. Ltd.	1,000	14,285
ES-Con Japan Ltd.	3,000	17,298
Fujitsu General Ltd.	5,000	105,786
Haseko Corp.	19,000	217,726
Ki-Star Real Estate Co. Ltd.	1,000	35,102
Nagawa Co. Ltd.	1,000	58,452
Nikon Corp.	25,000	285,380
Pressance Corp.	2,000	21,626
Rinnai Corp.	3,000	229,750
Sangetsu Corp.	3,000	35,041
Sumitomo Forestry Co. Ltd.	12,000	202,890
Tama Home Co. Ltd.	1,000	16,860
Tamron Co. Ltd.	1,000	21,849
Token Corp.	1,000	63,694
Zojirushi Corp.	3,000	34,424

		1,511,279

Household Products — 0.7%
Earth Corp.	1,000	39,120
Lion Corp.	20,000	233,514
Pigeon Corp.	10,000	148,950

		421,584

Independent Power and Renewable Electricity Producers — 0.6%
Electric Power Development Co. Ltd.	12,000	184,850
eRex Co. Ltd.	2,000	40,199
RENOVA Inc.(a)	3,000	65,174
West Holdings Corp.	2,080	65,734

		355,957

Industrial Conglomerates — 0.7%
Katakura Industries Co. Ltd.	1,000	14,589
Keihan Holdings Co. Ltd.	8,000	202,842
Mie Kotsu Group Holdings Inc.	4,000	13,888
Nisshinbo Holdings Inc.	11,000	85,123
Noritsu Koki Co. Ltd.	2,000	37,173
TOKAI Holdings Corp.	8,000	51,129

		404,744

Insurance — 0.0%
Anicom Holdings Inc.	6,000	27,694

Interactive Media & Services — 0.1%
Bengo4.com Inc.(a)	1,000	27,291
Gree Inc.	5,000	30,540
Infocom Corp.	2,000	28,975

		86,806

Internet & Direct Marketing Retail — 0.4%
ASKUL Corp.	3,000	39,632
Belluna Co. Ltd.	4,000	21,198
Demae-Can Co. Ltd.(a)	3,000	12,698

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Mercari Inc.(a)	9,000	$144,939

		218,467

IT Services — 2.5%
Argo Graphics Inc.	1,000	27,830
Bell System24 Holdings Inc.	3,000	31,992
BIPROGY Inc.	6,000	132,880
Change Inc.	3,000	40,067
Comture Corp.	2,000	34,836
Digital Garage Inc.	3,000	83,625
DTS Corp.	3,000	77,293
Future Corp.	4,000	48,663
GMO GlobalSign Holdings KK	400	14,536
GMO internet Inc.	6,000	110,663
Infomart Corp.	17,000	50,891
Information Services International-Dentsu Ltd.	2,000	64,920
Kanematsu Electronics Ltd.	1,000	30,507
Mitsubishi Research Institute Inc.	1,000	29,937
NEC Networks & System Integration Corp.	6,000	74,770
NET One Systems Co. Ltd.	7,000	154,234
NS Solutions Corp.	3,000	81,610
NSD Co. Ltd.	5,000	89,865
Relia Inc.	3,000	21,766
SB Technology Corp.	1,000	17,800
SHIFT Inc.(a)	1,000	143,292
Simplex Holdings Inc.	2,000	30,157
TechMatrix Corp.	3,000	36,963
TKC Corp.	2,000	49,986
Transcosmos Inc.	2,000	55,167
Zuken Inc.	1,000	25,148

		1,559,398

Leisure Products — 0.9%
GLOBERIDE Inc.	1,000	19,598
Mizuno Corp.	2,000	38,480
Roland Corp.	1,000	29,222
Sankyo Co. Ltd.	4,000	117,210
Sega Sammy Holdings Inc.	13,000	192,983
Snow Peak Inc.	2,000	31,188
Tomy Co. Ltd.	7,000	66,359
Universal Entertainment Corp.(a)	2,000	22,865
Yonex Co. Ltd.	5,000	56,533

		574,438

Machinery — 6.9%
Aichi Corp.	2,000	11,959
Aida Engineering Ltd.	4,000	24,646
Amada Co. Ltd.	29,000	226,909
CKD Corp.	4,000	52,625
Daiwa Industries Ltd.	2,000	16,031
DMG Mori Co. Ltd.	9,000	116,806
Ebara Corp.	8,000	303,053
Fuji Corp./Aichi	6,000	87,273
Fujitec Co. Ltd.	5,000	100,763
Fukushima Galilei Co. Ltd.	1,000	26,084
Furukawa Co. Ltd.	2,000	18,132
Giken Ltd.	1,000	23,278
Glory Ltd.	4,000	63,155
Harmonic Drive Systems Inc.	4,000	145,868
Hino Motors Ltd.	24,000	109,494
Hirata Corp.	1,000	32,601
Hitachi Zosen Corp.	13,000	82,063

Security	Shares	Value

Machinery (continued)
IHI Corp.	12,000	$320,476
Japan Steel Works Ltd. (The)	5,000	106,753
Kawasaki Heavy Industries Ltd.	13,000	252,305
Kitz Corp.	5,000	29,154
Kyokuto Kaihatsu Kogyo Co. Ltd.	3,000	29,440
Makino Milling Machine Co. Ltd.	2,000	63,111
Max Co. Ltd.	2,000	28,749
Meidensha Corp.	3,000	43,002
METAWATER Co. Ltd.	2,000	29,420
Mitsubishi Logisnext Co. Ltd.	2,000	11,979
Mitsuboshi Belting Ltd.	2,000	45,977
Miura Co. Ltd.	7,000	148,494
Morita Holdings Corp.	2,000	18,196
Nabtesco Corp.	9,000	213,125
Nachi-Fujikoshi Corp.	1,000	27,132
Nikkiso Co. Ltd.	4,000	29,158
Nitta Corp.	2,000	42,034
Noritake Co. Ltd./Nagoya Japan	1,000	30,057
NSK Ltd.	32,000	173,467
NTN Corp.(a)	34,000	64,361
Obara Group Inc.	1,000	23,667
Oiles Corp.	2,096	22,686
OKUMA Corp.	2,000	75,589
Organo Corp.	600	39,910
OSG Corp.	7,000	96,399
Shibaura Machine Co. Ltd.	2,000	43,750
Shibuya Corp.	1,000	17,983
Shima Seiki Manufacturing Ltd.	2,000	31,728
Shinmaywa Industries Ltd.	4,000	30,484
Star Micronics Co. Ltd.	3,000	39,450
Sumitomo Heavy Industries Ltd.	9,000	188,919
Tadano Ltd.	8,000	54,655
Takeuchi Manufacturing Co. Ltd.	3,000	56,857
Takuma Co. Ltd.	5,000	50,235
THK Co. Ltd.	10,000	202,984
Tocalo Co. Ltd.	4,000	36,860
Tsubakimoto Chain Co.	2,000	46,215
Tsugami Corp.	3,000	26,844
Union Tool Co.	1,000	25,534
YAMABIKO Corp.	3,000	24,491

		4,282,370

Marine — 0.5%
Iino Kaiun Kaisha Ltd.	6,000	35,257
Kawasaki Kisen Kaisha Ltd.	4,000	253,072
NS United Kaiun Kaisha Ltd.	1,000	34,486

		322,815

Media — 0.7%
Direct Marketing MiX Inc.	2,000	26,484
Fuji Media Holdings Inc.	4,000	31,655
Kadokawa Corp.	8,016	173,740
Nippon Television Holdings Inc.	4,000	33,990
Septeni Holdings Co. Ltd.	5,000	17,819
SKY Perfect JSAT Holdings Inc.	14,000	55,639
TBS Holdings Inc.	3,000	34,746
TV Asahi Holdings Corp.	2,000	20,841
ValueCommerce Co. Ltd.	1,000	18,263
Vector Inc.	2,000	16,710
Zenrin Co. Ltd.	3,000	20,522

		450,409

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 2.0%
Asahi Holdings Inc.	6,000	$89,429
Daido Steel Co. Ltd.	2,000	56,104
Daiki Aluminium Industry Co. Ltd.	2,000	19,310
Dowa Holdings Co. Ltd.	4,000	150,776
Kobe Steel Ltd.	28,000	127,399
Kyoei Steel Ltd.	2,000	22,002
Maruichi Steel Tube Ltd.	5,000	106,590
Mitsubishi Materials Corp.	10,000	149,250
Mitsui Mining & Smelting Co. Ltd.	5,000	118,078
Nippon Light Metal Holdings Co. Ltd.	5,000	57,533
Pacific Metals Co. Ltd.	1,000	17,435
Sanyo Special Steel Co. Ltd.	2,000	30,062
Toho Titanium Co. Ltd.	3,000	47,521
Tokyo Steel Manufacturing Co. Ltd.	5,000	52,976
UACJ Corp.	3,014	52,039
Yamato Kogyo Co. Ltd.	3,000	106,202
Yodogawa Steel Works Ltd.	2,000	35,967

		1,238,673

Multiline Retail — 1.5%
H2O Retailing Corp.	6,035	42,519
Isetan Mitsukoshi Holdings Ltd.	28,000	221,255
Izumi Co. Ltd.	3,000	64,744
J Front Retailing Co. Ltd.	20,000	158,510
Kintetsu Department Store Co. Ltd.(a)	1,000	16,391
Ryohin Keikaku Co. Ltd.	21,000	194,764
Seria Co. Ltd.	4,000	78,018
Takashimaya Co. Ltd.	12,000	132,748

		908,949

Oil, Gas & Consumable Fuels — 0.8%
Cosmo Energy Holdings Co. Ltd.	6,000	179,645
Itochu Enex Co. Ltd.	4,000	31,383
Iwatani Corp.	4,000	163,209
Japan Petroleum Exploration Co. Ltd.	3,000	85,471
Mitsuuroko Group Holdings Co. Ltd.	2,000	14,125
San-Ai Obbli Co. Ltd.	4,000	31,651

		505,484

Paper & Forest Products — 0.3%
Daiken Corp.	1,000	13,972
Daio Paper Corp.	7,000	65,432
Hokuetsu Corp.	10,000	53,816
Nippon Paper Industries Co. Ltd.	8,000	52,199
Tokushu Tokai Paper Co. Ltd.	1,000	22,765

		208,184

Personal Products — 1.1%
Euglena Co. Ltd.(a)	8,000	56,060
Fancl Corp.	6,000	121,310
Mandom Corp.	3,000	32,269
Milbon Co. Ltd.	2,000	84,235
Noevir Holdings Co. Ltd.	1,000	41,431
Pola Orbis Holdings Inc.	8,000	88,245
Rohto Pharmaceutical Co. Ltd.	8,000	240,805
YA-MAN Ltd.	2,000	23,126

		687,481

Pharmaceuticals — 1.9%
Hisamitsu Pharmaceutical Co. Inc.	4,000	96,867
JCR Pharmaceuticals Co. Ltd.	5,000	77,516
Kaken Pharmaceutical Co. Ltd.	3,000	83,255
Kissei Pharmaceutical Co. Ltd.	2,000	35,610
KYORIN Holdings Inc.	3,000	37,714

Security	Shares	Value

Pharmaceuticals (continued)
Mochida Pharmaceutical Co. Ltd.	2,000	$49,238
Nichi-Iko Pharmaceutical Co. Ltd.(a)	5,050	12,557
Santen Pharmaceutical Co. Ltd.	30,000	215,535
Sawai Group Holdings Co. Ltd.	3,000	88,658
Sosei Group Corp.(a)	6,000	74,451
Sumitomo Pharma Co., Ltd.	15,000	111,734
Taisho Pharmaceutical Holdings Co. Ltd.	3,000	111,547
Torii Pharmaceutical Co. Ltd.	1,000	21,494
Towa Pharmaceutical Co. Ltd.	2,000	31,717
Tsumura & Co.	5,000	114,457
ZERIA Pharmaceutical Co. Ltd.	2,000	29,873

		1,192,223

Professional Services — 2.6%
BayCurrent Consulting Inc.	1,200	352,644
Benefit One Inc.	6,000	88,823
BeNext-Yumeshin Group Co.	5,016	59,118
Dip Corp.	3,000	77,594
en Japan Inc.	3,000	51,269
Fullcast Holdings Co. Ltd.	2,000	34,993
Funai Soken Holdings Inc.	3,000	51,391
Insource Co. Ltd.	2,000	40,136
IR Japan Holdings Ltd.	1,000	18,336
JAC Recruitment Co. Ltd.	1,000	14,154
Link And Motivation Inc.	3,000	13,733
Management Solutions Co. Ltd.(a)	1,000	19,975
Meitec Corp.	6,000	105,492
Nomura Co. Ltd.	7,000	47,364
Outsourcing Inc.	9,000	78,122
Pasona Group Inc.	2,000	29,938
SMS Co. Ltd.	6,000	136,611
S-Pool Inc.	5,000	38,563
TechnoPro Holdings Inc.	9,000	202,444
UT Group Co. Ltd.	2,000	39,835
Visional Inc.(a)	1,000	53,290
WDB Holdings Co. Ltd.	1,000	18,474
Weathernews Inc.	400	23,001

		1,595,300

Real Estate Management & Development — 2.0%
Aeon Mall Co. Ltd.	9,000	107,346
Goldcrest Co. Ltd.	1,000	12,460
Heiwa Real Estate Co. Ltd.	3,000	84,596
Ichigo Inc.	22,000	48,081
Katitas Co. Ltd.	4,000	96,126
Keihanshin Building Co. Ltd.	2,000	18,053
Leopalace21 Corp.(a)	14,000	33,234
Relo Group Inc.	9,000	144,671
SAMTY Co. Ltd.	2,000	31,671
SRE Holdings Corp.(a)	1,000	20,369
Starts Corp. Inc.	3,000	57,632
Sun Frontier Fudousan Co. Ltd.	2,000	17,254
TKP Corp.(a)	1,000	17,345
TOC Co. Ltd.	3,000	15,884
Tokyo Tatemono Co. Ltd.	16,000	239,836
Tokyu Fudosan Holdings Corp.	52,000	279,437
Tosei Corp.	2,000	19,978

		1,243,973

Road & Rail — 2.9%
Fukuyama Transporting Co. Ltd.	2,000	45,424
Hamakyorex Co. Ltd.	1,000	22,771

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Keikyu Corp.	18,000	$184,971
Kyushu Railway Co.	11,000	231,392
Maruzen Showa Unyu Co. Ltd.	1,000	22,835
Nagoya Railroad Co. Ltd.	15,000	232,058
Nankai Electric Railway Co. Ltd.	9,000	179,019
Nikkon Holdings Co. Ltd.	5,000	84,635
Nishi-Nippon Railroad Co. Ltd.	5,000	103,459
Sakai Moving Service Co. Ltd.	1,000	33,000
Sankyu Inc.	4,000	123,029
Seibu Holdings Inc.	19,000	192,484
Seino Holdings Co. Ltd.	11,000	87,349
Senko Group Holdings Co. Ltd.	9,000	61,489
Sotetsu Holdings Inc.	7,000	120,461
Trancom Co. Ltd.	1,000	54,667

		1,779,043

Semiconductors & Semiconductor Equipment — 1.9%
Ferrotec Holdings Corp.	4,000	91,047
Japan Material Co. Ltd.	6,000	83,042
Megachips Corp.	1,000	19,659
Micronics Japan Co. Ltd.	2,000	20,487
Mimasu Semiconductor Industry Co. Ltd.	1,000	15,208
Mitsui High-Tec Inc.	1,600	98,955
Optorun Co. Ltd.	2,000	32,470
Rorze Corp.	1,000	60,678
RS Technologies Co. Ltd.	1,000	48,888
Sanken Electric Co. Ltd.	2,000	70,273
SCREEN Holdings Co. Ltd.	3,008	199,800
Shinko Electric Industries Co. Ltd.	6,000	167,014
Tokyo Seimitsu Co. Ltd.	3,000	99,934
Tri Chemical Laboratories Inc.	2,000	35,275
Ulvac Inc.	4,000	155,105

		1,197,835

Software — 1.4%
Alpha Systems Inc.	1,000	33,238
Appier Group Inc.(a)	4,000	34,135
Cybozu Inc.	2,000	19,293
Digital Arts Inc.	1,000	46,474
Freee KK(a)	3,000	62,772
Fuji Soft Inc.	2,000	116,772
Fukui Computer Holdings Inc.	1,000	25,470
Justsystems Corp.	3,000	75,322
Money Forward Inc.(a)	4,000	98,541
OBIC Business Consultants Co. Ltd.	3,000	108,155
PKSHA Technology Inc.(a)	1,000	14,323
Plaid Inc.(a)	1,000	3,764
Plus Alpha Consulting Co. Ltd.	1,000	15,820
Rakus Co. Ltd.	7,000	82,386
Sansan Inc.(a)	6,000	55,796
Systena Corp.	23,000	70,469

		862,730

Specialty Retail — 2.8%
ABC-Mart Inc.	3,000	120,681
Adastria Co. Ltd.	2,000	28,954
Alpen Co. Ltd.	1,000	15,052
AOKI Holdings Inc.	3,000	15,166
Arcland Sakamoto Co. Ltd.	2,000	21,446
Autobacs Seven Co. Ltd.	6,000	61,503
Bic Camera Inc.	8,000	65,486
DCM Holdings Co. Ltd.	8,000	59,328

Security	Shares	Value

Specialty Retail (continued)
EDION Corp.	7,000	$60,215
Geo Holdings Corp.	2,000	23,703
IDOM Inc.	4,000	23,673
JINS Holdings Inc.	1,000	30,503
Joshin Denki Co. Ltd.	1,000	13,776
Joyful Honda Co. Ltd.	4,000	49,896
Keiyo Co. Ltd.	3,000	19,648
Kohnan Shoji Co. Ltd.	2,000	49,575
Komeri Co. Ltd.	2,000	37,563
K’s Holdings Corp.	13,000	119,774
Nafco Co. Ltd.	1,000	11,602
Nextage Co. Ltd.	4,000	86,844
Nishimatsuya Chain Co. Ltd.	3,000	35,139
Nojima Corp.	3,000	60,441
PAL GROUP Holdings Co. Ltd.	2,000	33,159
Sanrio Co. Ltd.	4,000	105,196
Shimamura Co. Ltd.	2,000	181,280
T-Gaia Corp.	2,000	23,780
United Arrows Ltd.	2,000	26,256
VT Holdings Co. Ltd.	6,000	20,776
Workman Co. Ltd.	2,000	80,080
Yamada Holdings Co. Ltd.	61,000	211,123
Yellow Hat Ltd.	3,000	38,732

		1,730,350

Technology Hardware, Storage & Peripherals — 0.7%
Eizo Corp.	1,000	27,219
Elecom Co. Ltd.	4,000	48,676
Konica Minolta Inc.	38,000	131,574
Maxell Ltd.	4,000	42,426
MCJ Co. Ltd.	6,000	41,710
Riso Kagaku Corp.	2,000	35,518
Toshiba TEC Corp.	2,000	59,521
Wacom Co. Ltd.	13,000	78,013

		464,657

Textiles, Apparel & Luxury Goods — 1.0%
Asics Corp.	14,000	255,978
Descente Ltd.	2,000	48,848
Goldwin Inc.	2,000	119,099
Gunze Ltd.	1,000	28,263
Japan Wool Textile Co. Ltd. (The)	4,000	29,399
Seiko Holdings Corp.	2,000	41,212
Seiren Co. Ltd.	4,000	60,748
Wacoal Holdings Corp.	3,000	47,944

		631,491

Trading Companies & Distributors — 1.8%
Hanwa Co. Ltd.	3,000	74,216
Inaba Denki Sangyo Co. Ltd.	4,000	78,883
Inabata & Co. Ltd.	4,000	69,994
Japan Pulp & Paper Co. Ltd.	1,000	31,367
Kanamoto Co. Ltd.	3,000	46,183
Kanematsu Corp.	6,000	64,908
MARUKA FURUSATO Corp.	2,000	48,742
Nagase & Co. Ltd.	8,000	114,807
Nichiden Corp.	1,000	13,565
Nippon Steel Trading Corp.	1,044	40,167
Nishio Rent All Co. Ltd.	2,000	41,726
Sojitz Corp.	20,000	336,519
Trusco Nakayama Corp.	4,000	55,939
Wakita & Co. Ltd.	3,000	24,129

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Yamazen Corp.	4,000	$26,785
Yuasa Trading Co. Ltd.	1,000	25,194

		1,093,124

Transportation Infrastructure — 0.9%
Japan Airport Terminal Co. Ltd.(a)	5,000	206,336
Kamigumi Co. Ltd.	9,000	176,120
Mitsubishi Logistics Corp.	4,000	103,936
Sumitomo Warehouse Co. Ltd. (The)	4,000	62,769

		549,161

Wireless Telecommunication Services — 0.1%
Okinawa Cellular Telephone Co.	1,000	37,432

Total Long-Term Investments — 99.7% (Cost: $82,458,492)		62,146,638

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(b)(c)	10,000	10,000

Total Short-Term Securities — 0.0% (Cost: $10,000)		10,000

Total Investments in Securities — 99.7% (Cost: $82,468,492)		62,156,638

Other Assets Less Liabilities — 0.3%		212,403

Net Assets — 100.0%		$62,369,041

(a)	Non-income producing security.

(b)	Affiliate of the Fund.

(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(1	)(b)	$1	$—	$—	—	$83	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	—	(20,000	)(b)	—	—	10,000	10,000	114		—

					$1	$—	$10,000		$197		$—

(a)	As of period end, the entity is no longer held.

(b)	Represents net amount purchased (sold).

(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	18	09/08/22	$252	$2,536

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,536	$—	$—	$—	$2,536

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(36,628)	$—	$—	$—	$(36,628)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,165)	$—	$—	$—	$(2,165)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$404,572

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$53,806	$62,092,832	$—	$62,146,638
Money Market Funds	10,000	—	—	10,000

	$63,806	$62,092,832	$—	$62,156,638

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,536	$—	$2,536

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Malaysia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 41.4%
AMMB Holdings Bhd	4,364,437	$4,056,508
CIMB Group Holdings Bhd	16,281,012	19,469,959
Hong Leong Bank Bhd	1,555,140	7,238,458
Hong Leong Financial Group Bhd	547,500	2,366,678
Malayan Banking Bhd	11,449,881	22,905,457
Public Bank Bhd	34,813,500	36,555,567
RHB Bank Bhd	3,466,302	4,429,171

		97,021,798

Chemicals — 4.8%
Petronas Chemicals Group Bhd	5,739,300	11,257,458

Diversified Telecommunication Services — 1.5%
Telekom Malaysia Bhd	2,703,100	3,593,437

Electric Utilities — 5.3%
Tenaga Nasional Bhd	6,161,912	12,377,520

Energy Equipment & Services — 2.0%
Dialog Group Bhd	8,772,554	4,745,578

Food Products — 12.8%
IOI Corp. Bhd	6,012,030	5,682,245
Kuala Lumpur Kepong Bhd	1,034,000	5,346,165
Nestle Malaysia Bhd	168,200	4,991,061
PPB Group Bhd	1,530,919	6,020,372
QL Resources Bhd	2,613,150	2,977,782
Sime Darby Plantation Bhd	4,961,355	4,931,593

		29,949,218

Gas Utilities — 3.1%
Petronas Gas Bhd	1,892,700	7,314,363

Health Care Equipment & Supplies — 1.6%
Hartalega Holdings Bhd	4,111,900	1,525,138
Top Glove Corp. Bhd	12,793,800	2,290,669

		3,815,807

Health Care Providers & Services — 2.5%
IHH Healthcare Bhd	4,209,500	5,809,846

Hotels, Restaurants & Leisure — 4.3%
Genting Bhd	5,099,100	5,329,504
Genting Malaysia Bhd	7,100,000	4,712,799

		10,042,303

Industrial Conglomerates — 2.4%
HAP Seng Consolidated Bhd	1,484,600	2,305,434
Sime Darby Bhd	6,526,355	3,325,175

		5,630,609

Security	Shares	Value

Marine — 2.1%
MISC Bhd	3,202,320	$5,066,841

Metals & Mining — 4.0%
Press Metal Aluminium Holdings Bhd	8,866,700	9,397,783

Oil, Gas & Consumable Fuels — 1.6%
Petronas Dagangan Bhd	711,700	3,737,001

Semiconductors & Semiconductor Equipment — 1.7%
Inari Amertron Bhd	6,664,100	3,966,263

Specialty Retail — 1.2%
MR DIY Group M Bhd(a)	5,651,000	2,728,011

Transportation Infrastructure — 0.9%
Malaysia Airports Holdings Bhd(b)	1,593,100	2,081,720

Wireless Telecommunication Services — 6.6%
Axiata Group Bhd	6,587,100	4,466,947
DiGi.Com Bhd	7,437,100	6,207,233
Maxis Bhd	5,613,100	4,811,664

		15,485,844

Total Long-Term Investments — 99.8% (Cost: $144,517,307)		234,021,400

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	110,000	110,000

Total Short-Term Securities — 0.1% (Cost: $110,000)		110,000

Total Investments in Securities — 99.9% (Cost: $144,627,307)		234,131,400

Other Assets Less Liabilities — 0.1%		255,780

Net Assets — 100.0%		$234,387,180

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Malaysia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$8,505,154	$—	$(8,504,669	)(b)	$1,132	$(1,617)	$—	—	$213,003	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	360,000	—	(250,000	)(b)	—	—	110,000	110,000	1,163		—

					$1,132	$(1,617)	$110,000		$214,166		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	5	09/16/22	$245	$(3,006)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,006	$—	$—	$—	$3,006

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(110,867)	$—	$—	$—	$(110,867)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$4,477	$—	$—	$—	$4,477

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$822,475

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Malaysia ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$39,971,657	$194,049,743	$—	$234,021,400
Money Market Funds	110,000	—	—	110,000

	$40,081,657	$194,049,743	$—	$234,131,400

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(3,006)	$—	$—	$(3,006)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments August 31, 2022	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 62.2%
Ampol Ltd.	290,392	$6,825,482
APA Group	1,424,883	10,744,790
Aristocrat Leisure Ltd.	727,914	17,569,243
ASX Ltd.	234,203	12,467,157
Aurizon Holdings Ltd.	2,210,289	5,590,111
Australia & New Zealand Banking Group Ltd.	3,612,526	55,844,392
BHP Group Ltd.	6,130,517	167,240,520
BlueScope Steel Ltd.	580,842	6,516,944
Brambles Ltd.	1,735,800	14,608,884
Cochlear Ltd.	79,708	11,603,649
Coles Group Ltd.	1,620,615	19,397,419
Commonwealth Bank of Australia	2,066,455	136,555,902
Computershare Ltd.	656,178	10,943,538
CSL Ltd.	583,350	116,680,268
Dexus	1,306,765	7,729,482
Domino’s Pizza Enterprises Ltd.	72,693	3,133,220
Endeavour Group Ltd./Australia	1,632,018	8,076,553
Evolution Mining Ltd.	2,201,047	3,537,198
Fortescue Metals Group Ltd.	2,050,759	25,485,951
Goodman Group	2,036,190	27,077,222
GPT Group (The)	2,334,183	6,651,262
IDP Education Ltd.(a)	250,667	4,934,778
Insurance Australia Group Ltd.	2,992,704	9,456,657
James Hardie Industries PLC	539,054	12,217,860
Lendlease Corp. Ltd.	827,109	5,763,721
Lottery Corp. Ltd. (The)(b)	2,695,330	8,101,329
Macquarie Group Ltd.	441,371	52,811,468
Medibank Pvt Ltd.	3,306,964	8,330,135
Mineral Resources Ltd.	206,306	8,790,166
Mirvac Group	4,803,963	6,841,476
National Australia Bank Ltd.	3,887,152	80,604,491
Newcrest Mining Ltd.	1,083,092	13,020,561
Northern Star Resources Ltd.	1,399,066	7,394,398
Orica Ltd.	539,965	5,648,112
Origin Energy Ltd.	2,137,528	9,103,855
Qantas Airways Ltd.(b)	1,109,720	3,988,032
QBE Insurance Group Ltd.	1,788,991	14,667,502
Ramsay Health Care Ltd.	221,126	10,776,769
REA Group Ltd.	63,458	5,472,521
Reece Ltd.	279,391	3,024,807
Rio Tinto Ltd.	448,546	28,488,668
Santos Ltd.	3,901,548	20,827,567
Scentre Group	6,285,642	12,491,424
SEEK Ltd.	410,487	5,791,431
Sonic Healthcare Ltd.	551,523	12,753,961
South32 Ltd.	5,619,241	15,473,743
Stockland	2,866,479	7,051,148
Suncorp Group Ltd.	1,524,767	11,260,783
Telstra Corp. Ltd.	4,917,889	13,299,168
Transurban Group	3,712,198	35,219,339
Treasury Wine Estates Ltd.	866,785	7,775,293
Vicinity Centres	4,646,355	6,083,051
Washington H Soul Pattinson & Co. Ltd.	259,994	4,531,207
Wesfarmers Ltd.	1,373,459	43,935,496
Westpac Banking Corp.	4,239,896	62,231,152
WiseTech Global Ltd.	176,245	6,961,584
Woodside Energy Group Ltd.	2,299,402	53,411,686

Security	Shares	Value

Australia (continued)
Woolworths Group Ltd.	1,470,046	$36,240,643

		1,329,055,169

Hong Kong — 23.6%
AIA Group Ltd.	14,586,414	140,339,337
BOC Hong Kong Holdings Ltd.	4,469,000	15,381,406
Budweiser Brewing Co. APAC Ltd.(a)(c)	2,101,300	6,176,645
Chow Tai Fook Jewellery Group Ltd.	2,401,800	4,834,119
CK Asset Holdings Ltd.	2,421,232	16,342,741
CK Hutchison Holdings Ltd.	3,253,732	21,011,471
CK Infrastructure Holdings Ltd.	757,208	4,604,588
CLP Holdings Ltd.	1,984,000	17,094,721
ESR Group Ltd.(a)(b)(c)	2,453,000	6,868,653
Futu Holdings Ltd., ADR(a)(b)	73,168	3,591,817
Galaxy Entertainment Group Ltd.	2,635,000	14,728,812
Hang Lung Properties Ltd.	2,429,736	4,040,675
Hang Seng Bank Ltd.	924,000	14,466,719
Henderson Land Development Co. Ltd.	1,744,442	5,835,368
HK Electric Investments & HK Electric Investments Ltd., Class SS	3,259,000	2,719,743
HKT Trust & HKT Ltd., Class SS	4,550,338	6,104,643
Hong Kong & China Gas Co. Ltd.	13,538,253	13,347,123
Hong Kong Exchanges & Clearing Ltd.	1,455,000	58,628,531
Hongkong Land Holdings Ltd.(a)	1,371,100	6,628,021
Jardine Matheson Holdings Ltd.	192,800	10,224,504
Link REIT	2,558,886	19,803,275
MTR Corp. Ltd.	1,878,786	9,621,864
New World Development Co. Ltd.	1,814,480	5,912,628
Power Assets Holdings Ltd.	1,683,000	10,066,367
Sands China Ltd.(b)	2,962,400	6,624,213
Sino Land Co. Ltd.	4,206,800	6,151,706
SITC International Holdings Co. Ltd.	1,611,000	4,085,224
Sun Hung Kai Properties Ltd.	1,758,000	20,653,370
Swire Pacific Ltd., Class A	612,000	4,233,068
Swire Properties Ltd.	1,400,000	3,226,609
Techtronic Industries Co. Ltd.	1,662,207	19,604,459
WH Group Ltd.(c)	10,161,000	6,922,923
Wharf Real Estate Investment Co. Ltd.	2,029,600	9,235,057
Xinyi Glass Holdings Ltd.	2,224,000	4,107,484

		503,217,884

Malta — 0.0%
BGP Holdings PLC, NVS(d)	27,004,595	271

New Zealand — 1.9%
Auckland International Airport Ltd.(b)	1,524,328	7,029,839
Fisher & Paykel Healthcare Corp. Ltd.	701,038	8,392,606
Mercury NZ Ltd.	837,490	2,963,872
Meridian Energy Ltd.	1,544,300	4,711,341
Spark New Zealand Ltd.	2,244,775	7,425,526
Xero Ltd.(b)	163,352	9,609,854

		40,133,038

Singapore — 11.6%
Ascendas Real Estate Investment Trust	4,080,780	8,224,428
CapitaLand Integrated Commercial Trust	6,411,138	9,482,222
Capitaland Investment Ltd./Singapore	3,159,800	8,319,046
City Developments Ltd.	491,500	2,853,749
DBS Group Holdings Ltd.	2,188,700	50,960,562
Genting Singapore Ltd.	7,424,300	4,108,667
Grab Holdings Ltd., Class A(a)(b)	1,572,243	4,480,892
Keppel Corp. Ltd.	1,769,900	9,192,010
Mapletree Logistics Trust	3,930,684	4,688,699

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Mapletree Pan Asia Commercial Trust	2,851,300	$3,749,444
Oversea-Chinese Banking Corp. Ltd.	4,100,524	35,342,996
Sea Ltd., ADR(a)(b)	437,594	27,130,828
Singapore Airlines Ltd.(b)	1,634,950	6,207,664
Singapore Exchange Ltd.	1,014,100	6,881,693
Singapore Technologies Engineering Ltd.	1,874,800	4,995,874
Singapore Telecommunications Ltd.(a)	10,022,128	18,815,115
United Overseas Bank Ltd.	1,429,100	27,866,671
UOL Group Ltd.	570,500	2,822,715
Venture Corp. Ltd.	341,000	4,455,111
Wilmar International Ltd.(a)	2,340,800	6,756,479

		247,334,865

Total Long-Term Investments — 99.3% (Cost: $2,242,102,739)		2,119,741,227

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	34,023,180	34,033,387

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	910,000	$910,000

Total Short-Term Securities — 1.6% (Cost: $34,930,002)		34,943,387

Total Investments in Securities — 100.9% (Cost: $2,277,032,741)		2,154,684,614

Liabilities in Excess of Other Assets — (0.9)%		(19,676,880)

Net Assets — 100.0%		$2,135,007,734

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$24,751,750	$9,290,549	(a)	$—		$(20,312)	$11,400	$34,033,387	34,023,180	$661,560	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	930,000	—		(20,000	)(a)	—	—	910,000	910,000	4,755		—

						$(20,312)	$11,400	$34,943,387		$666,315		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SPI 200 Index	89	09/15/22	$10,407	$(10,272)
MSCI Singapore Index	217	09/29/22	4,475	(100,216)

				$(110,488)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Pacific ex Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$110,488	$—	$—	$—	$110,488

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,153,959)	$—	$—	$—	$(1,153,959)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(57,003)	$—	$—	$—	$(57,003)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$19,416,040

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$37,923,280	$2,081,817,676	$271	$2,119,741,227
Money Market Funds	34,943,387	—	—	34,943,387

	$72,866,667	$2,081,817,676	$271	$2,154,684,614

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(110,488)	$—	$(110,488)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Singapore ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.4%
Singapore Technologies Engineering Ltd.	7,086,800	$18,884,556

Airlines — 3.9%
Singapore Airlines Ltd.(a)(b)	5,703,567	21,655,605

Banks — 37.2%
DBS Group Holdings Ltd.	4,192,200	97,609,022
Oversea-Chinese Banking Corp. Ltd.	7,294,650	62,873,619
United Overseas Bank Ltd.	2,342,100	45,669,673

		206,152,314

Capital Markets — 4.2%
Singapore Exchange Ltd.	3,429,700	23,273,979

Diversified Telecommunication Services — 4.5%
Singapore Telecommunications Ltd.(b)	13,371,068	25,102,273

Electronic Equipment, Instruments & Components — 3.2%
Venture Corp. Ltd.	1,359,100	17,756,425

Entertainment — 8.2%
Sea Ltd., ADR(a)(b)	735,885	45,624,870

Equity Real Estate Investment Trusts (REITs) — 13.0%
Ascendas Real Estate Investment Trust	11,937,294	24,058,493
CapitaLand Integrated Commercial Trust	9,178,694	13,575,502
Mapletree Logistics Trust(b)	15,145,613	18,066,377
Mapletree Pan Asia Commercial Trust	12,132,500	15,954,170

		71,654,542

Food Products — 4.1%
Wilmar International Ltd.(b)	7,817,200	22,563,546

Hotels, Restaurants & Leisure — 3.0%
Genting Singapore Ltd.	30,365,342	16,804,423

Industrial Conglomerates — 4.8%
Keppel Corp. Ltd.	5,106,500	26,520,708

Security	Shares	Value

Real Estate Management & Development — 7.1%
Capitaland Investment Ltd./Singapore	4,206,300	$11,074,246
City Developments Ltd.(b)	2,450,300	14,226,938
UOL Group Ltd.	2,771,500	13,712,804

		39,013,988

Road & Rail — 2.8%
Grab Holdings Ltd., Class A(a)(b)	5,413,439	15,428,301

Total Long-Term Investments — 99.4% (Cost: $647,142,948)		550,435,530

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(c)(d)(e)	52,755,125	52,770,952
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	180,000	180,000

Total Short-Term Securities — 9.6% (Cost: $52,932,399)		52,950,952

Total Investments in Securities — 109.0% (Cost: $700,075,347)		603,386,482

Liabilities in Excess of Other Assets — (9.0)%		(49,897,553)

Net Assets — 100.0%		$553,488,929

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$20,464,697	$32,281,253	(a)	$—		$8,455	$16,547	$52,770,952	52,755,125	$106,287	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	—		(120,000	)(a)	—	—	180,000	180,000	1,399		—

						$8,455	$16,547	$52,950,952		$107,686		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Singapore ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Singapore Index	186	09/29/22	$3,835	$(85,800)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$85,800	$—	$—	$—	$85,800

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(920,062)	$—	$—	$—	$(920,062)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,579)	$—	$—	$—	$(5,579)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,896,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$61,053,171	$489,382,359	$—	$550,435,530
Money Market Funds	52,950,952	—	—	52,950,952

	$114,004,123	$489,382,359	$—	$603,386,482

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(85,800)	$—	$(85,800)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
China Airlines Ltd.	11,685,000	$8,643,689
Eva Airways Corp.(a)	10,378,000	11,357,365

		20,001,054

Auto Components — 0.4%
Cheng Shin Rubber Industry Co. Ltd.	13,491,670	15,629,356

Banks — 12.3%
Chang Hwa Commercial Bank Ltd.	37,125,708	21,444,203
CTBC Financial Holding Co. Ltd.	86,487,325	66,245,486
E.Sun Financial Holding Co. Ltd.(a)	66,211,771	61,008,106
First Financial Holding Co. Ltd.	58,784,385	51,000,071
Hua Nan Financial Holdings Co. Ltd.	54,070,387	41,040,121
Mega Financial Holding Co. Ltd.(a)	53,363,652	62,591,613
Shanghai Commercial & Savings Bank Ltd. (The)	21,172,306	34,462,309
SinoPac Financial Holdings Co. Ltd.	66,074,441	37,458,407
Taishin Financial Holding Co. Ltd.	69,847,207	34,667,036
Taiwan Cooperative Financial Holding Co. Ltd.	54,581,933	49,292,403

		459,209,755

Chemicals — 3.9%
Formosa Chemicals & Fibre Corp.	16,989,610	38,168,820
Formosa Plastics Corp.	18,584,518	55,411,489
Nan Ya Plastics Corp.(a)	23,816,938	53,497,511

		147,077,820

Communications Equipment — 0.8%
Accton Technology Corp.(a)	3,111,000	28,647,960

Construction Materials — 1.6%
Asia Cement Corp.(a)	16,186,136	22,913,560
Taiwan Cement Corp.(a)	28,153,645	36,241,845

		59,155,405

Diversified Financial Services — 2.2%
Chailease Holding Co. Ltd.	7,432,167	47,719,775
Yuanta Financial Holding Co. Ltd.(a)	52,501,306	34,850,113

		82,569,888

Diversified Telecommunication Services — 1.9%
Chunghwa Telecom Co. Ltd.	17,539,648	69,598,874

Electrical Equipment — 0.9%
Voltronic Power Technology Corp.	339,000	19,129,300
Walsin Lihwa Corp.(a)	11,717,178	15,131,954
Ya Hsin Industrial Co. Ltd.(b)	6,845,461	2

		34,261,256

Electronic Equipment, Instruments & Components — 14.0%
AUO Corp.	52,708,830	28,780,568
Delta Electronics Inc.(a)	9,193,180	78,708,761
E Ink Holdings Inc.(a)	4,378,000	34,042,611
Hon Hai Precision Industry Co. Ltd.	53,472,296	190,403,022
Innolux Corp.(a)	50,384,873	19,846,224
Largan Precision Co. Ltd.(a)	533,794	33,954,722
Nan Ya Printed Circuit Board Corp.(a)	1,656,000	14,447,318
Pacific Electric Wire & Cable Co. Ltd.(b)	197	—
Synnex Technology International Corp.	11,437,364	20,847,824
Unimicron Technology Corp.(a)	7,045,000	34,518,565
WPG Holdings Ltd.(a)	14,350,604	24,133,821
Yageo Corp.(a)	2,357,125	25,209,959
Zhen Ding Technology Holding Ltd.(a)	4,927,072	18,285,255

		523,178,650

Security	Shares	Value

Food & Staples Retailing — 0.8%
President Chain Store Corp.	3,452,215	$30,336,563

Food Products — 1.3%
Uni-President Enterprises Corp.	22,970,189	49,639,996

Household Durables — 0.4%
Nien Made Enterprise Co. Ltd.(a)	1,484,000	13,704,340

Industrial Conglomerates — 0.7%
Far Eastern New Century Corp.	24,202,843	25,934,788

Insurance — 5.0%
Cathay Financial Holding Co. Ltd.(a)	39,737,315	57,810,889
China Development Financial Holding Corp.(a)	89,349,587	39,036,213
Fubon Financial Holding Co. Ltd.(a)	35,182,689	65,969,245
Shin Kong Financial Holding Co. Ltd.(a)	90,520,273	26,004,780

		188,821,127

Internet & Direct Marketing Retail — 0.2%
momo.com Inc(a)	274,800	6,516,185

Leisure Products — 0.5%
Giant Manufacturing Co. Ltd.(a)	2,490,590	19,455,020

Machinery — 0.7%
Airtac International Group(a)(c)	943,826	25,307,682

Marine — 1.8%
Evergreen Marine Corp. Taiwan Ltd.	13,377,533	38,336,202
Wan Hai Lines Ltd.(a)	2,909,830	8,201,040
Yang Ming Marine Transport Corp.(a)	7,934,000	20,325,103

		66,862,345

Metals & Mining — 1.5%
China Steel Corp.(a)	60,051,977	56,873,193

Oil, Gas & Consumable Fuels — 0.5%
Formosa Petrochemical Corp.(a)	7,431,950	20,371,813

Real Estate Management & Development — 0.6%
Ruentex Development Co. Ltd.(a)	10,675,459	22,013,341

Semiconductors & Semiconductor Equipment — 35.1%
ASE Technology Holding Co. Ltd.	15,945,432	44,360,352
ASMedia Technology Inc.	298,000	8,994,849
eMemory Technology Inc.(a)	327,000	14,624,830
Globalwafers Co. Ltd.(a)	1,464,000	23,161,755
MediaTek Inc.	6,574,175	142,243,610
Nanya Technology Corp.(a)	8,628,000	14,985,023
Novatek Microelectronics Corp.(a)	3,054,544	26,132,549
Parade Technologies Ltd.	307,000	8,594,046
Powerchip Semiconductor Manufacturing Corp.	11,994,000	13,449,365
Realtek Semiconductor Corp.(a)	2,773,063	31,160,058
Silergy Corp.	2,104,000	36,069,895
Taiwan Semiconductor Manufacturing Co. Ltd.	50,993,882	834,758,699
United Microelectronics Corp.(a)	53,497,501	71,176,636
Vanguard International Semiconductor Corp.(a)	6,832,000	16,516,524
Win Semiconductors Corp.(a)	1,882,000	10,931,288
Winbond Electronics Corp.(a)	26,749,000	19,272,757

		1,316,432,236

Specialty Retail — 0.9%
Hotai Motor Co. Ltd.(a)	1,662,000	33,302,678

Technology Hardware, Storage & Peripherals — 7.2%
Acer Inc.(a)	21,568,737	15,491,134

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Advantech Co. Ltd.(a)	2,508,827	$26,764,179
Asustek Computer Inc.(a)	3,790,857	31,543,867
Catcher Technology Co. Ltd.(a)(c)	4,370,743	26,494,524
Compal Electronics Inc.(a)	29,216,554	21,753,634
Inventec Corp.(a)	23,737,868	17,971,214
Lite-On Technology Corp.(a)	13,374,071	28,781,390
Micro-Star International Co. Ltd.(a)	5,295,000	19,822,497
Pegatron Corp.	11,459,037	23,832,780
Quanta Computer Inc.(a)	14,799,240	38,365,676
Wiwynn Corp.(a)	803,000	20,101,906

		270,922,801

Textiles, Apparel & Luxury Goods — 1.5%
Eclat Textile Co. Ltd.(a)	1,486,601	21,531,092
Feng TAY Enterprise Co. Ltd.	3,123,747	17,525,333
Pou Chen Corp.	19,369,103	18,348,191

		57,404,616

Transportation Infrastructure — 0.4%
Taiwan High Speed Rail Corp.(a)	17,274,000	16,515,097

Wireless Telecommunication Services — 1.5%
Far EasTone Telecommunications Co. Ltd.	10,669,259	26,166,947
Taiwan Mobile Co. Ltd.(a)	9,203,609	30,083,289

		56,250,236

Total Long-Term Investments — 99.1% (Cost: $1,517,789,711)		3,715,994,075

Security	Shares	Value

Short-Term Securities

Money Market Funds — 10.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	407,439,851	$407,562,083
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	3,220,000	3,220,000

Total Short-Term Securities — 10.9% (Cost: $410,656,039)		410,782,083

Total Investments in Securities — 110.0% (Cost: $1,928,445,750)		4,126,776,158

Liabilities in Excess of Other Assets — (10.0)%		(376,624,700)

Net Assets — 100.0%		$3,750,151,458

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$836,443,148	$—	$(428,721,939	)(a)	$(225,936)	$66,810	$407,562,083	407,439,851	$10,137,737	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	46,300,000	—	(43,080,000	)(a)	—	—	3,220,000	3,220,000	12,912		—

					$(225,936)	$66,810	$410,782,083		$10,150,649		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE Taiwan Index	676	09/29/22	$35,034	$(495,765)

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$495,765	$—	$—	$—	$495,765

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$5,583,513	$—	$—	$—	$5,583,513

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,087,014)	$—	$—	$—	$(3,087,014)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$29,284,561

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$3,715,994,073	$2	$3,715,994,075
Money Market Funds	410,782,083	—	—	410,782,083

	$410,782,083	$3,715,994,073	$2	$4,126,776,158

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(495,765)	$—	$(495,765)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments August 31, 2022	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.1%
Kerry Express Thailand PCL, NVS(a)	860,100	$511,322

Airlines — 0.3%
Asia Aviation PCL, NVDR(a)(b)	6,866,347	533,458
Bangkok Airways PCL, NVDR(b)	1,474,100	427,899

		961,357

Auto Components — 0.3%
Sri Trang Agro-Industry PCL, NVDR	1,819,545	1,126,190

Banks — 4.7%
Kasikornbank PCL, NVDR	1,171,000	4,929,681
Kiatnakin Phatra Bank PCL, NVDR	417,473	828,641
Krung Thai Bank PCL, NVDR	6,898,300	3,189,577
SCB X PCL, NVS(a)	1,661,900	5,023,684
Thanachart Capital PCL, NVDR	565,500	627,246
Tisco Financial Group PCL, NVDR	395,200	1,015,216

		15,614,045

Beverages — 1.2%
Carabao Group PCL, NVDR	592,300	1,638,755
Osotspa PCL, NVDR	2,965,200	2,538,806

		4,177,561

Building Products — 0.2%
Dynasty Ceramic PCL, NVDR(a)	7,206,740	533,388

Capital Markets — 0.7%
Bangkok Commercial Asset Management PCL, NVDR(a)	3,509,600	1,768,859
Beyond Securities PC, NVS(a)(b)	1,964,800	618,783

		2,387,642

Chemicals — 3.3%
Eastern Polymer Group PCL, NVDR(a)	1,656,100	435,607
Indorama Ventures PCL, NVDR	3,325,410	3,938,318
PTT Global Chemical PCL, NVDR	4,450,907	5,787,193
TOA Paint Thailand PCL, NVDR	1,201,800	1,013,071

		11,174,189

Construction & Engineering — 0.9%
CH Karnchang PCL, NVDR	2,173,800	1,251,085
PSG Corp. PCL, NVS(a)(b)	25,645,500	947,429
Sino-Thai Engineering & Construction PCL, NVDR(a)	2,249,728	757,607

		2,956,121

Construction Materials — 5.1%
Siam Cement PCL (The), NVDR	1,540,000	15,107,355
Siam City Cement PCL, NVDR	176,100	764,957
Tipco Asphalt PCL, NVDR(a)	1,417,700	648,897
TPI Polene PCL, NVDR	11,328,500	527,776

		17,048,985

Consumer Finance — 3.8%
AEON Thana Sinsap Thailand PCL, NVDR(a)	172,800	783,852
Asia Sermkij Leasing PCL, NVS(a)	415,400	406,807
JMT Network Services PCL, NVDR	1,296,300	2,769,489
Krungthai Card PCL, NVDR(a)	1,781,600	2,937,555
Muangthai Capital PCL, NVDR(a)	1,464,900	1,704,253
Ngern Tid Lor PCL, NVDR	2,218,708	1,746,268
Ratchthani Leasing PCL, NVDR(a)	3,913,027	510,044
Srisawad Corp. PCL, NVDR(a)	1,355,560	1,807,783

		12,666,051

Containers & Packaging — 1.3%
Polyplex Thailand PCL, NVDR	435,300	273,173

Security	Shares	Value

Containers & Packaging (continued)
SCG Packaging PCL, NVDR	2,542,700	$3,949,748

		4,222,921

Diversified Telecommunication Services — 1.0%
Jasmine International PCL, NVDR(a)(b)	6,864,768	481,045
True Corp. PCL, NVDR	23,057,618	2,881,927

		3,362,972

Electrical Equipment — 0.2%
STARK Corp. PCL, NVS(a)(b)	5,965,500	683,266

Electronic Equipment, Instruments & Components — 4.4%
Delta Electronics Thailand PCL, NVDR	615,700	8,822,433
Forth Corp. PCL, NVS(a)	468,800	744,189
Hana Microelectronics PCL, NVDR(a)	1,112,400	1,298,905
Jay Mart PCL, NVDR(a)	975,200	1,388,140
KCE Electronics PCL, NVDR	1,516,600	2,247,769
Synnex Thailand PCL, NVDR(a)	503,700	286,498

		14,787,934

Entertainment — 0.3%
Major Cineplex Group PCL, NVDR	1,134,500	590,448
RS PCL, NVDR	956,200	403,180

		993,628

Food & Staples Retailing — 6.5%
Berli Jucker PCL, NVDR	2,373,800	2,181,455
CP ALL PCL, NVDR	11,528,000	19,431,073

		21,612,528

Food Products — 3.2%
Charoen Pokphand Foods PCL, NVDR	7,650,500	5,451,021
GFPT PCL, NVDR(a)	860,200	395,810
Ichitan Group PCL, NVDR(a)	1,264,700	315,328
Khon Kaen Sugar Industry PCL, NVDR	3,894,378	383,973
R&B Food Supply PCL, NVDR(a)	979,300	378,204
Thai Union Group PCL, NVDR(a)	5,652,600	2,710,499
Thai Vegetable Oil PCL, NVDR	798,988	668,334
Thaifoods Group PCL, NVDR(a)	2,230,700	382,284

		10,685,453

Health Care Equipment & Supplies — 0.2%
Sri Trang Gloves Thailand PCL, NVDR	1,978,500	770,201

Health Care Providers & Services — 8.3%
Bangkok Chain Hospital PCL, NVDR	2,707,925	1,386,012
Bangkok Dusit Medical Services PCL, NVDR	20,394,200	16,344,940
Bumrungrad Hospital PCL, NVDR	1,177,376	6,971,541
Chularat Hospital PCL, NVDR	9,772,800	980,965
Thonburi Healthcare Group PCL, NVDR	752,900	1,408,240
Vibhavadi Medical Center PCL, NVDR(a)	9,481,000	696,429

		27,788,127

Hotels, Restaurants & Leisure — 3.0%
Asset World Corp. PCL, NVDR	15,794,800	2,419,147
Central Plaza Hotel PCL, NVDR(a)(b)	932,900	1,091,231
Minor International PCL, NVDR(b)	6,227,910	5,577,078
MK Restaurants Group PCL, NVDR	543,900	878,844

		9,966,300

Independent Power and Renewable Electricity Producers — 9.1%
Absolute Clean Energy PCL, NVDR(a)	3,935,600	291,095
B Grimm Power PCL, NVDR	1,801,400	1,824,800
Banpu Power PCL, NVDR	1,488,100	644,474
BCPG PCL, NVDR(a)	2,563,050	758,154
CK Power PCL, NVDR	4,012,460	560,646
Electricity Generating PCL, NVDR	519,700	2,605,813

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Energy Absolute PCL, NVDR(a)	3,313,900	$7,736,942
Global Power Synergy PCL, NVDR	1,391,800	2,590,781
Gulf Energy Development PCL, NVDR(a)	5,791,200	8,126,517
Gunkul Engineering PCL, NVDR(a)	7,891,522	1,075,972
Ratch Group PCL, NVDR	2,147,100	2,590,025
SPCG PCL, NVDR	934,300	404,545
Super Energy Corp. PCL, NVDR	32,126,950	669,633
TPI Polene Power PCL, NVDR(a)	4,937,200	506,024

		30,385,421

Industrial Conglomerates — 0.2%
Thoresen Thai Agencies PCL, NVDR(a)	2,366,100	537,717

Insurance — 0.9%
Bangkok Life Assurance PCL, NVDR	1,179,900	1,148,754
Dhipaya Group Holdings PCL, NVDR(a)	704,000	1,201,566
TQM Corp. PCL, NVDR(a)	528,200	619,222

		2,969,542

IT Services — 0.1%
Ditto Thailand PCL, NVS(a)	260,100	411,710

Machinery — 0.1%
Sabuy Technology PCL, NVDR(a)	833,800	433,045

Marine — 0.4%
Precious Shipping PCL, NVDR(a)	1,847,100	717,838
Regional Container Lines PCL, NVDR(a)	734,200	653,093

		1,370,931

Media — 0.7%
BEC World PCL, NVDR	1,561,100	598,456
Plan B Media PCL, NVDR(b)	4,634,460	837,402
VGI PCL, NVDR(a)	8,840,550	1,060,439

		2,496,297

Multiline Retail — 1.2%
Central Retail Corp. PCL, NVDR	3,572,134	3,959,563

Oil, Gas & Consumable Fuels — 14.3%
Bangchak Corp. PCL, NVDR	2,038,800	1,969,227
Banpu PCL, NVDR(a)	11,354,600	4,507,852
Esso Thailand PCL, NVDR(b)	1,708,200	659,812
IRPC PCL, NVDR	22,189,100	2,077,161
Prima Marine PCL, NVDR	1,975,800	335,714
PTT Exploration & Production PCL, NVDR	2,743,284	12,687,774
PTT Public Company Ltd., NVDR	19,737,200	20,278,440
Siamgas & Petrochemicals PCL, NVDR	1,097,800	336,769
Star Petroleum Refining PCL, NVDR	3,424,200	1,209,880
Thai Oil PCL, NVDR(a)	2,215,200	3,685,626

		47,748,255

Pharmaceuticals — 0.3%
Mega Lifesciences PCL, NVDR	688,500	928,351

Real Estate Management & Development — 6.4%
Amata Corp. PCL, NVDR	1,588,700	909,687
AP Thailand PCL, NVDR	4,658,186	1,275,443
Bangkok Land PCL, NVDR	22,519,500	623,101
Central Pattana PCL, NVDR	3,987,300	7,561,556
Land & Houses PCL, NVDR	16,514,700	4,028,941
MBK PCL, NVDR(a)(b)	1,775,500	792,254
Origin Property PCL, NVDR	1,695,800	478,051
Pruksa Holding PCL, NVDR	1,295,900	457,427
Quality Houses PCL, NVDR	14,807,432	876,654
Sansiri PCL, NVDR	23,341,537	703,271

Security	Shares	Value

Real Estate Management & Development (continued)
SC Asset Corp. PCL, NVDR	2,895,004	$278,947
Singha Estate PCL, NVDR(b)	4,605,400	242,611
Supalai PCL, NVDR	2,750,200	1,469,902
WHA Corp. PCL, NVDR	16,230,240	1,555,805

		21,253,650

Road & Rail — 1.1%
BTS Group Holdings PCL, NVDR	15,598,100	3,590,571

Specialty Retail — 3.9%
Com7 PCL, NVDR(a)	2,132,200	2,009,935
Dohome PCL, NVDR(a)	1,717,192	714,991
Home Product Center PCL, NVDR	11,683,973	4,450,962
PTG Energy PCL, NVDR	1,803,200	754,904
PTT Oil & Retail Business PCL, NVDR	5,922,900	4,421,650
Singer Thailand PCL, NVDR(a)	560,924	718,956

		13,071,398

Transportation Infrastructure — 6.2%
Airports of Thailand PCL, NVDR(a)(b)	8,461,300	16,861,276
Bangkok Aviation Fuel Services PCL, NVDR(a)(b)	436,200	340,509
Bangkok Expressway & Metro PCL, NVDR	15,088,653	3,617,919

		20,819,704

Water Utilities — 0.3%
TTW PCL, NVDR(a)	2,749,866	791,871
WHA Utilities and Power PCL, NVDR(a)	2,272,200	244,028

		1,035,899

Wireless Telecommunication Services — 5.0%
Advanced Info Service PCL, NVDR	2,348,619	12,356,351
Intouch Holdings PCL, NVDR	2,215,700	4,413,524

		16,769,875

Total Common Stocks — 99.2% (Cost: $425,081,533)		331,812,110

Rights

Oil, Gas & Consumable Fuels — 0.0%
Thai Oil PCL, (Expires 09/14/22)(b)	191,636	—

Total Rights — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.2% (Cost: $425,081,533)		331,812,110

Short-Term Securities

Money Market Funds — 8.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(c)(d)(e)	26,486,609	26,494,555
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	600,000	600,000

Total Short-Term Securities — 8.1% (Cost: $27,080,494)		27,094,555

Total Investments in Securities — 107.3% (Cost: $452,162,027)		358,906,665

Liabilities in Excess of Other Assets — (7.3)%		(24,371,909)

Net Assets — 100.0%		$334,534,756

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Thailand ETF

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$33,250,286	$—	$(6,754,926	)(a)	$(10,223)	$9,418	$26,494,555	26,486,609	$2,078,000	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,130,000	—	(530,000	)(a)	—	—	600,000	600,000	1,339		—

					$(10,223)	$9,418	$27,094,555		$2,079,339		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	45	09/16/22	$2,209	$(38,395)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$38,395	$—	$—	$—	$38,395

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(454,732)	$—	$—	$—	$(454,732)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(64,308)	$—	$—	$—	$(64,308)

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Thailand ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,745,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,189,238	$322,622,872	$—	$331,812,110
Rights	—	—	—	—
Money Market Funds	27,094,555	—	—	27,094,555

	$36,283,793	$322,622,872	$—	$358,906,665

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(38,395)	$—	$—	$(38,395)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$723,859,629	$62,146,638	$234,021,400	$2,119,741,227
Investments, at value — affiliated(c)	1,540,000	10,000	110,000	34,943,387
Cash	3,192	1,868	7,728	2,705
Foreign currency, at value(d)	18,592	90,014	402,301	5,002,044
Cash pledged for futures contracts	226,000	—	11,000	—
Foreign currency collateral pledged for futures contracts(e)	—	8,998	—	1,110,214
Receivables:
Investments sold	2,101,527	81,165	503,302	4,395,093
Securities lending income — affiliated	—	13	72	5,554
Variation margin on futures contracts	—	—	700	—
Dividends — unaffiliated	3,496,596	158,176	119,306	10,597,664
Dividends — affiliated	2,306	16	235	858
Tax reclaims	—	670	—	1,035

Total assets	731,247,842	62,497,558	235,176,044	2,175,799,781

LIABILITIES
Collateral on securities loaned, at value	—	—	—	34,074,628
Payables:
Investments purchased	2,131,886	100,880	688,326	5,731,806
Variation margin on futures contracts	35,936	63	—	92,154
Investment advisory fees	320,679	27,574	100,538	893,459

Total liabilities	2,488,501	128,517	788,864	40,792,047

NET ASSETS	$728,759,341	$62,369,041	$234,387,180	$2,135,007,734

NET ASSETS CONSIST OF
Paid-in capital	$1,419,925,255	$98,772,177	$293,224,664	$2,966,433,121
Accumulated loss	(691,165,914)	(36,403,136)	(58,837,484)	(831,425,387)

NET ASSETS	$728,759,341	$62,369,041	$234,387,180	$2,135,007,734

NET ASSET VALUE

Shares outstanding	35,625,000	1,000,000	10,425,000	51,000,000

Net asset value	$20.46	$62.37	$22.48	$41.86

Shares authorized	375 million	500 million	300 million	1 billion

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$918,542,087	$82,458,492	$144,517,307	$2,242,102,739
(b) Securities loaned, at value	$—	$—	$—	$33,203,027
(c) Investments, at cost — affiliated	$1,540,000	$10,000	$110,000	$34,930,002
(d) Foreign currency, at cost	$18,565	$91,832	$408,109	$5,004,437
(e) Foreign currency collateral pledged, at cost	$—	$9,267	$—	$1,140,369

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2022

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$550,435,530	$3,715,994,075	$331,812,110
Investments, at value — affiliated(c)	52,950,952	410,782,083	27,094,555
Cash	7,214	3,981	5,202
Foreign currency, at value(d)	3,111,530	11,437,216	587,786
Cash pledged for futures contracts	—	1,953,000	84,000
Foreign currency collateral pledged for futures contracts(e)	312,970	—	—
Receivables:
Investments sold	7,223,022	119,693,817	6,453,841
Securities lending income — affiliated	8,374	723,379	144,560
Variation margin on futures contracts	—	—	3,434
Dividends — unaffiliated	1,941,971	19,891,846	1,269,221
Dividends — affiliated	244	4,144	125

Total assets	615,991,807	4,280,483,541	367,454,834

LIABILITIES
Collateral on securities loaned, at value	52,757,052	407,765,175	26,498,975
Payables:
Investments purchased	8,917,005	39,456,813	6,253,187
Variation margin on futures contracts	22,760	219,368	—
Capital shares redeemed	550,200	80,321,111	—
Investment advisory fees	255,861	2,088,606	167,916
Foreign taxes	—	481,010	—

Total liabilities	62,502,878	530,332,083	32,920,078

NET ASSETS	$553,488,929	$3,750,151,458	$334,534,756

NET ASSETS CONSIST OF
Paid-in capital	$906,564,742	$1,148,661,356	$556,872,619
Accumulated earnings (loss)	(353,075,813)	2,601,490,102	(222,337,863)

NET ASSETS	$553,488,929	$3,750,151,458	$334,534,756

NET ASSET VALUE

Shares outstanding	30,400,000	74,300,000	4,750,000

Net asset value	$18.21	$50.47	$70.43

Shares authorized	300 million	900 million	200 million

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$647,142,948	$1,517,789,711	$425,081,533
(b) Securities loaned, at value	$48,491,502	$380,023,406	$24,551,660
(c) Investments, at cost — affiliated	$52,932,399	$410,656,039	$27,080,494
(d) Foreign currency, at cost	$3,120,773	$11,437,192	$594,834
(e) Foreign currency collateral pledged, at cost	$320,055	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

INVESTMENT INCOME
Dividends — unaffiliated	$27,312,719	$1,864,896	$10,467,066	$94,397,885
Dividends — affiliated	7,762	114	1,464	5,103
Securities lending income — affiliated — net	525,674	83	212,702	661,212
Foreign taxes withheld	—	(185,158)	—	(939,285)

Total investment income	27,846,155	1,679,935	10,681,232	94,124,915

EXPENSES
Investment advisory fees	4,336,666	353,226	1,274,694	10,878,419
Commitment fees	—	—	2,787	—
Professional fees	217	217	217	217

Total expenses	4,336,883	353,443	1,277,698	10,878,636

Net investment income	23,509,272	1,326,492	9,403,534	83,246,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,379,310)	(4,239,156)	(17,636,055)	(107,631,096)
Investments — affiliated	(2,252)	1	1,132	(20,312)
In-kind redemptions — unaffiliated(a)	(7,410,824)	—	—	12,724,401
Futures contracts	(1,064,973)	(36,628)	(110,867)	(1,153,959)
Foreign currency transactions	(9,140)	(110,427)	(366,173)	64,453

	(39,866,499)	(4,386,210)	(18,111,963)	(96,016,513)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(165,424,078)	(15,010,757)	(25,997,895)	(319,755,080)
Investments — affiliated	—	—	(1,617)	11,400
Futures contracts	(138,903)	(2,165)	4,477	(57,003)
Foreign currency translations	(4,486)	(4,798)	(8,803)	(188,182)

	(165,567,467)	(15,017,720)	(26,003,838)	(319,988,865)

Net realized and unrealized loss	(205,433,966)	(19,403,930)	(44,115,801)	(416,005,378)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(181,924,694)	$(18,077,438)	$(34,712,267)	$(332,759,099)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2022

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

INVESTMENT INCOME
Dividends — unaffiliated	$22,522,742	$239,037,993	$11,861,646
Dividends — affiliated	1,491	76,514	3,584
Interest — unaffiliated	—	1,975	166
Securities lending income — affiliated — net(a)	106,195	10,074,135	2,075,755
Foreign taxes withheld	(304,356)	(46,662,629)	(1,156,280)
Other foreign taxes	—	(1,582,107)	—

Total investment income	22,326,072	200,945,881	12,784,871

EXPENSES
Investment advisory fees	2,972,384	36,042,811	2,279,485
Commitment fees	—	43,057	—
Professional fees	217	217	217

Total expenses	2,972,601	36,086,085	2,279,702

Net investment income	19,353,471	164,859,796	10,505,169

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,098,042)	477,568,493	(13,817,286)
Investments — affiliated	8,455	(225,936)	(10,223)
In-kind redemptions — unaffiliated(b)	15,430,690	—	6,169,467
Futures contracts	(920,062)	5,583,513	(454,732)
Foreign currency transactions	(484,774)	(3,912,630)	(264,638)

	(4,063,733)	479,013,440	(8,377,412)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(119,513,828)	(1,895,765,421)	(41,985,188)
Investments — affiliated	16,547	66,810	9,418
Futures contracts	(5,579)	(3,087,014)	(64,308)
Foreign currency translations	(83,219)	(623,905)	(57,720)

	(119,586,079)	(1,899,409,530)	(42,097,798)

Net realized and unrealized loss	(123,649,812)	(1,420,396,090)	(50,475,210)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(104,296,341)	$(1,255,536,294)	$(39,970,041)

(a) Net of securities lending income tax paid of	$—	$2,503,932	$—
(b) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,509,272	$28,969,140	$1,326,492	$892,504
Net realized gain (loss)	(39,866,499)	55,547,845	(4,386,210)	(3,561,252)
Net change in unrealized appreciation (depreciation)	(165,567,467)	120,477,914	(15,017,720)	13,425,992

Net increase (decrease) in net assets resulting from operations	(181,924,694)	204,994,899	(18,077,438)	10,757,244

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,238,487)	(29,103,228)	(1,582,668)	(534,743)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(90,850,529)	(480,399,865)	8,692,269	192,888

NET ASSETS
Total increase (decrease) in net assets	(295,013,710)	(304,508,194)	(10,967,837)	10,415,389
Beginning of year	1,023,773,051	1,328,281,245	73,336,878	62,921,489

End of year	$728,759,341	$1,023,773,051	$62,369,041	$73,336,878

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,403,534	$11,760,680	$83,246,279	$59,989,395
Net realized gain (loss)	(18,111,963)	17,588	(96,016,513)	28,747,225
Net change in unrealized appreciation (depreciation)	(26,003,838)	1,061,655	(319,988,865)	324,866,037

Net increase (decrease) in net assets resulting from operations	(34,712,267)	12,839,923	(332,759,099)	413,602,657

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,037,624)	(8,199,614)	(133,885,979)	(55,488,183)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	15,838,006	(81,263,223)	160,889,087	200,269,201

NET ASSETS
Total increase (decrease) in net assets	(30,911,885)	(76,622,914)	(305,755,991)	558,383,675
Beginning of year	265,299,065	341,921,979	2,440,763,725	1,882,380,050

End of year	$234,387,180	$265,299,065	$2,135,007,734	$2,440,763,725

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets  (continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,353,471	$18,463,333	$164,859,796	$132,498,576
Net realized gain (loss)	(4,063,733)	(755,655)	479,013,440	109,814,384
Net change in unrealized appreciation (depreciation)	(119,586,079)	112,664,961	(1,899,409,530)	2,042,034,196

Net increase (decrease) in net assets resulting from operations	(104,296,341)	130,372,639	(1,255,536,294)	2,284,347,156

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(34,423,217)	(19,029,698)	(190,635,508)	(99,705,133)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	73,970,467	(18,837,564)	(2,358,740,941)	1,138,966,691

NET ASSETS
Total increase (decrease) in net assets	(64,749,091)	92,505,377	(3,804,912,743)	3,323,608,714
Beginning of year	618,238,020	525,732,643	7,555,064,201	4,231,455,487

End of year	$553,488,929	$618,238,020	$3,750,151,458	$7,555,064,201

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Thailand ETF
	Year Ended 08/31/22	Year Ended 08/31/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,505,169	$9,439,648
Net realized loss	(8,377,412)	(12,016,117)
Net change in unrealized appreciation (depreciation)	(42,097,798)	81,676,622

Net increase (decrease) in net assets resulting from operations	(39,970,041)	79,100,153

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,119,104)	(8,978,515)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(25,114,292)	(95,172,234)

NET ASSETS
Total decrease in net assets	(77,203,437)	(25,050,596)
Beginning of year	411,738,193	436,788,789

End of year	$334,534,756	$411,738,193

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$25.80	$22.91	$23.00	$24.18	$24.69

Net investment income(a)	0.62	0.57	0.54	0.62	0.71
Net realized and unrealized gain (loss)(b)	(5.37)	2.92	(0.01)	(1.08)	(0.12)

Net increase (decrease) from investment operations	(4.75)	3.49	0.53	(0.46)	0.59

Distributions from net investment income(c)	(0.59)	(0.60)	(0.62)	(0.72)	(1.10)

Net asset value, end of year	$20.46	$25.80	$22.91	$23.00	$24.18

Total Return(d)
Based on net asset value	(18.61)%	15.24%	2.46%	(2.00)%	2.33%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.48%

Net investment income	2.70%	2.26%	2.37%	2.52%	2.83%

Supplemental Data
Net assets, end of year (000)	$728,759	$1,023,773	$1,328,281	$1,424,663	$2,729,621

Portfolio turnover rate(f)	8%	21%	16%	12%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$81.49	$69.91	$68.75	$77.00	$72.78

Net investment income(a)	1.33	1.04	1.21	1.37	0.94
Net realized and unrealized gain (loss)(b)	(18.87)	11.13	2.78	(7.90)	4.24

Net increase (decrease) from investment operations	(17.54)	12.17	3.99	(6.53)	5.18

Distributions from net investment income(c)	(1.58)	(0.59)	(2.83)	(1.72)	(0.96)

Net asset value, end of year	$62.37	$81.49	$69.91	$68.75	$77.00

Total Return(d)
Based on net asset value	(21.70)%	17.41%	5.72%	(8.42)%	7.09%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	1.87%	1.33%	1.75%	1.94%	1.18%

Supplemental Data
Net assets, end of year (000)	$62,369	$73,337	$62,921	$109,995	$284,912

Portfolio turnover rate(f)	16%	21%	10%	10%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$26.60		$26.51		$28.02		$32.87		$32.03

Net investment income(a)	0.90		0.98		0.76		1.03		0.91
Net realized and unrealized gain (loss)(b)	(3.77)		(0.05)		(1.41)		(4.85)		2.06

Net increase (decrease) from investment operations	(2.87)		0.93		(0.65)		(3.82)		2.97

Distributions from net investment income(c)	(1.25)		(0.84)		(0.86)		(1.03)		(2.13)

Net asset value, end of year	$22.48		$26.60		$26.51		$28.02		$32.87

Total Return(d)
Based on net asset value	(10.92)%		3.51%		(2.27)%		(11.69)%		9.59%

Ratios to Average Net Assets(e)
Total expenses	0.50%		0.50%		0.51%		0.49%		0.47%

Net investment income	3.68%		3.62%		2.86%		3.41%		2.69%

Supplemental Data
Net assets, end of year (000)	$234,387		$265,299		$341,922		$390,889		$557,220

Portfolio turnover rate(f)	48	%(g)	28	%(g)	58	%(g)	48	%(g)	63	%(g)

(a)	Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	11%		7%		16%		9%		17%

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$51.17	$42.98	$44.17	$46.02	$46.43

Net investment income(a)	1.69	1.30	1.29	1.74	1.66
Net realized and unrealized gain (loss)(b)	(8.28)	8.06	(0.98)	(1.58)	0.03

Net increase (decrease) from investment operations	(6.59)	9.36	0.31	0.16	1.69

Distributions from net investment income(c)	(2.72)	(1.17)	(1.50)	(2.01)	(2.10)

Net asset value, end of year	$41.86	$51.17	$42.98	$44.17	$46.02

Total Return(d)
Based on net asset value	(13.22)%	21.82%	0.72%	0.56%	3.63%

Ratios to Average Net Assets(e)
Total expenses	0.47%	0.47%	0.48%	0.48%	0.48%

Net investment income	3.61%	2.66%	3.04%	3.89%	3.52%

Supplemental Data
Net assets, end of year (000)	$2,135,008	$2,440,764	$1,882,380	$2,266,116	$2,374,834

Portfolio turnover rate(f)	15%	9%	8%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$23.03	$19.12	$22.83	$23.84	$24.70

Net investment income(a)	0.67	0.63	0.76	0.91	1.04
Net realized and unrealized gain (loss)(b)	(4.21)	3.92	(3.57)	(1.02)	(0.77)

Net increase (decrease) from investment operations	(3.54)	4.55	(2.81)	(0.11)	0.27

Distributions from net investment income(c)	(1.28)	(0.64)	(0.90)	(0.90)	(1.13)

Net asset value, end of year	$18.21	$23.03	$19.12	$22.83	$23.84

Total Return(d)
Based on net asset value	(15.92)%	23.91%	(12.84)%	(0.41)%	0.91%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.50%	0.47%

Net investment income	3.25%	2.87%	3.59%	3.86%	4.03%

Supplemental Data
Net assets, end of year (000)	$553,489	$618,238	$525,733	$513,651	$579,292

Portfolio turnover rate(f)	36%	17%	22%	9%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$64.79		$44.08	$34.94	$37.91	$37.35

Net investment income(a)	1.60		1.22	1.05	0.92	0.98
Net realized and unrealized gain (loss)(b)	(14.16)		20.46	9.11	(2.89)	0.60

Net increase (decrease) from investment operations	(12.56)		21.68	10.16	(1.97)	1.58

Distributions(c)
From net investment income	(1.39)		(0.97)	(1.02)	(1.00)	(1.02)
From net realized gain	(0.37)		—	—	—	—

Total distributions	(1.76)		(0.97)	(1.02)	(1.00)	(1.02)

Net asset value, end of year	$50.47		$64.79	$44.08	$34.94	$37.91

Total Return(d)
Based on net asset value	(19.96)%		49.79%	29.34%	(4.92)%	4.43%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.57%	0.59%	0.59%	0.59%

Net investment income	2.65%		2.16%	2.68%	2.70%	2.65%

Supplemental Data
Net assets, end of year (000)	$3,750,151		$7,555,064	$4,231,455	$2,662,495	$4,082,891

Portfolio turnover rate(f)	12	%(g)	12%	15%	7%	12	%(g)

(a)	Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	12%		12%	14%	6%	11%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$79.95	$68.25	$90.53	$90.80	$82.70

Net investment income(a)	2.00	1.70	1.97	2.10	2.12
Net realized and unrealized gain (loss)(b)	(9.17)	11.73	(22.24)	(0.33)	8.13

Net increase (decrease) from investment operations	(7.17)	13.43	(20.27)	1.77	10.25

Distributions from net investment income(c)	(2.35)	(1.73)	(2.01)	(2.04)	(2.15)

Net asset value, end of year	$70.43	$79.95	$68.25	$90.53	$90.80

Total Return(d)
Based on net asset value	(9.07)%	19.65%	(22.57)%	2.03%	12.55%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	2.67%	2.26%	2.57%	2.36%	2.30%

Supplemental Data
Net assets, end of year (000)	$334,535	$411,738	$436,789	$466,237	$435,842

Portfolio turnover rate(f)	9%	17%	11%	17%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

MSCI Pacific ex Japan
BNP Paribas SA	$22,883,890	$(22,883,890)	$—	$—
BofA Securities, Inc.	1,909,125	(1,909,125)	—	—
HSBC Bank PLC	34,902	(34,902)	—	—
J.P. Morgan Securities LLC	3,626,381	(3,486,843)	—	139,538	(b)
Morgan Stanley	4,469,729	(4,469,729)	—	—
Scotia Capital (USA), Inc.	279,000	(279,000)	—	—

	$33,203,027	$(33,063,489)	$—	$139,538

MSCI Singapore
Barclays Bank PLC	$3,279,800	$(3,279,800)	$—	$—
BNP Paribas SA	15,648,800	(15,648,800)	—	—
BofA Securities, Inc.	7,475,398	(7,475,398)	—	—
Citigroup Global Markets, Inc.	8,190,200	(8,190,200)	—	—
Goldman Sachs & Co. LLC	455,622	(455,622)	—	—
J.P. Morgan Securities LLC	8,770,763	(8,770,763)	—	—
Morgan Stanley	4,317,519	(4,317,519)	—	—
Scotia Capital (USA), Inc.	353,400	(353,400)	—	—

	$48,491,502	$(48,491,502)	$—	$—

MSCI Taiwan
Citigroup Global Markets Ltd.	$11,523,170	$(11,523,170)	$—	$—
Goldman Sachs International	83,577,218	(83,577,218)	—	—
J.P. Morgan Securities PLC	107,858,371	(107,858,371)	—	—
Macquarie Bank Ltd.	9,362,629	(9,362,629)	—	—
Morgan Stanley	167,702,018	(167,702,018)	—	—

	$380,023,406	$(380,023,406)	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

MSCI Thailand
Barclays Capital, Inc.	$1,509,090	$(1,509,090)	$—	$—
BofA Securities, Inc.	4,324,571	(4,324,571)	—	—
Citigroup Global Markets, Inc.	250,743	(250,743)	—	—
Credit Suisse Securities (USA) LLC	3,030,091	(3,030,091)	—	—
Goldman Sachs & Co. LLC	2,924,207	(2,924,207)	—	—
J.P. Morgan Securities LLC	2,944,070	(2,944,070)	—	—
Morgan Stanley	7,121,438	(7,121,438)	—	—
SG Americas Securities LLC	1,577,737	(1,577,737)	—	—
UBS AG	869,713	(869,713)	—	—

	$24,551,660	$(24,551,660)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion, up to and including $171 billion	0.4073
Over $171 billion	0.3869

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$114,691
MSCI Japan Small-Cap	19
MSCI Malaysia.	47,832
MSCI Pacific ex Japan	154,152
MSCI Singapore	34,448
MSCI Taiwan	3,019,192
MSCI Thailand	465,244

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Hong Kong	$12,532,150	$4,798,468	$(10,928,852)
MSCI Japan Small-Cap	7,099,312	2,027,138	772,803
MSCI Pacific ex Japan	6,900,392	26,024,894	(14,860,440)
MSCI Singapore	18,120,205	84,442,911	2,788,059
MSCI Taiwan	19,430,316	7,167,171	920,874

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$93,188,466	$71,705,999
MSCI Japan Small-Cap	11,286,781	11,439,798
MSCI Malaysia	135,704,414	122,780,285
MSCI Pacific ex Japan	379,464,457	351,256,528
MSCI Singapore	223,991,367	214,357,179
MSCI Taiwan	760,461,858	3,093,808,929
MSCI Thailand	35,418,148	34,885,698

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$2,012,097	$116,941,246
MSCI Japan Small-Cap	8,449,537	—
MSCI Pacific ex Japan	165,127,906	52,313,800
MSCI Singapore	170,502,391	109,703,234
MSCI Thailand	118,721,620	146,440,789

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to distributions paid in excess of taxable income, certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Hong Kong	$(13,155,931)	$13,155,931
MSCI Pacific ex Japan	6,880,795	(6,880,795)
MSCI Singapore	7,946,063	(7,946,063)
MSCI Taiwan	57,999,200	(57,999,200)
MSCI Thailand	2,915,456	(2,915,456)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Hong Kong
Ordinary income	$22,238,487	$29,103,228

MSCI Japan Small-Cap
Ordinary income	$1,582,668	$534,743

MSCI Malaysia
Ordinary income	$12,037,624	$8,199,614

MSCI Pacific ex Japan
Ordinary income	$133,885,979	$55,488,183

MSCI Singapore
Ordinary income	$34,423,217	$19,029,698

MSCI Taiwan
Ordinary income	$150,879,986	$99,705,133
Long-term capital gains	39,755,522	—

	$190,635,508	$99,705,133

MSCI Thailand
Ordinary income	$12,119,104	$8,978,515

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year (Losses) (c)	Total
MSCI Hong Kong	$5,040,570	$—	$(490,801,361)	$(205,405,123)	$—	$(691,165,914)
MSCI Japan Small-Cap	—	—	(15,018,782)	(20,977,763)	(406,591)	(36,403,136)
MSCI Malaysia	—	—	(120,857,520)	62,717,790	(697,754)	(58,837,484)
MSCI Pacific ex Japan	4,443,683	—	(604,135,134)	(231,733,936)	—	(831,425,387)
MSCI Singapore	—	—	(242,407,265)	(106,860,778)	(3,807,770)	(353,075,813)
MSCI Taiwan	191,308,977	324,397,085	—	2,085,784,040	—	2,601,490,102
MSCI Thailand	900,919	—	(124,796,565)	(98,442,217)	—	(222,337,863)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$930,804,048	$39,862,290	$(245,266,709)	$(205,404,419)
MSCI Japan Small-Cap	83,132,299	2,210,222	(23,183,347)	(20,973,125)
MSCI Malaysia	171,407,983	78,264,221	(15,540,804)	62,723,417
MSCI Pacific ex Japan	2,386,155,712	250,461,690	(482,043,276)	(231,581,586)
MSCI Singapore	710,122,463	35,366,346	(142,188,127)	(106,821,781)
MSCI Taiwan	2,040,169,235	2,160,446,930	(74,335,772)	2,086,111,158
MSCI Thailand	457,325,946	7,636,071	(106,055,352)	(98,419,281)

9.	LINE OF CREDIT

The iShares MSCI Malaysia ETF and iShares MSCI Taiwan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21
iShares ETF	Shares	Amount	Shares	Amount

MSCI Hong Kong
Shares sold	2,025,000	$48,803,341	8,700,000	$209,932,705
Shares redeemed	(6,075,000)	(139,653,870)	(27,000,000)	(690,332,570)

	(4,050,000)	$(90,850,529)	(18,300,000)	$(480,399,865)

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

	Year Ended 08/31/22		Year Ended 08/31/21
iShares ETF	Shares	Amount	Shares	Amount

MSCI Japan Small-Cap
Shares sold	100,000	$8,692,269	200,000	$15,401,017
Shares redeemed	—	—	(200,000)	(15,208,129)

	100,000	$8,692,269	—	$192,888

MSCI Malaysia
Shares sold	4,650,000	$117,878,462	2,550,000	$68,530,419
Shares redeemed	(4,200,000)	(102,040,456)	(5,475,000)	(149,793,642)

	450,000	$15,838,006	(2,925,000)	$(81,263,223)

MSCI Pacific ex Japan
Shares sold	4,500,000	$215,646,290	9,300,000	$467,556,958
Shares redeemed	(1,200,000)	(54,757,203)	(5,400,000)	(267,287,757)

	3,300,000	$160,889,087	3,900,000	$200,269,201

MSCI Singapore
Shares sold	9,250,000	$189,839,642	5,800,000	$122,874,810
Shares redeemed	(5,700,000)	(115,869,175)	(6,450,000)	(141,712,374)

	3,550,000	$73,970,467	(650,000)	$(18,837,564)

MSCI Taiwan
Shares sold	1,000,000	$76,329,985	20,600,000	$1,138,966,691
Shares redeemed	(43,300,000)	(2,435,070,926)	—	—

	(42,300,000)	$(2,358,740,941)	20,600,000	$1,138,966,691

MSCI Thailand
Shares sold	1,600,000	$124,280,513	1,450,000	$109,985,794
Shares redeemed	(2,000,000)	(149,394,805)	(2,700,000)	(205,158,028)

	(400,000)	$(25,114,292)	(1,250,000)	$(95,172,234)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Hong Kong ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Singapore ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	73

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI Japan Small-Cap	$1,508,803
MSCI Pacific ex Japan	90,115,043
MSCI Thailand	7,321,528

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI Taiwan	$97,754,722

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$27,312,269	$—
MSCI Japan Small-Cap	1,865,078	184,136
MSCI Malaysia	10,467,261	—
MSCI Pacific ex Japan	124,816,403	802,518
MSCI Singapore	34,100,125	276,237
MSCI Taiwan	239,037,992	56,769,425
MSCI Thailand	11,861,645	1,132,628

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Hong Kong ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Japan Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Pacific ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Singapore ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Hong Kong	$0.592662	$—	$—	$0.592662	100%	—%	—%	100%
MSCI Pacific ex Japan	2.723705	—	—	2.723705	100	—	—	100
MSCI Singapore(a)	0.961859	—	0.317681	1.279540	75	—	25	100
MSCI Taiwan	1.393167	0.367087	—	1.760254	79	21	—	100
MSCI Thailand(a)	2.088717	—	0.264507	2.353224	89	—	11	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	85

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
MSCI Hong Kong	$83,257	$38,928	$44,329	661	$10,191	$1,053
MSCI Japan Small-Cap	6,713	3,139	3,574	661	822	85
MSCI Malaysia	21,691	10,142	11,549	661	2,655	274
MSCI Taiwan	647,505	302,751	344,754	661	79,256	8,191
MSCI Thailand	35,157	16,438	18,719	661	4,303	445

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

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Director and Officer Information  (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	87

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Director and Officer Information  (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	89

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	91

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-803-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

• iShares MSCI Brazil ETF | EWZ | NYSE Arca

• iShares MSCI Chile ETF | ECH | Cboe BZX

• iShares MSCI Israel ETF | EIS | NYSE Arca

• iShares MSCI South Africa ETF | EZA | NYSE Arca

• iShares MSCI Turkey ETF | TUR | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Brazil ETF

Investment Objective

The iShares MSCI Brazil ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.05)%	(0.97)%	(1.88)%	(6.05)%	(4.77)%	(17.30)%
Fund Market	(5.48)	(0.93)	(1.89)	(5.48)	(4.56)	(17.36)
Index	(5.72)	(0.15)	(1.14)	(5.72)	(0.74)	(10.83)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 962.80	$ 2.87		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Brazil ETF

Portfolio Management Commentary

Brazilian stocks declined during the reporting period, retreating from a post-coronavirus pandemic high in April 2022, amid high inflation, rising interest rates, and slowing economic growth. Rising commodities prices and a shift toward value stocks bolstered the market in early 2022 as exports rose to multi-decade highs. Prices for oil, metals, and agricultural commodities, which are Brazil’s primary exports, increased, especially after Russia invaded Ukraine. However, Brazilian equities declined late in the reporting period as slowing global growth and recessionary concerns started to weigh on commodities prices.

The materials sector was the largest detractor from the Index’s return. Metals and mining stocks declined as prices for iron ore, a key steelmaking ingredient, fell sharply amid concerns about demand from China, where a property market slump and pandemic-related restrictions drove steelmakers to reduce production. Lower prices and higher costs for logistics and fuel pressured margins and weighed on mining companies’ earnings.

The consumer discretionary sector also detracted solidly from the Index’s return amid high inflation, supply-chain disruptions, and weakening consumer sentiment. Retailers declined amid rising interest rates and high levels of consumer debt, while inflation pressured margins and profits. E-commerce sales also showed signs of slowing as customers returned to brick-and-mortar stores.

Conversely, the energy sector was the largest contributor to the Index’s return, advancing as oil, coal, and natural gas prices rose sharply in early 2022 and remained historically high as supply failed to keep pace with demand. Supply constraints following Russia’s invasion of Ukraine and the resulting international sanctions against Russia, a key exporter of natural gas and oil, further supported prices. Sharp increases in prices drove stronger margins and profits for the integrated oil and gas industry, while large dividends further supported the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	24.5%
Materials	20.0
Energy	19.4
Consumer Staples	8.9
Utilities	8.7
Industrials	8.3
Consumer Discretionary	4.0
Health Care	3.5
Communication Services	2.0
Information Technology	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Vale SA	14.4%
Petroleo Brasileiro SA (Preferred)	8.8
Petroleo Brasileiro SA	7.7
Itau Unibanco Holding SA (Preferred)	6.9
Banco Bradesco SA (Preferred)	4.9
B3 SA - Brasil, Bolsa, Balcao	4.0
Ambev SA	3.9
WEG SA	2.8
Localiza Rent a Car SA	2.7
Centrais Eletricas Brasileiras SA	2.7

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI Chile ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	3.93	%(a)	(7.64)%	(5.29)%	3.93	%(a)	(32.78)%	(41.92)%
Fund Market	4.39		(7.57)	(5.20)	4.39		(32.55)	(41.37)
Index	3.84		(7.59)	(5.16)	3.84		(32.60)	(41.10)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,100.20	$ 3.07		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Chile ETF

Portfolio Management Commentary

Stocks in Chile advanced modestly during the reporting period, supported by surging prices for raw materials, as exports of raw materials comprise a significant portion of Chile’s economic output. However, those higher prices also contributed to inflation, leading to interest rate increases and constraining domestic demand. Currency weakness exacerbated price pressures. In July 2022, Chile’s central bank intervened to aid the Chilean peso, which had fallen to a record low relative to the U.S. dollar. Late in the reporting period, amid heightened uncertainty regarding a scheduled constitutional referendum in September 2022, inflation reached its highest level in almost three decades and recession concerns mounted.

The Chilean materials sector contributed the most to the Index’s performance, particularly the chemicals industry. Prices for fertilizer and agricultural chemicals surged amid the imposition of economic and trade sanctions on Russia and Belarus, the world’s second- and third-largest producers of potash, a key fertilizer nutrient. Lithium prices also rose considerably, lifting profits for a large Chilean exporter of that important component of electric vehicle batteries. Prices for mineral salts reached record highs, supporting substantial revenue gains for all related products. Sales volumes of industrial chemicals also increased, as did sales and prices for iodine and associated products.

On the downside, the consumer staples, utilities, and consumer discretionary sectors detracted from the Index’s return. Profit margins declined in the beverages industry amid rising raw material and packaging costs and the depreciation of local currencies against the U.S. dollar. Rising costs also constrained margins for the electric utilities industry, as companies had to pay considerably more for raw materials to generate power. In the consumer discretionary sector, reduced consumer spending and rising costs for goods from suppliers similarly pressured margins at department stores.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Materials	29.6%
Financials	21.7
Utilities	14.0
Consumer Staples	13.4
Energy	8.0
Real Estate	4.3
Consumer Discretionary	3.9
Industrials	3.3
Communication Services	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Sociedad Quimica y Minera de Chile SA (Preferred), Class B	23.2%
Banco de Chile	10.2
Empresas COPEC SA	8.0
Banco de Credito e Inversiones SA	4.6
Banco Santander Chile	4.5
Empresas CMPC SA	4.3
Falabella SA	3.9
Enel Americas SA	3.9
Cencosud SA	3.8
Cia. Sud Americana de Vapores SA	3.3

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Israel ETF

Investment Objective

The iShares MSCI Israel ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.38)%	8.01%	7.73%	(6.38)%	46.97%	110.59%
Fund Market	(6.34)	7.91	7.77	(6.34)	46.35	111.35
Index	(5.47)	8.70	8.21	(5.47)	51.73	120.13

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 904.30	$ 2.78		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Israel ETF

Portfolio Management Commentary

Stocks in Israel declined for the reporting period amid rising inflation, higher interest rates, and inconsistent economic growth. Israel’s economy contracted in the first quarter of 2022 but rebounded late in the reporting period. Recession fears receded as private consumption increased, and the country’s tourism and hospitality businesses bounced back from pandemic-related shutdowns. Although the country’s inflation rate remained lower than many other developed nations, the Bank of Israel joined other central banks in raising interest rates significantly.

The information technology sector detracted the most from the Index’s return. The IT services industry declined as website creators adjusted to slowing global economic growth and reduced online spending. Israel’s exit from the Russian market and the negative foreign exchange impacts of gains in the U.S. dollar led to revenue declines, prompting expense-reduction measures, including plans to reduce jobs. The application software industry also declined substantially as investors shifted away from high-valuation growth stocks. Growth stocks, which advanced during much of the coronavirus pandemic, declined as economic uncertainty intensified.

The consumer discretionary sector also weighed on the Index’s return. Within the internet and direct marketing retail industry, an online marketplace for freelance work sharply decreased its earnings expectations. Uncertainty regarding revenue from its European markets increased after Russia’s invasion of Ukraine.

On the upside, the financials sector contributed to the Index’s performance as earnings increased at the nation’s largest banks. Net interest income, the difference banks earn from making loans and paying out interest on deposits, increased amid rising interest rates. Banks also benefited from reducing asset provisions set aside during the pandemic to protect against potential loan defaults. The materials sector also contributed as earnings for fertilizer and agricultural chemicals distributors increased, reflecting sharp increases in product prices.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	27.2%
Information Technology	26.7
Real Estate	11.5
Industrials	8.8
Health Care	6.7
Materials	4.4
Consumer Discretionary	3.6
Communication Services	3.2
Utilities	3.0
Energy	2.5
Consumer Staples	2.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Bank Leumi Le-Israel BM	8.3%
Nice Ltd.	6.9
Bank Hapoalim BM	6.7
Check Point Software Technologies Ltd.	6.2
Teva Pharmaceutical Industries Ltd.	5.1
Israel Discount Bank Ltd., Class A	3.8
ICL Group Ltd.	3.4
Mizrahi Tefahot Bank Ltd.	3.2
CyberArk Software Ltd.	3.0
Elbit Systems Ltd.	2.9

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI South Africa ETF

Investment Objective

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(16.34)%	(3.57)%	(0.74)%	(16.34)%	(16.63)%	(7.11)%
Fund Market	(16.73)	(3.60)	(0.80)	(16.73)	(16.74)	(7.70)
Index	(15.59)	(3.00)	(0.12)	(15.59)	(14.13)	(1.20)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI South Africa Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI South Africa 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 785.20	$ 2.61		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI South Africa ETF

Portfolio Management Commentary

South Africa’s stock market declined substantially for the reporting period amid weak economic growth and interest rate increases targeting high inflation. The nation’s economic output fluctuated between slow growth and contraction. Exports increased, but high unemployment persisted. Power outages from the country’s severely strained electrical grid and challenging operating conditions in the country’s commodities-intensive industries further limited economic output. Meanwhile, the South African Reserve Bank raised interest rates, prompting recession concerns. The declining value of the South African rand relative to the U.S. dollar also diminished the value of South African stocks in U.S. dollar terms.

The materials sector detracted the most from the Index’s return, driven by the metals and mining industry. Prices for precious metals, used for products ranging from semiconductors to catalytic converters, advanced sharply in the wake of Russia’s invasion of Ukraine. However, rising production costs made it difficult for miners to take advantage of the price increases. In addition, labor strikes affected gold mining operations. A decline in metals prices late the reporting period further weighed on the industry’s earnings.

The consumer discretionary sector detracted meaningfully from the Index’s performance, driven by the internet and direct marketing retail industry. Earnings for a leading internet and multimedia company declined sharply, mainly due to its stake in a similar firm in China, where a regulatory crackdown on technology companies slowed online advertising growth. Rising capital costs further pressured the company.

The financials sector also detracted. Although insurance companies benefited from lower coronavirus-related claims, substantial claims from floods in April 2022 reduced earnings. The diversified financial services industry also declined. Rising interest rates prompted significant outflows from the bond market in the second quarter of 2022, adversely affecting the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	33.5%
Materials	23.0
Consumer Discretionary	18.9
Communication Services	8.9
Consumer Staples	8.8
Real Estate	2.3
Industrials	1.7
Health Care	1.5
Energy	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Naspers Ltd., Class N	14.1%
FirstRand Ltd.	8.6
MTN Group Ltd.	5.6
Standard Bank Group Ltd.	5.5
Sasol Ltd.	5.0
Capitec Bank Holdings Ltd.	4.8
Impala Platinum Holdings Ltd.	4.1
Absa Group Ltd.	3.8
Gold Fields Ltd.	3.3
Shoprite Holdings Ltd.	3.1

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Turkey ETF

Investment Objective

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(2.41)%	(10.75)%	(6.36)%	(2.41)%	(43.36)%	(48.16)%
Fund Market	(2.35)	(10.85)	(6.34)	(2.35)	(43.69)	(48.07)
Index	(1.98)	(10.52)	(6.07)	(1.98)	(42.65)	(46.53)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Turkey Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Turkey IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,221.60	$ 3.25		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Turkey ETF

Portfolio Management Commentary

Stocks in Turkey declined modestly for the reporting period. While central banks around the world, led by the Fed, raised interest rates in response to rising prices, Turkey’s central bank lowered interest rates. That allowed the country’s economy to grow at a relatively strong rate despite losing some momentum in the first half of 2022. However, it also fed the nation’s soaring inflation and sharply decelerating currency. As inflation rose to 80%, Turkish citizens bought stocks as a hedge against the currency’s weakened buying power. Consequently, Turkey’s stock market advanced sharply, particularly in the latter half of the reporting period, outperforming most other global equity markets. However, the Turkish lira’s 54% decline relative to the U.S. dollar weighed notably on Turkey’s market performance in U.S. dollar terms.

The consumer staples sector detracted the most from the Index’s return due to currency effects, even as the food retail industry strengthened domestically. Ahead-of-expectations revenue and earnings propelled the stock of the nation’s leading grocery chain in local currency terms, however, it declined in U.S. dollar terms.

The Turkish lira’s decline also led the communication services sector to detract from the Index’s return. Although the country’s largest wireless telecommunication services provider reported significantly increased revenue and earnings, its stock fell as currency effects diminished the value of those gains in U.S. dollar terms.

On the upside, the industrials sector contributed as Turkey’s leading airline benefited from the currency weakness. Vacation travel increased amid the easing of coronavirus pandemic-related restrictions. The weak currency attracted foreign visitors to the country, improving the industry outlook. The energy sector also contributed as the nation’s largest refining business benefited from elevated fuel prices, significantly boosting revenue and earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	25.5%
Materials	19.3
Consumer Staples	14.4
Financials	13.7
Consumer Discretionary	9.3
Energy	6.6
Communication Services	4.5
Real Estate	2.7
Utilities	2.5
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

BIM Birlesik Magazalar AS	7.4%
Turkiye Petrol Rafinerileri AS	6.6
Eregli Demir ve Celik Fabrikalari TAS	6.1
Akbank TAS	5.2
KOC Holding AS	5.0
Turkiye Sise ve Cam Fabrikalari AS	5.0
Turk Hava Yollari AO	4.6
Turkcell Iletisim Hizmetleri AS	4.4
Ford Otomotiv Sanayi AS	3.9
Turkiye Is Bankasi AS, Class C	3.8

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2022	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 3.4%
Banco Bradesco SA	10,464,515	$31,861,817
Banco do Brasil SA	13,662,575	109,486,536
Banco Santander Brasil SA	6,962,097	39,304,319

		180,652,672

Beverages — 3.7%
Ambev SA	66,417,743	194,948,281

Capital Markets — 5.2%
B3 SA - Brasil, Bolsa, Balcao	86,489,831	197,006,093
Banco BTG Pactual SA	15,735,176	76,976,055
XP Inc.(a)	1	19

		273,982,167

Containers & Packaging — 0.9%
Klabin SA	12,307,809	44,547,909

Diversified Telecommunication Services — 1.2%
Telefonica Brasil SA	7,760,909	61,372,404

Electric Utilities — 4.7%
Centrais Eletricas Brasileiras SA	14,911,883	132,167,255
CPFL Energia SA	2,588,232	17,397,830
Energisa SA	2,467,074	20,054,698
Equatorial Energia SA	16,646,731	77,371,589

		246,991,372

Electrical Equipment — 2.7%
WEG SA	25,943,809	141,079,186

Food & Staples Retailing — 2.0%
Atacadao SA	8,192,755	31,102,359
Raia Drogasil SA	17,658,163	73,858,532

		104,960,891

Food Products — 2.0%
BRF SA(a)	11,062,822	33,704,776
JBS SA	12,731,914	72,416,065

		106,120,841

Health Care Providers & Services — 2.3%
Hapvida Participacoes e Investimentos SA(b)	62,209,318	87,052,867
Rede D’Or Sao Luiz SA(b)	4,962,112	31,790,557

		118,843,424

Independent Power and Renewable Electricity Producers — 0.6%
Engie Brasil Energia SA	4,043,843	31,480,786

Insurance — 1.2%
BB Seguridade Participacoes SA	11,799,567	64,141,887

Internet & Direct Marketing Retail — 0.6%
Americanas SA	9,778,493	30,712,859

Metals & Mining — 14.3%
Cia. Siderurgica Nacional SA	11,487,732	30,472,609
Vale SA	58,039,067	719,575,546

		750,048,155

Multiline Retail — 0.7%
Magazine Luiza SA(a)	45,341,842	37,215,452

Oil, Gas & Consumable Fuels — 10.1%
Cosan SA	17,389,123	66,783,538
Petro Rio SA(a)	8,840,340	46,407,367
Petroleo Brasileiro SA	53,384,359	381,419,465

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Ultrapar Participacoes SA	13,359,600	$34,744,615

		529,354,985

Paper & Forest Products — 1.9%
Suzano SA	11,847,474	100,793,710

Personal Products — 0.7%
Natura & Co. Holding SA	14,018,321	38,855,949

Pharmaceuticals — 1.1%
Hypera SA	6,837,225	56,604,506

Road & Rail — 4.2%
Localiza Rent a Car SA	11,529,046	134,783,288
Rumo SA	21,289,349	82,703,703

		217,486,991

Software — 0.7%
TOTVS SA	6,289,919	34,518,143

Specialty Retail — 2.6%
Lojas Renner SA	15,873,867	80,766,811
Vibra Energia SA	15,151,289	53,471,026

		134,237,837

Transportation Infrastructure — 1.1%
CCR SA	20,895,261	55,387,062

Water Utilities — 1.1%
Cia. de Saneamento Basico do Estado de Sao Paulo	5,952,713	56,238,629

Wireless Telecommunication Services — 0.7%
Tim SA	16,062,995	36,526,455

Total Common Stocks — 69.7% (Cost: $2,695,611,766)		3,647,102,553

Preferred Stocks

Banks — 13.4%
Banco Bradesco SA, Preference Shares, NVS	67,353,934	245,469,512
Itau Unibanco Holding SA, Preference Shares, NVS	69,325,753	343,936,968
Itausa SA, Preference Shares, NVS	63,791,238	112,196,261

		701,602,741

Chemicals — 0.3%
Braskem SA, Class A, Preference Shares, NVS	2,778,645	16,263,598

Electric Utilities — 1.9%
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	4,572,040	42,096,093
Cia. Energetica de Minas Gerais, Preference Shares, NVS	23,831,642	55,428,815

		97,524,908

Metals & Mining — 1.6%
Gerdau SA, Preference Shares, NVS	18,602,252	83,385,460

Oil, Gas & Consumable Fuels — 8.3%
Petroleo Brasileiro SA, Preference Shares, NVS	68,501,689	437,550,193

Total Preferred Stocks — 25.5% (Cost: $929,231,659)		1,336,326,900

Total Long-Term Investments — 95.2% (Cost: $3,624,843,425)		4,983,429,453

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	6,880,000	$6,880,000

Total Short-Term Securities — 0.1% (Cost: $6,880,000)		6,880,000

Total Investments in Securities — 95.3% (Cost: $3,631,723,425)		4,990,309,453

Other Assets Less Liabilities — 4.7%		245,863,442

Net Assets — 100.0%		$5,236,172,895

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$6,880,000	(a)	$—	$—	$—	$6,880,000	6,880,000	$43,168	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Brazil Index	5,229	09/16/22	$255,883	$(5,559,353)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,559,353	$—	$—	$—	$5,559,353

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Brazil ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(34,367,672)	$—	$—	$—	$(34,367,672)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(7,072,267)	$—	$—	$—	$(7,072,267)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$102,628,368

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,647,102,553	$—	$—	$3,647,102,553
Preferred Stocks	1,336,326,900	—	—	1,336,326,900
Money Market Funds	6,880,000	—	—	6,880,000

	$4,990,309,453	$—	$—	$4,990,309,453

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(5,559,353)	$—	$—	$(5,559,353)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Chile ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 21.5%
Banco de Chile	523,392,569	$49,655,866
Banco de Credito e Inversiones SA	766,533	22,579,048
Banco Santander Chile	547,261,898	21,982,068
Itau CorpBanca Chile SA	5,223,741,240	11,656,884

		105,873,866

Beverages — 4.7%
Cia. Cervecerias Unidas SA	2,236,808	12,155,757
Vina Concha y Toro SA	8,917,950	10,851,789

		23,007,546

Electric Utilities — 6.3%
Enel Americas SA	173,606,206	18,808,550
Enel Chile SA	75,176,503	2,467,718
Engie Energia Chile SA	17,306,167	9,558,218

		30,834,486

Food & Staples Retailing — 5.6%
Cencosud SA	13,288,788	18,578,356
SMU SA	80,637,314	8,791,154

		27,369,510

Independent Power and Renewable Electricity Producers — 3.2%
Colbun SA	162,759,566	15,871,895

Marine — 3.3%
Cia. Sud Americana de Vapores SA	171,802,940	16,169,124

Metals & Mining — 2.0%
CAP SA	1,248,215	10,070,675

Multiline Retail — 3.9%
Falabella SA	8,050,277	18,970,360

Oil, Gas & Consumable Fuels — 7.9%
Empresas COPEC SA	4,540,335	39,164,664

Paper & Forest Products — 4.3%
Empresas CMPC SA	11,159,216	21,166,714

Security	Shares	Value

Real Estate Management & Development — 4.2%
Cencosud Shopping SA	3,055,636	$4,329,883
Parque Arauco SA	11,710,466	12,380,756
Plaza SA	3,633,421	4,072,269

		20,782,908

Water Utilities — 4.4%
Aguas Andinas SA, Class A	60,848,955	13,330,080
Inversiones Aguas Metropolitanas SA	16,677,361	8,429,208

		21,759,288

Wireless Telecommunication Services — 1.8%
Empresa Nacional de Telecomunicaciones SA	2,845,821	9,049,472

Total Common Stocks — 73.1% (Cost: $374,478,045)		360,090,508

Preferred Stocks

Beverages — 3.1%
Embotelladora Andina SA, Class B, Preference Shares, NVS	7,413,541	15,189,384

Chemicals — 22.9%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,131,544	113,125,362

Total Preferred Stocks — 26.0% (Cost: $51,718,326)		128,314,746

Total Investments in Securities — 99.1% (Cost: $426,196,371)		488,405,254

Other Assets Less Liabilities — 0.9%		4,674,082

Net Assets — 100.0%		$493,079,336

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$1,120,000	$—	$(1,120,000	)(b)	$—	$—	$—	—	$3,459	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Chile ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	42	09/16/22	$2,062	$(32,763)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$32,763	$—	$—	$—	$32,763

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(508,278)	$—	$—	$—	$(508,278)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(20,305)	$—	$—	$—	$(20,305)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,857,069

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$360,090,508	$—	$—	$360,090,508
Preferred Stocks	128,314,746	—	—	128,314,746

	$488,405,254	$—	$—	$488,405,254

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(32,763)	$—	$—	$(32,763)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.1%
Elbit Systems Ltd.	21,785	$4,650,798
RADA Electronic Industries Ltd.(a)(b)	34,347	344,500

		4,995,298

Banks — 23.6%
Bank Hapoalim BM	1,039,720	10,779,244
Bank Leumi Le-Israel BM	1,263,778	13,359,676
FIBI Holdings Ltd.	14,596	767,227
First International Bank Of Israel Ltd. (The)	45,149	2,101,047
Israel Discount Bank Ltd., Class A	1,013,248	6,194,642
Mizrahi Tefahot Bank Ltd.	126,097	5,128,449

		38,330,285

Capital Markets — 0.1%
Altshuler Shaham Penn Ltd.	57,152	174,893

Chemicals — 4.3%
ICL Group Ltd.	579,874	5,537,029
Israel Corp Ltd.(a)	3,144	1,519,668

		7,056,697

Communications Equipment — 1.1%
AudioCodes Ltd.	20,824	462,578
Gilat Satellite Networks Ltd.(a)	35,156	228,474
Ituran Location and Control Ltd.	12,460	309,756
Radware Ltd.(a)(b)	33,359	715,884

		1,716,692

Construction & Engineering — 2.8%
Ashtrom Group Ltd.	33,227	845,668
Elco Ltd.	7,812	548,949
Electra Ltd./Israel	1,726	1,095,527
Shapir Engineering and Industry Ltd.	117,373	1,121,173
Shikun & Binui Ltd.(a)	204,011	922,422

		4,533,739

Consumer Finance — 0.3%
Isracard Ltd.	164,724	548,319

Distributors — 0.3%
Tadiran Group Ltd.	2,795	471,138

Diversified Telecommunication Services — 1.8%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,698,963	2,864,300

Electrical Equipment — 0.1%
Electreon Wireless Ltd.(a)	3,313	72,962

Electronic Equipment, Instruments & Components — 0.1%
Nayax Ltd.(a)	66,081	186,648

Equity Real Estate Investment Trusts (REITs) — 0.9%
Reit 1 Ltd.	152,017	966,606
Sella Capital Real Estate Ltd.	168,339	536,983

		1,503,589

Food & Staples Retailing — 1.4%
M Yochananof & Sons Ltd.	4,176	262,683
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	7,373	570,605
Shufersal Ltd.(b)	217,399	1,488,888

		2,322,176

Food Products — 0.9%
Mehadrin Ltd.(a)	0	29
Neto Malinda Trading Ltd.(a)	9,518	368,588

Security	Shares	Value

Food Products (continued)
Strauss Group Ltd.	42,786	$1,118,882

		1,487,499

Health Care Equipment & Supplies — 1.5%
Inmode Ltd.(a)	57,844	1,847,537
Nano-X Imaging Ltd.(a)(b)	31,995	425,854
Sisram Medical Ltd.(c)	117,600	137,397

		2,410,788

Hotels, Restaurants & Leisure — 0.4%
Fattal Holdings 1998 Ltd.(a)	5,056	622,592

Household Durables — 0.9%
Azorim-Investment Development & Construction Co. Ltd.	69,890	285,696
Danya Cebus Ltd.	6,457	162,523
Electra Consumer Products 1970 Ltd.	9,834	454,637
Maytronics Ltd.(b)	40,488	581,623

		1,484,479

Independent Power and Renewable Electricity Producers — 3.0%
Doral Group Renewable Energy Resources Ltd.(a)	48,738	180,548
Energix-Renewable Energies Ltd.	190,435	868,090
Enlight Renewable Energy Ltd.(a)	783,592	1,912,431
Kenon Holdings Ltd./Singapore	15,462	628,133
OPC Energy Ltd.(a)(b)	74,741	891,148
OY Nofar Energy Ltd.(a)(b)	12,290	412,395

		4,892,745

Industrial Conglomerates — 0.2%
Arad Investment & Industrial Development Ltd.	2,570	362,299

Insurance — 3.1%
Clal Insurance Enterprises Holdings Ltd.(a)	51,460	1,111,195
Harel Insurance Investments & Financial Services Ltd.	95,819	1,089,459
IDI Insurance Co. Ltd.	6,645	216,880
Menora Mivtachim Holdings Ltd.(a)	20,494	472,056
Migdal Insurance & Financial Holdings Ltd.	347,215	573,688
Phoenix Holdings Ltd. (The)	123,514	1,489,909

		4,953,187

Interactive Media & Services — 0.1%
Taboola.com Ltd.(a)(b)	47,180	118,422

Internet & Direct Marketing Retail — 0.5%
Fiverr International Ltd.(a)(b)	25,509	882,101

IT Services — 3.2%
Formula Systems 1985 Ltd.	8,188	813,284
Malam - Team Ltd.	6,302	151,092
Matrix IT Ltd.	28,327	743,403
One Software Technologies Ltd.	32,121	592,181
Wix.com Ltd.(a)	46,779	2,960,643

		5,260,603

Machinery — 0.8%
Kornit Digital Ltd.(a)(b)	40,506	1,258,926

Marine — 1.5%
ZIM Integrated Shipping Services Ltd.	68,884	2,486,024

Media — 0.4%
Perion Network Ltd.(a)	32,298	657,116

Oil, Gas & Consumable Fuels — 2.4%
Delek Group Ltd.(a)	7,476	1,298,477
Equital Ltd.(a)(b)	17,936	666,117
Naphtha Israel Petroleum Corp. Ltd.(a)	26,926	162,115

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Oil Refineries Ltd.(b)	1,716,219	$736,937
Paz Oil Co. Ltd.(a)(b)	8,248	1,081,137

		3,944,783

Pharmaceuticals — 5.2%
Taro Pharmaceutical Industries Ltd.(a)	7,791	262,245
Teva Pharmaceutical Industries Ltd., ADR(a)	908,619	8,213,916

		8,476,161

Professional Services — 0.3%
Danel Adir Yeoshua Ltd.	4,459	544,657

Real Estate Management & Development — 10.5%
AFI Properties Ltd.	4,656	230,134
Africa Israel Residences Ltd.(b)	5,237	276,644
Airport City Ltd.(a)	55,997	1,171,833
Alony Hetz Properties & Investments Ltd.	121,465	1,958,821
Amot Investments Ltd.	192,359	1,374,759
Azrieli Group Ltd.	34,763	2,883,806
Big Shopping Centers Ltd.	9,808	1,402,427
Blue Square Real Estate Ltd.	3,889	336,110
Brack Capital Properties NV(a)	0	31
Electra Real Estate Ltd.	21,230	373,077
G City Ltd.	66,974	435,948
Gav-Yam Lands Corp. Ltd.	0	1
Israel Canada T.R Ltd.	107,041	441,966
Israel Land Development - Urban Renewal Ltd.	13,383	238,490
Isras Investment Co. Ltd.	1,555	372,446
Mega Or Holdings Ltd.	19,387	670,545
Melisron Ltd.	19,443	1,587,745
Mivne Real Estate KD Ltd.	493,768	1,812,160
Prashkovsky Investments and Construction Ltd.	6,100	203,912
Property & Building Corp. Ltd.(a)	2,444	250,639
Summit Real Estate Holdings Ltd.	30,172	568,827
YH Dimri Construction & Development Ltd.	6,109	484,295

		17,074,616

Semiconductors & Semiconductor Equipment — 4.4%
Camtek Ltd./Israel(a)(b)	23,376	627,326
Nova Ltd.(a)	23,474	2,303,490
Tower Semiconductor Ltd.(a)	89,347	4,188,009

		7,118,825

Software — 17.4%
Cellebrite DI Ltd.(a)(b)	30,744	149,108
Check Point Software Technologies Ltd.(a)(b)	83,951	10,094,268
Cognyte Software Ltd.(a)(b)	55,190	288,092
CyberArk Software Ltd.(a)(b)	33,351	4,811,882
Hilan Ltd.	12,020	731,369
Magic Software Enterprises Ltd.	21,964	377,141

Security	Shares	Value

Software (continued)
Nice Ltd.(a)	51,956	$11,101,016
Sapiens International Corp. NV	27,083	608,918
SimilarWeb Ltd.(a)	15,511	119,745

		28,281,539

Specialty Retail — 1.2%
Delek Automotive Systems Ltd.	42,085	648,982
Fox Wizel Ltd.	6,703	972,994
Retailors Ltd.(b)	10,037	258,698

		1,880,674

Technology Hardware, Storage & Peripherals — 0.4%
Nano Dimension Ltd., ADR(a)(b)	211,253	627,421

Textiles, Apparel & Luxury Goods — 0.3%
Delta Galil Industries Ltd.(b)	9,399	498,628

Wireless Telecommunication Services — 0.9%
Cellcom Israel Ltd.(a)(b)	73,126	457,459
Partner Communications Co. Ltd.(a)	113,821	984,454

		1,441,913

Total Long-Term Investments — 99.4% (Cost: $166,416,966)		161,542,734

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	7,066,350	7,068,470
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	80,000	80,000

Total Short-Term Securities — 4.4% (Cost: $7,144,241)		7,148,470

Total Investments in Securities — 103.8% (Cost: $173,561,207)		168,691,204

Liabilities in Excess of Other Assets — (3.8)%		(6,128,934)

Net Assets — 100.0%		$162,562,270

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Israel ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$23,201,200	$—	$(16,132,192	)(a)	$(3,981)	$3,443	$7,068,470	7,066,350	$106,784	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	90,000	—	(10,000	)(a)	—	—	80,000	80,000	537		—

					$(3,981)	$3,443	$7,148,470		$107,321		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	29	09/16/22	$1,022	$(42,032)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$42,032	$—	$—	$—	$42,032

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(40,593)	$—	$—	$—	$(40,593)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(45,558)	$—	$—	$—	$(45,558)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$682,642

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Israel ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$35,916,324	$125,626,410	$—	$161,542,734
Money Market Funds	7,148,470	—	—	7,148,470

	$43,064,794	$125,626,410	$—	$168,691,204

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(42,032)	$—	$(42,032)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI South Africa ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 16.5%
Absa Group Ltd.	1,162,081	$12,035,853
Capitec Bank Holdings Ltd.	125,748	14,952,110
Nedbank Group Ltd.	664,569	7,844,217
Standard Bank Group Ltd.	1,938,568	17,298,957

		52,131,137

Capital Markets — 1.0%
Reinet Investments SCA	197,673	3,244,359

Chemicals — 5.0%
Sasol Ltd.(a)	817,752	15,727,535

Diversified Financial Services — 10.4%
FirstRand Ltd.	7,290,151	27,229,508
Remgro Ltd.	764,608	5,669,901

		32,899,409

Equity Real Estate Investment Trusts (REITs) — 1.2%
Growthpoint Properties Ltd.	4,963,871	3,692,022

Food & Staples Retailing — 8.8%
Bid Corp. Ltd.	484,203	9,188,656
Clicks Group Ltd.	352,445	6,132,126
Shoprite Holdings Ltd.	725,492	9,837,686
SPAR Group Ltd. (The)	277,576	2,537,421

		27,695,889

Industrial Conglomerates — 1.7%
Bidvest Group Ltd. (The)	418,015	5,245,702

Insurance — 5.4%
Discovery Ltd.(a)	723,079	5,180,819
Old Mutual Ltd.	6,785,964	4,020,156
Sanlam Ltd.	2,572,097	7,996,251

		17,197,226

Internet & Direct Marketing Retail — 14.0%
Naspers Ltd., Class N	314,439	44,337,923

Media — 1.1%
MultiChoice Group	542,084	3,658,780

Metals & Mining — 18.0%
African Rainbow Minerals Ltd.	161,744	2,231,154
Anglo American Platinum Ltd.	76,671	5,352,368
AngloGold Ashanti Ltd.	604,079	8,067,271
Gold Fields Ltd.	1,287,886	10,401,420
Harmony Gold Mining Co. Ltd.	799,681	2,036,468
Impala Platinum Holdings Ltd.	1,227,521	12,862,391
Kumba Iron Ore Ltd.	92,838	2,055,369

Security	Shares	Value

Metals & Mining (continued)
Northam Platinum Holdings Ltd.(a)	487,327	$4,586,272
Sibanye Stillwater Ltd.	4,084,451	9,124,750

		56,717,463

Multiline Retail — 1.5%
Woolworths Holdings Ltd.	1,445,038	4,724,345

Oil, Gas & Consumable Fuels — 1.4%
Exxaro Resources Ltd.	352,391	4,489,546

Pharmaceuticals — 1.5%
Aspen Pharmacare Holdings Ltd.	550,830	4,727,110

Real Estate Management & Development — 1.1%
NEPI Rockcastle SA	658,261	3,507,572

Specialty Retail — 3.3%
Foschini Group Ltd. (The)	479,003	3,556,011
Mr. Price Group Ltd.	371,483	4,024,203
Pepkor Holdings Ltd.(b)	2,404,320	2,822,790

		10,403,004

Wireless Telecommunication Services — 7.8%
MTN Group Ltd.	2,448,816	17,724,637
Vodacom Group Ltd.	927,974	6,830,498

		24,555,135

Total Long-Term Investments — 99.7% (Cost: $437,983,439)		314,954,157

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	180,000	180,000

Total Short-Term Securities — 0.1% (Cost: $180,000)		180,000

Total Investments in Securities — 99.8% (Cost: $438,163,439)		315,134,157

Other Assets Less Liabilities — 0.2%		627,072

Net Assets — 100.0%		$315,761,229

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$310,000	$—	$(130,000	)(a)	$—	$—	$180,000	180,000	$1,105	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI South Africa ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/JSE Top 40 Index	11	09/15/22	$389	$(18,202)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$18,202	$—	$—	$—	$18,202

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(91,770)	$—	$—	$—	$(91,770)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(34,909)	$—	$—	$—	$(34,909)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$588,659

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$51,619,638	$263,334,519	$—	$314,954,157
Money Market Funds	180,000	—	—	180,000

	$51,799,638	$263,334,519	$—	$315,134,157

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(18,202)	$—	$(18,202)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	6,229,598	$8,911,630

Airlines — 6.2%
Pegasus Hava Tasimaciligi AS(a)(b)	395,059	4,526,571
Turk Hava Yollari AO(a)	3,331,404	13,361,109

		17,887,680

Automobiles — 3.9%
Ford Otomotiv Sanayi AS	628,048	11,411,670

Banks — 12.6%
Akbank TAS	23,576,586	15,189,171
Haci Omer Sabanci Holding AS(b)	7,432,296	10,401,762
Turkiye Is Bankasi AS, Class C(b)	25,103,956	10,874,371

		36,465,304

Beverages — 3.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,087,973	4,717,852
Coca-Cola Icecek AS	731,390	6,415,999

		11,133,851

Capital Markets — 0.4%
Is Yatirim Menkul Degerler AS	687,091	1,072,727

Chemicals — 7.2%
Gubre Fabrikalari TAS(a)(b)	523,637	3,358,092
Hektas Ticaret TAS(a)(b)	3,593,887	8,094,786
Petkim Petrokimya Holding AS(a)(b)	11,840,412	9,403,420

		20,856,298

Construction & Engineering — 1.1%
Tekfen Holding AS	1,981,438	3,240,096

Construction Materials — 2.0%
Nuh Cimento Sanayi AS	653,551	2,730,352
Oyak Cimento Fabrikalari AS(a)	3,669,487	2,970,102

		5,700,454

Diversified Financial Services — 0.7%
Turkiye Sinai Kalkinma Bankasi AS(a)(b)	8,043,543	2,171,387

Electric Utilities — 0.9%
Enerjisa Enerji AS(b)(c)	2,732,153	2,563,112

Electronic Equipment, Instruments & Components — 0.7%
Penta Teknoloji Urunleri Dagitim Ticaret AS(a)	99,815	2,058,547

Equity Real Estate Investment Trusts (REITs) — 2.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	20,732,943	4,563,436
Is Gayrimenkul Yatirim Ortakligi AS(a)(b)	1,767,050	1,756,195
Kizilbuk Gayrimenkul Yatirim Ortakligi AS, NVS(a)(b)	784,973	1,467,098

		7,786,729

Food & Staples Retailing — 9.9%
BIM Birlesik Magazalar AS	3,588,545	21,529,276
Migros Ticaret AS(a)(b)	980,897	4,401,519
Sok Marketler Ticaret AS(a)	2,981,834	2,762,499

		28,693,294

Food Products — 0.7%
Ulker Biskuvi Sanayi AS(a)	1,939,725	1,918,020

Health Care Providers & Services — 0.8%
MLP Saglik Hizmetleri AS(a)(c)	1,030,155	2,288,808

Household Durables — 1.4%
Vestel Beyaz Esya Sanayi ve Ticaret AS(b)	3,802,095	1,965,969

Security	Shares	Value

Household Durables (continued)
Vestel Elektronik Sanayi ve Ticaret AS(b)	1,205,081	$1,971,836

		3,937,805

Independent Power and Renewable Electricity Producers — 1.6%
Aksa Enerji Uretim AS(b)	3,034,549	4,733,624

Industrial Conglomerates — 11.4%
Alarko Holding AS(b)	1,576,526	4,271,436
Enka Insaat ve Sanayi AS	1	1
KOC Holding AS	5,851,656	14,599,301
Turkiye Sise ve Cam Fabrikalari AS(b)	10,524,259	14,335,681

		33,206,419

Machinery — 1.5%
Jantsa Jant Sanayi Ve Ticaret AS	311,805	1,342,484
Otokar Otomotiv Ve Savunma Sanayi AS(b)	35,938	943,702
Turk Traktor ve Ziraat Makineleri AS(b)	154,056	2,068,152

		4,354,338

Metals & Mining — 10.1%
Eregli Demir ve Celik Fabrikalari TAS(b)	11,187,876	17,678,682
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	7,142,586	4,626,965
Koza Altin Isletmeleri AS(b)	454,420	3,957,917
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	2,111,730	3,140,459

		29,404,023

Oil, Gas & Consumable Fuels — 6.6%
Turkiye Petrol Rafinerileri AS(a)	970,633	19,136,837

Specialty Retail — 1.1%
Dogan Sirketler Grubu Holding AS	11,556,660	3,351,967

Textiles, Apparel & Luxury Goods — 2.8%
Aksa Akrilik Kimya Sanayii AS(b)	1,539,595	4,658,187
Mavi Giyim Sanayi Ve Ticaret AS, Class B(c)	922,351	3,546,578

		8,204,765

Transportation Infrastructure — 2.1%
TAV Havalimanlari Holding AS(a)(b)	1,785,721	6,094,770

Wireless Telecommunication Services — 4.4%
Turkcell Iletisim Hizmetleri AS	10,864,609	12,838,717

Total Long-Term Investments — 99.7% (Cost: $349,870,671)		289,422,872

Short-Term Securities

Money Market Funds — 11.7%

BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	33,770,426	33,780,557

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	260,000	260,000

Total Short-Term Securities — 11.7% (Cost: $34,030,640)		34,040,557

Total Investments in Securities — 111.4% (Cost: $383,901,311)		323,463,429

Liabilities in Excess of Other Assets — (11.4)%		(33,055,194)

Net Assets — 100.0%		$290,408,235

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Turkey ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,942,050	$21,838,745	(a)	$—		$(4,719)	$4,481	$33,780,557	33,770,426	$979,669	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	350,000	—		(90,000	)(a)	—	—	260,000	260,000	1,477		—

						$(4,719)	$4,481	$34,040,557		$981,146		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	13	09/16/22	$638	$(5,405)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,405	$—	$—	$—	$5,405

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Turkey ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(90,237)	$—	$—	$—	$(90,237)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(10,037)	$—	$—	$—	$(10,037)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$368,695

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$50,370,539	$239,052,333	$—	$289,422,872
Money Market Funds	34,040,557	—	—	34,040,557

	$84,411,096	$239,052,333	$—	$323,463,429

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(5,405)	$—	$—	$(5,405)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Israel ETF	iShares MSCI South Africa ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,983,429,453	$488,405,254	$161,542,734	$314,954,157
Investments, at value — affiliated(c)	6,880,000	—	7,148,470	180,000
Cash	3,559	—	6,218	7,229
Foreign currency, at value(d)	92,882,256	2,674,117	280,586	650,231
Cash pledged for futures contracts	26,793,000	91,000	—	—
Foreign currency collateral pledged for futures contracts(e)	—	—	96,475	74,203
Receivables:
Investments sold	59,571,180	26,122,852	335,290	71,720
Securities lending income — affiliated	—	—	12,152	—
Variation margin on futures contracts	—	5,867	—	—
Capital shares sold	—	—	—	23,761
Dividends — unaffiliated	137,474,661	997,268	718,101	395,122
Dividends — affiliated	11,561	—	102	237

Total assets	5,307,045,670	518,296,358	170,140,128	316,356,660

LIABILITIES
Bank overdraft	—	344,547	—	—
Collateral on securities loaned, at value	—	—	7,060,991	—
Deferred foreign capital gain tax	—	—	49,912	—
Payables:
Investments purchased	62,652,654	24,646,560	368,231	416,852
Variation margin on futures contracts	5,506,251	—	12,948	20,188
Investment advisory fees	2,713,870	225,915	82,124	158,391
Foreign taxes	—	—	3,652	—

Total liabilities	70,872,775	25,217,022	7,577,858	595,431

NET ASSETS	$5,236,172,895	$493,079,336	$162,562,270	$315,761,229

NET ASSETS CONSIST OF
Paid-in capital	$8,490,928,313	$777,074,928	$222,429,716	$719,132,438
Accumulated loss	(3,254,755,418)	(283,995,592)	(59,867,446)	(403,371,209)

NET ASSETS	$5,236,172,895	$493,079,336	$162,562,270	$315,761,229

NET ASSET VALUE
Shares outstanding	171,800,000	17,850,000	2,450,000	7,900,000

Net asset value	$30.48	$27.62	$66.35	$39.97

Shares authorized	800 million	200 million	500 million	400 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$3,624,843,425	$426,196,371	$166,416,966	$437,983,439
(b) Securities loaned, at value	$—	$—	$6,692,160	$—
(c) Investments, at cost — affiliated	$6,880,000	$—	$7,144,241	$180,000
(d) Foreign currency, at cost	$93,126,721	$2,733,423	$284,171	$666,077
(e) Foreign currency collateral pledged, at cost	$—	$—	$97,596	$80,027

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2022

iShares MSCI Turkey ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$289,422,872
Investments, at value — affiliated(c)	34,040,557
Cash	32
Foreign currency, at value(d)	167,086
Cash pledged for futures contracts	20,000
Receivables:
Investments sold	4,241,977
Securities lending income — affiliated	144,355
Dividends — unaffiliated	145,759
Dividends — affiliated	427

Total assets	328,183,065

LIABILITIES
Collateral on securities loaned, at value	33,778,285
Payables:
Investments purchased	3,859,665
Variation margin on futures contracts	91
Investment advisory fees	136,789

Total liabilities	37,774,830

NET ASSETS	$290,408,235

NET ASSETS CONSIST OF
Paid-in capital	$659,328,583
Accumulated loss	(368,920,348)

NET ASSETS	$290,408,235

NET ASSET VALUE
Shares outstanding	12,850,000

Net asset value	$22.60

Shares authorized	200 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$349,870,671
(b) Securities loaned, at value	$31,564,488
(c) Investments, at cost — affiliated	$34,030,640
(d) Foreign currency, at cost	$169,489

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Israel ETF	iShares MSCI South Africa ETF

INVESTMENT INCOME
Dividends — unaffiliated	$736,335,409	$51,978,213	$4,856,508	$14,177,539
Dividends — affiliated	43,168	3,459	1,105	1,105
Interest — unaffiliated	—	324	—	—
Securities lending income — affiliated — net	—	—	106,216	—
Foreign taxes withheld	(19,823,645)	(11,441,368)	(1,125,455)	(2,034,014)

Total investment income	716,554,932	40,540,628	3,838,374	12,144,630

EXPENSES
Investment advisory fees	30,544,859	2,645,666	1,000,650	1,956,101
Commitment fees	43,057	4,900	—	—
Professional fees	217	217	217	217

Total expenses	30,588,133	2,650,783	1,000,867	1,956,318

Net investment income	685,966,799	37,889,845	2,837,507	10,188,312

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(326,024,079)	(39,550,288)	(8,333,361)	(11,703,332)
Investments — affiliated	—	—	(3,981)	—
In-kind redemptions — unaffiliated(b)	—	—	12,462,945	14,648,331
Futures contracts	(34,367,672)	(508,278)	(40,593)	(91,770)
Foreign currency transactions	(321,165)	(798,842)	9,226	(45,334)

	(360,712,916)	(40,857,408)	4,094,236	2,807,895

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(627,296,577)	6,159,394	(17,578,771)	(86,978,606)
Investments — affiliated	—	—	3,443	—
Futures contracts	(7,072,267)	(20,305)	(45,558)	(34,909)
Foreign currency translations	(3,644,062)	(106,959)	(10,404)	(59,200)

	(638,012,906)	6,032,130	(17,631,290)	(87,072,715)

Net realized and unrealized loss	(998,725,822)	(34,825,278)	(13,537,054)	(84,264,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(312,759,023)	$3,064,567	$(10,699,547)	$(74,076,508)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(697,306)	$—	$(16,170)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$(15,595)	$—

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2022

iShares MSCI Turkey ETF

INVESTMENT INCOME
Dividends — unaffiliated	$10,306,942
Dividends — affiliated	2,279
Securities lending income — affiliated — net	978,867
Foreign taxes withheld	(1,093,467)

Total investment income	10,194,621

EXPENSES
Investment advisory fees	1,549,872
Professional fees	217

Total expenses	1,550,089

Net investment income	8,644,532

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(34,109,866)
Investments — affiliated	(4,719)
In-kind redemptions — unaffiliated(a)	14,193,382
Futures contracts	(90,237)
Foreign currency transactions	(368,438)

(20,379,878)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,478,774
Investments — affiliated	4,481
Futures contracts	(10,037)
Foreign currency translations	(10,637)

8,462,581

Net realized and unrealized loss	(11,917,297)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,272,765)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$685,966,799	$228,372,987	$37,889,845	$10,222,554
Net realized loss	(360,712,916)	(72,572,187)	(40,857,408)	(27,205,073)
Net change in unrealized appreciation (depreciation)	(638,012,906)	1,255,170,696	6,032,130	78,210,744

Net increase (decrease) in net assets resulting from operations	(312,759,023)	1,410,971,496	3,064,567	61,228,225

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(625,994,951)	(151,639,298)	(33,283,803)	(9,611,528)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,130,241,523	(1,527,014,184)	47,012,941	(16,754,254)

NET ASSETS
Total increase (decrease) in net assets	191,487,549	(267,681,986)	16,793,705	34,862,443
Beginning of year	5,044,685,346	5,312,367,332	476,285,631	441,423,188

End of year	$5,236,172,895	$5,044,685,346	$493,079,336	$476,285,631

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Israel ETF		iShares MSCI South Africa ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,837,507	$554,236	$10,188,312	$5,947,329
Net realized gain	4,094,236	2,854,312	2,807,895	45,034,598
Net change in unrealized appreciation (depreciation)	(17,631,290)	28,900,213	(87,072,715)	71,338,100

Net increase (decrease) in net assets resulting from operations	(10,699,547)	32,308,761	(74,076,508)	122,320,027

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,115,054)	(278,315)	(10,603,688)	(19,459,609)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	13,891,409	25,551,674	124,068,086	(149,905,407)

NET ASSETS
Total increase (decrease) in net assets	76,808	57,582,120	39,387,890	(47,044,989)
Beginning of year	162,485,462	104,903,342	276,373,339	323,418,328

End of year	$162,562,270	$162,485,462	$315,761,229	$276,373,339

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets (continued)

	iShares MSCI Turkey ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,644,532	$7,964,471
Net realized loss	(20,379,878)	(44,785,505)
Net change in unrealized appreciation (depreciation)	8,462,581	96,747,851

Net increase (decrease) in net assets resulting from operations	(3,272,765)	59,926,817

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,792,049)	(8,492,284)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	211,393	70,879,769

NET ASSETS
Total increase (decrease) in net assets	(10,853,421)	122,314,302
Beginning of year	301,261,656	178,947,354

End of year	$290,408,235	$301,261,656

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Brazil ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$36.58		$29.62		$40.92		$32.03		$40.06

Net investment income(a)	4.10		1.34		0.86		1.12		1.14
Net realized and unrealized gain (loss)(b)	(6.56)		6.52		(11.13)		8.88		(8.22)

Net increase (decrease) from investment operations	(2.46)		7.86		(10.27)		10.00		(7.08)

Distributions from net investment income(c)	(3.64)		(0.90)		(1.03)		(1.11)		(0.95)

Net asset value, end of year	$30.48		$36.58		$29.62		$40.92		$32.03

Total Return(d)
Based on net asset value	(6.05)%		26.35%		(25.63)%		31.36%		(17.87)%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.57%		0.59%		0.59%		0.59%

Net investment income	13.01%		3.84%		2.35%		2.75%		2.86%

Supplemental Data
Net assets, end of year (000)	$5,236,173		$5,044,685		$5,312,367		$8,205,744		$5,501,031

Portfolio turnover rate(f)	27	%(g)	17	%(g)	29	%(g)	16	%(g)	30	%(g)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	22%		12%		11%		10%		13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Chile ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$28.52		$25.37		$35.88		$43.71		$47.96

Net investment income(a)	2.17		0.63		0.61		0.74		0.78
Net realized and unrealized gain (loss)(b)	(1.16)		3.16		(10.54)		(7.76)		(4.06)

Net increase (decrease) from investment operations	1.01		3.79		(9.93)		(7.02)		(3.28)

Distributions(c)
From net investment income	(1.91)		(0.64)		(0.58)		(0.79)		(0.92)
Return of capital	—		—		—		(0.02)		(0.05)

Total distributions	(1.91)		(0.64)		(0.58)		(0.81)		(0.97)

Net asset value, end of year	$27.62		$28.52		$25.37		$35.88		$43.71

Total Return(d)
Based on net asset value	4.03%		14.90%		(27.72)%		(16.22)%		(7.03)%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.57%		0.59%		0.59%		0.59%

Net investment income	8.30%		2.17%		2.10%		1.74%		1.55%

Supplemental Data
Net assets, end of year (000)	$493,079		$476,286		$441,423		$330,140		$393,351

Portfolio turnover rate(f)	94	%(g)	62	%(g)	51	%(g)	75	%(g)	54	%(g)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period  due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for  cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	36%		17%		21%		12%		11%

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Israel ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$72.22	$56.70	$53.28	$56.62	$48.19

Net investment income(a)	1.16	0.26	0.23	0.33	0.59
Net realized and unrealized gain (loss)(b)	(5.74)	15.38	4.31	(3.42)	8.88

Net increase (decrease) from investment operations	(4.58)	15.64	4.54	(3.09)	9.47

Distributions from net investment income(c)	(1.29)	(0.12)	(1.12)	(0.25)	(1.04)

Net asset value, end of year	$66.35	$72.22	$56.70	$53.28	$56.62

Total Return(d)
Based on net asset value	(6.38)%	27.59%	8.53%	(5.45)%	19.91%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	1.64%	0.40%	0.43%	0.60%	1.15%

Supplemental Data
Net assets, end of year (000)	$162,562	$162,485	$104,903	$114,553	$121,735

Portfolio turnover rate(f)	13%	21%	7%	17%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI South Africa ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$49.35	$37.17	$47.96	$54.87	$62.62

Net investment income(a)	1.43	0.77	4.94	1.31	1.41
Net realized and unrealized gain (loss)(b)	(9.35)	13.67	(10.38)	(5.84)	(7.69)

Net increase (decrease) from investment operations	(7.92)	14.44	(5.44)	(4.53)	(6.28)

Distributions from net investment income(c)	(1.46)	(2.26)	(5.35)	(2.38)	(1.47)

Net asset value, end of year	$39.97	$49.35	$37.17	$47.96	$54.87

Total Return(d)
Based on net asset value	(16.34)%	39.49%	(13.09)%	(8.45)%	(10.20)%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	3.02%	1.69%	11.79%	2.48%	2.20%

Supplemental Data
Net assets, end of year (000)	$315,761	$276,373	$323,418	$374,067	$373,114

Portfolio turnover rate(f)	8%	20%	46%	12%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$23.91	$19.99	$24.08	$20.09	$46.17

Net investment income(a)	0.66	0.70	0.30	0.60	1.01
Net realized and unrealized gain (loss)(b)	(1.33)	3.99	(3.94)	4.06	(26.05)

Net increase (decrease) from investment operations	(0.67)	4.69	(3.64)	4.66	(25.04)

Distributions from net investment income(c)	(0.64)	(0.77)	(0.45)	(0.67)	(1.04)

Net asset value, end of year	$22.60	$23.91	$19.99	$24.08	$20.09

Total Return(d)
Based on net asset value	(2.41)%	23.59%	(15.48)%	23.38%	(54.97)%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	3.23%	2.98%	1.22%	2.43%	2.76%

Supplemental Data
Net assets, end of year (000)	$290,408	$301,262	$178,947	$314,190	$386,797

Portfolio turnover rate(f)	18%	22%	12%	20%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Brazil	Non-diversified
MSCI Chile	Non-diversified
MSCI Israel	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Israel
Barclays Capital, Inc.	$468,904	$(468,904)	$—		$—
BNP Paribas SA	2,573,136	(2,573,136)	—		—
BofA Securities, Inc.	380,149	(380,149)	—		—
Goldman Sachs & Co. LLC	1,166,684	(1,166,684)	—		—
J.P. Morgan Securities LLC	1,111,355	(1,111,355)	—		—
Jefferies LLC	83,372	(83,372)	—		—
Morgan Stanley	151,313	(151,313)	—		—
Scotia Capital (USA), Inc.	93,240	(93,240)	—		—
State Street Bank & Trust Co.	22,627	(22,627)	—		—
UBS AG	641,380	(641,380)	—		—

	$6,692,160	$(6,692,160)	$—		$—

MSCI Turkey
BofA Securities, Inc.	$10,198,548	$(10,198,548)	$—		$—
Goldman Sachs & Co. LLC	5,007,176	(5,007,176)	—		—
HSBC Bank PLC	658,170	(658,170)	—		—
Morgan Stanley	15,075,872	(15,075,872)	—		—
SG Americas Securities LLC	521,119	(400,331)	—		120,788	(b)
UBS AG	103,603	(103,603)	—		—

	$31,564,488	$(31,443,700)	$—		$120,788

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Israel	$27,382
MSCI Turkey	220,794

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Israel	$946,686	$1,872,278	$(2,811,301)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Brazil	$2,386,276,748	$1,391,082,873
MSCI Chile	476,844,676	429,885,552
MSCI Israel	22,217,186	22,322,239
MSCI South Africa	28,928,263	26,214,794
MSCI Turkey	52,872,589	48,780,776

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Israel	$52,690,670	$39,706,905
MSCI South Africa	239,497,585	115,944,612
MSCI Turkey	152,825,404	156,719,911

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Israel	$11,652,258	$(11,652,258)
MSCI South Africa	9,744,861	(9,744,861)
MSCI Turkey	10,523,587	(10,523,587)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Brazil
Ordinary income	$625,994,951	$151,639,298

MSCI Chile
Ordinary income	$33,283,803	$9,611,528

MSCI Israel
Ordinary income	$3,115,054	$278,315

MSCI South Africa
Ordinary income	$10,603,688	$19,459,609

MSCI Turkey
Ordinary income	$7,792,049	$8,492,284

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Brazil	$223,207,389	$(4,000,561,732)	$522,598,925	$(3,254,755,418)
MSCI Chile	4,490,050	(232,039,320)	(56,446,322)	(283,995,592)
MSCI Israel	750,347	(52,397,432)	(8,220,361)	(59,867,446)
MSCI South Africa	980,088	(268,477,240)	(135,874,057)	(403,371,209)
MSCI Turkey	1,931,674	(294,462,822)	(76,389,200)	(368,920,348)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Brazil	$4,464,575,871	$966,677,302	$(440,943,720)	$525,733,582
MSCI Chile	544,750,554	—	(56,345,300)	(56,345,300)
MSCI Israel	176,854,477	27,776,829	(35,940,102)	(8,163,273)
MSCI South Africa	450,965,521	3,308,478	(139,158,044)	(135,849,566)
MSCI Turkey	399,842,402	19,414,093	(95,793,066)	(76,378,973)

9.	LINE OF CREDIT

The iShares MSCI Brazil ETF and iShares MSCI Chile ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Brazil
Shares sold	42,250,000	$1,382,799,589	5,900,000	$220,351,653
Shares redeemed	(8,350,000)	(252,558,066)	(47,350,000)	(1,747,365,837)

	33,900,000	$1,130,241,523	(41,450,000)	$(1,527,014,184)

MSCI Chile
Shares sold	11,650,000	$314,296,499	6,950,000	$208,750,168
Shares redeemed	(10,500,000)	(267,283,558)	(7,650,000)	(225,504,422)

	1,150,000	$47,012,941	(700,000)	$(16,754,254)

MSCI Israel
Shares sold	850,000	$59,552,306	1,100,000	$70,222,892
Shares redeemed	(650,000)	(45,660,897)	(700,000)	(44,671,218)

	200,000	$13,891,409	400,000	$25,551,674

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI South Africa
Shares sold	4,800,000	$240,296,504	2,700,000	$120,672,480
Shares redeemed	(2,500,000)	(116,228,418)	(5,800,000)	(270,577,887)

	2,300,000	$124,068,086	(3,100,000)	$(149,905,407)

MSCI Turkey
Shares sold	7,900,000	$157,544,620	9,650,000	$215,650,990
Shares redeemed	(7,650,000)	(157,333,227)	(6,000,000)	(144,771,221)

	250,000	$211,393	3,650,000	$70,879,769

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Brazil ETF

iShares MSCI Chile ETF

iShares MSCI Israel ETF

iShares MSCI South Africa ETF

iShares MSCI Turkey ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Israel	$4,446,552
MSCI South Africa	15,807,091
MSCI Turkey	10,176,817

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Brazil	$796,449,193	$18,275,868
MSCI Chile	51,978,717	10,853,402
MSCI Israel	4,858,191	1,015,583
MSCI South Africa	16,730,104	1,960,889
MSCI Turkey	10,306,864	1,075,544

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Israel ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Chile	$1.905252	$—	$ —	$1.905252	100%	—%	—%	100%
MSCI Israel(a)	1.114093	—	0.177917	1.292010	86	—	14	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Brazil ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

S U P P L E M E N T A L I N F O R M A T I O N	55

Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI Brazil	$426,430	$199,384	$227,046	661	$52,196	$5,394

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Brazil ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	57

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	59

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	61

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-804-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•  iShares MSCI Australia ETF | EWA | NYSE Arca

•  iShares MSCI Canada ETF | EWC | NYSE Arca

•  iShares MSCI Japan ETF | EWJ | NYSE Arca

•  iShares MSCI Mexico ETF | EWW | NYSE Arca

•  iShares MSCI South Korea ETF | EWY | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® MSCI Australia ETF

Investment Objective

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.53)%	4.06%	4.17%	(9.53)%	22.02%	50.46%
Fund Market	(9.56)	3.93	4.10	(9.56)	21.24	49.42
Index	(8.41)	4.72	4.70	(8.41)	25.94	58.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 941.70	$ 2.45		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Australia ETF

Portfolio Management Commentary

Stocks in Australia declined during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to rising inflation in Australia as prices for food and energy climbed. Heightened inflation led the Australian central bank to raise interest rates in May 2022 for the first time since 2010, followed by three further increases. Rising interest and mortgage rates sent housing prices lower late in the reporting period.

Stocks in the financials sector detracted the most from the Index’s return. The banking industry declined as profit margins on interest income fell and expenses rose. Efforts to maintain market share by offering more competitively priced mortgage rates pressured banks’ net interest margins.

Consumer discretionary stocks also detracted from the Index’s performance. Rising inflation and concerns about the domestic economy weakened stocks in the hotels, restaurants, and leisure industry. In addition, supply chain disruptions and extended coronavirus-related lockdowns in several cities across Australia pressured stocks in the multiline retail industry.

Stocks in the healthcare sector detracted from the Index’s return, particularly in the biotechnology industry, as COVID-19-related restrictions limited the availability of donated blood plasma. Increased costs for wages and marketing also weighed on biotechnology stocks.

The information technology sector further detracted from the Index’s performance. Stocks in the sector declined as regulators began investigating companies that allow consumers to defer payments for purchases. In addition, rising expenses and slowing growth for online services weakened information technology stocks.

On the upside, the energy sector contributed to the Index’s return, as higher oil and gas prices lifted stock prices of companies in the oil, gas, and consumable fuels industry. One major company in the industry posted stronger revenues and rewarded shareholders with higher dividend payments.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	33.2%
Materials	22.0
Health Care	11.3
Energy	6.4
Real Estate	5.9
Consumer Discretionary	5.8
Consumer Staples	5.3
Industrials	4.7
Information Technology	2.1
Communication Services	1.8
Utilities	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

BHP Group Ltd.	12.5%
Commonwealth Bank of Australia	10.2
CSL Ltd.	8.7
National Australia Bank Ltd.	6.0
Westpac Banking Corp.	4.7
Australia & New Zealand Banking Group Ltd.	4.2
Woodside Energy Group Ltd.	4.0
Macquarie Group Ltd.	3.9
Wesfarmers Ltd.	3.3
Woolworths Group Ltd.	2.7

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Canada ETF

Investment Objective

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(7.94)%	6.19%	4.27%	(7.94)%	35.05%	51.95%
Fund Market	(7.93)	6.14	4.26	(7.93)	34.68	51.80
Index	(7.37)	6.39	4.46	(7.37)	36.33	54.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Canada Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Canada Custom Capped Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 888.80	$ 2.38		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Canada ETF

Portfolio Management Commentary

Stocks in Canada declined for the reporting period. The war in Ukraine disrupted supply chains, which contributed to soaring inflation as prices for commodities and oil climbed, sending stocks lower. Canada’s central bank raised interest rates four times during the second half of the reporting period to curb the highest inflation since 1983. The country’s economy grew steadily during the reporting period, boosted by stronger consumer consumption as coronavirus-related restrictions eased.

Stocks in the information technology sector detracted the most from the Index’s performance. The software and services industry declined as e-commerce dropped sharply amid easing restrictions and consumers returning to in-store shopping. Rising interest rates and supply chain shortages also weighed on the industry, in addition to investors’ concerns about the impact of inflation on consumer spending.

The financials sector also detracted from the Index’s performance as bank stocks dropped on concerns about the economy’s resilience amid rising interest rates. Some banks increased their expenses for loans expected to become delinquent, while revenues from services such as commercial and personal banking dropped. The capital markets industry declined despite continued growth in assets under management. In addition, stocks in the materials sector retreated, driven primarily by a decline in the metals and mining industry as costs for energy and raw materials rose.

On the upside, stocks in the energy sector contributed to the Index’s performance. Rising oil and natural gas prices strengthened the revenues and profits of Canadian energy companies. Strong cash flows allowed the oil, gas, and consumable fuels industry to reduce debt levels while also rewarding shareholders by buying back stock and increasing dividend payments.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	36.5%
Energy	19.6
Industrials	11.8
Materials	10.6
Information Technology	5.7
Consumer Staples	4.7
Utilities	4.2
Consumer Discretionary	3.7
Communication Services	2.5
Other (each representing less than 1%)	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Royal Bank of Canada	7.5%
Toronto-Dominion Bank (The)	6.6
Enbridge Inc.	4.7
Canadian National Railway Co.	4.0
Canadian Pacific Railway Ltd.	3.9
Brookfield Asset Management Inc., Class A	3.8
Bank of Nova Scotia (The)	3.8
Canadian Natural Resources Ltd.	3.6
Bank of Montreal	3.5
Nutrien Ltd.	2.9

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Japan ETF

Investment Objective

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(19.81)%	1.41%	5.73%	(19.81)%	7.23%	74.54%
Fund Market	(19.84)	1.29	5.64	(19.84)	6.64	73.05
Index	(18.96)	1.97	6.23	(18.96)	10.23	83.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 862.50	$ 2.35		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan declined during the reporting period, as supply chain disruptions, rising energy costs, and slowing exports restricted growth. The Bank of Japan kept short-term interest rates negative even as the Fed and other central banks raised interest rates. This difference led to a substantial decrease in the Japanese yen’s value relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars.

The industrials sector detracted the most from the Index’s performance amid a notable slowdown in industrial production. Although currency weakness has historically aided industrial exporters, recent increases in offshore production limited the benefits. Japanese exports to China, the country’s largest export market, slowed amid China’s coronavirus pandemic-related restrictions, which idled factories and warehouses and slowed deliveries of goods. Industrial machinery stocks detracted notably as Japan’s industrial production fell significantly amid ongoing parts and labor shortages. Professional services companies that rely heavily on internet technology also declined, despite strong earnings growth, as their close identification with the information technology sector made them vulnerable to its stock price volatility.

The information technology sector detracted meaningfully from the Index’s return, most notably the technology hardware and equipment industry. A decline in demand for sensors and smart technology among retailers and automobile manufacturers amid changes in consumer purchasing behavior and reduced automobile production negatively affected makers of electronic equipment and instruments.

Consumer discretionary stocks also detracted notably from performance. Consumer electronics companies declined as production slowed amid the global semiconductor shortage and investor concerns about the risk of recession and the outlook for profits. Automobile manufacturers also declined as cost pressures outweighed strong vehicle sales and the export benefits of a weaker currency.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	22.6%
Consumer Discretionary	18.9
Information Technology	13.5
Financials	10.2
Health Care	9.8
Communication Services	8.4
Consumer Staples	6.5
Materials	4.6
Real Estate	3.5
Utilities	1.1
Energy	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Toyota Motor Corp.	5.1%
Sony Group Corp.	3.3
Keyence Corp.	2.4
Mitsubishi UFJ Financial Group Inc.	2.0
Daiichi Sankyo Co. Ltd.	1.7
KDDI Corp.	1.6
Hitachi Ltd.	1.6
SoftBank Group Corp.	1.6
Tokyo Electron Ltd.	1.5
Recruit Holdings Co. Ltd.	1.5

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Mexico ETF

Investment Objective

The iShares MSCI Mexico ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(10.98)%	(2.60)%	(1.20)%	(10.98)%	(12.36)%	(11.40)%
Fund Market	(10.85)	(2.56)	(1.28)	(10.85)	(12.14)	(12.10)
Index	(10.65)	(2.20)	(0.96)	(10.65)	(10.52)	(9.22)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 893.30	$ 2.39		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Mexico ETF

Portfolio Management Commentary

Mexican stocks declined for the reporting period, as deceleration in global economic growth, ongoing supply-chain bottlenecks, higher inflation, and less accommodative monetary policy led to weak economic growth and declining growth expectations. Rising food prices drove inflation higher, sapping economic growth, as food represents a significant portion of household budgets in Mexico. To combat inflation, the Mexican central bank raised interest rates, while food and grocery companies agreed to limit price increases on certain staples.

The materials sector was the largest detractor from the Index’s performance, as rising energy prices and supply chain constraints drove up input costs. One of the world’s largest suppliers of concrete declined sharply, as the company contended with disruptions to shipping and fuel shortages, in addition to rising energy costs. Although the company increased prices to offset higher production costs, weakening demand for its products reduced profits and prompted the company to lower its earnings forecast.

The communication sector also detracted from the Index’s return, driven by the media and telecommunication industries. Mexico’s largest broadcaster merged the content arm of its business with a U.S.-based television network, helping the company’s strategic shift toward providing broadband services. However, the stock fell sharply amid modest investor expectations for post-merger growth in the content business and a broad-based reassessment of investment risk and valuation. Similarly, a multinational wireless communications company declined despite strong operating performance, reflecting concerns about inflation and exposure to the Mexican peso.

On the upside, a large Mexican bank in the financials sector boosted performance. Investors reacted positively to the bank’s proposed strategic shifts, including selling its private equity business, acquiring a prominent U.S. bank’s Mexican banking operations, and expanding its stock buyback program.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Staples	30.1%
Communication Services	18.7
Financials	16.9
Industrials	13.6
Materials	12.0
Real Estate	6.7
Consumer Discretionary	1.4
Health Care	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

America Movil SAB de CV, Series L	15.4%
Wal-Mart de Mexico SAB de CV	10.8
Grupo Financiero Banorte SAB de CV, Class O	9.6
Fomento Economico Mexicano SAB de CV	7.4
Grupo Mexico SAB de CV, Series B	4.7
Cemex SAB de CV	4.0
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3.7
Grupo Bimbo SAB de CV, Series A	3.2
Grupo Aeroportuario del Sureste SAB de CV, Class B	3.0
Grupo Financiero Inbursa SAB de CV, Class O	2.5

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI South Korea ETF

Investment Objective

The iShares MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(31.39)%	(1.22)%	2.06%	(31.39)%	(5.94)%	22.64%
Fund Market	(31.76)	(1.46)	1.91	(31.76)	(7.11)	20.77
Index	(30.70)	(0.66)	2.68	(30.70)	(3.27)	30.23

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 810.90	$ 2.65		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI South Korea ETF

Portfolio Management Commentary

Stocks in South Korea declined sharply during the reporting period as economic growth slowed amid surging inflation, rising interest rates, and an unsteady export market. Trade accounts for approximately 80% of South Korea’s economic output, and exports fluctuated widely amid global economic uncertainty and renewed COVID-19 pandemic restrictions in China. South Korea’s inflation rate, mirroring global price gains, neared the highest level in almost a quarter-century. The Bank of Korea responded by steadily raising interest rates. The declining value of the South Korean won relative to the U.S. dollar also diminished South Korean equity values in U.S. dollar terms.

The information technology sector detracted the most from the Index’s return, driven by the technology hardware, storage, and peripherals industry. South Korea’s exports of technology products declined for the first time since the height of the coronavirus pandemic as global demand cooled while economic concerns mounted. Earnings at the country’s largest electronics company fell short of expectations as renewed pandemic restrictions reduced sales. Microchip revenue decreased late in the period as consumer demand for smartphones, televisions, and personal computers weakened.

The communications sector also detracted from the Index’s performance, particularly the interactive media and services industry. Profits declined for online search, content, and product platforms. Sales decreased as business normalized following strong pandemic-related growth. Subscription sales on messaging apps also fell, partly due to billing changes instituted by a large provider of smartphone operating systems. The consumer discretionary sector also weighed on performance. Investors grew concerned about the impact of microchip shortages, inflation, and the war in Ukraine on large automakers, and their stocks declined.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	34.6%
Consumer Discretionary	12.3
Industrials	11.7
Financials	10.2
Materials	9.6
Communication Services	8.3
Health Care	6.3
Consumer Staples	4.0
Energy	2.3
Utilities	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Samsung Electronics Co. Ltd.	22.2%
SK Hynix Inc.	5.4
Samsung SDI Co. Ltd.	3.6
LG Chem Ltd.	3.2
NAVER Corp.	3.2
Hyundai Motor Co.	3.0
Kia Corp.	2.4
Kakao Corp.	2.3
POSCO Holdings Inc.	2.2
KB Financial Group Inc.	2.1

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2022	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Qantas Airways Ltd.(a)	1,333,264	$4,791,388

Banks — 24.8%
Australia & New Zealand Banking Group Ltd.	4,317,356	66,740,038
Commonwealth Bank of Australia	2,471,908	163,349,130
National Australia Bank Ltd.	4,649,689	96,416,558
Westpac Banking Corp.	5,074,285	74,477,911

		400,983,637

Beverages — 0.6%
Treasury Wine Estates Ltd.	1,042,026	9,347,252

Biotechnology — 8.6%
CSL Ltd.	697,810	139,574,283

Capital Markets — 4.8%
ASX Ltd.	280,724	14,943,575
Macquarie Group Ltd.	527,569	63,125,338

		78,068,913

Chemicals — 0.4%
Orica Ltd.	649,826	6,797,274

Commercial Services & Supplies — 1.1%
Brambles Ltd.	2,080,509	17,510,032

Construction Materials — 0.9%
James Hardie Industries PLC	646,116	14,644,460

Diversified Consumer Services — 0.4%
IDP Education Ltd.	301,217	5,929,935

Diversified Telecommunication Services — 1.0%
Telstra Corp. Ltd.	5,882,425	15,907,508

Electric Utilities — 0.7%
Origin Energy Ltd.	2,541,348	10,823,748

Equity Real Estate Investment Trusts (REITs) — 5.5%
BGP Holdings PLC, NVS(b)	18,888,372	190
Dexus	1,552,152	9,180,939
Goodman Group	2,433,551	32,361,323
GPT Group (The)	2,789,844	7,949,670
Mirvac Group	5,690,647	8,104,231
Scentre Group	7,530,795	14,965,910
Stockland	3,473,550	8,544,460
Vicinity Centres	5,582,930	7,309,223

		88,415,946

Food & Staples Retailing — 4.7%
Coles Group Ltd.	1,934,577	23,155,284
Endeavour Group Ltd./Australia	1,953,664	9,668,320
Woolworths Group Ltd.	1,758,501	43,351,846

		76,175,450

Gas Utilities — 0.8%
APA Group	1,712,308	12,912,210

Health Care Equipment & Supplies — 0.9%
Cochlear Ltd.	95,477	13,899,252

Health Care Providers & Services — 1.8%
Ramsay Health Care Ltd.	265,715	12,949,853
Sonic Healthcare Ltd.	660,929	15,283,973

		28,233,826

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.1%
Aristocrat Leisure Ltd.	872,272	$21,053,529
Domino’s Pizza Enterprises Ltd.	87,438	3,768,760
Lottery Corp. Ltd. (The)(a)	3,236,989	9,729,388

		34,551,677

Insurance — 3.3%
Insurance Australia Group Ltd.	3,557,044	11,239,917
Medibank Pvt Ltd.	3,976,660	10,017,077
QBE Insurance Group Ltd.	2,144,632	17,583,316
Suncorp Group Ltd.	1,832,214	13,531,356

		52,371,666

Interactive Media & Services — 0.8%
REA Group Ltd.	76,251	6,575,770
SEEK Ltd.	490,489	6,920,154

		13,495,924

IT Services — 0.8%
Computershare Ltd.	788,589	13,151,849

Metals & Mining — 20.5%
BHP Group Ltd.	7,333,364	200,054,189
BlueScope Steel Ltd.	694,751	7,794,982
Evolution Mining Ltd.	2,645,093	4,250,803
Fortescue Metals Group Ltd.	2,450,774	30,457,166
Mineral Resources Ltd.	245,695	10,468,430
Newcrest Mining Ltd.	1,295,192	15,570,355
Northern Star Resources Ltd.	1,695,257	8,959,838
Rio Tinto Ltd.	538,043	34,172,924
South32 Ltd.	6,737,408	18,552,847

		330,281,534

Multiline Retail — 3.3%
Wesfarmers Ltd.	1,643,759	52,582,107

Oil, Gas & Consumable Fuels — 6.3%
Ampol Ltd.	347,216	8,161,095
Santos Ltd.	4,657,557	24,863,357
Washington H Soul Pattinson & Co. Ltd.	312,434	5,445,137
Woodside Energy Group Ltd.	2,750,675	63,894,086

		102,363,675

Real Estate Management & Development — 0.4%
Lendlease Corp. Ltd.	993,684	6,924,501

Road & Rail — 0.4%
Aurizon Holdings Ltd.	2,656,571	6,718,817

Software — 1.2%
WiseTech Global Ltd.	213,854	8,447,120
Xero Ltd.(a)	194,346	11,433,203

		19,880,323

Trading Companies & Distributors — 0.2%
Reece Ltd.	325,034	3,518,958

Transportation Infrastructure — 2.6%
Transurban Group	4,450,325	42,222,291

Total Long-Term Investments — 99.2% (Cost: $1,925,949,943)		1,602,078,436

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	130,000	$130,000

Total Short-Term Securities — 0.0% (Cost: $130,000)		130,000

Total Investments in Securities — 99.2% (Cost: $1,926,079,943)		1,602,208,436

Other Assets Less Liabilities — 0.8%		13,201,273

Net Assets — 100.0%		$1,615,409,709

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$5,510	(b)	$—		$(5,510)	$—	$—	—	$222,041	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	750,000	—		(620,000	)(b)	—	—	130,000	130,000	4,841		—

						$(5,510)	$—	$130,000		$226,882		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SPI 200 Index	121	09/15/22	$14,150	$4,557

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,557	$—	$—	$—	$4,557

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$141,105	$—	$—	$—	$141,105

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(60,731)	$—	$—	$—	$(60,731)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$15,903,956

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$1,602,078,246	$190	$1,602,078,436
Money Market Funds	130,000	—	—	130,000

	$130,000	$1,602,078,246	$190	$1,602,208,436

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$4,557	$—	$4,557

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
CAE Inc.(a)	657,462	$12,004,370

Airlines — 0.1%
Air Canada(a)(b)	364,977	4,916,011

Auto Components — 0.9%
Magna International Inc.	580,158	33,514,743

Banks — 24.9%
Bank of Montreal	1,386,622	128,014,556
Bank of Nova Scotia (The)	2,476,098	136,912,656
Canadian Imperial Bank of Commerce	1,864,190	88,159,928
National Bank of Canada	696,608	46,086,930
Royal Bank of Canada	2,930,541	272,514,541
Toronto-Dominion Bank (The)	3,760,783	241,937,454

		913,626,065

Capital Markets — 4.5%
Brookfield Asset Management Inc., Class A	2,909,469	139,962,882
IGM Financial Inc.	174,193	4,741,615
Onex Corp.	152,041	7,518,988
TMX Group Ltd.	115,134	11,562,930

		163,786,415

Chemicals — 2.9%
Nutrien Ltd.	1,139,963	104,652,483

Commercial Services & Supplies — 0.7%
GFL Environmental Inc.	374,200	10,542,049
Ritchie Bros Auctioneers Inc.	228,758	15,846,806

		26,388,855

Construction & Engineering — 0.8%
WSP Global Inc.	256,597	30,578,290

Containers & Packaging — 0.4%
CCL Industries Inc., Class B, NVS	311,426	15,275,489

Diversified Telecommunication Services — 0.8%
BCE Inc.	150,271	7,251,819
TELUS Corp.	941,711	21,209,739

		28,461,558

Electric Utilities — 2.4%
Emera Inc.	545,092	25,221,945
Fortis Inc.	986,029	43,499,844
Hydro One Ltd.(b)(c)	681,097	18,441,245

		87,163,034

Equity Real Estate Investment Trusts (REITs) — 0.3%
Canadian Apartment Properties REIT	177,397	6,033,673
RioCan REIT	316,989	4,858,559

		10,892,232

Food & Staples Retailing — 4.3%
Alimentation Couche-Tard Inc.	1,715,638	73,727,954
Empire Co. Ltd., Class A, NVS	338,774	9,649,778
George Weston Ltd.	150,958	17,258,418
Loblaw Companies Ltd.	343,688	30,374,132
Metro Inc.	497,053	26,144,151

		157,154,433

Food Products — 0.4%
Saputo Inc.	516,274	13,109,786

Security	Shares	Value

Gas Utilities — 0.3%
AltaGas Ltd.	576,252	$12,425,825

Hotels, Restaurants & Leisure — 1.0%
Restaurant Brands International Inc.	605,922	35,768,936

Independent Power and Renewable Electricity Producers — 0.7%
Brookfield Renewable Corp., Class A	265,961	10,220,468
Northland Power Inc.	477,408	16,343,141

		26,563,609

Insurance — 6.9%
Fairfax Financial Holdings Ltd.	47,970	23,914,324
Great-West Lifeco Inc.	575,802	13,525,330
iA Financial Corp. Inc.	223,131	11,986,060
Intact Financial Corp.	363,494	52,655,220
Manulife Financial Corp.	3,982,435	68,893,230
Power Corp. of Canada	1,153,365	29,656,326
Sun Life Financial Inc.	1,210,456	53,326,976

		253,957,466

IT Services — 3.1%
CGI Inc.(a)	450,621	35,683,240
Nuvei Corp.(a)(c)	135,871	4,157,807
Shopify Inc., Class A(a)	2,361,184	74,753,897

		114,594,944

Leisure Products — 0.2%
BRP Inc.	78,417	5,438,767

Media — 0.9%
Quebecor Inc., Class B	335,237	7,241,538
Shaw Communications Inc., Class B, NVS	985,735	25,278,528

		32,520,066

Metals & Mining — 7.0%
Agnico Eagle Mines Ltd.	943,060	38,889,960
Barrick Gold Corp.	3,680,912	54,652,441
First Quantum Minerals Ltd.	1,212,833	21,461,331
Franco-Nevada Corp.	395,913	47,599,393
Ivanhoe Mines Ltd., Class A(a)	1,249,997	8,032,874
Kinross Gold Corp.	2,663,241	8,739,916
Lundin Mining Corp.	1,366,748	7,107,693
Pan American Silver Corp.	433,896	6,455,498
Teck Resources Ltd., Class B	989,637	33,516,621
Wheaton Precious Metals Corp.	934,352	28,521,089

		254,976,816

Multi-Utilities — 0.7%
Algonquin Power & Utilities Corp.	1,396,188	19,177,852
Canadian Utilities Ltd., Class A, NVS	263,670	8,066,593

		27,244,445

Multiline Retail — 1.3%
Canadian Tire Corp. Ltd., Class A, NVS	116,064	13,650,897
Dollarama Inc.	574,386	34,978,789

		48,629,686

Oil, Gas & Consumable Fuels — 19.6%
ARC Resources Ltd.	1,418,806	19,585,756
Cameco Corp.	823,590	24,005,045
Canadian Natural Resources Ltd.	2,387,713	130,898,341
Cenovus Energy Inc.	2,869,490	53,835,028
Enbridge Inc.	4,190,302	172,799,906
Imperial Oil Ltd.	483,767	23,743,572
Keyera Corp.	454,733	11,204,294
Parkland Corp.	319,012	7,831,078

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pembina Pipeline Corp.	1,136,854	$40,147,172
Suncor Energy Inc.	2,969,666	96,075,767
TC Energy Corp.	2,027,977	97,727,692
Tourmaline Oil Corp.	656,859	38,835,879

		716,689,530

Paper & Forest Products — 0.3%
West Fraser Timber Co. Ltd.	126,004	11,273,057

Pharmaceuticals — 0.1%
Bausch Health Companies Inc.(a)	557,169	3,342,972

Professional Services — 1.1%
Thomson Reuters Corp.	352,595	38,826,123

Real Estate Management & Development — 0.3%
FirstService Corp.	82,140	10,275,083

Road & Rail — 8.3%
Canadian National Railway Co.	1,215,176	144,514,668
Canadian Pacific Railway Ltd.	1,922,439	143,917,617
TFI International Inc.	171,003	17,060,588

		305,492,873

Software — 2.5%
BlackBerry Ltd.(a)	1,119,669	6,649,726
Constellation Software Inc.	41,609	62,635,113
Lightspeed Commerce Inc.(a)	278,728	5,333,258
Open Text Corp.	558,534	17,593,598

		92,211,695

Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear Inc.	388,300	11,483,285

Trading Companies & Distributors — 0.4%
Toromont Industries Ltd.	169,745	13,139,130

Security	Shares	Value

Wireless Telecommunication Services — 0.9%
Rogers Communications Inc., Class B, NVS	730,546	$31,455,725

Total Long-Term Investments — 99.6% (Cost: $4,200,090,386)		3,647,833,797

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	9,237,393	9,240,164
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	1,160,000	1,160,000

Total Short-Term Securities — 0.3% (Cost: $10,394,532)		10,400,164

Total Investments in Securities — 99.9% (Cost: $4,210,484,918)		3,658,233,961

Other Assets Less Liabilities — 0.1%		3,990,617

Net Assets — 100.0%		$3,662,224,578

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,373,472	$—	$(132,475	)(a)	$(6,465)	$5,632	$9,240,164	9,237,393	$129,542(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,600,000	—	(440,000	)(a)	—	—	1,160,000	1,160,000	9,242		—

					$(6,465)	$5,632	$10,400,164		$138,784		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Canada ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	85	09/15/22	$15,080	$(70,094)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts

Unrealized depreciation on futures contracts(a)	$—	$—	$70,094	$—	$—	$—	$70,094

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(481,462)	$—	$—	$—	$(481,462)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(333,661)	$—	$—	$—	$(333,661)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$12,739,076

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,647,833,797	$—	$—	$3,647,833,797
Money Market Funds	10,400,164	—	—	10,400,164

	$3,658,233,961	$—	$—	$3,658,233,961

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(70,094)	$—	$—	$(70,094)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2022	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
Nippon Express Holdings Inc.	238,600	$13,128,417
SG Holdings Co. Ltd.	896,600	14,871,662
Yamato Holdings Co. Ltd.	905,200	14,111,217

		42,111,296

Airlines — 0.2%
ANA Holdings Inc.(a)	496,800	9,551,649
Japan Airlines Co. Ltd.(a)	448,900	8,210,527

		17,762,176

Auto Components — 2.0%
Aisin Corp.	457,600	13,606,583
Bridgestone Corp.	1,779,200	68,275,341
Denso Corp.	1,350,000	73,683,938
Koito Manufacturing Co. Ltd.	325,500	11,120,524
Sumitomo Electric Industries Ltd.	2,229,400	25,536,864

		192,223,250

Automobiles — 8.2%
Honda Motor Co. Ltd.	5,090,000	135,507,325
Isuzu Motors Ltd.	1,818,900	22,590,151
Mazda Motor Corp.	1,769,300	15,669,102
Nissan Motor Co. Ltd.	7,238,300	28,476,866
Subaru Corp.	1,915,100	34,811,530
Suzuki Motor Corp.	1,149,200	40,165,838
Toyota Motor Corp.	33,109,600	495,486,982
Yamaha Motor Co. Ltd.	925,200	19,174,110

		791,881,904

Banks — 5.1%
Chiba Bank Ltd. (The)	1,653,200	8,930,316
Concordia Financial Group Ltd.	3,393,900	10,762,879
Japan Post Bank Co. Ltd.(b)	1,285,200	9,368,402
Mitsubishi UFJ Financial Group Inc.	37,321,580	193,473,103
Mizuho Financial Group Inc.	7,516,658	86,068,547
Resona Holdings Inc.	6,737,900	24,803,853
Shizuoka Bank Ltd. (The)	1,390,500	8,046,624
Sumitomo Mitsui Financial Group Inc.	4,068,300	122,713,191
Sumitomo Mitsui Trust Holdings Inc.	1,051,332	32,699,777

		496,866,692

Beverages — 1.2%
Asahi Group Holdings Ltd.	1,421,900	47,673,806
Ito En Ltd.	164,600	7,223,822
Kirin Holdings Co. Ltd.	2,564,000	42,207,973
Suntory Beverage & Food Ltd.	433,100	15,819,690

		112,925,291

Building Products — 1.9%
AGC Inc.	602,300	20,441,430
Daikin Industries Ltd.	777,900	135,795,731
Lixil Corp.	929,400	16,161,772
TOTO Ltd.	440,600	15,186,957

		187,585,890

Capital Markets — 0.9%
Daiwa Securities Group Inc.	4,232,100	18,474,068
Japan Exchange Group Inc.	1,567,700	23,362,200
Nomura Holdings Inc.	9,069,900	32,841,114
SBI Holdings Inc/Japan	761,810	14,969,683

		89,647,065

Chemicals — 3.5%
Asahi Kasei Corp.	3,906,900	28,550,796
JSR Corp.	562,200	12,540,896

Security	Shares	Value

Chemicals (continued)
Mitsubishi Chemical Group Corp.	3,979,900	$20,894,307
Mitsui Chemicals Inc.	572,000	12,850,278
Nippon Paint Holdings Co. Ltd.	2,578,300	19,884,725
Nippon Sanso Holdings Corp.	540,800	9,835,601
Nissan Chemical Corp.	399,800	20,142,953
Nitto Denko Corp.	444,200	27,377,275
Shin-Etsu Chemical Co. Ltd.	1,170,800	135,968,207
Sumitomo Chemical Co. Ltd.	4,636,100	18,249,198
Toray Industries Inc.	4,330,200	24,710,016
Tosoh Corp.	811,300	10,489,975

		341,494,227

Commercial Services & Supplies — 0.7%
Dai Nippon Printing Co. Ltd.	689,500	14,513,172
Secom Co. Ltd.	655,400	41,755,018
Toppan Inc.	815,100	12,800,852

		69,069,042

Construction & Engineering — 0.6%
Kajima Corp.	1,380,900	14,530,567
Obayashi Corp.	2,020,200	13,972,891
Shimizu Corp.	1,720,600	9,434,846
Taisei Corp.	591,700	17,940,060

		55,878,364

Diversified Financial Services — 0.7%
Mitsubishi HC Capital Inc.	2,057,700	9,972,163
ORIX Corp.	3,743,300	61,530,033

		71,502,196

Diversified Telecommunication Services — 1.1%
Nippon Telegraph & Telephone Corp.	3,724,200	100,941,728

Electric Utilities — 0.6%
Chubu Electric Power Co. Inc.	2,003,100	20,369,143
Kansai Electric Power Co. Inc. (The)	2,189,800	21,222,766
Tokyo Electric Power Co. Holdings Inc.(a)	4,751,000	18,554,877

		60,146,786

Electrical Equipment — 1.8%
Fuji Electric Co. Ltd.	394,300	17,034,606
Mitsubishi Electric Corp.	6,021,900	60,882,221
Nidec Corp.	1,393,900	92,599,539

		170,516,366

Electronic Equipment, Instruments & Components — 5.6%
Azbil Corp.	378,500	10,784,745
Hamamatsu Photonics KK	436,800	18,519,730
Hirose Electric Co. Ltd.	98,958	14,022,101
Ibiden Co. Ltd.	349,600	11,095,968
Keyence Corp.	607,504	228,101,832
Kyocera Corp.	999,700	55,567,093
Murata Manufacturing Co. Ltd.	1,790,000	96,385,079
Omron Corp.	578,600	30,449,559
Shimadzu Corp.	737,800	21,548,230
TDK Corp.	1,208,800	42,262,327
Yokogawa Electric Corp.	711,500	12,418,033

		541,154,697

Entertainment — 2.4%
Capcom Co. Ltd.	548,100	14,960,231
Koei Tecmo Holdings Co. Ltd.	183,160	6,140,696
Konami Group Corp.	289,600	14,697,106
Nexon Co. Ltd.	1,542,800	30,720,364
Nintendo Co. Ltd.	344,100	140,856,217
Square Enix Holdings Co. Ltd.	266,000	11,549,987

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Toho Co. Ltd./Tokyo	347,200	$13,186,232

		232,110,833

Equity Real Estate Investment Trusts (REITs) — 1.3%
Daiwa House REIT Investment Corp.	6,846	15,826,559
GLP J-Reit	13,243	16,132,458
Japan Metropolitan Fund Invest	21,746	17,270,170
Japan Real Estate Investment Corp.	3,875	17,947,357
Nippon Building Fund Inc.	4,767	23,744,233
Nippon Prologis REIT Inc.	6,675	16,792,504
Nomura Real Estate Master Fund Inc.	13,177	16,116,289

		123,829,570

Food & Staples Retailing — 1.6%
Aeon Co. Ltd.	2,034,900	39,692,230
Kobe Bussan Co. Ltd.	466,900	11,889,796
Seven & i Holdings Co. Ltd.	2,348,180	93,282,592
Welcia Holdings Co. Ltd.	289,500	6,063,111

		150,927,729

Food Products — 1.3%
Ajinomoto Co. Inc.	1,454,300	40,196,620
Kikkoman Corp.	453,800	27,749,189
MEIJI Holdings Co. Ltd.	357,056	17,009,749
Nisshin Seifun Group Inc.	617,275	6,946,767
Nissin Foods Holdings Co. Ltd.	194,300	13,901,463
Yakult Honsha Co. Ltd.	398,600	23,575,474

		129,379,262

Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	1,170,100	19,708,454
Tokyo Gas Co. Ltd.	1,236,800	23,203,853

		42,912,307

Health Care Equipment & Supplies — 3.2%
Asahi Intecc Co. Ltd.	675,100	12,008,397
Hoya Corp.	1,142,000	116,457,465
Olympus Corp.	3,845,900	81,907,043
Sysmex Corp.	521,900	31,902,166
Terumo Corp.	2,011,800	64,582,123

		306,857,194

Health Care Technology — 0.5%
M3 Inc.	1,374,300	44,021,372

Hotels, Restaurants & Leisure — 1.1%
McDonald’s Holdings Co. Japan Ltd.	266,400	9,521,888
Oriental Land Co. Ltd./Japan	623,000	92,881,477

		102,403,365

Household Durables — 4.6%
Iida Group Holdings Co. Ltd.	458,880	6,990,056
Open House Group Co. Ltd.	254,400	9,956,695
Panasonic Holdings Corp.	6,882,015	55,843,313
Sekisui Chemical Co. Ltd.	1,172,500	15,985,055
Sekisui House Ltd.	1,919,100	32,633,574
Sharp Corp./Japan	761,000	5,447,651
Sony Group Corp.	3,937,300	313,028,339

		439,884,683

Household Products — 0.5%
Unicharm Corp.	1,255,200	43,620,336

Industrial Conglomerates — 2.0%
Hitachi Ltd.	3,023,000	151,035,248
Toshiba Corp.	1,214,800	44,988,848

		196,024,096

Security	Shares	Value

Insurance — 3.3%
Dai-ichi Life Holdings Inc.	3,059,000	$52,853,422
Japan Post Holdings Co. Ltd.	7,422,900	51,208,965
Japan Post Insurance Co. Ltd.	617,600	9,460,153
MS&AD Insurance Group Holdings Inc.	1,387,740	41,404,499
Sompo Holdings Inc.	973,750	41,750,729
T&D Holdings Inc.	1,647,800	17,995,974
Tokio Marine Holdings Inc.	1,910,700	105,889,776

		320,563,518

Interactive Media & Services — 0.3%
Kakaku.com Inc.	412,400	7,591,413
Z Holdings Corp.	8,296,200	24,389,773

		31,981,186

Internet & Direct Marketing Retail — 0.2%
Rakuten Group Inc.	2,707,200	13,138,743
ZOZO Inc.	388,200	8,580,469

		21,719,212

IT Services — 2.5%
Fujitsu Ltd.	612,600	72,086,606
GMO Payment Gateway Inc.	130,848	10,376,804
Itochu Techno-Solutions Corp.	298,100	7,523,176
NEC Corp.	767,300	27,984,700
Nomura Research Institute Ltd.	1,046,812	28,173,676
NTT Data Corp.	1,965,500	27,659,218
Obic Co. Ltd.	217,100	32,108,904
Otsuka Corp.	353,500	11,426,511
SCSK Corp.	485,100	7,899,026
TIS Inc.	703,900	20,044,766

		245,283,387

Leisure Products — 1.1%
Bandai Namco Holdings Inc.	621,498	46,635,097
Shimano Inc.	229,400	40,583,013
Yamaha Corp.	438,600	17,109,288

		104,327,398

Machinery — 5.1%
Daifuku Co. Ltd.	316,000	18,434,818
FANUC Corp.	597,700	96,288,977
Hitachi Construction Machinery Co. Ltd.	334,700	6,880,644
Hoshizaki Corp.	338,700	10,062,260
Komatsu Ltd.	2,880,500	60,256,414
Kubota Corp.	3,179,800	49,383,018
Kurita Water Industries Ltd.	325,700	12,672,136
Makita Corp.	695,200	16,346,753
MINEBEA MITSUMI Inc.	1,126,500	19,361,241
MISUMI Group Inc.	882,400	21,659,496
Mitsubishi Heavy Industries Ltd.	998,300	38,485,066
NGK Insulators Ltd.	790,300	11,283,486
SMC Corp.	178,800	84,827,959
Toyota Industries Corp.	457,200	25,554,191
Yaskawa Electric Corp.	746,100	24,295,169

		495,791,628

Marine — 0.7%
Mitsui OSK Lines Ltd.	1,070,200	27,882,555
Nippon Yusen KK	503,200	38,381,157

		66,263,712

Media — 0.4%
CyberAgent Inc.	1,335,200	13,017,226
Dentsu Group Inc.	672,500	21,657,867

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Hakuhodo DY Holdings Inc.	720,400	$6,427,043

		41,102,136

Metals & Mining — 0.9%
Hitachi Metals Ltd.(a)	666,600	10,030,160
JFE Holdings Inc.	1,528,350	16,419,908
Nippon Steel Corp.	2,516,870	39,756,742
Sumitomo Metal Mining Co. Ltd.	768,200	24,172,656

		90,379,466

Multiline Retail — 0.2%
Pan Pacific International Holdings Corp.	1,184,800	21,273,793

Oil, Gas & Consumable Fuels — 0.9%
ENEOS Holdings Inc.	9,563,795	36,140,855
Idemitsu Kosan Co. Ltd.	646,729	17,052,467
Inpex Corp.	3,243,700	37,285,122

		90,478,444

Paper & Forest Products — 0.1%
Oji Holdings Corp.	2,525,800	10,077,629

Personal Products — 1.4%
Kao Corp.	1,479,700	64,071,421
Kobayashi Pharmaceutical Co. Ltd.	165,400	9,373,455
Kose Corp.	103,900	9,784,686
Shiseido Co. Ltd.	1,246,400	47,081,274

		130,310,836

Pharmaceuticals — 6.2%
Astellas Pharma Inc.	5,731,750	81,263,487
Chugai Pharmaceutical Co. Ltd.	2,088,600	53,902,738
Daiichi Sankyo Co. Ltd.	5,459,907	164,079,972
Eisai Co. Ltd.	785,000	32,006,941
Kyowa Kirin Co. Ltd.	842,300	18,879,914
Nippon Shinyaku Co. Ltd.	152,900	8,363,561
Ono Pharmaceutical Co. Ltd.	1,152,500	27,510,362
Otsuka Holdings Co. Ltd.	1,216,500	39,734,018
Shionogi & Co. Ltd.	825,500	40,304,936
Takeda Pharmaceutical Co. Ltd.	4,683,500	129,452,168

		595,498,097

Professional Services — 1.7%
Nihon M&A Center Holdings Inc.	943,900	11,697,983
Persol Holdings Co. Ltd.	552,000	11,080,957
Recruit Holdings Co. Ltd.	4,500,800	143,083,101

		165,862,041

Real Estate Management & Development — 2.2%
Daito Trust Construction Co. Ltd.	200,000	19,675,502
Daiwa House Industry Co. Ltd.	1,865,100	41,698,440
Hulic Co. Ltd.	1,199,600	9,090,517
Mitsubishi Estate Co. Ltd.	3,678,300	49,535,160
Mitsui Fudosan Co. Ltd.	2,840,400	57,491,423
Nomura Real Estate Holdings Inc.	368,300	9,048,346
Sumitomo Realty & Development Co. Ltd.	962,600	23,541,260

		210,080,648

Road & Rail — 2.5%
Central Japan Railway Co.	449,600	52,931,400
East Japan Railway Co.	942,200	48,802,795
Hankyu Hanshin Holdings Inc.	713,200	21,387,812
Keio Corp.	320,600	12,198,939
Keisei Electric Railway Co. Ltd.	428,600	11,956,351
Kintetsu Group Holdings Co. Ltd.	535,400	18,180,411
Odakyu Electric Railway Co. Ltd.	916,400	12,518,977

Security	Shares	Value

Road & Rail (continued)
Tobu Railway Co. Ltd.	586,500	$13,856,717
Tokyu Corp.	1,658,300	19,713,444
West Japan Railway Co.	685,000	26,659,089

		238,205,935

Semiconductors & Semiconductor Equipment — 3.1%
Advantest Corp.	589,700	33,397,857
Disco Corp.	90,900	22,071,409
Lasertec Corp.	235,100	32,548,991
Renesas Electronics Corp.(a)	3,629,600	34,367,037
Rohm Co. Ltd.	271,900	20,343,005
SUMCO Corp.	1,088,300	14,771,356
Tokyo Electron Ltd.	466,252	146,233,843

		303,733,498

Software — 0.3%
Oracle Corp. Japan	119,900	7,142,593
Trend Micro Inc/Japan	416,500	25,643,093

		32,785,686

Specialty Retail — 1.6%
Fast Retailing Co. Ltd.	183,000	107,005,885
Hikari Tsushin Inc.	65,000	8,217,646
Nitori Holdings Co. Ltd.	249,500	23,852,566
USS Co. Ltd.	683,600	12,063,400

		151,139,497

Technology Hardware, Storage & Peripherals — 1.8%
Brother Industries Ltd.	735,200	14,069,896
Canon Inc.	3,116,850	74,646,366
FUJIFILM Holdings Corp.	1,122,100	56,965,406
Ricoh Co. Ltd.	1,788,400	14,055,835
Seiko Epson Corp.	869,100	13,656,874

		173,394,377

Tobacco — 0.7%
Japan Tobacco Inc.	3,738,800	63,348,042

Trading Companies & Distributors — 4.9%
ITOCHU Corp.	3,703,800	101,931,246
Marubeni Corp.	4,876,900	50,828,427
Mitsubishi Corp.	3,935,100	128,837,639
Mitsui & Co. Ltd.	4,349,400	102,076,600
MonotaRO Co. Ltd.	778,800	13,973,450
Sumitomo Corp.	3,509,400	49,361,800
Toyota Tsusho Corp.	661,800	23,168,377

		470,177,539

Wireless Telecommunication Services — 4.2%
KDDI Corp.	5,035,800	154,101,135
SoftBank Corp.	8,950,000	98,120,921
SoftBank Group Corp.	3,765,600	149,161,174

		401,383,230

Total Long-Term Investments — 99.7% (Cost: $11,918,363,126)		9,628,838,652

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(c)(d)(e)	1,574,704	1,575,176

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	1,910,000	$1,910,000

Total Short-Term Securities — 0.0% (Cost: $3,484,658)		3,485,176

Total Investments in Securities — 99.7% (Cost: $11,921,847,784)		9,632,323,828

Other Assets Less Liabilities — 0.3%		29,195,744

Net Assets — 100.0%		$9,661,519,572

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,457,264	$—	$(9,881,336	)(a)	$(1,358)	$606	$1,575,176	1,574,704	$23,995	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,320,000	—	(3,410,000	)(a)	—	—	1,910,000	1,910,000	20,389		—

					$(1,358)	$606	$3,485,176		$44,384		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	249	09/08/22	$34,918	$411,513

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$411,513	$—	$—	$—	$411,513

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,482,315)	$—	$—	$—	$(5,482,315)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$283,293	$—	$—	$—	$283,293

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$62,061,151

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$9,628,838,652	$—	$9,628,838,652
Money Market Funds	3,485,176	—	—	3,485,176

	$3,485,176	$9,628,838,652	$—	$9,632,323,828

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$411,513	$—	$411,513

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.6%

Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	5,840,905	$5,212,790

Auto Components — 0.5%
Nemak SAB de CV(a)(c)	18,341,789	3,878,392

Banks — 14.4%
Banco del Bajio SA(c)	4,982,660	10,392,444
Grupo Financiero Banorte SAB de CV, Class O	13,030,961	76,957,474
Grupo Financiero Inbursa SAB de CV, Class O(a)(b)	12,728,166	20,052,713
Regional SAB de CV(b)	1,674,900	9,042,706

		116,445,337

Beverages — 10.9%
Arca Continental SAB de CV	2,648,129	18,027,493
Coca-Cola Femsa SAB de CV	1,726,578	10,556,667
Fomento Economico Mexicano SAB de CV	9,517,210	59,649,969

		88,234,129

Building Products — 0.4%
Grupo Rotoplas SAB de CV(b)	2,302,170	3,083,044

Capital Markets — 0.7%
Bolsa Mexicana de Valores SAB de CV	3,316,487	5,990,468

Chemicals — 1.5%
Orbia Advance Corp. SAB de CV	6,226,842	11,751,149

Construction Materials — 4.8%
Cemex SAB de CV, NVS(a)	86,272,829	31,988,585
GCC SAB de CV	1,211,100	6,926,412

		38,914,997

Consumer Finance — 0.8%
Gentera SAB de CV	8,124,577	6,327,383

Diversified Telecommunication Services — 1.1%
Operadora De Sites Mexicanos SAB de CV(b)	8,741,546	8,704,014

Equity Real Estate Investment Trusts (REITs) — 5.6%
Concentradora Fibra Danhos SA de CV(b)	3,150,454	3,682,684
FIBRA Macquarie Mexico(c)	5,503,000	6,935,258
Fibra Uno Administracion SA de CV	18,234,900	19,088,876
PLA Administradora Industrial S. de RL de CV(b)	5,536,604	7,411,819
Prologis Property Mexico SA de CV	3,191,402	8,256,316

		45,374,953

Food & Staples Retailing — 12.1%
Grupo Comercial Chedraui SA de CV	1,616,400	4,605,334
La Comer SAB de CV(b)	3,609,271	6,012,317
Wal-Mart de Mexico SAB de CV(b)	26,580,033	86,865,181

		97,482,832

Food Products — 5.3%
Gruma SAB de CV, Class B(b)	1,269,260	13,830,722
Grupo Bimbo SAB de CV, Series A(b)	7,737,404	25,432,253
Grupo Herdez SAB de CV	2,003,024	3,154,690

		42,417,665

Hotels, Restaurants & Leisure — 0.9%
Alsea SAB de CV(a)	3,900,066	7,077,478

Household Products — 1.6%
Kimberly-Clark de Mexico SAB de CV, Class A(b)	9,458,554	12,812,346

Security	Shares	Value

Industrial Conglomerates — 2.7%
Alfa SAB de CV, Class A	18,401,500	$11,709,589
Grupo Carso SAB de CV, Series A1(b)	2,901,020	9,983,258

		21,692,847

Insurance — 0.8%
Qualitas Controladora SAB de CV	1,498,920	6,566,633

Media — 2.2%
Grupo Televisa SAB, CPO(b)	14,153,547	17,837,270

Metals & Mining — 5.6%
Grupo Mexico SAB de CV, Series B	9,922,986	37,571,061
Industrias Penoles SAB de CV	938,618	7,714,777

		45,285,838

Pharmaceuticals — 0.6%
Genomma Lab Internacional SAB de CV, Class B	6,271,513	5,127,035

Real Estate Management & Development — 1.0%
Corp Inmobiliaria Vesta SAB de CV	4,327,949	7,974,262

Road & Rail — 0.4%
Grupo Traxion SAB de CV(a)(b)(c)	2,817,600	3,086,612

Transportation Infrastructure — 9.5%
Grupo Aeroportuario del Centro Norte SAB de CV	1,838,405	12,021,516
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,090,449	29,763,204
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,136,120	24,063,424
Promotora y Operadora de Infraestructura SAB de CV	1,475,635	10,372,257

		76,220,401

Wireless Telecommunication Services — 15.4%
America Movil SAB de CV, Series L, NVS	145,213,418	123,759,183

Total Long-Term Investments — 99.4% (Cost: $1,119,299,047)		801,257,058

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	18,520,135	18,525,691
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	250,000	250,000

Total Short-Term Securities — 2.3% (Cost: $18,766,718)		18,775,691

Total Investments in Securities — 101.7% (Cost: $1,138,065,765)		820,032,749

Liabilities in Excess of Other Assets — (1.7)%		(13,889,430)

Net Assets — 100.0%		$806,143,319

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Mexico ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,378,609	$13,138,073	(a)	$—	$1,069	$7,940	$18,525,691	18,520,135	$45,406	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	70,000	(a)	—	—	—	250,000	250,000	3,059		—

					$1,069	$7,940	$18,775,691		$48,465		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mexican BOLSA Index	245	09/15/22	$5,458	$(351,773)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$351,773	$—	$—	$—	$351,773

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(408,283)	$—	$—	$—	$(408,283)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(367,917)	$—	$—	$—	$(367,917)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,646,530

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Mexico ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$801,257,058	$—	$—	$801,257,058
Money Market Funds	18,775,691	—	—	18,775,691

	$820,032,749	$—	$—	$820,032,749

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(351,773)	$—	$—	$(351,773)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2022	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Korea Aerospace Industries Ltd.(a)	420,577	$19,084,010

Air Freight & Logistics — 0.5%
Hyundai Glovis Co. Ltd.	110,493	14,477,565

Airlines — 0.7%
Korean Air Lines Co. Ltd.(b)	969,674	19,272,351

Auto Components — 2.4%
Hankook Tire & Technology Co. Ltd.	482,188	13,593,752
Hanon Systems	1,190,130	9,101,158
Hyundai Mobis Co. Ltd.	305,782	48,764,047

		71,458,957

Automobiles — 5.4%
Hyundai Motor Co.	613,715	89,161,881
Kia Corp.	1,186,599	71,122,166

		160,284,047

Banks — 6.7%
Hana Financial Group Inc.	1,369,233	39,908,555
Industrial Bank of Korea	1,527,661	10,877,449
KakaoBank Corp.(a)(b)	251,721	5,097,018
KB Financial Group Inc.	1,696,940	62,292,868
Shinhan Financial Group Co. Ltd.	2,031,040	55,027,917
Woori Financial Group Inc.	2,704,663	24,466,173

		197,669,980

Biotechnology — 2.7%
Alteogen Inc.(a)(b)	95,625	4,508,537
Celltrion Inc.	441,371	62,126,262
Green Cross Corp.(a)	19,735	2,409,144
Seegene Inc.(a)	163,596	3,832,716
SK Bioscience Co. Ltd.(a)(b)	81,486	6,821,907

		79,698,566

Capital Markets — 1.6%
Korea Investment Holdings Co. Ltd.	239,758	10,109,407
Meritz Securities Co. Ltd.	2,602,373	9,379,062
Mirae Asset Securities Co. Ltd.	2,247,546	10,960,918
NH Investment & Securities Co. Ltd.	769,706	5,698,001
Samsung Securities Co. Ltd.	388,589	9,782,782

		45,930,170

Chemicals — 5.2%
Hanwha Solutions Corp.(b)	617,659	24,083,683
Kumho Petrochemical Co. Ltd.	130,576	12,594,966
LG Chem Ltd.	200,486	93,846,750
Lotte Chemical Corp.(a)	93,261	12,109,427
SK Chemicals Co. Ltd.	51,175	3,709,819
SKC Co. Ltd.	71,625	6,436,226

		152,780,871

Commercial Services & Supplies — 0.2%
S-1 Corp.	123,371	5,356,755

Construction & Engineering — 1.4%
GS Engineering & Construction Corp.	407,467	9,114,362
Hyundai Engineering & Construction Co. Ltd.	442,428	15,820,269
Samsung Engineering Co. Ltd.(a)(b)	928,260	16,139,701

		41,074,332

Construction Materials — 0.6%
POSCO Chemical Co. Ltd.(a)	154,333	19,185,729

Security	Shares	Value

Diversified Financial Services — 0.1%
Meritz Financial Group Inc.(a)	111,508	$2,555,790

Diversified Telecommunication Services — 0.4%
LG Uplus Corp.	1,204,974	10,319,380

Electric Utilities — 0.7%
Korea Electric Power Corp.(b)	1,232,062	19,211,388

Electrical Equipment — 2.1%
Doosan Enerbility Co. Ltd.(a)(b)	1,390,293	20,894,223
Ecopro BM Co. Ltd.(a)	163,531	13,531,012
LG Energy Solution(a)(b)	79,617	27,286,111

		61,711,346

Electronic Equipment, Instruments & Components — 6.2%
L&F Co. Ltd.(a)(b)	76,891	13,040,922
LG Display Co. Ltd.(a)	1,217,262	14,067,860
LG Innotek Co. Ltd.(a)	92,003	23,420,094
Samsung Electro-Mechanics Co. Ltd.	273,330	28,299,651
Samsung SDI Co. Ltd.(a)	236,724	104,656,042

		183,484,569

Entertainment — 2.2%
CJ ENM Co. Ltd.	74,985	5,465,415
HYBE Co. Ltd.(a)(b)	58,941	7,898,418
Krafton Inc.(a)(b)	81,284	14,848,556
NCSoft Corp.	82,067	23,061,831
Netmarble Corp.(a)(c)	115,495	5,445,188
Pearl Abyss Corp.(a)(b)	217,802	9,158,825

		65,878,233

Food & Staples Retailing — 0.6%
BGF retail Co. Ltd.	59,495	7,126,232
E-MART Inc.	128,670	9,341,205

		16,467,437

Food Products — 0.9%
CJ CheilJedang Corp.(a)	51,134	15,510,873
Orion Corp./Republic of Korea	141,146	10,339,584

		25,850,457

Health Care Providers & Services — 0.6%
Celltrion Healthcare Co. Ltd.	314,820	16,847,325

Hotels, Restaurants & Leisure — 0.4%
Kangwon Land Inc.(b)	663,812	13,088,072

Household Durables — 1.7%
Coway Co. Ltd.(a)	275,685	13,079,714
LG Electronics Inc.	509,548	38,129,481

		51,209,195

Industrial Conglomerates — 3.3%
CJ Corp.	109,042	6,344,334
LG Corp.	415,441	25,350,619
Samsung C&T Corp.	392,218	35,117,963
SK Inc.	186,579	32,272,365

		99,085,281

Insurance — 1.8%
DB Insurance Co. Ltd.	301,973	13,447,998
Meritz Fire & Marine Insurance Co. Ltd.	90,195	2,575,109
Samsung Fire & Marine Insurance Co. Ltd.	149,445	21,719,452
Samsung Life Insurance Co. Ltd.	356,321	16,445,654

		54,188,213

Interactive Media & Services — 5.4%
Kakao Corp.(a)	1,227,233	66,643,235

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
NAVER Corp.	524,109	$93,001,352

		159,644,587

IT Services — 0.5%
Samsung SDS Co. Ltd.	167,897	16,023,846

Leisure Products — 0.7%
HLB Inc.(a)(b)	538,860	19,673,428

Life Sciences Tools & Services — 1.8%
Samsung Biologics Co. Ltd.(a)(b)(c)	85,124	52,943,641

Machinery — 1.4%
Doosan Bobcat Inc.	360,024	9,256,334
Hyundai Heavy Industries Co. Ltd.(a)(b)	29,843	3,175,617
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	201,525	14,544,248
Samsung Heavy Industries Co. Ltd.(b)	3,354,538	14,883,551

		41,859,750

Marine — 0.8%
HMM Co. Ltd.(a)	957,912	15,786,490
Pan Ocean Co. Ltd.	2,262,997	8,659,047

		24,445,537

Media — 0.3%
Cheil Worldwide Inc.	495,854	8,084,157

Metals & Mining — 3.4%
Hyundai Steel Co.	491,546	11,986,210
Korea Zinc Co. Ltd.	46,563	23,292,053
POSCO Holdings Inc.	338,981	64,123,401

		99,401,664

Multiline Retail — 0.2%
Lotte Shopping Co. Ltd.	87,243	6,403,791

Oil, Gas & Consumable Fuels — 2.7%
GS Holdings Corp.	312,131	10,716,085
HD Hyundai Co. Ltd.	280,783	13,183,693
SK Innovation Co. Ltd.(b)	262,706	36,982,514
S-Oil Corp.	237,566	18,019,370

		78,901,662

Personal Products — 1.4%
Amorepacific Corp.(a)	158,621	14,456,879
AMOREPACIFIC Group	184,053	4,764,437
LG H&H Co. Ltd.	43,083	22,814,217

		42,035,533

Pharmaceuticals — 1.2%
Celltrion Pharm Inc.(a)(b)	76,264	4,435,918
Hanmi Pharm Co. Ltd.	44,844	10,276,462
SK Biopharmaceuticals Co. Ltd.(a)(b)	122,618	6,519,240
Yuhan Corp.(a)	329,686	13,942,722

		35,174,342

Road & Rail — 0.2%
CJ Logistics Corp.(b)	70,526	6,216,303

Semiconductors & Semiconductor Equipment — 5.5%
SK Hynix Inc.(a)	2,253,413	158,432,798
SK Square Co. Ltd.(b)	155,729	4,679,496

		163,112,294

Specialty Retail — 0.3%
Hotel Shilla Co. Ltd.(a)	180,292	9,876,238

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 22.1%
Samsung Electronics Co. Ltd.(a)	14,789,238	$655,174,233

Textiles, Apparel & Luxury Goods — 0.2%
F&F Co. Ltd./New	59,072	6,232,956

Tobacco — 1.1%
KT&G Corp.	538,017	33,420,240

Total Common Stocks — 98.2% (Cost: $1,341,973,457)		2,904,794,221

Preferred Stocks

Automobiles — 0.8%
Hyundai Motor Co.
Preference Shares, NVS	148,810	10,098,096
Series 2, Preference Shares, NVS	202,997	14,083,018

		24,181,114

Chemicals — 0.4%
LG Chem Ltd., Preference Shares, NVS	54,332	12,139,776

Personal Products — 0.0%
LG H&H Co. Ltd., Preference Shares, NVS	5,728	1,561,133

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	53,082	2,147,281

Total Preferred Stocks — 1.3% (Cost: $18,257,388)		40,029,304

Total Long-Term Investments — 99.5% (Cost: $1,360,230,845)		2,944,823,525

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	132,894,793	132,934,661
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	1,750,000	1,750,000

Total Short-Term Securities — 4.6% (Cost: $134,639,389)		134,684,661

Total Investments in Securities — 104.1% (Cost: $1,494,870,234)		3,079,508,186

Liabilities in Excess of Other Assets — (4.1)%		(120,060,050)

Net Assets — 100.0%		$2,959,448,136

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2022	iShares® MSCI South Korea ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$122,734,315	$10,217,462	(a)	$—	$(2,308)	$(14,808)	$132,934,661	132,894,793	$3,709,075	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,140,000	610,000	(a)	—	—	—	1,750,000	1,750,000	7,165		—

					$(2,308)	$(14,808)	$134,684,661		$3,716,240		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
KOSPI 200 Index	201	09/08/22	$11,965	$168,252

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$168,252	$—	$—	$—	$168,252

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(8,665,720)	$—	$—	$—	$(8,665,720)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$640,016	$—	$—	$—	$640,016

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$22,830,866

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI South Korea ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$2,904,794,221	$—	$2,904,794,221
Preferred Stocks	—	40,029,304	—	40,029,304
Money Market Funds	134,684,661	—	—	134,684,661

	$134,684,661	$2,944,823,525	$—	$3,079,508,186

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$168,252	$—	$168,252

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,602,078,436	$3,647,833,797	$9,628,838,652	$801,257,058
Investments, at value — affiliated(c)	130,000	10,400,164	3,485,176	18,775,691
Cash	9,088	522	1,755	6,576
Foreign currency, at value(d)	4,178,261	11,118,283	19,143,051	5,232,260
Cash pledged for futures contracts	—	—	—	1,152
Foreign currency collateral pledged for futures contracts(e)	1,125,592	1,097,195	1,373,511	—
Receivables:
Investments sold	1,218,149	10,149,666	7,277,821	12,233,602
Securities lending income — affiliated	—	2,585	531	10,774
Variation margin on futures contracts	—	—	39,611	—
Dividends — unaffiliated	9,760,402	6,855,586	13,019,485	131,508
Dividends — affiliated	531	1,493	3,303	1,107
Tax reclaims	—	—	33,510	—

Total assets	1,618,500,459	3,687,459,291	9,673,216,406	837,649,728

LIABILITIES
Collateral on securities loaned, at value	—	9,240,997	1,573,722	18,522,193
Payables:
Investments purchased	1,974,170	14,169,302	5,815,364	12,285,378
Variation margin on futures contracts	93,089	193,778	—	135,495
Capital shares redeemed	258,333	—	—	170,319
Investment advisory fees	765,158	1,630,636	4,307,748	393,024

Total liabilities	3,090,750	25,234,713	11,696,834	31,506,409

NET ASSETS	$1,615,409,709	$3,662,224,578	$9,661,519,572	$806,143,319

NET ASSETS CONSIST OF
Paid-in capital	$2,340,488,521	$5,097,760,647	$13,724,900,404	$1,581,690,060
Accumulated loss	(725,078,812)	(1,435,536,069)	(4,063,380,832)	(775,546,741)

NET ASSETS	$1,615,409,709	$3,662,224,578	$9,661,519,572	$806,143,319

NET ASSET VALUE
Shares outstanding	73,600,000	108,600,000	179,850,000	18,200,000

Net asset value	$21.95	$33.72	$53.72	$44.29

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$1,925,949,943	$4,200,090,386	$11,918,363,126	$1,119,299,047
(b) Securities loaned, at value	$—	$4,818,711	$1,495,642	$17,013,849
(c) Investments, at cost — affiliated	$130,000	$10,394,532	$3,484,658	$18,766,718
(d) Foreign currency, at cost	$4,199,196	$11,284,988	$19,516,054	$5,258,341
(e) Foreign currency collateral pledged, at cost	$1,150,612	$1,132,560	$1,428,021	$—

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2022

iShares MSCI South Korea ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,944,823,525
Investments, at value — affiliated(c)	134,684,661
Cash	6,024
Foreign currency, at value(d)	9,916,698
Receivables:
Investments sold	48,204,176
Securities lending income — affiliated	177,204
Variation margin on futures contracts	5,932,446
Dividends — unaffiliated	1,411,386
Dividends — affiliated	1,067

Total assets	3,145,157,187

LIABILITIES
Collateral on securities loaned, at value	133,069,572
Payables:
Investments purchased	51,098,165
Investment advisory fees	1,512,937
Foreign taxes	28,377

Total liabilities	185,709,051

NET ASSETS	$2,959,448,136

NET ASSETS CONSIST OF
Paid-in capital	$1,857,125,904
Accumulated earnings	1,102,322,232

NET ASSETS	$2,959,448,136

NET ASSET VALUE
Shares outstanding	50,650,000

Net asset value	$58.43

Shares authorized	300 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$1,360,230,845
(b) Securities loaned, at value	$121,836,807
(c) Investments, at cost — affiliated	$134,639,389
(d) Foreign currency, at cost	$10,445,197

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — unaffiliated	$70,048,539	$124,114,868	$264,184,892	$33,696,460
Dividends — affiliated	4,841	10,629	21,278	3,251
Securities lending income — affiliated — net	222,041	128,155	23,106	45,214
Foreign taxes withheld	(813,726)	(18,541,814)	(26,355,515)	(2,669,011)

Total investment income	69,461,695	105,711,838	237,873,761	31,075,914

EXPENSES
Investment advisory fees	7,964,743	20,700,812	54,893,309	4,354,076
Professional fees	217	217	217	217

Total expenses	7,964,960	20,701,029	54,893,526	4,354,293

Net investment income	61,496,735	85,010,809	182,980,235	26,721,621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(83,507,841)	(66,980,396)	(247,429,616)	(35,315,642)
Investments — affiliated	(5,510)	(6,465)	(1,358)	1,069
In-kind redemptions — unaffiliated(a)	91,853,983	393,730,591	343,560,754	57,015,726
Futures contracts	141,105	(481,462)	(5,482,315)	(408,283)
Foreign currency transactions	434,537	(201,127)	(14,595,978)	112,939

	8,916,274	326,061,141	76,051,487	21,405,809

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(255,356,421)	(822,311,511)	(2,605,676,662)	(180,498,024)
Investments — affiliated	—	5,632	606	7,940
Futures contracts	(60,731)	(333,661)	283,293	(367,917)
Foreign currency translations	(225,885)	(277,263)	(645,015)	(34,348)

	(255,643,037)	(822,916,803)	(2,606,037,778)	(180,892,349)

Net realized and unrealized loss	(246,726,763)	(496,855,662)	(2,529,986,291)	(159,486,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(185,230,028)	$(411,844,853)	$(2,347,006,056)	$(132,764,919)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2022

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — unaffiliated	$95,107,959
Dividends — affiliated	17,481
Interest — unaffiliated	932
Securities lending income — affiliated — net	3,698,759
Foreign taxes withheld	(15,900,128)
Other foreign taxes	(93,606)

Total investment income	82,831,397

EXPENSES
Investment advisory fees	24,851,293
Commitment fees	39,850
Professional fees	217

Total expenses	24,891,360

Net investment income	57,940,037

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	490,932,731
Investments — affiliated	(2,308)
Futures contracts	(8,665,720)
Foreign currency transactions	(4,781,707)

477,482,996

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,202,777,628)
Investments — affiliated	(14,808)
Futures contracts	640,016
Foreign currency translations	(458,426)

(2,202,610,846)

Net realized and unrealized loss	(1,725,127,850)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,667,187,813)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,496,735	$40,723,200	$85,010,809	$62,935,570
Net realized gain	8,916,274	143,445,640	326,061,141	267,166,327
Net change in unrealized appreciation (depreciation)	(255,643,037)	171,942,118	(822,916,803)	562,530,030

Net increase (decrease) in net assets resulting from operations	(185,230,028)	356,110,958	(411,844,853)	892,631,927

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(106,984,698)	(36,969,676)	(82,366,108)	(59,006,354)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	401,744,493	(76,520,145)	(699,962)	1,057,475,515

NET ASSETS
Total increase (decrease) in net assets	109,529,767	242,621,137	(494,910,923)	1,891,101,088
Beginning of year	1,505,879,942	1,263,258,805	4,157,135,501	2,266,034,413

End of year	$1,615,409,709	$1,505,879,942	$3,662,224,578	$4,157,135,501

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$182,980,235	$165,636,754	$26,721,621	$20,753,654
Net realized gain	76,051,487	579,936,954	21,405,809	112,964,679
Net change in unrealized appreciation (depreciation)	(2,606,037,778)	1,343,869,178	(180,892,349)	321,244,128

Net increase (decrease) in net assets resulting from operations	(2,347,006,056)	2,089,442,886	(132,764,919)	454,962,461

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(257,114,030)	(137,658,060)	(23,801,719)	(24,414,850)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	359,345,461	45,483,023	(215,815,964)	(86,949,018)

NET ASSETS
Total increase (decrease) in net assets	(2,244,774,625)	1,997,267,849	(372,382,602)	343,598,593
Beginning of year	11,906,294,197	9,909,026,348	1,178,525,921	834,927,328

End of year	$9,661,519,572	$11,906,294,197	$806,143,319	$1,178,525,921

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares MSCI South Korea ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$57,940,037	$95,977,504
Net realized gain	477,482,996	295,325,601
Net change in unrealized appreciation (depreciation)	(2,202,610,846)	1,635,731,972

Net increase (decrease) in net assets resulting from operations	(1,667,187,813)	2,027,035,077

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(97,857,600)	(52,784,945)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,412,230,161)	(695,007,957)

NET ASSETS
Total increase (decrease) in net assets	(3,177,275,574)	1,279,242,175
Beginning of year	6,136,723,710	4,857,481,535

End of year	$2,959,448,136	$6,136,723,710

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$25.96	$21.12	$21.67	$22.56	$22.58

Net investment income(a)	0.93	0.65	0.67	1.00	0.90
Net realized and unrealized gain (loss)(b)	(3.31)	4.77	(0.48)	(0.70)	0.07

Net increase (decrease) from investment operations	(2.38)	5.42	0.19	0.30	0.97

Distributions from net investment income(c)	(1.63)	(0.58)	(0.74)	(1.19)	(0.99)

Net asset value, end of year	$21.95	$25.96	$21.12	$21.67	$22.56

Total Return(d)
Based on net asset value	(9.53)%	25.69%	0.99%	1.75%	4.43%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.50%	0.47%

Net investment income	3.86%	2.69%	3.23%	4.68%	3.95%

Supplemental Data
Net assets, end of year (000)	$1,615,410	$1,505,880	$1,263,259	$1,399,590	$1,362,770

Portfolio turnover rate(f)	15%	4%	8%	9%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$37.38	$28.76	$28.22	$28.79	$27.83

Net investment income(a)	0.77	0.64	0.65	0.62	0.58
Net realized and unrealized gain (loss)(b)	(3.68)	8.60	0.54	(0.53)	0.97

Net increase (decrease) from investment operations	(2.91)	9.24	1.19	0.09	1.55

Distributions from net investment income(c)	(0.75)	(0.62)	(0.65)	(0.66)	(0.59)

Net asset value, end of year	$33.72	$37.38	$28.76	$28.22	$28.79

Total Return(d)
Based on net asset value	(7.94)%	32.41%	4.32%	0.56%	5.61%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	2.05%	1.91%	2.37%	2.26%	2.01%

Supplemental Data
Net assets, end of year (000)	$3,662,225	$4,157,136	$2,266,034	$2,618,586	$2,994,627

Portfolio turnover rate(f)	5%	8%	9%	6%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$68.55	$58.15	$54.05	$58.45	$54.57

Net investment income(a)	1.04	0.91	0.90	0.92	0.87
Net realized and unrealized gain (loss)(b)	(14.44)	10.25	4.36	(4.43)	3.87

Net increase (decrease) from investment operations	(13.40)	11.16	5.26	(3.51)	4.74

Distributions from net investment income(c)	(1.43)	(0.76)	(1.16)	(0.89)	(0.86)

Net asset value, end of year	$53.72	$68.55	$58.15	$54.05	$58.45

Total Return(d)
Based on net asset value	(19.81)%	19.21%	9.76%	(5.96)%	8.67%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	1.66%	1.37%	1.60%	1.68%	1.46%

Supplemental Data
Net assets, end of year (000)	$9,661,520	$11,906,294	$9,909,026	$12,170,174	$16,973,038

Portfolio turnover rate(f)	4%	6%	4%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$51.24	$33.00	$41.47	$50.38	$56.68

Net investment income(a)	1.50	0.80	0.61	1.09	0.95
Net realized and unrealized gain (loss)(b)	(7.04)	18.32	(8.52)	(8.75)	(6.17)

Net increase (decrease) from investment operations	(5.54)	19.12	(7.91)	(7.66)	(5.22)

Distributions from net investment income(c)	(1.41)	(0.88)	(0.56)	(1.25)	(1.08)

Net asset value, end of year	$44.29	$51.24	$33.00	$41.47	$50.38

Total Return(d)
Based on net asset value	(10.98)%	58.30%	(19.36)%	(15.23)%	(9.02)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	3.06%	1.85%	1.59%	2.46%	1.87%

Supplemental Data
Net assets, end of year (000)	$806,143	$1,178,526	$834,927	$626,243	$1,168,930

Portfolio turnover rate(f)	11%	15%	12%	5%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$86.98		$63.04		$53.34		$67.65		$68.19

Net investment income(a)	0.97		1.23		0.83		0.97		0.94
Net realized and unrealized gain (loss)(b)	(27.84)		23.34		10.18		(14.49)		0.70

Net increase (decrease) from investment operations	(26.87)		24.57		11.01		(13.52)		1.64

Distributions from net investment income(c)	(1.68)		(0.63)		(1.31)		(0.79)		(2.18)

Net asset value, end of year	$58.43		$86.98		$63.04		$53.34		$67.65

Total Return(d)
Based on net asset value	(31.39)%		39.05%		20.77%		(20.08)%		2.15%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.57%		0.59%		0.59%		0.59%

Net investment income	1.35%		1.45%		1.45%		1.62%		1.31%

Supplemental Data
Net assets, end of year (000)	$2,959,448		$6,136,724		$4,857,482		$3,848,564		$3,906,891

Portfolio turnover rate(f)	24	%(g)	20	%(g)	15	%(g)	16	%(g)	18	%(g)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period  due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)   Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for  cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	10%		8%		9%		5%		11%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Canada
Barclays Capital, Inc.	$33,795	$(33,795)	$—		$—
BofA Securities, Inc.	4,784,916	(4,784,916)	—		—

	$4,818,711	$(4,818,711)	$—		$—

MSCI Japan
Morgan Stanley	$1,495,642	$(1,495,642)	$—		$—

MSCI Mexico
Barclays Capital, Inc.	$5,506	$(5,506)	$—		$—
BofA Securities, Inc.	142,412	(142,412)	—		—
Goldman Sachs & Co. LLC	7,963,853	(7,963,853)	—		—
Morgan Stanley	8,902,078	(8,902,078)	—		—

	$17,013,849	$(17,013,849)	$—		$—

MSCI South Korea
Barclays Capital, Inc.	$1,171,397	$(1,171,397)	$—		$—
BofA Securities, Inc.	14,443,052	(14,443,052)	—		—
Citigroup Global Markets, Inc.	9,465,702	(9,465,702)	—		—
Goldman Sachs & Co. LLC	25,897,562	(25,897,562)	—		—
J.P. Morgan Securities LLC	38,148,452	(38,148,452)	—		—
Jefferies LLC	3,736,900	(3,736,900)	—		—
Morgan Stanley	27,314,835	(27,314,835)	—		—
SG Americas Securities LLC	1,658,907	(1,658,907)	—		—

	$121,836,807	$(121,836,807)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Australia	$50,266
MSCI Canada	35,121
MSCI Japan	8,701
MSCI Mexico	13,862
MSCI South Korea	871,879

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Australia	$8,850,883	$11,524,535	$(8,863,859)
MSCI Japan	153,332,079	122,875,073	(91,792,359)
MSCI South Korea	65,916,935	15,685,800	(10,415,089)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Australia	$256,446,001	$242,996,423
MSCI Canada	273,856,952	217,658,858
MSCI Japan	417,065,146	462,497,468
MSCI Mexico	94,891,048	94,473,587
MSCI South Korea	1,009,011,685	2,454,667,642

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Australia	$1,191,711,482	$820,522,182
MSCI Canada	1,754,737,170	1,800,400,233
MSCI Japan	2,043,856,254	1,735,444,316
MSCI Mexico	1,268,208,132	1,484,127,388

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Australia	$69,441,685	$(69,441,685)
MSCI Canada	381,422,078	(381,422,078)
MSCI Japan	334,916,384	(334,916,384)
MSCI Mexico	49,776,535	(49,776,535)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Australia
Ordinary income	$106,984,698	$36,969,676

MSCI Canada
Ordinary income	$82,366,108	$59,006,354

MSCI Japan
Ordinary income	$257,114,030	$137,658,060

MSCI Mexico
Ordinary income	$23,801,719	$24,414,850

MSCI South Korea
Ordinary income	$97,857,600	$52,784,945

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

MSCI Australia	$3,583,611	$(351,439,179)	$(377,223,244)	$—	$(725,078,812)
MSCI Canada	16,008,482	(885,682,966)	(565,861,585)	—	(1,435,536,069)
MSCI Japan	—	(1,673,845,141)	(2,338,867,852)	(50,667,839)	(4,063,380,832)
MSCI Mexico	6,108,174	(454,243,024)	(327,411,891)	—	(775,546,741)
MSCI South Korea	—	(157,839,433)	1,265,181,982	(5,020,317)	1,102,322,232

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2022, the iShares MSCI South Korea ETF utilized $218,388,038 of its capital loss carryforwards.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Australia	$1,979,251,892	$36,510,887	$(413,549,786)	$(377,038,899)
MSCI Canada	4,223,727,747	102,064,772	(667,628,652)	(565,563,880)
MSCI Japan	11,970,982,136	222,963,382	(2,561,210,177)	(2,338,246,795)
MSCI Mexico	1,147,068,030	3,786,406	(331,173,460)	(327,387,054)
MSCI South Korea	1,813,909,835	1,480,744,621	(214,978,018)	1,265,766,603

9.	LINE OF CREDIT

The iShares MSCI South Korea ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Australia
Shares sold	50,400,000	$1,230,056,700	28,800,000	$681,267,872
Shares redeemed	(34,800,000)	(828,312,207)	(30,600,000)	(757,788,017)

	15,600,000	$401,744,493	(1,800,000)	$(76,520,145)

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Canada
Shares sold	46,800,000	$1,807,843,156	66,800,000	$2,253,894,680
Shares redeemed	(49,400,000)	(1,808,543,118)	(34,400,000)	(1,196,419,165)

	(2,600,000)	$(699,962)	32,400,000	$1,057,475,515

MSCI Japan
Shares sold	32,550,000	$2,097,875,029	51,450,000	$3,315,951,747
Shares redeemed	(26,400,000)	(1,738,529,568)	(48,150,000)	(3,270,468,724)

	6,150,000	$359,345,461	3,300,000	$45,483,023

MSCI Mexico
Shares sold	25,800,000	$1,275,235,600	33,400,000	$1,427,604,083
Shares redeemed	(30,600,000)	(1,491,051,564)	(35,700,000)	(1,514,553,101)

	(4,800,000)	$(215,815,964)	(2,300,000)	$(86,949,018)

MSCI South Korea
Shares sold	7,900,000	$580,748,793	10,400,000	$828,773,237
Shares redeemed	(27,800,000)	(1,992,978,954)	(16,900,000)	(1,523,781,194)

	(19,900,000)	$(1,412,230,161)	(6,500,000)	$(695,007,957)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

  iShares MSCI Australia ETF

  iShares MSCI Canada ETF

  iShares MSCI Japan ETF

  iShares MSCI Mexico ETF

  iShares MSCI South Korea ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Australia	$96,468,744
MSCI Canada	123,673,330
MSCI Japan	246,376,596
MSCI Mexico	31,822,158
MSCI South Korea	106,789,517

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Australia	$97,612,723	$709,045
MSCI Canada	124,114,268	18,431,965
MSCI Japan	264,254,508	26,429,777
MSCI Mexico	33,693,074	2,711,772
MSCI South Korea	110,005,434	16,147,025

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI South Korea ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short-and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Australia	$1.629282	$—	$—	$1.629282	100%	—%	—%	100%
MSCI Canada(a)	0.693395	—	0.060586	0.753981	92	—	8	100
MSCI Japan(a)	1.241416	—	0.192617	1.434033	87	—	13	100
MSCI South Korea(a)	1.415512	—	0.263006	1.678518	84	—	16	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	63

Supplemental Information  (unaudited)  (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI Canada	$ 352,156	$164,656	$187,500	661	$ 43,105	$ 4,455
MSCI Japan	1,055,864	493,685	562,179	661	129,240	13,357
MSCI Mexico	83,901	39,229	44,672	661	10,270	1,061
MSCI South Korea	403,860	188,831	215,029	661	49,433	5,109

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

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Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	65

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	67

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•  iShares MSCI Russia ETF | ERUS |

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

M A R K E T O V E R V I E W	3

Fund Summary as of August 31, 2022	iShares® MSCI Russia ETF

Investment Objective

The iShares MSCI Russia ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). Effective June 1, 2022, the index was discontinued by the index provider, MSCI, Inc. Due to the discontinuation of the Fund’s underlying index and ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(99.85)%	(69.46)%	(45.36)%	(99.85)%	(99.73)%	(99.76)%
Fund Market(a)	(81.42)	(22.27)	(12.32)	(81.42)	(67.86)	(71.34)
Index(b)	(99.99)	(91.92)	(71.67)	(99.99)	(99.99)	(99.99)
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Effective March 4, 2022, the NYSE Arca, Inc. halted trading of the Fund and the Fund Market returns are as follows: 1 Year return, 5 Years return, and 10 Years return from September 1, 2021, September 1, 2017, and September 1, 2012, respectively through March 4, 2022.

(b)

Effective June 1, 2022, the Index was discontinued by the index provider, MSCI, Inc and the Index returns are as follows: 1 Year return, 5 Years return, and 10 Years return from September 1, 2021, September 1, 2017, and September 1, 2012, respectively through May 31, 2022.

(c)	Rounds to less than $1.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 8.70	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. Effective March 3, 2022, BlackRock Fund Advisors (“BFA”) implemented a voluntary waiver of its investment advisory fee for the Fund which was applied to management fees starting with February 1, 2022.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Russia ETF

Portfolio Management Commentary

The Index lost nearly all of its value in the wake of the international community’s response to Russia’s invasion of Ukraine. The invasion of Ukraine led many countries, particularly members of the North American Treaty Alliance (“NATO”), to impose heavy sanctions against Russian institutions, companies, individuals, and products, including gold and luxury goods. Many international companies subsequently suspended or ended operations in Russia. Select Russian banks were banned from a key international payments and settlements system and Russia’s overseas assets were frozen, including $630 billion in foreign currency reserves held by central banks. The U.S., the world’s largest exporter of oil and second largest exporter of natural gas, banned all Russian energy imports, whereas the E.U., which imports 40% of its natural gas from Russia, announced incremental moves away from its dependence on Russian energy. Sanctions substantially altered Russia’s economic structure, and the country’s economy fell into a deep recession.

The wide range of sanctions and other capital controls prevented BlackRock and other non-Russian investors from buying and selling Russian securities. On March 1, 2022, BlackRock suspended the creation of new shares for the Fund, while the NYSE Arca, Inc. halted trading on the Fund on March 4, 2022. After receiving Board and regulatory approval for liquidating the Fund, BlackRock began the liquidation process on August 17, 2022, by distributing a portion of the Fund’s current liquid assets to shareholders, less anticipated transaction costs. Refer to Notes to Financial Statements for additional information about the plan of liquidation.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BlackRock Cash Funds: Treasury, SL Agency Shares	88.7%
Inter RAO UES PJSC	4.6
Gazprom PJSC	0.8
Surgutneftegas PJSC	0.7
Surgutneftegas PJSC(Preferred)	0.7
Sberbank of Russia PJSC	0.6
VTB Bank PJSC	0.3
Alrosa PJSC	0.3
United Co. RUSAL International PJSC	0.2
Moscow Exchange MICEX-RTS PJSC	0.2

F U N D S U M M A R Y	5

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively. The NYSE ARCA, Inc. halted trading of the Fund effective March 4, 2022, and delisted the Fund effective August 29, 2022.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Effective June  1, 2022, the index was discontinued by the index provider, MSCI, Inc.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Russia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.9%
Sberbank of Russia PJSC(a)(b)	18,835,860	$3,088
TCS Group Holding PLC, GDR(a)(b)	289,152	47
VTB Bank PJSC(a)	8,307,845,016	1,362

		4,497

Capital Markets — 0.2%
Moscow Exchange MICEX-RTS PJSC(a)(b)	4,737,800	777

Chemicals — 0.0%
PhosAgro PJSC(a)	148,802	24
PhosAgro PJSC, New(a)	2,875	29
PhosAgro PJSC, GDR(a)	2	—

		53

Electric Utilities — 4.6%
Inter RAO UES PJSC(a)	136,938,300	22,449

Food & Staples Retailing — 0.0%
Magnit PJSC, GDR(a)	1	—
Magnit PJSC(a)	198,139	33
X5 Retail Group NV, GDR(a)	374,475	61

		94

Interactive Media & Services — 0.0%
VK Co. Ltd.(a)(b)	393,252	65
Yandex NV(a)(b)	361,376	59

		124

Internet & Direct Marketing Retail — 0.0%
Ozon Holdings PLC, ADR(a)(b)	106,824	17

Metals & Mining — 0.7%
Alrosa PJSC(a)	7,486,250	1,227
MMC Norilsk Nickel PJSC(a)	96,437	16
Novolipetsk Steel PJSC(a)	4,388,590	719
Polymetal International PLC(a)	834,056	137
Polyus PJSC(a)	89,129	14
Severstal PAO(a)	604,068	99
United Co. RUSAL International PJSC(a)(b)	5,811,330	953

		3,165

Oil, Gas & Consumable Fuels — 1.9%
Gazprom PJSC(a)(b)	24,553,290	4,025

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
LUKOIL PJSC(a)	856,438	$140
Novatek PJSC(a)	1,250,860	205
Rosneft Oil Co. PJSC(a)	2,566,222	421
Surgutneftegas PJSC(a)	21,799,946	3,574
Tatneft PJSC(a)	3,516,781	577

		8,942

Wireless Telecommunication Services — 0.1%
Mobile TeleSystems PJSC(a)	2,776,444	455

Total Common Stocks — 8.4% (Cost: $453,537,815)		40,573

Preferred Stocks

Oil, Gas & Consumable Fuels — 0.7%
Surgutneftegas PJSC, Preference Shares, NVS(a)	21,745,700	3,565

Total Preferred Stocks — 0.7% (Cost: $11,913,761)		3,565

Total Long-Term Investments — 9.1% (Cost: $465,451,576)		44,138

Short-Term Securities

Money Market Funds — 88.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	430,000	430,000

Total Short-Term Securities — 88.7% (Cost: $430,000)		430,000

Total Investments in Securities — 97.8% (Cost: $465,881,576)		474,138

Other Assets Less Liabilities — 2.2%		10,833

Net Assets — 100.0%		$484,971

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$970,000	$—	$(540,000	)(e)	$—	$—	$430,000	430,000	$4,361	$—

(e)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Russia ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(161,867)	$—	$—	$—	$(161,867)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,046	$—	$—	$—	$2,046

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$444,045

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$—	$40,573	$40,573
Preferred Stocks	—	—	3,565	3,565
Money Market Funds	430,000	—	—	430,000

	$430,000	$—	$44,138	$474,138

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets:
Opening balance, as of August 31, 2021	$—	$—	$—
Transfers into Level 3(a)	525,814,204	11,100,930	536,915,134
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(1,077,438)	(61,247)	(1,138,685)
Net change in unrealized appreciation (depreciation)(b)(c)	(581,094,125)	(11,384,383)	(592,478,508)
Purchases	94,873,013	586,462	95,459,475
Sales	(38,475,081)	(238,197)	(38,713,278)

Closing balance, as of August 31, 2022	$40,573	$3,565	$44,138

Net change in unrealized appreciation (depreciation) on investment still held at August 31, 2022	$(581,094,125)	$(11,384,383)	$(592,478,508)

(a)

As of August 31, 2021, local Russian equities were valued using a Systematic Fair Value Price, which resulted in these investments being classified as level 2. Additionally, as of August 31, 2021, Russian exposed ADR and GDR securities were valued using the exchange close price which resulted in these investments being classified as level 1. During the year, the Valuation Committee determined that the local Russian equities and Russian exposed ADR and GDR securities did not have a market for which the Fund could transact and deemed them illiquid. As of August 31, 2022, the securities are being fair valued at a nominal value using a discount rate of 99% or higher due to illiquidity and uncertainty measures which resulted in a transfer to level 3.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

August 31, 2022

iShares MSCI Russia ETF

ASSETS
Investments, at value — unaffiliated(a)	$44,138
Investments, at value — affiliated(b)	430,000
Cash	9,440
Foreign currency, at value(c)	247
Receivables:
Dividends — affiliated	1,146

Total assets	484,971

NET ASSETS	$484,971

NET ASSETS CONSIST OF
Paid-in capital	$615,262,124
Accumulated loss	(614,777,153)

NET ASSETS	$484,971

NET ASSET VALUE
Shares outstanding	13,750,000

Net asset value	$0.04

Shares authorized	1 billion

Par value	$0.001

(a) Investments, at cost — unaffiliated	$465,451,576
(b) Investments, at cost — affiliated	$430,000
(c) Foreign currency, at cost	$250

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended August 31, 2022

iShares MSCI Russia ETF

INVESTMENT INCOME
Dividends — unaffiliated	$14,523,741
Dividends — affiliated	4,361
Foreign taxes withheld	(1,548,340)

Total investment income	12,979,762

EXPENSES
Investment advisory fees	1,652,948
Commitment fees	2,777
Professional fees	217

Total expenses	1,655,942

Less:
Investment advisory fees waived	(221,404)

Total expenses after fees waived	1,434,538

Net investment income	11,545,224

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(954,200)
Futures contracts	(161,867)
Foreign currency transactions	(107,161)

(1,223,228)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(606,317,001)
Futures contracts	2,046
Foreign currency translations	787

(606,314,168)

Net realized and unrealized loss	(607,537,396)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(595,992,172)

See notes to financial statements.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Russia ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,545,224	$25,976,989
Net realized loss	(1,223,228)	(4,659,173)
Net change in unrealized appreciation (depreciation)	(606,314,168)	133,025,100

Net increase (decrease) in net assets resulting from operations	(595,992,172)	154,342,916

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(22,039,990)	(23,598,232)
Liquidating distribution	(450,000)	—

Decrease in net assets resulting from distributions to shareholders	(22,489,990)	(23,598,232)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	32,469,779	(11,450,216)

NET ASSETS
Total increase (decrease) in net assets	(586,012,383)	119,294,468
Beginning of year	586,497,354	467,202,886

End of year	$484,971	$586,497,354

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Cash Flows

Year Ended August 31, 2022

iShares MSCI Russia ETF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(595,992,172)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments(a)	42,214,850
Purchases of long term investments(a)	(48,835,714)
Net proceeds from sales of short-term securities	540,000
Net realized (gain) loss on investments	954,200
Net change in unrealized (appreciation) depreciation on investments	606,317,001
(Increase) decrease in assets:
Receivables:
Dividends — unaffiliated	21,123
Dividends — affiliated	(1,140)
Variation margin on futures contracts	12,350
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	(279,278)

Net cash provided by operating activities	4,951,220

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(22,489,990)
Proceeds from issuance of capital shares(a)	17,493,520

Net cash used for financing activities	(4,996,470)

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(45,250)
Restricted and unrestricted cash at beginning of year	54,937

Restricted and unrestricted cash and foreign currency at end of year	$9,687

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$9,440
Foreign currency, at value	247

$9,687

(a)	Excludes in-kind transactions, if any.

See notes to financial statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares MSCI Russia ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$45.29	$34.87	$37.81	$32.47	$32.13

Net investment income(a)	0.86	2.05	1.87	2.33	1.21
Net realized and unrealized gain (loss)(b)	(44.38)	10.24	(1.99)	5.04	0.22

Net increase (decrease) from investment operations	(43.52)	12.29	(0.12)	7.37	1.43

Distributions(c)
From net investment income	(1.70)	(1.87)	(2.82)	(2.03)	(1.09)
Liquidating distribution	(0.03)	—	—	—	—

Total distributions	(1.73)	(1.87)	(2.82)	(2.03)	(1.09)

Net asset value, end of year	$0.04	$45.29	$34.87	$37.81	$32.47

Total Return(d)
Based on net asset value	(99.85)%	36.07%	(1.28)%	23.64%	4.37%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Total expenses after fees waived(f)	0.50%	0.57%	0.59%	0.59%	0.59%

Net investment income	4.01%	5.26%	4.97%	6.60%	3.50%

Supplemental Data
Net assets, end of year (000)	$485	$586,497	$467,203	$627,581	$478,860

Portfolio turnover rate(g)	7%	25%	30%	18%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Effective March 3, 2022, BFA implemented a voluntary waiver of it’s investment advisory fee for the Fund which was applied to management fees starting with February 1, 2022.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

MSCI Russia	Non-diversified

2.	PLAN OF LIQUIDATION

Russia’s large-scale invasion of Ukraine has created circumstances that have significantly impacted the Fund’s operations during the year ended August 31, 2022. The United States, and many other countries, imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities, including banning Russia from global payment systems that facilitate cross-border payments. In response, the Russian government imposed capital controls to restrict movements of capital from entering and exiting the country and has closed trading sessions for local Russian equities to non-residents. In addition, trading of depository receipts for Russian-based companies halted on primary trading platforms subsequent to Russia’s invasion.

The consequences of Russia’s invasion and unprecedented market and policy responses of various governments and regulators precipitated the absence of a functioning or orderly market to facilitate the liquidation and repatriation of securities for any Russian-based company held by the Fund. As a result, the fair value of Russian securities and currency experienced significant declines.

Additionally, during the year ended August 31, 2022, the following events occurred: (i) the Fund suspended new creations of its shares; (ii) NYSE Arca, Inc. announced a trading halt of the Fund; (iii) BFA wrote down the value of all Russian equity securities to a nominal investment value; (iv) BFA implemented a voluntary waiver of its investment advisory fee for the Fund; (v) Russia signed into law a requirement of Russian issuers to terminate deposit agreements related to their depository receipt program, with holders receiving local shares of most Russian issuers in place of the depository receipts; (vi) the Fund was removed as a borrower from the line of credit facility as the trading halt by NYSE Arca, Inc. resulted in technical default under the Syndicated Credit Agreement; (vii) the Fund’s underlying index, the MSCI Russia 25/50 Index, was discontinued by the index provider, (viii) the Fund suspended redemptions pursuant to an order of the SEC; and (ix) NYSE Arca, Inc. delisted the Fund.

On June 15, 2022, the Board unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the SEC, due to the discontinuation of the MSCI Russia 25/50 Index and ongoing restrictions relating to Russian securities. On August 3, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund.

BlackRock expects that the Fund will remain in existence until at least December 31, 2023, to allow the Fund to sell the securities and depositary receipts, if conditions permit. The Fund may be terminated at the discretion of the Fund’s Board upon the recommendation of BFA on or after December 31, 2023. If the Fund’s Russian securities and depositary receipts have not been sold or are unable to be converted as of the date the Fund is terminated, the Fund’s remaining portfolio assets will be permanently written off, in each case as determined by BFA and approved by the Board. The Fund may be terminated sooner if all of the Russian securities and depositary receipts have been sold before that date (or they cease to represent valid interests in their issuers). While the Fund is in the process of liquidating its portfolio, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and prior investment strategies. As a result of the delisting by NYSE Arca, Inc. the Fund is no longer considered an exchange-traded fund.

On August 17, 2022, the Fund made an initial liquidating distribution to shareholders of available cash, less a reserve estimated to meet the Fund’s expected transaction costs associated with the liquidation.

3.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates

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Notes to Financial Statements   (continued)

of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. On August 17, 2022, the Fund made an initial liquidating distribution to shareholders of available cash, less a reserve estimated to meet the fund’s expected transaction costs associated with the liquidation. Distribution is shown as a Liquidating Distribution on the Statements of Changes in Net Assets and the Financial Highlights.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

4.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of the Fund has approved the designation of BFA, the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement, war or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued

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Notes to Financial Statements   (continued)

Investments”). The fair valuation approaches that may generally be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

During the year, the Valuation Committee determined that the local Russian equities and Russian exposed ADR and GDR securities did not have a market for which the Fund could transact and deemed them illiquid. As of August 31, 2022, the securities are being fair valued at a nominal value using a discount of 99% or higher due to illiquidity and uncertainty measures.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

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Notes to Financial Statements   (continued)

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Expense Waivers: BFA implemented a voluntary waiver of its management fee for the Fund beginning on March 3, 2022, which was applied to management fees from February 1, 2022 to the present.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended August 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

MSCI Russia	$221,404

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Russia	$2,217,982	$766,239	$218,151

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Russia	$27,810,825	$20,618,897

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Russia	$14,976,259	$—

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

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Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Russia	$ (1,044,513)	$1,044,513

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Russia
Ordinary income	$22,039,990	$23,598,232
Liquidating distribution	450,000	—

	$22,489,990	$23,598,232

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total

MSCI Russia	$(122,219,861)		$(491,879,111)		$ (678,181)		$(614,777,153)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Russia	$492,353,246	$ —	$ (491,879,108)	$(491,879,108)

9.	LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), was a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders. Effective April 21, 2022, the Fund was no longer a participating borrower under the Syndicated Credit Agreement. In light of market conditions involving the Fund and the ongoing issues related to Russia’s invasion of Ukraine, the Fund did not meet the requirements under the line of credit, and the banks terminated their commitment to make loans to the Fund. The terms of the Syndicated Credit Agreement included a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee was generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

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Notes to Financial Statements   (continued)

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but

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Notes to Financial Statements   (continued)

could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Fund invests a significant portion of its assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. Russia launched a large-scale invasion of Ukraine on February 24, 2022. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. Jurisdictions have instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in Russia’s stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by the Russian military action or any response to such activity from the international community may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

iShares ETF	Year Ended 08/31/22		Year Ended 08/31/21
	Shares	Amount	Shares	Amount

MSCI Russia
Shares sold	800,000	$32,469,779	900,000	$38,349,193
Shares redeemed	—	—	(1,350,000)	(49,799,409)

	800,000	$32,469,779	(450,000)	$(11,450,216)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of iShares MSCI Russia ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares MSCI Russia ETF (one of the funds constituting iShares, Inc., referred to hereafter as the “Fund”) as of August 31, 2022, the related statements of operations and cash flows for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 2 to the financial statements, on June 15, 2022, the Board unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the SEC, due to the discontinuation of the MSCI Russia 25/50 Index and ongoing restrictions relating to Russian securities. On August 3, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund. The Fund may be terminated at the discretion of the Fund’s Board based on the facts and circumstances as discussed in Note 2.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Russia	$14,166,644

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Russia	$14,523,745	$1,551,267

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Russia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Russia(a)	$1.700486	$—	$0.032727	$1.733213	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com

S U P P L E M E N T A L I N F O R M A T I O N	25

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	27

Director and Officer Information (unaudited)  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	29

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-821-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca

•	iShares MSCI BIC ETF | BKF | NYSE Arca

•	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ

•	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® Core MSCI Emerging Markets ETF

Investment Objective

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(21.40)%	0.77%	2.35%	(21.40)%	3.93%	25.83%

Fund Market	(21.74)	0.61	2.29	(21.74)	3.09	25.00

Index	(21.15)	0.93	2.43	(21.15)	4.75	26.76

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 18, 2012. The first day of secondary market trading was October 22, 2012.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 869.40	$ 0.42		$ 1,000.00	$ 1,024.80	$ 0.46		0.09%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® Core MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks declined sharply during the reporting period, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance.

Chinese equities drove the majority of detraction from the Index’s return, as economic growth slowed amid continuing coronavirus-related restrictions and lockdowns. Unemployment ran high and consumer spending weakened, while inflationary pressures mounted and supply chain disruptions persisted. Concerns about delisting from U.S. exchanges arising from U.S. audit requirements also impacted Chinese stocks.

Within China, the consumer discretionary sector detracted significantly from the Index’s return. The government’s campaign to rein in large internet firms, which included billions of dollars in anti-trust fines and restrictions on listings on foreign stock exchanges, weighed on investor sentiment. The internet and direct marketing retail industry declined as competitive advantages weakened, while concerns surrounding customer growth and slowing consumption pressured margins and earnings.

Technology-related equities in China’s communication services sector detracted substantially from the Index’s return, as coronavirus-related restrictions and regulatory issues weighed on earnings and forward guidance. The media and entertainment industry declined amid rules limiting video game use and restrictions on key advertisers. Revenue growth slowed for media and videogaming firms, constraining earnings and raising concerns about future growth.

Chinese healthcare stocks also detracted from the Index’s performance after the U.S. Commerce Department added several pharmaceuticals, biotechnology, and life sciences companies to a list of firms with restricted access to U.S. technology, meaning U.S. companies must conduct stricter due diligence in any dealings with them.

South Korean stocks also weighed on the Index’s return, particularly in the technology hardware, storage, and peripherals industry in the information technology sector. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth, lowered profits, and affected capacity expansion plans for producers of semiconductors. Indications of weakening consumer demand for personal computers and cell phones further pressured the near-term outlook for semiconductors stocks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	20.2%
Information Technology	18.9
Consumer Discretionary	14.1
Communication Services	9.3
Materials	9.0
Industrials	7.0
Consumer Staples	6.2
Energy	4.9
Health Care	4.6
Utilities	3.2
Real Estate	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	29.4%
India	15.5
Taiwan	15.2
South Korea	11.9
Brazil	5.4
Saudi Arabia	4.5
South Africa	3.3
Thailand	2.3
Indonesia	2.1
Mexico	2.0
Malaysia	1.7
United Arab Emirates	1.2
Qatar	1.1
Other (each representing less than 1%)	4.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI BIC ETF

Investment Objective

The iShares MSCI BIC ETF (the “Fund”) (formerly the iShares MSCI BRIC ETF) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, and Brazilian, and Indian equities, as represented by the MSCI BIC Index (the “Index”) (formerly the MSCI BRIC Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

In response to recent negative developments that led to a material deterioration in the accessability of the Russian equity market to the international institutional investors, MSCI announced on March 2, 2022 that they would remove all Russian securities from their indexes effective March 9, 2022. On March 8, 2022, the Board approved a proposal to change the name of the Fund from iShares MSCI BRIC ETF to iShares MSCI BIC ETF and to change the Fund’s investment objective. These changes became effective on March 10, 2022.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(26.03)%	(1.21)%	2.21%	(26.03)%	(5.90)%	24.39%

Fund Market	(26.07)	(1.41)	2.15	(26.07)	(6.83)	23.65

Index	(25.49)	(0.53)	2.86	(25.49)	(2.61)	32.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 890.70	$ 3.29		$ 1,000.00	$ 1,021.70	$ 3.52		0.69%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI BIC ETF

Portfolio Management Commentary

The Index declined sharply during the reporting period, especially in the wake of Russia’s February 2022 invasion of Ukraine. Leading up to the invasion, Russian equities and the Russian ruble lost substantial value as investors fled due to geopolitical concerns and expectations that Western nations would impose sanctions on Russian companies. After the attack, the country’s currency and stock market posted even steeper declines. BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7.

Chinese equities declined sharply as economic growth slowed amid continuing pandemic-related restrictions, while a wide-ranging regulatory crackdown continued to raise uncertainty that pressured technology stocks and the property market. Unemployment rose and consumer spending weakened as inflationary pressures and supply chain disruptions continued. Concerns about delisting from U.S. exchanges arising from audit requirements also weighed on Chinese stocks.

Indian equities declined during the reporting period as inflation weakened the country’s recovery from the coronavirus pandemic, which slowed economic growth well into 2021. Early in the reporting period, Indian stocks advanced as accommodative monetary policy increased liquidity and, despite a resurgence of COVID-19 cases, India’s economic growth was among the world’s strongest as domestic demand improved and foreign inflows rose. Later in the reporting period, foreign outflows surged as rising commodities prices and India’s heavy reliance on imported oil helped drive inflation and raised concerns about an economic slowdown despite strong growth data.

Brazilian stocks declined overall during the reporting period amid high inflation, rising interest rates, and slowing economic growth. Rising commodities prices and a shift toward value stocks bolstered the market in the first quarter of 2022 as exports rose to multi-decade highs. Prices for oil, metals, and agricultural commodities, which are Brazil’s primary exports, rose, especially after Russia invaded Ukraine. However, Brazilian equities declined late in the reporting period as slowing global growth and recessionary fears started to weigh on commodities prices.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Discretionary	22.1%

Financials	18.6

Communication Services	12.4

Information Technology	7.7

Energy	7.2

Consumer Staples	7.0

Materials	6.7

Industrials	5.8

Health Care	5.4

Utilities	4.5
Real Estate	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	62.4%
India	27.5
Brazil	10.1
Russia	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Emerging Markets Asia ETF

Investment Objective

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI EM Asia Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(22.77)%	1.07%	4.77%	(22.77)%	5.48%	59.34%

Fund Market	(22.84)	0.86	4.63	(22.84)	4.35	57.29

Index	(21.93)	1.79	5.31	(21.93)	9.29	67.73

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets Asia. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EM Asia Custom Capped Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 858.10	$ 2.29		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Emerging Markets Asia ETF

Portfolio Management Commentary

Stocks in Asian emerging markets declined sharply during the reporting period, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance.

Chinese equities were the largest detractors from the Index’s return, led by the consumer discretionary sector. The government’s campaign to rein in large internet firms, which included billions of dollars in anti-trust fines and restrictions on listings on foreign stock exchanges, weighed on investor sentiment. The internet and direct marketing retail industry declined as competitive advantages weakened, while concerns surrounding customer growth and slowing consumption pressured margins and earnings. Automobiles stocks, including those of electric carmakers, declined along with vehicle sales as restrictions slowed production and kept customers home.

China’s communication services sector also detracted from the Index’s return, as COVID-19-related restrictions and regulatory issues weighed on earnings and forward guidance. Notably, government-imposed lockdowns in media-rich Shanghai and other cities across China decreased online advertising spending. Against this backdrop, revenue growth slowed for interactive media and services companies, constraining earnings and raising concerns about future growth. Chinese information technology companies also declined, notably in the technology hardware and equipment industry, as domestic demand for consumer electronics shrank due to coronavirus-related lockdowns.

South Korean stocks also weighed on the Index’s return, particularly in the technology hardware, storage, and peripherals industry in the information technology sector. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth, lowered profits, and affected capacity expansion plans for producers of semiconductors. Indications of weakening consumer demand for personal computers and cell phones further pressured the near-term outlook for semiconductors stocks.

Taiwan’s semiconductors industry in the information technology sector weighed on the Index’s performance against a backdrop of lower global consumer demand, increased outflows of foreign capital driven by market volatility, and political tensions between the U.S. and China resulting in fears of a potential military conflict over Taiwan.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	24.2%
Financials	17.0
Consumer Discretionary	16.8
Communication Services	10.5
Industrials	6.1
Materials	6.0
Consumer Staples	5.7
Health Care	4.5
Energy	4.3
Utilities	2.9
Real Estate	2.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	41.0%
Taiwan	18.3
India	18.3
South Korea	14.5
Thailand	2.5
Indonesia	2.5
Malaysia	1.9
Philippines	1.0

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF

Investment Objective

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(17.00)%	3.12%	4.24%	(17.00)%	16.63%	51.48%
Fund Market	(17.15)	2.90	4.17	(17.15)	15.38	50.46
Index	(16.37)	3.42	4.63	(16.37)	18.33	57.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 891.80	$ 3.39		$ 1,000.00	$ 1,021.60	$ 3.62		0.71%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Emerging Markets Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in emerging markets declined during the reporting period, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance.

South Korean equities detracted the most from the Index’s return, as investor concerns over the Fed’s monetary tightening reverberated in Korean markets. Korean healthcare stocks declined significantly, with a combination of domestic factors buffeting companies in the pharmaceuticals and biotechnology industries, including an embezzlement scandal at one company and a U.S. Food and Drug Administration order that a Korean pharmaceutical firm’s proposed treatment for a rare heart condition must undergo a second trial. A potential glut of coronavirus vaccines amid a flood of entrants to the market dimmed investor sentiment toward the healthcare sector across regions. Against this backdrop, a Korean vaccine maker ceased work on a new COVID-19 vaccine candidate after two years of development.

Real estate stocks in China further detracted from the Index’s performance, as a debt crisis, falling home prices, and a homebuyer boycott of mortgage payments drove stress in the property market. International credit rating agencies issued downgrades of many Chinese real estate developers during the reporting period, as the financial collapse of a major real estate company drove fears of a liquidity shortage for builders and weakness in China’s economy. Additionally, stocks of some small-capitalization companies in the real estate development industry declined significantly as investors grew concerned over nonpayment of debt leading to bond defaults.

The Taiwanese information technology sector was another source of weakness for the Index’s return, as stocks of companies in the semiconductors industry declined against a backdrop of lower global consumer demand. Other factors affecting Taiwanese equities during the reporting period included outflows of foreign capital driven by fears of increased market volatility and political tensions between the U.S. and China over Taiwan’s status.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	16.9%
Industrials	15.6
Materials	13.2
Consumer Discretionary	12.1
Financials	10.7
Health Care	8.6
Real Estate	6.7
Consumer Staples	6.4
Communication Services	3.8
Utilities	3.5
Energy	2.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

India	23.6%
Taiwan	20.4
South Korea	14.4
China	8.9
Brazil	6.6
Thailand	3.9
South Africa	3.8
Saudi Arabia	3.2
Malaysia	2.9
Indonesia	2.7
Mexico	1.9
Kuwait	1.2
Turkey	1.2
Qatar	1.0
Other (each representing less than 1%)	4.3

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Consolidated Schedule of Investments August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 4.0%
3R Petroleum Oleo E Gas SA(a)	1,580,263	$11,357,457
AES Brasil Energia SA	2,221,437	4,141,923
Aliansce Sonae Shopping Centers SA	1,663,309	5,620,670
Alupar Investimento SA	1,832,969	10,023,829
Ambev SA	41,350,958	121,372,660
Americanas SA	5,808,734	18,244,409
Anima Holding SA(a)	3,109,114	3,024,011
Arezzo Industria e Comercio SA	597,046	10,604,154
Atacadao SA	3,761,670	14,280,521
Auren Energia SA	2,988,669	8,829,741
B3 SA - Brasil, Bolsa, Balcao	53,197,444	121,172,865
Banco Bradesco SA	13,446,616	40,941,565
Banco BTG Pactual SA	10,399,486	50,874,004
Banco do Brasil SA	7,271,332	58,269,612
Banco Santander Brasil SA	3,053,910	17,240,761
BB Seguridade Participacoes SA	5,845,164	31,774,035
Boa Vista Servicos SA	1,844,216	2,410,555
BR Malls Participacoes SA	6,651,898	10,548,623
BR Properties SA	2,615,828	4,113,000
BRF SA(a)	5,249,715	15,994,153
Camil Alimentos SA	1,635,078	3,146,073
CCR SA	10,675,094	28,296,468
Centrais Eletricas Brasileiras SA	9,184,228	81,401,806
Cia. Brasileira de Aluminio	1,496,491	3,696,353
Cia. Brasileira de Distribuicao	1,535,132	6,400,318
Cia. de Saneamento Basico do Estado de Sao Paulo	2,911,170	27,503,461
Cia. de Saneamento de Minas Gerais-COPASA	2,001,354	5,193,426
Cia. de Saneamento do Parana	1,742,458	5,797,699
Cia. Siderurgica Nacional SA	6,196,630	16,437,316
Cielo SA	11,716,270	12,386,492
Cogna Educacao(a)	16,993,152	8,100,688
Cosan SA	9,939,369	38,172,496
CPFL Energia SA	1,420,194	9,546,399
CVC Brasil Operadora e Agencia de Viagens SA(a)	2,534,170	3,716,692
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,560,556	6,969,374
Dexco SA	3,601,091	6,811,229
EcoRodovias Infraestrutura e Logistica SA(a)	2,743,887	3,090,723
EDP - Energias do Brasil SA	2,276,656	9,929,518
Embraer SA(a)	6,323,033	16,796,924
Enauta Participacoes SA	1,246,325	4,003,170
Energisa SA	1,419,146	11,536,153
Eneva SA(a)	8,974,443	26,738,403
Engie Brasil Energia SA	1,419,388	11,049,749
Equatorial Energia SA	8,767,674	40,750,876
Ez Tec Empreendimentos e Participacoes SA	1,183,172	4,107,352
Fleury SA	2,199,459	6,662,977
GPS Participacoes e Empreendimentos SA(b)	2,148,740	5,617,189
Grendene SA	3,735,240	5,485,398
Grupo De Moda Soma SA	4,411,052	11,471,923
Grupo Mateus SA(a)	5,218,259	6,439,571
Grupo SBF SA	1,160,589	4,887,841
Guararapes Confeccoes SA	980,061	1,733,154
Hapvida Participacoes e Investimentos SA(b)	39,539,609	55,329,916
Hypera SA	3,195,274	26,453,262
Iguatemi SA	1,845,804	6,982,436
Instituto Hermes Pardini SA	659,927	2,487,538

Security	Shares	Value

Brazil (continued)
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	530,845	$2,818,303
Iochpe Maxion SA	1,416,291	3,702,437
IRB Brasil Resseguros S/A(a)	9,315,480	2,936,604
JBS SA	6,735,718	38,311,144
JHSF Participacoes SA	3,748,630	4,467,458
Klabin SA	6,492,350	23,498,952
Light SA	2,854,425	3,105,499
Localiza Rent a Car SA	6,446,947	75,369,698
Locaweb Servicos de Internet SA(a)(b)	4,405,863	7,918,426
LOG Commercial Properties e Participacoes SA	713,719	3,669,841
Lojas Quero Quero S/A	2,171,404	2,817,349
Lojas Renner SA	8,651,762	44,020,479
M. Dias Branco SA	1,005,633	8,170,865
Magazine Luiza SA(a)	26,306,535	21,591,747
Marfrig Global Foods SA	2,920,640	7,382,442
Meliuz SA(a)(b)	9,294,722	2,340,475
Minerva SA	2,768,827	8,222,816
Movida Participacoes SA	1,789,934	4,727,374
MRV Engenharia e Participacoes SA	3,266,813	6,448,979
Multiplan Empreendimentos Imobiliarios SA	2,400,628	11,120,855
Natura & Co. Holding SA	7,891,204	21,872,821
Odontoprev SA	3,056,235	5,281,323
Omega Energia SA(a)	3,206,465	6,927,700
Pet Center Comercio e Participacoes SA	3,377,730	7,031,527
Petro Rio SA(a)	6,197,606	32,534,334
Petroleo Brasileiro SA	32,767,940	234,119,700
Petroreconcavo SA	779,650	4,088,277
Qualicorp Consultoria e Corretora de Seguros SA	1,775,021	3,282,274
Raia Drogasil SA	9,666,388	40,431,455
Rede D’Or Sao Luiz SA(b)	3,486,015	22,333,707
Rumo SA	11,443,860	44,456,484
Santos Brasil Participacoes SA	4,950,467	7,669,684
Sao Martinho SA	1,606,114	9,835,997
Sendas Distribuidora SA	7,063,704	24,969,536
SIMPAR SA	3,860,305	7,939,655
SLC Agricola SA	1,124,380	10,503,781
Smartfit Escola de Ginastica e Danca SA(a)	1,731,118	5,537,022
Sul America SA	2,436,749	11,569,218
Suzano SA	6,647,026	56,550,317
Telefonica Brasil SA	4,299,864	34,002,846
Tim SA	7,026,001	15,976,778
TOTVS SA	4,757,537	26,108,658
Transmissora Alianca de Energia Eletrica SA	1,755,937	14,068,017
Ultrapar Participacoes SA	6,240,926	16,230,918
Vale SA	34,822,681	431,735,914
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	2,675,929	7,257,681
Via S/A(a)	11,063,247	6,847,543
Vibra Energia SA	10,238,471	36,133,002
Vivara Participacoes SA	1,261,013	6,144,602
WEG SA	14,826,040	80,622,150
YDUQS Participacoes SA	2,573,277	6,088,928

		2,606,762,503

Chile — 0.4%
Aguas Andinas SA, Class A	29,077,016	6,369,854
Banco de Chile	384,358,314	36,465,258
Banco de Credito e Inversiones SA	504,921	14,872,987
Banco Santander Chile	553,433,470	22,229,964
CAP SA	709,495	5,724,249

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Cencosud SA	11,996,919	$16,772,262
Cencosud Shopping SA	4,410,461	6,249,691
Cia. Cervecerias Unidas SA	1,101,254	5,984,678
Cia. Sud Americana de Vapores SA	127,610,363	12,009,968
Colbun SA	71,623,364	6,984,527
Empresa Nacional de Telecomunicaciones SA	1,622,417	5,159,150
Empresas CMPC SA	9,613,932	18,235,631
Empresas COPEC SA	3,454,396	29,797,417
Enel Americas SA	186,736,963	20,231,140
Enel Chile SA	209,215,194	6,867,627
Engie Energia Chile SA	6,371,533	3,519,006
Falabella SA	6,211,800	14,638,016
Inversiones Aguas Metropolitanas SA	5,028,707	2,541,650
Itau CorpBanca Chile SA	2,404,419,018	5,365,510
Parque Arauco SA	5,861,709	6,197,224
SMU SA	23,013,575	2,508,961
Vina Concha y Toro SA	4,990,732	6,072,962

		254,797,732

China — 29.1%
360 DigiTech Inc.	754,888	12,063,110
360 Security Technology Inc., Class A	4,803,088	5,070,280
361 Degrees International Ltd.(a)	9,639,000	4,925,330
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,446,037	4,235,930
3SBio Inc.(b)	10,918,000	7,258,924
AAC Technologies Holdings Inc.(c)	5,930,000	10,986,057
Advanced Micro-Fabrication Equipment Inc., Class A(a)	396,217	7,030,574
AECC Aviation Power Co. Ltd., Class A	1,476,277	9,791,079
Agile Group Holdings Ltd.	10,066,500	3,525,289
Agora Inc., ADR(a)(c)	575,126	2,381,023
Agricultural Bank of China Ltd., Class A	44,083,535	18,170,458
Agricultural Bank of China Ltd., Class H	253,982,000	82,991,572
Aier Eye Hospital Group Co. Ltd., Class A	3,785,175	16,051,166
Air China Ltd., Class A(a)	3,581,500	5,324,096
Air China Ltd., Class H(a)(c)	16,716,000	13,390,392
AK Medical Holdings Ltd.(b)(c)	4,992,000	4,328,174
Akeso Inc.(a)(b)(c)	3,799,000	12,162,568
Alibaba Group Holding Ltd.(a)	132,016,004	1,575,022,380
Alibaba Health Information Technology Ltd.(a)	40,288,000	23,087,595
Alibaba Pictures Group Ltd.(a)(c)	115,980,000	9,123,818
A-Living Smart City Services Co. Ltd., Class A(b)(c)	4,952,500	5,101,493
Alphamab Oncology(a)(b)(c)	4,136,000	4,163,080
Aluminum Corp. of China Ltd., Class A	7,016,600	4,554,327
Aluminum Corp. of China Ltd., Class H	35,144,000	12,986,063
Amlogic Shanghai Co. Ltd.(a)	217,786	2,707,545
Anhui Conch Cement Co. Ltd., Class A	2,247,829	10,357,706
Anhui Conch Cement Co. Ltd., Class H	10,563,000	40,254,038
Anhui Gujing Distillery Co. Ltd., Class A	235,655	8,678,920
Anhui Gujing Distillery Co. Ltd., Class B	935,180	14,279,196
Anhui Kouzi Distillery Co. Ltd., Class A	412,148	3,008,179
Anhui Yingjia Distillery Co. Ltd., Class A	348,800	2,695,702
Anjoy Foods Group Co. Ltd., Class A	174,100	3,897,799
ANTA Sports Products Ltd.(c)	10,438,600	125,706,160
Ascentage Pharma Group International(a)(b)(c)	1,794,500	3,728,103
Asia Cement China Holdings Corp.	5,602,500	2,801,383
Asymchem Laboratories Tianjin Co. Ltd., Class A	215,040	5,327,146
Autohome Inc., ADR	669,163	23,828,894
Avary Holding Shenzhen Co. Ltd., Class A	862,600	3,683,018

Security	Shares	Value

China (continued)
AVIC Electromechanical Systems Co. Ltd., Class A	2,340,200	$3,747,014
AVIC Industry-Finance Holdings Co. Ltd., Class A	7,838,991	3,827,365
AviChina Industry & Technology Co. Ltd., Class H	22,511,000	10,956,857
Baidu Inc.(a)	3,951,504	70,536,624
Baidu Inc., ADR(a)	1,975,751	284,448,871
Bank of Beijing Co. Ltd., Class A	13,464,006	8,038,073
Bank of Chengdu Co. Ltd., Class A	2,724,708	6,171,315
Bank of China Ltd., Class A	18,733,100	8,235,120
Bank of China Ltd., Class H	690,962,000	241,123,703
Bank of Communications Co. Ltd., Class A	20,522,080	13,586,903
Bank of Communications Co. Ltd., Class H	72,606,000	41,368,630
Bank of Hangzhou Co. Ltd., Class A	3,804,497	7,875,059
Bank of Jiangsu Co. Ltd., Class A	8,220,108	8,601,170
Bank of Nanjing Co. Ltd., Class A	5,467,189	8,391,316
Bank of Ningbo Co. Ltd., Class A	3,416,193	14,686,452
Bank of Shanghai Co. Ltd., Class A	10,136,765	8,657,208
Baoshan Iron & Steel Co. Ltd., Class A	11,972,290	9,213,185
Baozun Inc., ADR(a)(c)	536,428	4,559,638
BBMG Corp., Class A	15,181,236	5,745,131
BeiGene Ltd., ADR(a)(c)	416,668	71,525,229
Beijing Capital International Airport Co. Ltd., Class H(a)	16,934,000	10,628,732
Beijing Energy International Holding Co. Ltd.(a)	69,898,852	2,146,482
Beijing Enlight Media Co. Ltd., Class A	2,464,794	3,287,099
Beijing Enterprises Holdings Ltd.	3,822,500	11,369,735
Beijing Enterprises Water Group Ltd.	37,482,000	9,628,357
Beijing Kingsoft Office Software Inc., Class A	271,251	7,042,890
Beijing New Building Materials PLC, Class A	1,128,919	4,278,268
Beijing Roborock Technology Co. Ltd., Class A	61,290	2,827,805
Beijing Shiji Information Technology Co. Ltd., Class A	1,183,242	2,228,696
Beijing Shunxin Agriculture Co. Ltd., Class A	643,600	2,217,083
Beijing Sinnet Technology Co. Ltd., Class A	1,703,187	2,280,681
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,189,956	3,815,633
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	2,914,000	3,625,796
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	336,599	6,220,320
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	21,406,800	14,312,244
Betta Pharmaceuticals Co. Ltd., Class A	305,694	2,000,722
BGI Genomics Co. Ltd., Class A	351,800	3,066,567
Bilibili Inc., ADR(a)	566,125	14,130,480
Bilibili, Inc.(a)	906,432	22,544,367
Bloomage Biotechnology Corp. Ltd.	167,786	3,454,690
BOC Aviation Ltd.(b)	1,792,000	14,344,033
BOE Technology Group Co. Ltd., Class A	19,564,900	10,445,139
BOE Varitronix Ltd.	2,430,000	5,572,897
Bosideng International Holdings Ltd.(c)	29,066,000	16,320,296
Burning Rock Biotech Ltd., ADR(a)(c)	439,540	1,722,997
BYD Co. Ltd., Class A	967,186	40,008,795
BYD Co. Ltd., Class H	7,219,000	222,455,787
BYD Electronic International Co. Ltd.(c)	5,868,000	15,504,009
By-health Co. Ltd., Class A	1,290,200	3,472,900
C&D International Investment Group Ltd.	5,093,000	10,185,841
Caitong Securities Co. Ltd., Class A	5,696,960	6,231,038
Canaan Inc.(a)(c)	974,877	3,421,818
CanSino Biologics Inc., Class H(b)(c)	701,200	4,376,574
Canvest Environmental Protection Group Co. Ltd.	11,726,000	7,029,537
Central China Management Co. Ltd.	11,648,000	1,140,786

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
CGN New Energy Holdings Co. Ltd.(c)	13,628,000	$5,223,741
CGN Power Co. Ltd., Class H(b)	91,540,000	21,770,628
Changchun High & New Technology Industry Group Inc., Class A	325,342	8,305,223
Changjiang Securities Co. Ltd., Class A	7,263,828	5,956,404
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	234,869	4,756,277
Chaozhou Three-Circle Group Co. Ltd., Class A	1,511,253	5,906,544
Chengxin Lithium Group Co. Ltd., Class A	505,300	3,866,053
China Aircraft Leasing Group Holdings Ltd.(c)	5,172,000	3,421,037
China Animal Healthcare Ltd.(d)	1,237,000	2
China Aoyuan Group Ltd.(a)(c)(d)	10,538,000	1,047,355
China BlueChemical Ltd., Class H(c)	15,902,000	4,140,679
China Cinda Asset Management Co. Ltd., Class H	66,665,000	9,154,621
China CITIC Bank Corp. Ltd., Class H	74,514,000	31,944,895
China Coal Energy Co. Ltd., Class H	18,350,000	16,318,050
China Communications Services Corp. Ltd., Class H	21,086,000	9,054,256
China Conch Environment Protection Holdings Ltd.(a)	14,486,000	12,929,839
China Conch Venture Holdings Ltd.	14,709,500	30,018,949
China Construction Bank Corp., Class A	4,234,868	3,378,693
China Construction Bank Corp., Class H	830,802,000	513,587,576
China CSSC Holdings Ltd., Class A	2,813,701	10,163,390
China Datang Corp. Renewable Power Co. Ltd., Class H(c)	21,959,000	5,499,131
China East Education Holdings Ltd.(b)	5,315,500	2,246,242
China Eastern Airlines Corp. Ltd., Class A(a)	7,711,275	5,465,038
China Education Group Holdings Ltd.(c)	8,267,000	7,202,021
China Energy Engineering Corp. Ltd.	22,339,544	7,286,472
China Everbright Bank Co. Ltd., Class A	21,290,682	8,829,673
China Everbright Bank Co. Ltd., Class H	21,386,000	6,556,145
China Everbright Environment Group Ltd.	33,107,148	16,363,621
China Everbright Greentech Ltd.(b)(c)	15,030,000	3,135,601
China Everbright Ltd.(c)	8,300,000	6,061,732
China Everbright Water Ltd.(c)	11,391,300	2,239,785
China Evergrande Group(a)(c)(d)	34,001,000	4,690,446
China Feihe Ltd.(b)	31,280,000	25,889,077
China Fiber Optic Network System Group Ltd.(d)	10,394,800	13
China Foods Ltd.	11,066,000	3,522,485
China Galaxy Securities Co. Ltd., Class H	36,557,500	19,986,524
China Gas Holdings Ltd.	26,829,000	37,965,778
China Greatwall Technology Group Co. Ltd., Class A	2,279,100	2,983,021
China Harmony Auto Holding Ltd.	7,952,500	2,089,322
China High Speed Transmission Equipment Group Co. Ltd.(a)(c)	5,239,000	2,961,834
China Hongqiao Group Ltd.(c)	20,698,500	20,070,546
China Huiyuan Juice Group Ltd.(d)	10,877,000	14
China International Capital Corp. Ltd., Class A	993,000	5,967,808
China International Capital Corp. Ltd., Class H(b)	12,838,800	22,587,324
China Jinmao Holdings Group Ltd.	48,252,000	10,160,493
China Jushi Co. Ltd., Class A	2,796,462	5,817,577
China Lesso Group Holdings Ltd.	10,062,000	11,959,713
China Life Insurance Co. Ltd., Class A	1,567,221	6,946,585
China Life Insurance Co. Ltd., Class H	63,789,000	91,455,743
China Lilang Ltd.	5,728,000	2,797,102
China Literature Ltd.(a)(b)	3,643,400	14,764,191
China Longyuan Power Group Corp. Ltd., Class H	29,623,000	47,846,019
China Maple Leaf Educational Systems Ltd.(a)(d)	19,720,000	744,710
China Medical System Holdings Ltd.	12,103,000	17,912,193

Security	Shares	Value

China (continued)
China Meidong Auto Holdings Ltd.	5,192,000	$10,558,209
China Mengniu Dairy Co. Ltd.	28,033,000	126,941,194
China Merchants Bank Co. Ltd., Class A	10,753,877	54,313,473
China Merchants Bank Co. Ltd., Class H	33,930,964	173,526,712
China Merchants Land Ltd.	27,246,000	2,146,559
China Merchants Port Holdings Co. Ltd.	12,140,270	18,225,789
China Merchants Securities Co. Ltd., Class A	4,019,381	7,689,749
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,424,866	9,336,935
China Metal Recycling Holdings Ltd.(d)	62,400	—
China Minsheng Banking Corp. Ltd., Class A	18,842,617	9,808,295
China Minsheng Banking Corp. Ltd., Class H(c)	45,199,220	14,377,789
China Modern Dairy Holdings Ltd.(c)	30,834,000	4,079,024
China National Building Material Co. Ltd., Class H	34,074,850	32,175,846
China National Chemical Engineering Co. Ltd., Class A	4,429,022	5,502,409
China National Nuclear Power Co. Ltd., Class A	10,426,609	9,583,427
China New Higher Education Group Ltd.(b)	10,035,000	3,144,020
China Nonferrous Mining Corp Ltd.(c)	11,993,000	5,127,517
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	2,074,300	9,003,011
China Oilfield Services Ltd., Class H	15,446,000	16,042,730
China Oriental Group Co. Ltd.	14,338,000	2,641,468
China Overseas Grand Oceans Group Ltd.	16,244,500	7,669,270
China Overseas Land & Investment Ltd.	33,383,000	89,715,837
China Overseas Property Holdings Ltd.	12,170,000	12,915,210
China Pacific Insurance Group Co. Ltd., Class A	3,789,142	11,455,409
China Pacific Insurance Group Co. Ltd., Class H	23,447,200	49,668,589
China Petroleum & Chemical Corp., Class A	18,026,350	11,141,519
China Petroleum & Chemical Corp., Class H	217,752,200	102,396,857
China Power International Development Ltd.	48,933,000	27,316,986
China Railway Group Ltd., Class A	11,866,766	9,859,693
China Railway Group Ltd., Class H	34,012,000	19,471,633
China Renaissance Holdings Ltd.(b)	1,848,800	2,091,562
China Renewable Energy Investment Ltd.(d)	8,046	—
China Resources Beer Holdings Co. Ltd.	13,722,000	95,656,299
China Resources Cement Holdings Ltd.(c)	20,376,000	12,559,952
China Resources Gas Group Ltd.	8,111,200	31,580,191
China Resources Land Ltd.	28,287,777	115,817,130
China Resources Medical Holdings Co. Ltd.	9,534,000	5,656,029
China Resources Microelectronics Ltd.	642,911	4,851,144
China Resources Mixc Lifestyle Services Ltd.(b)(c)	5,865,800	26,600,049
China Resources Power Holdings Co. Ltd.	17,120,000	34,040,370
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	748,627	4,268,317
China Ruyi Holdings Ltd.(a)(c)	39,383,200	9,994,131
China SCE Group Holdings Ltd.	18,606,200	1,557,708
China Shenhua Energy Co. Ltd., Class A	3,895,929	17,074,325
China Shenhua Energy Co. Ltd., Class H	29,284,500	91,844,124
China Shineway Pharmaceutical Group Ltd.	4,480,000	3,436,539
China South City Holdings Ltd.	47,470,000	2,984,507
China Southern Airlines Co. Ltd., Class A(a)	6,853,384	6,368,269
China Southern Airlines Co. Ltd., Class H(a)(c)	13,530,000	7,302,942
China State Construction Engineering Corp. Ltd., Class A	20,407,819	15,155,953
China State Construction International Holdings Ltd.	18,292,000	21,120,880
China Suntien Green Energy Corp. Ltd., Class H(c)	15,834,000	7,101,481
China Taiping Insurance Holdings Co. Ltd.	12,165,908	12,421,095
China Three Gorges Renewables Group Co. Ltd., Class A	15,212,570	13,391,120

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Tobacco International HK Co. Ltd.	3,694,000	$5,451,353
China Tourism Group Duty Free Corp. Ltd., Class A	1,037,179	29,246,482
China Tower Corp. Ltd., Class H(b)	360,962,000	45,011,185
China Traditional Chinese Medicine Holdings Co. Ltd.	24,324,000	10,489,319
China Travel International Investment Hong Kong Ltd.(a)(c)	32,818,000	5,961,840
China United Network Communications Ltd., Class A	13,817,925	7,087,810
China Vanke Co. Ltd., Class A	5,522,268	13,275,683
China Vanke Co. Ltd., Class H	14,241,287	27,802,254
China Water Affairs Group Ltd.	8,662,000	7,890,018
China XLX Fertiliser Ltd.	4,391,000	2,502,204
China Yangtze Power Co. Ltd., Class A	13,077,925	45,292,986
China Youzan Ltd.(a)(c)	161,004,000	2,568,101
China Yuchai International Ltd.	135,587	1,129,440
China Yuhua Education Corp. Ltd.(a)(b)(c)	15,586,000	2,449,095
China Zhenhua Group Science & Technology Co. Ltd., Class A	328,300	5,311,648
China Zheshang Bank Co. Ltd., Class A(a)	18,662,400	8,768,651
China Zhongwang Holdings Ltd.(a)(c)(d)	15,649,600	1,823,969
Chinasoft International Ltd.	23,568,000	18,423,091
Chindata Group Holdings Ltd., ADR(a)(c)	1,115,280	9,412,963
Chongqing Brewery Co. Ltd., Class A	304,000	4,900,427
Chongqing Changan Automobile Co. Ltd., Class A	4,665,664	9,758,864
Chongqing Zhifei Biological Products Co. Ltd., Class A	845,676	11,473,943
CIFI Ever Sunshine Services Group Ltd.(c)	6,744,000	4,144,796
CIFI Holdings Group Co. Ltd.(c)	31,542,600	7,983,263
CIMC Enric Holdings Ltd.(c)	7,390,000	7,893,371
CITIC Ltd.	50,730,000	52,296,459
CITIC Securities Co. Ltd., Class A	7,120,704	20,031,723
CITIC Securities Co. Ltd., Class H	17,877,400	36,234,572
CMGE Technology Group Ltd.(a)(c)	16,246,000	4,008,351
CMOC Group Ltd., Class A	11,728,071	8,320,923
CMOC Group Ltd., Class H(c)	32,118,000	14,321,947
CNGR Advanced Material Co. Ltd.	244,700	3,288,070
COFCO Joycome Foods Ltd.	21,791,000	8,341,802
Colour Life Services Group Co. Ltd.(a)(c)(d)	4,592,000	239,801
Concord New Energy Group Ltd.	76,940,000	7,049,773
Contemporary Amperex Technology Co. Ltd., Class A(a)	1,257,051	87,131,734
COSCO SHIPPING Holdings Co. Ltd., Class A	6,847,246	13,990,762
COSCO SHIPPING Holdings Co. Ltd., Class H	28,014,100	41,821,135
COSCO SHIPPING International Hong Kong Co. Ltd.	12,228,000	3,456,849
COSCO SHIPPING Ports Ltd.(c)	16,540,000	10,702,657
Country Garden Holdings Co. Ltd.(c)	68,114,733	20,107,181
Country Garden Services Holdings Co. Ltd.	17,778,000	34,936,666
CRRC Corp. Ltd., Class A	12,430,200	8,994,518
CRRC Corp. Ltd., Class H	37,550,000	14,039,548
CSC Financial Co. Ltd., Class A	2,461,492	9,446,113
CSPC Pharmaceutical Group Ltd.	79,167,760	80,309,649
CStone Pharmaceuticals(a)(b)(c)	5,979,500	3,653,843
Dada Nexus Ltd., ADR(a)(c)	536,432	3,470,715
Dali Foods Group Co. Ltd.(b)	18,529,500	8,470,801
Daqin Railway Co. Ltd., Class A	7,912,700	7,377,984
Daqo New Energy Corp., ADR(a)	512,099	34,141,640
DaShenLin Pharmaceutical Group Co. Ltd., Class A	834,928	4,025,498
DHC Software Co. Ltd., Class A	3,876,098	3,249,675

Security	Shares	Value

China (continued)
Differ Group Auto Ltd.(c)	30,564,000	$7,704,221
Digital China Holdings Ltd.	9,438,000	4,210,064
Dongfeng Motor Group Co. Ltd., Class H	23,906,000	15,157,550
Dongxing Securities Co. Ltd., Class A	3,650,467	4,379,634
Dongyue Group Ltd.	13,163,000	14,773,395
DouYu International Holdings Ltd., ADR(a)	1,296,649	1,944,974
East Money Information Co. Ltd., Class A	6,963,455	22,221,966
Ecovacs Robotics Co. Ltd., Class A	312,600	3,677,348
EHang Holdings Ltd., ADR(a)(c)	276,707	1,812,431
ENN Energy Holdings Ltd.	7,016,800	101,935,978
Eve Energy Co. Ltd., Class A	1,061,777	14,445,011
Everbright Securities Co. Ltd., Class A	2,635,286	6,102,195
Everest Medicines Ltd.(a)(b)(c)	1,405,000	2,124,958
Excellence Commercial Property & Facilities Management Group Ltd.(c)	4,308,000	1,791,099
Fangda Carbon New Material Co. Ltd., Class A(a)	2,861,984	2,877,497
Far East Horizon Ltd.(c)	12,599,000	9,544,418
Fiberhome Telecommunication Technologies Co. Ltd., Class A	1,393,698	2,894,039
FinVolution Group, ADR(c)	1,170,207	5,757,418
Fire Rock Holdings Ltd.(a)(c)(d)	19,668,000	1,139,354
First Capital Securities Co. Ltd., Class A	3,895,400	3,457,546
Flat Glass Group Co. Ltd., Class A(a)	953,700	5,503,688
Flat Glass Group Co. Ltd., Class H(a)	3,650,000	12,021,943
Focus Media Information Technology Co. Ltd., Class A	8,862,499	7,738,739
Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,068,516	24,067,204
Fosun International Ltd.	22,562,500	16,654,099
Founder Securities Co. Ltd., Class A	8,057,587	8,085,621
Foxconn Industrial Internet Co. Ltd., Class A	4,823,834	6,469,850
Fu Shou Yuan International Group Ltd.	10,846,000	6,929,687
Fufeng Group Ltd.	16,459,400	9,248,699
Fuyao Glass Industry Group Co. Ltd., Class A	1,219,600	6,885,342
Fuyao Glass Industry Group Co. Ltd., Class H(b)	5,241,600	25,012,057
Ganfeng Lithium Co. Ltd., Class A	941,657	11,607,704
Ganfeng Lithium Co. Ltd., Class H(b)(c)	3,197,600	28,092,382
Gaotu Techedu Inc., ADR(a)(c)	1,174,020	2,066,275
GD Power Development Co. Ltd., Class A(a)	9,161,200	5,748,383
GDS Holdings Ltd., ADR(a)	792,372	21,584,213
Geely Automobile Holdings Ltd.	52,207,000	104,895,229
Gemdale Corp., Class A	3,074,196	5,180,198
Gemdale Properties & Investment Corp. Ltd.	67,136,000	5,720,584
Genertec Universal Medical Group Co. Ltd.(b)	11,780,500	6,630,752
Genscript Biotech Corp.(a)	10,412,000	33,445,345
GF Securities Co. Ltd., Class A	3,011,830	7,120,745
GF Securities Co. Ltd., Class H	10,465,800	13,671,544
GigaDevice Semiconductor Inc., Class A	395,035	6,587,965
Ginlong Technologies Co. Ltd., Class A	258,650	8,534,783
Glory Sun Financial Group Ltd.(a)(c)	170,456,000	778,603
GoerTek Inc., Class A	1,946,562	9,121,292
GOME Retail Holdings Ltd.(a)(c)	111,815,000	3,485,445
Gotion High-tech Co. Ltd., Class A	1,016,400	5,018,458
Grand Pharmaceutical Group Ltd., Class A	13,973,500	7,460,195
Great Wall Motor Co. Ltd., Class A	1,321,400	6,371,136
Great Wall Motor Co. Ltd., Class H	27,018,500	40,536,687
Gree Electric Appliances Inc. of Zhuhai, Class A	1,574,300	7,249,698
Greenland Hong Kong Holdings Ltd.(c)	9,314,000	969,350
Greentown China Holdings Ltd.	7,577,500	14,297,118
Greentown Management Holdings Co. Ltd.(b)(c)	7,083,000	5,993,438
Greentown Service Group Co. Ltd.	12,784,000	9,235,852

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guangdong Haid Group Co. Ltd., Class A	1,004,920	$8,858,837
Guangdong Investment Ltd.(c)	25,982,000	23,803,467
Guangdong Kinlong Hardware Products Co. Ltd., Class A	227,100	3,128,457
Guanghui Energy Co. Ltd., Class A	4,617,800	8,468,402
Guangzhou Automobile Group Co. Ltd., Class A	3,038,799	6,093,096
Guangzhou Automobile Group Co. Ltd., Class H	26,019,200	22,371,569
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,548,888	6,091,459
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	325,800	3,137,327
Guangzhou R&F Properties Co. Ltd., Class H(c)	12,570,400	2,600,044
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	429,283	4,190,815
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,219,396	8,349,910
Guosen Securities Co. Ltd., Class A	5,407,667	7,210,789
Guotai Junan Securities Co. Ltd., Class A	3,679,891	7,850,411
Guoyuan Securities Co. Ltd., Class A	3,709,471	3,918,829
H World Group Ltd., ADR	1,636,846	61,594,515
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	13,630,000	13,314,619
Haidilao International Holding Ltd.(a)(b)(c)	9,543,000	22,455,611
Haier Smart Home Co. Ltd., Class A	3,815,837	14,219,534
Haier Smart Home Co. Ltd., Class H	19,824,400	64,766,285
Hainan Meilan International Airport Co. Ltd., Class H(a)	1,769,000	4,165,178
Haitian International Holdings Ltd.	5,633,000	13,800,592
Haitong Securities Co. Ltd., Class A	6,278,131	8,584,938
Haitong Securities Co. Ltd., Class H	21,432,800	14,032,480
Hangzhou First Applied Material Co. Ltd., Class A	810,620	7,565,827
Hangzhou Lion Electronics Co. Ltd.	380,000	2,911,296
Hangzhou Robam Appliances Co. Ltd., Class A	843,309	3,059,286
Hangzhou Silan Microelectronics Co. Ltd., Class A	856,400	4,885,850
Hangzhou Steam Turbine Co. Ltd., Class B	5,278,262	7,935,517
Hangzhou Tigermed Consulting Co. Ltd., Class A	253,274	3,952,278
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	1,008,200	9,982,046
Hansoh Pharmaceutical Group Co. Ltd.(b)	10,370,000	20,689,564
Harbin Electric Co. Ltd., Class H(a)	8,374,000	2,275,801
Helens International Holdings Co. Ltd. (a)(c)	2,405,000	3,714,924
Hello Group Inc., ADR	1,377,494	7,094,094
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,867,732	7,231,265
Hengan International Group Co. Ltd.	5,446,000	26,061,887
Hengli Petrochemical Co. Ltd., Class A	3,304,330	9,156,734
Hengyi Petrochemical Co. Ltd., Class A	3,414,461	4,461,710
Hithink RoyalFlush Information Network Co. Ltd., Class A	370,202	4,537,673
Hongfa Technology Co. Ltd., Class A	649,468	3,527,965
Hope Education Group Co. Ltd.(b)	32,220,000	2,777,422
Hopson Development Holdings Ltd.(c)	6,986,789	9,606,731
Hoshine Silicon Industry Co. Ltd., Class A	316,023	5,111,844
Hua Han Health Industry Holdings Ltd.(d)	19,424,288	25
Hua Hong Semiconductor Ltd.(a)(b)	4,670,000	13,708,628
Hua Medicine(a)(b)(c)	7,242,500	3,640,037
Huabao International Holdings Ltd.(c)	8,614,000	4,404,755
Huadong Medicine Co. Ltd., Class A	1,146,551	6,963,556
Huafon Chemical Co. Ltd., Class A	3,537,366	3,836,500
Hualan Biological Engineering Inc., Class A	1,145,820	3,261,945
Huaneng Power International Inc., Class A(a)	5,346,526	6,303,839
Huaneng Power International Inc., Class H(a)(c)	34,894,000	17,833,103
Huatai Securities Co. Ltd., Class A	4,111,551	7,789,489

Security	Shares	Value

China (continued)
Huatai Securities Co. Ltd., Class H(b)	12,762,600	$17,058,769
Huaxia Bank Co. Ltd., Class A	9,100,318	6,759,852
Huaxin Cement Co. Ltd., Class A	1,106,524	2,774,796
Huayu Automotive Systems Co. Ltd., Class A	2,022,310	5,446,997
Hubei Xingfa Chemicals Group Co. Ltd., Class A	581,700	3,240,009
Huizhou Desay Sv Automotive Co. Ltd., Class A	311,800	6,871,311
Humanwell Healthcare Group Co. Ltd., Class A	992,900	2,673,215
Hundsun Technologies Inc., Class A	1,491,295	7,228,414
Hutchmed China Ltd., ADR(a)(c)	783,606	10,077,173
HUYA Inc., ADR(a)(c)	725,580	2,387,158
Hygeia Healthcare Holdings Co. Ltd.(a)(b)(c)	3,069,200	16,565,937
iDreamSky Technology Holdings Ltd.(a)(b)	6,214,800	4,176,341
Iflytek Co. Ltd., Class A	1,379,484	7,450,649
I-Mab, ADR(a)	387,402	2,374,774
Imeik Technology Development Co. Ltd., Class A	106,300	8,560,217
Industrial & Commercial Bank of China Ltd., Class A	32,121,480	20,343,330
Industrial & Commercial Bank of China Ltd., Class H	484,838,000	246,318,484
Industrial Bank Co. Ltd., Class A	10,747,890	26,511,963
Industrial Securities Co. Ltd., Class A(a)	7,225,951	6,464,664
Ingenic Semiconductor Co. Ltd., Class A	308,403	3,617,859
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	27,225,100	7,896,962
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	5,879,600	3,694,134
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,303,262	17,060,820
Inner Mongolia Yitai Coal Co. Ltd., Class B	10,309,495	17,350,354
Innovent Biologics Inc.(a)(b)(c)	9,138,000	38,521,476
Inspur Electronic Information Industry Co. Ltd., Class A	1,438,772	4,809,408
Inspur International Ltd.(a)	6,426,000	2,083,598
Intco Medical Technology Co. Ltd., Class A	431,400	1,367,470
iQIYI Inc., ADR(a)(c)	2,837,030	10,383,530
JA Solar Technology Co. Ltd., Class A	1,254,700	11,839,450
Jafron Biomedical Co. Ltd., Class A	575,173	3,898,451
Jason Furniture Hangzhou Co. Ltd., Class A	809,016	5,651,176
JCET Group Co. Ltd., Class A	1,213,500	4,334,643
JD Health International Inc.(a)(b)(c)	9,727,450	67,008,717
JD.com Inc., Class A	18,728,254	592,845,234
Jiangsu Eastern Shenghong Co. Ltd., Class A	2,617,800	7,257,442
Jiangsu Expressway Co. Ltd., Class H	10,046,000	8,604,455
Jiangsu Hengli Hydraulic Co. Ltd., Class A	818,796	5,781,361
Jiangsu Hengrui Medicine Co. Ltd., Class A	3,280,255	16,407,453
Jiangsu King’s Luck Brewery JSC Ltd., Class A	862,456	5,755,572
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	816,851	19,376,329
Jiangsu Yangnong Chemical Co. Ltd., Class A	162,000	2,663,821
Jiangsu Zhongtian Technology Co. Ltd., Class A	1,875,000	6,010,931
Jiangxi Copper Co. Ltd., Class H	11,885,000	14,596,838
Jiangxi Zhengbang Technology Co. Ltd., Class A(a)	2,763,163	2,382,742
Jiayuan International Group Ltd.(a)(c)	17,044,000	469,096
Jinchuan Group International Resources Co. Ltd.	36,943,000	3,986,697
Jinke Properties Group Co. Ltd., Class A(a)	3,815,300	1,376,093
JinkoSolar Holding Co. Ltd., ADR(a)(c)	348,523	21,214,595
Jinxin Fertility Group Ltd.(b)	12,883,000	8,389,109
JiuGui Liquor Co. Ltd., Class A	221,700	4,772,478
Jiumaojiu International Holdings Ltd.(b)(c)	6,536,000	12,858,840
JNBY Design Ltd.	2,658,500	2,892,961

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	627,442	$3,115,368
Joy Spreader Group Inc.(a)(c)	11,747,000	1,805,324
JOYY Inc., ADR	447,900	13,580,328
Juewei Food Co. Ltd., Class A	479,300	3,229,125
JW Cayman Therapeutics Co. Ltd.(a)(b)(c)	2,706,500	2,101,484
Kaisa Group Holdings Ltd.(a)(c)(d)	28,384,000	1,265,738
Kangji Medical Holdings Ltd.(c)	4,024,500	3,207,996
Kanzhun Ltd., ADR(a)	1,582,897	37,182,251
KE Holdings Inc., ADR(a)(c)	5,788,084	104,417,035
Kingboard Holdings Ltd.	5,921,700	18,698,940
Kingboard Laminates Holdings Ltd.(c)	8,540,000	8,146,414
Kingdee International Software Group Co. Ltd.(a)(c)	23,235,000	45,096,877
Kingfa Sci & Tech Co. Ltd., Class A	2,056,300	3,188,615
Kingsoft Cloud Holdings Ltd., ADR(a)(c)	931,775	3,205,306
Kingsoft Corp. Ltd.	8,469,600	25,741,532
Kintor Pharmaceutical Ltd. (a)(b)(c)	1,732,500	3,216,339
Konka Group Co. Ltd., Class B	10,119,618	2,764,207
Koolearn Technology Holding Ltd.(a)(b)(c)	3,647,000	13,805,982
Kuaishou Technology(a)(b)	15,270,200	132,308,426
Kuang-Chi Technologies Co. Ltd., Class A(a)	1,470,450	3,852,980
Kunlun Energy Co. Ltd.	34,598,000	30,125,404
Kweichow Moutai Co. Ltd., Class A	658,873	183,156,027
KWG Group Holdings Ltd.(c)	11,288,500	2,030,923
KWG Living Group Holdings Ltd.	11,143,999	1,976,797
LB Group Co. Ltd., Class A	1,647,107	4,174,379
Lee & Man Paper Manufacturing Ltd.	13,491,000	4,842,863
Legend Biotech Corp., ADR(a)	405,530	18,853,090
Lenovo Group Ltd.	63,758,000	52,511,842
Lens Technology Co. Ltd., Class A	2,942,015	4,602,386
Lepu Medical Technology Beijing Co. Ltd., Class A	1,519,882	4,154,444
LexinFintech Holdings Ltd., ADR(a)(c)	1,158,530	2,363,401
Li Auto Inc., ADR(a)(c)	4,814,862	138,523,580
Li Ning Co. Ltd.	20,878,500	190,167,785
Lifetech Scientific Corp. (a)(c)	33,678,000	10,982,842
Lingyi iTech Guangdong Co., Class A(a)	5,053,633	4,008,457
Longfor Group Holdings Ltd.(b)	16,102,000	52,263,276
LONGi Green Energy Technology Co. Ltd., Class A	4,072,189	29,963,187
Lonking Holdings Ltd.	21,864,000	3,702,066
Lufax Holding Ltd., ADR	6,518,779	28,487,064
Luxshare Precision Industry Co. Ltd., Class A	3,905,816	21,104,373
Luye Pharma Group Ltd. (a)(b)	17,188,500	4,961,283
Luzhou Laojiao Co. Ltd., Class A	794,008	26,839,948
Mango Excellent Media Co. Ltd., Class A	1,141,432	4,565,186
Maoyan Entertainment(a)(b)(c)	5,745,200	4,824,700
Maxscend Microelectronics Co. Ltd., Class A	336,712	4,930,039
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	2,809,928	1,959,395
Meitu Inc.(a)(b)(c)	23,932,500	2,544,321
Meituan, Class B(a)(b)	38,250,400	918,667,786
Metallurgical Corp. of China Ltd., Class A	11,963,100	5,541,954
MH Development Ltd.(d)	4,108,000	171,439
Microport Scientific Corp.(a)(c)	5,793,100	11,511,345
Midea Real Estate Holding Ltd.(b)(c)	2,819,200	3,008,004
Ming Yang Smart Energy Group Ltd., Class A	1,265,600	4,890,477
Ming Yuan Cloud Group Holdings Ltd.	6,316,000	5,176,727
Minth Group Ltd.	6,646,000	18,806,013
MMG Ltd.(a)(c)	25,823,999	7,064,425
Mobvista Inc.(a)(b)	6,139,000	3,700,939
Montage Technology Co. Ltd., Class A	670,400	5,367,242

Security	Shares	Value

China (continued)
Muyuan Foods Co. Ltd., Class A	2,865,483	$24,209,160
Nanjing Securities Co. Ltd., Class A	3,523,987	4,327,064
NARI Technology Co. Ltd., Class A	3,922,547	15,507,382
National Silicon Industry Group Co. Ltd., Class A(a)	1,405,419	4,170,594
NAURA Technology Group Co. Ltd., Class A	289,175	11,717,129
NavInfo Co. Ltd., Class A	2,034,750	3,836,919
NetDragon Websoft Holdings Ltd.	2,885,000	6,277,096
NetEase Inc.	18,034,335	322,046,039
New China Life Insurance Co. Ltd., Class A	1,216,001	5,053,540
New China Life Insurance Co. Ltd., Class H	7,497,800	17,647,452
New Hope Liuhe Co. Ltd., Class A(a)	2,989,644	6,771,656
New Horizon Health Ltd.(a)(b)(c)	1,778,500	4,546,860
New Oriental Education & Technology Group Inc.(a)	13,692,390	39,523,078
Newborn Town Inc.(a)(c)	7,798,000	2,043,920
Nexteer Automotive Group Ltd.(c)	7,919,000	5,884,887
Nine Dragons Paper Holdings Ltd.	14,408,000	11,305,528
Ninestar Corp., Class A	1,436,534	9,156,825
Ningbo Deye Technology Co. Ltd., NVS	103,800	5,529,238
Ningbo Ronbay New Energy Technology Co. Ltd.	276,517	4,104,598
Ningbo Shanshan Co. Ltd.	1,549,100	5,548,545
Ningbo Tuopu Group Co. Ltd., Class A	688,400	7,829,181
Ningxia Baofeng Energy Group Co. Ltd., Class A	3,892,600	7,623,995
NIO Inc., ADR(a)(c)	11,896,432	236,857,961
Niu Technologies, ADR(a)	327,254	1,966,797
Noah Holdings Ltd., ADR(a)(c)	300,477	5,321,448
Nongfu Spring Co. Ltd., Class H(b)	15,528,400	92,329,533
Offshore Oil Engineering Co. Ltd., Class A	2,632,800	1,711,766
OFILM Group Co. Ltd., Class A(a)	2,487,489	2,299,620
OneConnect Financial Technology Co. Ltd., ADR(a)(c)	1,321,701	1,427,437
Oppein Home Group Inc., Class A	388,080	7,313,959
Orient Overseas International Ltd.(c)	1,163,500	32,432,502
Orient Securities Co. Ltd., Class A	5,111,407	6,380,563
Ovctek China Inc., Class A	584,965	3,596,869
Peijia Medical Ltd.(a)(b)	3,965,000	3,156,856
People’s Insurance Co. Group of China Ltd. (The), Class H	74,648,000	23,070,975
Perfect World Co. Ltd., Class A	1,374,186	2,930,888
PetroChina Co. Ltd., Class A	11,244,000	8,711,666
PetroChina Co. Ltd., Class H	181,080,000	84,205,349
Pharmaron Beijing Co. Ltd., Class A	585,850	5,760,785
Pharmaron Beijing Co. Ltd., Class H(b)	1,747,250	11,557,509
PICC Property & Casualty Co. Ltd., Class H	59,017,040	63,834,621
Pinduoduo Inc., ADR(a)(c)	4,392,274	313,169,136
Ping An Bank Co. Ltd., Class A	9,842,836	18,090,124
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	4,119,000	11,150,673
Ping An Insurance Group Co. of China Ltd., Class A	5,776,716	36,503,300
Ping An Insurance Group Co. of China Ltd., Class H	54,736,500	321,940,577
Poly Developments and Holdings Group Co. Ltd., Class A	6,478,811	16,188,741
Poly Property Group Co. Ltd.	17,713,000	3,600,277
Pop Mart International Group Ltd.(b)(c)	5,127,400	13,250,738
Postal Savings Bank of China Co. Ltd., Class A	13,314,700	8,665,797
Postal Savings Bank of China Co. Ltd., Class H(b)(c)	68,867,000	41,111,617
Pou Sheng International Holdings Ltd.	25,462,000	2,559,618
Power Construction Corp. of China Ltd., Class A	8,413,744	9,365,192

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Powerlong Commercial Management Holdings Ltd.(c)	2,407,000	$1,302,112
Powerlong Real Estate Holdings Ltd.(c)	10,815,000	1,356,253
Pylon Technologies Co. Ltd., NVS	80,686	5,011,117
Q Technology Group Co. Ltd.(a)	4,877,000	2,679,904
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	2,830,900	11,393,271
Redco Properties Group Ltd.(a)(b)(c)	11,304,000	2,562,505
Redsun Properties Group Ltd.(a)(c)	16,239,000	2,337,976
RLX Technology Inc., ADR(a)(c)	4,480,117	6,406,567
Road King Infrastructure Ltd.	3,513,000	1,837,356
Rongsheng Petrochemical Co. Ltd., Class A	5,539,279	11,308,131
Ronshine China Holdings Ltd.(a)(c)	7,187,500	686,818
SAIC Motor Corp. Ltd., Class A	3,822,500	8,523,140
Sangfor Technologies Inc., Class A	294,700	4,101,265
Sany Heavy Equipment International Holdings Co. Ltd.(c)	10,923,000	11,314,750
Sany Heavy Industry Co. Ltd., Class A	4,471,011	10,151,354
Satellite Chemical Co. Ltd., Class A	1,517,377	4,800,942
SDIC Power Holdings Co. Ltd., Class A	4,942,228	7,965,716
Seazen Group Ltd.(a)(c)	17,554,000	5,826,930
Seazen Holdings Co. Ltd., Class A(a)	1,320,526	3,967,246
SF Holding Co. Ltd., Class A	2,582,592	18,401,367
SG Micro Corp., Class A	233,300	5,375,069
Shaanxi Coal Industry Co. Ltd., Class A	5,657,590	18,019,107
Shandong Gold Mining Co. Ltd., Class A	2,436,601	6,292,763
Shandong Gold Mining Co. Ltd., Class H(b)(c)	5,502,000	9,327,281
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,467,750	6,182,275
Shandong Linglong Tyre Co. Ltd., Class A	963,741	3,167,074
Shandong Nanshan Aluminum Co. Ltd., Class A	15,977,600	7,806,800
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	22,422,800	30,418,072
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	816,604	2,745,160
Shanghai Baosight Software Co. Ltd., Class A	1,093,092	5,986,889
Shanghai Baosight Software Co. Ltd., Class B	4,471,731	13,543,205
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	7,239,309	5,028,953
Shanghai Construction Group Co. Ltd., Class A	7,506,100	2,939,938
Shanghai Electric Group Co. Ltd., Class A(a)	7,348,400	4,498,772
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,094,100	6,377,663
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	4,403,000	14,164,531
Shanghai Haixin Group Co., Class B	7,625,491	2,528,026
Shanghai Industrial Holdings Ltd.	5,162,000	7,175,775
Shanghai Industrial Urban Development Group Ltd.	29,926,200	2,401,035
Shanghai International Airport Co. Ltd., Class A(a)	732,203	5,959,019
Shanghai International Port Group Co. Ltd., Class A	6,659,900	5,201,822
Shanghai Jinjiang International Hotels Co. Ltd., Class A	636,978	5,305,673
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	441,200	3,370,325
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	10,803,313	8,999,916
Shanghai M&G Stationery Inc., Class A	694,447	4,453,945
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,581,400	3,948,053
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	6,762,000	9,830,545
Shanghai Pudong Development Bank Co. Ltd., Class A	14,576,533	15,310,139

Security	Shares	Value

China (continued)
Shanghai Putailai New Energy Technology Co. Ltd., Class A	869,120	$7,924,487
Shanghai RAAS Blood Products Co. Ltd., Class A	5,577,734	4,707,118
Shanxi Coking Coal Energy Group Co. Ltd., Class A	2,545,100	4,709,720
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	1,974,600	4,526,355
Shanxi Meijin Energy Co. Ltd., Class A	2,780,443	4,545,100
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	665,619	28,182,164
Shengyi Technology Co. Ltd., Class A	1,735,808	3,982,857
Shennan Circuits Co. Ltd., Class A	318,171	3,894,561
Shenwan Hongyuan Group Co. Ltd., Class A	14,290,692	8,618,966
Shenzhen Dynanonic Co. Ltd.	109,082	5,036,934
Shenzhen Inovance Technology Co. Ltd., Class A	1,442,942	12,473,488
Shenzhen International Holdings Ltd.	9,594,750	8,270,740
Shenzhen Investment Ltd.(c)	27,418,000	5,020,837
Shenzhen Kangtai Biological Products Co. Ltd., Class A	656,400	3,189,062
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	652,846	28,098,947
Shenzhen Overseas Chinese Town Co. Ltd., Class A	5,086,402	3,925,040
Shenzhen Transsion Holding Co. Ltd., Class A	413,334	4,065,811
Shenzhou International Group Holdings Ltd.	7,273,100	76,013,392
Shimao Group Holdings Ltd.(c)(d)	9,841,500	2,821,279
Shimao Services Holdings Ltd.(a)(b)(c)	8,526,000	2,183,988
Shoucheng Holdings Ltd.	24,770,800	4,211,358
Shougang Fushan Resources Group Ltd.	19,460,000	6,172,470
Shui On Land Ltd.	47,002,666	5,912,292
Sichuan Chuantou Energy Co. Ltd., Class A	4,721,023	9,001,557
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,595,820	4,947,420
Sichuan Road & Bridge Co. Ltd., Class A	3,534,400	5,444,337
Sichuan Swellfun Co. Ltd., Class A	341,300	3,594,775
Sihuan Pharmaceutical Holdings Group Ltd.	36,928,000	4,682,987
Sino Biopharmaceutical Ltd.	92,046,000	48,343,999
Sinofert Holdings Ltd.	26,266,000	3,537,144
Sinolink Securities Co. Ltd., Class A	2,935,200	3,656,315
Sinoma Science & Technology Co. Ltd., Class A	1,026,400	3,424,501
Sino-Ocean Group Holding Ltd.	29,395,500	4,290,495
Sinopec Engineering Group Co. Ltd., Class H	15,705,500	7,016,739
Sinopec Kantons Holdings Ltd.(c)	13,560,000	4,138,565
Sinopharm Group Co. Ltd., Class H	11,422,400	25,446,741
Sinotruk Hong Kong Ltd.	6,138,500	6,120,289
Skshu Paint Co. Ltd., Class A(a)	285,620	3,842,382
Skyfame Realty Holdings Ltd.(a)	54,582,000	374,369
Skyworth Group Ltd.	14,390,000	7,149,472
Smoore International Holdings Ltd.(b)(c)	16,061,000	28,673,310
SOHO China Ltd.(a)(c)	20,388,000	3,630,751
Sohu.com Ltd., ADR(a)(c)	290,383	5,174,625
Songcheng Performance Development Co. Ltd., Class A	2,231,656	4,081,405
SSY Group Ltd.	12,392,411	5,835,610
StarPower Semiconductor Ltd., Class A	109,900	6,275,542
Sun King Technology Group Ltd.(a)	10,464,000	2,969,888
Sunac China Holdings Ltd.(c)(d)	26,936,000	6,863,813
Sunac Services Holdings Ltd.(b)	9,266,000	2,793,876
Sungrow Power Supply Co. Ltd., Class A	795,800	12,733,820
Sunny Optical Technology Group Co. Ltd.	6,269,800	85,598,127
Sunwoda Electronic Co. Ltd., Class A	1,212,400	4,749,933
Superb Summit International Group Ltd.(d)	998,771	131

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,439,200	$5,357,379
Suzhou Maxwell Technologies Co. Ltd., Class A	107,520	7,239,453
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	423,700	4,746,445
SY Holdings Group Ltd.(c)	7,405,000	4,953,209
TAL Education Group, ADR(a)(c)	3,704,367	21,411,241
TBEA Co. Ltd., Class A	2,170,701	7,751,869
TCL Electronics Holdings Ltd.(c)	9,757,000	4,661,276
TCL Technology Group Corp., Class A	9,247,802	5,533,053
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	1,832,191	12,695,538
Tencent Holdings Ltd.	54,271,500	2,243,081,567
Tencent Music Entertainment Group, ADR(a)	5,938,104	30,343,711
Thunder Software Technology Co. Ltd., Class A	317,100	5,606,491
Tiangong International Co. Ltd.(c)	12,774,000	4,283,988
Tianjin Port Development Holdings Ltd.	49,428,000	3,708,287
Tianma Microelectronics Co. Ltd., Class A	4,159,505	5,663,661
Tianneng Power International Ltd.(c)	6,166,000	6,559,993
Tianqi Lithium Corp., Class A(a)	769,700	12,729,718
Tianshui Huatian Technology Co. Ltd., Class A	2,897,307	4,010,335
Tingyi Cayman Islands Holding Corp.	17,336,000	30,783,969
Toly Bread Co. Ltd., Class A	1,220,296	2,475,947
Tong Ren Tang Technologies Co. Ltd., Class H	6,657,000	4,705,738
Tongcheng Travel Holdings Ltd.(a)(c)	10,241,600	20,976,439
Tongdao Liepin Group(a)	2,291,000	2,858,588
Tongwei Co. Ltd., Class A	2,426,477	18,508,224
Topchoice Medical Corp., Class A(a)	194,099	3,255,174
Topsports International Holdings Ltd.(b)	13,152,000	10,380,808
Towngas Smart Energy Co. Ltd.	9,988,000	4,381,704
TravelSky Technology Ltd., Class H	7,883,000	13,739,146
Trina Solar Co. Ltd.	1,100,416	11,319,791
Trip.com Group Ltd., ADR(a)(c)	4,694,198	120,734,773
Truly International Holdings Ltd.	18,654,000	4,086,554
Tsingtao Brewery Co. Ltd., Class A	494,800	7,709,101
Tsingtao Brewery Co. Ltd., Class H	5,114,000	49,661,894
Tuya Inc.(a)(c)	2,043,440	2,697,341
Unigroup Guoxin Microelectronics Co. Ltd., Class A	496,873	11,180,886
Uni-President China Holdings Ltd.	11,195,000	9,638,308
Unisplendour Corp. Ltd., Class A	1,983,261	4,944,336
Untrade Cteg(d)	33,362,000	331,805
Untrade SMI Holdings(d)	12,533,884	16
Up Fintech Holding Ltd., ADR(a)(c)	918,783	3,463,812
Venus MedTech Hangzhou Inc., Class H(a)(b)	2,457,500	4,277,102
Vinda International Holdings Ltd.	3,547,000	9,919,687
Vipshop Holdings Ltd., ADR(a)(c)	3,875,004	44,988,796
Viva Biotech Holdings(a)(b)(c)	8,488,000	2,000,012
Vnet Group Inc., ADR(a)(c)	879,974	4,707,861
Walvax Biotechnology Co. Ltd., Class A	960,689	6,044,341
Wanhua Chemical Group Co. Ltd., Class A	1,782,186	22,767,048
Want Want China Holdings Ltd.(c)	43,416,000	30,583,158
Weibo Corp., ADR(a)(c)	542,469	11,223,684
Weichai Power Co. Ltd., Class A	4,114,200	6,891,075
Weichai Power Co. Ltd., Class H	16,772,000	22,407,614
Weimob Inc.(a)(b)(c)	17,177,000	7,914,774
Wens Foodstuffs Group Co. Ltd., Class A(a)	3,857,641	13,212,618
West China Cement Ltd.(c)	29,834,000	3,680,073
Western Securities Co. Ltd., Class A	5,913,581	5,526,379
Western Superconducting Technologies Co. Ltd., Class A	346,800	5,097,846

Security	Shares	Value

China (continued)
Wharf Holdings Ltd. (The)(c)	10,874,000	$40,951,074
Will Semiconductor Co. Ltd. Shanghai, Class A	653,669	8,820,406
Wingtech Technology Co. Ltd., Class A	787,000	7,323,808
Winning Health Technology Group Co. Ltd., Class A	2,006,085	2,046,181
Wuhan Guide Infrared Co. Ltd., Class A	3,079,939	6,346,775
Wuliangye Yibin Co. Ltd., Class A	2,062,515	49,702,967
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,560,336	2,688,194
WuXi AppTec Co. Ltd., Class A	1,456,919	18,811,948
WuXi AppTec Co. Ltd., Class H(b)	2,983,807	33,684,213
Wuxi Biologics Cayman Inc., New(a)(b)	31,371,000	276,758,038
Wuxi Shangji Automation Co. Ltd., Class A	259,760	5,043,928
XCMG Construction Machinery Co. Ltd., Class A(a)	7,390,778	5,555,962
XD Inc.(a)(c)	2,025,200	5,018,228
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	5,315,000	2,502,535
Xiamen C & D Inc., Class A	1,498,400	2,541,503
Xiaomi Corp., Class B(a)(b)	132,184,400	193,076,278
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,834,806	3,388,334
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	7,100,834	10,581,393
Xinyi Solar Holdings Ltd.	43,112,800	59,289,534
XPeng Inc., ADR(a)(c)	3,696,255	68,454,643
Xtep International Holdings Ltd.(c)	11,984,500	16,630,707
Yadea Group Holdings Ltd.(b)	10,338,000	19,718,666
Yangzhou Yangjie Electronic Technology Co. Ltd.	290,300	2,451,465
Yankuang Energy Group Co. Ltd., Class A	1,321,706	9,155,875
Yankuang Energy Group Co. Ltd., Class H(c)	13,584,000	53,771,032
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	794,368	4,359,951
Yeahka Ltd.(a)(c)	1,980,000	4,068,116
Yealink Network Technology Corp. Ltd., Class A	640,176	6,607,560
Yifeng Pharmacy Chain Co. Ltd., Class A	600,214	4,623,651
Yihai International Holding Ltd.	4,133,000	10,408,548
Yihai Kerry Arawana Holdings Co. Ltd., Class A	854,100	5,627,425
YongXing Special Materials Technology Co. Ltd., Class A	259,700	5,019,269
Yonyou Network Technology Co. Ltd., Class A	2,019,283	5,840,313
Youdao Inc., ADR(a)(c)	351,938	1,886,388
Youyuan International Holdings Ltd.(d)	5,307,000	52,714
YTO Express Group Co. Ltd., Class A	2,299,153	6,523,087
Yuexiu Property Co. Ltd.	10,163,576	12,712,317
Yuexiu REIT	23,255,000	7,134,995
Yuexiu Transport Infrastructure Ltd.	10,866,000	5,199,226
Yum China Holdings Inc.	3,712,753	186,046,053
Yunda Holding Co. Ltd., Class A	2,107,937	5,120,024
Yunnan Aluminium Co. Ltd., Class A	1,814,900	2,634,636
Yunnan Baiyao Group Co. Ltd., Class A	1,038,792	7,856,074
Yunnan Botanee Bio-Technology Group Co. Ltd.	147,700	3,976,730
Yunnan Energy New Material Co. Ltd., Class A	519,832	14,470,991
Yuzhou Group Holdings Co. Ltd.(c)	23,423,921	1,011,780
Zai Lab Ltd., ADR(a)(c)	743,885	34,374,926
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	330,669	14,359,979
Zhaojin Mining Industry Co. Ltd., Class H(a)(c)	10,941,500	9,264,536
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	5,841,395	3,851,397
Zhejiang Chint Electrics Co. Ltd., Class A	1,334,173	6,081,867
Zhejiang Dahua Technology Co. Ltd., Class A	2,237,229	4,749,832
Zhejiang Dingli Machinery Co. Ltd., Class A	391,716	2,217,802

S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhejiang Expressway Co. Ltd., Class H	12,938,000	$9,857,587
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	1,168,262	3,365,705
Zhejiang Huayou Cobalt Co. Ltd., Class A	932,291	10,033,858
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	855,094	9,340,461
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	440,300	2,609,907
Zhejiang NHU Co. Ltd., Class A	2,271,254	7,371,090
Zhejiang Supor Co. Ltd., Class A	423,040	2,800,307
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	368,998	2,467,200
Zhenro Properties Group Ltd.(a)(c)	16,009,000	741,166
Zheshang Securities Co. Ltd., Class A	2,781,800	4,382,754
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	5,995,200	17,569,303
Zhongji Innolight Co. Ltd., Class A	732,874	3,099,109
Zhongsheng Group Holdings Ltd.	5,241,500	24,783,740
Zhongtai Securities Co. Ltd.	4,310,700	4,609,664
Zhou Hei Ya International Holdings Co. Ltd.(b)	8,397,000	4,195,035
Zhuguang Holdings Group Co. Ltd.(a)(c)	22,166,000	2,824,162
Zhuzhou CRRC Times Electric Co. Ltd.(c)	4,879,900	23,596,763
Zijin Mining Group Co. Ltd., Class A	10,972,500	13,896,691
Zijin Mining Group Co. Ltd., Class H	50,854,000	57,463,646
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	3,739,700	3,110,028
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	11,857,400	5,345,271
ZTE Corp., Class A	2,043,739	7,214,805
ZTE Corp., Class H	6,782,440	14,319,823
ZTO Express Cayman Inc., ADR	3,710,213	96,651,049

		19,014,395,757

Colombia — 0.1%
Bancolombia SA	2,096,529	16,189,048
Cementos Argos SA	4,857,428	3,826,499
Corp. Financiera Colombiana SA(a)	1,000,387	4,404,504
Ecopetrol SA	41,613,045	21,205,835
Grupo Argos SA	3,016,906	6,641,416
Interconexion Electrica SA ESP	4,093,905	17,719,611

		69,986,913

Czech Republic — 0.1%
CEZ AS(c)	1,433,685	58,081,491
Komercni Banka AS	653,500	15,305,638
Moneta Money Bank AS(b)	3,663,928	11,613,013

		85,000,142

Egypt — 0.1%
Commercial International Bank Egypt SAE	14,645,212	29,005,244
Eastern Co. SAE	8,995,960	4,557,581
E-Finance for Digital & Financial Investments, NVS	4,530,997	3,303,284
Egyptian Financial Group-Hermes Holding Co.(a)	8,954,215	5,963,270
EISewedy Electric Co.(a)	7,321,416	2,702,472
Fawry for Banking & Payment Technology Services SAE(a)	9,021,996	1,716,689
Juhayna Food Industries	3,753,664	1,421,623
Talaat Moustafa Group	7,956,441	3,176,858
Telecom Egypt Co.	4,044,325	3,273,492

		55,120,513

Greece — 0.3%
Alpha Services and Holdings SA(a)	19,046,203	17,589,229
Athens Water Supply & Sewage Co. SA	418,034	3,262,424

Security	Shares	Value

Greece (continued)
Eurobank Ergasias Services and Holdings SA, Class A(a)	22,707,102	$21,067,817
FF Group(a)(d)	343,633	3,453
GEK Terna Holding Real Estate Construction SA(a)	623,455	6,037,319
Hellenic Telecommunications Organization SA	1,917,461	30,504,601
Holding Co. ADMIE IPTO SA	1,596,760	2,885,808
JUMBO SA	901,366	12,885,706
LAMDA Development SA(a)	659,480	3,915,849
Motor Oil Hellas Corinth Refineries SA	622,072	11,728,316
Mytilineos SA	808,294	12,639,851
National Bank of Greece SA(a)	4,845,462	15,637,437
OPAP SA	1,792,171	23,606,315
Piraeus Financial Holdings SA(a)	5,562,355	5,821,592
Public Power Corp. SA(a)	1,432,700	7,479,258
Sarantis SA	250,656	1,522,302
Terna Energy SA	496,520	8,855,584
Titan Cement International SA	373,805	4,447,354

		189,890,215

Hong Kong — 0.0%
Untradelumena Newmat, NVS(d)	43,450	—

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	5,194,839	4,410,759
MOL Hungarian Oil & Gas PLC	3,552,539	24,478,240
Opus Global Nyrt(a)(c)	2,034,983	786,363
OTP Bank Nyrt	1,910,277	40,625,870
Richter Gedeon Nyrt	1,185,415	23,900,470

		94,201,702

India — 15.4%
3M India Ltd.(a)	29,618	8,615,314
Aarti Industries Ltd.	1,792,154	18,494,035
Aavas Financiers Ltd.(a)	349,764	9,899,981
ACC Ltd.	697,993	20,000,564
Adani Enterprises Ltd.	2,433,058	96,552,860
Adani Green Energy Ltd.(a)	2,770,159	83,702,676
Adani Ports & Special Economic Zone Ltd.	4,533,345	47,430,122
Adani Power Ltd.(a)	6,751,951	34,479,851
Adani Total Gas Ltd.	2,441,171	113,849,987
Adani Transmission Ltd.(a)	2,438,486	119,579,709
Aditya Birla Capital Ltd.(a)	5,187,859	7,327,440
Aditya Birla Fashion and Retail Ltd.(a)	3,052,079	11,591,408
Aegis Logistics Ltd.	1,521,758	5,564,618
Affle India Ltd.(a)	611,799	9,845,327
AIA Engineering Ltd.	412,405	13,410,497
Ajanta Pharma Ltd.	456,546	7,829,716
Alembic Pharmaceuticals Ltd.	557,801	4,513,913
Alkyl Amines Chemicals	151,785	5,603,117
Alok Industries Ltd.(a)	7,913,333	1,899,984
Amara Raja Batteries Ltd.	1,114,437	7,069,795
Amber Enterprises India Ltd.(a)	175,677	4,944,204
Ambuja Cements Ltd.	5,451,706	27,955,457
Angel One Ltd.	219,734	3,537,151
APL Apollo Tubes Ltd.(a)	1,155,153	13,584,385
Apollo Hospitals Enterprise Ltd.	896,479	48,166,365
Apollo Tyres Ltd.	3,628,085	11,319,187
Ashok Leyland Ltd.	13,404,444	25,639,108
Asian Paints Ltd.	3,404,937	143,343,831
Astral Ltd.	855,143	22,235,524
AstraZeneca Pharma India Ltd.	74,328	2,867,495
Atul Ltd.	122,842	14,049,724

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
AU Small Finance Bank Ltd.(b)	1,520,131	$11,954,670
Aurobindo Pharma Ltd.	2,186,386	14,885,414
Avanti Feeds Ltd.	712,045	4,115,070
Avenue Supermarts Ltd.(a)(b)	1,464,736	82,336,080
Axis Bank Ltd.	19,883,830	185,307,124
Bajaj Auto Ltd.	619,297	31,543,185
Bajaj Electricals Ltd.	502,490	7,748,249
Bajaj Finance Ltd.	2,389,388	215,645,371
Bajaj Finserv Ltd.	346,275	72,594,887
Balaji Amines Ltd.	93,562	4,015,325
Balkrishna Industries Ltd.	829,066	21,060,828
Balrampur Chini Mills Ltd.	1,354,935	5,909,026
Bandhan Bank Ltd.(b)	5,637,229	19,455,079
BASF India Ltd.	127,744	5,278,354
Bata India Ltd.	507,650	12,272,693
Bayer CropScience Ltd.	131,651	8,976,422
Berger Paints India Ltd.	2,217,865	18,548,800
Bharat Dynamics Ltd.	326,136	3,318,653
Bharat Electronics Ltd.	11,065,047	42,279,347
Bharat Forge Ltd.	2,100,878	19,339,993
Bharat Heavy Electricals Ltd.(a)	9,002,051	6,576,425
Bharat Petroleum Corp. Ltd.	7,523,093	30,817,501
Bharti Airtel Ltd.	19,242,505	174,307,118
Biocon Ltd.	3,677,352	14,228,507
Birla Corp. Ltd.	256,722	3,105,236
Birlasoft Ltd.	1,526,908	6,040,752
Blue Dart Express Ltd.	66,695	7,117,070
Blue Star Ltd.	533,220	7,315,012
Borosil Renewables Ltd.(a)	419,391	2,932,954
Brigade Enterprises Ltd.	981,542	6,233,435
Brightcom Group Ltd.	6,844,365	3,469,278
Britannia Industries Ltd.	979,669	45,840,051
BSE Ltd.	659,787	5,339,200
Can Fin Homes Ltd.	538,262	4,234,373
Canara Bank	3,346,484	9,979,752
Carborundum Universal Ltd.	939,671	9,889,674
Ceat Ltd.	257,995	4,469,368
Central Depository Services India Ltd.	541,835	8,366,252
Century Plyboards India Ltd.	421,859	3,522,453
Century Textiles & Industries Ltd.	371,683	3,979,145
CESC Ltd.	6,356,261	6,451,727
CG Power and Industrial Solutions Ltd.(a)	4,888,120	13,610,863
Chambal Fertilisers and Chemicals Ltd.	1,809,764	7,881,852
Cholamandalam Financial Holdings Ltd.	979,210	8,176,338
Cholamandalam Investment and Finance Co. Ltd.	3,824,161	37,465,713
Cipla Ltd.	4,306,810	55,809,068
City Union Bank Ltd.	3,918,260	8,768,559
Clean Science and Technology	229,847	4,951,241
Coal India Ltd.	13,368,221	39,061,761
Coforge Ltd.	214,613	9,459,421
Colgate-Palmolive India Ltd.	1,088,363	22,852,286
Computer Age Management Services Ltd.	270,064	7,722,309
Container Corp. of India Ltd.	2,387,852	20,713,386
Coromandel International Ltd.	826,952	10,857,262
CreditAccess Grameen Ltd.(a)	438,470	5,427,510
CRISIL Ltd.	161,812	6,615,801
Crompton Greaves Consumer Electricals Ltd.	4,662,524	23,724,614
Cummins India Ltd.	1,140,683	16,940,514
Cyient Ltd.	845,717	8,855,772
Dabur India Ltd.	5,637,225	41,102,777

Security	Shares	Value

India (continued)
Dalmia Bharat Ltd.	694,213	$13,284,264
Deepak Fertilisers & Petrochemicals Corp. Ltd.	518,447	5,859,961
Deepak Nitrite Ltd.	639,873	15,702,065
Devyani International Ltd.(a)	1,923,160	4,379,456
Dhani Services Ltd.(a)	3,103,495	2,506,404
Dilip Buildcon Ltd.(b)	403,182	1,206,757
Divi’s Laboratories Ltd.	1,183,230	53,421,368
Dixon Technologies India Ltd.	290,158	14,754,649
DLF Ltd.	5,700,329	27,535,593
Dr Lal PathLabs Ltd.(b)	265,812	8,468,402
Dr. Reddy’s Laboratories Ltd.	1,022,503	54,035,480
Edelweiss Financial Services Ltd.	4,925,623	3,730,755
Eicher Motors Ltd.	1,225,133	51,131,216
EID Parry India Ltd.	536,398	3,548,447
EIH Ltd.(a)	1,767,867	3,520,744
Emami Ltd.	1,842,637	11,154,399
Embassy Office Parks REIT	5,108,957	23,265,156
Endurance Technologies Ltd.(b)	356,972	6,663,726
Engineers India Ltd.	3,408,048	2,887,169
Exide Industries Ltd.	4,366,835	8,720,132
Federal Bank Ltd.	14,026,416	20,341,324
Fine Organic Industries Ltd.	62,621	4,824,519
Finolex Cables Ltd.	877,503	5,038,472
Finolex Industries Ltd.	2,381,435	4,499,210
Firstsource Solutions Ltd.	2,823,511	3,754,521
Fortis Healthcare Ltd.(a)	4,364,318	16,006,274
GAIL India Ltd.	14,357,317	24,387,738
GHCL Ltd.	559,037	4,157,752
Gillette India Ltd.	67,595	4,655,014
GlaxoSmithKline Pharmaceuticals Ltd.	311,139	5,676,409
Glenmark Pharmaceuticals Ltd.	1,462,607	6,774,133
GMM Pfaudler Ltd.	242,904	5,025,915
GMR Infrastructure Ltd.(a)	21,620,114	9,654,922
Godrej Consumer Products Ltd.(a)	3,434,027	39,556,152
Godrej Industries Ltd.(a)	929,450	5,571,287
Godrej Properties Ltd.(a)	1,106,708	19,302,923
Granules India Ltd.	1,584,648	6,033,158
Graphite India Ltd.	702,586	3,597,373
Grasim Industries Ltd.	2,458,105	51,230,433
Great Eastern Shipping Co. Ltd. (The)	1,087,288	7,734,400
Grindwell Norton Ltd.	398,148	10,920,013
Gujarat Fluorochemicals Ltd.	277,845	11,519,798
Gujarat Gas Ltd.	1,622,316	9,546,523
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	780,161	7,260,278
Gujarat Pipavav Port Ltd.	3,326,438	3,612,166
Gujarat State Fertilizers & Chemicals Ltd.	1,433,032	2,809,868
Gujarat State Petronet Ltd.	2,546,236	7,673,758
Happiest Minds Technologies Ltd.	662,106	8,415,283
Havells India Ltd.	2,331,620	40,364,199
HCL Technologies Ltd.	9,340,984	108,652,793
HDFC Life Insurance Co. Ltd.(b)	8,127,049	58,240,109
Hero MotoCorp Ltd.	988,656	34,825,596
HFCL Ltd.	6,583,341	6,044,962
Hindalco Industries Ltd.	12,076,231	65,496,640
Hindustan Petroleum Corp. Ltd.	5,418,616	16,446,824
Hindustan Unilever Ltd.	7,237,469	239,603,370
Hitachi Energy India Ltd.	90,623	4,220,497
Housing Development Finance Corp. Ltd.	15,059,619	455,936,183
ICICI Bank Ltd.	45,133,028	494,899,212

S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
ICICI Lombard General Insurance Co. Ltd.(b)	1,979,837	$31,803,131
ICICI Prudential Life Insurance Co. Ltd.(b)	3,158,190	23,315,025
ICICI Securities Ltd.(b)	815,663	5,084,300
IDFC First Bank Ltd.(a)	24,069,931	14,651,510
IDFC Ltd.	11,136,809	9,487,093
IIFL Finance Ltd.	1,038,624	4,448,807
IIFL Wealth Management Ltd.	360,575	7,528,810
India Cements Ltd. (The)	1,898,493	5,375,660
Indiabulls Housing Finance Ltd.(a)	2,804,492	4,730,037
Indiabulls Real Estate Ltd.(a)	3,173,916	3,411,911
IndiaMART Intermesh Ltd.(b)	146,561	8,007,580
Indian Bank	1,685,744	4,056,573
Indian Energy Exchange Ltd.(b)	4,208,869	8,388,062
Indian Hotels Co. Ltd. (The)	6,853,755	24,252,765
Indian Oil Corp. Ltd.	23,458,975	20,932,644
Indian Railway Catering & Tourism Corp. Ltd.	2,240,370	19,651,144
Indraprastha Gas Ltd.	2,668,694	13,952,794
Indus Towers Ltd.	5,764,071	14,333,822
Info Edge India Ltd.	658,320	35,412,966
Infosys Ltd.	29,208,668	538,347,600
Inox Leisure Ltd.(a)	646,741	4,050,650
Intellect Design Arena Ltd.	805,341	5,911,238
InterGlobe Aviation Ltd.(a)(b)	912,725	22,793,006
Ipca Laboratories Ltd.	1,274,824	14,425,434
IRB Infrastructure Developers Ltd.	1,370,394	4,024,297
ITC Ltd.	26,049,872	104,102,570
Jindal Steel & Power Ltd.	3,742,011	20,134,722
JK Cement Ltd.	302,742	10,220,018
JM Financial Ltd.	4,081,997	3,241,432
JSW Steel Ltd.	6,584,456	54,605,787
Jubilant Foodworks Ltd.	3,649,263	27,797,303
Jubilant Ingrevia Ltd.	545,319	3,166,359
Jubilant Pharmova Ltd.	685,346	2,999,479
Just Dial Ltd.(a)	233,205	1,709,819
Jyothy Labs Ltd.	1,635,675	3,855,970
Kajaria Ceramics Ltd.	833,426	12,085,391
Kansai Nerolac Paints Ltd.	1,211,233	7,644,582
Karur Vysya Bank Ltd. (The)	4,355,247	3,700,117
Kaveri Seed Co. Ltd.	339,134	1,931,303
KEC International Ltd.	1,158,524	5,881,250
KEI Industries Ltd.	738,477	13,457,301
Kotak Mahindra Bank Ltd.	4,895,206	116,134,697
KPIT Technologies Ltd.	1,484,061	10,253,346
KPR Mill Ltd.	839,259	6,311,828
Krishna Institute Of Medical Sciences Ltd.(a)(b)	220,079	3,306,027
L&T Finance Holdings Ltd.	6,975,441	6,850,966
Lakshmi Machine Works Ltd.	48,915	7,331,861
Larsen & Toubro Infotech Ltd.(b)	464,184	26,562,159
Larsen & Toubro Ltd.	6,079,702	145,105,672
Laurus Labs Ltd.(b)	2,995,043	21,559,567
Lemon Tree Hotels Ltd.(a)(b)	3,065,109	2,654,626
LIC Housing Finance Ltd.	2,703,491	13,736,817
Linde India Ltd.	205,034	8,751,443
Lupin Ltd.	1,680,198	14,040,477
Mahanagar Gas Ltd.	667,797	7,256,077
Mahindra & Mahindra Financial Services Ltd.	5,032,369	12,816,883
Mahindra & Mahindra Ltd.	7,758,474	125,924,917
Mahindra CIE Automotive Ltd.	1,136,701	3,883,415
Mahindra Lifespace Developers Ltd.	664,952	4,296,616
Manappuram Finance Ltd.	4,908,780	6,448,985

Security	Shares	Value

India (continued)
Marico Ltd.	4,838,533	$31,764,297
Maruti Suzuki India Ltd.	1,070,508	120,750,524
Mastek Ltd.	121,165	2,839,204
Max Financial Services Ltd.(a)	1,933,490	19,869,488
Max Healthcare Institute Ltd.(a)	4,321,266	20,884,169
Medplus Health Services Ltd.(a)	257,384	2,356,745
Metropolis Healthcare Ltd.(b)	265,129	4,725,285
Mindspace Business Parks REIT(b)	1,519,935	7,040,032
Mindtree Ltd.	554,871	22,577,676
Motherson Sumi Wiring India Ltd.	11,287,104	11,467,446
Motilal Oswal Financial Services Ltd.	380,421	3,646,274
Mphasis Ltd.	755,852	19,884,551
MRF Ltd.	16,908	18,022,593
Multi Commodity Exchange of India Ltd.	221,375	3,546,717
Muthoot Finance Ltd.	1,112,484	14,574,955
Narayana Hrudayalaya Ltd.	681,458	5,958,013
Natco Pharma Ltd.	937,321	7,208,355
National Aluminium Co. Ltd.	8,512,719	8,477,042
Navin Fluorine International Ltd.	313,199	16,688,272
Nestle India Ltd.	302,587	75,337,768
NIIT Ltd.	634,327	2,729,308
Nippon Life India Asset Management Ltd.(b)	1,573,708	5,917,788
NTPC Ltd.	34,887,667	71,514,758
Nuvoco Vistas Corp. Ltd.(a)	1,013,130	4,533,969
Oberoi Realty Ltd.	1,030,517	12,880,868
Oil & Natural Gas Corp. Ltd.	21,523,243	37,259,176
Oil India Ltd.	2,817,277	6,783,684
Oracle Financial Services Software Ltd.	155,717	6,151,881
Orient Electric Ltd.	1,174,905	3,808,230
Page Industries Ltd.	51,409	32,753,547
PB Fintech Ltd.(a)	1,129,815	7,035,923
Persistent Systems Ltd.	460,012	20,005,931
Petronet LNG Ltd.	6,658,151	18,368,230
Phoenix Mills Ltd. (The)	673,593	11,780,345
PI Industries Ltd.	726,925	31,082,762
Pidilite Industries Ltd.	1,440,020	49,155,803
Piramal Enterprises Ltd.	1,012,675	13,362,117
Piramal Pharma Ltd., NVS	4,050,700	10,882,495
PNB Housing Finance Ltd.(a)(b)	562,220	2,438,555
Polycab India Ltd.	411,972	12,636,203
Polyplex Corporation Ltd.	132,182	3,535,831
Poonawalla Fincorp Ltd.	2,021,952	7,644,814
Power Grid Corp. of India Ltd.	28,010,209	80,195,222
Praj Industries Ltd.	1,112,303	5,785,212
Prestige Estates Projects Ltd.	1,588,702	9,022,067
Procter & Gamble Health Ltd.	68,675	3,622,774
PVR Ltd.(a)	485,671	11,033,183
Quess Corp. Ltd.(b)	815,523	5,803,625
Radico Khaitan Ltd.	803,608	10,463,457
Rain Industries Ltd.	1,338,425	3,295,311
Rajesh Exports Ltd.	674,074	4,966,862
Rallis India Ltd.	1,024,886	2,882,354
Ramco Cements Ltd. (The)	1,104,422	10,420,954
Raymond Ltd.	250,650	2,986,217
RBL Bank Ltd.(a)(b)	3,937,185	5,943,101
REC Ltd.	9,137,223	12,406,633
Redington India Ltd.	5,236,636	9,770,890
Relaxo Footwears Ltd.	606,666	7,568,727
Reliance Industries Ltd.	26,525,504	868,976,701
Reliance Power Ltd.(a)	19,521,707	4,055,456

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Route Mobile Ltd.	297,143	$5,580,069
Samvardhana Motherson International Ltd.	11,282,060	17,208,187
Sanofi India Ltd.	92,845	7,198,168
Saregama India Ltd.	512,448	2,563,039
SBI Cards & Payment Services Ltd.	2,123,497	24,348,585
SBI Life Insurance Co. Ltd.(b)	4,096,535	67,698,249
Schaeffler India Ltd.	391,020	14,798,995
Sheela Foam Ltd.(a)	138,900	5,178,866
Shree Cement Ltd.	100,177	27,500,626
Shree Renuka Sugars Ltd.(a)	5,632,599	3,270,018
Shriram City Union Finance Ltd.	158,064	3,757,264
Shriram Transport Finance Co. Ltd.	1,698,496	28,508,083
Siemens Ltd.	678,265	24,352,757
SKF India Ltd.	123,973	7,523,002
Solar Industries India Ltd.	246,341	10,245,448
Sonata Software Ltd.	591,810	5,240,026
SRF Ltd.	1,372,974	43,328,055
State Bank of India	15,914,722	104,782,043
Sterlite Technologies Ltd.	1,854,298	3,953,856
Strides Pharma Science Ltd.	585,647	2,409,249
Sumitomo Chemical India Ltd.	697,856	4,260,950
Sun Pharma Advanced Research Co. Ltd.(a)	1,123,520	3,207,851
Sun Pharmaceutical Industries Ltd.	7,945,473	88,673,190
Sun TV Network Ltd.	780,289	4,873,702
Sundram Fasteners Ltd.	813,779	8,486,202
Sunteck Realty Ltd.	641,087	3,795,659
Supreme Industries Ltd.	596,519	14,641,127
Suven Pharmaceuticals Ltd.	1,216,960	7,453,623
Suzlon Energy Ltd.(a)	40,276,202	4,088,530
Symphony Ltd.	181,509	2,114,826
Syngene International Ltd.(b)	1,213,590	9,067,169
Tanla Platforms Ltd.	602,549	5,333,678
Tata Chemicals Ltd.	1,328,424	18,667,743
Tata Communications Ltd.	953,750	14,263,404
Tata Consultancy Services Ltd.	7,898,363	314,999,235
Tata Consumer Products Ltd.	5,249,207	53,054,070
Tata Elxsi Ltd.	309,909	34,568,461
Tata Motors Ltd.(a)	14,628,867	85,192,553
Tata Power Co. Ltd. (The)	13,021,227	38,182,987
Tata Steel Ltd.	64,617,852	86,756,079
Tata Teleservices Maharashtra Ltd.(a)	4,439,198	6,058,926
TeamLease Services Ltd.(a)	117,242	4,966,910
Tech Mahindra Ltd.	5,052,994	67,323,706
Thermax Ltd.	413,589	12,450,165
Timken India Ltd.	166,794	6,281,847
Titan Co. Ltd.	3,156,939	102,298,373
Torrent Pharmaceuticals Ltd.	904,444	17,476,363
Torrent Power Ltd.	1,549,715	11,247,768
Trent Ltd.	1,729,305	30,245,690
Trident Ltd.	10,793,511	4,889,960
TTK Prestige Ltd.	597,688	7,152,677
Tube Investments of India Ltd.	904,959	25,515,952
TV18 Broadcast Ltd.(a)	5,211,229	2,634,246
TVS Motor Co. Ltd.	1,689,323	20,679,297
UltraTech Cement Ltd.	908,520	75,529,688
United Spirits Ltd.(a)	2,727,922	27,573,509
UNO Minda Ltd.	1,454,488	10,441,252
UPL Ltd.	4,519,082	43,284,009
UTI Asset Management Co. Ltd.	413,291	4,236,668
Vardhman Textiles Ltd.	1,158,721	4,783,546

Security	Shares	Value

India (continued)
Vedanta Ltd.	6,911,942	$23,164,747
V-Guard Industries Ltd.	1,981,758	5,603,869
Vinati Organics Ltd.(a)	290,341	7,967,829
VIP Industries Ltd.	549,175	4,053,210
V-Mart Retail Ltd.	120,389	4,390,792
Vodafone Idea Ltd.(a)	78,408,430	8,791,894
Voltas Ltd.	1,952,472	24,311,418
Welspun Corp. Ltd.	1,059,793	2,971,559
Welspun India Ltd.	2,598,841	2,491,671
Westlife Development Ltd.(a)	499,379	4,021,344
Whirlpool of India Ltd.	322,122	7,323,208
Wipro Ltd.	11,740,064	60,111,259
Yes Bank Ltd., (Acquired 03/16/20, Cost: $35,983,750)(a)(e)	12,578,231	2,460,091
Yes Bank Ltd.(a)	85,258,979	17,475,126
Zee Entertainment Enterprises Ltd	7,719,392	24,593,605
Zensar Technologies Ltd.	1,001,744	2,846,099
Zomato Ltd.(a)	20,615,583	14,736,543

		10,026,513,840

Indonesia — 2.1%
Ace Hardware Indonesia Tbk PT	68,589,300	3,327,222
Adaro Energy Indonesia Tbk PT	129,425,200	30,854,544
Adaro Minerals Indonesia Tbk PT(a)	69,542,900	8,020,176
AKR Corporindo Tbk PT	108,043,100	8,732,031
Aneka Tambang Tbk	75,671,943	10,118,595
Astra Agro Lestari Tbk PT	5,900,600	3,636,989
Astra International Tbk PT	177,122,600	83,109,302
Bank Aladin Syariah Tbk PT(a)	44,209,400	5,018,888
Bank BTPN Syariah Tbk PT	26,132,000	5,207,563
Bank Central Asia Tbk PT	479,412,400	264,742,474
Bank Jago Tbk PT(a)	37,246,000	21,105,102
Bank Mandiri Persero Tbk PT	164,742,200	98,035,598
Bank Negara Indonesia Persero Tbk PT	66,675,800	38,242,958
Bank Neo Commerce Tbk PT(a)	36,310,300	2,991,626
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	36,576,419	3,425,008
Bank Rakyat Indonesia Persero Tbk PT	592,507,695	173,029,431
Bank Tabungan Negara Persero Tbk PT	49,005,576	4,964,969
Barito Pacific Tbk PT	259,051,200	14,300,318
Berkah Beton Sadaya Tbk PT	34,571,800	10,644,644
BFI Finance Indonesia Tbk PT	75,191,300	6,326,708
Bukit Asam Tbk PT	38,042,500	10,885,090
Bumi Resources Minerals Tbk PT(a)	398,199,300	6,653,423
Bumi Serpong Damai Tbk PT(a)	89,107,900	5,515,861
Charoen Pokphand Indonesia Tbk PT	68,093,400	26,952,921
Ciputra Development Tbk PT	94,870,527	6,072,225
Digital Mediatama Maxima Tbk PT(a)	25,268,200	2,341,556
Gudang Garam Tbk PT	3,782,400	6,048,397
Hanson International Tbk PT(a)(d)	783,666,700	1
Harum Energy Tbk PT	21,936,100	2,509,010
Indah Kiat Pulp & Paper Tbk PT	24,573,400	13,764,751
Indika Energy Tbk PT	14,153,800	2,734,332
Indo Tambangraya Megah Tbk PT	3,561,600	9,433,891
Indocement Tunggal Prakarsa Tbk PT	13,814,900	8,785,618
Indofood CBP Sukses Makmur Tbk PT	19,870,600	11,121,484
Indofood Sukses Makmur Tbk PT	36,555,000	15,335,382
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	14,531,700	695,133
Inti Agri Resources Tbk PT(a)(d)	291,349,000	—
Japfa Comfeed Indonesia Tbk PT	48,816,000	5,209,348
Jasa Marga Persero Tbk PT(a)	20,908,880	4,842,875

S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Kalbe Farma Tbk PT	182,175,500	$20,600,207
Matahari Department Store Tbk PT	9,021,800	2,330,632
Medco Energi Internasional Tbk PT	105,097,880	6,091,903
Media Nusantara Citra Tbk PT	62,879,700	3,872,510
Medikaloka Hermina Tbk PT	36,767,700	3,695,214
Merdeka Copper Gold Tbk PT(a)	107,478,285	30,907,547
Metro Healthcare Indonesia TBK PT(a)	156,632,200	5,044,311
Mitra Adiperkasa Tbk PT(a)	100,595,600	6,834,976
Pabrik Kertas Tjiwi Kimia Tbk PT	13,967,600	6,369,293
Pakuwon Jati Tbk PT	192,358,700	6,269,921
Panin Financial Tbk PT	210,468,400	5,416,805
Perusahaan Gas Negara Tbk PT	97,842,500	12,104,773
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	37,122,700	2,949,989
Pool Advista Indonesia Tbk PT(a)(d)	12,679,400	—
PP Persero Tbk PT(a)	36,583,850	2,485,884
Sarana Menara Nusantara Tbk PT	210,451,500	17,594,224
Semen Indonesia Persero Tbk PT	25,887,000	11,495,388
Smartfren Telecom Tbk PT(a)	915,719,800	6,108,409
Sugih Energy Tbk PT(a)(d)	27,492,211	—
Sumber Alfaria Trijaya Tbk PT	139,584,200	20,485,655
Summarecon Agung Tbk PT	125,272,541	5,053,430
Surya Citra Media Tbk PT	244,820,500	3,725,351
Surya Esa Perkasa Tbk PT	69,398,600	5,205,289
Telkom Indonesia Persero Tbk PT	427,753,600	130,991,313
Tower Bersama Infrastructure Tbk PT	55,120,100	10,464,833
Trada Alam Minera Tbk PT(a)(d)	280,960,700	—
Transcoal Pacific Tbk PT	9,496,800	5,310,658
Unilever Indonesia Tbk PT	63,645,900	19,668,296
United Tractors Tbk PT	14,794,900	33,688,975
Vale Indonesia Tbk PT(a)	19,380,000	7,943,318
Waskita Karya Persero Tbk PT(a)	127,472,244	4,843,578
Wijaya Karya Persero Tbk PT(a)	40,998,423	2,952,153
XL Axiata Tbk PT	36,949,500	6,542,517

		1,341,782,796

Kuwait — 0.9%
Agility Public Warehousing Co. KSC	13,181,789	35,961,914
Al Ahli Bank of Kuwait KSCP	4,867,981	5,525,131
Boubyan Bank KSCP	12,785,319	34,655,872
Boubyan Petrochemicals Co. KSCP	4,058,079	12,073,012
Gulf Bank KSCP	14,114,330	16,026,191
Gulf Cable & Electrical Industries Co. KSCP	932,666	4,382,150
Humansoft Holding Co. KSC	778,089	8,739,494
Jazeera Airways Co. KSCP	744,178	4,522,587
Kuwait Finance House KSCP	46,256,448	135,021,678
Kuwait International Bank KSCP	9,042,312	6,306,312
Kuwait Projects Co. Holding KSCP	4,511,732	2,360,381
Mabanee Co. KPSC	5,630,592	15,132,757
Mobile Telecommunications Co. KSCP	19,626,783	38,531,125
National Bank of Kuwait SAKP	63,145,548	216,009,020
National Industries Group Holding SAK	19,101,832	17,342,702
National Investments Co. KSCP	2,290,051	2,141,779
National Real Estate Co. KPSC(a)	9,033,827	4,890,994
Qurain Petrochemical Industries Co.	6,111,767	6,267,235
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	6,025,326	3,931,474
Warba Bank KSCP(a)	13,860,781	11,239,944

		581,061,752

Malaysia — 1.7%
AEON Credit Service M Bhd	2,407,700	7,585,425

Security	Shares	Value

Malaysia (continued)
Alliance Bank Malaysia Bhd	11,173,700	$8,786,116
AMMB Holdings Bhd	14,851,700	13,803,851
Axiata Group Bhd	24,063,000	16,317,978
Bermaz Auto Bhd	9,661,100	3,921,019
British American Tobacco Malaysia Bhd(c)	1,487,800	3,424,051
Bursa Malaysia Bhd	5,748,600	8,215,626
Carlsberg Brewery Malaysia Bhd(c)	1,646,500	8,500,250
CIMB Group Holdings Bhd	57,942,500	69,291,643
CTOS Digital Bhd	10,235,700	3,268,165
D&O Green Technologies Bhd(c)	5,626,000	4,800,872
Dagang NeXchange Bhd(c)	25,192,100	4,752,315
Dialog Group Bhd	31,796,996	17,200,821
DiGi.Com Bhd	27,979,500	23,352,552
DRB-Hicom Bhd	9,933,000	3,187,160
Fraser & Neave Holdings Bhd	1,380,400	6,882,987
Frontken Corp. Bhd(c)	12,318,200	7,466,277
Gamuda Bhd	16,287,800	13,878,155
Genting Bhd	18,117,800	18,936,455
Genting Malaysia Bhd	26,415,300	17,533,804
Genting Plantations Bhd	4,759,600	7,135,944
Greatech Technology Bhd(a)(c)	4,073,000	3,218,608
HAP Seng Consolidated Bhd	5,936,100	9,218,164
Hartalega Holdings Bhd(c)	14,520,200	5,385,662
Hibiscus Petroleum Bhd(c)	14,651,800	3,432,708
Hong Leong Bank Bhd	5,695,700	26,510,852
Hong Leong Financial Group Bhd	2,470,700	10,680,094
Hong Seng Consolidated Bhd(a)(c)	25,962,200	2,700,225
IGB Real Estate Investment Trust	16,083,600	5,811,870
IHH Healthcare Bhd	16,186,900	22,340,754
IJM Corp. Bhd	25,882,000	9,851,179
Inari Amertron Bhd	25,243,300	15,024,019
IOI Corp. Bhd	21,359,100	20,187,464
Kossan Rubber Industries Bhd	11,929,600	2,684,407
KPJ Healthcare Bhd	32,635,200	6,367,113
Kuala Lumpur Kepong Bhd	3,887,000	20,097,236
Lotte Chemical Titan Holding Bhd(b)(c)	5,220,900	1,994,803
Magnum Bhd	10,939,786	3,973,368
Mah Sing Group Bhd(c)	13,641,723	1,853,449
Malayan Banking Bhd	39,312,200	78,643,953
Malaysia Airports Holdings Bhd(a)	6,778,200	8,857,142
Malaysia Building Society Bhd(c)	31,713,800	4,087,987
Malaysian Pacific Industries Bhd	957,000	6,425,584
Malaysian Resources Corp. Bhd	30,704,700	2,384,545
Maxis Bhd(c)	20,572,300	17,634,996
Mega First Corp. Bhd	7,293,300	5,900,005
MISC Bhd	11,305,000	17,887,233
MR DIY Group M Bhd(b)	16,888,050	8,152,677
My EG Services Bhd	54,666,400	9,693,072
Nestle Malaysia Bhd	545,000	16,171,986
Padini Holdings Bhd	3,714,200	2,771,853
Pentamaster Corp. Bhd(c)	6,497,600	5,757,951
Petronas Chemicals Group Bhd	21,807,500	42,774,733
Petronas Dagangan Bhd	2,633,600	13,828,533
Petronas Gas Bhd	6,828,600	26,389,211
PPB Group Bhd	6,100,120	23,988,853
Press Metal Aluminium Holdings Bhd	30,735,900	32,576,867
Public Bank Bhd	126,085,700	132,395,028
QL Resources Bhd	10,916,743	12,440,038
RHB Bank Bhd	11,754,366	15,019,493
Scientex Bhd	8,883,800	6,982,296

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Sime Darby Bhd	23,215,800	$11,828,438
Sime Darby Plantation Bhd	17,469,100	17,364,309
Sime Darby Property Bhd	36,175,300	3,865,297
SKP Resources Bhd(c)	11,018,225	4,143,847
SP Setia Bhd Group(c)	20,213,500	3,370,531
Sports Toto Bhd(c)	8,013,922	3,232,476
Sunway Construction Group Bhd	7,176,270	2,478,083
Sunway REIT	22,253,400	7,398,561
Supermax Corp. Bhd(c)	13,863,627	2,255,386
Telekom Malaysia Bhd	9,663,800	12,846,828
Tenaga Nasional Bhd	19,368,600	38,905,980
TIME dotCom Bhd	11,984,300	12,772,899
Top Glove Corp. Bhd(c)	46,895,600	8,396,434
UMW Holdings Bhd	3,239,800	2,220,155
UWC Bhd(c)	4,123,000	3,553,299
ViTrox Corp. Bhd	3,724,800	5,919,949
VS Industry Bhd(c)	31,560,550	7,062,314
Yinson Holdings Bhd	16,771,160	7,873,530
YTL Corp. Bhd	7,052,600	926,668
YTL Power International Bhd	4,157,700	698,588

		1,087,451,049

Mexico — 2.0%
Alfa SAB de CV, Class A	24,481,300	15,578,401
Alsea SAB de CV(a)	4,990,995	9,057,195
America Movil SAB de CV, Series L, NVS	242,645,172	206,796,099
Arca Continental SAB de CV	3,309,538	22,530,124
Banco del Bajio SA(b)	7,014,097	14,629,457
Bolsa Mexicana de Valores SAB de CV	3,939,478	7,115,757
Cemex SAB de CV, NVS(a)	134,958,583	50,040,484
Coca-Cola Femsa SAB de CV	4,142,800	25,329,963
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(c)	7,193,859	6,420,251
Corp Inmobiliaria Vesta SAB de CV	5,165,700	9,517,821
FIBRA Macquarie Mexico(b)	9,558,800	12,046,655
Fibra Uno Administracion SA de CV	30,999,000	32,450,744
Fomento Economico Mexicano SAB de CV	16,659,045	104,412,062
GCC SAB de CV	1,611,857	9,218,384
Genomma Lab Internacional SAB de CV, Class B(c)	8,329,424	6,809,402
Gentera SAB de CV	10,421,892	8,116,521
Gruma SAB de CV, Class B(c)	1,749,475	19,063,472
Grupo Aeroportuario del Centro Norte SAB de CV	2,442,052	15,968,825
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,252,000	46,301,029
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,720,455	36,439,846
Grupo Bimbo SAB de CV, Series A(c)	12,136,902	39,893,066
Grupo Carso SAB de CV, Series A1(c)	4,291,836	14,769,463
Grupo Comercial Chedraui SA de CV	3,213,159	9,154,708
Grupo Financiero Banorte SAB de CV, Class O	22,434,378	132,491,614
Grupo Financiero Inbursa SAB de CV, Class O(a)	19,292,242	30,394,151
Grupo Herdez SAB de CV(c)	2,313,100	3,643,048
Grupo Mexico SAB de CV, Series B	27,454,920	103,951,619
Grupo Televisa SAB, CPO(c)	21,421,156	26,996,409
Industrias Penoles SAB de CV	1,230,430	10,113,265
Kimberly-Clark de Mexico SAB de CV, Class A	12,441,975	16,853,622
La Comer SAB de CV(c)	5,219,296	8,694,293
Nemak SAB de CV(a)(b)	14,325,224	3,029,085
Operadora De Sites Mexicanos SAB de CV(c)	12,030,195	11,978,543
Orbia Advance Corp. SAB de CV	8,705,183	16,428,216
PLA Administradora Industrial S. de RL de CV(c)	8,059,849	10,789,672

Security	Shares	Value

Mexico (continued)
Prologis Property Mexico SA de CV	3,831,358	$9,911,914
Promotora y Operadora de Infraestructura SAB de CV	1,714,575	12,051,769
Qualitas Controladora SAB de CV	1,666,478	7,300,690
Regional SAB de CV(c)	2,038,347	11,004,939
Wal-Mart de Mexico SAB de CV(c)	45,180,396	147,652,310

		1,284,944,888

Panama — 0.0%
Intercorp Financial Services Inc.	284,617	6,136,343

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR	1,946,075	10,353,119
Credicorp Ltd.	607,538	78,305,573
Southern Copper Corp.	741,592	34,906,735

		123,565,427

Philippines — 0.8%
Aboitiz Equity Ventures Inc.	15,639,540	15,598,677
ACEN Corp.	69,380,735	9,239,542
Alliance Global Group Inc.	38,080,200	6,800,405
Ayala Corp.	2,243,795	27,961,073
Ayala Land Inc.	64,195,740	32,587,830
Bank of the Philippine Islands	15,975,323	26,972,555
BDO Unibank Inc.	18,080,886	41,344,598
Bloomberry Resorts Corp.(a)	43,528,800	5,485,144
Cebu Air Inc.(a)	2,935,330	2,149,324
Converge Information and Communications Technology Solutions Inc.(a)	18,634,700	5,746,052
Cosco Capital Inc.	33,194,600	2,549,565
D&L Industries Inc.	33,256,800	4,465,348
DMCI Holdings Inc.	35,639,900	6,021,473
Globe Telecom Inc.	246,125	9,183,298
GT Capital Holdings Inc.	883,680	7,568,620
International Container Terminal Services Inc.	9,709,590	31,271,306
JG Summit Holdings Inc.	28,255,191	25,694,026
Jollibee Foods Corp.	4,108,450	17,511,371
Manila Electric Co.	1,870,420	10,017,320
Manila Water Co. Inc.	12,249,400	3,375,288
Megaworld Corp.	111,651,200	4,956,339
Metro Pacific Investments Corp.	136,021,800	9,025,673
Metropolitan Bank & Trust Co.	15,489,633	14,477,069
Monde Nissin Corp.(a)(b)	50,257,000	14,749,642
PLDT Inc.	730,600	21,777,494
Puregold Price Club Inc.	9,454,350	5,757,317
Robinsons Land Corp.	22,342,913	7,460,436
Security Bank Corp.	3,113,710	4,977,289
Semirara Mining & Power Corp.	7,592,800	5,553,601
SM Investments Corp.	2,213,962	32,680,172
SM Prime Holdings Inc.	91,946,896	61,808,744
Universal Robina Corp.	7,796,430	16,921,903
Vista Land & Lifescapes Inc.	50,125,300	1,796,914
Wilcon Depot Inc.	13,466,200	7,182,133

		500,667,541

Poland — 0.6%
Alior Bank SA(a)(c)	912,648	5,039,315
Allegro.eu SA (a)(b)(c)	3,087,665	16,195,371
AmRest Holdings SE(a)(c)	766,105	3,231,334
Asseco Poland SA	569,972	8,689,279
Bank Millennium SA(a)(c)	6,663,116	5,355,145
Bank Polska Kasa Opieki SA(c)	1,610,828	22,284,369
Budimex SA	131,006	7,039,806

S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland (continued)
CCC SA(a)(c)	356,530	$2,859,334
CD Projekt SA(c)	553,601	9,872,392
Cyfrowy Polsat SA	2,088,382	8,613,070
Dino Polska SA(a)(b)	448,861	32,746,000
Enea SA(a)	2,603,659	4,189,258
Eurocash SA(a)	925,497	2,265,706
Grupa Azoty SA(a)(c)	472,164	3,268,048
Jastrzebska Spolka Weglowa SA(a)(c)	514,533	5,197,545
KGHM Polska Miedz SA	1,241,762	23,269,857
KRUK SA(c)	164,526	10,578,432
LPP SA	9,957	17,928,797
mBank SA(a)(c)	139,771	6,421,236
Orange Polska SA	5,612,012	7,151,673
PGE Polska Grupa Energetyczna SA(a)	7,469,409	11,386,043
Polski Koncern Naftowy ORLEN SA	3,458,099	44,790,048
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	15,084,153	17,918,895
Powszechna Kasa Oszczednosci Bank Polski SA	7,594,101	37,883,491
Powszechny Zaklad Ubezpieczen SA	5,121,531	30,656,600
Santander Bank Polska SA	311,732	14,164,967
Tauron Polska Energia SA(a)(c)	10,447,042	5,118,473
Warsaw Stock Exchange(c)	436,232	3,190,293

		367,304,777

Qatar — 1.1%
Al Meera Consumer Goods Co. QSC	1,244,400	6,176,614
Baladna	6,456,571	2,946,884
Barwa Real Estate Co.	14,681,643	14,668,947
Commercial Bank PSQC (The)	28,119,032	55,870,126
Doha Bank QPSC	13,755,523	9,417,368
Gulf International Services QSC(a)	9,170,753	5,237,020
Industries Qatar QSC	13,776,099	67,789,672
Masraf Al Rayan QSC	44,678,047	54,798,274
Medicare Group	1,719,872	3,488,945
Mesaieed Petrochemical Holding Co.	41,496,649	29,271,358
Ooredoo QPSC	6,484,585	15,996,314
Qatar Aluminum Manufacturing Co.	29,032,536	14,785,348
Qatar Electricity & Water Co. QSC	4,431,356	22,753,611
Qatar Fuel QSC	3,661,760	18,911,408
Qatar Gas Transport Co. Ltd.	21,036,077	22,821,776
Qatar Insurance Co. SAQ	15,117,633	9,522,505
Qatar International Islamic Bank QSC	6,972,251	22,527,657
Qatar Islamic Bank SAQ	13,748,365	95,506,937
Qatar National Bank QPSC	40,063,247	224,300,883
Qatar National Cement Co. QSC	2,852,615	3,840,066
Qatar Navigation QSC	3,550,856	10,736,930
United Development Co. QSC	18,778,952	8,162,876
Vodafone Qatar QSC	22,804,352	10,176,366

		729,707,885

Romania — 0.0%
NEPI Rockcastle SA	3,754,644	20,006,782

Russia — 0.0%
Aeroflot PJSC(a)(d)	12,448,217	2,041
Alrosa PJSC(d)	22,555,750	3,698
Credit Bank of Moscow PJSC(a)(d)	131,641,331	21,580
Detsky Mir PJSC(b)(d)	5,639,776	924
Federal Grid Co. Unified Energy System PJSC(a)(d)	2,175,770,000	357
Gazprom PJSC(a)(d)	101,307,770	16,608
Globaltrans Investment PLC, GDR(d)(f)	1,523,220	250
Inter RAO UES PJSC(d)	270,997,905	44,426

Security	Shares	Value

Russia (continued)
LSR Group PJSC(a)(d)	498,324	$82
LUKOIL PJSC(d)	3,545,225	581
Magnit PJSC(d)	582,606	95
Magnit PJSC, GDR(d)(f)	2	—
MMC Norilsk Nickel PJSC(d)	542,170	89
Mobile TeleSystems PJSC(d)	7,617,292	1,249
Moscow Exchange MICEX-RTS PJSC(a)(d)	12,320,031	2,020
Novatek PJSC(d)	7,792,960	1,277
Novolipetsk Steel PJSC(d)	12,759,568	2,092
OGK-2 PJSC(d)	319,608,000	52,395
Ozon Holdings PLC, ADR(a)(d)	453,223	74
PhosAgro PJSC(d)	409,067	67
PhosAgro PJSC, GDR(d)(f)	1	—
PhosAgro PJSC, New(d)	7,905	79
Polymetal International PLC(d)	3,035,664	498
Polyus PJSC(d)	290,787	48
Ros Agro PLC, GDR(d)(f)	300,309	49
Rosneft Oil Co. PJSC(d)	9,721,202	1,593
Rostelecom PJSC(d)	8,098,021	1,327
Sberbank of Russia PJSC(a)(d)	91,862,230	15,059
Segezha Group PJSC(b)(d)	34,454,100	5,648
Severstal PAO(d)	1,835,503	301
Sistema PJSFC(d)	30,748,700	5,041
Sovcomflot PJSC(d)	4,464,400	732
Surgutneftegas PJSC(d)	60,550,132	9,926
Tatneft PJSC(d)	11,775,415	1,930
TCS Group Holding PLC, GDR(a)(d)(f)	1,042,828	171
Unipro PJSC(d)	160,829,082	26,365
United Co. RUSAL International PJSC(a)(d)	26,465,860	4,339
VK Co. Ltd.(a)(d)	956,753	157
VTB Bank PJSC(d)	25,685,534,000	4,211
X5 Retail Group NV, GDR(d)	1,023,928	168
Yandex NV(a)(d)	2,640,123	433

		227,980

Saudi Arabia — 4.5%
Abdullah Al Othaim Markets Co.	405,986	13,824,450
ACWA Power Co.	650,088	30,211,327
Advanced Petrochemical Co.	1,171,630	15,543,516
Al Hammadi Holding	989,568	11,763,212
Al Moammar Information Systems Co.	104,589	2,854,797
Al Rajhi Bank	17,187,750	411,471,045
Aldrees Petroleum and Transport Services Co.	561,456	10,441,038
Alinma Bank	8,584,795	86,489,761
Almarai Co. JSC	2,134,075	30,035,308
Alujain Corp.	428,772	7,106,353
AngloGold Ashanti Ltd.	3,682,489	49,178,399
Arab National Bank	5,430,913	43,293,262
Arabian Cement Co./Saudi Arabia	647,491	6,807,894
Arabian Contracting Services Co.	108,271	3,125,057
Arriyadh Development Co.	1,218,264	7,368,472
Astra Industrial Group	275,269	3,778,387
Bank AlBilad(a)	4,603,758	61,855,981
Bank Al-Jazira	3,402,102	21,242,922
Banque Saudi Fransi	5,341,350	70,487,311
Bupa Arabia for Cooperative Insurance Co.	567,156	24,804,588
City Cement Co.	860,354	5,529,987
Co. for Cooperative Insurance (The)(a)	578,318	11,661,613
Dallah Healthcare Co.	427,566	13,429,856
Dar Al Arkan Real Estate Development Co.(a)	3,822,590	14,331,964
Dr Sulaiman Al Habib Medical Services Group Co.	738,193	39,221,908

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Eastern Province Cement Co.	625,325	$7,301,171
Elm Co.	194,058	17,712,384
Emaar Economic City(a)	3,861,942	10,348,451
Etihad Etisalat Co.	3,314,092	32,234,600
Fawaz Abdulaziz Al Hokair & Co.(a)	466,062	2,745,727
Herfy Food Services Co.(a)	327,000	3,816,050
Jarir Marketing Co.	506,345	23,118,546
Leejam Sports Co. JSC	274,227	6,097,792
Methanol Chemicals Co.(a)	229,149	2,266,823
Middle East Healthcare Co.(a)	109,001	941,826
Middle East Paper Co.	214,000	3,363,814
Mobile Telecommunications Co.(a)	3,687,469	11,330,492
Mouwasat Medical Services Co.	452,521	29,002,155
National Agriculture Development Co. (The)(a)	706,713	5,762,928
National Gas & Industrialization Co.	331,522	5,130,408
National Industrialization Co.(a)	2,966,621	12,514,057
National Medical Care Co.	292,056	4,874,557
Qassim Cement Co. (The)	515,086	10,989,598
Rabigh Refining & Petrochemical Co.(a)	3,857,760	17,744,527
Reinet Investments SCA	1,262,322	20,718,183
Riyad Bank	12,197,862	114,868,886
SABIC Agri-Nutrients Co.	1,897,614	87,601,225
Sahara International Petrochemical Co.	3,299,658	41,677,055
Saudi Airlines Catering Co.(a)	533,304	10,731,835
Saudi Arabian Mining Co.(a)	7,735,559	152,636,791
Saudi Arabian Oil Co.(b)	20,763,142	206,821,315
Saudi Basic Industries Corp.	7,801,249	207,242,012
Saudi British Bank (The)	7,849,738	83,269,396
Saudi Cement Co.	649,585	9,593,209
Saudi Ceramic Co.	352,452	4,047,760
Saudi Electricity Co.	7,193,833	48,154,532
Saudi Ground Services Co.(a)	762,972	5,965,935
Saudi Industrial Investment Group	2,730,356	18,517,845
Saudi Investment Bank (The)	3,995,788	21,245,113
Saudi Kayan Petrochemical Co.(a)	6,536,586	25,419,201
Saudi National Bank (The)	19,344,215	358,716,452
Saudi Pharmaceutical Industries & Medical Appliances Corp.	781,250	5,805,819
Saudi Real Estate Co.(a)	1,342,175	4,963,688
Saudi Research & Media Group(a)	338,024	18,947,661
Saudi Tadawul Group Holding Co.	250,496	15,132,698
Saudi Telecom Co.	13,021,214	144,568,148
Saudia Dairy & Foodstuff Co.	196,699	10,399,444
Savola Group (The)	2,137,194	18,513,441
Seera Group Holding(a)	1,809,977	8,641,841
Southern Province Cement Co.	616,269	9,508,941
Theeb Rent A Car Co.	111,504	1,980,226
United Electronics Co.	353,316	11,226,753
United International Transportation Co.	703,235	8,625,227
Yamama Cement Co.(a)	1,206,025	9,463,971
Yanbu Cement Co.	921,593	9,766,092
Yanbu National Petrochemical Co.	2,181,832	28,992,886

		2,926,917,895

South Africa — 3.3%
Absa Group Ltd.	7,107,242	73,610,807
Adcock Ingram Holdings Ltd.	736,701	2,128,546
AECI Ltd.	1,282,762	6,215,821
African Rainbow Minerals Ltd.	1,054,970	14,552,627
Anglo American Platinum Ltd.	472,938	33,015,589
Aspen Pharmacare Holdings Ltd.	3,350,110	28,749,954

Security	Shares	Value

South Africa (continued)
Astral Foods Ltd.	460,384	$5,562,103
AVI Ltd.	2,417,693	10,388,511
Barloworld Ltd.	1,391,239	7,066,353
Bid Corp. Ltd.	2,959,756	56,166,894
Bidvest Group Ltd. (The)	2,424,557	30,425,952
Capitec Bank Holdings Ltd.	738,835	87,851,435
Clicks Group Ltd.	2,211,215	38,472,527
Coronation Fund Managers Ltd.	2,557,210	4,707,684
DataTec Ltd.	2,009,001	4,975,867
Dis-Chem Pharmacies Ltd.(b)	3,540,599	7,328,367
Discovery Ltd.(a)	4,480,596	32,103,209
Distell Group Holdings Ltd.(a)	968,127	9,721,541
DRDGOLD Ltd.(c)	4,897,667	2,653,874
Equites Property Fund Ltd.	5,168,558	5,407,316
Exxaro Resources Ltd.	2,204,260	28,082,800
FirstRand Ltd.	43,877,551	163,887,430
Fortress REIT Ltd., Series A	11,917,786	7,249,994
Foschini Group Ltd. (The)	2,924,486	21,710,728
Gold Fields Ltd.	7,864,494	63,516,420
Growthpoint Properties Ltd.	31,125,513	23,150,495
Harmony Gold Mining Co. Ltd.	4,891,599	12,456,949
Impala Platinum Holdings Ltd.	7,292,455	76,412,874
Investec Ltd.	2,831,094	13,315,212
JSE Ltd.	951,133	5,962,645
KAP Industrial Holdings Ltd.	28,201,731	7,470,925
Kumba Iron Ore Ltd.	567,360	12,560,954
Life Healthcare Group Holdings Ltd.	11,734,237	13,749,901
Massmart Holdings Ltd.(a)	1,131,605	3,839,302
Momentum Metropolitan Holdings	9,858,191	9,562,683
Motus Holdings Ltd.	1,435,184	9,719,410
Mr. Price Group Ltd.	2,237,103	24,234,100
MTN Group Ltd.	14,830,299	107,342,350
MultiChoice Group	3,400,893	22,954,228
Naspers Ltd., Class N	1,901,738	268,157,298
Nedbank Group Ltd.	3,974,988	46,918,636
Netcare Ltd.	9,659,418	8,276,204
Ninety One Ltd.	1,939,884	4,377,232
Northam Platinum Holdings Ltd.(a)	3,078,272	28,969,858
Oceana Group Ltd.	786,058	2,514,944
Old Mutual Ltd.	41,259,088	24,442,803
Omnia Holdings Ltd.	1,149,143	4,143,146
Pepkor Holdings Ltd.(b)	11,818,050	13,874,975
Pick n Pay Stores Ltd.	2,919,972	10,536,873
PSG Group Ltd.(a)	1,281,065	6,748,332
Rand Merchant Investment Holdings Ltd.	7,035,209	11,110,116
Redefine Properties Ltd.	52,499,490	11,646,971
Remgro Ltd.	4,520,583	33,522,093
Resilient REIT Ltd.(c)	3,303,425	10,416,288
Reunert Ltd.	1,833,600	4,817,164
Royal Bafokeng Platinum Ltd.	926,793	7,860,189
Sanlam Ltd.	15,971,459	49,652,792
Santam Ltd.	208,402	2,958,103
Sappi Ltd.(a)	5,145,838	13,716,737
Sasol Ltd.(a)	4,984,957	95,873,918
Shoprite Holdings Ltd.	4,457,429	60,442,827
Sibanye Stillwater Ltd.	24,004,931	53,627,521
SPAR Group Ltd. (The)	1,481,725	13,544,976
Standard Bank Group Ltd.	11,667,308	104,114,096
Steinhoff International Holdings NV(a)	38,882,361	5,286,448
Super Group Ltd./South Africa	4,046,625	6,859,817

S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Telkom SA SOC Ltd.(a)	2,921,169	$7,497,020
Thungela Resources Ltd.(c)	1,163,696	22,180,309
Tiger Brands Ltd.(c)	1,339,236	13,035,243
Transaction Capital Ltd.	3,954,318	8,694,132
Truworths International Ltd.	3,403,473	11,349,886
Vodacom Group Ltd.	5,465,775	40,231,694
Vukile Property Fund Ltd.	8,683,508	6,815,005
Wilson Bayly Holmes-Ovcon Ltd.	646,154	3,325,931
Woolworths Holdings Ltd.	8,732,422	28,549,406

		2,134,373,360

South Korea — 11.2%
ABLBio Inc.(a)(c)	296,417	5,016,779
Ace Technologies Corp.(a)(c)	330,277	1,731,060
Advanced Nano Products Co. Ltd.(c)	84,727	6,094,116
AfreecaTV Co. Ltd.(c)	83,857	4,759,330
Ahnlab Inc.(c)	61,698	3,839,797
Alteogen Inc.(a)(c)	253,599	11,956,710
Amicogen Inc.(a)(c)	171,746	2,970,972
Amorepacific Corp.(c)	256,966	23,420,143
AMOREPACIFIC Group(c)	241,860	6,260,842
Ananti Inc.(a)(c)	677,618	3,429,377
AptaBio Therapeutics Inc.(a)(c)	170,989	2,221,137
Asiana Airlines Inc.(a)	348,648	3,922,607
BGF retail Co. Ltd.	72,241	8,652,932
BH Co. Ltd.(c)	264,603	6,187,533
Binex Co. Ltd.(a)(c)	275,950	3,058,997
Binggrae Co. Ltd.(c)	72,243	2,463,252
Bioneer Corp.(a)(c)	224,805	5,016,858
BNC Korea Co. Ltd.(a)(c)	559,744	4,574,421
BNK Financial Group Inc.	2,148,030	10,710,742
Boryung(c)	339,190	2,557,990
Bukwang Pharmaceutical Co. Ltd.	426,595	2,856,249
Cafe24 Corp.(a)(c)	159,653	1,466,175
Cellivery Therapeutics Inc.(a)(c)	273,384	2,881,675
Celltrion Healthcare Co. Ltd.	748,873	40,075,302
Celltrion Inc.(c)	860,589	121,134,325
Celltrion Pharm Inc.(a)	149,371	8,688,208
Chabiotech Co. Ltd.(a)	468,531	5,939,364
Cheil Worldwide Inc.	590,768	9,631,588
Chong Kun Dang Pharmaceutical Corp.(c)	71,055	4,543,587
Chunbo Co. Ltd.(c)	45,424	7,616,756
CJ CGV Co. Ltd.(a)	254,314	3,871,448
CJ CheilJedang Corp.(c)	71,054	21,553,361
CJ Corp.	128,290	7,464,231
CJ ENM Co. Ltd.	88,964	6,484,300
CJ Logistics Corp.(a)	77,184	6,803,153
CMG Pharmaceutical Co. Ltd.(a)(c)	1,231,289	2,576,259
Com2uSCorp.(c)	78,788	4,723,159
Cosmax Inc.(c)	85,950	4,000,261
CosmoAM&T Co. Ltd.(a)	187,442	8,950,964
Coway Co. Ltd.(c)	473,914	22,484,573
Creative & Innovative System(a)(c)	506,137	5,411,177
CS Wind Corp.	214,040	10,904,782
Cuckoo Holdings Co. Ltd.(c)	88,875	1,176,352
Cuckoo Homesys Co. Ltd.(c)	71,844	1,697,687
Daeduck Electronics Co. Ltd./New	357,099	7,830,732
Daejoo Electronic Materials Co. Ltd.(c)	117,723	8,558,997
Daesang Corp.(c)	240,305	4,044,969
Daewoo Engineering & Construction Co. Ltd.(a)(c)	1,715,286	6,614,931

Security	Shares	Value

South Korea (continued)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(c)	360,528	$5,378,853
Daewoong Co. Ltd.(c)	204,307	3,686,325
Daewoong Pharmaceutical Co. Ltd.(c)	51,515	6,718,534
Daishin Securities Co. Ltd.	412,300	4,722,577
Danal Co. Ltd.(a)(c)	587,373	3,175,947
Daou Technology Inc.	289,850	4,052,841
Dawonsys Co. Ltd.(c)	273,683	4,706,138
DB HiTek Co. Ltd.	336,662	11,555,818
DB Insurance Co. Ltd.	406,381	18,097,681
Dentium Co. Ltd.	57,319	3,728,136
Devsisters Co. Ltd.(c)	56,598	1,636,539
DGB Financial Group Inc.	1,296,051	7,183,353
DL E&C Co. Ltd.(c)	246,540	7,483,031
DL Holdings Co. Ltd.(c)	107,766	5,348,375
Dong-A Socio Holdings Co. Ltd.	39,733	3,215,054
Dong-A ST Co. Ltd.(c)	75,296	3,161,261
Dongjin Semichem Co. Ltd.(c)	299,880	7,651,470
DongKook Pharmaceutical Co. Ltd.(c)	297,352	4,097,281
Dongkuk Steel Mill Co. Ltd.(c)	627,240	6,144,595
Dongsuh Cos. Inc.(c)	308,475	5,615,641
Dongwon F&B Co. Ltd.	11,785	1,361,694
Dongwon Industries Co. Ltd.(c)	14,855	2,502,583
Doosan Bobcat Inc.	444,302	11,423,149
Doosan Co. Ltd.	62,208	3,806,995
Doosan Enerbility Co. Ltd.(a)(c)	3,491,017	52,465,263
Doosan Fuel Cell Co. Ltd.(a)(c)	376,116	10,640,214
DoubleUGames Co. Ltd.	102,995	3,285,420
Douzone Bizon Co. Ltd.	199,825	5,355,394
Duk San Neolux Co. Ltd.(a)(c)	130,672	3,491,266
Echo Marketing Inc.	201,827	2,422,616
Ecopro BM Co. Ltd.(c)	417,592	34,552,728
Ecopro Co. Ltd.	170,011	14,409,336
Ecopro HN Co. Ltd.(c)	122,575	4,842,218
E-MART Inc.	164,823	11,965,846
Enchem Co. Ltd.(a)(c)	73,189	3,212,425
Eo Technics Co. Ltd.	93,949	5,234,450
Eubiologics Co. Ltd.(a)(c)	269,415	3,172,973
Eugene Technology Co. Ltd.(c)	180,992	3,670,521
F&F Co. Ltd./New	154,363	16,287,544
Fila Holdings Corp.(c)	414,858	9,582,316
Foosung Co. Ltd.(c)	502,472	6,010,872
GC Cell Corp.(a)(c)	93,489	4,058,960
GemVax & Kael Co. Ltd.(a)	347,028	3,501,897
Geneone Life Science Inc.(a)	682,546	5,471,221
Genexine Inc.(a)(c)	178,737	4,032,115
GOLFZON Co. Ltd.(c)	39,550	3,887,304
Grand Korea Leisure Co. Ltd.(a)(c)	377,584	4,479,696
Green Cross Corp.	51,653	6,305,525
Green Cross Holdings Corp.(c)	202,182	2,829,125
GS Engineering & Construction Corp.	508,781	11,380,589
GS Holdings Corp.	364,638	12,518,756
GS Retail Co. Ltd.(c)	321,841	6,083,928
HAESUNG DS Co. Ltd.	90,766	3,947,208
Halla Holdings Corp.	81,988	2,343,117
Hana Financial Group Inc.	2,557,199	74,533,784
Hana Materials Inc.(c)	63,056	1,772,479
Hana Micron Inc.(a)(c)	276,036	2,615,773
Hana Tour Service Inc.(a)(c)	126,720	5,497,174
Hanall Biopharma Co. Ltd.(a)	333,449	4,349,845

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Handsome Co. Ltd.(c)	138,388	$2,917,997
Hanil Cement Co. Ltd./New(c)	257,004	2,913,721
Hanjin Transportation Co. Ltd.(c)	73,444	1,406,825
Hankook & Co. Co. Ltd.(c)	272,319	2,654,300
Hankook Tire & Technology Co. Ltd.	633,966	17,872,649
Hanmi Pharm Co. Ltd.	57,685	13,219,109
Hanmi Semiconductor Co. Ltd.	436,331	3,876,376
Hanon Systems	1,655,339	12,658,703
Hansae Co. Ltd.(c)	200,969	2,357,277
Hansol Chemical Co. Ltd.(c)	86,137	13,911,535
Hanssem Co. Ltd.(c)	93,886	3,754,651
Hanwha Aerospace Co. Ltd.(c)	318,928	19,294,290
Hanwha Corp.(c)	345,835	8,178,334
Hanwha Investment & Securities Co. Ltd.	1,093,591	2,519,335
Hanwha Life Insurance Co. Ltd.(a)(c)	3,129,397	5,368,669
Hanwha Solutions Corp.(a)(c)	998,031	38,915,101
Hanwha Systems Co. Ltd.(c)	587,343	6,777,436
HD Hyundai Co. Ltd.	417,209	19,589,346
HDC Holdings Co. Ltd.(c)	375,054	1,944,880
HDC Hyundai Development Co-Engineering & Construction, Class E(c)	378,323	3,495,772
Helixmith Co. Ltd.(a)(c)	355,963	4,379,096
Hite Jinro Co. Ltd.(c)	331,770	7,530,906
HK inno N Corp.(c)	45,097	1,356,054
HLB Inc.(a)(c)	858,230	31,333,419
HLB Life Science Co. Ltd.(a)(c)	778,245	8,501,556
HMM Co. Ltd.(c)	2,365,217	38,979,023
Hotel Shilla Co. Ltd.(c)	252,459	13,829,484
Hugel Inc.(a)(c)	65,646	5,941,099
Huons Co. Ltd.(c)	112,377	2,982,460
Hwaseung Enterprise Co. Ltd.	218,467	2,148,611
HYBE Co. Ltd.(a)(c)	151,534	20,306,389
Hyosung Advanced Materials Corp.(c)	24,436	7,660,029
Hyosung Chemical Corp.(a)	19,627	2,520,399
Hyosung Corp.	96,192	5,345,140
Hyosung TNC Corp.(c)	23,532	5,472,564
Hyundai Autoever Corp.	67,713	6,038,993
Hyundai Bioscience Co. Ltd.(a)(c)	342,231	8,771,867
Hyundai Construction Equipment Co. Ltd.	138,605	4,184,687
Hyundai Department Store Co. Ltd.(c)	134,873	6,204,676
Hyundai Doosan Infracore Co. Ltd.(a)(c)	1,098,291	5,024,821
Hyundai Electric & Energy System Co. Ltd.(a)	199,041	4,712,321
Hyundai Elevator Co. Ltd.(c)	258,841	5,628,248
Hyundai Engineering & Construction Co. Ltd.(c)	665,326	23,790,619
Hyundai Glovis Co. Ltd.	162,689	21,316,649
Hyundai Greenfood Co. Ltd.(c)	722,035	4,134,768
Hyundai Heavy Industries Co. Ltd.(a)(c)	138,774	14,767,052
Hyundai Home Shopping Network Corp.	58,183	2,167,329
Hyundai Marine & Fire Insurance Co. Ltd.(c)	473,632	11,110,433
Hyundai Mipo Dockyard Co. Ltd.(a)	222,591	17,670,554
Hyundai Mobis Co. Ltd.	529,944	84,511,888
Hyundai Motor Co.	1,213,489	176,298,382
Hyundai Rotem Co. Ltd.(a)(c)	642,503	14,428,282
Hyundai Steel Co.	772,597	18,839,558
Hyundai Wia Corp.(c)	150,798	8,487,066
Il Dong Pharmaceutical Co. Ltd.(a)	150,046	4,150,650
Iljin Hysolus Co. Ltd.(a)(c)	81,240	2,216,145
Iljin Materials Co. Ltd.(c)	210,576	11,539,551
Ilyang Pharmaceutical Co. Ltd.(c)	139,044	2,251,989
Industrial Bank of Korea	1,813,599	12,913,422

Security	Shares	Value

South Korea (continued)
Innocean Worldwide Inc	93,168	$2,945,939
Innox Advanced Materials Co. Ltd.(c)	147,323	3,771,555
Intellian Technologies Inc.(c)	57,237	3,121,576
INTOPS Co. Ltd.	94,181	2,100,348
iNtRON Biotechnology Inc.(a)(c)	290,177	2,469,486
IS Dongseo Co. Ltd.	160,713	4,413,893
ITM Semiconductor Co. Ltd.(c)	92,896	2,226,217
JB Financial Group Co. Ltd.	1,215,787	6,868,790
Jeju Air Co. Ltd.(a)	154,651	1,783,728
Jusung Engineering Co. Ltd.(c)	358,691	4,217,906
JW Pharmaceutical Corp.	189,339	3,077,447
JYP Entertainment Corp.(c)	267,917	12,129,485
Kakao Corp.	2,730,274	148,263,851
Kakao Games Corp.(a)(c)	291,083	11,353,569
KakaoBank Corp.(a)(c)	1,002,632	20,301,973
Kangwon Land Inc.(a)(c)	841,979	16,600,907
KB Financial Group Inc.	3,419,925	125,541,821
KCC Corp.(c)	41,106	8,975,870
KCC Glass Corp.	103,668	3,883,390
KEPCO Engineering & Construction Co. Inc.(c)	130,155	7,084,852
KEPCO Plant Service & Engineering Co. Ltd.(c)	230,232	7,065,901
Kginicis Co. Ltd.	233,305	2,318,968
Kia Corp.	2,287,400	137,101,786
KIWOOM Securities Co. Ltd.(c)	117,575	7,471,132
KMW Co. Ltd.(a)(c)	256,679	6,095,681
Koh Young Technology Inc.(c)	541,534	5,669,875
Kolmar BNH Co. Ltd.(c)	122,397	2,354,916
Kolmar Korea Co. Ltd.(c)	152,717	4,342,131
Kolon Industries Inc.(c)	165,406	6,429,308
Komipharm International Co. Ltd.(a)(c)	411,550	2,169,326
Korea Aerospace Industries Ltd.(c)	643,040	29,178,443
Korea Electric Power Corp.(a)	2,191,284	34,168,416
Korea Investment Holdings Co. Ltd.	350,653	14,785,300
Korea Line Corp.(a)	1,493,505	2,524,220
Korea Petrochemical Ind Co. Ltd.(c)	31,457	2,841,530
Korea REIT & Trust Co. Ltd.	2,528,147	3,063,595
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	343,992	24,826,225
Korea United Pharm Inc.	105,995	1,942,040
Korea Zinc Co. Ltd.(c)	76,877	38,455,923
Korean Air Lines Co. Ltd.(a)	1,519,442	30,199,035
Korean Reinsurance Co.	861,887	5,361,601
Krafton Inc.(a)(c)	207,035	37,820,121
KT Skylife Co. Ltd.	281,046	1,789,816
KT&G Corp.	913,219	56,726,828
Kuk-Il Paper Manufacturing Co. Ltd.(a)(c)	1,172,731	2,227,978
Kumho Petrochemical Co. Ltd.	159,783	15,412,185
Kumho Tire Co. Inc.(a)(c)	921,787	2,380,546
Kyung Dong Navien Co. Ltd.	82,064	2,640,970
L&C Bio Co. Ltd.(c)	172,364	3,353,698
L&F Co. Ltd.(a)(c)	204,669	34,712,417
LEENO Industrial Inc.	88,706	9,441,063
LegoChem Biosciences Inc.(a)(c)	208,511	6,959,809
LF Corp.	204,028	2,570,329
LG Chem Ltd.	428,848	200,742,152
LG Corp.	765,102	46,687,277
LG Display Co. Ltd.(c)	2,010,398	23,234,108
LG Electronics Inc.	919,803	68,828,867
LG Energy Solution(a)(c)	186,974	64,079,197
LG H&H Co. Ltd.	79,511	42,104,338

S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Innotek Co. Ltd.(c)	126,644	$32,238,236
LG Uplus Corp.	1,598,160	13,686,619
LIG Nex1 Co. Ltd.(c)	128,086	10,102,844
Lock&Lock Co. Ltd.(a)	277,526	1,603,840
Lotte Chemical Corp.	142,485	18,500,892
Lotte Chilsung Beverage Co. Ltd.(c)	44,958	5,173,029
Lotte Confectionery Co. Ltd.	19,771	1,841,753
LOTTE Fine Chemical Co. Ltd.(c)	159,010	8,319,798
LOTTE Himart Co. Ltd.	96,809	1,132,651
LOTTE Reit Co. Ltd.	1,848,502	7,072,505
Lotte Rental Co. Ltd.	86,258	2,291,124
Lotte Shopping Co. Ltd.	102,853	7,549,593
Lotte Tour Development Co. Ltd.(a)(c)	439,402	4,107,445
LS Corp.(c)	165,344	8,239,371
LS Electric Co. Ltd.(c)	182,387	7,564,755
Lutronic Corp.	181,864	2,545,354
LX Hausys Ltd.	69,740	2,331,178
LX Holdings Corp.(a)(c)	434,214	2,709,188
LX International Corp.	280,399	9,030,003
LX Semicon Co. Ltd.(c)	102,915	7,241,029
Maeil Dairies Co. Ltd.(c)	51,948	2,220,572
Mando Corp.(c)	279,759	11,181,485
Mcnex Co. Ltd.	138,878	3,807,568
MedPacto Inc.(a)(c)	145,137	3,192,016
Medytox Inc.(a)(c)	47,197	4,298,295
MegaStudyEdu Co. Ltd.(c)	97,463	5,669,475
Meritz Financial Group Inc.(c)	321,216	7,362,347
Meritz Fire & Marine Insurance Co. Ltd.(c)	332,236	9,485,490
Meritz Securities Co. Ltd.(c)	2,475,002	8,920,012
Mezzion Pharma Co. Ltd.(a)(c)	246,988	3,270,053
Mirae Asset Life Insurance Co. Ltd.	749,463	1,694,368
Mirae Asset Securities Co. Ltd.	1,966,218	9,588,927
Myoung Shin Industrial Co. Ltd.(a)(c)	256,462	4,133,537
Namhae Chemical Corp.(c)	288,944	2,313,119
Naturecell Co. Ltd.(a)(c)	491,202	9,639,115
NAVER Corp.	1,127,628	200,093,738
NCSoft Corp.	143,011	40,187,840
NEPES Corp.(a)(c)	207,041	3,346,991
Netmarble Corp.(b)(c)	170,134	8,021,227
Nexen Tire Corp.	313,957	1,553,287
Nexon Games Co. Ltd.(a)(c)	278,293	3,452,481
NH Investment & Securities Co. Ltd.	969,109	7,174,147
NHN Corp.(a)	186,277	3,498,345
NHN KCP Corp.(a)(c)	295,709	2,779,668
NICE Holdings Co. Ltd.	255,137	2,598,073
NICE Information Service Co. Ltd.(c)	375,257	4,012,311
NKMax Co. Ltd.(a)(c)	339,543	4,671,921
NongShim Co. Ltd.(c)	33,924	7,584,063
OCI Co. Ltd.(c)	174,625	15,194,566
Orion Corp./Republic of Korea	208,297	15,258,700
Orion Holdings Corp.	266,771	2,900,987
Oscotec Inc.(a)(c)	237,211	3,574,976
Ottogi Corp.(c)	14,634	5,236,388
Pan Ocean Co. Ltd.	2,404,913	9,202,070
Paradise Co. Ltd.(a)(c)	533,208	6,322,795
Park Systems Corp.(c)	46,168	3,329,586
Partron Co. Ltd.(c)	470,239	3,030,112
Pearl Abyss Corp.(a)(c)	264,678	11,130,015
People & Technology Inc.(c)	190,619	7,106,022
PharmaResearch Co. Ltd.(c)	67,062	3,359,781

Security	Shares	Value

South Korea (continued)
Pharmicell Co. Ltd.(a)	571,723	$5,328,490
PI Advanced Materials Co. Ltd.(c)	166,881	4,609,097
Poongsan Corp.(c)	284,684	6,574,651
POSCO Chemical Co. Ltd.(c)	248,898	30,941,467
POSCO Holdings Inc.	655,371	123,973,372
Posco ICT Co. Ltd.(c)	620,180	3,056,938
Posco International Corp.(c)	451,321	9,009,054
PSK Inc.(c)	40,335	1,021,885
RFHIC Corp.(c)	190,749	3,582,254
S&S Tech Corp.(c)	191,290	3,136,959
S-1 Corp.	131,239	5,698,382
Sam Chun Dang Pharm Co. Ltd.(a)(c)	147,078	3,830,945
Sam Kang M&T Co. Ltd.(a)(c)	318,674	6,388,062
Samsung Biologics Co. Ltd.(a)(b)(c)	155,736	96,861,413
Samsung C&T Corp.	729,185	65,288,926
Samsung Electro-Mechanics Co. Ltd.	482,738	49,981,037
Samsung Electronics Co. Ltd.	41,464,916	1,836,926,590
Samsung Engineering Co. Ltd.(a)(c)	1,404,274	24,416,178
Samsung Fire & Marine Insurance Co. Ltd.	266,157	38,681,683
Samsung Heavy Industries Co. Ltd.(a)	5,576,106	24,740,295
Samsung Life Insurance Co. Ltd.(c)	594,825	27,453,578
Samsung SDI Co. Ltd.	481,337	212,799,823
Samsung SDS Co. Ltd.	280,452	26,765,931
Samsung Securities Co. Ltd.	495,341	12,470,278
Samwha Capacitor Co. Ltd.	104,265	3,238,824
Samyang Foods Co. Ltd.(c)	53,350	4,431,007
Samyang Holdings Corp.(c)	42,133	2,153,864
SD Biosensor Inc.(c)	315,208	8,240,980
Sebang Global Battery Co. Ltd.	58,215	2,250,081
Seegene Inc.(c)	318,991	7,473,299
Seobu T&D(c)	471,178	2,804,435
Seojin System Co. Ltd.(c)	275,565	3,088,491
Seoul Semiconductor Co. Ltd.(c)	440,334	3,766,691
SFA Engineering Corp.(c)	192,183	5,867,128
SFA Semicon Co. Ltd.(a)(c)	888,946	3,387,986
Shin Poong Pharmaceutical Co. Ltd.(a)(c)	302,204	6,267,435
Shinhan Financial Group Co. Ltd.	3,832,806	103,844,006
Shinsegae Inc.(c)	60,815	10,079,198
Shinsegae International Inc.(c)	148,037	3,069,115
SillaJen Inc.(a)(c)(d)	540,819	2,446,230
SIMMTECH Co. Ltd.(c)	190,216	5,452,293
SK Biopharmaceuticals Co. Ltd.(a)(c)	234,158	12,449,496
SK Bioscience Co. Ltd.(a)(c)	201,684	16,884,734
SK Chemicals Co. Ltd.	103,759	7,521,780
SK D&D Co. Ltd.	80,645	1,607,439
SK Discovery Co. Ltd.	97,764	2,639,923
SK Gas Ltd.	37,045	3,211,083
SK Hynix Inc.	4,726,382	332,302,124
SK IE Technology Co. Ltd.(a)(b)(c)	210,064	12,921,513
SK Inc.	324,283	56,090,874
SK Innovation Co. Ltd.(a)	475,877	66,991,723
SK Networks Co. Ltd.	1,406,223	4,754,680
SK Square Co. Ltd.(a)	862,148	25,906,658
SKC Co. Ltd.(c)	194,119	17,443,541
SL Corp.(c)	142,347	4,057,859
SM Entertainment Co. Ltd.(c)	177,977	9,133,837
SNT Motiv Co. Ltd.	90,473	3,256,186
S-Oil Corp.	384,973	29,200,185
SOLUM Co. Ltd.(a)	337,690	5,180,883
Solus Advanced Materials Co. Ltd.	147,530	4,554,463

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Soulbrain Co. Ltd.(c)	43,164	$6,934,108
ST Pharm Co. Ltd.(c)	93,853	6,851,430
Taihan Electric Wire Co. Ltd.(a)(c)	4,897,799	6,803,482
Tera Resource Co. Ltd.(a)(d)	49,111	—
TES Co. Ltd./Korea(c)	198,204	2,923,670
Tesna Inc.(c)	93,535	1,992,261
TKG Huchems Co. Ltd.	225,966	3,570,838
Tokai Carbon Korea Co. Ltd.	55,096	4,578,181
Tongyang Life Insurance Co. Ltd.	633,193	2,654,291
TY Holdings Co. Ltd./Korea(a)	228,203	2,868,915
Unid Co. Ltd.	39,748	3,069,548
Vaxcell-Bio Therapeutics Co. Ltd.(a)(c)	109,085	5,753,887
Vidente Co. Ltd.(a)(c)	476,373	3,079,690
Webzen Inc.(a)	156,475	2,154,588
Wemade Co. Ltd.(c)	168,812	7,726,479
Wonik Holdings Co. Ltd.(a)	1	3
WONIK IPS Co. Ltd.(c)	259,789	5,376,123
Wonik QnC Corp.(c)	112,915	2,289,430
Woori Financial Group Inc.	4,432,126	40,092,671
Woori Investment Bank Co. Ltd.(c)	3,781,847	2,488,730
Woori Technology Investment Co. Ltd.(a)(c)	619,753	2,690,787
Wysiwyg Studious Co. Ltd.(a)(c)	270,945	4,542,170
YG Entertainment Inc.(c)	121,124	5,439,845
Youlchon Chemical Co. Ltd.(c)	117,702	2,754,874
Youngone Corp.	213,860	7,080,748
Youngone Holdings Co. Ltd.	63,422	2,498,911
Yuanta Securities Korea Co. Ltd.	1,056,489	2,245,902
Yuhan Corp.(c)	451,446	19,092,064
Yungjin Pharmaceutical Co. Ltd.(a)	977,925	2,446,982
Zinus Inc.	104,537	3,371,660

		7,335,333,344

Taiwan — 15.1%
AcBel Polytech Inc.(c)	6,324,000	6,237,614
Accton Technology Corp.(c)	4,502,000	41,457,124
Acer Inc.(c)	25,708,872	18,464,669
Actron Technology Corp.(c)	592,000	3,587,366
ADATA Technology Co. Ltd.(c)	2,621,820	5,221,496
Adimmune Corp.(c)	2,833,000	3,777,093
Advanced Ceramic X Corp.(c)	444,000	2,749,844
Advanced Energy Solution Holding Co. Ltd.(c)	217,000	6,874,450
Advanced Wireless Semiconductor Co.(c)	1,478,000	3,943,968
Advantech Co. Ltd.(c)	3,313,110	35,344,275
Airtac International Group(a)(c)	1,195,292	32,050,473
Alchip Technologies Ltd.(c)	629,000	17,395,486
Amazing Microelectronic Corp.(c)	854,000	3,051,998
AmTRAN Technology Co. Ltd.(c)	8,059,672	3,364,507
Andes Technology Corp.(c)	416,000	5,101,781
AP Memory Technology Corp.(c)	790,000	5,204,360
Apex International Co. Ltd.(c)	1,327,000	2,672,046
Arcadyan Technology Corp.(c)	1,363,391	5,128,136
Ardentec Corp.(c)	4,751,546	7,094,678
ASE Technology Holding Co. Ltd.(c)	28,426,222	79,082,034
Asia Cement Corp.(c)	17,744,050	25,118,988
Asia Optical Co. Inc.(c)	2,734,000	5,866,704
Asia Pacific Telecom Co. Ltd.(a)	19,793,173	4,547,339
Asia Vital Components Co. Ltd.(c)	3,096,000	10,905,828
ASMedia Technology Inc.(c)	235,000	7,093,254
ASPEED Technology Inc.(c)	217,800	14,334,578
ASROCK Inc.(c)	556,000	1,743,445
Asustek Computer Inc.(c)	6,086,000	50,641,840

Security	Shares	Value

Taiwan (continued)
AUO Corp.(c)	71,221,000	$38,888,756
AURAS Technology Co. Ltd.(c)	796,000	4,014,821
Bank of Kaohsiung Co. Ltd.(c)	23,497,720	10,711,382
BES Engineering Corp.(c)	17,617,000	5,398,226
Bizlink Holding Inc.(c)	1,049,926	11,632,589
Brighton-Best International Taiwan Inc.(c)	4,758,000	5,358,797
Capital Securities Corp.(c)	24,273,050	9,477,212
Career Technology MFG. Co. Ltd.(a)(c)	4,706,498	4,060,241
Catcher Technology Co. Ltd.(a)(c)	5,407,000	32,776,096
Cathay Financial Holding Co. Ltd.	67,694,872	98,484,277
Cathay Real Estate Development Co. Ltd.(c)	8,339,900	4,728,738
Center Laboratories Inc.(c)	3,564,007	7,337,448
Century Iron & Steel Industrial Co. Ltd.(c)	1,570,000	4,478,381
Chailease Holding Co. Ltd.(c)	12,068,957	77,491,250
Chang Hwa Commercial Bank Ltd.	40,236,203	23,240,858
Charoen Pokphand Enterprise(c)	2,383,700	6,298,148
Cheng Loong Corp.(c)	7,654,000	7,090,886
Cheng Shin Rubber Industry Co. Ltd.(c)	13,511,650	15,652,501
Cheng Uei Precision Industry Co. Ltd.(c)	3,568,000	4,350,503
Chicony Electronics Co. Ltd.(c)	4,148,787	11,076,094
Chicony Power Technology Co. Ltd.(c)	1,205,000	2,798,958
Chief Telecom Inc.	260,000	2,459,120
China Airlines Ltd.(c)	24,062,000	17,799,269
China Bills Finance Corp.(c)	15,845,000	8,443,058
China Development Financial Holding Corp.(c)	134,832,649	58,907,446
China General Plastics Corp.(c)	4,140,386	3,199,797
China Man-Made Fiber Corp.(c)	17,739,574	4,761,206
China Metal Products(c)	4,513,146	4,400,760
China Motor Corp.(c)	2,619,800	3,985,733
China Petrochemical Development Corp.(c)	31,274,490	10,472,893
China Steel Chemical Corp.	1,491,000	5,704,479
China Steel Corp.(c)	102,643,529	97,210,209
Chin-Poon Industrial Co. Ltd.(c)	4,382,000	4,464,291
Chipbond Technology Corp.(c)	3,508,000	6,547,365
ChipMOS Technologies Inc.(c)	4,295,000	5,004,854
Chlitina Holding Ltd.	513,000	2,892,044
Chong Hong Construction Co. Ltd.(c)	1,569,122	3,820,416
Chroma ATE Inc.(c)	3,081,000	18,906,655
Chung Hung Steel Corp.(c)	7,598,000	6,411,119
Chung-Hsin Electric & Machinery Manufacturing Corp.(c)	3,676,000	7,943,423
Chunghwa Precision Test Tech Co. Ltd.(c)	185,000	2,786,615
Chunghwa Telecom Co. Ltd.	31,947,000	126,768,520
Cleanaway Co. Ltd.(c)	929,000	5,384,089
Clevo Co.(c)	4,771,175	5,394,376
Compal Electronics Inc.(c)	34,722,000	25,852,798
Compeq Manufacturing Co. Ltd.(c)	7,621,000	13,068,560
Continental Holdings Corp.(c)	4,938,600	4,839,033
Coretronic Corp.(c)	3,110,200	6,377,972
Co-Tech Development Corp.(c)	2,543,000	3,562,951
CSBC Corp. Taiwan(a)(c)	6,532,316	3,917,485
CTBC Financial Holding Co. Ltd.	150,982,599	115,646,029
CTCI Corp.	5,663,000	8,353,425
Cub Elecparts Inc.(c)	560,979	3,055,001
Darfon Electronics Corp.(c)	2,935,000	3,960,823
Delta Electronics Inc.(c)	16,972,000	145,308,271
E Ink Holdings Inc.	7,750,000	60,262,730
E.Sun Financial Holding Co. Ltd.(c)	112,947,374	104,070,699
Eclat Textile Co. Ltd.(c)	1,663,683	24,095,849
EirGenix Inc.(a)(c)	1,465,000	6,145,561

S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Elan Microelectronics Corp.(c)	2,321,100	$7,340,681
Elite Material Co. Ltd.(c)	2,497,000	13,143,253
Elite Semiconductor Microelectronics Technology Inc.(c)	2,174,000	5,593,080
eMemory Technology Inc.(c)	578,000	25,850,616
Ennoconn Corp.(c)	590,219	4,247,884
ENNOSTAR Inc.	4,974,185	8,355,784
Episil Technologies Inc(c)	2,409,036	9,014,253
Episil-Precision Inc.(c)	1,170,077	3,402,209
Eternal Materials Co. Ltd.(c)	8,059,915	8,937,573
Etron Technology Inc.(a)(c)	2,018,000	3,441,925
Eva Airways Corp.(c)	21,804,326	23,861,985
Evergreen International Storage & Transport Corp.(c)	3,822,000	3,713,538
Evergreen Marine Corp. Taiwan Ltd.	22,207,449	63,640,228
Everlight Chemical Industrial Corp.(c)	5,986,781	4,125,477
Everlight Electronics Co. Ltd.(c)	3,689,000	4,739,538
Far Eastern Department Stores Ltd.(c)	10,379,167	6,900,370
Far Eastern International Bank(c)	28,257,397	11,372,929
Far Eastern New Century Corp.(c)	27,346,916	29,303,849
Far EasTone Telecommunications Co. Ltd.(c)	13,051,000	32,008,299
Faraday Technology Corp.(c)	1,874,000	11,314,804
Farglory Land Development Co. Ltd.(c)	2,596,782	5,428,660
Feng Hsin Steel Co. Ltd.(c)	4,511,000	9,881,603
Feng TAY Enterprise Co. Ltd.	3,621,387	20,317,270
First Financial Holding Co. Ltd.	92,547,783	80,292,471
Fitipower Integrated Technology Inc.(c)	1,092,161	4,513,767
FLEXium Interconnect Inc.(c)	2,305,616	7,045,052
FocalTech Systems Co. Ltd.(c)	1,604,000	4,007,076
Formosa Chemicals & Fibre Corp.	29,907,210	67,189,471
Formosa International Hotels Corp.(c)	600,000	3,409,568
Formosa Petrochemical Corp.(c)	9,137,000	25,045,547
Formosa Plastics Corp.	34,265,800	102,166,708
Formosa Sumco Technology Corp.(c)	736,000	4,356,484
Formosa Taffeta Co. Ltd.	7,149,000	6,461,358
Foxconn Technology Co. Ltd.(c)	7,029,424	11,621,791
Foxsemicon Integrated Technology Inc.(c)	694,000	4,626,870
Fubon Financial Holding Co. Ltd.(c)	61,207,022	114,766,129
Fulgent Sun International Holding Co. Ltd.	1,084,221	6,708,566
Fusheng Precision Co. Ltd.(c)	859,000	5,550,751
General Interface Solution Holding Ltd.(c)	2,243,000	5,895,687
Genesys Logic Inc.(c)	681,000	2,724,304
Genius Electronic Optical Co. Ltd.(c)	618,287	9,007,552
Getac Holdings Corp.(c)	4,408,000	6,860,732
Giant Manufacturing Co. Ltd.(c)	2,714,000	21,200,167
Gigabyte Technology Co. Ltd.(c)	4,570,000	12,746,293
Global Mixed Mode Technology Inc.(c)	654,000	3,177,254
Global PMX Co. Ltd.(c)	411,000	2,111,531
Global Unichip Corp.(c)	744,000	13,044,647
Globalwafers Co. Ltd.	1,869,000	29,569,208
Gold Circuit Electronics Ltd.	3,572,000	9,713,603
Goldsun Building Materials Co. Ltd.(c)	9,409,425	7,802,314
Gourmet Master Co. Ltd.(c)	1,074,471	3,562,944
Grand Pacific Petrochemical(c)	9,443,000	5,799,537
Grape King Bio Ltd.	1,015,000	4,956,160
Great Tree Pharmacy Co. Ltd.(c)	443,719	4,484,470
Great Wall Enterprise Co. Ltd.(c)	5,863,412	9,459,299
Greatek Electronics Inc.(c)	3,225,000	6,253,163
Gudeng Precision Industrial Co. Ltd.(c)	647,356	5,998,985
Hannstar Board Corp.(c)	3,313,000	3,541,739

Security	Shares	Value

Taiwan (continued)
HannStar Display Corp.(c)	20,029,640	$7,787,521
Highwealth Construction Corp.(c)	5,337,153	8,462,568
Hiwin Technologies Corp.(c)	2,431,498	16,411,525
Holtek Semiconductor Inc.(c)	1,855,000	4,481,003
Holy Stone Enterprise Co. Ltd.(c)	1,339,330	3,909,874
Hon Hai Precision Industry Co. Ltd.	107,740,928	383,641,620
Hota Industrial Manufacturing Co. Ltd.(c)	2,487,261	7,133,842
Hotai Finance Co. Ltd.(c)	1,701,000	5,832,073
Hotai Motor Co. Ltd.(c)	2,679,000	53,681,031
Hsin Kuang Steel Co. Ltd.(c)	2,803,000	3,493,001
HTC Corp.(a)(c)	5,979,000	12,056,958
Hua Nan Financial Holdings Co. Ltd.	78,912,650	59,895,719
Huaku Development Co. Ltd	2,480,000	7,551,218
IBF Financial Holdings Co. Ltd.(c)	21,009,191	9,195,708
Innodisk Corp.(c)	1,036,488	5,810,216
Innolux Corp.(c)	83,562,241	32,914,540
International CSRC Investment Holdings Co.(c)	8,433,685	5,745,664
International Games System Co. Ltd.(c)	970,000	11,827,071
Inventec Corp.(c)	20,346,000	15,403,335
ITE Technology Inc.(c)	1,697,000	3,879,992
ITEQ Corp.(c)	1,864,604	4,128,170
Jentech Precision Industrial Co. Ltd.(c)	667,000	8,656,925
Johnson Health Tech Co. Ltd.(c)	1,080,000	1,980,455
Kenda Rubber Industrial Co. Ltd.(c)	5,550,337	6,332,106
Kindom Development Co. Ltd.(c)	3,706,300	3,431,014
King Slide Works Co. Ltd.	616,000	9,187,303
King Yuan Electronics Co. Ltd.(c)	8,014,000	9,762,160
King’s Town Bank Co. Ltd.(c)	6,272,000	7,234,785
Kinik Co.(c)	1,132,000	5,838,128
Kinpo Electronics(c)	12,003,000	5,283,859
Kinsus Interconnect Technology Corp.(c)	2,593,000	10,299,768
LandMark Optoelectronics Corp.(c)	775,900	4,481,252
Largan Precision Co. Ltd.(c)	856,000	54,450,297
Lien Hwa Industrial Holdings Corp.(c)	8,644,048	16,119,828
Lite-On Technology Corp.(c)	17,626,238	37,932,177
Longchen Paper & Packaging Co. Ltd.(c)	7,020,720	3,793,712
Lotes Co. Ltd.(c)	591,848	14,031,594
Lotus Pharmaceutical Co. Ltd.(c)	874,000	4,947,753
Macronix International Co. Ltd.(c)	14,796,554	15,882,137
Makalot Industrial Co. Ltd.(c)	1,612,510	9,474,775
Marketech International Corp.(c)	1,047,000	4,227,598
MediaTek Inc.(c)	13,186,572	285,314,219
Medigen Vaccine Biologics Corp.(a)(c)	1,887,607	9,116,328
Mega Financial Holding Co. Ltd.(c)	96,628,131	113,337,644
Mercuries Life Insurance Co. Ltd.(a)(c)	17,384,297	4,055,376
Merida Industry Co. Ltd.(c)	1,703,850	12,394,919
Merry Electronics Co. Ltd.(c)	1,747,751	4,827,124
Microbio Co. Ltd.(c)	3,422,533	8,785,977
Micro-Star International Co. Ltd.(c)	6,096,000	22,821,141
Mitac Holdings Corp.(c)	9,483,053	8,718,593
momo.com Inc(c)	476,880	11,307,999
Nan Kang Rubber Tire Co. Ltd.(a)(c)	4,606,000	5,844,494
Nan Pao Resins Chemical Co. Ltd.(c)	457,000	2,117,975
Nan Ya Plastics Corp.(c)	40,999,440	92,092,779
Nan Ya Printed Circuit Board Corp.(c)	1,981,000	17,282,692
Nantex Industry Co. Ltd.(c)	2,385,000	3,332,534
Nanya Technology Corp.(c)	9,843,000	17,095,223
Nien Made Enterprise Co. Ltd.	1,286,000	11,875,863
Novatek Microelectronics Corp.(c)	5,023,000	42,973,286
Nuvoton Technology Corp.(c)	1,640,000	6,657,133

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
OBI Pharma Inc.(a)(c)	1,543,339	$4,413,056
Oneness Biotech Co. Ltd.(a)(c)	1,939,000	18,771,547
Oriental Union Chemical Corp.(c)	7,164,000	4,284,131
Pan Jit International Inc.(c)	3,047,200	6,904,991
Pan-International Industrial Corp.(c)	4,328,366	4,879,495
Parade Technologies Ltd.	678,000	18,979,685
PChome Online Inc.(c)	1,030,000	2,087,968
Pegatron Corp.	16,614,000	34,554,195
Pegavision Corp.(c)	224,000	3,099,555
Pharmally International Holding Co. Ltd.(d)	597,543	—
Phison Electronics Corp.(c)	1,245,000	12,655,924
Pixart Imaging Inc.(c)	1,249,000	3,850,619
Pou Chen Corp.	18,040,000	17,089,143
Powerchip Semiconductor Manufacturing Corp.	22,260,000	24,961,053
Powertech Technology Inc.(c)	4,706,000	13,131,764
Poya International Co. Ltd.(c)	478,790	6,696,237
President Chain Store Corp.	4,946,000	43,463,296
President Securities Corp.(c)	8,075,603	4,425,617
Primax Electronics Ltd.(c)	3,980,000	8,707,797
Prince Housing & Development Corp.(c)	13,590,995	5,332,607
Qisda Corp.(c)	13,084,000	12,528,817
Quanta Computer Inc.(c)	23,189,000	60,115,361
Radiant Opto-Electronics Corp.(c)	3,056,000	10,042,387
Raydium Semiconductor Corp.(c)	466,000	4,192,884
RDC Semiconductor Co. Ltd.(a)(c)	525,000	5,537,034
Realtek Semiconductor Corp.	4,015,110	45,116,559
Rexon Industrial Corp. Ltd.(c)	1,210,000	1,356,836
RichWave Technology Corp.(c)	765,200	3,488,310
Ruentex Development Co. Ltd.(c)	10,449,120	21,546,618
Ruentex Industries Ltd.(c)	3,772,225	8,034,879
Sanyang Motor Co. Ltd.(c)	5,175,000	6,160,236
ScinoPharm Taiwan Ltd.(c)	2,864,027	2,661,036
SDI Corp.(c)	1,379,000	5,315,778
Sensortek Technology Corp.(c)	245,000	2,438,440
Sercomm Corp.	2,552,000	8,085,442
Shanghai Commercial & Savings Bank Ltd. (The)(c)	31,181,346	50,754,093
Shin Kong Financial Holding Co. Ltd.	98,836,255	28,393,806
Shin Zu Shing Co. Ltd.(c)	1,559,904	4,492,360
Shinkong Synthetic Fibers Corp.(c)	12,742,000	7,545,887
Shiny Chemical Industrial Co. Ltd.(c)	763,750	3,346,717
Sigurd Microelectronics Corp.(c)	5,220,700	8,704,489
Silergy Corp.(c)	2,834,000	48,584,641
Simplo Technology Co. Ltd.(c)	1,302,400	12,289,242
Sinbon Electronics Co. Ltd.(c)	1,932,809	17,860,921
Sino-American Silicon Products Inc.(c)	4,506,000	24,565,871
SinoPac Financial Holdings Co. Ltd.	93,919,406	53,244,057
Sinyi Realty Inc.(c)	4,716,704	4,804,977
Sitronix Technology Corp.(c)	1,008,000	6,232,309
Soft-World International Corp.(c)	907,000	2,295,968
Solar Applied Materials Technology Corp.(c)	4,419,710	5,593,363
Sonix Technology Co. Ltd.(c)	1,539,000	2,983,186
Sporton International Inc.(c)	762,050	5,736,605
St. Shine Optical Co. Ltd.	436,000	3,827,086
Standard Foods Corp.(c)	4,313,096	5,803,771
Sunny Friend Environmental Technology Co. Ltd.(c)	647,000	3,851,292
Sunplus Technology Co. Ltd.(c)	4,429,000	3,791,720
Supreme Electronics Co. Ltd.(c)	5,401,512	6,645,854
Synnex Technology International Corp.(c)	11,826,250	21,556,679

Security	Shares	Value

Taiwan (continued)
Systex Corp.(c)	1,600,000	$3,840,347
T3EX Global Holdings Corp.(c)	884,000	2,266,122
TA Chen Stainless Pipe(c)	13,500,010	17,403,503
Ta Ya Electric Wire & Cable(c)	4,288,760	3,059,848
Taichung Commercial Bank Co. Ltd.(c)	27,015,636	12,062,293
TaiDoc Technology Corp.(c)	529,000	3,863,531
Taigen Biopharmaceuticals Holdings Ltd.(a)(c)	3,402,000	2,108,482
TaiMed Biologics Inc.(a)(c)	1,733,000	4,135,159
Tainan Spinning Co. Ltd.(c)	10,518,894	6,481,657
Taishin Financial Holding Co. Ltd.	93,732,553	46,521,972
Taiwan Business Bank(c)	46,226,790	19,375,178
Taiwan Cement Corp.(c)	49,737,189	64,026,079
Taiwan Cogeneration Corp.(c)	5,288,000	6,446,186
Taiwan Cooperative Financial Holding Co. Ltd.	86,427,031	78,051,396
Taiwan Fertilizer Co. Ltd.	6,935,000	14,261,003
Taiwan Glass Industry Corp.(c)	10,046,053	5,765,444
Taiwan High Speed Rail Corp.	14,473,000	13,837,154
Taiwan Hon Chuan Enterprise Co. Ltd.	3,691,674	9,051,459
Taiwan Mask Corp.(c)	2,261,000	5,538,015
Taiwan Mobile Co. Ltd.(c)	13,528,000	44,218,168
Taiwan Paiho Ltd.(c)	2,720,000	5,647,228
Taiwan Secom Co. Ltd.	2,716,185	9,122,127
Taiwan Semiconductor Co. Ltd.(c)	2,086,000	6,482,095
Taiwan Semiconductor Manufacturing Co. Ltd.	214,139,000	3,505,408,610
Taiwan Shin Kong Security Co. Ltd.	5,901,577	7,787,320
Taiwan Surface Mounting Technology Corp.(c)	2,290,000	7,631,850
Taiwan TEA Corp.(a)(c)	9,372,000	6,110,517
Taiwan Union Technology Corp.(c)	2,350,000	4,411,310
Taiwan-Asia Semiconductor Corp.(c)	2,364,000	3,017,170
Tanvex BioPharma Inc.(a)	1,717,950	2,961,688
Tatung Co. Ltd.(a)(c)	15,625,000	17,623,089
TCI Co. Ltd.(c)	929,444	4,457,208
Teco Electric and Machinery Co. Ltd.(c)	15,280,000	14,780,378
Test Research Inc.(c)	1,915,400	3,743,160
Thinking Electronic Industrial Co. Ltd.(c)	791,000	3,695,695
Ton Yi Industrial Corp.(c)	11,321,000	7,511,065
Tong Hsing Electronic Industries Ltd.	1,273,762	8,830,670
Tong Yang Industry Co. Ltd.(c)	5,806,400	10,350,382
Topco Scientific Co. Ltd.(c)	1,927,639	10,295,554
TPK Holding Co. Ltd.(c)	3,162,000	3,747,389
Transcend Information Inc.(c)	2,596,000	5,624,683
Tripod Technology Corp.(c)	3,085,000	10,128,965
TSEC Corp.(a)(c)	4,224,749	5,369,952
TSRC Corp.(c)	5,962,900	5,487,429
TTY Biopharm Co. Ltd.(c)	2,270,124	5,650,019
Tung Ho Steel Enterprise Corp.(c)	5,210,560	9,212,286
Tung Thih Electronic Co. Ltd.	624,000	3,701,561
TXC Corp.(c)	2,668,000	7,551,379
U-Ming Marine Transport Corp.(c)	3,985,000	4,956,222
Unimicron Technology Corp.(c)	10,713,000	52,490,757
Union Bank of Taiwan(c)	12,652,775	6,822,057
Uni-President Enterprises Corp.	41,324,369	89,304,512
United Integrated Services Co. Ltd.(c)	1,262,400	6,537,406
United Microelectronics Corp.(c)	102,617,000	136,528,487
United Renewable Energy Co. Ltd.(a)	12,564,238	9,462,406
Universal Vision Biotechnology Co. Ltd.(c)	460,950	4,799,714
UPC Technology Corp.(c)	8,976,365	4,120,591
UPI Semiconductor Corp.(a)(c)	386,000	3,768,699
USI Corp.(c)	7,135,300	5,532,743
Vanguard International Semiconductor Corp.(c)	7,880,000	19,050,089

S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
VIA Labs Inc.(c)	299,000	$2,455,625
Via Technologies Inc.(c)	1,892,000	5,548,234
Visual Photonics Epitaxy Co. Ltd.(c)	1,554,000	3,846,004
Voltronic Power Technology Corp.	542,493	30,612,127
Wafer Works Corp.(c)	4,715,839	8,001,879
Wah Lee Industrial Corp.(c)	2,532,580	7,551,940
Walsin Lihwa Corp.(c)	22,974,570	29,670,125
Walsin Technology Corp.(c)	2,605,597	7,873,994
Wan Hai Lines Ltd.(c)	6,258,620	17,639,241
Win Semiconductors Corp.(c)	2,917,427	16,945,396
Winbond Electronics Corp.(c)	26,101,480	18,806,217
Wisdom Marine Lines Co. Ltd.(c)	3,714,000	6,998,854
Wistron Corp.(c)	22,486,004	20,385,702
Wistron NeWeb Corp.(c)	3,078,654	8,537,411
Wiwynn Corp.(c)	674,000	16,872,583
WPG Holdings Ltd.(c)	12,870,200	21,644,184
WT Microelectronics Co. Ltd.	3,426,734	7,226,538
XinTec Inc.(c)	1,532,000	6,558,764
XPEC Entertainment Inc.(d)	31,000	—
Xxentria Technology Materials Corp.(c)	1,650,000	3,526,072
Yageo Corp.	3,823,286	40,890,867
Yang Ming Marine Transport Corp.(c)	15,332,677	39,278,830
YFY Inc.(c)	9,963,000	8,059,463
Yieh Phui Enterprise Co. Ltd.(c)	9,913,077	5,068,948
Yuanta Financial Holding Co. Ltd.(c)	84,332,519	55,979,517
Yulon Finance Corp.(c)	2,058,187	10,882,673
Yulon Motor Co. Ltd.(c)	5,688,088	7,663,799
YungShin Global Holding Corp.(c)	3,504,650	4,752,415
Zhen Ding Technology Holding Ltd.	5,335,950	19,802,675

		9,846,656,766

Thailand — 2.2%
Advanced Info Service PCL, NVDR	10,547,700	55,492,645
Airports of Thailand PCL, NVDR(a)	37,995,700	75,716,023
Amata Corp. PCL, NVDR	13,288,130	7,608,762
AP Thailand PCL, NVDR	34,838,390	9,538,988
Asset World Corp. PCL, NVDR	62,364,500	9,551,809
B Grimm Power PCL, NVDR	8,840,700	8,955,538
Bangchak Corp. PCL, NVDR	13,453,300	12,994,214
Bangkok Airways PCL, NVDR(a)	15,661,200	4,546,110
Bangkok Chain Hospital PCL, NVDR	18,655,950	9,548,779
Bangkok Commercial Asset Management PCL, NVDR(c)	16,182,500	8,156,074
Bangkok Dusit Medical Services PCL, NVDR	87,433,000	70,073,212
Bangkok Expressway & Metro PCL, NVDR	67,056,785	16,078,706
Bangkok Land PCL, NVDR	172,166,000	4,763,732
Banpu PCL, NVDR(c)	49,431,600	19,624,677
BCPG PCL, NVDR(c)	15,809,525	4,676,484
Berli Jucker PCL, NVDR	10,483,500	9,634,040
BTS Group Holdings PCL, NVDR(c)	72,011,400	16,576,508
Bumrungrad Hospital PCL, NVDR	5,177,500	30,657,284
Carabao Group PCL, NVDR	3,051,400	8,442,505
Central Pattana PCL, NVDR	18,056,200	34,241,961
Central Retail Corp. PCL, NVDR	17,006,717	18,851,244
CH Karnchang PCL, NVDR	13,530,600	7,787,257
Charoen Pokphand Foods PCL, NVDR	31,445,000	22,404,725
Chularat Hospital PCL, NVDR(c)	74,885,800	7,516,819
CK Power PCL, NVDR	27,963,300	3,907,206
Com7 PCL, NVDR(c)	9,668,100	9,113,710
CP ALL PCL, NVDR	51,844,000	87,385,890
Delta Electronics Thailand PCL, NVDR	2,758,900	39,532,581

Security	Shares	Value

Thailand (continued)
Dynasty Ceramic PCL, NVDR(c)	73,747,320	$5,458,220
Eastern Polymer Group PCL, NVDR	15,702,700	4,130,312
Electricity Generating PCL, NVDR	2,008,600	10,071,265
Energy Absolute PCL, NVDR(c)	14,807,900	34,571,913
Esso Thailand PCL, NVDR(a)	20,533,800	7,931,412
GFPT PCL, NVDR(c)	9,987,900	4,595,805
Global Power Synergy PCL, NVDR	6,134,300	11,418,760
Gulf Energy Development PCL, NVDR	27,004,444	37,894,060
Gunkul Engineering PCL, NVDR	49,383,341	6,733,184
Hana Microelectronics PCL, NVDR(c)	5,498,400	6,420,260
Home Product Center PCL, NVDR	55,017,675	20,958,761
Indorama Ventures PCL, NVDR	15,996,100	18,944,348
Intouch Holdings PCL, NVDR	11,081,825	22,074,246
IRPC PCL, NVDR	97,578,900	9,134,536
Jasmine International PCL, NVDR(a)(c)	69,144,200	4,845,241
JMT Network Services PCL, NVDR	5,859,600	12,518,781
Kasikornbank PCL, NVDR	5,200,000	21,890,984
KCE Electronics PCL, NVDR(c)	7,220,800	10,702,025
Khon Kaen Sugar Industry PCL, NVDR(c)	26,009,886	2,564,489
Kiatnakin Phatra Bank PCL, NVDR	3,749,800	7,442,965
Krung Thai Bank PCL, NVDR	29,936,300	13,841,691
Krungthai Card PCL, NVDR(c)	7,745,900	12,771,672
Land & Houses PCL, NVDR	64,919,200	15,837,748
Major Cineplex Group PCL, NVDR(c)	10,395,800	5,410,474
MBK PCL, NVDR(a)(c)	11,305,200	5,044,547
Mega Lifesciences PCL, NVDR	5,109,700	6,889,753
Minor International PCL, NVDR(a)	29,519,860	26,434,960
Muangthai Capital PCL, NVDR(c)	6,755,000	7,858,714
Ngern Tid Lor PCL, NVDR(c)	9,968,938	7,846,204
Origin Property PCL, NVDR(c)	16,647,200	4,692,894
Osotspa PCL, NVDR	11,423,900	9,781,151
Plan B Media PCL, NVDR(a)(c)	29,838,888	5,391,595
Precious Shipping PCL, NVDR(c)	8,477,000	3,294,413
Prima Marine PCL, NVDR(c)	19,025,800	3,232,726
PTG Energy PCL, NVDR	10,966,100	4,590,925
PTT Exploration & Production PCL, NVDR	11,782,801	54,495,820
PTT Global Chemical PCL, NVDR	20,070,300	26,095,964
PTT Oil & Retail Business PCL, NVDR	27,124,500	20,249,376
PTT Public Company Ltd., NVDR	87,116,900	89,505,849
Quality Houses PCL, NVDR	118,910,617	7,039,946
Ratch Group PCL, NVDR	7,235,600	8,728,229
Ratchthani Leasing PCL, NVDR	33,415,825	4,355,588
Regional Container Lines PCL, NVDR(c)	4,126,300	3,670,467
RS PCL, NVDR(c)	6,689,300	2,820,530
SCB X PCL, NVS(c)	7,229,000	21,852,224
SCG Packaging PCL, NVDR	12,538,300	19,476,593
Siam Cement PCL (The), NVDR	6,823,100	66,934,411
Siamgas & Petrochemicals PCL, NVDR(c)	12,291,700	3,770,693
Singha Estate PCL, NVDR(a)(c)	57,022,400	3,003,916
Sino-Thai Engineering & Construction PCL, NVDR(c)	13,591,828	4,577,116
Sri Trang Agro-Industry PCL, NVDR(c)	8,783,760	5,436,623
Sri Trang Gloves Thailand PCL, NVDR	9,467,500	3,685,560
Srisawad Corp. PCL, NVDR(c)	6,786,549	9,050,583
Supalai PCL, NVDR	15,545,900	8,308,831
Super Energy Corp. PCL, NVDR	205,802,700	4,289,614
Thai Oil PCL, NVDR(c)	9,542,500	15,876,711
Thai Union Group PCL, NVDR(c)	24,327,100	11,665,177
Thai Vegetable Oil PCL, NVDR	7,023,610	5,875,080
Thanachart Capital PCL, NVDR	3,864,200	4,286,122

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Thonburi Healthcare Group PCL, NVDR	7,314,600	$13,681,385
Thoresen Thai Agencies PCL, NVDR(c)	14,691,200	3,338,707
TPI Polene PCL, NVDR	73,867,600	3,441,366
True Corp. PCL, NVDR(c)	106,767,111	13,344,617
TTW PCL, NVDR(c)	26,447,200	7,615,923
WHA Corp. PCL, NVDR	96,220,800	9,223,570

		1,462,295,108

Turkey — 0.4%
Akbank TAS(c)	24,825,562	15,993,821
Aksa Akrilik Kimya Sanayii AS(c)	1,396,857	4,226,320
Aksa Enerji Uretim AS(c)	2,602,482	4,059,639
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,237,949	5,056,728
Aselsan Elektronik Sanayi Ve Ticaret AS	4,962,309	7,098,735
BIM Birlesik Magazalar AS	3,892,574	23,353,281
Coca-Cola Icecek AS	917,439	8,048,084
Dogan Sirketler Grubu Holding AS(c)	11,980,381	3,474,866
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(c)	46,221,465	10,173,601
Enerjisa Enerji AS(b)(c)	2,767,973	2,596,716
Eregli Demir ve Celik Fabrikalari TAS(c)	12,614,416	19,932,849
Ford Otomotiv Sanayi AS	615,526	11,184,144
Gubre Fabrikalari TAS(a)(c)	595,201	3,817,033
Haci Omer Sabanci Holding AS(c)	8,243,156	11,536,589
Hektas Ticaret TAS(a)(c)	3,466,313	7,807,441
Is Gayrimenkul Yatirim Ortakligi AS(a)(c)	3,686,069	3,663,426
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(c)	8,450,779	5,474,412
KOC Holding AS	6,161,277	15,371,774
Koza Altin Isletmeleri AS(c)	410,633	3,576,540
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(c)	2,666,680	3,965,752
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)	792,896	3,048,804
Migros Ticaret AS(a)(c)	1,175,250	5,273,628
MLP Saglik Hizmetleri AS(a)(b)	864,455	1,920,654
Pegasus Hava Tasimaciligi AS(a)(c)	441,221	5,055,493
Petkim Petrokimya Holding AS(a)(c)	11,891,422	9,443,931
Sok Marketler Ticaret AS(a)	2,238,397	2,073,747
TAV Havalimanlari Holding AS(a)(c)	2,023,343	6,905,787
Tekfen Holding AS	2,282,790	3,732,875
Turk Hava Yollari AO(a)(c)	4,982,462	19,982,932
Turkcell Iletisim Hizmetleri AS(c)	9,245,756	10,925,717
Turkiye Is Bankasi AS, Class C(c)	29,507,202	12,781,741
Turkiye Petrol Rafinerileri AS(a)(c)	1,064,204	20,981,667
Turkiye Sinai Kalkinma Bankasi AS(a)(c)	14,949,295	4,035,623
Turkiye Sise ve Cam Fabrikalari AS(c)	11,949,072	16,276,499
Ulker Biskuvi Sanayi AS(a)	2,011,244	1,988,739

		294,839,588

United Arab Emirates — 1.2%
Abu Dhabi Commercial Bank PJSC	25,019,185	61,719,913
Abu Dhabi Islamic Bank PJSC	12,098,965	29,104,449
Abu Dhabi National Oil Co. for Distribution PJSC	24,380,368	29,458,674
Agthia Group PJSC	2,441,572	3,323,585
Air Arabia PJSC	23,360,075	14,087,503
Al Yah Satellite Communications Co.	9,651,637	7,146,854
Aldar Properties PJSC	33,661,780	44,084,221
Amanat Holdings PJSC	22,738,110	6,178,803
Aramex PJSC	5,047,284	5,359,072
Dana Gas PJSC	37,874,590	10,032,936
Dubai Investments PJSC	21,478,628	14,301,131
Dubai Islamic Bank PJSC	21,935,104	34,886,884
Emaar Properties PJSC	34,196,104	58,114,999
Emirates NBD Bank PJSC	16,964,447	61,541,722

Security	Shares	Value

United Arab Emirates (continued)
Emirates Telecommunications Group Co. PJSC	30,550,659	$213,923,648
First Abu Dhabi Bank PJSC	38,880,125	201,922,047

		795,186,441

Total Common Stocks — 96.9% (Cost: $60,573,562,067)		63,235,129,039

Preferred Stocks

Brazil — 1.4%
Alpargatas SA, Preference Shares, NVS	2,054,087	8,149,384
Azul SA, Preference Shares, NVS(a)	2,493,465	7,903,513
Banco ABC Brasil SA, Preference Shares, NVS	1,354,000	5,046,529
Banco Bradesco SA, Preference Shares, NVS	46,307,350	168,765,830
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	2,243,043	4,828,941
Banco Pan SA, Preference Shares, NVS	3,159,389	4,457,542
Bradespar SA, Preference Shares, NVS	2,217,438	9,330,255
Braskem SA, Class A, Preference Shares, NVS	1,665,674	9,749,303
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	2,223,546	20,472,831
Cia. de Saneamento do Parana, Preference Shares, NVS	2,109,169	1,435,195
Cia. Energetica de Minas Gerais, Preference Shares, NVS	11,677,594	27,160,327
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	331,092	3,357,761
Cia. Paranaense de Energia, Preference Shares, NVS	8,689,292	11,641,620
Gerdau SA, Preference Shares, NVS	10,323,581	46,275,932
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	2,403,621	4,666,418
Itau Unibanco Holding SA, Preference Shares, NVS	41,559,656	206,184,592
Itausa SA, Preference Shares, NVS	40,619,942	71,442,501
Marcopolo SA, Preference Shares, NVS	6,193,471	3,119,117
Metalurgica Gerdau SA, Preference Shares, NVS	7,136,237	13,676,050
Petroleo Brasileiro SA, Preference Shares, NVS	40,988,911	261,814,069
Randon SA Implementos e Participacoes, Preference Shares, NVS	2,348,191	4,287,985
Unipar Carbocloro SA, Class B, Preference Shares, NVS	514,556	10,138,011

		903,903,706

Chile — 0.2%
Embotelladora Andina SA, Class B, Preference Shares, NVS	4,514,136	9,248,879
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,252,359	125,203,761

		134,452,640

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	4,171,098	28,799,317

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	58,972,077	9,668

South Korea — 0.5%
Hyundai Motor Co. Preference Shares, NVS	191,689	13,007,822
Series 2, Preference Shares, NVS	298,713	20,723,363
LG Chem Ltd., Preference Shares, NVS	68,790	15,370,227
LG H&H Co. Ltd., Preference Shares, NVS(c)	17,467	4,760,529

S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,184,796	$290,640,495

		344,502,436

Total Preferred Stocks — 2.2% (Cost: $1,336,034,498)		1,411,667,767

Rights
Brazil — 0.0%
AES Brasil Energia SA (Expires 09/12/22)	524,147	8,060

China — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(a)	576,845	1

Thailand — 0.0%
Thai Oil PCL (Expires 09/14/22)(a)	810,164	—

Total Rights — 0.0% (Cost: $—)		8,061

Total Long-Term Investments — 99.1% (Cost: $61,909,596,565)		64,646,804,867

Short-Term Securities

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(g)(h)(i)	2,637,337,412	2,638,128,613

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(g)(h)	589,510,000	$589,510,000

Total Short-Term Securities — 5.0% (Cost: $3,226,436,606)		3,227,638,613

Total Investments in Securities — 104.1% (Cost: $65,136,033,171)		67,874,443,480

Liabilities in Excess of Other Assets — (4.1)%		(2,642,360,436)

Net Assets — 100.0%		$65,232,083,044

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,460,091, representing less than 0.05% of its net assets as of period end, and an original cost of $35,983,750.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(g)	Affiliate of the Fund.

(h)	Annualized 7-day yield as of period end.

(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,768,443,333	$—		$(1,129,572,357	)(a)	$(1,051,489)	$309,126	$2,638,128,613	2,637,337,412	$75,405,527	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	179,420,000	410,090,000	(a)	—		—	—	589,510,000	589,510,000	1,503,399		—

						$(1,051,489)	$309,126	$3,227,638,613		$76,908,926		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	11,859	09/16/22	$582,218	$(7,445,889)

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$7,445,889	$—	$—	$—	$7,445,889

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(22,010,681)	$—	$—	$—	$(22,010,681)
Forward foreign currency exchange contracts	—	—	—	9	—	—	9

	$—	$—	$(22,010,681)	$9	$—	$—	$(22,010,672)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(9,390,275)	$—	$—	$—	$(9,390,275)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$246,959,850

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® Core MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,900,420,755	$55,310,837,996	$23,870,288	$63,235,129,039
Preferred Stocks	1,067,155,663	344,502,436	9,668	1,411,667,767
Rights	8,060	1	—	8,061
Money Market Funds	3,227,638,613	—	—	3,227,638,613

	$12,195,223,091	$55,655,340,433	$23,879,956	$67,874,443,480

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(7,445,889)	$—	$—	$(7,445,889)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.3%
Ambev SA	135,058	$396,420
Americanas SA	17,944	56,360
Atacadao SA	7,450	28,283
B3 SA - Brasil, Bolsa, Balcao	163,250	371,850
Banco Bradesco SA	36,550	111,286
Banco BTG Pactual SA	33,902	165,848
Banco do Brasil SA	22,450	179,906
Banco Santander Brasil SA	9,300	52,503
BB Seguridade Participacoes SA	19,500	106,001
BRF SA(a)	14,650	44,634
CCR SA	30,500	80,846
Centrais Eletricas Brasileiras SA	28,000	248,170
Cia. de Saneamento Basico do Estado de Sao Paulo	8,750	82,666
Cia. Siderurgica Nacional SA	16,950	44,962
Cosan SA	33,750	129,618
CPFL Energia SA	6,150	41,340
Energisa SA	4,550	36,987
Engie Brasil Energia SA	8,321	64,778
Equatorial Energia SA	27,850	129,443
Hapvida Participacoes e Investimentos SA(b)	122,500	171,421
Hypera SA	11,750	97,277
JBS SA	22,150	125,984
Klabin SA	20,650	74,742
Localiza Rent a Car SA	19,750	230,892
Lojas Renner SA	25,750	131,017
Magazine Luiza SA(a)	79,250	65,046
Natura & Co. Holding SA	22,250	61,672
Petro Rio SA(a)	21,100	110,764
Petroleo Brasileiro SA	98,850	706,261
Raia Drogasil SA	24,850	103,940
Rede D’Or Sao Luiz SA(b)	10,250	65,668
Rumo SA	31,500	122,369
Suzano SA	20,200	171,854
Telefonica Brasil SA	11,650	92,127
Tim SA	22,200	50,482
TOTVS SA	14,850	81,495
Ultrapar Participacoes SA	18,400	47,853
Vale SA	106,900	1,325,359
Vibra Energia SA	29,650	104,639
WEG SA	46,500	252,861

		6,565,624
China — 62.1%
360 DigiTech Inc.	1,900	30,362
360 Security Technology Inc., Class A	25,031	26,423
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	5,000	14,647
3SBio Inc.(b)	50,000	33,243
AAC Technologies Holdings Inc.	26,000	48,168
Advanced Micro-Fabrication Equipment Inc., Class A(a)	2,300	40,812
AECC Aviation Power Co. Ltd., Class A	5,000	33,161
Agricultural Bank of China Ltd., Class A	120,000	49,462
Agricultural Bank of China Ltd., Class H	750,000	245,071
Aier Eye Hospital Group Co. Ltd., Class A	14,409	61,102
Air China Ltd., Class A(a)	20,000	29,731
Alibaba Group Holding Ltd.(a)	405,020	4,832,108
Alibaba Health Information Technology Ltd.(a)	134,000	76,791
A-Living Smart City Services Co. Ltd., Class A(b)	12,500	12,876
Aluminum Corp. of China Ltd., Class A	30,000	19,472

Security	Shares	Value

China (continued)
Aluminum Corp. of China Ltd., Class H	100,000	$36,951
Anhui Conch Cement Co. Ltd., Class A	5,000	23,039
Anhui Conch Cement Co. Ltd., Class H	25,000	95,271
ANTA Sports Products Ltd.(c)	31,240	376,206
Autohome Inc., ADR	1,950	69,440
AVIC Electromechanical Systems Co. Ltd., Class A	11,400	18,253
AVIC Industry-Finance Holdings Co. Ltd., Class A	45,099	22,019
AviChina Industry & Technology Co. Ltd., Class H	79,000	38,452
Baidu Inc.(a)	60,006	1,071,142
Bank of Beijing Co. Ltd., Class A	35,090	20,949
Bank of Chengdu Co. Ltd., Class A	15,000	33,974
Bank of China Ltd., Class A	10,000	4,396
Bank of China Ltd., Class H	2,050,000	715,385
Bank of Communications Co. Ltd., Class A	70,000	46,344
Bank of Communications Co. Ltd., Class H	200,200	114,068
Bank of Hangzhou Co. Ltd., Class A	15,099	31,254
Bank of Jiangsu Co. Ltd., Class A	20,060	20,990
Bank of Nanjing Co. Ltd., Class A	25,000	38,371
Bank of Ningbo Co. Ltd., Class A	10,910	46,903
Bank of Shanghai Co. Ltd., Class A	40,090	34,238
Baoshan Iron & Steel Co. Ltd., Class A	50,000	38,477
BBMG Corp., Class A	20,000	7,569
BeiGene Ltd., ADR(a)(c)	1,300	223,159
Beijing Dabeinong Technology Group Co. Ltd., Class A(a)	15,000	18,718
Beijing Enlight Media Co. Ltd., Class A	10,000	13,336
Beijing Enterprises Water Group Ltd.	100,000	25,688
Beijing Kingsoft Office Software Inc., Class A	378	9,815
Beijing New Building Materials PLC, Class A	5,000	18,949
Beijing Originwater Technology Co. Ltd., Class A	25,000	19,854
Beijing Sinnet Technology Co. Ltd., Class A	10,000	13,391
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	115,000	76,887
Bilibili Inc., ADR(a)	4,590	114,566
Bilibili, Inc.(a)	255	6,342
BOC Aviation Ltd.(b)	5,000	40,022
BOE Technology Group Co. Ltd., Class A	75,000	40,040
Bosideng International Holdings Ltd.	100,000	56,149
BYD Co. Ltd., Class A	3,900	161,328
BYD Co. Ltd., Class H	25,000	770,383
BYD Electronic International Co. Ltd.	26,000	68,695
Caitong Securities Co. Ltd., Class A	13,420	14,678
CanSino Biologics Inc., Class H(b)(c)	2,600	16,228
CGN Power Co. Ltd., Class H(b)	300,000	71,348
Changchun High & New Technology Industry Group Inc., Class A	810	20,677
Changjiang Securities Co. Ltd., Class A	25,000	20,500
Chaozhou Three-Circle Group Co. Ltd., Class A	10,000	39,084
China Baoan Group Co. Ltd., Class A	10,000	21,251
China Cinda Asset Management Co. Ltd., Class H	150,000	20,598
China CITIC Bank Corp. Ltd., Class H	200,000	85,742
China Coal Energy Co. Ltd., Class H	50,000	44,463
China Communications Services Corp. Ltd., Class H	100,800	43,283
China Conch Venture Holdings Ltd.	50,000	102,039
China Construction Bank Corp., Class A	10,000	7,978
China Construction Bank Corp., Class H	2,550,370	1,576,595
China CSSC Holdings Ltd., Class A	10,000	36,121
China Eastern Airlines Corp. Ltd., Class A(a)	25,000	17,718
China Energy Engineering Corp. Ltd.	40,000	13,047
China Everbright Bank Co. Ltd., Class A	80,000	33,178
China Everbright Environment Group Ltd.	100,000	49,426
China Evergrande Group(a)(d)	114,000	15,726

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Feihe Ltd.(b)	102,000	$84,421
China Galaxy Securities Co. Ltd., Class H	50,000	27,336
China Gas Holdings Ltd.	81,200	114,906
China Greatwall Technology Group Co. Ltd., Class A	10,000	13,089
China Hongqiao Group Ltd.	75,000	72,725
China International Capital Corp. Ltd., Class H(b)	40,000	70,372
China Jinmao Holdings Group Ltd.	158,000	33,270
China Jushi Co. Ltd., Class A	10,073	20,955
China Life Insurance Co. Ltd., Class A	5,093	22,574
China Life Insurance Co. Ltd., Class H	200,000	286,745
China Literature Ltd.(a)(b)	10,000	40,523
China Longyuan Power Group Corp. Ltd., Class H	100,000	161,516
China Medical System Holdings Ltd.	50,000	73,999
China Mengniu Dairy Co. Ltd.	99,000	448,299
China Merchants Bank Co. Ltd., Class A	34,100	172,225
China Merchants Bank Co. Ltd., Class H	100,456	513,743
China Merchants Port Holdings Co. Ltd.	48,000	72,061
China Merchants Securities Co. Ltd., Class A	15,050	28,793
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	11,181	23,593
China Minsheng Banking Corp. Ltd., Class A	50,000	26,027
China Minsheng Banking Corp. Ltd., Class H	150,000	47,715
China National Building Material Co. Ltd., Class H	100,000	94,427
China National Chemical Engineering Co. Ltd., Class A	20,000	24,847
China National Nuclear Power Co. Ltd., Class A	40,000	36,765
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	10,000	43,403
China Oilfield Services Ltd., Class H	68,000	70,627
China Overseas Land & Investment Ltd.	100,300	269,553
China Pacific Insurance Group Co. Ltd., Class A	10,000	30,232
China Pacific Insurance Group Co. Ltd., Class H	60,000	127,099
China Petroleum & Chemical Corp., Class A	50,000	30,903
China Petroleum & Chemical Corp., Class H	600,600	282,429
China Power International Development Ltd.	150,000	83,738
China Railway Group Ltd., Class A	35,000	29,080
China Railway Group Ltd., Class H	100,000	57,249
China Renewable Energy Investment Ltd.(d)	7,709	—
China Resources Beer Holdings Co. Ltd.	38,000	264,899
China Resources Cement Holdings Ltd.(c)	102,000	62,874
China Resources Gas Group Ltd.	20,000	77,868
China Resources Land Ltd.	100,444	411,242
China Resources Mixc Lifestyle Services Ltd.(b)	20,000	90,695
China Resources Power Holdings Co. Ltd.	74,200	147,535
China Ruyi Holdings Ltd.(a)	200,000	50,753
China Shenhua Energy Co. Ltd., Class A	10,000	43,826
China Shenhua Energy Co. Ltd., Class H	100,000	313,627
China Southern Airlines Co. Ltd., Class A(a)	40,000	37,169
China State Construction Engineering Corp. Ltd., Class A	75,000	55,699
China State Construction International Holdings Ltd.	100,000	115,465
China Suntien Green Energy Corp. Ltd., Class H	50,000	22,425
China Taiping Insurance Holdings Co. Ltd.	40,040	40,880
China Three Gorges Renewables Group Co. Ltd., Class A	60,000	52,816
China Tourism Group Duty Free Corp. Ltd., Class A	4,000	112,792
China Tower Corp. Ltd., Class H(b)	1,000,000	124,698
China Traditional Chinese Medicine Holdings Co. Ltd.	100,000	43,123
China United Network Communications Ltd., Class A	57,000	29,238
China Vanke Co. Ltd., Class A	15,038	36,152
China Vanke Co. Ltd., Class H	45,001	87,852
China Yangtze Power Co. Ltd., Class A	40,056	138,727
China Zheshang Bank Co. Ltd., Class A(a)	30,000	14,096

Security	Shares	Value

China (continued)
Chinasoft International Ltd.	100,000	$78,170
Chongqing Changan Automobile Co. Ltd., Class A	19,552	40,896
Chongqing Zhifei Biological Products Co. Ltd., Class A	4,300	58,341
CIFI Holdings Group Co. Ltd.(c)	109,928	27,822
CITIC Ltd.	150,000	154,632
CITIC Securities Co. Ltd., Class A	20,175	56,756
CITIC Securities Co. Ltd., Class H	50,050	101,443
CMOC Group Ltd., Class A	45,000	31,927
CMOC Group Ltd., Class H	108,000	48,159
Contemporary Amperex Technology Co. Ltd., Class A(a)	4,300	298,052
COSCO SHIPPING Holdings Co. Ltd., Class A	20,170	41,213
COSCO SHIPPING Holdings Co. Ltd., Class H	75,349	112,486
Country Garden Holdings Co. Ltd.	206,046	60,824
Country Garden Services Holdings Co. Ltd.	50,000	98,258
CRRC Corp. Ltd., Class A	45,600	32,996
CRRC Corp. Ltd., Class H	114,000	42,623
CSC Financial Co. Ltd., Class A	10,000	38,376
CSPC Pharmaceutical Group Ltd.	200,160	203,047
Dali Foods Group Co. Ltd.(b)	75,000	34,286
Daqin Railway Co. Ltd., Class A	25,000	23,311
Daqo New Energy Corp., ADR(a)	1,950	130,007
DHC Software Co. Ltd., Class A	25,000	20,960
Dongfang Electric Corp. Ltd., Class A	10,000	28,383
Dongfeng Motor Group Co. Ltd., Class H	100,000	63,405
Dongxing Securities Co. Ltd., Class A	10,099	12,116
Dongyue Group Ltd.	50,000	56,117
East Money Information Co. Ltd., Class A	24,574	78,421
ENN Energy Holdings Ltd.	20,700	300,718
ENN Natural Gas Co. Ltd., Class A	10,000	29,628
Eve Energy Co. Ltd., Class A	5,000	68,023
Everbright Securities Co. Ltd., Class A	10,097	23,380
Fangda Carbon New Material Co. Ltd., Class A(a)	20,040	20,149
Far East Horizon Ltd.	54,000	40,908
Fiberhome Telecommunication Technologies Co. Ltd., Class A	5,000	10,383
First Capital Securities Co. Ltd., Class A	10,000	8,876
Flat Glass Group Co. Ltd., Class A(a)	10,000	57,709
Focus Media Information Technology Co. Ltd., Class A	35,039	30,596
Foshan Haitian Flavouring & Food Co. Ltd., Class A	5,651	65,749
Fosun International Ltd.	50,000	36,907
Founder Securities Co. Ltd., Class A	30,099	30,204
Foxconn Industrial Internet Co. Ltd., Class A	20,000	26,825
Fujian Sunner Development Co. Ltd., Class A	5,000	16,114
Fuyao Glass Industry Group Co. Ltd., Class A	5,000	28,228
Fuyao Glass Industry Group Co. Ltd., Class H(b)	20,800	99,254
Ganfeng Lithium Co. Ltd., Class H(b)	14,000	122,996
GD Power Development Co. Ltd., Class A(a)	55,000	34,511
GDS Holdings Ltd., ADR(a)	536	14,601
GDS Holdings Ltd., Class A(a)(c)	17,144	58,552
Geely Automobile Holdings Ltd.	150,000	301,383
GEM Co. Ltd., Class A	15,099	18,179
Gemdale Corp., Class A	10,000	16,851
Genscript Biotech Corp.(a)	42,000	134,912
GF Securities Co. Ltd., Class A	15,000	35,464
GF Securities Co. Ltd., Class H	20,000	26,126
GoerTek Inc., Class A	10,000	46,858
Great Wall Motor Co. Ltd., Class A	5,000	24,108
Great Wall Motor Co. Ltd., Class H	75,000	112,525
Gree Electric Appliances Inc. of Zhuhai, Class A	5,000	23,025
Greentown China Holdings Ltd.	25,000	47,170

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Greentown Service Group Co. Ltd.	56,000	$40,457
Guangdong Haid Group Co. Ltd., Class A	5,000	44,077
Guangdong Investment Ltd.	100,000	91,615
Guanghui Energy Co. Ltd., Class A	20,000	36,677
Guangzhou Automobile Group Co. Ltd., Class H	100,235	86,183
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	5,000	19,664
Guosen Securities Co. Ltd., Class A	20,000	26,669
Guotai Junan Securities Co. Ltd., Class A	20,000	42,667
Guoyuan Securities Co. Ltd., Class A	15,020	15,868
H World Group Ltd., ADR	5,150	193,795
Haier Smart Home Co. Ltd., Class A	10,079	37,559
Haier Smart Home Co. Ltd., Class H	60,000	196,020
Haitian International Holdings Ltd.	28,000	68,599
Haitong Securities Co. Ltd., Class A	15,000	20,512
Haitong Securities Co. Ltd., Class H	40,000	26,189
Hangzhou Tigermed Consulting Co. Ltd., Class A	100	1,560
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	5,000	49,504
Henan Shuanghui Investment & Development Co. Ltd., Class A	5,000	19,358
Hengan International Group Co. Ltd.	25,000	119,638
Hengli Petrochemical Co. Ltd., Class A	10,000	27,711
Hengyi Petrochemical Co. Ltd., Class A	30,030	39,241
Hesteel Co. Ltd., Class A	60,000	20,978
Hopson Development Holdings Ltd.(c)	24,078	33,107
Huadian Power International Corp. Ltd., Class A	15,000	11,809
Huadong Medicine Co. Ltd., Class A	5,000	30,367
Hualan Biological Engineering Inc., Class A	5,050	14,376
Huaneng Power International Inc., Class A(a)	15,000	17,686
Huaneng Power International Inc., Class H(a)	100,000	51,107
Huatai Securities Co. Ltd., Class A	20,000	37,891
Huatai Securities Co. Ltd., Class H(b)	10,000	13,366
Huaxia Bank Co. Ltd., Class A	25,000	18,570
Huaxin Cement Co. Ltd., Class A	5,000	12,538
Huayu Automotive Systems Co. Ltd., Class A	10,099	27,201
Hunan Valin Steel Co. Ltd., Class A	15,000	9,643
Hundsun Technologies Inc., Class A	6,500	31,506
Hutchmed China Ltd., ADR(a)(c)	3,100	39,866
Hygeia Healthcare Holdings Co. Ltd.(a)(b)(c)	10,000	53,975
Iflytek Co. Ltd., Class A	5,029	27,162
Industrial & Commercial Bank of China Ltd., Class A	100,000	63,332
Industrial & Commercial Bank of China Ltd., Class H	1,400,050	711,285
Industrial Bank Co. Ltd., Class A	35,000	86,335
Industrial Securities Co. Ltd., Class A(a)	19,500	17,446
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	80,000	23,205
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	65,000	40,839
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	10,000	51,648
Inner Mongolia Yitai Coal Co. Ltd., Class B	30,000	50,488
Innovent Biologics Inc.(a)(b)	25,000	105,388
Inspur Electronic Information Industry Co. Ltd., Class A	7,683	25,682
iQIYI Inc., ADR(a)(c)	7,770	28,438
JA Solar Technology Co. Ltd., Class A	7,000	66,053
JD Health International Inc.(a)(b)	30,000	206,659
JD.com Inc., Class A	57,520	1,820,803
Jiangsu Eastern Shenghong Co. Ltd., Class A	10,000	27,723
Jiangsu Expressway Co. Ltd., Class H	38,000	32,547
Jiangsu Hengrui Medicine Co. Ltd., Class A	12,568	62,864
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,900	68,790
Jiangsu Zhongtian Technology Co. Ltd., Class A	10,000	32,058
Jiangxi Copper Co. Ltd., Class H	50,000	61,409

Security	Shares	Value

China (continued)
Jiangxi Zhengbang Technology Co. Ltd., Class A(a)	10,000	$8,623
Jinke Properties Group Co. Ltd., Class A(a)	5,000	1,803
Jinxin Fertility Group Ltd.(b)	50,000	32,559
Jiumaojiu International Holdings Ltd.(b)	28,000	55,087
JOYY Inc., ADR	1,350	40,932
Kanzhun Ltd., ADR(a)	5,200	122,148
KE Holdings Inc., ADR(a)(c)	17,600	317,504
Kingboard Holdings Ltd.	25,000	78,942
Kingboard Laminates Holdings Ltd.	25,000	23,848
Kingdee International Software Group Co. Ltd.(a)	50,000	97,045
Kingsoft Corp. Ltd.	28,800	87,531
Kuaishou Technology(a)(b)	45,000	389,902
Kunlun Energy Co. Ltd.	100,000	87,073
Kweichow Moutai Co. Ltd., Class A	2,000	555,968
LB Group Co. Ltd., Class A	5,000	12,672
Legend Biotech Corp., ADR(a)	1,500	69,735
Lenovo Group Ltd.	200,000	164,722
Lens Technology Co. Ltd., Class A	15,000	23,465
Lepu Medical Technology Beijing Co. Ltd., Class A	10,000	27,334
Li Auto Inc., ADR(a)(c)	14,850	427,235
Li Ning Co. Ltd.	64,000	582,932
Lingyi iTech Guangdong Co., Class A(a)	20,000	15,864
Longfor Group Holdings Ltd.(b)	50,000	162,288
LONGi Green Energy Technology Co. Ltd., Class A	15,148	111,459
Lufax Holding Ltd., ADR	19,000	83,030
Luxshare Precision Industry Co. Ltd., Class A	15,502	83,762
Luzhou Laojiao Co. Ltd., Class A	2,800	94,649
Mango Excellent Media Co. Ltd., Class A	5,000	19,998
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	20,053	13,983
Meituan, Class B(a)(b)	115,000	2,761,979
Metallurgical Corp. of China Ltd., Class A	30,000	13,898
Microport Scientific Corp.(a)	20,000	39,742
Ming Yuan Cloud Group Holdings Ltd.	15,000	12,294
Muyuan Foods Co. Ltd., Class A	10,478	88,524
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	6,545	16,958
Nanjing Securities Co. Ltd., Class A	10,000	12,279
NARI Technology Co. Ltd., Class A	15,024	59,396
National Silicon Industry Group Co. Ltd., Class A(a)	10,777	31,981
NavInfo Co. Ltd., Class A	10,008	18,872
NetEase Inc.	55,075	983,495
New China Life Insurance Co. Ltd., Class A	5,000	20,779
New China Life Insurance Co. Ltd., Class H	15,000	35,305
New Hope Liuhe Co. Ltd., Class A(a)	10,000	22,650
New Oriental Education & Technology Group Inc.(a)	35,030	101,114
Nine Dragons Paper Holdings Ltd.	50,000	39,234
Ningbo Shanshan Co. Ltd.	5,000	17,909
Ningxia Baofeng Energy Group Co. Ltd., Class A	15,000	29,379
NIO Inc., ADR(a)	36,950	735,674
Nongfu Spring Co. Ltd., Class H(b)(c)	50,000	297,292
Offshore Oil Engineering Co. Ltd., Class A	5,024	3,266
OFILM Group Co. Ltd., Class A(a)	15,000	13,867
Orient Overseas International Ltd.	4,000	111,500
Orient Securities Co. Ltd., Class A	19,788	24,701
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	25,000	20,679
People’s Insurance Co. Group of China Ltd. (The), Class A	25,000	18,008
People’s Insurance Co. Group of China Ltd. (The), Class H	150,000	46,360

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Perfect World Co. Ltd., Class A	10,050	$21,435
PetroChina Co. Ltd., Class A	25,000	19,370
PetroChina Co. Ltd., Class H	500,000	232,509
Pharmaron Beijing Co. Ltd., Class H(b)	8,050	53,248
PICC Property & Casualty Co. Ltd., Class H	200,322	216,674
Pinduoduo Inc., ADR(a)	13,200	941,160
Ping An Bank Co. Ltd., Class A	30,000	55,137
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	15,600	42,231
Ping An Insurance Group Co. of China Ltd., Class A	15,000	94,786
Ping An Insurance Group Co. of China Ltd., Class H	175,500	1,032,228
Poly Developments and Holdings Group Co. Ltd., Class A	15,000	37,481
Pop Mart International Group Ltd.(b)(c)	20,000	51,686
Postal Savings Bank of China Co. Ltd., Class A	45,000	29,288
Postal Savings Bank of China Co. Ltd., Class H(b)	200,000	119,394
Power Construction Corp. of China Ltd., Class A	30,000	33,392
RLX Technology Inc., ADR(a)	17,200	24,596
Rongsheng Petrochemical Co. Ltd., Class A	20,050	40,931
SAIC Motor Corp. Ltd., Class A	15,000	33,446
Sany Heavy Equipment International Holdings Co. Ltd.	50,000	51,793
Sany Heavy Industry Co. Ltd., Class A	15,053	34,178
SDIC Power Holdings Co. Ltd., Class A	20,099	32,395
Sealand Securities Co. Ltd., Class A	15,000	7,728
SF Holding Co. Ltd., Class A	10,000	71,252
Shaanxi Coal Industry Co. Ltd., Class A	20,005	63,715
Shandong Gold Mining Co. Ltd., Class A	10,080	26,033
Shandong Gold Mining Co. Ltd., Class H(b)(c)	25,000	42,381
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	7,040	29,653
Shandong Nanshan Aluminum Co. Ltd., Class A	55,000	26,874
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	60,000	81,394
Shanghai Baosight Software Co. Ltd., Class B	19,500	59,058
Shanghai Construction Group Co. Ltd., Class A	15,000	5,875
Shanghai Electric Group Co. Ltd., Class A(a)	50,000	30,611
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	5,000	29,146
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	30,076	25,055
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	5,000	12,483
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	25,000	36,345
Shanghai Pudong Development Bank Co. Ltd., Class A	45,000	47,265
Shanghai RAAS Blood Products Co. Ltd., Class A	30,400	25,655
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	10,000	11,589
Shanxi Coking Coal Energy Group Co. Ltd., Class A	15,000	27,758
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	10,052	23,042
Shanxi Meijin Energy Co. Ltd., Class A	10,000	16,347
Shanxi Securities Co. Ltd., Class A	15,460	12,971
Shanxi Taigang Stainless Steel Co. Ltd., Class A	15,000	10,624
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	2,360	99,922
Shenghe Resources Holding Co. Ltd., Class A	5,000	12,478
Shengyi Technology Co. Ltd., Class A	10,000	22,945
Shenwan Hongyuan Group Co. Ltd., Class A	65,094	39,259
Shenzhen Energy Group Co. Ltd., Class A	11,420	10,490
Shenzhen Inovance Technology Co. Ltd., Class A	5,097	44,061
Shenzhen International Holdings Ltd.	25,000	21,550
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,200	94,690
Shenzhen Overseas Chinese Town Co. Ltd., Class A	15,000	11,575
Shenzhen Transsion Holding Co. Ltd., Class A	2,100	20,657
Shenzhou International Group Holdings Ltd.	20,000	209,026
Shimao Group Holdings Ltd.(d)	28,500	8,170
Sichuan Chuantou Energy Co. Ltd., Class A	15,005	28,610

Security	Shares	Value

China (continued)
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	10,000	$31,002
Sichuan Road & Bridge Co. Ltd., Class A	15,020	23,137
Sino Biopharmaceutical Ltd.	267,000	140,233
Sinolink Securities Co. Ltd., Class A	20,000	24,914
Sinopec Shanghai Petrochemical Co. Ltd., Class A	20,000	9,110
Sinopharm Group Co. Ltd., Class H	40,000	89,112
Sinotruk Hong Kong Ltd.	25,000	24,926
Smoore International Holdings Ltd.(b)	50,000	89,264
Songcheng Performance Development Co. Ltd., Class A	10,180	18,618
SooChow Securities Co. Ltd., Class A	20,052	19,845
Sunac China Holdings Ltd.(d)	114,000	29,049
Sunny Optical Technology Group Co. Ltd.	20,100	274,414
Sunwoda Electronic Co. Ltd., Class A	3,000	11,753
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	5,000	18,612
TAL Education Group, ADR(a)	9,150	52,887
TBEA Co. Ltd., Class A	10,000	35,711
TCL Technology Group Corp., Class A	25,000	14,958
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	5,000	34,646
Tencent Holdings Ltd.	167,200	6,910,500
Tencent Music Entertainment Group, ADR(a)	16,600	84,826
Tianma Microelectronics Co. Ltd., Class A	15,000	20,424
Tianshui Huatian Technology Co. Ltd., Class A	25,200	34,881
Tingyi Cayman Islands Holding Corp.	64,000	113,646
Tongcheng Travel Holdings Ltd.(a)	40,000	81,926
TongFu Microelectronics Co. Ltd., Class A(a)	15,000	40,094
Tongling Nonferrous Metals Group Co. Ltd., Class A	55,000	22,946
Tongwei Co. Ltd., Class A	10,095	77,001
Topsports International Holdings Ltd.(b)	50,000	39,465
Transfar Zhilian Co. Ltd., Class A	15,000	12,062
TravelSky Technology Ltd., Class H	30,000	52,286
Trina Solar Co. Ltd.	4,300	44,233
Trip.com Group Ltd., ADR(a)	14,500	372,940
Tsingtao Brewery Co. Ltd., Class H(c)	16,000	155,376
Uni-President China Holdings Ltd.	50,000	43,047
Unisplendour Corp. Ltd., Class A	7,480	18,648
Vipshop Holdings Ltd., ADR(a)	11,750	136,418
Walvax Biotechnology Co. Ltd., Class A	5,000	31,458
Wanhua Chemical Group Co. Ltd., Class A	5,700	72,816
Want Want China Holdings Ltd.	100,000	70,442
Weibo Corp., ADR(a)	1,450	30,001
Weichai Power Co. Ltd., Class A	12,000	20,099
Weichai Power Co. Ltd., Class H	50,100	66,934
Wens Foodstuffs Group Co. Ltd., Class A(a)	15,040	51,513
Western Securities Co. Ltd., Class A	15,000	14,018
Wharf Holdings Ltd. (The)	50,000	188,298
Will Semiconductor Co. Ltd. Shanghai, Class A	3,375	45,541
Wingtech Technology Co. Ltd., Class A	3,000	27,918
Winning Health Technology Group Co. Ltd., Class A	15,050	15,351
Wuhan Guide Infrared Co. Ltd., Class A	17,280	35,609
Wuliangye Yibin Co. Ltd., Class A	6,400	154,229
WUS Printed Circuit Kunshan Co. Ltd., Class A	15,060	25,946
WuXi AppTec Co. Ltd., Class A	5,028	64,922
WuXi AppTec Co. Ltd., Class H(b)	10,087	113,872
Wuxi Biologics Cayman Inc., New(a)(b)	100,000	882,210
XCMG Construction Machinery Co. Ltd., Class A(a)	35,200	26,461
Xiamen C & D Inc., Class A	10,000	16,961
Xiaomi Corp., Class B(a)(b)	410,000	598,870
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	11,453	21,150

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	23,434	$34,920
Xinyi Solar Holdings Ltd.	142,000	195,281
XPeng Inc., ADR(a)	11,450	212,054
Xtep International Holdings Ltd.	50,000	69,384
Yankuang Energy Group Co. Ltd., Class H	58,000	229,588
Yihai International Holding Ltd.	19,000	47,850
Yihai Kerry Arawana Holdings Co. Ltd., Class A	5,000	32,944
Yonyou Network Technology Co. Ltd., Class A	9,530	27,563
Youngor Group Co. Ltd., Class A	5,000	4,623
Yuexiu Property Co. Ltd.	50,400	63,039
Yum China Holdings Inc.	11,350	568,748
Yunda Holding Co. Ltd., Class A	7,130	17,318
Yunnan Baiyao Group Co. Ltd., Class A	5,008	37,874
Yunnan Energy New Material Co. Ltd., Class A	1,700	47,324
Zai Lab Ltd., ADR(a)	2,450	113,215
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,400	60,798
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	50,000	32,966
Zhejiang Chint Electrics Co. Ltd., Class A	5,000	22,793
Zhejiang Dahua Technology Co. Ltd., Class A	10,000	21,231
Zhejiang Juhua Co. Ltd., Class A	10,000	22,641
Zhejiang NHU Co. Ltd., Class A	9,543	30,971
Zheshang Securities Co. Ltd., Class A	10,000	15,755
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	20,000	58,611
Zhongsheng Group Holdings Ltd.	25,000	118,209
Zhongtai Securities Co. Ltd.	20,000	21,387
Zhuzhou CRRC Times Electric Co. Ltd.	15,000	72,533
Zijin Mining Group Co. Ltd., Class A	35,000	44,328
Zijin Mining Group Co. Ltd., Class H	163,000	184,186
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	25,100	20,874
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	40,000	18,032
ZTE Corp., Class A	5,000	17,651
ZTE Corp., Class H	20,048	42,328
ZTO Express Cayman Inc., ADR	11,500	299,575

		55,912,450
India — 27.4%
ACC Ltd.	2,150	61,607
Adani Enterprises Ltd.	7,218	286,437
Adani Green Energy Ltd.(a)	8,400	253,813
Adani Ports & Special Economic Zone Ltd.	13,650	142,813
Adani Power Ltd.(a)	20,600	105,197
Adani Total Gas Ltd.	7,450	347,449
Adani Transmission Ltd.(a)	7,450	365,337
Ambuja Cements Ltd.	16,350	83,840
Apollo Hospitals Enterprise Ltd.	2,700	145,067
Asian Paints Ltd.	10,500	442,038
AU Small Finance Bank Ltd.(b)	7,950	62,521
Aurobindo Pharma Ltd.	6,900	46,977
Avenue Supermarts Ltd.(a)(b)	4,500	252,955
Axis Bank Ltd.	63,050	587,594
Bajaj Auto Ltd.	1,750	89,134
Bajaj Finance Ltd.	7,300	658,834
Bajaj Finserv Ltd.	950	199,163
Balkrishna Industries Ltd.	2,550	64,778
Bandhan Bank Ltd.(b)	20,805	71,802
Berger Paints India Ltd.	11,300	94,506
Bharat Electronics Ltd.	34,566	132,076
Bharat Forge Ltd.	6,529	60,104

Security	Shares	Value

India (continued)
Bharat Petroleum Corp. Ltd.	17,800	$72,916
Bharti Airtel Ltd.	58,650	531,278
Biocon Ltd.	12,050	46,624
Britannia Industries Ltd.	2,550	119,318
Cholamandalam Investment and Finance Co. Ltd.	11,643	114,068
Cipla Ltd.	12,500	161,979
Coal India Ltd.	39,650	115,857
Colgate-Palmolive India Ltd.	2,950	61,941
Container Corp. of India Ltd.	6,700	58,119
Dabur India Ltd.	14,600	106,453
Divi’s Laboratories Ltd.	3,500	158,021
DLF Ltd.	17,700	85,500
Dr. Reddy’s Laboratories Ltd.	3,213	169,795
Eicher Motors Ltd.	3,700	154,420
GAIL India Ltd.	36,100	61,320
Godrej Consumer Products Ltd.(a)	9,900	114,037
Godrej Properties Ltd.(a)	3,500	61,046
Grasim Industries Ltd.	7,100	147,974
Havells India Ltd.	7,250	125,509
HCL Technologies Ltd.	27,850	323,947
HDFC Life Insurance Co. Ltd.(b)	25,400	182,022
Hero MotoCorp Ltd.	2,700	95,108
Hindalco Industries Ltd.	38,900	210,978
Hindustan Petroleum Corp. Ltd.	20,600	62,526
Hindustan Unilever Ltd.	22,050	729,986
Housing Development Finance Corp. Ltd.	45,950	1,391,155
ICICI Bank Ltd.	137,000	1,502,252
ICICI Lombard General Insurance Co. Ltd.(b)	7,182	115,368
ICICI Prudential Life Insurance Co. Ltd.(b)	10,830	79,951
Indian Oil Corp. Ltd.	75,300	67,191
Indian Railway Catering & Tourism Corp. Ltd.	8,250	72,364
Indraprastha Gas Ltd.	10,950	57,250
Indus Towers Ltd.	19,550	48,616
Info Edge India Ltd.	1,900	102,207
Infosys Ltd.	88,950	1,639,445
InterGlobe Aviation Ltd.(a)(b)	2,600	64,928
ITC Ltd.	79,000	315,706
Jindal Steel & Power Ltd.	10,900	58,650
JSW Steel Ltd.	18,100	150,106
Jubilant Foodworks Ltd.	10,500	79,981
Kotak Mahindra Bank Ltd.	14,850	352,304
Larsen & Toubro Infotech Ltd.(b)	1,553	88,868
Larsen & Toubro Ltd.	17,900	427,223
Lupin Ltd.	4,150	34,679
Mahindra & Mahindra Ltd.	22,600	366,812
Marico Ltd.	13,100	86,000
Maruti Suzuki India Ltd.	3,150	355,312
Mindtree Ltd.	1,950	79,345
Mphasis Ltd.	1,950	51,300
MRF Ltd.	50	53,296
Muthoot Finance Ltd.	3,750	49,130
Nestle India Ltd.	900	224,081
NTPC Ltd.	77,650	159,171
Oil & Natural Gas Corp. Ltd.	57,300	99,193
Page Industries Ltd.	150	95,568
Petronet LNG Ltd.	18,000	49,658
PI Industries Ltd.	2,400	102,622
Pidilite Industries Ltd.	4,400	150,196
Piramal Pharma Ltd., NVS	13,400	36,000
Power Grid Corp. of India Ltd.	78,650	225,181

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Reliance Industries Ltd.	80,950	$2,651,926
Samvardhana Motherson International Ltd.	36,000	54,910
SBI Cards & Payment Services Ltd.	5,350	61,345
SBI Life Insurance Co. Ltd.(b)	11,550	190,872
Shree Cement Ltd.	300	82,356
Shriram Transport Finance Co. Ltd.	4,600	77,208
Siemens Ltd.	2,100	75,399
SRF Ltd.	4,500	142,010
State Bank of India	48,000	316,030
Sun Pharmaceutical Industries Ltd.	25,700	286,818
Tata Consultancy Services Ltd.	23,100	921,265
Tata Consumer Products Ltd.	12,250	123,812
Tata Elxsi Ltd.	900	100,389
Tata Motors Ltd.(a)	43,950	255,947
Tata Power Co. Ltd. (The)	41,000	120,227
Tata Steel Ltd.	190,000	255,094
Tech Mahindra Ltd.	14,700	195,856
Titan Co. Ltd.	9,700	314,322
Torrent Pharmaceuticals Ltd.	2,800	54,104
Trent Ltd.	5,350	93,572
UltraTech Cement Ltd.	2,700	224,464
United Spirits Ltd.(a)	8,200	82,885
UPL Ltd.	13,950	133,614
Vedanta Ltd.	21,600	72,390
Wipro Ltd.	35,600	182,278
Yes Bank Ltd.(a)	315,250	64,615
Zomato Ltd.(a)	72,100	51,539

		24,641,140

Russia — 0.0%
Alrosa PJSC(d)	83,790	14
Gazprom PJSC(a)(d)	376,774	62
Inter RAO UES PJSC(d)	1,065,900	175
LUKOIL PJSC(d)	12,996	2
Magnit PJSC(d)	2,131	—
Magnit PJSC, GDR(d)	4	—
MMC Norilsk Nickel PJSC(d)	1,995	—
Mobile TeleSystems PJSC(d)	16,644	3
Moscow Exchange MICEX-RTS PJSC(a)(d)	41,040	7
Novatek PJSC(d)	29,170	5
Novolipetsk Steel PJSC(d)	41,610	7
Ozon Holdings PLC, ADR(a)(d)	1,881	—
PhosAgro PJSC(d)	1,464	—
PhosAgro PJSC, GDR(d)(e)	1	—
PhosAgro PJSC, New(d)	28	—
Polymetal International PLC(d)	10,488	2
Polyus PJSC(d)	1,083	—
Rosneft Oil Co. PJSC(d)	37,278	6
Sberbank of Russia PJSC(a)(d)	331,170	54
Severstal PAO(d)	6,669	1
Surgutneftegas PJSC(d)	182,410	30
Tatneft PJSC(d)	41,097	7
TCS Group Holding PLC, GDR(a)(d)(e)	3,884	1
United Co. RUSAL International PJSC(a)(d)	95,760	16
VK Co. Ltd.(a)(d)	4,446	1
VTB Bank PJSC(d)	153,340,001	25
X5 Retail Group NV, GDR(d)	2,622	—

Security	Shares	Value

Russia (continued)
Yandex NV(a)(d)	9,690	$1

		419

Total Common Stocks — 96.8% (Cost: $120,348,161)		87,119,633

Preferred Stocks

Brazil — 2.8%
Banco Bradesco SA, Preference Shares, NVS	148,339	540,617
Braskem SA, Class A, Preference Shares, NVS	5,550	32,485
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	5,500	50,640
Cia. Energetica de Minas Gerais, Preference Shares, NVS	37,873	88,086
Gerdau SA, Preference Shares, NVS	30,750	137,838
Itau Unibanco Holding SA, Preference Shares, NVS	126,300	626,596
Itausa SA, Preference Shares, NVS	117,395	206,475
Petroleo Brasileiro SA, Preference Shares, NVS	126,850	810,246

		2,492,983

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	193,800	32

Total Preferred Stocks — 2.8% (Cost: $1,833,481)		2,493,015

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(a)	2,454	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $122,181,642)		89,612,648

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(f)(g)(h)	1,972,912	1,973,504
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(f)(g)	160,000	160,000

Total Short-Term Securities — 2.4% (Cost: $2,132,532)		2,133,504

Total Investments in Securities — 102.0% (Cost: $124,314,174)		91,746,152

Liabilities in Excess of Other Assets — (2.0)%		(1,765,816)

Net Assets — 100.0%		$89,980,336

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF

(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940,    as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,056,503	$—	$(81,799	)(a)	$(1,315)	$115	$1,973,504	1,972,912	$18,132	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	520,000	—	(360,000	)(a)	—	—	160,000	160,000	2,109		—

					$(1,315)	$115	$2,133,504		$20,241		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	8	09/16/22	$195	$(854)
MSCI Emerging Markets Index	3	09/16/22	147	(4,846)

				$(5,700)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,700	$—	$—	$—	$5,700

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(58,738)	$—	$—	$—	$(58,738)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,306)	$—	$—	$—	$(5,306)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2022	iShares® MSCI BIC ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$280,166

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$12,106,251	$74,960,018	$53,364	$87,119,633
Preferred Stocks	2,492,983	—	32	2,493,015
Rights	—	—	—	—
Money Market Funds	2,133,504	—	—	2,133,504

	$16,732,738	$74,960,018	$53,396	$91,746,152

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(4,846)	$(854)	$—	$(5,700)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 41.2%
360 DigiTech Inc.	11,499	$183,754
360 Security Technology Inc., Class A	77,499	81,810
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,100	41,304
3SBio Inc.(a)	168,000	111,696
AAC Technologies Holdings Inc.(b)	86,500	160,252
Advanced Micro-Fabrication Equipment Inc., Class A(c)	4,600	81,624
AECC Aero-Engine Control Co. Ltd., Class A	8,900	34,439
AECC Aviation Power Co. Ltd., Class A	20,200	133,972
Agricultural Bank of China Ltd., Class A	593,400	244,589
Agricultural Bank of China Ltd., Class H	3,215,000	1,050,539
Aier Eye Hospital Group Co. Ltd., Class A	51,811	219,706
Air China Ltd., Class A(c)	79,200	117,735
Air China Ltd., Class H(c)	172,000	137,781
Alibaba Group Holding Ltd.(c)	1,697,420	20,251,139
Alibaba Health Information Technology Ltd.(c)	484,000	277,363
Alibaba Pictures Group Ltd.(c)	1,410,000	110,921
A-Living Smart City Services Co. Ltd., Class A(a)	64,500	66,440
Aluminum Corp. of China Ltd., Class A	106,800	69,322
Aluminum Corp. of China Ltd., Class H	464,000	171,453
Amlogic Shanghai Co. Ltd.(c)	2,875	35,742
Anhui Conch Cement Co. Ltd., Class A	27,000	124,413
Anhui Conch Cement Co. Ltd., Class H	134,500	512,560
Anhui Gujing Distillery Co. Ltd., Class A	3,000	110,487
Anhui Gujing Distillery Co. Ltd., Class B	8,925	136,275
ANTA Sports Products Ltd.	137,600	1,657,039
Apeloa Pharmaceutical Co. Ltd., Class A	8,600	22,402
Asymchem Laboratories Tianjin Co. Ltd., Class A	3,220	79,768
Autohome Inc., ADR	8,520	303,398
Avary Holding Shenzhen Co. Ltd., Class A	13,800	58,921
AVIC Electromechanical Systems Co. Ltd., Class A	36,800	58,922
AVIC Industry-Finance Holdings Co. Ltd., Class A	60,200	29,392
AviChina Industry & Technology Co. Ltd., Class H(b)	303,000	147,480
Baidu Inc.(c)	265,392	4,737,400
Bank of Beijing Co. Ltd., Class A	141,400	84,416
Bank of Chengdu Co. Ltd., Class A	25,100	56,850
Bank of China Ltd., Class A	287,700	126,474
Bank of China Ltd., Class H	8,787,000	3,066,383
Bank of Communications Co. Ltd., Class A	264,000	174,785
Bank of Communications Co. Ltd., Class H	946,000	539,001
Bank of Hangzhou Co. Ltd., Class A	40,400	83,625
Bank of Jiangsu Co. Ltd., Class A	143,258	149,899
Bank of Nanjing Co. Ltd., Class A	68,000	104,370
Bank of Ningbo Co. Ltd., Class A	43,000	184,860
Bank of Shanghai Co. Ltd., Class A	95,470	81,535
Baoshan Iron & Steel Co. Ltd., Class A	163,200	125,589
BBMG Corp., Class A	56,500	21,382
BeiGene Ltd., ADR(c)	5,333	915,463
Beijing Capital International Airport Co. Ltd., Class H(c)	240,000	150,637
Beijing Dabeinong Technology Group Co. Ltd., Class A(c)	45,000	56,153
Beijing Enlight Media Co. Ltd., Class A	44,300	59,079
Beijing Enterprises Holdings Ltd.	62,000	184,414
Beijing Enterprises Water Group Ltd.	478,000	122,788
Beijing Kingsoft Office Software Inc., Class A	3,400	88,279
Beijing New Building Materials PLC, Class A	11,600	43,961
Beijing Shiji Information Technology Co. Ltd., Class A	14,774	27,828
Beijing Sinnet Technology Co. Ltd., Class A	25,300	33,878
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	4,400	81,312

Security	Shares	Value

China (Continued)
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	275,221	$184,008
Betta Pharmaceuticals Co. Ltd., Class A	5,300	34,688
Bilibili Inc., ADR(c)	20,440	510,182
Bilibili, Inc.(c)	3,647	90,707
Bloomage Biotechnology Corp. Ltd.	2,244	46,204
BOC Aviation Ltd.(a)	25,600	204,915
BOE Technology Group Co. Ltd., Class A	292,100	155,944
Bosideng International Holdings Ltd.	366,000	205,506
BYD Co. Ltd., Class A	13,100	541,897
BYD Co. Ltd., Class H	92,000	2,835,009
BYD Electronic International Co. Ltd.	85,000	224,581
Caitong Securities Co. Ltd., Class A	70,180	76,759
CanSino Biologics Inc., Class H(a)(b)	11,000	68,657
CGN Power Co. Ltd., Class H(a)	1,204,000	286,343
Changchun High & New Technology Industry Group Inc., Class A	3,400	86,794
Changjiang Securities Co. Ltd., Class A	37,400	30,668
Chaozhou Three-Circle Group Co. Ltd., Class A	21,299	83,244
Chengxin Lithium Group Co. Ltd., Class A	6,400	48,966
China Cinda Asset Management Co. Ltd., Class H	837,000	114,939
China CITIC Bank Corp. Ltd., Class H	995,000	426,566
China Coal Energy Co. Ltd., Class H	252,000	224,095
China Communications Services Corp. Ltd., Class H	296,000	127,101
China Conch Venture Holdings Ltd.	199,500	407,137
China Construction Bank Corp., Class A	103,300	82,416
China Construction Bank Corp., Class H	10,718,000	6,625,684
China CSSC Holdings Ltd., Class A	38,900	140,511
China Eastern Airlines Corp. Ltd., Class A(c)	120,172	85,167
China Energy Engineering Corp. Ltd.	216,500	70,616
China Everbright Bank Co. Ltd., Class A	277,800	115,209
China Everbright Bank Co. Ltd., Class H	339,000	103,925
China Everbright Environment Group Ltd.	360,481	178,172
China Evergrande Group(c)(d)	518,000	71,458
China Feihe Ltd.(a)	422,000	349,271
China Galaxy Securities Co. Ltd., Class H	409,500	223,880
China Gas Holdings Ltd.	344,000	486,795
China Great Wall Securities Co. Ltd., Class A	35,100	46,914
China Hongqiao Group Ltd.	274,000	265,687
China International Capital Corp. Ltd., Class A	8,600	51,685
China International Capital Corp. Ltd., Class H(a)	162,800	286,414
China Jinmao Holdings Group Ltd.	516,000	108,655
China Jushi Co. Ltd., Class A	26,800	55,753
China Lesso Group Holdings Ltd.	139,000	165,216
China Life Insurance Co. Ltd., Class A	18,800	83,330
China Life Insurance Co. Ltd., Class H	795,000	1,139,810
China Literature Ltd.(a)(c)	48,200	195,321
China Longyuan Power Group Corp. Ltd., Class H	387,000	625,069
China Medical System Holdings Ltd.	173,000	256,036
China Meidong Auto Holdings Ltd.	62,000	126,080
China Mengniu Dairy Co. Ltd.	355,000	1,607,538
China Merchants Bank Co. Ltd., Class A	146,200	738,397
China Merchants Bank Co. Ltd., Class H	430,331	2,200,760
China Merchants Energy Shipping Co. Ltd., Class A	17,400	18,867
China Merchants Port Holdings Co. Ltd.	164,000	246,208
China Merchants Securities Co. Ltd., Class A	60,270	115,307
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	51,675	109,040
China Minsheng Banking Corp. Ltd., Class A	301,400	156,890
China Minsheng Banking Corp. Ltd., Class H	616,660	196,158
China National Building Material Co. Ltd., Class H	444,000	419,256

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China National Chemical Engineering Co. Ltd., Class A	62,500	$77,647
China National Nuclear Power Co. Ltd., Class A	136,500	125,461
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	28,500	123,698
China Oilfield Services Ltd., Class H	230,000	238,886
China Overseas Land & Investment Ltd.	426,500	1,146,206
China Overseas Property Holdings Ltd.	165,000	175,103
China Pacific Insurance Group Co. Ltd., Class A	54,000	163,254
China Pacific Insurance Group Co. Ltd., Class H	279,800	592,705
China Petroleum & Chemical Corp., Class A	240,400	148,584
China Petroleum & Chemical Corp., Class H	2,858,600	1,344,242
China Power International Development Ltd.	617,000	344,442
China Railway Group Ltd., Class A	181,396	150,716
China Railway Group Ltd., Class H	399,000	228,425
China Renewable Energy Investment Ltd.(d)	2,513	—
China Resources Beer Holdings Co. Ltd.	174,000	1,212,957
China Resources Cement Holdings Ltd.(b)	294,000	181,224
China Resources Gas Group Ltd.	107,600	418,930
China Resources Land Ltd.	365,777	1,497,581
China Resources Microelectronics Ltd.	7,681	57,958
China Resources Mixc Lifestyle Services Ltd.(a)	67,400	305,643
China Resources Power Holdings Co. Ltd.	214,000	425,505
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	7,290	41,564
China Ruyi Holdings Ltd.(c)	492,000	124,853
China Shenhua Energy Co. Ltd., Class A	44,400	194,588
China Shenhua Energy Co. Ltd., Class H	375,500	1,177,670
China Southern Airlines Co. Ltd., Class A(c)	119,800	111,320
China Southern Airlines Co. Ltd., Class H(c)	174,000	93,918
China State Construction Engineering Corp. Ltd., Class A	310,740	230,772
China State Construction International Holdings Ltd.	242,000	279,426
China Suntien Green Energy Corp. Ltd., Class H	233,000	104,499
China Taiping Insurance Holdings Co. Ltd.	136,700	139,567
China Three Gorges Renewables Group Co. Ltd., Class A	215,000	189,257
China Tourism Group Duty Free Corp. Ltd., Class A	14,500	408,873
China Tower Corp. Ltd., Class H(a)	4,988,000	621,993
China Traditional Chinese Medicine Holdings Co. Ltd.	354,000	152,657
China United Network Communications Ltd., Class A	286,700	147,061
China Vanke Co. Ltd., Class A	80,500	193,524
China Vanke Co. Ltd., Class H	172,000	335,783
China Yangtze Power Co. Ltd., Class A	162,000	561,057
China Zhenhua Group Science & Technology Co. Ltd., Class A	3,900	63,099
China Zheshang Bank Co. Ltd., Class A(c)	111,900	52,577
Chinasoft International Ltd.	322,000	251,707
Chongqing Brewery Co. Ltd., Class A	5,199	83,807
Chongqing Changan Automobile Co. Ltd., Class A	66,412	138,910
Chongqing Zhifei Biological Products Co. Ltd., Class A	12,800	173,668
CIFI Holdings Group Co. Ltd.(b)	486,216	123,059
CITIC Ltd.	672,000	692,750
CITIC Securities Co. Ltd., Class A	86,090	242,185
CITIC Securities Co. Ltd., Class H	215,725	437,239
CMOC Group Ltd., Class A	157,900	112,028
CMOC Group Ltd., Class H	387,000	172,570
Contemporary Amperex Technology Co. Ltd., Class A(c)	16,300	1,129,825
COSCO SHIPPING Holdings Co. Ltd., Class A	86,650	177,049
COSCO SHIPPING Holdings Co. Ltd., Class H	344,950	514,962
COSCO SHIPPING Ports Ltd.	240,000	155,299
Country Garden Holdings Co. Ltd.(b)	873,828	257,950
Country Garden Services Holdings Co. Ltd.	225,000	442,162
CRRC Corp. Ltd., Class A	221,100	159,988

Security	Shares	Value

China (continued)
CRRC Corp. Ltd., Class H	485,000	$181,336
CSC Financial Co. Ltd., Class A	34,000	130,477
CSPC Pharmaceutical Group Ltd.	1,033,200	1,048,103
Dali Foods Group Co. Ltd.(a)	303,000	138,517
Daqin Railway Co. Ltd., Class A	99,700	92,963
Daqo New Energy Corp., ADR(c)	6,440	429,355
DHC Software Co. Ltd., Class A	61,400	51,477
Dong-E-E-Jiao Co. Ltd., Class A	8,900	43,961
Dongfang Electric Corp. Ltd., Class A	32,500	92,244
Dongfeng Motor Group Co. Ltd., Class H	334,000	211,772
Dongxing Securities Co. Ltd., Class A	58,600	70,305
Dongyue Group Ltd.	177,000	198,655
East Money Information Co. Ltd., Class A	94,115	300,342
Ecovacs Robotics Co. Ltd., Class A	3,600	42,349
ENN Energy Holdings Ltd.	86,100	1,250,811
Eve Energy Co. Ltd., Class A	15,200	206,789
Everbright Securities Co. Ltd., Class A	33,500	77,572
Fangda Carbon New Material Co. Ltd., Class A(c)	42,540	42,771
Far East Horizon Ltd.	180,000	136,360
First Capital Securities Co. Ltd., Class A	55,200	48,995
Flat Glass Group Co. Ltd., Class A(c)	11,600	66,942
Flat Glass Group Co. Ltd., Class H(c)	51,000	167,978
Focus Media Information Technology Co. Ltd., Class A	107,800	94,131
Foshan Haitian Flavouring & Food Co. Ltd., Class A	27,774	323,151
Fosun International Ltd.	252,500	186,378
Founder Securities Co. Ltd., Class A	55,634	55,828
Foxconn Industrial Internet Co. Ltd., Class A	86,000	115,345
Fuyao Glass Industry Group Co. Ltd., Class A	8,600	48,552
Fuyao Glass Industry Group Co. Ltd., Class H(a)	72,800	347,390
Ganfeng Lithium Co. Ltd., Class A	13,320	164,194
Ganfeng Lithium Co. Ltd., Class H(a)	40,480	355,635
G-Bits Network Technology Xiamen Co. Ltd., Class A	1,000	41,134
GD Power Development Co. Ltd., Class A(c)	162,800	102,152
GDS Holdings Ltd., ADR(c)	2,419	65,894
GDS Holdings Ltd., Class A(b)(c)	74,716	255,176
Geely Automobile Holdings Ltd.	678,000	1,362,250
GEM Co. Ltd., Class A	62,500	75,250
Gemdale Corp., Class A	25,800	43,474
Genscript Biotech Corp.(c)	136,000	436,858
GF Securities Co. Ltd., Class A	56,600	133,817
GF Securities Co. Ltd., Class H	93,800	122,532
Giant Network Group Co. Ltd., Class A	37,000	45,917
GigaDevice Semiconductor Inc., Class A	5,000	83,385
Ginlong Technologies Co. Ltd., Class A	1,800	59,395
GoerTek Inc., Class A	28,900	135,421
Gotion High-tech Co. Ltd., Class A	11,500	56,781
Great Wall Motor Co. Ltd., Class A	15,800	76,180
Great Wall Motor Co. Ltd., Class H	347,500	521,365
Gree Electric Appliances Inc. of Zhuhai, Class A	25,800	118,810
Greentown China Holdings Ltd.	102,500	193,396
Greentown Service Group Co. Ltd.	180,000	130,042
Guangdong Haid Group Co. Ltd., Class A	11,400	100,496
Guangdong Investment Ltd.	352,000	322,486
Guanghui Energy Co. Ltd., Class A	54,300	99,579
Guangzhou Automobile Group Co. Ltd., Class A	33,600	67,371
Guangzhou Automobile Group Co. Ltd., Class H	352,800	303,341
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	9,500	37,362
Guangzhou Haige Communications Group Inc. Co., Class A	33,500	42,243

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	5,000	$48,812
Guangzhou Tinci Materials Technology Co. Ltd., Class A	17,200	117,778
Guosen Securities Co. Ltd., Class A	43,000	57,338
Guotai Junan Securities Co. Ltd., Class A	51,300	109,440
Guoyuan Securities Co. Ltd., Class A	43,240	45,680
H World Group Ltd., ADR	22,165	834,069
Haidilao International Holding Ltd.(a)(b)(c)	129,000	303,550
Haier Smart Home Co. Ltd., Class A	43,000	160,237
Haier Smart Home Co. Ltd., Class H	258,000	842,886
Haitian International Holdings Ltd.	88,000	215,596
Haitong Securities Co. Ltd., Class A	95,400	130,453
Haitong Securities Co. Ltd., Class H	240,800	157,657
Hangzhou First Applied Material Co. Ltd., Class A	12,160	113,494
Hangzhou Robam Appliances Co. Ltd., Class A	7,100	25,757
Hangzhou Silan Microelectronics Co. Ltd., Class A	13,300	75,878
Hangzhou Tigermed Consulting Co. Ltd., Class A	6,600	102,991
Hangzhou Tigermed Consulting Co. Ltd., Class H(a)	8,600	85,147
Hansoh Pharmaceutical Group Co. Ltd.(a)	144,000	287,300
Henan Shuanghui Investment & Development Co. Ltd., Class A	28,056	108,624
Hengan International Group Co. Ltd.	77,000	368,484
Hengli Petrochemical Co. Ltd., Class A	51,600	142,990
Hengyi Petrochemical Co. Ltd., Class A	51,690	67,544
Hesteel Co. Ltd., Class A	100,800	35,243
Hithink RoyalFlush Information Network Co. Ltd., Class A	6,000	73,544
Hongfa Technology Co. Ltd., Class A	14,440	78,439
Hopson Development Holdings Ltd.	72,590	99,810
Hoshine Silicon Industry Co. Ltd., Class A	3,700	59,850
Hua Hong Semiconductor Ltd.(a)(b)(c)	72,000	211,354
Huadian Power International Corp. Ltd., Class A	88,400	69,595
Huadong Medicine Co. Ltd., Class A	17,172	104,294
Huaneng Power International Inc., Class A(c)	87,000	102,578
Huaneng Power International Inc., Class H(c)	376,000	192,160
Huatai Securities Co. Ltd., Class A	50,100	94,916
Huatai Securities Co. Ltd., Class H(a)	157,200	210,117
Huaxi Securities Co. Ltd., Class A	59,000	68,186
Huaxia Bank Co. Ltd., Class A	86,100	63,956
Huayu Automotive Systems Co. Ltd., Class A	28,700	77,302
Huizhou Desay Sv Automotive Co. Ltd., Class A	4,100	90,354
Hunan Valin Steel Co. Ltd., Class A	67,000	43,074
Hundsun Technologies Inc., Class A	11,375	55,135
Hutchmed China Ltd., ADR(b)(c)	10,703	137,641
Hygeia Healthcare Holdings Co. Ltd.(a)(c)	41,800	225,615
Iflytek Co. Ltd., Class A	20,700	111,802
Imeik Technology Development Co. Ltd., Class A	1,500	120,793
Industrial & Commercial Bank of China Ltd., Class A	437,300	276,953
Industrial & Commercial Bank of China Ltd., Class H	6,291,000	3,196,098
Industrial Bank Co. Ltd., Class A	146,200	360,633
Industrial Securities Co. Ltd., Class A(c)	101,740	91,021
Ingenic Semiconductor Co. Ltd., Class A	3,600	42,231
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	360,300	104,509
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	80,400	50,515
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	50,100	258,758
Inner Mongolia Yitai Coal Co. Ltd., Class B	137,600	231,574
Innovent Biologics Inc.(a)(c)	118,000	497,432
iQIYI Inc., ADR(b)(c)	38,185	139,757
JA Solar Technology Co. Ltd., Class A	19,220	181,361
JCET Group Co. Ltd., Class A	12,300	43,936
JD Health International Inc.(a)(c)	127,350	877,266

Security	Shares	Value

China (continued)
JD.com Inc., Class A	239,544	$7,582,795
Jiangsu Eastern Shenghong Co. Ltd., Class A	35,100	97,309
Jiangsu Expressway Co. Ltd., Class H	150,000	128,476
Jiangsu Hengli Hydraulic Co. Ltd., Class A	12,420	87,695
Jiangsu Hengrui Medicine Co. Ltd., Class A	46,376	231,967
Jiangsu King’s Luck Brewery JSC Ltd., Class A	8,700	58,059
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	11,103	263,372
Jiangsu Yangnong Chemical Co. Ltd., Class A	2,300	37,820
Jiangsu Zhongtian Technology Co. Ltd., Class A	27,500	88,160
Jiangxi Copper Co. Ltd., Class A	31,700	74,736
Jiangxi Copper Co. Ltd., Class H	102,000	125,274
Jinke Properties Group Co. Ltd., Class A(c)	55,600	20,054
Jinxin Fertility Group Ltd.(a)	159,000	103,537
JiuGui Liquor Co. Ltd., Class A	2,400	51,664
Jiumaojiu International Holdings Ltd.(a)	90,000	177,065
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	34,929	55,065
Jointown Pharmaceutical Group Co. Ltd., Class A	28,000	48,078
JOYY Inc., ADR	5,039	152,782
Kanzhun Ltd., ADR(c)	19,685	462,401
KE Holdings Inc., ADR(b)(c)	73,819	1,331,695
Kingboard Holdings Ltd.	86,000	271,562
Kingboard Laminates Holdings Ltd.	87,000	82,990
Kingdee International Software Group Co. Ltd.(b)(c)	297,000	576,448
Kingsoft Corp. Ltd.	105,800	321,556
Kuaishou Technology(a)(c)	193,200	1,673,979
Kunlun Energy Co. Ltd.	452,000	393,568
Kweichow Moutai Co. Ltd., Class A	8,618	2,395,664
LB Group Co. Ltd., Class A	23,700	60,065
Legend Biotech Corp., ADR(c)	5,335	248,024
Lenovo Group Ltd.	832,000	685,245
Lens Technology Co. Ltd., Class A	51,700	80,878
Lepu Medical Technology Beijing Co. Ltd., Class A	22,500	61,501
Li Auto Inc., ADR(b)(c)	61,223	1,761,386
Li Ning Co. Ltd.	263,500	2,400,039
Longfor Group Holdings Ltd.(a)	207,500	673,496
LONGi Green Energy Technology Co. Ltd., Class A	43,256	318,278
Lufax Holding Ltd., ADR	94,256	411,899
Luxshare Precision Industry Co. Ltd., Class A	51,741	279,573
Luzhou Laojiao Co. Ltd., Class A	10,700	361,693
Mango Excellent Media Co. Ltd., Class A	15,700	62,793
Maxscend Microelectronics Co. Ltd., Class A	5,120	74,966
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(c)	49,184	34,297
Meituan, Class B(a)(c)	490,800	11,787,645
Metallurgical Corp. of China Ltd., Class A	180,600	83,664
Microport Scientific Corp.(b)(c)	76,000	151,018
Ming Yang Smart Energy Group Ltd., Class A	14,700	56,803
Ming Yuan Cloud Group Holdings Ltd.	81,000	66,389
Minth Group Ltd.	96,000	271,649
MMG Ltd.(c)	364,000	99,576
Montage Technology Co. Ltd., Class A	8,400	67,251
Muyuan Foods Co. Ltd., Class A	38,811	327,896
NARI Technology Co. Ltd., Class A	45,328	179,200
National Silicon Industry Group Co. Ltd., Class A(c)	16,800	49,854
NAURA Technology Group Co. Ltd., Class A	4,600	186,388
NavInfo Co. Ltd., Class A	30,727	57,942
NetEase Inc.	231,400	4,132,199
New China Life Insurance Co. Ltd., Class A	17,200	71,481
New China Life Insurance Co. Ltd., Class H	74,100	174,408
New Hope Liuhe Co. Ltd., Class A(c)	40,900	92,640

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
New Oriental Education & Technology Group Inc.(c)	171,260	$494,342
Nine Dragons Paper Holdings Ltd.	172,000	134,963
Ninestar Corp., Class A	18,200	116,011
Ningbo Deye Technology Co. Ltd., NVS	1,500	79,486
Ningbo Ronbay New Energy Technology Co. Ltd.	4,496	66,738
Ningbo Shanshan Co. Ltd.	15,000	53,727
Ningbo Tuopu Group Co. Ltd., Class A	8,200	93,259
Ningxia Baofeng Energy Group Co. Ltd., Class A	41,500	81,281
NIO Inc., ADR(b)(c)	152,107	3,028,450
Nongfu Spring Co. Ltd., Class H(a)	202,200	1,202,251
OFILM Group Co. Ltd., Class A(c)	45,700	42,248
Oppein Home Group Inc., Class A	3,800	71,617
Orient Overseas International Ltd.	14,500	404,187
Orient Securities Co. Ltd., Class A	68,844	85,938
Ovctek China Inc., Class A	8,800	54,110
People’s Insurance Co. Group of China Ltd. (The), Class H	863,000	266,722
Perfect World Co. Ltd., Class A	17,796	37,956
PetroChina Co. Ltd., Class A	146,200	113,273
PetroChina Co. Ltd., Class H	2,272,000	1,056,519
Pharmaron Beijing Co. Ltd., Class A	9,500	93,415
Pharmaron Beijing Co. Ltd., Class H(a)	23,300	154,122
PICC Property & Casualty Co. Ltd., Class H	776,740	840,146
Pinduoduo Inc., ADR(c)	56,287	4,013,263
Ping An Bank Co. Ltd., Class A	134,936	247,999
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	54,200	146,726
Ping An Insurance Group Co. of China Ltd., Class A	77,400	489,094
Ping An Insurance Group Co. of China Ltd., Class H	720,500	4,237,724
Poly Developments and Holdings Group Co. Ltd., Class A	89,800	224,385
Pop Mart International Group Ltd.(a)	58,800	151,957
Postal Savings Bank of China Co. Ltd., Class A	206,400	134,334
Postal Savings Bank of China Co. Ltd., Class H(a)	883,000	527,126
Power Construction Corp. of China Ltd., Class A	119,900	133,459
Pylon Technologies Co. Ltd., NVS	870	54,033
Qinghai Salt Lake Industry Co. Ltd., Class A(c)	17,400	70,028
RLX Technology Inc., ADR(c)	56,384	80,629
Rongsheng Petrochemical Co. Ltd., Class A	82,928	169,293
SAIC Motor Corp. Ltd., Class A	61,222	136,508
Sany Heavy Equipment International Holdings Co. Ltd.(b)	149,000	154,344
Sany Heavy Industry Co. Ltd., Class A	68,800	156,209
Satellite Chemical Co. Ltd., Class A	16,909	53,500
SDIC Power Holdings Co. Ltd., Class A	69,509	112,032
Seazen Group Ltd.(c)	200,000	66,389
Seazen Holdings Co. Ltd., Class A(c)	19,700	59,185
SF Holding Co. Ltd., Class A	34,700	247,243
SG Micro Corp., Class A	2,700	62,206
Shaanxi Coal Industry Co. Ltd., Class A	77,473	246,747
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	8,553	22,203
Shandong Gold Mining Co. Ltd., Class A	34,560	89,255
Shandong Gold Mining Co. Ltd., Class H(a)(b)	86,000	145,792
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	14,800	62,339
Shandong Linglong Tyre Co. Ltd., Class A	15,605	51,282
Shandong Nanshan Aluminum Co. Ltd., Class A	129,100	63,079
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	264,000	358,134
Shanghai Baosight Software Co. Ltd., Class A	10,450	57,235
Shanghai Baosight Software Co. Ltd., Class B	68,180	206,492
Shanghai Electric Group Co. Ltd., Class A(c)	154,400	94,525
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	17,200	100,261
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	55,500	178,544

Security	Shares	Value

China (continued)
Shanghai International Airport Co. Ltd., Class A(c)	9,300	$75,688
Shanghai International Port Group Co. Ltd., Class A	99,900	78,028
Shanghai Jinjiang International Hotels Co. Ltd., Class A	9,456	78,763
Shanghai Junshi Biosciences Co. Ltd., Class A(c)	5,200	39,723
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	145,216	120,975
Shanghai M&G Stationery Inc., Class A	6,900	44,254
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	25,800	64,411
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	71,200	103,510
Shanghai Pudong Development Bank Co. Ltd., Class A	213,600	224,350
Shanghai Putailai New Energy Technology Co. Ltd., Class A	9,400	85,708
Shanxi Coking Coal Energy Group Co. Ltd., Class A	25,980	48,076
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	34,400	78,855
Shanxi Meijin Energy Co. Ltd., Class A	29,000	47,405
Shanxi Securities Co. Ltd., Class A	77,030	64,629
Shanxi Taigang Stainless Steel Co. Ltd., Class A	58,300	41,290
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	9,120	386,139
Shennan Circuits Co. Ltd., Class A	3,800	46,514
Shenwan Hongyuan Group Co. Ltd., Class A	194,500	117,306
Shenzhen Dynanonic Co. Ltd.	1,200	55,411
Shenzhen Energy Group Co. Ltd., Class A	43,820	40,251
Shenzhen Inovance Technology Co. Ltd., Class A	17,650	152,575
Shenzhen International Holdings Ltd.	128,000	110,337
Shenzhen Kangtai Biological Products Co. Ltd., Class A	9,720	47,224
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	8,800	378,758
Shenzhen Overseas Chinese Town Co. Ltd., Class A	77,400	59,728
Shenzhen Transsion Holding Co. Ltd., Class A	4,668	45,917
Shenzhou International Group Holdings Ltd.	88,200	921,805
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	13,020	40,246
Shimao Group Holdings Ltd.(d)	151,000	43,287
Sichuan Chuantou Energy Co. Ltd., Class A	48,400	92,284
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	18,300	56,734
Sichuan Road & Bridge Co. Ltd., Class A	32,600	50,217
Sichuan Swellfun Co. Ltd., Class A	3,700	38,971
Sino Biopharmaceutical Ltd.	1,120,250	588,373
Sinolink Securities Co. Ltd., Class A	41,200	51,322
Sinopharm Group Co. Ltd., Class H	151,200	336,842
Sinotruk Hong Kong Ltd.	87,000	86,742
Smoore International Holdings Ltd.(a)	201,000	358,840
Songcheng Performance Development Co. Ltd., Class A	30,200	55,232
SooChow Securities Co. Ltd., Class A	51,836	51,300
StarPower Semiconductor Ltd., Class A	1,300	74,233
Sunac China Holdings Ltd.(b)(d)	432,000	110,082
Sungrow Power Supply Co. Ltd., Class A	11,500	184,015
Sunny Optical Technology Group Co. Ltd.	76,000	1,037,586
Sunwoda Electronic Co. Ltd., Class A	18,400	72,087
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	21,000	78,172
Suzhou Maxwell Technologies Co. Ltd., Class A	1,300	87,531
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	4,200	47,050
TAL Education Group, ADR(c)	46,870	270,909
TBEA Co. Ltd., Class A	32,500	116,062
TCL Technology Group Corp., Class A	137,200	82,088
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	22,100	153,134
Tencent Holdings Ltd.	698,500	28,869,526
Tencent Music Entertainment Group, ADR(c)	78,463	400,946
Thunder Software Technology Co. Ltd., Class A	3,200	56,578

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Tianma Microelectronics Co. Ltd., Class A	17,200	$23,420
Tianqi Lithium Corp., Class A(c)	8,700	143,885
Tingyi Cayman Islands Holding Corp.	228,000	404,865
Toly Bread Co. Ltd., Class A	25,452	51,641
Tongcheng Travel Holdings Ltd.(b)(c)	126,000	258,068
Tongling Nonferrous Metals Group Co. Ltd., Class A	120,400	50,230
Tongwei Co. Ltd., Class A	34,700	264,678
Topsports International Holdings Ltd.(a)	184,000	145,230
Transfar Zhilian Co. Ltd., Class A	54,555	43,870
TravelSky Technology Ltd., Class H	104,000	181,260
Trina Solar Co. Ltd.	17,200	176,933
Trip.com Group Ltd., ADR(c)	60,307	1,551,096
Tsingtao Brewery Co. Ltd., Class A	8,800	137,106
Tsingtao Brewery Co. Ltd., Class H	72,000	699,190
Unigroup Guoxin Microelectronics Co. Ltd., Class A	6,159	138,593
Uni-President China Holdings Ltd.	183,000	157,553
Unisplendour Corp. Ltd., Class A	25,880	64,520
Vinda International Holdings Ltd.	48,000	134,239
Vipshop Holdings Ltd., ADR(c)	49,006	568,960
Walvax Biotechnology Co. Ltd., Class A	13,600	85,567
Wanhua Chemical Group Co. Ltd., Class A	24,900	318,092
Want Want China Holdings Ltd.	602,000	424,062
Weibo Corp., ADR(b)(c)	7,423	153,582
Weichai Power Co. Ltd., Class A	68,924	115,444
Weichai Power Co. Ltd., Class H	210,200	280,830
Wens Foodstuffs Group Co. Ltd., Class A(c)	51,060	174,883
Western Securities Co. Ltd., Class A	30,500	28,503
Wharf Holdings Ltd. (The)	143,000	538,533
Will Semiconductor Co. Ltd. Shanghai, Class A	9,930	133,992
Wingtech Technology Co. Ltd., Class A	11,300	105,158
Winning Health Technology Group Co. Ltd., Class A	32,000	32,640
Wuhan Guide Infrared Co. Ltd., Class A	29,989	61,798
Wuliangye Yibin Co. Ltd., Class A	28,000	674,751
WuXi AppTec Co. Ltd., Class A	17,204	222,141
WuXi AppTec Co. Ltd., Class H(a)	40,896	461,675
Wuxi Biologics Cayman Inc., New(a)(c)	403,500	3,559,717
XCMG Construction Machinery Co. Ltd., Class A(c)	111,900	84,120
Xiamen C & D Inc., Class A	19,500	33,075
Xiamen Faratronic Co. Ltd.	1,700	43,578
Xiaomi Corp., Class B(a)(c)	1,703,800	2,488,670
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	25,902	47,833
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	96,162	143,297
Xinyi Solar Holdings Ltd.	558,000	767,372
XPeng Inc., ADR(b)(c)	47,049	871,347
Xtep International Holdings Ltd.	129,000	179,011
Yadea Group Holdings Ltd.(a)	148,000	282,295
Yankuang Energy Group Co. Ltd., Class A	16,900	117,072
Yankuang Energy Group Co. Ltd., Class H(b)	178,000	704,597
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	11,600	63,667
Yealink Network Technology Corp. Ltd., Class A	6,700	69,154
Yihai International Holding Ltd.	55,000	138,512
Yihai Kerry Arawana Holdings Co. Ltd., Class A	9,800	64,569
YongXing Special Materials Technology Co. Ltd., Class A	3,000	57,982
Yonyou Network Technology Co. Ltd., Class A	25,818	74,673
Youngy Co. Ltd.(c)	1,900	32,775
YTO Express Group Co. Ltd., Class A	23,600	66,957
Yuexiu Property Co. Ltd.	172,600	215,883
Yum China Holdings Inc.(b)	47,270	2,368,700

Security	Shares	Value

China (continued)
Yunda Holding Co. Ltd., Class A	29,480	$71,605
Yunnan Baiyao Group Co. Ltd., Class A	15,380	116,314
Yunnan Botanee Bio-Technology Group Co. Ltd.	2,100	56,541
Yunnan Energy New Material Co. Ltd., Class A	7,300	203,216
Zai Lab Ltd., ADR(b)(c)	9,632	445,095
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	5,100	221,478
Zhaojin Mining Industry Co. Ltd., Class H(c)	129,000	109,229
Zhejiang Chint Electrics Co. Ltd., Class A	18,400	83,877
Zhejiang Dahua Technology Co. Ltd., Class A	37,800	80,253
Zhejiang Expressway Co. Ltd., Class H	204,000	155,430
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	10,200	29,386
Zhejiang Huayou Cobalt Co. Ltd., Class A	12,920	139,053
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	8,600	93,941
Zhejiang NHU Co. Ltd., Class A	16,760	54,393
Zhejiang Semir Garment Co. Ltd., Class A	56,700	42,521
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	77,400	226,825
Zhongsheng Group Holdings Ltd.	69,000	326,257
Zhuzhou CRRC Times Electric Co. Ltd.	66,000	319,143
Zijin Mining Group Co. Ltd., Class A	137,600	174,271
Zijin Mining Group Co. Ltd., Class H	670,000	757,082
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	98,000	81,499
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	86,000	38,768
ZTE Corp., Class A	25,800	91,079
ZTE Corp., Class H	76,960	162,486
ZTO Express Cayman Inc., ADR	47,233	1,230,420

		235,244,326
India — 18.3%
ACC Ltd.	9,328	267,288
Adani Enterprises Ltd.	31,269	1,240,871
Adani Green Energy Ltd.(c)	35,522	1,073,327
Adani Ports & Special Economic Zone Ltd.	56,202	588,013
Adani Power Ltd.(c)	86,815	443,334
Adani Total Gas Ltd.	31,182	1,454,249
Adani Transmission Ltd.(c)	31,268	1,533,336
Ambuja Cements Ltd.	70,036	359,133
Apollo Hospitals Enterprise Ltd.	11,309	607,614
Asian Paints Ltd.	44,428	1,870,366
AU Small Finance Bank Ltd.(a)	17,418	136,979
Aurobindo Pharma Ltd.	27,390	186,477
Avenue Supermarts Ltd.(a)(c)	18,506	1,040,264
Axis Bank Ltd.	258,904	2,412,853
Bajaj Auto Ltd.	7,744	394,432
Bajaj Finance Ltd.	31,186	2,814,577
Bajaj Finserv Ltd.	4,522	948,016
Balkrishna Industries Ltd.	9,241	234,750
Bandhan Bank Ltd.(a)	69,691	240,516
Berger Paints India Ltd.	33,650	281,427
Bharat Electronics Ltd.	140,070	535,205
Bharat Forge Ltd.	28,897	266,016
Bharat Petroleum Corp. Ltd.	92,829	380,264
Bharti Airtel Ltd.	251,112	2,274,684
Biocon Ltd.	49,956	193,291
Britannia Industries Ltd.	12,359	578,295
Cholamandalam Investment and Finance Co. Ltd.	47,664	466,969
Cipla Ltd.	53,244	689,953
Coal India Ltd.	166,237	485,742
Colgate-Palmolive India Ltd.	12,699	266,640

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Container Corp. of India Ltd.	30,972	$268,666
Dabur India Ltd.	67,809	494,417
Divi’s Laboratories Ltd.	14,823	669,240
DLF Ltd.	68,316	330,002
Dr. Reddy’s Laboratories Ltd.	12,820	677,489
Eicher Motors Ltd.	15,407	643,015
GAIL India Ltd.	166,434	282,709
Godrej Consumer Products Ltd.(c)	46,103	531,055
Godrej Properties Ltd.(c)	14,483	252,609
Grasim Industries Ltd.	30,383	633,225
Havells India Ltd.	28,974	501,588
HCL Technologies Ltd.	119,540	1,390,470
HDFC Life Insurance Co. Ltd.(a)	106,668	764,405
Hero MotoCorp Ltd.	12,132	427,352
Hindalco Industries Ltd.	155,904	845,561
Hindustan Petroleum Corp. Ltd.	72,732	220,759
Hindustan Unilever Ltd.	93,494	3,095,209
Housing Development Finance Corp. Ltd.	195,434	5,916,845
ICICI Bank Ltd.	583,768	6,401,217
ICICI Lombard General Insurance Co. Ltd.(a)	26,541	426,342
ICICI Prudential Life Insurance Co. Ltd.(a)	42,545	314,084
Indian Oil Corp. Ltd.	279,710	249,588
Indian Railway Catering & Tourism Corp. Ltd.	29,406	257,931
Indraprastha Gas Ltd.	32,666	170,788
Indus Towers Ltd.	81,054	201,561
Info Edge India Ltd.	8,285	445,674
Infosys Ltd.	379,312	6,991,134
InterGlobe Aviation Ltd.(a)(c)	10,804	269,803
ITC Ltd.	333,869	1,334,234
Jindal Steel & Power Ltd.	46,809	251,866
JSW Steel Ltd.	84,998	704,900
Jubilant Foodworks Ltd.	40,458	308,178
Kotak Mahindra Bank Ltd.	62,557	1,484,113
Larsen & Toubro Infotech Ltd.(a)	5,915	338,476
Larsen & Toubro Ltd.	78,399	1,871,167
Lupin Ltd.	21,440	179,162
Mahindra & Mahindra Ltd.	98,323	1,595,844
Marico Ltd.	60,440	396,780
Maruti Suzuki India Ltd.	13,833	1,560,327
Mindtree Ltd.	6,546	266,356
Mphasis Ltd.	8,870	233,347
MRF Ltd.	193	205,723
Muthoot Finance Ltd.	14,303	187,388
Nestle India Ltd.	3,801	946,369
NTPC Ltd.	442,296	906,644
Oil & Natural Gas Corp. Ltd.	274,920	475,918
Page Industries Ltd.	737	469,555
Petronet LNG Ltd.	84,094	231,995
PI Industries Ltd.	9,364	400,398
Pidilite Industries Ltd.	17,847	609,216
Piramal Pharma Ltd., NVS	56,516	151,834
Power Grid Corp. of India Ltd.	353,308	1,011,546
Reliance Industries Ltd.	344,406	11,282,756
Samvardhana Motherson International Ltd.	146,073	222,801
SBI Cards & Payment Services Ltd.	25,911	297,102
SBI Life Insurance Co. Ltd.(a)	51,182	845,820
Shree Cement Ltd.	1,137	312,130
Shriram Transport Finance Co. Ltd.	22,029	369,742
Siemens Ltd.	8,281	297,325
SRF Ltd.	16,489	520,357

Security	Shares	Value

India (continued)
State Bank of India	202,011	$1,330,034
Sun Pharmaceutical Industries Ltd.	106,601	1,189,690
Tata Consultancy Services Ltd.	102,367	4,082,558
Tata Consumer Products Ltd.	66,024	667,309
Tata Elxsi Ltd.	3,915	436,694
Tata Motors Ltd.(c)	186,289	1,084,871
Tata Power Co. Ltd. (The)	164,436	482,186
Tata Steel Ltd.	844,687	1,134,079
Tech Mahindra Ltd.	64,155	854,771
Titan Co. Ltd.	39,706	1,286,645
Torrent Pharmaceuticals Ltd.	10,870	210,039
Trent Ltd.	21,226	371,245
UltraTech Cement Ltd.	11,464	953,058
United Spirits Ltd.(c)	34,351	347,216
UPL Ltd.	57,565	551,361
Vedanta Ltd.	86,792	290,876
Wipro Ltd.	150,980	773,045
Yes Bank Ltd.(c)	1,287,024	263,795
Zomato Ltd.(c)	268,655	192,041

		104,708,501
Indonesia — 2.5%
Adaro Energy Indonesia Tbk PT	1,694,300	403,916
Adaro Minerals Indonesia Tbk PT(c)	903,000	104,140
Aneka Tambang Tbk	1,006,500	134,586
Astra International Tbk PT	2,270,400	1,065,315
Bank Central Asia Tbk PT	6,131,800	3,386,120
Bank Jago Tbk PT(c)	448,100	253,912
Bank Mandiri Persero Tbk PT	2,061,400	1,226,708
Bank Negara Indonesia Persero Tbk PT	818,400	469,406
Bank Rakyat Indonesia Persero Tbk PT	7,602,577	2,220,173
Barito Pacific Tbk PT	3,551,800	196,069
Charoen Pokphand Indonesia Tbk PT	823,600	326,000
Gudang Garam Tbk PT	54,600	87,310
Indah Kiat Pulp & Paper Tbk PT	302,600	169,501
Indofood CBP Sukses Makmur Tbk PT	283,900	158,898
Indofood Sukses Makmur Tbk PT	494,900	207,618
Kalbe Farma Tbk PT	2,264,400	256,056
Merdeka Copper Gold Tbk PT(c)	1,434,266	412,452
Sarana Menara Nusantara Tbk PT	2,610,400	218,235
Semen Indonesia Persero Tbk PT	349,500	155,199
Sumber Alfaria Trijaya Tbk PT	1,840,400	270,101
Telkom Indonesia Persero Tbk PT	5,486,800	1,680,227
Tower Bersama Infrastructure Tbk PT	635,200	120,596
Unilever Indonesia Tbk PT	852,500	263,445
United Tractors Tbk PT	186,900	425,584
Vale Indonesia Tbk PT(c)	301,600	123,617

		14,335,184
Malaysia — 1.9%
AMMB Holdings Bhd	228,300	212,192
Axiata Group Bhd	304,700	206,628
CIMB Group Holdings Bhd	727,700	870,234
Dialog Group Bhd	454,578	245,907
DiGi.Com Bhd	387,100	323,086
Genting Bhd	200,300	209,351
Genting Malaysia Bhd	339,600	225,418
HAP Seng Consolidated Bhd	99,700	154,824
Hartalega Holdings Bhd	201,500	74,738
Hong Leong Bank Bhd	70,000	325,818
Hong Leong Financial Group Bhd	34,200	147,836
IHH Healthcare Bhd	203,200	280,452

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Inari Amertron Bhd	292,600	$174,146
IOI Corp. Bhd	283,100	267,571
Kuala Lumpur Kepong Bhd	55,700	287,990
Malayan Banking Bhd	528,800	1,057,863
Malaysia Airports Holdings Bhd(c)	86,056	112,450
Maxis Bhd(b)	266,300	228,278
MISC Bhd	115,500	182,749
MR DIY Group M Bhd(a)	283,800	137,004
Nestle Malaysia Bhd	8,700	258,158
Petronas Chemicals Group Bhd	279,200	547,642
Petronas Dagangan Bhd	38,700	203,206
Petronas Gas Bhd	82,100	317,276
PPB Group Bhd	68,880	270,872
Press Metal Aluminium Holdings Bhd	438,900	465,189
Public Bank Bhd	1,660,150	1,743,224
QL Resources Bhd	121,250	138,169
RHB Bank Bhd	153,562	196,218
Sime Darby Bhd	270,300	137,718
Sime Darby Plantation Bhd	226,300	224,943
Telekom Malaysia Bhd	152,100	202,198
Tenaga Nasional Bhd	254,000	510,213
Top Glove Corp. Bhd	617,500	110,560

		11,050,121
Philippines — 1.0%
Aboitiz Equity Ventures Inc.	186,340	185,853
ACEN Corp.	1,033,640	137,651
Ayala Corp.	27,900	347,676
Ayala Land Inc.	828,360	420,502
Bank of the Philippine Islands	180,602	304,926
BDO Unibank Inc.	229,319	524,372
Converge Information and Communications Technology Solutions Inc.(c)	240,800	74,251
Globe Telecom Inc.	3,065	114,360
GT Capital Holdings Inc.	10,140	86,848
International Container Terminal Services Inc.	115,700	372,631
JG Summit Holdings Inc.	355,685	323,444
Jollibee Foods Corp.	48,310	205,911
Manila Electric Co.	26,120	139,890
Metro Pacific Investments Corp.	1,479,400	98,165
Metropolitan Bank & Trust Co.	220,572	206,153
Monde Nissin Corp.(a)(c)	694,200	203,737
PLDT Inc.	9,290	276,913
SM Investments Corp.	27,964	412,775
SM Prime Holdings Inc.	1,212,550	815,103
Universal Robina Corp.	103,930	225,577

		5,476,738
South Korea — 13.8%
Alteogen Inc.(c)	3,351	157,993
Amorepacific Corp.	3,101	282,628
AMOREPACIFIC Group	3,734	96,659
BGF retail Co. Ltd.	949	113,670
Celltrion Healthcare Co. Ltd.	9,476	507,100
Celltrion Inc.	11,085	1,560,296
Celltrion Pharm Inc.(c)	1,978	115,051
Cheil Worldwide Inc.	9,063	147,759
CJ CheilJedang Corp.	988	299,698
CJ Corp.	1,637	95,245
CJ ENM Co. Ltd.	1,301	94,826
CJ Logistics Corp.(c)	844	74,392
Coway Co. Ltd.	6,736	319,586

Security	Shares	Value

South Korea (continued)
DB Insurance Co. Ltd.	4,874	$217,058
Doosan Bobcat Inc.	5,697	146,472
Doosan Enerbility Co. Ltd.(c)	44,978	675,958
Ecopro BM Co. Ltd.	5,412	447,804
E-MART Inc.	2,181	158,337
F&F Co. Ltd./New	1,972	208,075
Green Cross Corp.	643	78,494
GS Engineering & Construction Corp.	6,923	154,856
GS Holdings Corp.	5,551	190,577
Hana Financial Group Inc.	33,591	979,065
Hankook Tire & Technology Co. Ltd.	8,470	238,785
Hanmi Pharm Co. Ltd.	827	189,515
Hanon Systems	20,639	157,830
Hanwha Solutions Corp.(c)	12,832	500,344
HD Hyundai Co. Ltd.	5,598	262,845
HLB Inc.(c)	11,001	401,639
HMM Co. Ltd.	29,606	487,910
Hotel Shilla Co. Ltd.	3,873	212,160
HYBE Co. Ltd.(c)	1,780	238,530
Hyundai Engineering & Construction Co. Ltd.	9,039	323,215
Hyundai Glovis Co. Ltd.	2,030	265,985
Hyundai Heavy Industries Co. Ltd.(c)	2,150	228,783
Hyundai Mobis Co. Ltd.	6,901	1,100,525
Hyundai Motor Co.	15,513	2,253,763
Hyundai Steel Co.	9,659	235,532
Iljin Materials Co. Ltd.	2,409	132,013
Industrial Bank of Korea	24,466	174,206
Kakao Corp.	34,682	1,883,359
Kakao Games Corp.(c)	4,073	158,866
KakaoBank Corp.(c)	13,235	267,991
Kangwon Land Inc.(c)	10,810	213,136
KB Financial Group Inc.	43,977	1,614,349
Kia Corp.	29,430	1,763,970
Korea Aerospace Industries Ltd.	8,411	381,656
Korea Electric Power Corp.(c)	28,355	442,136
Korea Investment Holdings Co. Ltd.	4,169	175,786
Korea Shipbuilding & Offshore Engineering Co. Ltd.(c)	4,955	357,607
Korea ZInc Co. Ltd.	1,058	529,240
Korean Air Lines Co. Ltd.(c)	18,946	376,553
Krafton Inc.(c)	2,703	493,771
KT&G Corp.	12,303	764,231
Kumho Petrochemical Co. Ltd.	2,287	220,597
L&F Co. Ltd.(c)	2,702	458,266
LG Chem Ltd.	5,572	2,608,232
LG Corp.	10,605	647,127
LG Display Co. Ltd.	24,324	281,112
LG Electronics Inc.	11,799	882,919
LG Energy Solution(b)(c)	2,404	823,892
LG H&H Co. Ltd.	1,083	573,493
LG Innotek Co. Ltd.	1,608	409,329
LG Uplus Corp.	21,930	187,808
Lotte Chemical Corp.	2,064	267,999
Lotte Shopping Co. Ltd.	1,396	102,469
Meritz Financial Group Inc.(b)	3,440	78,846
Meritz Fire & Marine Insurance Co. Ltd.	4,214	120,312
Meritz Securities Co. Ltd.	33,653	121,287
Mirae Asset Securities Co. Ltd.	28,640	139,673
NAVER Corp.	14,624	2,594,979
NCSoft Corp.	1,822	512,004
Netmarble Corp.(a)	2,526	119,092

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
NH Investment & Securities Co. Ltd.	17,523	$129,720
Orion Corp./Republic of Korea	2,728	199,838
Pan Ocean Co. Ltd.	32,660	124,969
Pearl Abyss Corp.(c)	3,375	141,923
POSCO Chemical Co. Ltd.	3,114	387,113
POSCO Holdings Inc.	8,814	1,667,302
S-1 Corp.	2,577	111,893
Samsung Biologics Co. Ltd.(a)(c)	1,984	1,233,967
Samsung C&T Corp.	9,377	839,587
Samsung Electro-Mechanics Co. Ltd.	6,272	649,381
Samsung Electronics Co. Ltd.	534,834	23,693,544
Samsung Engineering Co. Ltd.(b)(c)	17,995	312,880
Samsung Fire & Marine Insurance Co. Ltd.	3,393	493,118
Samsung Heavy Industries Co. Ltd.(c)	68,832	305,397
Samsung Life Insurance Co. Ltd.	8,432	389,171
Samsung SDI Co. Ltd.	6,243	2,760,040
Samsung SDS Co. Ltd.	3,498	333,844
Samsung Securities Co. Ltd.	6,617	166,584
SD Biosensor Inc.	4,178	109,232
Seegene Inc.	4,289	100,482
Shinhan Financial Group Co. Ltd.	50,005	1,354,809
SK Biopharmaceuticals Co. Ltd.(c)	3,837	204,002
SK Bioscience Co. Ltd.(c)	2,694	225,538
SK Chemicals Co. Ltd.(b)	1,370	99,315
SK Hynix Inc.	61,146	4,299,048
SK IE Technology Co. Ltd.(a)(c)	2,749	169,097
SK Inc.	4,216	729,237
SK Innovation Co. Ltd.(c)	6,150	865,768
SK Square Co. Ltd.(c)	11,291	339,283
SKC Co. Ltd.	2,494	224,111
S-Oil Corp.	4,840	367,114
Woori Financial Group Inc.	58,209	526,554
Yuhan Corp.	5,695	240,847

		78,891,974
Taiwan — 18.3%
Accton Technology Corp.	60,000	552,516
Acer Inc.	260,062	186,782
Advantech Co. Ltd.	49,604	529,176
Airtac International Group(c)	16,161	433,340
ASE Technology Holding Co. Ltd.	344,484	958,358
Asia Cement Corp.	227,229	321,672
ASMedia Technology Inc.	4,000	120,736
Asustek Computer Inc.	81,000	674,004
AUO Corp.	879,000	479,960
Catcher Technology Co. Ltd.(c)	78,000	472,820
Cathay Financial Holding Co. Ltd.	889,624	1,294,248
Chailease Holding Co. Ltd.	159,465	1,023,878
Chang Hwa Commercial Bank Ltd.	565,164	326,445
Cheng Shin Rubber Industry Co. Ltd.	223,776	259,232
China Airlines Ltd.	258,000	190,849
China Development Financial Holding Corp.	1,722,400	752,505
China Steel Corp.	1,344,867	1,273,678
Chunghwa Telecom Co. Ltd.	423,000	1,678,501
Compal Electronics Inc.	379,000	282,190
CTBC Financial Holding Co. Ltd.	1,958,265	1,499,945
Delta Electronics Inc.	222,000	1,900,686
E Ink Holdings Inc.	86,000	668,722
E.Sun Financial Holding Co. Ltd.	1,477,713	1,361,578
Eclat Textile Co. Ltd.	23,604	341,867
eMemory Technology Inc.	8,000	357,794

Security	Shares	Value

Taiwan (continued)
Eva Airways Corp.	258,000	$282,347
Evergreen Marine Corp. Taiwan Ltd.	282,867	810,616
Far Eastern New Century Corp.	258,460	276,955
Far EasTone Telecommunications Co. Ltd.	151,000	370,336
Feng TAY Enterprise Co. Ltd.	57,564	322,955
First Financial Holding Co. Ltd.	1,190,100	1,032,505
Formosa Chemicals & Fibre Corp.	406,950	914,253
Formosa Petrochemical Corp.	125,000	342,639
Formosa Plastics Corp.	462,400	1,378,689
Fubon Financial Holding Co. Ltd.	784,570	1,471,107
Giant Manufacturing Co. Ltd.	38,000	296,834
Globalwafers Co. Ltd.	26,000	411,343
Hon Hai Precision Industry Co. Ltd.	1,376,651	4,901,950
Hotai Motor Co. Ltd.	36,000	721,358
Hua Nan Financial Holdings Co. Ltd.	1,056,032	801,542
Innolux Corp.	1,118,620	440,616
Inventec Corp.	298,980	226,349
Largan Precision Co. Ltd.	12,000	763,322
Lite-On Technology Corp.	189,032	406,802
MediaTek Inc.	171,176	3,703,688
Mega Financial Holding Co. Ltd.	1,265,455	1,484,285
Micro-Star International Co. Ltd.	80,000	299,490
momo.com Inc.	7,200	170,730
Nan Ya Plastics Corp.	530,090	1,190,686
Nan Ya Printed Circuit Board Corp.	28,000	244,278
Nanya Technology Corp.	160,000	277,886
Nien Made Enterprise Co. Ltd.	21,000	193,929
Novatek Microelectronics Corp.	69,000	590,316
Parade Technologies Ltd.	9,000	251,943
Pegatron Corp.	220,000	457,560
Pou Chen Corp.	154,000	145,883
Powerchip Semiconductor Manufacturing Corp.	344,000	385,741
President Chain Store Corp.	66,000	579,979
Quanta Computer Inc.	302,000	782,907
Realtek Semiconductor Corp.	54,140	608,355
Ruentex Development Co. Ltd.	137,921	284,400
Shanghai Commercial & Savings Bank Ltd. (The)	417,980	680,349
Shin Kong Financial Holding Co. Ltd.	1,376,033	395,308
Silergy Corp.	37,000	634,309
SinoPac Financial Holdings Co. Ltd.	1,186,215	672,480
Synnex Technology International Corp.	169,050	308,141
Taishin Financial Holding Co. Ltd.	1,255,629	623,202
Taiwan Cement Corp.	657,754	846,719
Taiwan Cooperative Financial Holding Co. Ltd.	1,154,405	1,042,532
Taiwan High Speed Rail Corp.	185,000	176,872
Taiwan Mobile Co. Ltd.	175,000	572,012
Taiwan Semiconductor Manufacturing Co. Ltd.	2,755,000	45,098,746
Unimicron Technology Corp.	142,000	695,761
Uni-President Enterprises Corp.	531,650	1,148,928
United Microelectronics Corp.	1,269,000	1,688,362
Vanguard International Semiconductor Corp.	113,000	273,180
Voltronic Power Technology Corp.	8,000	451,429
Walsin Lihwa Corp.	276,884	357,577
Wan Hai Lines Ltd.	86,000	242,382
Win Semiconductors Corp.	41,000	238,142
Winbond Electronics Corp.	288,000	207,505
Wiwynn Corp.	11,000	275,369
WPG Holdings Ltd.	177,320	298,204
Yageo Corp.	52,151	557,766
Yang Ming Marine Transport Corp.	199,000	509,793

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Yuanta Financial Holding Co. Ltd.	1,065,787	$707,464
Zhen Ding Technology Holding Ltd.	78,455	291,161

		104,759,749

Thailand — 2.6%
Advanced Info Service PCL, NVDR	134,400	707,094
Airports of Thailand PCL, NVDR(c)	458,000	912,681
Asset World Corp. PCL, NVDR	928,800	142,256
B Grimm Power PCL, NVDR	30,600	31,051
Bangkok Dusit Medical Services PCL, NVDR	1,179,800	945,551
Bangkok Expressway & Metro PCL, NVDR	935,100	224,216
Berli Jucker PCL, NVDR	149,300	137,202
BTS Group Holdings PCL, NVDR(b)	670,800	154,413
Bumrungrad Hospital PCL, NVDR	61,200	362,381
Carabao Group PCL, NVDR	9,900	27,423
Central Pattana PCL, NVDR	223,600	424,037
Central Retail Corp. PCL, NVDR	229,474	254,362
Charoen Pokphand Foods PCL, NVDR	404,200	287,995
CP ALL PCL, NVDR	643,500	1,084,654
Delta Electronics Thailand PCL, NVDR	35,100	502,952
Electricity Generating PCL, NVDR	34,400	172,484
Energy Absolute PCL, NVDR	190,800	445,460
Global Power Synergy PCL, NVDR	86,100	160,272
Gulf Energy Development PCL, NVDR	338,600	475,141
Home Product Center PCL, NVDR	699,949	266,643
Indorama Ventures PCL, NVDR	204,900	242,665
Intouch Holdings PCL, NVDR	121,500	242,020
JMT Network Services PCL, NVDR	77,400	165,362
Kasikornbank PCL, NVDR	44,900	189,020
Krung Thai Bank PCL, NVDR	395,650	182,937
Krungthai Card PCL, NVDR(b)	103,400	170,489
Land & Houses PCL, NVDR	986,800	240,741
Minor International PCL, NVDR(c)	362,680	324,779
Muangthai Capital PCL, NVDR	101,000	117,503
Osotspa PCL, NVDR	189,200	161,993
PTT Exploration & Production PCL, NVDR	156,010	721,551
PTT Global Chemical PCL, NVDR	278,600	362,243
PTT Oil & Retail Business PCL, NVDR	364,000	271,739
PTT Public Company Ltd., NVDR	1,099,300	1,129,445
Ratch Group PCL, NVDR	129,600	156,335
SCB X PCL, NVS	102,800	310,750
SCG Packaging PCL, NVDR	152,600	237,044
Siam Cement PCL (The), NVDR	89,200	875,049
Srisawad Corp. PCL, NVDR(b)	86,000	114,690
Thai Oil PCL, NVDR	137,600	228,937
Thai Union Group PCL, NVDR	312,900	150,040
True Corp. PCL, NVDR	1,350,205	168,760

		14,482,360

Total Common Stocks — 99.6% (Cost: $627,805,486)		568,948,953

Security	Shares	Value

Preferred Stocks

South Korea — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	2,559	$173,651
Series 2, Preference Shares, NVS	3,956	274,449
LG Chem Ltd., Preference Shares, NVS	842	188,134
LG H&H Co. Ltd., Preference Shares, NVS	172	46,878
Samsung Electronics Co. Ltd., Preference Shares, NVS	90,553	3,663,064

		4,346,176

Total Preferred Stocks — 0.7% (Cost: $5,734,360)		4,346,176

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(c)	1,493	—

Thailand — 0.0%
Thai Oil PCL (Expires 09/14/22)(c)	12,508	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 100.3% (Cost: $633,539,846)		573,295,129

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	9,194,945	9,197,703
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	4,800,000	4,800,000

Total Short-Term Securities — 2.5% (Cost: $13,992,460)		13,997,703

Total Investments in Securities — 102.8% (Cost: $647,532,306)		587,292,832

Liabilities in Excess of Other Assets — (2.8)%		(15,912,138)

Net Assets — 100.0%		$571,380,694

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,508,212	$—		$(3,307,073	)(a)	$(5,000)	$1,564	$9,197,703	9,194,945	$113,899	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,400,000	2,400,000	(a)	—		—	—	4,800,000	4,800,000	7,517		—

						$(5,000)	$1,564	$13,997,703		$121,416		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	3	09/16/22	$73	$(3,444)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,444	$—	$—	$—	$3,444

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(128,245)	$—	$—	$—	$(128,245)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(30,685)	$—	$—	$—	$(30,685)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$609,090

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Asia ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$26,198,241	$542,525,885	$224,827	$568,948,953
Preferred Stocks	—	4,346,176	—	4,346,176
Rights	—	—	—	—
Money Market Funds	13,997,703	—	—	13,997,703

	$40,195,944	$546,872,061	$224,827	$587,292,832

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(3,444)	$—	$(3,444)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 5.6%
3R Petroleum Oleo E Gas SA(a)	59,094	$424,713
AES Brasil Energia SA	98,624	183,887
Aliansce Sonae Shopping Centers SA	53,649	181,291
Alupar Investimento SA	44,594	243,868
Ambipar Participacoes e Empreendimentos SA	38,793	204,091
Anima Holding SA(a)	67,000	65,166
Arezzo Industria e Comercio SA	20,100	356,997
Armac Locacao Logistica E Servicos SA	49,111	151,041
Auren Energia SA	97,765	288,837
Boa Vista Servicos SA	104,121	136,095
BR Malls Participacoes SA	288,100	456,871
BR Properties SA	69,309	108,978
Cia. Brasileira de Aluminio	54,136	133,717
Cia. Brasileira de Distribuicao	66,397	276,824
Cia. de Saneamento de Minas Gerais-COPASA	70,082	181,860
Cia. de Saneamento do Parana	59,362	197,516
Cia. Paranaense de Energia	32,562	216,250
Cielo SA	506,453	535,424
CM Hospitalar SA	43,483	148,777
Cogna Educacao(a)	650,996	310,332
CVC Brasil Operadora e Agencia de Viagens SA(a)	67,000	98,264
Cyrela Brazil Realty SA Empreendimentos e Participacoes	109,009	296,703
Dexco SA	132,660	250,918
EcoRodovias Infraestrutura e Logistica SA(a)	181,905	204,898
EDP - Energias do Brasil SA	90,179	393,311
Embraer SA(a)	253,595	673,667
Enauta Participacoes SA	38,793	124,602
Eneva SA(a)	354,497	1,056,186
Ez Tec Empreendimentos e Participacoes SA	59,697	207,237
Fleury SA	69,345	210,072
GPS Participacoes e Empreendimentos SA(b)	100,366	262,375
Grendene SA	131,119	192,555
Grupo De Moda Soma SA	210,708	547,993
Grupo Mateus SA(a)	134,000	165,362
Grupo SBF SA	46,565	196,109
Iguatemi SA	46,416	175,586
Infracommerce CXAAS SA(a)	52,229	57,225
Infracommerce CXAAS SA	31,387	3,017
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	27,068	143,706
Iochpe Maxion SA	47,017	122,911
IRB Brasil Resseguros S/A(a)	475,757	149,977
JHSF Participacoes SA	111,868	133,319
Light SA	90,219	98,155
Locaweb Servicos de Internet SA(a)(b)	201,052	361,340
LOG Commercial Properties e Participacoes SA	20,172	103,722
Lojas Quero Quero S/A	67,000	86,931
M. Dias Branco SA	30,887	250,960
Mahle-Metal Leve SA	16,951	79,177
Marfrig Global Foods SA	143,581	362,927
Meliuz SA(a)(b)	605,010	152,346
Minerva SA	102,376	304,034
Movida Participacoes SA	66,263	175,006
MRV Engenharia e Participacoes SA	67,000	132,264
Multiplan Empreendimentos Imobiliarios SA	110,215	510,568
Odontoprev SA	110,550	191,036
Omega Energia SA(a)	114,414	247,196
Pet Center Comercio e Participacoes SA	158,187	329,303

Security	Shares	Value

Brazil (continued)
Petroreconcavo SA	45,359	$237,850
Santos Brasil Participacoes SA	201,112	311,580
Sao Martinho SA	68,854	421,669
Sendas Distribuidora SA	302,505	1,069,326
SIMPAR SA	146,677	301,677
SLC Agricola SA	39,945	373,160
Smartfit Escola de Ginastica e Danca SA(a)	81,441	260,491
Sul America SA	98,523	467,768
Transmissora Alianca de Energia Eletrica SA	64,870	519,718
Tupy SA	26,800	137,596
Vamos Locacao de Caminhoes Maquinas e
Equipamentos SA	108,339	293,838
Via S/A(a)	444,108	274,878
Vivara Participacoes SA	40,200	195,885
YDUQS Participacoes SA	101,828	240,947

		18,959,876

Chile — 0.6%
Aguas Andinas SA, Class A	1,022,822	224,068
CAP SA	30,016	242,171
Cencosud Shopping SA	239,257	339,031
Colbun SA	3,290,906	320,921
Empresa Nacional de Telecomunicaciones SA	52,528	167,035
Itau CorpBanca Chile SA	112,408,123	250,841
Plaza SA	173,492	194,446
Vina Concha y Toro SA	160,398	195,180

		1,933,693

China — 8.9%
361 Degrees International Ltd.(a)	335,000	171,178
Agora Inc., ADR(a)	23,517	97,361
AK Medical Holdings Ltd.(b)	268,000	232,362
Akeso Inc.(a)(b)	134,000	429,003
Alphamab Oncology(a)(b)	134,000	134,877
Antengene Corp. Ltd.(a)(b)	67,000	35,348
Anxin-China Holdings Ltd.(c)	1,084,000	1
Ascentage Pharma Group International(a)(b)(d)	46,900	97,436
Asia Cement China Holdings Corp.	290,000	145,007
Ausnutria Dairy Corp. Ltd.	134,000	107,730
Bairong Inc. (a)(b)	67,000	80,067
Baozun Inc., ADR(a)(d)	20,301	172,559
Beijing Jingneng Clean Energy Co. Ltd., Class H	536,000	112,404
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	134,000	166,732
Binjiang Service Group Co. Ltd.	41,000	113,360
BOE Varitronix Ltd.	67,000	152,833
Boshiwa International Holding Ltd.(c)	32,000	—
Brii Biosciences Ltd.(a)(d)	67,000	67,120
C&D International Investment Group Ltd.	163,000	325,995
Canaan Inc.(a)(d)	76,088	267,069
Canvest Environmental Protection Group Co. Ltd.	335,000	200,827
CARsgen Therapeutics Holdings Ltd., NVS(a)(b)(d)	33,500	80,697
Central China Management Co. Ltd.	804,000	78,742
Central China New Life Ltd.	134,000	57,852
CGN Mining Co. Ltd.(a)	335,000	43,646
CGN New Energy Holdings Co. Ltd.	484,000	185,522
Changsha Broad Homes Industrial Group Co Ltd., Class H(a)(b)(d)	80,400	82,565
China Animal Healthcare Ltd.(c)	126,000	—
China Aoyuan Group Ltd.(a)(c)	603,000	59,931
China BlueChemical Ltd., Class H(d)	938,000	244,243
China Conch Environment Protection Holdings Ltd.(a)	603,000	538,223
China Datang Corp. Renewable Power Co. Ltd., Class H	871,000	218,122

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Education Group Holdings Ltd.	335,000	$291,844
China Everbright Greentech Ltd.(b)(d)	536,000	111,822
China Everbright Ltd.(d)	402,000	293,592
China Foods Ltd.	536,000	170,617
China Harmony Auto Holding Ltd.	368,500	96,814
China High Speed Transmission Equipment Group Co. Ltd.(a)(d)	359,000	202,958
China Huiyuan Juice Group Ltd.(c)	379,000	—
China Lilang Ltd.	201,000	98,153
China Metal Recycling Holdings Ltd.(c)	12,000	—
China Modern Dairy Holdings Ltd.(d)	1,742,000	230,449
China Nonferrous Mining Corp Ltd.	402,000	171,872
China Oriental Group Co. Ltd.	804,000	148,120
China Overseas Grand Oceans Group Ltd.	816,000	385,246
China Renaissance Holdings Ltd.(b)	154,100	174,335
China Shineway Pharmaceutical Group Ltd.	167,000	128,103
China South City Holdings Ltd.	2,278,000	143,221
China Tobacco International HK Co. Ltd.	94,000	138,719
China Travel International Investment Hong Kong Ltd.(a)(d)	1,074,000	195,107
China Water Affairs Group Ltd.	288,000	262,333
China XLX Fertiliser Ltd.	134,000	76,360
China Youran Dairy Group Ltd.(a)(b)(d)	402,000	121,706
China Youzan Ltd.(a)	4,556,000	72,671
China Yuhua Education Corp. Ltd.(a)(b)	670,000	105,280
China Zhongwang Holdings Ltd.(a)(c)(d)	696,800	81,212
Chindata Group Holdings Ltd., ADR(a)(d)	41,138	347,205
CIMC Enric Holdings Ltd.(d)	268,000	286,255
CMGE Technology Group Ltd.(a)	804,000	198,370
COFCO Joycome Foods Ltd.	938,000	359,075
Concord New Energy Group Ltd.	2,680,000	245,560
Cosmopolitan International Holdings Ltd.(a)	938,000	122,934
CStone Pharmaceuticals(a)(b)(d)	435,500	266,117
Dada Nexus Ltd., ADR(a)(d)	20,301	131,347
Dexin China Holdings Co. Ltd.	670,000	169,875
Differ Group Auto Ltd.(d)	1,388,000	349,871
Digital China Holdings Ltd.	466,000	207,871
Everest Medicines Ltd.(a)(b)	100,500	151,999
Excellence Commercial Property & Facilities Management Group Ltd.	402,000	167,136
FIH Mobile Ltd. (a)	1,340,000	173,573
FinVolution Group, ADR	45,962	226,133
Fu Shou Yuan International Group Ltd.	636,000	406,351
Fufeng Group Ltd.	670,400	376,704
Ganglong China Property Group Ltd.(a)	278,000	144,286
GCL New Energy Holdings Ltd.(a)	8,308,000	92,847
Gemdale Properties & Investment Corp. Ltd.	3,268,000	278,463
Genertec Universal Medical Group Co. Ltd.(b)	469,000	263,981
Golden Solar New Energy Technology Holdings Ltd. (a)	200,800	262,088
GOME Retail Holdings Ltd.(a)(d)	4,623,000	144,106
Grand Pharmaceutical Group Ltd., Class A	502,500	268,276
Greentown Management Holdings Co. Ltd.(b)	268,000	226,774
Guangzhou R&F Properties Co. Ltd., Class H(d)	160,800	33,260
Guizhou Zhongyida Co. Ltd.(a)	93,800	50,467
Haichang Ocean Park Holdings Ltd.(a)(b)	503,000	491,361
Hainan Meilan International Airport Co. Ltd., Class H(a)(d)	67,000	157,754
Hangzhou Steam Turbine Co. Ltd., Class B	139,464	209,675
Harbin Electric Co. Ltd., Class H(a)	402,000	109,252
Helens International Holdings Co. Ltd. (a)	67,000	103,493
Hello Group Inc., ADR	43,885	226,008
Hong Kong Aerospace Technology Group Ltd. (a)(d)	26,400	29,488

Security	Shares	Value

China (continued)
Hope Education Group Co. Ltd.(b)	1,206,000	$103,959
Hua Han Health Industry Holdings Ltd.(c)	1,112,400	1
Hua Medicine(a)(b)(d)	402,000	202,043
Huabao International Holdings Ltd.(d)	268,000	137,041
iDreamSky Technology Holdings Ltd.(a)(b)	375,200	252,134
I-Mab, ADR(a)	14,003	85,838
Inspur International Ltd.(a)	134,000	43,449
International Alliance Financial Leasing Co. Ltd. (a)(b)(d)	257,200	135,806
IVD Medical Holding Ltd.(d)	402,000	122,122
JH Educational Technology Inc.(a)	268,000	108,925
Jiayuan International Group Ltd.(a)(d)	536,000	14,752
Jinchuan Group International Resources Co. Ltd.	1,675,000	180,757
JinkoSolar Holding Co. Ltd., ADR(a)(d)	15,410	938,007
Joy Spreader Group Inc.(a)(d)	737,000	113,265
JW Cayman Therapeutics Co. Ltd.(a)(b)	67,000	52,023
Kangji Medical Holdings Ltd.	234,500	186,924
Kingsoft Cloud Holdings Ltd., ADR(a)	37,587	129,299
Kintor Pharmaceutical Ltd. (a)(b)	67,000	124,384
Koolearn Technology Holding Ltd.(a)(b)(d)	134,000	507,267
KWG Group Holdings Ltd.	234,500	42,189
KWG Living Group Holdings Ltd.	134,000	23,770
Lee & Man Paper Manufacturing Ltd.	402,000	144,306
LexinFintech Holdings Ltd., ADR(a)	36,850	75,174
Lifetech Scientific Corp. (a)(d)	1,608,000	524,390
Lonking Holdings Ltd.(d)	950,000	160,856
Luoyang Glass Co. Ltd., Class H (a)	134,000	186,283
Meitu Inc.(a)(b)(d)	1,742,000	185,196
MH Development Ltd.(c)	164,000	6,844
Midea Real Estate Holding Ltd.(b)	174,200	185,866
Mobvista Inc.(a)(b)	268,000	161,566
National Agricultural Holdings Ltd.(c)(d)	354,000	451
Nayuki Holdings Ltd.(a)	100,500	72,895
NetDragon Websoft Holdings Ltd.	115,500	251,301
New Horizon Health Ltd.(a)(b)(d)	100,500	256,935
Nexteer Automotive Group Ltd.	201,000	149,370
Niu Technologies, ADR(a)(d)	10,184	61,206
Noah Holdings Ltd., ADR(a)(d)	3,618	64,075
Ocumension Therapeutics(a)(b)	67,000	117,692
Peijia Medical Ltd.(a)(b)	134,000	106,688
Pou Sheng International Holdings Ltd.	1,102,000	110,781
Powerlong Real Estate Holdings Ltd.	134,000	16,804
Radiance Holdings Group Co. Ltd.(d)	268,000	129,754
Redco Properties Group Ltd.(a)(b)(d)	522,000	118,332
ReneSola Ltd., ADR(a)(d)	34,009	198,613
Road King Infrastructure Ltd.	134,000	70,084
Shanghai Industrial Holdings Ltd.	201,000	279,413
Shenzhen Investment Ltd.	804,000	147,230
Shoucheng Holdings Ltd.	1,067,200	181,438
Shougang Fushan Resources Group Ltd.	804,000	255,019
Shui On Land Ltd.	1,409,500	177,296
Sihuan Pharmaceutical Holdings Group Ltd.	1,756,000	222,685
Sino-Ocean Group Holding Ltd.	1,273,000	185,804
Sinopec Engineering Group Co. Ltd., Class H	626,000	279,678
Sinopec Kantons Holdings Ltd.	402,000	122,692
Skyworth Group Ltd.	584,000	290,152
SOHO China Ltd.(a)	1,172,500	208,802
SSY Group Ltd.	670,000	315,504
Sunac Services Holdings Ltd.(b)	335,000	101,009
Superb Summit International Group Ltd.(c)	11,913	2
SY Holdings Group Ltd.	287,000	191,974

S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
TCL Electronics Holdings Ltd.(d)	603,000	$288,075
Tiangong International Co. Ltd.	670,000	224,696
Tianjin Port Development Holdings Ltd.	806,000	60,469
Tianneng Power International Ltd.(d)	296,000	314,914
Tong Ren Tang Technologies Co. Ltd., Class H	268,000	189,445
Tongdao Liepin Group(a)	80,400	100,319
Towngas Smart Energy Co. Ltd.	402,000	176,356
Truly International Holdings Ltd.	804,000	176,133
Tuya Inc.(a)(d)	77,854	102,767
Untrade SMI Holdings(c)	468,800	1
Up Fintech Holding Ltd., ADR(a)(d)	55,744	210,155
Venus MedTech Hangzhou Inc., Class H(a)(b)	100,500	174,913
Vnet Group Inc., ADR(a)	34,180	182,863
Weimob Inc.(a)(b)(d)	670,000	308,721
West China Cement Ltd.	938,000	115,704
Wuling Motors Holdings Ltd.(d)	670,000	88,357
XD Inc.(a)(d)	80,400	199,223
Yeahka Ltd.(a)(d)	114,800	235,869
Yidu Tech Inc. (a)(b)	93,800	84,500
Yuexiu REIT(d)	938,000	287,793
Yuexiu Transport Infrastructure Ltd.	402,000	192,351
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	134,000	155,364
Zhou Hei Ya International Holdings Co. Ltd.(b)	536,000	267,779
Zhuguang Holdings Group Co. Ltd.(a)	938,000	119,510

		29,751,693

Colombia — 0.2%
Cementos Argos SA	177,791	140,057
Corp. Financiera Colombiana SA(a)	33,768	148,674
Grupo Argos SA	112,225	247,052

		535,783

Czech Republic — 0.0%
Philip Morris CR AS	134	90,878

Egypt — 0.2%
Cairo Investment & Real Estate Development Co. SAE	105,860	61,792
Cleopatra Hospital(a)	470,267	98,098
E-Finance for Digital & Financial Investments, NVS	136,613	99,597
EISewedy Electric Co.(a)	267,345	98,682
Fawry for Banking & Payment Technology Services SAE(a)	339,221	64,546
Juhayna Food Industries	208,550	78,984
Talaat Moustafa Group	296,550	118,407
Telecom Egypt Co.	105,650	85,514

		705,620

Greece — 0.6%
Aegean Airlines SA(a)	16,104	78,982
Athens Water Supply & Sewage Co. SA	17,008	132,734
GEK Terna Holding Real Estate Construction SA(a)	18,832	182,363
Hellenic Petroleum Holdings SA	15,460	106,375
Holding Co. ADMIE IPTO SA	43,270	78,201
LAMDA Development SA(a)	27,750	164,773
Motor Oil Hellas Corinth Refineries SA	20,806	392,269
Piraeus Financial Holdings SA(a)	249,575	261,207
Sarantis SA	15,003	91,117
Terna Energy SA	15,095	269,224
Titan Cement International SA	13,350	158,832

		1,916,077

Hong Kong — 0.0%
Untradelumena Newmat, NVS(c)	5,249	—

Security	Shares	Value

Hungary — 0.0%
Magyar Telekom Telecommunications PLC	185,121	$157,180

India — 23.5%
3M India Ltd.(a)	1,139	331,313
Aarti Drugs Ltd.	13,199	71,207
Aarti Industries Ltd.	70,216	724,590
Aavas Financiers Ltd.(a)	16,890	478,067
Aditya Birla Capital Ltd.(a)	174,870	246,990
Aditya Birla Fashion and Retail Ltd.(a)	113,029	429,270
Advanced Enzyme Technologies Ltd.	21,574	72,255
Aegis Logistics Ltd.	52,796	193,059
Affle India Ltd.(a)	22,110	355,803
AIA Engineering Ltd.	17,219	559,924
Ajanta Pharma Ltd.	15,879	272,323
Alembic Pharmaceuticals Ltd.	21,239	171,873
Alkyl Amines Chemicals	4,824	178,077
Allcargo Logistics Ltd.	42,880	190,504
Alok Industries Ltd.(a)	578,009	138,779
Amber Enterprises India Ltd.(a)	6,767	190,449
Angel One Ltd.	10,318	166,093
APL Apollo Tubes Ltd.(a)	49,848	586,203
Apollo Tyres Ltd.	121,873	380,229
Asahi India Glass Ltd.	21,105	167,522
Ashok Leyland Ltd.	528,764	1,011,384
Aster DM Healthcare Ltd.(a)(b)	57,486	158,522
Astral Ltd.	32,941	856,536
AstraZeneca Pharma India Ltd.	2,479	95,637
Atul Ltd.	5,628	643,687
Avanti Feeds Ltd.	27,269	157,594
Bajaj Electricals Ltd.	17,085	263,446
Balaji Amines Ltd.	3,752	161,022
Balrampur Chini Mills Ltd.	48,855	213,062
BASF India Ltd.	4,459	184,245
Bata India Ltd.	19,765	477,829
Bayer CropScience Ltd.	5,293	360,895
BEML Ltd.	8,107	186,070
Bharat Dynamics Ltd.	8,442	85,903
Bharat Heavy Electricals Ltd.(a)	324,950	237,391
Birla Corp. Ltd.	10,117	122,372
Birlasoft Ltd.	62,645	247,836
Blue Dart Express Ltd.	2,077	221,638
Blue Star Ltd.	22,378	306,994
Borosil Renewables Ltd.(a)	18,425	128,853
Brigade Enterprises Ltd.	42,612	270,614
Brightcom Group Ltd.	350,410	177,616
Brookfield India Real Estate Trust(b)	49,890	210,042
BSE Ltd.	25,192	203,861
Can Fin Homes Ltd.	26,398	207,667
Canara Bank	131,923	393,416
Carborundum Universal Ltd.	39,932	420,269
Castrol India Ltd.	157,048	223,629
CCL Products India Ltd.	26,599	159,123
CE Info Systems Ltd.	3,752	63,089
Ceat Ltd.	7,236	125,353
Central Depository Services India Ltd.	18,157	280,355
Century Plyboards India Ltd.	17,755	148,251
Century Textiles & Industries Ltd.	22,780	243,877
CESC Ltd.	218,420	221,701
CG Power and Industrial Solutions Ltd.(a)	190,615	530,763
Chambal Fertilisers and Chemicals Ltd.	66,196	288,296
Chemplast Sanmar Ltd.(a)	24,715	129,573

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Cholamandalam Financial Holdings Ltd.	37,855	$316,087
City Union Bank Ltd.	123,146	275,585
Clean Science and Technology	9,514	204,946
Coforge Ltd.	9,447	416,392
Computer Age Management Services Ltd.	10,251	293,121
Coromandel International Ltd.	40,401	530,435
CreditAccess Grameen Ltd.(a)	19,172	237,317
CRISIL Ltd.	5,762	235,584
Crompton Greaves Consumer Electricals Ltd.	207,098	1,053,790
Cummins India Ltd.	44,890	666,670
Cyient Ltd.	33,366	349,386
Dalmia Bharat Ltd.	27,805	532,069
Deepak Fertilisers & Petrochemicals Corp. Ltd.	16,147	182,508
Deepak Nitrite Ltd.	25,661	629,704
Delta Corp. Ltd.	63,248	165,250
Devyani International Ltd.(a)	90,115	205,212
Dixon Technologies India Ltd.	11,725	596,221
Dr Lal PathLabs Ltd.(b)	12,328	392,753
Easy Trip Planners Ltd.	23,383	113,039
eClerx Services Ltd.	6,097	160,065
EID Parry India Ltd.	32,428	214,522
Emami Ltd.	73,968	447,765
Embassy Office Parks REIT	157,718	718,216
Endurance Technologies Ltd.(b)	14,338	267,653
Engineers India Ltd.	163,078	138,153
EPL Ltd.	46,163	98,114
Eris Lifesciences Ltd.(b)	16,415	141,802
Exide Industries Ltd.	167,098	333,678
Federal Bank Ltd.	573,654	831,922
Fine Organic Industries Ltd.	2,412	185,828
Finolex Cables Ltd.	28,274	162,344
Finolex Industries Ltd.	97,954	185,063
Firstsource Solutions Ltd.	173,061	230,125
Fortis Healthcare Ltd.(a)	171,922	630,529
GHCL Ltd.	21,521	160,059
Gillette India Ltd.	4,288	295,298
GlaxoSmithKline Pharmaceuticals Ltd.	10,385	189,464
Glenmark Pharmaceuticals Ltd.	52,729	244,217
GMM Pfaudler Ltd.	12,060	249,533
GMR Infrastructure Ltd.(a)	782,359	349,379
Godawari Power and Ispat Ltd.	21,373	78,271
Godrej Industries Ltd.(a)	25,728	154,218
Granules India Ltd.	52,461	199,732
Graphite India Ltd.	35,309	180,789
Great Eastern Shipping Co. Ltd. (The)	42,277	300,737
Greaves Cotton Ltd.	39,262	82,734
Greenpanel Industries Ltd.	18,626	103,937
Grindwell Norton Ltd.	15,611	428,163
Gujarat Ambuja Exports Ltd.	28,609	97,465
Gujarat Fluorochemicals Ltd.	9,112	377,795
Gujarat Gas Ltd.	63,449	373,366
Gujarat Mineral Development Corp. Ltd.	21,909	45,149
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	28,207	262,498
Gujarat State Petronet Ltd.	103,314	311,364
Happiest Minds Technologies Ltd.	22,244	282,718
HFCL Ltd.	269,608	247,560
Hitachi Energy India Ltd.	2,546	118,572
ICICI Securities Ltd.(b)	30,680	191,239
IDFC First Bank Ltd.(a)	1,153,874	702,370
IDFC Ltd.	445,081	379,150

Security	Shares	Value

India (continued)
IIFL Finance Ltd.	46,699	$200,029
IIFL Wealth Management Ltd.	14,204	296,580
India Cements Ltd. (The)	57,687	163,343
Indiabulls Real Estate Ltd.(a)	256,476	275,708
IndiaMART Intermesh Ltd.(b)	6,231	340,440
Indian Bank	86,452	208,038
Indian Energy Exchange Ltd.(b)	154,770	308,449
Indian Hotels Co. Ltd. (The)	261,845	926,567
Indigo Paints Ltd.	4,489	93,749
Inox Leisure Ltd.(a)	29,413	184,219
Intellect Design Arena Ltd.	33,500	245,891
Ipca Laboratories Ltd.	49,580	561,029
IRB Infrastructure Developers Ltd.	48,515	142,469
Jaiprakash Power Ventures Ltd.(a)	998,568	93,387
JB Chemicals & Pharmaceuticals Ltd.	13,112	291,793
JK Cement Ltd.	13,199	445,574
JK Lakshmi Cement Ltd.	25,192	148,037
JK Paper Ltd.	20,569	106,878
JM Financial Ltd.	372,793	296,027
Johnson Controls-Hitachi Air Conditioning India Ltd.(a)	4,154	82,636
Jubilant Ingrevia Ltd.	27,146	157,621
Jubilant Pharmova Ltd.	30,753	134,593
Just Dial Ltd.(a)	11,053	81,039
Kajaria Ceramics Ltd.	29,078	421,656
Kansai Nerolac Paints Ltd.	50,212	316,908
Karur Vysya Bank Ltd. (The)	150,214	127,618
Kaveri Seed Co. Ltd.	17,956	102,256
KEC International Ltd.	42,009	213,259
KEI Industries Ltd.	23,517	428,551
KNR Constructions Ltd.	61,908	200,826
KPIT Technologies Ltd.	58,223	402,261
KPR Mill Ltd.	32,679	245,769
Krishna Institute Of Medical Sciences Ltd.(a)(b)	12,127	182,172
L&T Finance Holdings Ltd.	279,281	274,297
Lakshmi Machine Works Ltd.	1,273	190,810
Laurus Labs Ltd.(b)	117,049	842,567
Laxmi Organic Industries Ltd.	23,651	96,874
Lemon Tree Hotels Ltd.(a)(b)	99,160	85,880
LIC Housing Finance Ltd.	117,895	599,041
Linde India Ltd.	7,035	300,274
Lloyds Metals & Energy Ltd.	26,934	46,602
Mahanagar Gas Ltd.	20,234	219,856
Mahindra & Mahindra Financial Services Ltd.	225,857	575,233
Mahindra CIE Automotive Ltd.	61,037	208,526
Mahindra Lifespace Developers Ltd.	22,981	148,493
Manappuram Finance Ltd.	149,946	196,994
Mastek Ltd.	6,164	144,438
Max Financial Services Ltd.(a)	76,782	789,049
Max Healthcare Institute Ltd.(a)	174,517	843,420
Medplus Health Services Ltd.(a)	12,998	119,017
Metropolis Healthcare Ltd.(b)	11,256	200,611
Mindspace Business Parks REIT(b)	53,600	248,264
Motherson Sumi Wiring India Ltd.	447,694	454,847
Motilal Oswal Financial Services Ltd.	15,544	148,987
Multi Commodity Exchange of India Ltd.	8,169	130,878
Narayana Hrudayalaya Ltd.	26,130	228,456
Natco Pharma Ltd.	33,567	258,143
National Aluminium Co. Ltd.	302,706	301,437
Navin Fluorine International Ltd.	11,792	628,317
Nazara Technologies Ltd.(a)	9,246	75,277

S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
NCC Ltd./India	233,778	$202,974
Network18 Media & Investments Ltd.(a)	59,898	52,310
NIIT Ltd.	32,964	141,834
Nippon Life India Asset Management Ltd.(b)	48,709	183,166
Nuvoco Vistas Corp. Ltd.(a)	45,426	203,291
Oberoi Realty Ltd.	45,292	566,124
Oil India Ltd.	90,651	218,277
Olectra Greentech Ltd.(a)	20,636	158,623
Oracle Financial Services Software Ltd.	7,772	307,047
Orient Electric Ltd.	57,352	185,896
Paisalo Digital Ltd.	113,230	105,951
PB Fintech Ltd.(a)	50,183	312,515
Persistent Systems Ltd.	17,889	777,993
Phoenix Mills Ltd. (The)	34,438	602,280
Piramal Enterprises Ltd.	41,226	543,972
Poly Medicure Ltd.	10,854	115,289
Polycab India Ltd.	15,410	472,663
Polyplex Corporation Ltd.	4,489	120,079
Poonawalla Fincorp Ltd.	95,408	360,729
Praj Industries Ltd.	43,349	225,463
Prestige Estates Projects Ltd.	52,930	300,584
Procter & Gamble Health Ltd.	3,082	162,583
PVR Ltd.(a)	17,755	403,347
Quess Corp. Ltd.(b)	27,068	192,628
Radico Khaitan Ltd.	29,212	380,358
Rain Industries Ltd.	79,193	194,980
Rajesh Exports Ltd.	22,579	166,372
Ramco Cements Ltd. (The)	47,637	449,487
Ratnamani Metals & Tubes Ltd.	10,954	254,960
RattanIndia Enterprises Ltd.(a)	170,917	109,012
Raymond Ltd.	11,561	137,737
RBL Bank Ltd.(a)(b)	55,275	83,436
REC Ltd.	478,916	650,278
Redington India Ltd.	195,171	364,164
Relaxo Footwears Ltd.	19,229	239,900
Reliance Power Ltd.(a)	922,657	191,674
Rhi Magnesita India Ltd.	17,420	128,086
Route Mobile Ltd.	12,797	240,316
Sanofi India Ltd.	2,814	218,166
Saregama India Ltd.	28,810	144,095
Schaeffler India Ltd.	17,286	654,226
Sharda Cropchem Ltd.	7,236	46,720
Sheela Foam Ltd.(a)	5,025	187,356
Shoppers Stop Ltd.(a)	10,921	84,650
Shree Renuka Sugars Ltd.(a)	263,980	153,254
Shriram City Union Finance Ltd.	9,045	215,004
SKF India Ltd.	8,040	487,888
Sobha Ltd.	21,373	185,078
Solar Industries India Ltd.	10,385	431,917
Sonata Software Ltd.	22,579	199,920
SpiceJet Ltd.(a)	366,356	211,030
Sterlite Technologies Ltd.	92,326	196,864
Sumitomo Chemical India Ltd.	30,161	184,156
Sun TV Network Ltd.	30,954	193,339
Sundram Fasteners Ltd.	36,850	384,277
Suprajit Engineering Ltd.	32,830	138,879
Supreme Industries Ltd.	23,115	567,341
Supreme Petrochem Ltd.	12,395	120,658
Suven Pharmaceuticals Ltd.	38,793	237,599
Suzlon Energy Ltd.(a)	1,916,267	194,525

Security	Shares	Value

India (continued)
Syngene International Ltd.(b)	46,632	$348,405
Tanla Platforms Ltd.	23,718	209,948
Tata Chemicals Ltd.	59,429	835,129
Tata Communications Ltd.	40,482	605,411
Tata Teleservices Maharashtra Ltd.(a)	184,920	252,392
TCI Express Ltd.	5,293	116,521
TeamLease Services Ltd.(a)	5,092	215,721
Tejas Networks Ltd.(a)(b)	26,130	198,536
Thermax Ltd.	15,410	463,883
Thyrocare Technologies Ltd.(b)	9,045	69,855
Timken India Ltd.	8,241	310,375
Torrent Power Ltd.	66,732	484,338
Trident Ltd.	447,426	202,705
Triveni Engineering & Industries Ltd.	37,788	110,520
TTK Prestige Ltd.	17,420	208,469
Tube Investments of India Ltd.	38,592	1,088,128
TV18 Broadcast Ltd.(a)	252,389	127,581
TVS Motor Co. Ltd.	67,268	823,439
UNO Minda Ltd.	65,660	471,350
UTI Asset Management Co. Ltd.	16,147	165,524
Vakrangee Ltd.	251,920	86,904
Vardhman Textiles Ltd.	33,500	138,298
V-Guard Industries Ltd.	62,444	176,575
Vijaya Diagnostic Centre Pvt Ltd.(a)	12,462	55,112
Vinati Organics Ltd.(a)	10,921	299,705
VIP Industries Ltd.	27,269	201,260
V-Mart Retail Ltd.	4,824	175,940
Vodafone Idea Ltd.(a)	3,149,804	353,186
Voltas Ltd.	76,198	948,788
Welspun Corp. Ltd.	35,108	98,440
Westlife Development Ltd.(a)	2,881	23,200
Whirlpool of India Ltd.	11,658	265,036
Yes Bank Ltd., (Acquired 03/16/20, Cost: $336,376)(a)(e)	433,083	84,704
Yes Bank Ltd.(a)	100	21
Zee Entertainment Enterprises Ltd.	311,923	993,771
Zensar Technologies Ltd.	40,468	114,975
ZF Commercial Vehicle Control Systems India Ltd.	268	32,209

		78,952,200

Indonesia — 2.7%
Ace Hardware Indonesia Tbk PT	2,345,000	113,754
Adi Sarana Armada Tbk PT(a)	676,700	66,471
AKR Corporindo Tbk PT	3,518,000	284,324
Astra Agro Lestari Tbk PT	214,400	132,151
Bank Aladin Syariah Tbk PT(a)	1,862,600	211,452
Bank BTPN Syariah Tbk PT	844,200	168,231
Bank Bukopin Tbk PT(a)	6,445,400	79,468
Bank Neo Commerce Tbk PT(a)	1,862,600	153,461
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,132,264	106,025
Bank Tabungan Negara Persero Tbk PT	1,688,400	171,059
Berkah Beton Sadaya Tbk PT	1,313,200	404,334
BFI Finance Indonesia Tbk PT	2,927,900	246,358
Bukit Asam Tbk PT	1,386,900	396,833
Bumi Resources Minerals Tbk PT(a)	14,398,300	240,578
Bumi Serpong Damai Tbk PT(a)	2,887,700	178,751
Ciputra Development Tbk PT	3,678,563	235,448
Cisarua Mountain Dairy PT TBK	375,200	110,468
Digital Mediatama Maxima Tbk PT(a)	670,000	62,088
Erajaya Swasembada Tbk PT	2,894,400	95,090
Hanson International Tbk PT(a)(c)	25,794,200	—

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Harum Energy Tbk PT	938,000	$107,287
Indika Energy Tbk PT	435,500	84,133
Indo Tambangraya Megah Tbk PT	147,500	390,695
Indocement Tunggal Prakarsa Tbk PT	442,200	281,218
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	2,071,657	99,099
Inti Agri Resources Tbk PT(a)(c)	12,327,500	—
Japfa Comfeed Indonesia Tbk PT	1,742,000	185,896
Jasa Marga Persero Tbk PT(a)	844,200	195,532
Lippo Karawaci Tbk PT(a)	9,060,800	70,166
M Cash Integrasi PT(a)	174,200	134,384
Matahari Department Store Tbk PT	341,700	88,273
Medco Energi Internasional Tbk PT	3,570,412	206,956
Media Nusantara Citra Tbk PT	2,546,300	156,816
Medikaloka Hermina Tbk PT	1,132,300	113,798
Metro Healthcare Indonesia TBK PT(a)	7,403,500	238,428
Mitra Adiperkasa Tbk PT(a)	3,584,500	243,549
Pabrik Kertas Tjiwi Kimia Tbk PT	589,600	268,860
Pacific Strategic Financial Tbk PT(a)	2,673,300	215,233
Pakuwon Jati Tbk PT	6,552,600	213,582
Panin Financial Tbk PT	5,648,100	145,365
Perusahaan Gas Negara Tbk PT	3,966,400	490,711
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,433,800	113,938
Smartfren Telecom Tbk PT(a)	35,362,600	235,890
Sugih Energy Tbk PT(a)(c)	1,824,800	—
Summarecon Agung Tbk PT	3,966,450	160,005
Surya Citra Media Tbk PT	8,790,400	133,761
Surya Esa Perkasa Tbk PT	2,807,300	210,563
Timah Tbk PT	964,800	96,973
Transcoal Pacific Tbk PT	355,100	198,574
Waskita Karya Persero Tbk PT(a)	5,808,994	220,725
XL Axiata Tbk PT	1,172,600	207,628

		8,964,382

Kuwait — 1.2%
Al Ahli Bank of Kuwait KSCP	268,000	304,178
Boubyan Petrochemicals Co. KSCP	182,709	543,570
Boursa Kuwait Securities Co. KPSC	38,391	286,706
Burgan Bank SAK	136,964	107,998
Gulf Cable & Electrical Industries Co. KSCP	22,043	103,570
Humansoft Holding Co. KSC	38,927	437,228
Jazeera Airways Co. KSCP	23,182	140,884
Kuwait International Bank KSCP	386,305	269,418
Kuwait Projects Co. Holding KSCP	164,552	86,088
National Industries Group Holding SAK	798,994	725,413
National Investments Co. KSCP	14,271	13,347
National Real Estate Co. KPSC(a)	356,541	193,034
Qurain Petrochemical Industries Co.	223,747	229,439
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	356,909	232,880
Warba Bank KSCP(a)	534,278	433,255

		4,107,008

Malaysia — 2.9%
Alliance Bank Malaysia Bhd	368,700	289,917
Axis Real Estate Investment Trust	562,800	236,412
Bank Islam Malaysia Bhd(d)	281,400	163,723
Bermaz Auto Bhd	475,800	193,106
British American Tobacco Malaysia Bhd	60,444	139,107
Bumi Armada Bhd(a)(d)	938,000	86,209
Bursa Malaysia Bhd	254,750	364,077
Carlsberg Brewery Malaysia Bhd	67,000	345,895

Security	Shares	Value

Malaysia (continued)
Chin Hin Group Bhd, NVS(d)	268,000	$154,567
D&O Green Technologies Bhd	180,900	154,369
Dagang NeXchange Bhd	830,800	156,725
DRB-Hicom Bhd	448,900	144,037
Fraser & Neave Holdings Bhd	6,700	33,408
Frontken Corp. Bhd	418,350	253,569
Gamuda Bhd	542,700	462,412
Genting Plantations Bhd	53,600	80,361
Greatech Technology Bhd(a)	214,500	169,504
Heineken Malaysia Bhd	40,500	212,915
Hibiscus Petroleum Bhd	274,700	64,358
Hong Seng Consolidated Bhd(a)	670,000	69,684
IGB Real Estate Investment Trust	710,200	256,633
IJM Corp. Bhd	1,065,300	405,473
IOI Properties Group Bhd	495,800	109,281
Kossan Rubber Industries Bhd(d)	596,300	134,180
Lotte Chemical Titan Holding Bhd(b)	234,500	89,598
Magnum Bhd	375,350	136,328
Mah Sing Group Bhd	402,000	54,618
Malaysia Building Society Bhd(d)	1,199,400	154,606
Malaysian Pacific Industries Bhd	33,500	224,929
My EG Services Bhd	2,045,000	362,605
Padini Holdings Bhd	201,000	150,003
Pentamaster Corp. Bhd	274,750	243,474
Scientex Bhd	342,500	269,191
Sime Darby Property Bhd	1,199,800	128,197
SKP Resources Bhd(d)	442,200	166,307
SP Setia Bhd Group(d)	676,800	112,854
Sports Toto Bhd(d)	395,400	159,488
Sunway Bhd	493,800	180,371
Sunway Construction Group Bhd	308,320	106,468
Sunway REIT	837,500	278,443
Supermax Corp. Bhd	855,516	139,178
Syarikat Takaful Malaysia Keluarga Bhd(d)	133,544	99,200
TIME dotCom Bhd	434,200	462,771
TSH Resources Bhd	154,100	38,085
UMW Holdings Bhd	140,800	96,487
Unisem M Bhd	147,400	89,272
United Plantations Bhd	13,400	44,249
UWC Bhd(d)	268,000	230,969
ViTrox Corp. Bhd	161,000	255,883
VS Industry Bhd(d)	1,125,850	251,932
Yinson Holdings Bhd	694,400	325,999
YTL Corp. Bhd	1,054,300	138,528

		9,669,955

Mexico — 1.9%
Alsea SAB de CV(a)	201,100	364,938
Banco del Bajio SA(b)	268,000	558,973
Bolsa Mexicana de Valores SAB de CV	127,300	229,938
Concentradora Fibra Danhos SA de CV(d)	93,800	109,646
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(d)	341,700	304,954
Corp Inmobiliaria Vesta SAB de CV	234,500	432,067
FIBRA Macquarie Mexico(b)	294,900	371,653
GCC SAB de CV	67,020	383,295
Genomma Lab Internacional SAB de CV, Class B(d)	301,600	246,561
Gentera SAB de CV	395,300	307,858
Grupo Aeroportuario del Centro Norte SAB de CV	104,808	685,350
Grupo Comercial Chedraui SA de CV	67,000	190,892
Grupo Rotoplas SAB de CV	78,467	105,082

S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Traxion SAB de CV(a)(b)(d)	87,100	$95,416
La Comer SAB de CV(d)	174,200	290,182
Nemak SAB de CV(a)(b)	643,296	136,026
PLA Administradora Industrial S. de RL de CV(d)	288,100	385,678
Prologis Property Mexico SA de CV	167,531	433,411
Qualitas Controladora SAB de CV	53,600	234,817
Regional SAB de CV(d)	80,400	434,076

		6,300,813

Panama — 0.1%
Intercorp Financial Services Inc.	12,127	261,458

Philippines — 0.9%
Alliance Global Group Inc.	1,373,500	245,281
AREIT Inc.	120,600	82,503
Bloomberry Resorts Corp.(a)	1,661,600	209,381
Century Pacific Food Inc.	415,400	183,455
Cosco Capital Inc.	1,675,000	128,651
D&L Industries Inc.	938,100	125,958
DMCI Holdings Inc.	1,701,800	287,525
LT Group Inc.	964,800	151,465
Manila Water Co. Inc.	449,000	123,721
Megaworld Corp.	4,020,000	178,453
Puregold Price Club Inc.	268,000	163,201
RL Commercial REIT Inc.	1,145,700	125,188
Robinsons Land Corp.	743,700	248,326
Robinsons Retail Holdings Inc.	116,040	123,985
Security Bank Corp.	133,040	212,665
Semirara Mining & Power Corp.	281,400	205,824
Wilcon Depot Inc.	643,300	343,101

		3,138,683

Poland — 0.9%
Alior Bank SA(a)	35,175	194,224
AmRest Holdings SE(a)(d)	39,863	168,137
Asseco Poland SA(d)	23,986	365,669
Bank Millennium SA(a)(d)	236,443	190,029
Budimex SA(d)	4,623	248,424
CCC SA(a)(d)	23,117	185,396
Ciech SA(a)	10,519	71,589
Enea SA(a)	81,941	131,842
Grupa Azoty SA(a)	18,894	130,773
Jastrzebska Spolka Weglowa SA(a)	18,894	190,857
KRUK SA(d)	6,499	417,863
LiveChat Software SA	6,834	151,511
Neuca SA	938	147,286
Tauron Polska Energia SA(a)(d)	380,091	186,224
Warsaw Stock Exchange	9,380	68,599

		2,848,423

Qatar — 1.0%
Aamal Co.	690,837	220,257
Al Meera Consumer Goods Co. QSC	32,293	160,287
Baladna	416,606	190,146
Doha Bank QPSC	469,134	321,181
Gulf International Services QSC(a)	242,684	138,586
Gulf Warehousing Co.	135,340	175,571
Medicare Group	67,335	136,596
Qatar Aluminum Manufacturing Co.	957,229	487,486
Qatar Insurance Co. SAQ	603,804	380,333
Qatar National Cement Co. QSC	103,783	139,708
Qatar Navigation QSC	192,972	583,501
United Development Co. QSC	625,964	272,095

Security	Shares	Value

Qatar (continued)
Vodafone Qatar QSC	636,366	$283,976

		3,489,723

Russia — 0.0%
Credit Bank of Moscow PJSC(a)(c)	4,743,600	778
Detsky Mir PJSC(b)(c)	238,520	39
Federal Grid Co. Unified Energy System PJSC(a)(c)	142,040,000	23
Globaltrans Investment PLC, GDR(c)(f)	36,180	6
Lenta PJSC, GDR(a)(c)	58,692	10
LSR Group PJSC(a)(c)	16,818	3
Mosenergo PJSC(c)	4,900,000	803
QIWI PJSC, ADR(c)	20,971	3
Rostelecom PJSC(c)	373,860	61
Segezha Group PJSC(b)(c)	1,675,000	275
Sistema PJSFC(c)	1,865,280	306
Sovcomflot PJSC(c)	338,350	55
Unipro PJSC(c)	4,288,000	703
United Medical Group, GDR(c)	11,658	2

		3,067

Saudi Arabia — 3.2%
Abdullah Al Othaim Markets Co.	11,725	399,254
Al Hammadi Holding	37,430	444,939
Al Jouf Agricultural Development Co.	6,566	86,201
Al Moammar Information Systems Co.	5,869	160,197
Al Rajhi Co. for Co-operative Insurance(a)	7,906	210,322
Aldrees Petroleum and Transport Services Co.	16,080	299,029
AlKhorayef Water & Power Technologies Co.	1,675	56,016
Almunajem Foods Co.	6,365	117,586
Alujain Corp.	12,414	205,746
Arabian Cement Co./Saudi Arabia	21,306	224,017
Arabian Contracting Services Co.	2,948	85,089
Arriyadh Development Co.	40,183	243,040
Astra Industrial Group	6,767	92,885
City Cement Co.	34,706	223,075
Co. for Cooperative Insurance (The)(a)	12,998	262,101
Dallah Healthcare Co.	11,859	372,491
Dur Hospitality Co.(a)	19,430	119,104
Eastern Province Cement Co.	21,105	246,418
Fawaz Abdulaziz Al Hokair & Co.(a)	17,941	105,696
Halwani Brothers Co.	5,427	102,385
Herfy Food Services Co.(a)	9,715	113,373
Jadwa REIT Saudi Fund	56,950	199,720
Leejam Sports Co. JSC	10,077	224,075
Maharah Human Resources Co.	10,720	186,394
Methanol Chemicals Co.(a)	8,308	82,186
Middle East Paper Co.	6,432	101,103
National Agriculture Development Co. (The)(a)	25,259	205,976
National Gas & Industrialization Co.	16,080	248,843
National Medical Care Co.	4,489	74,924
Qassim Cement Co. (The)	19,095	407,401
Saudi Airlines Catering Co.(a)	13,802	277,742
Saudi Arabia Refineries Co.	2,412	67,762
Saudi Cement Co.	26,175	386,558
Saudi Ceramic Co.	17,073	196,076
Saudi Chemical Co. Holding	23,249	180,786
Saudi Fisheries Co.(a)	16,016	154,064
Saudi Ground Services Co.(a)	37,922	296,525
Saudi Industrial Services Co.	15,216	98,686
Saudi Pharmaceutical Industries & Medical Appliances Corp.	25,929	192,690
Saudi Public Transport Co.(a)	25,460	116,114

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Real Estate Co.(a)	82,786	$306,163
Saudia Dairy & Foodstuff Co.	7,504	396,735
Seera Group Holding(a)	61,305	292,704
Sinad Holding Co.(a)	17,554	74,475
Southern Province Cement Co.	25,996	401,114
United Electronics Co.	12,328	391,727
United International Transportation Co.	15,142	185,718
Yamama Cement Co.(a)	49,312	386,963
Yanbu Cement Co.	33,031	350,028

		10,652,216

South Africa — 3.8%
Adcock Ingram Holdings Ltd.	24,321	70,271
AECI Ltd.	38,123	184,731
Astral Foods Ltd.	16,683	201,555
AVI Ltd.	125,759	540,370
Barloworld Ltd.	56,682	287,898
Coronation Fund Managers Ltd.	84,286	155,166
Dis-Chem Pharmacies Ltd.(b)	127,032	262,932
Distell Group Holdings Ltd.(a)	56,347	565,814
DRDGOLD Ltd.	174,669	94,647
Equites Property Fund Ltd.	210,983	220,729
Fortress REIT Ltd., Series A	440,793	268,149
Hyprop Investments Ltd.	132,622	275,251
Investec Ltd.	96,949	455,971
Investec Property Fund Ltd.	263,524	157,541
JSE Ltd.	33,031	207,071
KAP Industrial Holdings Ltd.	732,426	194,027
Life Healthcare Group Holdings Ltd.	493,790	578,611
Momentum Metropolitan Holdings	340,561	330,352
Motus Holdings Ltd.	49,111	332,591
Netcare Ltd.	360,326	308,728
Ninety One Ltd.	73,363	165,539
Oceana Group Ltd.(d)	43,751	139,979
Omnia Holdings Ltd.	58,022	209,194
Pick n Pay Stores Ltd.	134,335	484,755
PSG Group Ltd.(a)	58,826	309,881
Rand Merchant Investment Holdings Ltd.	270,917	427,837
Redefine Properties Ltd.	2,542,556	564,064
Resilient REIT Ltd.(d)	104,453	329,359
Reunert Ltd.	53,600	140,816
Royal Bafokeng Platinum Ltd.	45,359	384,693
Santam Ltd.	14,090	199,997
Sappi Ltd.(a)	222,507	593,114
Steinhoff International Holdings NV(a)	1,615,839	219,690
Super Group Ltd./South Africa	144,988	245,783
Telkom SA SOC Ltd.(a)	111,086	285,096
Thungela Resources Ltd.(d)	46,163	879,877
Tiger Brands Ltd.	57,434	559,025
Transaction Capital Ltd.	204,752	450,176
Truworths International Ltd.	130,985	436,808
Vukile Property Fund Ltd.(d)	67,000	52,583
Wilson Bayly Holmes-Ovcon Ltd.	13,400	68,973

		12,839,644

South Korea — 14.3%
ABLBio Inc.(a)	11,524	195,041
Advanced Nano Products Co. Ltd.	1,608	115,658
AfreecaTV Co. Ltd.	3,015	171,117
Ahnlab Inc.	2,647	164,737
Amicogen Inc.(a)(d)	9,045	156,466
Ananti Inc.(a)	33,969	171,915

Security	Shares	Value

South Korea (continued)
Asiana Airlines Inc.(a)	15,262	$171,711
BGF Co. Ltd.	17,420	52,406
BH Co. Ltd.	10,117	236,578
Binex Co. Ltd.(a)(d)	12,127	134,432
Bioneer Corp.(a)(d)	8,771	195,738
BNC Korea Co. Ltd.(a)(d)	23,900	195,319
BNK Financial Group Inc.	101,505	506,135
Boryung	12,346	93,107
Bukwang Pharmaceutical Co. Ltd.	28,274	189,307
Cellivery Therapeutics Inc.(a)	6,700	70,623
Chabiotech Co. Ltd.(a)	18,772	237,964
Chong Kun Dang Pharmaceutical Corp.(d)	3,082	197,077
Chunbo Co. Ltd.(d)	1,541	258,397
CJ CGV Co. Ltd.(a)	13,132	199,910
CMG Pharmaceutical Co. Ltd.(a)	53,069	111,038
Com2uSCorp.	3,216	192,792
Cosmax Inc.(d)	4,355	202,689
CosmoAM&T Co. Ltd.(a)	8,040	383,936
COWELL FASHION Co. Ltd.(d)	16,750	82,086
Creative & Innovative System(a)(d)	17,688	189,105
CS Wind Corp.	10,084	513,754
Cuckoo Homesys Co. Ltd.(d)	4,355	102,909
Daeduck Electronics Co. Ltd./New	15,142	332,045
Daejoo Electronic Materials Co. Ltd.(d)	4,154	302,015
Daesang Corp.(d)	10,586	178,190
Daewoo Engineering & Construction Co. Ltd.(a)	69,684	268,734
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(d)	15,879	236,905
Daewoong Co. Ltd.(d)	9,045	163,200
Daewoong Pharmaceutical Co. Ltd.	1,809	235,928
Daishin Securities Co. Ltd.	14,338	164,231
Danal Co. Ltd.(a)(d)	20,904	113,029
Daou Technology Inc.	11,063	154,689
Dawonsys Co. Ltd.(d)	9,401	161,656
DB HiTek Co. Ltd.(d)	13,686	469,768
Dentium Co. Ltd.	3,685	239,679
DGB Financial Group Inc.	63,115	349,814
DIO Corp.(a)	5,844	116,472
DL E&C Co. Ltd.(d)	12,864	390,451
DL Holdings Co. Ltd.(d)	3,551	176,234
Dong-A Socio Holdings Co. Ltd.	1,675	135,535
Dong-A ST Co. Ltd.	3,149	132,209
Dongjin Semichem Co. Ltd.(d)	12,765	325,700
DongKook Pharmaceutical Co. Ltd.(d)	11,218	154,575
Dongkuk Steel Mill Co. Ltd.(d)	23,271	227,968
Dongsuh Cos. Inc.(d)	11,212	204,109
Dongwha Enterprise Co. Ltd.(a)(d)	1,876	94,341
Dongwon F&B Co. Ltd.	757	87,467
Doosan Co. Ltd.	2,546	155,810
Doosan Fuel Cell Co. Ltd.(a)(d)	15,611	441,631
DoubleUGames Co. Ltd.	4,288	136,782
Douzone Bizon Co. Ltd.	7,431	199,154
Duk San Neolux Co. Ltd.(a)	3,886	103,825
Ecopro Co. Ltd.	7,237	613,374
Ecopro HN Co. Ltd.(d)	4,489	177,334
Enchem Co. Ltd.(a)	2,613	114,690
Eo Technics Co. Ltd.	3,015	167,983
Eoflow Co. Ltd.(a)	9,514	135,653
ESR Kendall Square REIT Co. Ltd.	44,823	184,965
Eubiologics Co. Ltd.(a)(d)	11,591	136,510
Eugene Technology Co. Ltd.	5,159	104,625

S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Fila Holdings Corp.	16,817	$388,436
Foosung Co. Ltd.	19,713	235,819
GC Cell Corp.(a)(d)	4,020	174,534
GemVax & Kael Co. Ltd.(a)	11,658	117,642
Geneone Life Science Inc.(a)	30,753	246,513
Genexine Inc.(a)	10,497	236,801
Giantstep Inc., NVS(a)	6,164	108,711
GOLFZON Co. Ltd.	1,273	125,121
Grand Korea Leisure Co. Ltd.(a)	14,750	174,996
Green Cross Holdings Corp.(d)	10,787	150,942
GS Retail Co. Ltd.	15,075	284,971
HAESUNG DS Co. Ltd.	2,211	96,151
Hana Materials Inc.	3,283	92,284
Hana Tour Service Inc.(a)	4,678	202,934
Hanall Biopharma Co. Ltd.(a)(d)	16,482	215,008
Handsome Co. Ltd.(d)	6,568	138,490
Hanil Cement Co. Ltd./New	8,576	97,228
Hanjin Transportation Co. Ltd.	4,757	91,121
Hankook & Co. Co. Ltd.(d)	8,805	85,823
Hanmi Semiconductor Co. Ltd.	15,544	138,093
Hansae Co. Ltd.	6,030	70,729
Hansol Chemical Co. Ltd.(d)	3,350	541,041
Hanssem Co. Ltd.(d)	4,020	160,766
Hanwha Aerospace Co. Ltd.(d)	13,296	804,372
Hanwha Corp.	12,931	305,793
Hanwha Investment & Securities Co. Ltd.	45,694	105,266
Hanwha Life Insurance Co. Ltd.(a)	114,302	196,092
Hanwha Systems Co. Ltd.	16,817	194,054
HDC Hyundai Development Co-Engineering & Construction, Class E(d)	12,566	116,112
Helixmith Co. Ltd.(a)(d)	16,286	200,352
Hite Jinro Co. Ltd.	12,060	273,752
HLB Life Science Co. Ltd.(a)(d)	30,900	337,552
Hugel Inc.(a)	2,546	230,418
Hwaseung Enterprise Co. Ltd.	9,849	96,864
Hyosung Advanced Materials Corp.(d)	951	298,113
Hyosung Chemical Corp.(a)	938	120,453
Hyosung Corp.	2,825	156,978
Hyosung Heavy Industries Corp.(a)	2,381	130,550
Hyosung TNC Corp.	1,005	233,721
Hyundai Autoever Corp.	2,479	221,090
Hyundai Bioscience Co. Ltd.(a)(d)	14,405	369,221
Hyundai Department Store Co. Ltd.(d)	5,398	248,329
Hyundai Doosan Infracore Co. Ltd.(a)(d)	45,493	208,136
Hyundai Electric & Energy System Co. Ltd.(a)	7,483	177,161
Hyundai Elevator Co. Ltd.(d)	10,921	237,467
Hyundai Feed Inc.	3,015	52,859
Hyundai Marine & Fire Insurance Co. Ltd.	20,291	475,985
Hyundai Mipo Dockyard Co. Ltd.(a)	8,888	705,581
Hyundai Rotem Co. Ltd.(a)(d)	27,872	625,904
Hyundai Wia Corp.(d)	6,069	341,570
Il Dong Pharmaceutical Co. Ltd.(a)	5,561	153,831
Iljin Hysolus Co. Ltd.(a)	5,226	142,560
Ilyang Pharmaceutical Co. Ltd.	8,375	135,643
Innocean Worldwide Inc.	3,838	121,356
Innox Advanced Materials Co. Ltd.	3,216	82,331
Intellian Technologies Inc.	1,608	87,697
iNtRON Biotechnology Inc.(a)	6,700	57,019
IS Dongseo Co. Ltd.	6,164	169,291
JB Financial Group Co. Ltd.	43,970	248,416

Security	Shares	Value

South Korea (continued)
Jin Air Co. Ltd.(a)	12,864	$166,160
Jusung Engineering Co. Ltd.(d)	13,199	155,209
JW Pharmaceutical Corp.	7,330	119,139
JYP Entertainment Corp.(d)	10,727	485,647
K Car Co. Ltd., NVS(d)	3,149	50,186
KCC Corp.	1,675	365,752
KCC Glass Corp.	3,944	147,742
KEPCO Engineering & Construction Co. Inc.(d)	4,958	269,884
KEPCO Plant Service & Engineering Co. Ltd.	8,710	267,313
KG Dongbu Steel Co. Ltd.(d)	12,261	114,173
KIWOOM Securities Co. Ltd.(d)	6,030	383,168
KMW Co. Ltd.(a)	11,993	284,813
Koh Young Technology Inc.	20,606	215,745
Kolmar Korea Co. Ltd.(d)	7,102	201,928
Kolon Industries Inc.	6,901	268,241
KoMiCo Ltd.	1,943	67,238
Korea Electric Terminal Co. Ltd.	2,523	124,959
Korea Line Corp.(a)	85,425	144,379
Korea REIT & Trust Co. Ltd.	87,033	105,466
Korean Reinsurance Co.	37,690	234,461
Kukjeon Pharmaceutical Co. Ltd., NVS	16,147	104,596
Kumho Tire Co. Inc.(a)(d)	39,530	102,088
Kyung Dong Navien Co. Ltd.	3,286	105,750
L&C Bio Co. Ltd.(d)	6,365	123,844
LEENO Industrial Inc.	3,632	386,557
LegoChem Biosciences Inc.(a)	8,174	272,837
LIG Nex1 Co. Ltd.	4,466	352,258
LOTTE Fine Chemical Co. Ltd.	6,729	352,078
LOTTE Reit Co. Ltd.	47,302	180,981
Lotte Rental Co. Ltd.	7,035	186,859
Lotte Tour Development Co. Ltd.(a)	22,177	207,306
LS Corp.	6,266	312,245
LS Electric Co. Ltd.	6,633	275,113
Lutronic Corp.	5,293	74,080
LX International Corp.	10,653	343,070
LX Semicon Co. Ltd.(d)	4,355	306,415
Maeil Dairies Co. Ltd.	1,273	54,416
Mando Corp.	12,264	490,171
Mcnex Co. Ltd.	5,113	140,181
MedPacto Inc.(a)	8,643	190,087
Medytox Inc.(a)(d)	2,077	189,155
MegaStudyEdu Co. Ltd.	3,149	183,179
Mezzion Pharma Co. Ltd.(a)(d)	6,700	88,706
Myoung Shin Industrial Co. Ltd.(a)(d)	10,519	169,540
Namhae Chemical Corp.	15,477	123,900
Naturecell Co. Ltd.(a)(d)	19,404	380,775
NEPES Corp.(a)(d)	9,918	160,333
Nexon Games Co. Ltd.(a)(d)	9,313	115,536
NEXTIN Inc.	2,010	84,493
NHN Corp.(a)	7,788	146,261
NICE Information Service Co. Ltd.	13,235	141,511
NKMax Co. Ltd.(a)(d)	14,003	192,673
NongShim Co. Ltd.(d)	1,340	299,571
OCI Co. Ltd.(d)	7,370	641,282
Orion Holdings Corp.	7,906	85,973
Oscotec Inc.(a)(d)	8,777	132,277
Ottogi Corp.	402	143,845
Paradise Co. Ltd.(a)(d)	18,626	220,868
Park Systems Corp.(d)	1,742	125,631
Partron Co. Ltd.(d)	14,807	95,413

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
People & Technology Inc.	6,499	$242,274
PharmaResearch Co. Ltd.	1,876	93,987
Pharmicell Co. Ltd.(a)	23,048	214,809
PI Advanced Materials Co. Ltd.	7,169	198,001
Poongsan Corp.	7,390	170,669
Posco ICT Co. Ltd.	24,140	118,989
Posco International Corp.	19,028	379,828
PSK Inc.	3,618	91,662
RFHIC Corp.	6,919	129,938
Sam Chun Dang Pharm Co. Ltd.(a)(d)	4,824	125,651
Sam Kang M&T Co. Ltd.(a)(d)	9,849	197,431
Samwha Capacitor Co. Ltd.	4,023	124,968
Samyang Holdings Corp.(d)	1,407	71,927
Sang-A Frontec Co. Ltd., NVS(d)	4,399	109,134
Sebang Global Battery Co. Ltd.	2,479	95,816
Seojin System Co. Ltd.(d)	10,452	117,144
Seoul Semiconductor Co. Ltd.(d)	16,852	144,155
SFA Engineering Corp.	7,839	239,316
SFA Semicon Co. Ltd.(a)	29,748	113,377
Shin Poong Pharmaceutical Co. Ltd.(a)(d)	14,771	306,337
Shinsegae Inc.(d)	2,613	433,067
Shinsegae International Inc.(d)	5,025	104,179
SillaJen Inc.(a)(c)(d)	19,774	89,443
SIMMTECH Co. Ltd.(d)	7,705	220,854
SK Networks Co. Ltd.	48,575	164,240
SL Corp.	6,005	171,183
SM Entertainment Co. Ltd.	7,318	375,562
SNT Motiv Co. Ltd.	4,087	147,094
SOLUM Co. Ltd.(a)	11,323	173,719
Solus Advanced Materials Co. Ltd.	6,711	207,178
Soulbrain Co. Ltd.	1,657	266,190
ST Pharm Co. Ltd.	3,484	254,338
Taekwang Industrial Co. Ltd.	134	82,399
Taihan Electric Wire Co. Ltd.(a)(d)	203,166	282,216
TES Co. Ltd./Korea(d)	5,896	86,971
Tesna Inc.(d)	4,690	99,895
TKG Huchems Co. Ltd.	8,201	129,597
Tokai Carbon Korea Co. Ltd.	1,876	155,885
Tongyang Life Insurance Co. Ltd.	20,931	87,741
TY Holdings Co. Ltd./Korea(a)	10,929	137,397
Unid Co. Ltd.(d)	1,943	150,049
UniTest Inc.(a)	7,169	103,214
Vaxcell-Bio Therapeutics Co. Ltd.(a)(d)	4,154	219,110
Vidente Co. Ltd.(a)(d)	23,721	153,353
Webzen Inc.(a)	11,122	153,145
Wemade Co. Ltd.(d)	6,567	300,570
WONIK IPS Co. Ltd.	11,659	241,274
Wonik QnC Corp.(d)	6,566	133,130
Woori Technology Investment Co. Ltd.(a)(d)	33,165	143,993
Wysiwyg Studious Co. Ltd.(a)	6,700	112,320
YG Entertainment Inc.(d)	4,434	199,137
Youngone Corp.	9,056	299,838
Zinus Inc.	4,221	136,141

		48,168,562

Taiwan — 20.3%
AcBel Polytech Inc.	134,000	132,170
ADATA Technology Co. Ltd.	85,000	169,282
Adimmune Corp.	105,000	139,991
Advanced Ceramic X Corp.	18,000	111,480
Advanced Energy Solution Holding Co. Ltd.	11,000	348,474

Security	Shares	Value

Taiwan (continued)
Advanced Wireless Semiconductor Co.	67,596	$180,376
Alchip Technologies Ltd.	26,000	719,050
AmTRAN Technology Co. Ltd.	380,471	158,827
AP Memory Technology Corp.	29,000	191,046
Arcadyan Technology Corp.	67,541	254,043
Ardentec Corp.	201,000	300,119
Asia Optical Co. Inc.	67,000	143,771
Asia Pacific Telecom Co. Ltd.(a)	737,910	169,530
Asia Vital Components Co. Ltd.	134,000	472,022
ASPEED Technology Inc.	8,800	579,175
BES Engineering Corp.	536,000	164,242
Bizlink Holding Inc.	53,770	595,741
Brighton-Best International Taiwan Inc.	134,000	150,920
Capital Securities Corp.	670,530	261,803
Cathay Real Estate Development Co. Ltd.	201,300	114,137
Center Laboratories Inc.	148,319	305,354
Century Iron & Steel Industrial Co. Ltd.	67,000	191,116
Chang Wah Electromaterials Inc.	134,000	152,256
Chang Wah Technology Co. Ltd.	67,000	196,931
Charoen Pokphand Enterprise	80,300	212,167
Cheng Loong Corp.	268,000	248,283
Cheng Uei Precision Industry Co. Ltd.	134,000	163,388
Chicony Electronics Co. Ltd.	201,000	536,613
Chicony Power Technology Co. Ltd.	67,000	155,627
China General Plastics Corp.	140,700	108,737
China Man-Made Fiber Corp.	557,031	149,504
China Motor Corp.	67,200	102,237
China Petrochemical Development Corp.	1,353,145	453,128
China Steel Chemical Corp.	67,000	256,338
Chin-Poon Industrial Co. Ltd.	134,000	136,516
Chipbond Technology Corp.	252,000	470,335
ChipMOS Technologies Inc.	201,000	234,220
Chong Hong Construction Co. Ltd.	67,424	164,160
Chroma ATE Inc.	134,000	822,295
Chung Hung Steel Corp.	335,000	282,670
Chung Hwa Pulp Corp.	134,000	80,209
Chung-Hsin Electric & Machinery Manufacturing Corp.	134,000	289,559
Cleanaway Co. Ltd.	29,000	168,072
Clevo Co.	134,000	151,503
Compeq Manufacturing Co. Ltd.	335,000	574,461
Coretronic Corp.	134,400	275,609
Co-Tech Development Corp.	67,000	93,872
CSBC Corp. Taiwan(a)	201,548	120,870
CTCI Corp.	201,000	296,493
Cub Elecparts Inc.	30,361	165,341
Darfon Electronics Corp.	134,000	180,835
Dynapack International Technology Corp.	67,000	174,565
EirGenix Inc.(a)	67,000	281,758
Elan Microelectronics Corp.	110,000	347,885
Elite Material Co. Ltd.	103,000	542,153
Elite Semiconductor Microelectronics Technology Inc.	91,000	234,117
ENNOSTAR Inc.	215,184	361,473
Episil Technologies Inc.	87,425	327,131
Eternal Materials Co. Ltd.	335,399	371,921
Etron Technology Inc.(a)	67,000	114,276
Evergreen International Storage & Transport Corp.	201,000	195,296
Everlight Electronics Co. Ltd.	134,000	172,160
Far Eastern Department Stores Ltd.	469,000	311,805
Far Eastern International Bank	1,024,319	412,264
Faraday Technology Corp.	75,000	452,834

S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Farglory Land Development Co. Ltd.	134,000	$280,131
Feng Hsin Steel Co. Ltd.	187,000	409,634
First Copper Technology Co. Ltd.	67,000	60,573
Fitipower Integrated Technology Inc.	42,512	175,697
FLEXium Interconnect Inc.	134,418	410,728
Formosa Sumco Technology Corp.	25,000	147,978
Formosa Taffeta Co. Ltd.	335,000	302,777
Foxconn Technology Co. Ltd.	335,000	553,858
Foxsemicon Integrated Technology Inc.	29,200	194,675
Fulgent Sun International Holding Co. Ltd.	67,330	416,601
Fusheng Precision Co. Ltd.	54,000	348,941
General Interface Solution Holding Ltd.	67,000	176,108
Genius Electronic Optical Co. Ltd.	27,585	401,874
Getac Holdings Corp.	134,000	208,561
Gigabyte Technology Co. Ltd.	193,000	538,301
Global Mixed Mode Technology Inc.	24,000	116,596
Global Unichip Corp.	31,000	543,527
Gold Circuit Electronics Ltd.	134,000	364,396
Goldsun Building Materials Co. Ltd.	335,426	278,136
Gourmet Master Co. Ltd.	49,821	165,206
Grand Pacific Petrochemical	335,000	205,744
Grape King Bio Ltd.	67,000	327,155
Great Wall Enterprise Co. Ltd.	282,284	455,402
Greatek Electronics Inc.	134,000	259,821
Hannstar Board Corp.	134,481	143,766
HannStar Display Corp.	804,320	312,720
Highwealth Construction Corp.	335,000	531,175
Hiwin Technologies Corp.	92,044	621,256
Holtek Semiconductor Inc.	67,000	161,848
Holy Stone Enterprise Co. Ltd.	67,050	195,737
Hota Industrial Manufacturing Co. Ltd.	67,773	194,383
Hotai Finance Co. Ltd.	67,000	229,717
Hsin Kuang Steel Co. Ltd.	163,000	203,125
HTC Corp.(a)	268,000	540,436
Huaku Development Co. Ltd.	96,080	292,549
IBF Financial Holdings Co. Ltd.	842,601	368,806
International CSRC Investment Holdings Co.	335,945	228,871
International Games System Co. Ltd.	42,000	512,100
ITE Technology Inc.	67,000	153,188
ITEQ Corp.	76,559	169,499
Jentech Precision Industrial Co. Ltd.	24,000	311,494
Johnson Health Tech Co. Ltd.	87,000	159,537
Kenda Rubber Industrial Co. Ltd.	268,675	306,518
Kindom Development Co. Ltd.	147,400	136,452
King Slide Works Co. Ltd.	14,000	208,802
King Yuan Electronics Co. Ltd.	402,000	489,692
King’s Town Bank Co. Ltd.	335,000	386,424
Kinpo Electronics	469,000	206,459
Kinsus Interconnect Technology Corp.	110,000	436,936
KMC Kuei Meng International Inc.	27,000	144,530
Lien Hwa Industrial Holdings Corp.	352,301	656,988
Longchen Paper & Packaging Co. Ltd.	268,357	145,009
Lotes Co. Ltd.	28,392	673,121
Lotus Pharmaceutical Co. Ltd.	48,000	271,730
Lung Yen Life Service Corp.	134,000	183,620
Macronix International Co. Ltd.	670,000	719,156
Makalot Industrial Co. Ltd.	67,391	395,976
Medigen Vaccine Biologics Corp.(a)	80,071	386,708
Mercuries & Associates Holding Ltd.	134,579	79,973
Mercuries Life Insurance Co. Ltd.(a)	490,264	114,368

Security	Shares	Value

Taiwan (continued)
Merida Industry Co. Ltd.	71,000	$516,500
Merry Electronics Co. Ltd.	68,616	189,511
Microbio Co. Ltd.	141,127	362,287
Mitac Holdings Corp.	469,383	431,545
Nan Kang Rubber Tire Co. Ltd.(a)	174,000	220,786
Nantex Industry Co. Ltd.	115,000	160,688
Nuvoton Technology Corp.	67,000	271,968
OBI Pharma Inc.(a)	74,769	213,796
Oneness Biotech Co. Ltd.(a)	67,000	648,630
Oriental Union Chemical Corp.	268,000	160,266
Pan Jit International Inc.	122,000	276,453
Pan-International Industrial Corp.	134,722	151,876
PChome Online Inc.	46,305	93,867
Pharmally International Holding Co. Ltd.(c)	21,603	—
Phison Electronics Corp.	67,000	681,082
Pixart Imaging Inc.	67,635	208,516
Powertech Technology Inc.	268,000	747,835
Poya International Co. Ltd.	18,155	253,911
President Securities Corp.	348,623	191,053
Primax Electronics Ltd.	134,000	293,177
Prince Housing & Development Corp.	536,917	210,667
Qisda Corp.	603,000	577,413
Radiant Opto-Electronics Corp.	134,000	440,340
Raydium Semiconductor Corp.	20,000	179,952
RDC Semiconductor Co. Ltd.(a)	18,000	189,841
RichWave Technology Corp.	34,000	154,995
Ruentex Industries Ltd.	173,000	368,492
Run Long Construction Co. Ltd.	62,800	150,039
Sanyang Motor Co. Ltd.	201,820	240,243
ScinoPharm Taiwan Ltd.	134,708	125,160
SDI Corp.	58,000	223,579
Sercomm Corp.	67,000	212,275
Shin Zu Shing Co. Ltd.	67,856	195,418
Shinkong Synthetic Fibers Corp.	469,135	277,824
Sigurd Microelectronics Corp.	134,124	223,625
Simplo Technology Co. Ltd.	67,600	637,863
Sinbon Electronics Co. Ltd.	67,000	619,141
Sincere Navigation Corp.	201,000	140,332
Sino-American Silicon Products Inc.	189,000	1,030,393
Sinyi Realty Inc.	134,778	137,300
Sitronix Technology Corp.	47,000	290,594
Solar Applied Materials Technology Corp.	134,943	170,777
Sonix Technology Co. Ltd.	67,000	129,872
Standard Foods Corp.	201,000	270,469
Sunny Friend Environmental Technology Co. Ltd.	20,000	119,051
Sunplus Technology Co. Ltd.	201,000	172,079
Supreme Electronics Co. Ltd.	152,705	187,884
Systex Corp.	67,000	160,815
TA Chen Stainless Pipe	534,527	689,084
Ta Ya Electric Wire & Cable	213,060	152,009
Taichung Commercial Bank Co. Ltd.	1,116,047	498,307
Tainan Spinning Co. Ltd.	402,190	247,826
Taita Chemical Co. Ltd.	77,385	57,149
Taiwan Business Bank	2,155,238	903,332
Taiwan Cogeneration Corp.	221,000	269,404
Taiwan Fertilizer Co. Ltd.	311,000	639,535
Taiwan Glass Industry Corp.	603,000	346,063
Taiwan Hon Chuan Enterprise Co. Ltd.	134,004	328,559
Taiwan Mask Corp.	67,000	164,107
Taiwan Paiho Ltd.	67,050	139,208

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Secom Co. Ltd.	134,450	$451,541
Taiwan Semiconductor Co. Ltd.	67,000	208,198
Taiwan Shin Kong Security Co. Ltd.	201,366	265,709
Taiwan Surface Mounting Technology Corp.	84,000	279,946
Taiwan TEA Corp.(a)	336,000	219,071
Taiwan Union Technology Corp.	134,000	251,539
Taiwan-Asia Semiconductor Corp.	134,000	171,024
Tanvex BioPharma Inc.(a)	73,862	127,336
Tatung Co. Ltd.(a)	613,000	691,389
TCI Co. Ltd.	37,528	179,968
Teco Electric and Machinery Co. Ltd.	670,000	648,092
Test Research Inc.	67,000	130,934
Ton Yi Industrial Corp.	268,000	178,740
Tong Hsing Electronic Industries Ltd.	67,641	468,938
Tong Yang Industry Co. Ltd.	134,133	239,103
Topco Scientific Co. Ltd.	59,000	315,120
TPK Holding Co. Ltd.	134,000	158,808
Transcend Information Inc.	67,000	145,167
Tripod Technology Corp.	134,000	439,962
TSEC Corp.(a)	140,931	179,133
TSRC Corp.	268,000	246,630
TTY Biopharm Co. Ltd.	67,450	167,874
Tung Ho Steel Enterprise Corp.	223,750	395,591
TXC Corp.	134,000	379,267
U-Ming Marine Transport Corp.	221,000	274,862
Union Bank of Taiwan	697,974	376,330
United Integrated Services Co. Ltd.	67,400	349,035
United Renewable Energy Co. Ltd.(a)	570,059	429,324
UPC Technology Corp.	335,741	154,122
UPI Semiconductor Corp.(a)	15,000	146,452
USI Corp.	268,070	207,863
Via Technologies Inc.	67,000	196,476
Visual Photonics Epitaxy Co. Ltd.	67,425	166,871
Wafer Works Corp.	210,918	357,888
Wah Lee Industrial Corp.	68,340	203,784
Walsin Technology Corp.	134,000	404,942
Wisdom Marine Lines Co. Ltd.	156,000	293,974
Wistron Corp.	979,000	887,557
Wistron NeWeb Corp.	134,481	372,929
WT Microelectronics Co. Ltd.	134,757	284,185
XinTec Inc.	67,000	286,839
Xxentria Technology Materials Corp.	67,000	143,180
YFY Inc.	402,000	325,194
Yieh Phui Enterprise Co. Ltd.	352,586	180,291
Yulon Finance Corp.	92,896	491,188
Yulon Motor Co. Ltd.	335,026	451,395
YungShin Global Holding Corp.	67,200	91,125

		68,369,274

Thailand — 3.9%
AEON Thana Sinsap Thailand PCL, NVDR	33,500	151,962
Amata Corp. PCL, NVDR	576,276	329,975
AP Thailand PCL, NVDR	1,086,600	297,518
Bangchak Corp. PCL, NVDR	509,300	491,920
Bangkok Chain Hospital PCL, NVDR(d)	629,800	322,354
Bangkok Land PCL, NVDR	6,284,600	173,891
Bangkok Life Assurance PCL, NVDR	218,900	213,122
Banpu PCL, NVDR	1,963,100	779,364
Central Plaza Hotel PCL, NVDR(a)	247,900	289,973
CH Karnchang PCL, NVDR(d)	455,700	262,269
Chularat Hospital PCL, NVDR(d)	2,586,200	259,595

Security	Shares	Value

Thailand (continued)
CK Power PCL, NVDR	1,125,700	$157,290
Com7 PCL, NVDR(d)	448,900	423,159
Dhipaya Group Holdings PCL, NVDR(d)	132,700	226,488
Ditto Thailand PCL, NVS	26,800	42,422
Eastern Polymer Group PCL, NVDR	489,800	128,833
Esso Thailand PCL, NVDR(a)	582,900	225,152
GFPT PCL, NVDR	542,800	249,762
Gunkul Engineering PCL, NVDR(d)	1,770,199	241,358
Hana Microelectronics PCL, NVDR(d)	274,700	320,756
IRPC PCL, NVDR	4,133,900	386,982
Jasmine International PCL, NVDR(a)	2,304,800	161,508
Jay Mart PCL, NVDR(d)	207,700	295,649
KCE Electronics PCL, NVDR	321,900	477,091
Khon Kaen Sugar Industry PCL, NVDR(d)	1,762,230	173,750
Kiatnakin Phatra Bank PCL, NVDR	120,632	239,442
Major Cineplex Group PCL, NVDR(d)	342,000	177,993
MBK PCL, NVDR(a)(d)	569,500	254,119
Mega Lifesciences PCL, NVDR	174,200	234,886
Ngern Tid Lor PCL, NVDR	443,046	348,706
Plan B Media PCL, NVDR(a)(d)	1,498,780	270,815
Pruksa Holding PCL, NVDR	335,000	118,248
PSG Corp. PCL, NVS(a)(d)	3,805,600	140,591
PTG Energy PCL, NVDR	368,600	154,313
Quality Houses PCL, NVDR	3,236,167	191,593
Sabuy Technology PCL, NVDR(d)	107,200	55,676
Sansiri PCL, NVDR(d)	4,944,600	148,979
Siam Global House PCL, NVDR	1	1
Siamgas & Petrochemicals PCL, NVDR	422,200	129,517
Sino-Thai Engineering & Construction PCL, NVDR(d)	495,828	166,973
Sri Trang Agro-Industry PCL, NVDR(d)	375,280	232,276
Star Petroleum Refining PCL, NVDR	790,600	279,344
Supalai PCL, NVDR	509,300	272,206
Super Energy Corp. PCL, NVDR	7,584,400	158,084
Thai Vegetable Oil PCL, NVDR	258,060	215,861
Thanachart Capital PCL, NVDR	140,700	156,063
Thonburi Healthcare Group PCL, NVDR	180,900	338,359
Thoresen Thai Agencies PCL, NVDR	580,500	131,924
Tipco Asphalt PCL, NVDR(d)	355,100	162,533
Tisco Financial Group PCL, NVDR	73,700	189,325
TOA Paint Thailand PCL, NVDR	214,400	180,731
TPI Polene Power PCL, NVDR	2,090,400	214,250
TTW PCL, NVDR(d)	790,600	227,667
VGI PCL, NVDR(d)	2,308,150	276,867
WHA Corp. PCL, NVDR	3,618,000	346,816

		13,096,301

Turkey — 1.2%
Aksa Akrilik Kimya Sanayii AS	23,517	71,153
Alarko Holding AS	27,805	75,335
Anadolu Efes Biracilik Ve Malt Sanayii AS	95,006	214,670
Coca-Cola Icecek AS	32,160	282,118
Dogan Sirketler Grubu Holding AS	582,029	168,815
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,267,459	278,975
Enerjisa Enerji AS(b)(d)	90,115	84,540
Gubre Fabrikalari TAS(a)(d)	19,669	126,138
Hektas Ticaret TAS(a)	173,061	389,798
Is Gayrimenkul Yatirim Ortakligi AS(a)(d)	130,851	130,047
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	295,046	191,131
Kizilbuk Gayrimenkul Yatirim Ortakligi AS, NVS(a)(d)	12,562	23,477
Koza Altin Isletmeleri AS(d)	14,807	128,966

S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(d)	91,924	$136,705
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)	46,766	179,822
Migros Ticaret AS(a)(d)	50,515	226,673
MLP Saglik Hizmetleri AS(a)(b)	49,513	110,008
Nuh Cimento Sanayi AS	23,628	98,711
Otokar Otomotiv Ve Savunma Sanayi AS	4,087	107,321
Oyak Cimento Fabrikalari AS(a)	185,389	150,055
Pegasus Hava Tasimaciligi AS(a)	23,578	270,156
Petkim Petrokimya Holding AS(a)(d)	458,079	363,797
TAV Havalimanlari Holding AS(a)(d)	86,162	294,076

		4,102,487

United Arab Emirates — 0.7%
Agthia Group PJSC	26,288	35,785
Air Arabia PJSC	1,008,727	608,322
Al Waha Capital PJSC	322,546	119,325
Al Yah Satellite Communications Co.	351,482	260,266
Amanat Holdings PJSC	363,877	98,879
Aramex PJSC	204,314	216,935
Dana Gas PJSC	1,181,813	313,061
Drake & Scull International PJSC(a)(c)	241,185	4,859
Dubai Investments PJSC	778,308	518,221
Ras Al Khaimah Ceramics	176,746	141,786

		2,317,439

Total Common Stocks — 98.6% (Cost: $343,045,062)		331,332,435

Preferred Stocks

Brazil — 0.9%
Alpargatas SA, Preference Shares, NVS	89,646	355,662
Azul SA, Preference Shares, NVS(a)	39,731	125,935
Banco ABC Brasil SA, Preference Shares, NVS	32,911	122,663
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	28,922	62,265
Banco Pan SA, Preference Shares, NVS	194,032	273,757
Bradespar SA, Preference Shares, NVS	89,914	378,329
Cia. de Saneamento do Parana, Preference Shares, NVS	129,377	88,035
Cia. Paranaense de Energia, Preference Shares, NVS	221,552	296,828
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	53,600	104,060
Marcopolo SA, Preference Shares, NVS	216,424	108,994
Metalurgica Gerdau SA, Preference Shares, NVS	288,636	553,149
Randon SA Implementos e Participacoes, Preference Shares, NVS	84,956	155,136
Unipar Carbocloro SA, Class B, Preference Shares, NVS	18,824	370,879

		2,995,692

Security	Shares	Value

Chile — 0.0%
Embotelladora Andina SA, Class B, Preference Shares, NVS	120,466	$246,819

Total Preferred Stocks — 0.9% (Cost: $2,842,125)		3,242,511

Rights

Brazil — 0.0%
AES Brasil Energia SA (Expires )	23,291	358

Total Rights — 0.0% (Cost: $—)		358

Total Long-Term Investments — 99.5% (Cost: $345,887,187)		334,575,304

Short-Term Securities

Money Market Funds — 7.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(g)(h)(i)	25,509,345	25,516,997
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(g)(h)	490,000	490,000

Total Short-Term Securities — 7.8% (Cost: $25,995,885)		26,006,997

Total Investments in Securities — 107.3% (Cost: $371,883,072)		360,582,301

Liabilities in Excess of Other Assets — (7.3)%		(24,448,485)

Net Assets — 100.0%		$336,133,816

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $84,704, representing less than 0.05% of its net assets as of period end, and an original cost of $336,376.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,739,436	$4,778,875	(a)	$—		$(8,556)	$7,242	$25,516,997	25,509,345	$837,345	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,250,000	—		(1,760,000	)(a)	—	—	490,000	490,000	2,752		—

						$(8,556)	$7,242	$26,006,997		$840,097		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	21	09/16/22	$1,031	$(20,562)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$20,562	$—	$—	$—	$20,562

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(316,984)	$—	$—	$—	$(316,984)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(48,794)	$—	$—	$—	$(48,794)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,406,681

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Small-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$51,245,691	$279,840,932	$245,812	$331,332,435
Preferred Stocks	3,242,511	—	—	3,242,511
Rights	358	—	—	358
Money Market Funds	26,006,997	—	—	26,006,997

	$80,495,557	$279,840,932	$245,812	$360,582,301

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(20,562)	$—	$—	$(20,562)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares Core MSCI Emerging Markets ETF (Consolidated)	iShares MSCI BIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

ASSETS
Investments, at value — unaffiliated(a)(b)	$64,646,804,867	$89,612,648	$573,295,129	$334,575,304
Investments, at value — affiliated(c)	3,227,638,613	2,133,504	13,997,703	26,006,997
Cash	—	10,421	—	1,207,007
Foreign currency, at value(d)	238,819,390	927,698	3,236,476	1,570,746
Cash pledged for futures contracts	29,136,000	11,000	—	69,000
Receivables:
Investments sold	196,054,366	767,343	5,395,070	980,240
Securities lending income — affiliated	6,205,486	655	7,270	89,526
Variation margin on futures contracts	2,252,914	4,172	889	6,725
Capital shares sold	1,534	—	—	—
Dividends — unaffiliated	163,249,878	296,578	644,086	639,724
Dividends — affiliated	849,481	305	2,325	666
Tax reclaims	727,181	—	—	9,598

Total assets	68,511,739,710	93,764,324	596,578,948	365,155,533

LIABILITIES
Bank overdraft	17,056	—	101,254	—
Collateral on securities loaned, at value	2,638,578,203	1,973,140	9,200,609	25,515,233
Deferred foreign capital gain tax	318,342,115	732,133	1,921,262	—
Payables:
Investments purchased	315,758,297	1,026,082	6,102,917	2,107,855
Bank borrowings	—	—	—	1,200,237
Due to custodian	—	—	3,436,854	—
Capital shares redeemed	—	—	4,132,867	—
Investment advisory fees	5,036,547	52,633	254,182	197,802
Foreign taxes	1,924,448	—	48,309	590

Total liabilities	3,279,656,666	3,783,988	25,198,254	29,021,717

NET ASSETS	$65,232,083,044	$89,980,336	$571,380,694	$336,133,816

NET ASSETS CONSIST OF
Paid-in capital	$71,958,487,194	$341,310,577	$696,887,167	$366,811,776
Accumulated loss	(6,726,404,150)	(251,330,241)	(125,506,473)	(30,677,960)

NET ASSETS	$65,232,083,044	$89,980,336	$571,380,694	$336,133,816

NET ASSET VALUE
Shares outstanding	1,338,000,000	2,500,000	8,600,000	6,700,000

Net asset value	$48.75	$35.99	$66.44	$50.17

Shares authorized	4.30 billion	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$61,909,596,565	$122,181,642	$633,539,846	$345,887,187
(b) Securities loaned, at value	$2,435,195,864	$1,899,470	$8,910,552	$23,668,395
(c) Investments, at cost — affiliated	$3,226,436,606	$2,132,532	$13,992,460	$25,995,885
(d) Foreign currency, at cost	$239,964,242	$929,676	$3,234,917	$1,585,053

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Operations

Year Ended August 31, 2022

	iShares Core MSCI Emerging Markets ETF (Consolidated)	iShares MSCI BIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

INVESTMENT INCOME
Dividends — unaffiliated	$2,419,326,520	$3,622,837	$18,204,174	$11,561,889
Dividends — affiliated	1,787,519	2,287	8,049	4,032
Interest — unaffiliated	40,109	—	425	195
Securities lending income — affiliated — net(a)	75,121,407	17,954	113,367	836,065
Other income — unaffiliated	281,232	—	—	—
Mauritius income taxes refund	—	—	6,128	—
Foreign taxes withheld	(254,383,305)	(249,274)	(2,451,149)	(1,521,960)
Foreign withholding tax claims	4,046,809	—	—	—
Other foreign taxes	(2,087,702)	—	(32,858)	(28,604)

Total investment income	2,244,132,589	3,393,804	15,848,136	10,851,617

EXPENSES
Investment advisory fees	74,660,097	821,384	3,671,287	2,572,626
Commitment fees	43,057	2,096	13,354	6,681
Professional fees	408,452	217	217	217
Mauritius income taxes	294	—	—	28,584
Interest expense	—	183	1,074	22,735

Total expenses	75,111,900	823,880	3,685,932	2,630,843

Less:
Investment advisory fees waived	(458,518)	—	—	—

Total expenses after fees waived	74,653,382	823,880	3,685,932	2,630,843

Net investment income	2,169,479,207	2,569,924	12,162,204	8,220,774

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	(1,521,659,719)	2,449,014	(18,100,732)	10,865,917
Investments — affiliated	(1,051,489)	(1,315)	(5,000)	(8,556)
In-kind redemptions — unaffiliated(c)	—	(150,581)	6,254,102	730,123
Futures contracts	(22,010,681)	(58,738)	(128,245)	(316,984)
Forward foreign currency exchange contracts	9	—	—	—
Foreign currency transactions	(17,420,202)	(21,834)	(334,913)	(607,934)

	(1,562,142,082)	2,216,546	(12,314,788)	10,662,566

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	(18,140,537,765)	(40,867,003)	(194,675,910)	(88,011,808)
Investments — affiliated	309,126	115	1,564	7,242
Futures contracts	(9,390,275)	(5,306)	(30,685)	(48,794)
Foreign currency translations	(5,445,780)	(11,565)	(16,485)	(26,578)

	(18,155,064,694)	(40,883,759)	(194,721,516)	(88,079,938)

Net realized and unrealized loss	(19,717,206,776)	(38,667,213)	(207,036,304)	(77,417,372)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,547,727,569)	$(36,097,289)	$(194,874,100)	$(69,196,598)

(a) Net of securities lending income tax paid of	$7,757,169	$—	$—	$—
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(724,939)	$(305,697)	$(833,943)	$(2,843,684)
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction/increase in deferred foreign capital gain tax of	$(4,516,768)	$652,373	$1,209,011	$2,131,776

See notes to financial statements.

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF (Consolidated)		iShares MSCI BIC ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,169,479,207	$1,530,049,822	$2,569,924	$2,235,278
Net realized gain (loss)	(1,562,142,082)	(911,776,306)	2,216,546	31,233,685
Net change in unrealized appreciation (depreciation)	(18,155,064,694)	12,040,223,767	(40,883,759)	(8,170,900)

Net increase (decrease) in net assets resulting from operations	(17,547,727,569)	12,658,497,283	(36,097,289)	25,298,063

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,536,239,296)	(1,363,503,586)	(4,109,073)	(1,832,595)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,716,727,779	14,675,947,414	(28,155,755)	(12,245,845)

NET ASSETS
Total increase (decrease) in net assets	(15,367,239,086)	25,970,941,111	(68,362,117)	11,219,623
Beginning of year	80,599,322,130	54,628,381,019	158,342,453	147,122,830

End of year	$65,232,083,044	$80,599,322,130	$89,980,336	$158,342,453

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets Asia ETF			iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

	Year Ended 08/31/22	Year Ended 08/31/21	(a)	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,162,204	$11,902,973		$8,220,774	$5,136,327
Net realized gain (loss)	(12,314,788)	44,989,063		10,662,566	23,493,196
Net change in unrealized appreciation (depreciation)	(194,721,516)	26,216,229		(88,079,938)	66,286,938

Net increase (decrease) in net assets resulting from operations	(194,874,100)	83,108,265		(69,196,598)	94,916,461

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(19,262,046)	(7,205,739)		(11,668,171)	(6,293,337)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(96,411,936)	247,467,812		(275,821)	116,140,101

NET ASSETS
Total increase (decrease) in net assets	(310,548,082)	323,370,338		(81,140,590)	204,763,225
Beginning of year	881,928,776	558,558,438		417,274,406	212,511,181

End of year	$571,380,694	$881,928,776		$336,133,816	$417,274,406

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF (Consolidated)

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$64.18	$53.34	$48.31	$52.27		$53.91

Net investment income(a)	1.67	1.33	1.46	1.40		1.39
Net realized and unrealized gain (loss)(b)	(15.13)	10.70	5.21	(4.01)		(1.61)

Net increase (decrease) from investment operations	(13.46)	12.03	6.67	(2.61)		(0.22)

Distributions from net investment income(c)	(1.97)	(1.19)	(1.64)	(1.35)		(1.42)

Net asset value, end of year	$48.75	$64.18	$53.34	$48.31		$52.27

Total Return(d)
Based on net asset value	(21.40)%	22.67%	13.97%	(4.93	)%(e)	(0.52)%

Ratios to Average Net Assets(f)
Total expenses	0.10%	0.12%	0.14%	0.14%		0.14%

Total expenses after fees waived	0.10%	0.12%	0.14%	0.14%		0.14%

Total expenses excluding professional fees for foreign withholding tax claims	0.10%	0.11%	0.14%	0.14%		N/A

Net investment income	2.97%	2.12%	2.97%	2.79%		2.48%

Supplemental Data
Net assets, end of year (000)	$65,232,083	$80,599,322	$54,628,381	$53,020,298		$49,079,726

Portfolio turnover rate(g)	7%	9%	15%	15%		6%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2019:

• Total return by 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI BIC ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/22	08/31/21 (a)	08/31/20 (a)	08/31/19 (a)	08/31/18 (a)

Net asset value, beginning of year	$50.27	$47.46	$40.23	$41.01	$42.21

Net investment income(b)	0.91	0.62	0.55	0.69	0.68

Net realized and unrealized gain (loss)(c)	(13.74)	2.74	7.34	(0.59)	(1.13)

Net increase (decrease) from investment operations	(12.83)	3.36	7.89	0.10	(0.45)

Distributions from net investment income(d)	(1.45)	(0.55)	(0.66)	(0.88)	(0.75)

Net asset value, end of year	$35.99	$50.27	$47.46	$40.23	$41.01

Total Return(e)
Based on net asset value	(26.03)%	7.09%	19.78%	0.35%	(1.16)%

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.70%	0.70%	0.69%	0.67%

Net investment income	2.15%	1.20%	1.29%	1.69%	1.51%

Supplemental Data
Net assets, end of year (000)	$89,980	$158,342	$147,123	$160,926	$205,064

Portfolio turnover rate(g)	12%	80%	42%	53%	22%

(a)	Consolidated Financial Highlights.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/22	08/31/21 (a)	08/31/20 (a)	08/31/19 (a)	08/31/18 (a)

Net asset value, beginning of year	$88.19	$75.48	$62.82	$69.38	$69.15

Net investment income(b)	1.25	1.28	1.12	1.26	1.16
Net realized and unrealized gain (loss)(c)	(20.98)	12.32	12.79	(6.52)	0.42

Net increase (decrease) from investment operations	(19.73)	13.60	13.91	(5.26)	1.58

Distributions from net investment income(d)	(2.02)	(0.89)	(1.25)	(1.30)	(1.35)

Net asset value, end of year	$66.44	$88.19	$75.48	$62.82	$69.38

Total Return(e)
Based on net asset value	(22.77)%	18.11%	22.31%	(7.52)%	2.22%

Ratios to Average Net Assets(f)
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.62%	1.46%	1.68%	1.94%	1.58%

Supplemental Data
Net assets, end of year (000)	$571,381	$881,929	$558,558	$452,328	$440,538

Portfolio turnover rate(g)	24%	48%	20%	16%	33%

(a)	Consolidated Financial Highlights.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/22	08/31/21	08/31/20	08/31/19	08/31/18

Net asset value, beginning of year	$62.28	$44.74	$41.51	$47.64	$49.23

Net investment income(a)	1.24	0.96	0.85	0.99	1.10

Net realized and unrealized gain (loss)(b)	(11.56)	17.81	3.52	(5.98)	(1.22)

Net increase (decrease) from investment operations	(10.32)	18.77	4.37	(4.99)	(0.12)

Distributions from net investment income(c)	(1.79)	(1.23)	(1.14)	(1.14)	(1.47)

Net asset value, end of year	$50.17	$62.28	$44.74	$41.51	$47.64

Total Return(d)
Based on net asset value	(17.00)%	42.38%	10.68%	(10.50)%	(0.38)%

Ratios to Average Net Assets(e)
Total expenses	0.70%	0.69%	0.71%	0.69%	0.67%

Net investment income	2.20%	1.72%	2.07%	2.25%	2.14%

Supplemental Data
Net assets, end of year (000)	$336,134	$417,274	$212,511	$238,702	$262,024

Portfolio turnover rate(f)	53%	34%	46%	29%	39%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary of iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF as of period end were $9,743,075,404 and $119,001, which is 14.9% and 0.0% of each respective Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

As of period end, MSCI Emerging Markets Small-Cap no longer invests in the Subsidiary. Effective February 10, 2022, MSCI Emerging Markets Small-Cap transferred substantially all of the assets of MSCI Emerging Markets Small-Cap’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets Small-Cap through on-exchange transactions in India. MSCI Emerging Markets Small-Cap recognized a realized gain/loss of $23,157,500 as a result of this transaction. After the transfer, MSCI Emerging Markets Small-Cap began making new investments in India directly.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Each of the iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF has conducted investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core MSCI Emerging Markets
Barclays Bank PLC	$691,759	$(691,759)	$—		$—
Barclays Capital, Inc.	53,240,036	(53,240,036)	—		—
BNP Paribas SA	55,926,320	(55,926,320)	—		—
BofA Securities, Inc.	127,804,955	(127,804,955)	—		—
Citigroup Global Markets Ltd.	52,659,592	(52,659,592)	—		—
Citigroup Global Markets, Inc.	44,838,690	(44,838,690)	—		—
Credit Suisse Securities (USA) LLC	23,290,997	(23,290,997)	—		—
Goldman Sachs & Co. LLC	275,396,288	(275,396,288)	—		—
Goldman Sachs International	409,934,253	(409,934,253)	—		—
HSBC Bank PLC	12,250,842	(12,250,842)	—		—
J.P. Morgan Securities LLC	213,472,176	(213,472,176)	—		—
J.P. Morgan Securities PLC	328,527,696	(328,527,696)	—		—
Jefferies LLC	1,696,280	(1,672,229)	—		24,051	(b)
Macquarie Bank Ltd.	30,573,124	(30,573,124)	—		—
Morgan Stanley	711,017,985	(711,017,985)	—		—
National Financial Services LLC	185,108	(185,108)	—		—
Nomura Securities International, Inc.	4,235,009	(4,235,009)	—		—
RBC Capital Markets LLC	46,722	(46,722)	—		—
Scotia Capital (USA), Inc.	611,880	(611,880)	—		—
SG Americas Securities LLC	22,417,308	(22,417,308)	—		—
State Street Bank & Trust Co.	2,563,940	(2,563,940)	—		—
Toronto-Dominion Bank	840,084	(840,084)	—		—
UBS AG	47,736,321	(47,736,321)	—		—
UBS Europe SE	11,984,438	(11,984,438)	—		—
UBS Securities LLC	2,457,951	(2,457,951)	—		—
Virtu Americas LLC	150,535	(150,535)	—		—
Wells Fargo Bank N.A.	530,577	(514,589)	—		15,988	(b)
Wells Fargo Securities LLC	114,998	(114,998)	—		—

	$2,435,195,864	$(2,435,155,825)	$—		$40,039

MSCI BIC
BNP Paribas SA	$566,709	$(566,709)	$—		$—
BofA Securities, Inc.	689,782	(689,782)	—		—
Citigroup Global Markets, Inc.	64	(64)	—		—
Credit Suisse Securities (USA) LLC	26,431	(26,431)	—		—
J.P. Morgan Securities LLC	55,537	(55,537)	—		—
Morgan Stanley	340,021	(340,021)	—		—
UBS AG	220,926	(217,719)	—		3,207	(b)

	$1,899,470	$(1,896,263)	$—		$3,207

MSCI Emerging Markets Asia
Barclays Bank PLC	$121,823	$(121,823)	$—		$—
BNP Paribas SA	2,882,556	(2,882,556)	—		—
BofA Securities, Inc.	2,052,192	(2,052,192)	—		—
Citigroup Global Markets, Inc.	182,076	(182,076)	—		—
Credit Suisse Securities (USA) LLC	116,906	(116,906)	—		—
Goldman Sachs & Co. LLC	161,965	(161,965)	—		—
HSBC Bank PLC	334,488	(334,488)	—		—
J.P. Morgan Securities LLC	1,105,811	(1,105,811)	—		—
Morgan Stanley	586,384	(586,384)	—		—
Nomura Securities International, Inc.	104,578	(104,578)	—		—
SG Americas Securities LLC	252,973	(252,973)	—		—
State Street Bank & Trust Co.	894,661	(894,661)	—		—
UBS AG	114,139	(114,139)	—		—

	$8,910,552	$(8,910,552)	$—		$—

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Emerging Markets Small-Cap
Barclays Capital, Inc.	$764,763	$(764,763)	$—		$—
BMO Capital Markets Corp.	29,938	(29,764)	—		174	(b)
BNP Paribas SA	744,943	(744,943)	—		—
BofA Securities, Inc.	1,464,779	(1,464,779)	—		—
Citigroup Global Markets, Inc.	96,238	(96,238)	—		—
Credit Suisse Securities (USA) LLC	735,046	(735,046)	—		—
Goldman Sachs & Co. LLC	5,234,229	(5,234,229)	—		—
HSBC Bank PLC	48,403	(48,403)	—		—
ING Financial Markets LLC	4,147	(4,123)	—		24	(b)
J.P. Morgan Securities LLC	2,560,075	(2,560,075)	—		—
J.P. Morgan Securities PLC	67,090	(67,090)	—		—
Jefferies LLC	90,363	(90,363)	—		—
Macquarie Bank Ltd.	84,378	(84,378)	—		—
Morgan Stanley	9,419,576	(9,419,576)	—		—
SG Americas Securities LLC	680,782	(680,782)	—		—
State Street Bank & Trust Co.	16,499	(16,499)	—		—
UBS AG	1,368,063	(1,368,063)	—		—
UBS Securities LLC	222,896	(220,683)	—		2,213	(b)
Wells Fargo Securities LLC	36,187	(36,000)	—		187	(b)

	$23,668,395	$(23,665,797)	$—		$2,598

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Core MSCI Emerging Markets	0.09%
MSCI Emerging Markets Asia	0.49

Effective March 31, 2022, for its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.09%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to March 31, 2022, BFA was entitled to an annual investment advisory fee of 0.11%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares MSCI BIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. Effective March 31, 2022, for the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2025 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.09% of average daily net assets. Prior to March 31, 2022, BFA had contractually agreed to waive a portion of its investment advisory fee through December 31, 2025 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.11% of average daily net assets.

This amount is included in investment advisory fees waived in the Consolidated Statements of Operations. For the year ended August 31, 2022, the amounts waived in investment    advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

Core MSCI Emerging Markets	$458,518

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Consolidated Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$19,438,820
MSCI BIC	4,765
MSCI Emerging Markets Asia	28,333
MSCI Emerging Markets Small-Cap	191,162

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI Emerging Markets	$38,345,443	$145,806,805	$(36,023,563)
MSCI BIC	478,936	708,137	(826,270)
MSCI Emerging Markets Asia	2,992,638	4,242,806	(2,048,837)
MSCI Emerging Markets Small-Cap	10,572,115	12,745,373	7,724,730

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$8,295,867,554	$5,031,812,469
MSCI BIC	14,534,796	29,040,689
MSCI Emerging Markets Asia	180,843,900	232,378,007
MSCI Emerging Markets Small-Cap	197,106,150	202,017,038

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$634,570,386	$—
MSCI BIC	—	14,534,854
MSCI Emerging Markets Asia	3,960,889	52,030,779
MSCI Emerging Markets Small-Cap	1,944,591	2,882,904

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to    the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core MSCI Emerging Markets	$(12)	$12
MSCI BIC	(423,568)	423,568
MSCI Emerging Markets Asia	2,796,151	(2,796,151)
MSCI Emerging Markets Small-Cap	653,423	(653,423)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21
Core MSCI Emerging Markets
Ordinary income	$2,536,239,296	$1,363,503,586

MSCI BIC
Ordinary income	$4,109,073	$1,832,595

MSCI Emerging Markets Asia
Ordinary income	$19,262,046	$7,205,739

MSCI Emerging Markets Small-Cap
Ordinary income	$11,668,171	$6,293,337

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Core MSCI Emerging Markets	$711,663,860	$(7,947,439,378)	$509,371,368	$(6,726,404,150)
MSCI BIC	321,737	(225,356,121)	(26,295,857)	(251,330,241)
MSCI Emerging Markets Asia	4,731,071	(86,856,550)	(43,380,994)	(125,506,473)
MSCI Emerging Markets Small-Cap	1,150,128	(9,868,279)	(21,959,809)	(30,677,960)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes

For the year ended August 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI Emerging Markets Small-Cap	$9,076,716

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$67,042,903,233	$13,767,495,540	$(12,935,955,293)	$831,540,247
MSCI BIC	117,303,517	12,542,426	(38,099,791)	(25,557,365)
MSCI Emerging Markets Asia	628,746,081	60,115,327	(101,568,548)	(41,453,221)
MSCI Emerging Markets Small-Cap	382,522,029	36,488,168	(58,427,896)	(21,939,728)

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the iShares Core MSCI Emerging Markets ETF did not borrow under the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI BIC	$996,000	$16,373	1.10%
MSCI Emerging Markets Asia	2,317,000	54,858	1.47
MSCI Emerging Markets Small-Cap	89,720,000	1,838,077	1.57

Effective April 21, 2022, the iShares Core MSCI Emerging Markets ETF, along with certain other iShares funds (“Mauritius Participating Funds”), is a party to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. During the year ended August 31, 2022, the Fund did not borrow under the Uncommitted Liquidity Facility.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21
iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Emerging Markets
Shares sold	82,200,000	$4,716,727,779	237,000,000	$14,957,078,135
Shares redeemed	—	—	(5,400,000)	(281,130,721)

	82,200,000	$4,716,727,779	231,600,000	$14,675,947,414

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Notes to Financial Statements  (continued)

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI BIC
Shares sold	—	$(14,320)	2,350,000	$108,060,901
Shares redeemed	(650,000)	(28,141,435)	(2,300,000)	(120,306,746)

	(650,000)	$(28,155,755)	50,000	$(12,245,845)

MSCI Emerging Markets Asia
Shares sold	600,000	$46,304,002	4,900,000	$437,028,671
Shares redeemed	(2,000,000)	(142,715,938)	(2,300,000)	(189,560,859)

	(1,400,000)	$(96,411,936)	2,600,000	$247,467,812

MSCI Emerging Markets Small-Cap
Shares sold	200,000	$11,860,118	2,100,000	$123,013,305
Shares redeemed	(200,000)	(12,135,939)	(150,000)	(6,873,204)

	—	$(275,821)	1,950,000	$116,140,101

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares Core MSCI Emerging Markets ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Subsequent to year-end, iShares Core MSCI Emerging Markets ETF began transferring the assets of iShares Core MSCI Emerging Markets ETF’s wholly owned Mauritius Subsidiary to iShares Core MSCI Emerging Markets ETF through on-exchange transactions in India.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	93

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Core MSCI Emerging Markets ETF(1) iShares MSCI BIC ETF(2) iShares MSCI Emerging Markets Asia ETF(2) iShares MSCI Emerging Markets Small-Cap ETF(1)

(1) Consolidated statement of assets and liabilities, including the consolidated schedule of investments as of August 31, 2022 and the related consolidated statement of operations for the year ended August 31, 2022, consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2022 and the financial highlights (consolidated) for the years ended August 31, 2022, 2021, 2020, 2019 and 2018.

(2) Statement of assets and liabilities, including the schedule of investments as of August 31, 2022 and the related statement of operations for the year ended August 31, 2022, statements of changes in net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for the years ended August 31, 2022, 2021, 2020, 2019 and 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$1,029,636,749
MSCI BIC	1,589,227
MSCI Emerging Markets Asia	10,045,737
MSCI Emerging Markets Small-Cap	3,723,597

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$2,499,956,519	$256,421,680
MSCI BIC	4,081,992	548,665
MSCI Emerging Markets Asia	19,502,982	3,072,843
MSCI Emerging Markets Small-Cap	11,561,892	4,487,003

I M P O R T A N T T A X I N F O R M A T I O N	95

Board Review and Approval of Investment Advisory Contract

iShares Core MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI BIC ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	97

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Asia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	103

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI Emerging Markets(a)	$1.671276	$—	$0.294470	$1.965746	85%	—%	15%	100%
MSCI BIC(a)	0.605108	—	0.847457	1.452565	42	—	58	100
MSCI Emerging Markets Asia(a)	1.361746	—	0.659088	2.020834	67	—	33	100
MSCI Emerging Markets Small-Cap(a)	1.446807	—	0.346471	1.793278	81	—	19	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BIC ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
Core MSCI Emerging Markets	$6,821,161	$3,189,339	$3,631,822	661	$834,924	$86,288
MSCI BIC	11,375	5,319	6,056	661	1,392	144

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Core MSCI Emerging Markets ETF and iShares MSCI BIC ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

S U P P L E M E N T A L I N F O R M A T I O N	105

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	109

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•  iShares MSCI Frontier and Select EM ETF | FM | NYSE Arca

•  iShares MSCI World ETF | URTH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%
U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)
International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)
Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® MSCI Frontier and Select EM ETF

Investment Objective

The iShares MSCI Frontier and Select EM ETF (the “Fund”) seeks to track the investment results of an index composed primarily of frontier market equities along with select emerging market equities, as represented by the MSCI Frontier and Emerging Markets Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(17.26)%	0.87%	4.37%	(17.26)%	4.42%	53.22%
Fund Market	(18.01)	0.99	4.37	(18.01)	5.06	53.13
Index	(14.24)	2.55	6.11	(14.24)	13.43	80.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 12, 2012. The first day of secondary market trading was September 13, 2012.

Index performance through February 28, 2021 reflects the performance of the MSCI Frontier Markets 100 Index. Index performance beginning on March 1, 2021 reflects the performance of the MSCI Frontier and Emerging Markets Select Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 831.10	$ 3.65		$ 1,000.00	$ 1,021.20	$ 4.02		0.79%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Frontier and Select EM ETF

Portfolio Management Commentary

Stocks in frontier and select emerging markets declined considerably for the reporting period amid rising inflation, slowing economic growth, and the war in Ukraine. Frontier market central banks responded to the inflation surge by raising interest rates, prompting recession concerns as overall global consumer demand declined late in the reporting period. Rising costs, particularly for food and fuel, adversely affected most frontier market economies. Inflation in many low-income countries exceeded that of developed economies; food alone accounted for 45% of consumption, almost three times the percentage for developed economies. Frontier market investors grew concerned about the risk of sovereign debt defaults as many governments sought bailouts from the International Monetary Fund (“IMF”). Investors withdrew significant assets from less-developed financial markets as many currencies declined relative to the U.S. dollar. The declining currency values of most frontier markets also diminished their equity values in U.S. dollar terms. Additionally, some frontier markets (including Kenya, Nigeria and Sri Lanka) are experiencing a shortage of USD reserves and have recently restricted or delayed repatriation of local currency.

Stocks in Vietnam, which represented approximately 27% of the Index at the end of the reporting period, fell as economic uncertainty increased. Despite a relatively healthy economy, which benefited from strong exports and industrial production, government warnings about increased inflationary pressure weighed on stocks. In addition, the real estate sector weakened as credit tightened and prices cooled despite economic stimulus and accommodative monetary policy. In Nigeria, Africa’s largest crude oil producer, economic growth slowed as declining oil prices late in the reporting period reduced revenue in the country’s energy sector. In Kazakhstan, Central Asia’s largest oil producer, stocks fell amid considerable political unrest.

In Egypt, banks posted increased earnings, but their stocks declined as the government devalued the Egyptian pound after inflation soared. Despite the devaluation, large foreign banks still regarded Egypt’s currency as overvalued. Meanwhile, the country’s government began loan negotiations with the IMF as financial conditions worsened. Bangladesh also sought IMF assistance as the country’s economy slowed amid heightened supply disruptions and soaring commodities costs due to the war in Ukraine.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	41.1%
Real Estate	12.1
Materials	10.3
Consumer Staples	9.8
Energy	7.3
Industrials	6.4
Communication Services	6.4
Utilities	2.9
Health Care	2.7
Other (each representing less than 1%)	1.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Vietnam	30.0%
Nigeria	6.9
Bahrain	6.7
Bangladesh	5.9
Morocco	5.9
Romania	5.6
Kazakhstan	5.4
Egypt	5.0
Philippines	5.0
Colombia	4.7

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI World ETF

Investment Objective

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.07)%	8.07%	9.66%	(15.07)%	47.43%	151.44%
Fund Market	(15.07)	8.07	9.60	(15.07)	47.42	150.15
Index	(15.08)	7.85	9.47	(15.08)	45.95	147.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 890.70	$ 1.14		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI World ETF

Portfolio Management Commentary

Global developed market stocks declined substantially for the reporting period amid slowing economic growth, high inflation, rising interest rates, and volatility in commodities markets exacerbated by the war in Ukraine. U.S. stocks, which represented approximately 69% of the Index on average for the reporting period, detracted the most from the Index’s return, as the recovery from the COVID-19 pandemic slowed and the nation’s economy contracted in the first half of 2022.

In the U.S., the information technology sector detracted significantly from performance. Stocks in the software industry declined as growth for cloud services remained high but fell short of expectations, and demand for office-oriented applications, which surged early in the pandemic, normalized as more typical work and leisure routines resumed. Demand for microchips and electrical components declined as purchases of personal computers decreased.

The U.S. communication services sector also detracted, driven by the interactive media and services industry. A popular mobile platform changed the way users select privacy settings. That made targeted advertising more difficult, and ad revenue fell for many companies in the industry. In addition, the consumer discretionary sector weighed on performance. Operating costs for internet and direct marketing companies, including a large online seller of consumer goods, increased. Wages rose and fuel prices surged while uncertainty grew regarding the outlook for sales as the economy contracted.

Japanese stocks further detracted from performance as the country’s economy exhibited little growth. Industrial production slowed considerably as manufacturing costs increased and supply-chain disruptions persisted amid China’s renewed pandemic shutdowns. The Japanese yen weakened substantially relative to the U.S. dollar, which also reduced the value of the country’s stocks in U.S. dollar terms. Stocks in Germany also detracted, led by weakness in the consumer discretionary, industrials, and information technology sectors. The country’s economic growth slowed as energy prices and inflation surged, consumer confidence fell, and export demand declined in the wake of Russia’s invasion of Ukraine.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	21.7%
Financials	13.4
Health Care	13.2
Consumer Discretionary	11.2
Industrials	10.0
Consumer Staples	7.7
Communication Services	7.3
Energy	5.2
Materials	4.2
Utilities	3.2
Real Estate	2.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	69.0%
Japan	6.1
United Kingdom	4.0
Canada	3.6
Switzerland	3.0
France	2.9
Australia	2.4
Germany	2.0
Netherlands	1.3
Sweden	0.8

(a)	Excludes money market funds.

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2022	iShares® MSCI Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Bahrain — 6.3%
Ahli United Bank BSC	20,548,448	$20,303,708
Aluminium Bahrain BSC	457,336	1,328,337
Ithmaar Holding BSC, NVS	7,341,331	407,977

		22,040,022

Bangladesh — 5.6%
Bangladesh Export Import Co. Ltd.	1,811,807	2,254,160
Beacon Pharmaceuticals Ltd./Bangladesh	485,171	1,318,485
Beximco Pharmaceuticals Ltd.	927,024	1,611,580
BRAC Bank Ltd.	2,400,934	974,665
British American Tobacco Bangladesh Co. Ltd.	314,507	1,715,677
City Bank Ltd. (The)	2,448,475	584,534
Eastern Bank Ltd.	2,368,527	804,579
GrameenPhone Ltd.	321,524	973,178
International Finance Investment & Commerce Bank Ltd.(a)	3,405,908	476,401
Islami Bank Bangladesh Ltd.	2,477,620	862,219
LafargeHolcim Bangladesh Ltd.	1,390,162	1,154,996
National Bank Ltd.(a)	7,174,163	626,235
Olympic Industries Ltd.	374,936	539,000
Renata Ltd.	79,609	1,096,869
Square Pharmaceuticals Ltd.	1,830,768	4,064,522
Summit Power Ltd.	1,314,517	486,651

		19,543,751

Colombia — 3.2%
Bancolombia SA	355,655	2,746,309
Cementos Argos SA	689,562	543,211
Corp. Financiera Colombiana SA(a)	143,091	630,001
Ecopetrol SA	7,091,509	3,613,803
Grupo Argos SA	423,405	932,084
Interconexion Electrica SA ESP	621,825	2,691,439

		11,156,847

Egypt — 4.7%
Commercial International Bank Egypt SAE	7,221,039	14,301,466
Eastern Co. SAE	4,238,697	2,147,431

		16,448,897

Estonia — 0.9%
Enefit Green AS, NVS	191,593	871,052
LHV Group AS, NVS	412,737	1,448,190
Tallink Grupp AS(a)	1,059,686	539,741
Tallinna Sadam AS(b)	240,629	339,999

		3,198,982

Jordan — 1.9%
Arab Bank PLC	288,846	1,954,317
Capital Bank of Jordan	174,254	596,600
Jordan Islamic Bank	132,994	699,013
Jordan Petroleum Refinery Co.	209,206	1,917,704
Jordan Phosphate Mines Co.	26,975	1,432,459

		6,600,093

Kazakhstan — 5.0%
Halyk Savings Bank of Kazakhstan JSC, GDR(a)	249,984	2,721,864
Kaspi.KZ JSC	147,997	8,897,607
NAC Kazatomprom JSC, GDR	193,167	6,058,461

		17,677,932

Kenya — 3.7%
Equity Group Holdings PLC/Kenya	8,677,066	3,132,043
KCB Group PLC	7,276,516	2,232,501

Security	Shares	Value

Kenya (continued)
Safaricom PLC	36,957,905	$7,767,886

		13,132,430

Lithuania — 0.5%
AB Ignitis Grupe	64,576	1,223,298
Siauliu Bankas AB	955,030	545,631

		1,768,929

Malta — 0.4%
MAS Real Estate Inc.	1,284,262	1,523,532

Morocco — 5.5%
Attijariwafa Bank	127,208	5,258,446
Banque Centrale Populaire	51,818	1,256,259
Ciments du Maroc SA	10,262	1,554,930
Co. Sucrerie Marocaine et de Raffinage	83,852	1,747,008
Hightech Payment Systems SA	1,019	579,007
Itissalat Al-Maghrib	524,176	6,006,496
Label Vie	3,358	1,471,110
Societe d’Exploitation des Ports	62,701	1,526,041

		19,399,297

Nigeria — 6.5%
Access Bank PLC	87,072,126	1,384,480
Afriland Properties PLC(a)	8,020	31
Dangote Cement PLC	11,938,113	5,603,137
FBN Holdings PLC	84,216,832	1,798,884
Guaranty Trust Holding Co. PLC	63,861,123	2,428,435
MTN Nigeria Communications PLC	11,008,838	4,196,856
Nestle Nigeria PLC	1,310,924	3,390,321
United Bank for Africa PLC	79,997,106	1,103,408
Zenith Bank PLC	69,373,073	2,910,480

		22,816,032

Oman — 1.7%
Bank Muscat SAOG	2,823,498	4,429,016
National Bank of Oman SAOG	1,167,380	818,576
Omani Qatari Telecommunications Co. SAOG	760,575	770,353

		6,017,945

Pakistan — 3.2%
Engro Corp. Ltd./Pakistan	875,688	953,419
Engro Fertilizers Ltd.	1,882,968	723,917
Fauji Fertilizer Co. Ltd.	1,301,089	618,087
Habib Bank Ltd.	1,706,182	707,201
Hub Power Co. Ltd. (The)	3,190,405	964,876
Lucky Cement Ltd.(a)	316,626	748,003
Mari Petroleum Co. Ltd.	80,065	617,920
MCB Bank Ltd.	1,193,720	657,208
Millat Tractors Ltd.	170,891	651,755
Oil & Gas Development Co. Ltd.	1,708,497	642,078
Pakistan Oilfields Ltd.	378,890	725,322
Pakistan Petroleum Ltd.	1,661,142	526,614
Pakistan State Oil Co. Ltd.	747,100	581,729
Systems Ltd.	475,388	864,403
TRG Pakistan(a)	1,229,064	503,927
United Bank Ltd./Pakistan	1,460,773	779,457

		11,265,916

Panama — 0.2%
Intercorp Financial Services Inc.	36,132	779,006

Peru — 4.4%
Cia. de Minas Buenaventura SAA, ADR	236,652	1,258,989
Credicorp Ltd.	76,920	9,914,219

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Schedule of Investments (continued) August 31, 2022	iShares® MSCI Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru (continued)
Southern Copper Corp.	92,333	$4,346,114

		15,519,322

Philippines — 4.7%
Aboitiz Equity Ventures Inc.	535,470	534,071
ACEN Corp.	2,856,270	380,374
Alliance Global Group Inc.	924,800	165,152
Ayala Corp.	80,740	1,006,142
Ayala Land Inc.	2,433,400	1,235,272
Bank of the Philippine Islands	572,240	966,164
BDO Unibank Inc.	639,280	1,461,807
Century Pacific Food Inc.	366,700	161,947
Converge Information and Communications Technology Solutions Inc.(a)	669,000	206,288
DMCI Holdings Inc.	848,500	143,357
Globe Telecom Inc.	8,920	332,819
GT Capital Holdings Inc.	26,870	230,139
International Container Terminal Services Inc.	334,780	1,078,213
JG Summit Holdings Inc.	935,760	850,939
Jollibee Foods Corp.	144,010	613,811
Manila Electric Co.	73,120	391,605
Megaworld Corp.	3,417,000	151,685
Metro Pacific Investments Corp.	3,414,000	226,535
Metropolitan Bank & Trust Co.	570,630	533,328
Monde Nissin Corp.(a)(b)	2,030,000	595,773
PLDT Inc.	28,590	852,202
Puregold Price Club Inc.	309,400	188,412
RL Commercial REIT Inc.	968,000	105,771
Robinsons Land Corp.	561,900	187,622
Robinsons Retail Holdings Inc.	130,400	139,329
Security Bank Corp.	140,120	223,983
SM Prime Holdings Inc.	3,748,800	2,520,026
Universal Robina Corp.	281,180	610,292
Wilcon Depot Inc.	455,800	243,099

		16,336,157

Romania — 5.2%
Banca Transilvania SA	1,605,993	6,626,509
BRD-Groupe Societe Generale SA	608,300	1,678,458
MED Life SA(a)	233,594	905,251
OMV Petrom SA	41,499,691	4,076,229
Societatea Energetica Electrica SA	415,749	681,457
Societatea Nationala de Gaze Naturale ROMGAZ SA	343,855	3,185,078
Teraplast SA	3,209,873	391,981
Transgaz SA Medias	14,368	697,577

		18,242,540

Slovenia — 0.2%
Pozavarovalnica Sava dd	22,843	525,694

Sri Lanka — 0.6%
Commercial Bank of Ceylon PLC	1,482,825	213,774
Expolanka Holdings PLC	992,043	594,459
John Keells Holdings PLC	2,732,474	969,490
Sampath Bank PLC	2,891,749	257,044

		2,034,767

Vietnam — 28.2%
Bank for Foreign Trade of Vietnam JSC	1,398,295	5,004,065
Bank for Investment and Development of Vietnam JSC	598,724	1,018,713
Bao Viet Holdings	294,910	733,468
Dat Xanh Group JSC(a)	896,180	1,008,430
Development Investment Construction(a)	814,254	1,312,583

Security	Shares	Value

Vietnam (continued)
Digiworld Corp., NVS	229,400	$698,015
Duc Giang Chemicals JSC	540,194	2,288,718
Gelex Group JSC	1,253,184	1,289,911
Ha Do Group JSC	365,748	846,641
Hoa Phat Group JSC	8,486,103	8,309,064
Hoa Sen Group(a)	752,159	663,406
Hoang Huy Investment Financial Services JSC	990,900	509,034
IDICO Corp. JSC	480,850	1,277,374
Khang Dien House Trading and Investment JSC(a)	1,038,897	1,636,568
KIDO Group Corp.	369,272	1,055,288
Kinh Bac City Development Share Holding Corp.(a)	1,099,060	1,620,208
Masan Group Corp.	1,681,856	8,191,868
Nam Long Investment Corp., NVS	516,200	916,783
National Citizen Commercial JSC, NVS(a)	504,200	511,835
No Va Land Investment Group Corp.(a)	2,023,533	7,062,608
PetroVietnam Drilling & Well Services JSC(a)	830,434	733,019
PetroVietnam Fertilizer & Chemicals JSC	413,000	957,210
PetroVietnam Gas JSC	172,900	860,276
PetroVietnam Power Corp.	1,782,140	1,061,141
PetroVietnam Technical Services Corp.	711,798	842,894
Phat Dat Real Estate Development Corp.(a)	792,536	1,863,896
Saigon - Hanoi Commercial Joint Stock Bank(a)	2,314,844	1,536,232
Saigon Beer Alcohol Beverage Corp.	188,080	1,507,368
Saigon Thuong Tin Commercial JSB(a)	1,671,080	1,762,355
Saigon-Hanoi Securities	1,197,750	674,357
SSI Securities Corp.	3,114,141	3,177,041
Tan Tao Investment & Industry JSC(a)	1,195,000	355,003
Thaiholdings JSC(a)	505,800	1,193,036
Thanh Thanh Cong - Bien Hoa JSC(a)	826,490	641,668
Van Phu - Invest Investment JSC(a)	253,800	708,981
Viet Capital Securities JSC	901,070	1,418,906
Vietjet Aviation JSC(a)	481,190	2,494,263
Vietnam Construction and Import-Export JSC	581,471	535,362
Vietnam Dairy Products JSC	2,165,174	6,965,369
Vincom Retail JSC(a)	2,769,280	3,260,163
Vingroup JSC(a)	2,832,934	7,687,460
Vinh Hoan Corp.	275,000	1,093,223
Vinhomes JSC(b)	3,228,188	8,379,455
VIX Securities JSC	1,217,728	704,034
Vndirect Securities Corp.	2,717,240	2,505,196

		98,872,488

Total Common Stocks — 92.6% (Cost: $311,605,415)		324,900,579

Preferred Stocks

Colombia — 1.3%
Bancolombia SA, Preference Shares, NVS	648,360	4,476,597

Total Preferred Stocks — 1.3% (Cost: $5,057,187)		4,476,597

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Romania — 0.1%
OMV Petrom SA (Expires 12/31/22)	46,703,545	$374,000

Total Rights — 0.1% (Cost: $—)		374,000

Total Investments in Securities — 94.0% (Cost: $316,662,602)		329,751,176

Other Assets Less Liabilities — 6.0%		20,890,456

Net Assets — 100.0%		$350,641,632

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$24,659	$—	$(24,672	)(b)	$16	$(3)	$—	—	$730	(c)	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	438	09/16/22	$21,504	$(401,746)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	271,489	NGN	117,256,000	Citibank N.A.	10/28/22	$1,196

USD	11,175,041	NGN	5,253,285,718	Citibank N.A.	10/28/22	(934,596)
USD	2,983,207	NGN	1,303,000,000	Morgan Stanley & Co. International PLC	10/28/22	(20,410)

						(955,006)

						$(953,810)

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Frontier and Select EM ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,196	$—	$—	$1,196

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$401,746	$—	$—	$—	$401,746
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$955,006	$—	$—	$955,006

	$—	$—	$401,746	$955,006	$—	$—	$1,356,752

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,631,677)	$—	$—	$—	$(3,631,677)
Forward foreign currency exchange contracts	—	—	—	(733,549)	—	—	(733,549)

	$—	$—	$(3,631,677)	$(733,549)	$—	$—	$(4,365,226)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$183,002	$—	$—	$—	$183,002
Forward foreign currency exchange contracts	—	—	—	(279,668)	—	—	(279,668)

	$—	$—	$183,002	$(279,668)	$—	$—	$(96,666)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$14,580,654
Forward foreign currency exchange contracts
Average amounts sold — in USD	$11,498,722

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$401,746
Forward foreign currency exchange contracts	1,196	955,006

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,196	1,356,752
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(401,746)

Total derivative assets and liabilities subject to an MNA	1,196	955,006

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Frontier and Select EM ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	an MNA by	Available	Collateral	Collateral	of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets

Citibank N.A.	$1,196	$(1,196)	$—	$—	$—

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	an MNA by	Available	Collateral	Collateral	of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(b)

Citibank N.A.	$934,596	$(1,196)	$—	$—	$933,400
Morgan Stanley & Co. International PLC	20,410	—	—	—	20,410

	$955,006	$(1,196)	$—	$—	$953,810

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$88,743,883	$236,156,696	$—	$324,900,579
Preferred Stocks	4,476,597	—	—	4,476,597
Rights	—	374,000	—	374,000

	$93,220,480	$236,530,696	$—	$329,751,176

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,196	$—	$1,196
Liabilities
Forward Foreign Currency Exchange Contracts	—	(955,006)	—	(955,006)
Futures Contracts	(401,746)	—	—	(401,746)

	$(401,746)	$(953,810)	$—	$(1,355,556)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.4%
Ampol Ltd.	10,020	$235,514
APA Group	49,391	372,449
Aristocrat Leisure Ltd.	25,096	605,728
ASX Ltd.	8,058	428,946
Aurizon Holdings Ltd.	77,702	196,519
Australia & New Zealand Banking Group Ltd.	126,769	1,959,664
BHP Group Ltd.	213,113	5,813,723
BlueScope Steel Ltd.	21,115	236,907
Brambles Ltd.	60,188	506,556
Cochlear Ltd.	2,715	395,241
Coles Group Ltd.	55,514	664,457
Commonwealth Bank of Australia	71,004	4,692,101
Computershare Ltd.	22,748	379,384
CSL Ltd.	19,839	3,968,149
Dexus	43,474	257,148
Domino’s Pizza Enterprises Ltd.	2,534	109,221
Endeavour Group Ltd./Australia	55,143	272,892
Evolution Mining Ltd.	77,237	124,124
Fortescue Metals Group Ltd.	71,503	888,609
Glencore PLC	418,055	2,285,741
Goodman Group	69,062	918,385
GPT Group (The)	78,446	223,532
IDP Education Ltd.(a)	8,794	173,124
Insurance Australia Group Ltd.	106,774	337,396
James Hardie Industries PLC	18,682	423,434
Lendlease Corp. Ltd.	28,988	202,003
Lottery Corp. Ltd. (The)(b)	93,021	279,592
Macquarie Group Ltd.	15,689	1,877,240
Medibank Pvt Ltd.	115,688	291,414
Mineral Resources Ltd.	7,115	303,152
Mirvac Group	161,210	229,584
National Australia Bank Ltd.	136,926	2,839,315
Newcrest Mining Ltd.	35,239	423,631
Northern Star Resources Ltd.	47,198	249,453
Orica Ltd.	17,434	182,362
Origin Energy Ltd.	73,825	314,425
Qantas Airways Ltd.(b)	39,295	141,216
QBE Insurance Group Ltd.	62,335	511,070
Ramsay Health Care Ltd.	8,144	396,905
REA Group Ltd.	2,198	189,552
Reece Ltd.	12,301	133,176
Rio Tinto Ltd.	15,517	985,537
Rio Tinto PLC	46,703	2,578,486
Santos Ltd.	130,803	698,263
Scentre Group	211,311	419,937
SEEK Ltd.	14,073	198,552
Sonic Healthcare Ltd.	18,955	438,334
South32 Ltd.	194,728	536,224
Stockland	104,701	257,550
Suncorp Group Ltd.	53,596	395,820
Telstra Corp. Ltd.	173,666	469,635
Transurban Group	126,652	1,201,606
Treasury Wine Estates Ltd.	31,468	282,276
Vicinity Centres	163,172	213,626
Washington H Soul Pattinson & Co. Ltd.	9,131	159,136
Wesfarmers Ltd.	47,015	1,503,960
Westpac Banking Corp.	147,140	2,159,650
WiseTech Global Ltd.	6,126	241,974

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	78,588	$1,825,482
Woolworths Group Ltd.	52,578	1,296,191

		50,895,273

Austria — 0.1%
Erste Group Bank AG	14,327	322,182
OMV AG	6,149	247,757
Verbund AG	2,839	271,288
voestalpine AG	4,896	98,520

		939,747

Belgium — 0.2%
Ageas SA/NV	7,178	291,251
Anheuser-Busch InBev SA/NV	36,145	1,745,605
D’ieteren Group	974	146,832
Elia Group SA/NV	1,385	201,201
Groupe Bruxelles Lambert SA	4,700	355,302
KBC Group NV	10,473	499,483
Proximus SADP	6,489	82,599
Sofina SA	620	124,282
Solvay SA	3,095	249,848
UCB SA	5,240	368,198
Umicore SA	8,017	254,829
Warehouses De Pauw CVA	6,300	191,691

		4,511,121

Brazil — 0.1%
MercadoLibre Inc.(a)(b)	1,873	1,602,089
Yara International ASA	6,911	292,318

		1,894,407

Canada — 3.6%
Agnico Eagle Mines Ltd.	19,128	788,801
Air Canada(b)	7,545	101,626
Algonquin Power & Utilities Corp.(a)	27,594	379,027
Alimentation Couche-Tard Inc.	33,951	1,459,013
AltaGas Ltd.	11,870	255,955
ARC Resources Ltd.	29,007	400,424
Bank of Montreal	26,841	2,477,992
Bank of Nova Scotia (The)	50,413	2,787,522
Barrick Gold Corp.	73,779	1,095,436
BCE Inc.	3,151	152,062
BlackBerry Ltd.(a)(b)	23,422	139,103
Brookfield Asset Management Inc., Class A	58,542	2,816,221
Brookfield Renewable Corp., Class A	5,687	218,543
BRP Inc.	1,429	99,111
CAE Inc.(a)(b)	13,368	244,082
Cameco Corp.	16,722	487,393
Canadian Apartment Properties REIT	3,623	123,226
Canadian Imperial Bank of Commerce	37,325	1,765,147
Canadian National Railway Co.	24,778	2,946,721
Canadian Natural Resources Ltd.	49,169	2,695,525
Canadian Pacific Railway Ltd.	39,207	2,935,114
Canadian Tire Corp. Ltd., Class A, NVS	2,419	284,511
Canadian Utilities Ltd., Class A, NVS	5,467	167,255
CCL Industries Inc., Class B, NVS	6,402	314,019
Cenovus Energy Inc.	60,091	1,127,378
CGI Inc.(b)	9,130	722,976
Constellation Software Inc.	815	1,226,841
Dollarama Inc.	12,100	736,862
Emera Inc.	12,830	593,657
Empire Co. Ltd., Class A, NVS	7,099	202,211
Enbridge Inc.	86,024	3,547,462

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Fairfax Financial Holdings Ltd.	1,139	$567,822
First Quantum Minerals Ltd.	24,572	434,807
FirstService Corp.	1,669	208,779
Fortis Inc.	19,628	865,913
Franco-Nevada Corp.	8,399	1,009,786
George Weston Ltd.	3,196	365,386
GFL Environmental Inc.	6,536	184,134
Gildan Activewear Inc.	8,993	265,952
Great-West Lifeco Inc.	12,605	296,086
Hydro One Ltd.(c)	14,034	379,982
iA Financial Corp. Inc.	4,518	242,696
IGM Financial Inc.	3,596	97,885
Imperial Oil Ltd.	10,348	507,886
Intact Financial Corp.	7,282	1,054,860
Ivanhoe Mines Ltd., Class A(b)	25,774	165,632
Keyera Corp.	9,395	231,486
Kinross Gold Corp.	53,392	175,216
Lightspeed Commerce Inc.(b)	4,582	87,673
Loblaw Companies Ltd.	7,241	639,938
Lundin Mining Corp.	28,172	146,507
Magna International Inc.	11,989	692,584
Manulife Financial Corp.	81,352	1,407,330
Metro Inc.	10,230	538,081
National Bank of Canada	14,033	928,410
Northland Power Inc.	9,518	325,830
Nutrien Ltd.	23,702	2,175,924
Nuvei Corp.(b)(c)	2,412	73,810
Onex Corp.	3,216	159,043
Open Text Corp.	11,220	353,425
Pan American Silver Corp.	8,925	132,786
Parkland Corp.	6,479	159,046
Pembina Pipeline Corp.	22,951	810,498
Power Corp. of Canada	22,740	584,711
Quebecor Inc., Class B	7,156	154,579
Restaurant Brands International Inc.	11,932	704,373
RioCan REIT	7,041	107,919
Ritchie Bros Auctioneers Inc.	4,650	322,120
Rogers Communications Inc., Class B, NVS	14,790	636,825
Royal Bank of Canada	59,218	5,506,753
Saputo Inc.(a)	10,468	265,815
Shaw Communications Inc., Class B, NVS	18,937	485,627
Shopify Inc., Class A(b)	46,760	1,480,398
Sun Life Financial Inc.	24,535	1,080,896
Suncor Energy Inc.	61,648	1,994,460
TC Energy Corp.	40,630	1,957,949
Teck Resources Ltd., Class B	19,735	668,377
TELUS Corp.	18,239	410,789
TFI International Inc.	3,485	347,691
Thomson Reuters Corp.	7,228	795,914
TMX Group Ltd.	2,339	234,906
Toromont Industries Ltd.	3,454	267,357
Toronto-Dominion Bank (The)	77,054	4,957,013
Tourmaline Oil Corp.	12,962	766,360
Waste Connections Inc.	10,799	1,503,005
West Fraser Timber Co. Ltd.	2,556	228,675
Wheaton Precious Metals Corp.	18,766	572,832
WSP Global Inc.	4,877	581,185

		75,592,938

Denmark — 0.7%
AP Moller - Maersk A/S, Class A	141	329,391

Security	Shares	Value

Denmark (continued)
AP Moller - Maersk A/S, Class B, NVS	226	$542,209
Carlsberg A/S, Class B	4,180	542,774
Chr Hansen Holding A/S	4,734	275,836
Coloplast A/S, Class B	4,944	564,758
Danske Bank A/S	28,200	376,552
Demant A/S(b)	4,555	140,313
DSV A/S	8,451	1,248,788
Genmab A/S(b)	2,712	965,380
GN Store Nord AS	5,216	147,522
Novo Nordisk A/S, Class B	69,932	7,476,696
Novozymes A/S, Class B	8,549	490,658
Orsted A/S(c)	7,943	775,256
Pandora A/S	4,167	250,339
Rockwool A/S, Class B	358	73,689
Tryg A/S	15,077	340,676
Vestas Wind Systems A/S	42,225	1,056,516

		15,597,353

Finland — 0.3%
Elisa OYJ	5,919	316,538
Fortum OYJ	18,560	190,916
Kesko OYJ, Class B	11,118	233,896
Kone OYJ, Class B	14,107	564,174
Neste OYJ	17,585	867,588
Nokia OYJ	227,613	1,147,025
Nordea Bank Abp	134,447	1,246,572
Orion OYJ, Class B	4,443	201,446
Sampo OYJ, Class A	20,708	936,837
Stora Enso OYJ, Class R	24,287	361,536
UPM-Kymmene OYJ	22,190	753,889
Wartsila OYJ Abp	20,276	167,181

		6,987,598

France — 2.9%
Accor SA(b)	7,160	170,774
Aeroports de Paris(b)	1,210	165,686
Air Liquide SA	21,584	2,704,753
Airbus SE	24,817	2,431,895
Alstom SA(a)	13,239	271,310
Amundi SA(c)	2,554	129,497
ArcelorMittal SA	23,481	557,301
Arkema SA	2,529	213,502
AXA SA	80,224	1,889,405
BioMerieux	1,723	157,568
BNP Paribas SA	46,629	2,166,858
Bollore SE	37,455	178,990
Bouygues SA	9,565	280,972
Bureau Veritas SA	12,291	305,061
Capgemini SE	6,666	1,151,738
Carrefour SA	26,089	435,438
Cie. de Saint-Gobain	21,010	846,235
Cie. Generale des Etablissements Michelin SCA	28,181	685,398
Covivio	2,191	122,318
Credit Agricole SA	51,778	476,547
Danone SA	27,185	1,430,483
Dassault Aviation SA	1,033	141,861
Dassault Systemes SE	27,595	1,064,151
Edenred	10,401	526,076
Eiffage SA(a)	3,452	303,620
Electricite de France SA	22,827	272,925
Engie SA	75,910	901,591

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
EssilorLuxottica SA	11,886	$1,770,270
Eurazeo SE	1,667	99,553
Eurofins Scientific SE	5,690	393,681
Gecina SA	1,907	169,719
Getlink SE	18,470	347,809
Hermes International	1,322	1,693,172
Ipsen SA	1,555	149,027
Kering SA	3,099	1,554,931
Klepierre SA	8,918	182,928
La Francaise des Jeux SAEM(c)	4,035	130,872
Legrand SA	11,098	802,992
L’Oreal SA	10,062	3,455,736
LVMH Moet Hennessy Louis Vuitton SE	11,702	7,550,912
Orange SA	82,958	840,147
Pernod Ricard SA	8,630	1,583,505
Publicis Groupe SA	9,505	464,084
Remy Cointreau SA	947	175,633
Renault SA(b)	8,148	232,079
Safran SA	14,255	1,453,361
Sanofi	47,153	3,854,748
Sartorius Stedim Biotech	1,150	420,626
Schneider Electric SE	22,420	2,664,782
SEB SA	1,148	85,027
Societe Generale SA	33,722	743,415
Sodexo SA	3,663	280,146
Teleperformance	2,452	698,347
Thales SA	4,408	531,432
TotalEnergies SE	104,287	5,280,018
Ubisoft Entertainment SA(b)	3,900	179,849
Unibail-Rodamco-Westfield(a)(b)	5,277	271,288
Valeo	9,669	184,694
Veolia Environnement SA	27,270	607,778
Vinci SA	22,431	2,069,337
Vivendi SE	32,682	296,244
Wendel SE	1,124	88,315
Worldline SA/France(b)(c)	9,935	425,642

		61,714,052

Germany — 1.8%
adidas AG	7,219	1,070,456
Allianz SE, Registered	17,092	2,889,170
Aroundtown SA(a)	42,000	122,497
BASF SE	38,394	1,624,022
Bayer AG, Registered	40,664	2,150,637
Bayerische Motoren Werke AG	13,737	1,012,124
Bechtle AG	3,438	131,708
Beiersdorf AG	4,192	423,140
Brenntag SE	6,423	421,140
Carl Zeiss Meditec AG, Bearer	1,685	209,713
Commerzbank AG(b)	42,010	279,531
Continental AG	4,499	259,027
Covestro AG(c)	7,748	233,617
Daimler Truck Holding AG(b)	17,447	446,100
Deutsche Bank AG, Registered	86,816	724,296
Deutsche Boerse AG	7,873	1,331,123
Deutsche Lufthansa AG, Registered(a)(b)	27,474	163,341
Deutsche Post AG, Registered	41,092	1,499,822
Deutsche Telekom AG, Registered	138,205	2,604,781
E.ON SE	93,246	795,350
Evonik Industries AG	8,802	164,114
Fresenius Medical Care AG & Co. KGaA	8,535	292,233

Security	Shares	Value

Germany (continued)
Fresenius SE & Co. KGaA	16,737	$414,045
GEA Group AG	6,418	223,262
Hannover Rueck SE	2,497	368,023
HeidelbergCement AG	6,004	271,125
HelloFresh SE(b)	6,981	166,678
Henkel AG & Co. KGaA	4,328	270,670
Infineon Technologies AG	54,230	1,326,947
KION Group AG	3,023	120,790
Knorr-Bremse AG	3,027	146,703
LEG Immobilien SE	3,034	229,291
Mercedes-Benz Group AG	33,663	1,887,339
Merck KGaA	5,361	920,912
MTU Aero Engines AG	2,259	398,403
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	5,791	1,383,590
Nemetschek SE	2,407	141,797
Puma SE	4,390	268,333
Rational AG	206	111,108
Rheinmetall AG	1,772	281,296
RWE AG	26,691	1,018,993
SAP SE	44,373	3,779,220
Scout24 SE(c)	3,817	219,909
Siemens AG, Registered	31,693	3,210,315
Siemens Healthineers AG(c)	11,351	554,680
Symrise AG	5,344	559,165
Telefonica Deutschland Holding AG	44,506	115,535
Uniper SE	3,900	21,102
United Internet AG, Registered(d)	4,105	92,858
Volkswagen AG	1,345	248,785
Vonovia SE	30,076	814,203
Zalando SE(b)(c)	9,255	214,280

		38,627,299

Hong Kong — 0.8%
AIA Group Ltd.	507,200	4,879,891
BOC Hong Kong Holdings Ltd.	163,500	562,734
Budweiser Brewing Co. APAC Ltd.(c)	76,300	224,279
Chow Tai Fook Jewellery Group Ltd.	81,000	163,029
CK Asset Holdings Ltd.	89,500	604,104
CK Hutchison Holdings Ltd.	104,000	671,596
CK Infrastructure Holdings Ltd.	19,500	118,580
CLP Holdings Ltd.	76,500	659,146
ESR Group Ltd.(b)(c)	85,800	240,249
Futu Holdings Ltd., ADR(a)(b)	2,300	112,907
Galaxy Entertainment Group Ltd.	115,000	642,814
Hang Lung Properties Ltd.	59,000	98,118
Hang Seng Bank Ltd.	33,700	527,628
Henderson Land Development Co. Ltd.	48,000	160,566
HK Electric Investments & HK Electric Investments Ltd., Class SS(a)	105,500	88,043
HKT Trust & HKT Ltd., Class SS	167,000	224,044
Hong Kong & China Gas Co. Ltd.	440,589	434,369
Hong Kong Exchanges & Clearing Ltd.	48,400	1,950,255
Hongkong Land Holdings Ltd.	51,100	247,022
Jardine Matheson Holdings Ltd.	6,500	344,706
Link REIT	92,700	717,407
MTR Corp. Ltd.	73,500	376,417
New World Development Co. Ltd.	45,333	147,721
Power Assets Holdings Ltd.	69,000	412,703
Sands China Ltd.(b)	93,600	209,299
Sino Land Co. Ltd.	118,000	172,554

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
SITC International Holdings Co. Ltd.	42,000	$106,505
Sun Hung Kai Properties Ltd.	66,500	781,257
Swire Pacific Ltd., Class A	14,500	100,293
Swire Properties Ltd.	45,400	104,634
Techtronic Industries Co. Ltd.	58,500	689,963
WH Group Ltd.(c)	373,500	254,474
Wharf Real Estate Investment Co. Ltd.	75,000	341,264
Xinyi Glass Holdings Ltd.	60,000	110,813

		17,479,384

Ireland — 0.6%
CRH PLC	32,419	1,197,156
Flutter Entertainment PLC, Class DI(b)	6,941	869,700
Kerry Group PLC, Class A	6,662	686,997
Kingspan Group PLC	6,505	368,305
Linde PLC	21,379	6,047,264
Seagate Technology Holdings PLC	8,570	573,847
Smurfit Kappa Group PLC	10,341	346,729
STERIS PLC	4,175	840,762
Trane Technologies PLC	9,856	1,518,514

		12,449,274

Israel — 0.2%
Azrieli Group Ltd.	1,752	145,339
Bank Hapoalim BM	46,167	478,634
Bank Leumi Le-Israel BM	64,449	681,305
Bezeq The Israeli Telecommunication Corp. Ltd.	83,069	140,389
Check Point Software Technologies Ltd.(b)	4,406	529,778
CyberArk Software Ltd.(a)(b)	1,697	244,843
Elbit Systems Ltd.	1,115	238,037
ICL Group Ltd.	29,569	282,345
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	48,792	298,297
Mizrahi Tefahot Bank Ltd.	5,896	239,794
Nice Ltd.(b)	2,637	563,426
Teva Pharmaceutical Industries Ltd., ADR(b)	47,392	428,424
Tower Semiconductor Ltd.(b)	4,639	217,447
Wix.com Ltd.(b)	2,267	143,479
ZIM Integrated Shipping Services Ltd.	3,412	123,139

		4,754,679

Italy — 0.5%
Amplifon SpA	5,221	136,064
Assicurazioni Generali SpA	45,993	674,568
Atlantia SpA	20,406	467,266
DiaSorin SpA	1,018	133,545
Enel SpA	337,254	1,584,781
Eni SpA	104,744	1,237,333
Ferrari NV	5,211	1,005,944
FinecoBank Banca Fineco SpA	22,039	238,292
Infrastrutture Wireless Italiane SpA(c)	14,248	132,049
Intesa Sanpaolo SpA	685,279	1,179,701
Mediobanca Banca di Credito Finanziario SpA	26,101	206,612
Moncler SpA	8,541	380,004
Nexi SpA(b)(c)	31,201	255,988
Poste Italiane SpA(c)	21,970	175,584
Prysmian SpA	10,641	326,495
Recordati Industria Chimica e Farmaceutica SpA	4,366	178,133
Snam SpA	84,114	399,786
Telecom Italia SpA/Milano(b)	433,435	89,400
Tenaris SA	19,796	270,799
Terna - Rete Elettrica Nazionale	58,713	417,403

Security	Shares	Value

Italy (continued)
UniCredit SpA	88,549	$866,530

		10,356,277

Japan — 6.1%
Advantest Corp.	7,300	413,438
Aeon Co. Ltd.	24,800	483,742
AGC Inc.	8,300	281,693
Aisin Corp.	4,300	127,859
Ajinomoto Co. Inc.	19,300	533,449
ANA Holdings Inc.(b)	4,800	92,286
Asahi Group Holdings Ltd.	19,100	640,389
Asahi Intecc Co. Ltd.	6,300	112,062
Asahi Kasei Corp.	59,300	433,352
Astellas Pharma Inc.	82,700	1,172,502
Azbil Corp.	3,600	102,576
Bandai Namco Holdings Inc.	7,300	547,767
Bridgestone Corp.	22,300	855,744
Brother Industries Ltd.	12,600	241,133
Canon Inc.	40,500	969,947
Capcom Co. Ltd.	5,100	139,203
Central Japan Railway Co.	5,200	612,196
Chiba Bank Ltd. (The)	21,100	113,979
Chubu Electric Power Co. Inc.	24,500	249,136
Chugai Pharmaceutical Co. Ltd.	29,300	756,176
Concordia Financial Group Ltd.	42,100	133,509
CyberAgent Inc.	17,500	170,612
Dai Nippon Printing Co. Ltd.	6,500	136,817
Daifuku Co. Ltd.	3,000	175,014
Dai-ichi Life Holdings Inc.	40,500	699,759
Daiichi Sankyo Co. Ltd.	75,100	2,256,889
Daikin Industries Ltd.	11,100	1,937,695
Daito Trust Construction Co. Ltd.	1,900	186,917
Daiwa House Industry Co. Ltd.	22,200	496,330
Daiwa House REIT Investment Corp.	119	275,104
Daiwa Securities Group Inc.	64,900	283,303
Denso Corp.	18,300	998,827
Dentsu Group Inc.	10,600	341,373
Disco Corp.	1,300	315,653
East Japan Railway Co.	14,500	751,051
Eisai Co. Ltd.	12,500	509,665
ENEOS Holdings Inc.	140,700	531,695
FANUC Corp.	8,000	1,288,793
Fast Retailing Co. Ltd.	2,500	1,461,829
Fuji Electric Co. Ltd.	5,200	224,651
FUJIFILM Holdings Corp.	16,200	822,422
Fujitsu Ltd.	8,200	964,920
GLP J-Reit	181	220,492
GMO Payment Gateway Inc.	1,400	111,026
Hakuhodo DY Holdings Inc.	12,500	111,519
Hamamatsu Photonics KK	4,700	199,274
Hankyu Hanshin Holdings Inc.	12,400	371,858
Hikari Tsushin Inc.	600	75,855
Hirose Electric Co. Ltd.	1,100	155,867
Hitachi Construction Machinery Co. Ltd.	3,100	63,729
Hitachi Ltd.	39,600	1,978,497
Hitachi Metals Ltd.(b)	6,200	93,290
Honda Motor Co. Ltd.	70,400	1,874,207
Hoshizaki Corp.	3,200	95,067
Hoya Corp.	16,500	1,682,617
Hulic Co. Ltd.	16,800	127,310
Ibiden Co. Ltd.	3,100	98,391

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Idemitsu Kosan Co. Ltd.	6,100	$160,840
Iida Group Holdings Co. Ltd.	4,300	65,501
Inpex Corp.	41,200	473,579
Isuzu Motors Ltd.	22,700	281,927
Ito En Ltd.	1,600	70,219
ITOCHU Corp.	51,500	1,417,317
Itochu Techno-Solutions Corp.	2,800	70,664
Japan Airlines Co. Ltd.(b)	4,200	76,819
Japan Exchange Group Inc.	20,600	306,986
Japan Metropolitan Fund Invest	318	252,548
Japan Post Bank Co. Ltd.(a)	17,500	127,565
Japan Post Holdings Co. Ltd.	81,200	560,181
Japan Post Insurance Co. Ltd.	5,800	88,842
Japan Real Estate Investment Corp.	56	259,368
Japan Tobacco Inc.	52,000	881,058
JFE Holdings Inc.	20,000	214,871
JSR Corp.	5,900	131,610
Kajima Corp.	18,800	197,824
Kakaku.com Inc.	3,900	71,791
Kansai Electric Power Co. Inc. (The)	31,900	309,163
Kao Corp.	19,500	844,355
KDDI Corp.	69,200	2,117,598
Keio Corp.	3,000	114,151
Keisei Electric Railway Co. Ltd.	3,800	106,006
Keyence Corp.	8,200	3,078,885
Kikkoman Corp.	6,400	391,350
Kintetsu Group Holdings Co. Ltd.	5,000	169,783
Kirin Holdings Co. Ltd.	35,400	582,747
Kobayashi Pharmaceutical Co. Ltd.	1,600	90,674
Kobe Bussan Co. Ltd.	4,000	101,862
Koei Tecmo Holdings Co. Ltd.	1,700	56,995
Koito Manufacturing Co. Ltd.	3,000	102,493
Komatsu Ltd.	36,900	771,901
Konami Group Corp.	4,400	223,299
Kose Corp.	1,200	113,009
Kubota Corp.	41,300	641,398
Kurita Water Industries Ltd.	2,900	112,831
Kyocera Corp.	15,100	839,315
Kyowa Kirin Co. Ltd.	13,600	304,840
Lasertec Corp.	2,900	401,498
Lixil Corp.	13,500	234,758
M3 Inc.	18,600	595,792
Makita Corp.	7,100	166,948
Marubeni Corp.	70,500	734,771
Mazda Motor Corp.	22,300	197,491
McDonald’s Holdings Co. Japan Ltd.	2,300	82,208
MEIJI Holdings Co. Ltd.	5,500	262,014
MINEBEA MITSUMI Inc.	16,300	280,149
MISUMI Group Inc.	14,000	343,646
Mitsubishi Chemical Group Corp.	60,100	315,522
Mitsubishi Corp.	53,200	1,741,801
Mitsubishi Electric Corp.	81,700	825,998
Mitsubishi Estate Co. Ltd.	57,300	771,651
Mitsubishi HC Capital Inc.	25,000	121,157
Mitsubishi Heavy Industries Ltd.	15,000	578,259
Mitsubishi UFJ Financial Group Inc.	517,700	2,683,729
Mitsui & Co. Ltd.	59,700	1,401,107
Mitsui Chemicals Inc.	5,400	121,314
Mitsui Fudosan Co. Ltd.	38,100	771,167
Mitsui OSK Lines Ltd.	14,900	388,199

Security	Shares	Value

Japan (continued)
Mizuho Financial Group Inc.	104,490	$1,196,450
MonotaRO Co. Ltd.	13,000	233,250
MS&AD Insurance Group Holdings Inc.	18,700	557,932
Murata Manufacturing Co. Ltd.	23,700	1,276,160
NEC Corp.	10,300	375,658
Nexon Co. Ltd.	20,100	400,233
NGK Insulators Ltd.	13,200	188,463
Nidec Corp.	18,700	1,242,278
Nihon M&A Center Holdings Inc.	14,500	179,702
Nintendo Co. Ltd.	4,600	1,882,995
Nippon Building Fund Inc.	58	288,896
Nippon Express Holdings Inc.	2,200	121,050
Nippon Paint Holdings Co. Ltd.	32,100	247,566
Nippon Prologis REIT Inc.	112	281,762
Nippon Sanso Holdings Corp.	4,400	80,023
Nippon Shinyaku Co. Ltd.	1,400	76,579
Nippon Steel Corp.	28,447	449,352
Nippon Telegraph & Telephone Corp.	54,200	1,469,051
Nippon Yusen KK	6,400	488,155
Nissan Chemical Corp.	4,800	241,836
Nissan Motor Co. Ltd.	101,800	400,501
Nisshin Seifun Group Inc.	5,800	65,273
Nissin Foods Holdings Co. Ltd.	1,800	128,783
Nitori Holdings Co. Ltd.	3,600	344,165
Nitto Denko Corp.	6,000	369,797
Nomura Holdings Inc.	140,800	509,821
Nomura Real Estate Holdings Inc.	3,500	85,988
Nomura Real Estate Master Fund Inc.	181	221,374
Nomura Research Institute Ltd.	15,500	417,164
NTT Data Corp.	24,100	339,144
Obayashi Corp.	24,600	170,148
Obic Co. Ltd.	2,900	428,908
Odakyu Electric Railway Co. Ltd.	14,300	195,353
Oji Holdings Corp.	35,100	140,045
Olympus Corp.	52,900	1,126,624
Omron Corp.	7,000	368,384
Ono Pharmaceutical Co. Ltd.	16,500	393,858
Open House Group Co. Ltd.	2,400	93,931
Oracle Corp. Japan	1,100	65,528
Oriental Land Co. Ltd./Japan	8,400	1,252,335
ORIX Corp.	50,300	826,800
Osaka Gas Co. Ltd.	16,600	279,600
Otsuka Corp.	3,300	106,669
Otsuka Holdings Co. Ltd.	17,100	558,530
Pan Pacific International Holdings Corp.	17,700	317,814
Panasonic Holdings Corp.	98,500	799,267
Persol Holdings Co. Ltd.	5,200	104,386
Rakuten Group Inc.	36,700	178,115
Recruit Holdings Co. Ltd.	61,000	1,939,226
Renesas Electronics Corp.(b)	59,400	562,432
Resona Holdings Inc.	93,700	344,933
Ricoh Co. Ltd.	25,200	198,058
Rohm Co. Ltd.	3,000	224,454
SBI Holdings Inc/Japan	12,800	251,522
SCSK Corp.	4,600	74,903
Secom Co. Ltd.	8,700	554,270
Seiko Epson Corp.	13,800	216,851
Sekisui Chemical Co. Ltd.	16,700	227,676
Sekisui House Ltd.	23,700	403,010
Seven & i Holdings Co. Ltd.	33,400	1,326,831

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
SG Holdings Co. Ltd.	15,000	$248,801
Sharp Corp./Japan	6,200	44,383
Shimadzu Corp.	12,600	367,996
Shimano Inc.	2,700	477,655
Shimizu Corp.	21,800	119,539
Shin-Etsu Chemical Co. Ltd.	16,373	1,901,441
Shionogi & Co. Ltd.	13,400	654,253
Shiseido Co. Ltd.	17,400	657,264
Shizuoka Bank Ltd. (The)	18,700	108,214
SMC Corp.	2,300	1,091,187
SoftBank Corp.	132,300	1,450,436
SoftBank Group Corp.	52,200	2,067,722
Sompo Holdings Inc.	14,900	638,856
Sony Group Corp.	53,800	4,277,277
Square Enix Holdings Co. Ltd.	2,500	108,553
Subaru Corp.	23,600	428,987
SUMCO Corp.	15,400	209,022
Sumitomo Chemical Co. Ltd.	66,200	260,585
Sumitomo Corp.	44,200	621,699
Sumitomo Electric Industries Ltd.	33,400	382,583
Sumitomo Metal Mining Co. Ltd.	12,900	405,919
Sumitomo Mitsui Financial Group Inc.	56,300	1,698,192
Sumitomo Mitsui Trust Holdings Inc.	15,500	482,099
Sumitomo Realty & Development Co. Ltd.	14,700	359,502
Suntory Beverage & Food Ltd.	4,100	149,759
Suzuki Motor Corp.	16,400	573,199
Sysmex Corp.	6,400	391,213
T&D Holdings Inc.	21,400	233,714
Taisei Corp.	5,600	169,789
Takeda Pharmaceutical Co. Ltd.	64,126	1,772,446
TDK Corp.	17,000	594,358
Terumo Corp.	26,800	860,325
TIS Inc.	10,000	284,767
Tobu Railway Co. Ltd.	5,500	129,944
Toho Co. Ltd./Tokyo	3,200	121,532
Tokio Marine Holdings Inc.	24,000	1,330,065
Tokyo Electric Power Co. Holdings Inc.(b)	75,400	294,472
Tokyo Electron Ltd.	6,200	1,944,549
Tokyo Gas Co. Ltd.	16,600	311,436
Tokyu Corp.	20,300	241,321
Toppan Inc.	13,300	208,872
Toray Industries Inc.	63,200	360,647
Toshiba Corp.	18,000	666,611
Tosoh Corp.	13,100	169,381
TOTO Ltd.	4,100	141,322
Toyota Industries Corp.	6,400	357,714
Toyota Motor Corp.	445,700	6,669,925
Toyota Tsusho Corp.	6,200	217,050
Trend Micro Inc/Japan	5,700	350,938
Unicharm Corp.	17,500	608,155
USS Co. Ltd.	6,400	112,940
Welcia Holdings Co. Ltd.	2,700	56,547
West Japan Railway Co.	10,200	396,967
Yakult Honsha Co. Ltd.	4,200	248,412
Yamaha Corp.	6,800	265,260
Yamaha Motor Co. Ltd.	14,400	298,430
Yamato Holdings Co. Ltd.	14,200	221,365
Yaskawa Electric Corp.	12,700	413,549
Yokogawa Electric Corp.	12,400	216,421
Z Holdings Corp.	122,700	360,722

Security	Shares	Value

Japan (continued)
ZOZO Inc.	3,600	$79,572

		129,677,516

Netherlands — 1.3%
ABN AMRO Bank NV, CVA(c)	18,466	177,401
Adyen NV(b)(c)	939	1,449,013
Aegon NV	82,016	366,531
AerCap Holdings NV(b)	5,633	248,134
Akzo Nobel NV	7,833	493,490
Argenx SE(b)	2,358	887,933
ASM International NV	1,969	535,350
ASML Holding NV	16,973	8,284,782
Davide Campari-Milano NV	21,959	215,436
Euronext NV(c)	3,675	271,593
EXOR NV	4,666	280,917
Heineken Holding NV	3,074	218,064
Heineken NV	11,010	989,568
IMCD NV	2,431	335,371
ING Groep NV	164,889	1,445,160
JDE Peet’s NV	4,426	136,477
Just Eat Takeaway.com NV(b)(c)	7,902	131,453
Koninklijke Ahold Delhaize NV	44,449	1,222,650
Koninklijke DSM NV	7,415	945,529
Koninklijke KPN NV	144,428	459,584
Koninklijke Philips NV	38,763	643,776
NN Group NV	11,546	474,517
NXP Semiconductors NV	11,156	1,836,054
OCI NV	3,741	140,448
Prosus NV	35,527	2,195,904
QIAGEN NV(b)	9,786	443,859
Randstad NV	5,263	245,102
Stellantis NV	86,595	1,153,491
Universal Music Group NV	30,937	614,345
Wolters Kluwer NV	11,370	1,111,904

		27,953,836

New Zealand — 0.1%
Auckland International Airport Ltd.(b)	52,500	242,118
Fisher & Paykel Healthcare Corp. Ltd.	25,279	302,632
Mercury NZ Ltd.	29,095	102,967
Meridian Energy Ltd.	54,141	165,173
Spark New Zealand Ltd.	78,507	259,695
Xero Ltd.(b)	5,552	326,619

		1,399,204

Norway — 0.2%
Adevinta ASA(b)	10,535	85,235
Aker BP ASA	13,151	460,690
DNB Bank ASA	38,655	734,986
Equinor ASA	40,091	1,555,957
Gjensidige Forsikring ASA	8,414	170,741
Kongsberg Gruppen ASA	3,744	127,972
Mowi ASA	16,347	335,142
Norsk Hydro ASA	61,702	423,961
Orkla ASA	31,489	263,686
Salmar ASA	2,922	193,224
Telenor ASA	29,192	319,448

		4,671,042

Portugal — 0.1%
EDP - Energias de Portugal SA	106,361	507,937
Galp Energia SGPS SA	21,067	227,502

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	11,865	$263,068

		998,507

Singapore — 0.4%
Ascendas Real Estate Investment Trust	139,516	281,181
CapitaLand Integrated Commercial Trust	206,976	306,122
Capitaland Investment Ltd./Singapore	112,900	297,240
City Developments Ltd.	17,600	102,189
DBS Group Holdings Ltd.	76,000	1,769,545
Genting Singapore Ltd.	253,800	140,455
Grab Holdings Ltd., Class A(a)(b)	45,153	128,686
Keppel Corp. Ltd.	59,800	310,573
Mapletree Logistics Trust	132,600	158,171
Mapletree Pan Asia Commercial Trust	92,300	121,374
Oversea-Chinese Banking Corp. Ltd.	140,300	1,209,266
Sea Ltd., ADR(a)(b)	15,638	969,556
Singapore Airlines Ltd.(b)	57,000	216,421
Singapore Exchange Ltd.	29,800	202,223
Singapore Technologies Engineering Ltd.	63,500	169,212
Singapore Telecommunications Ltd.	350,300	657,638
United Overseas Bank Ltd.	52,400	1,021,771
UOL Group Ltd.	19,200	94,998
Venture Corp. Ltd.	13,800	180,295
Wilmar International Ltd.	79,700	230,046

		8,566,962

South Korea — 0.0%
Delivery Hero SE(b)(c)	6,760	280,548

Spain — 0.6%
Acciona SA	1,077	210,948
ACS Actividades de Construccion y Servicios SA	11,166	248,774
Aena SME SA(b)(c)	3,101	380,870
Amadeus IT Group SA(b)	18,577	980,668
Banco Bilbao Vizcaya Argentaria SA	274,966	1,233,825
Banco Santander SA	721,662	1,746,925
CaixaBank SA	184,502	557,104
Cellnex Telecom SA(c)	23,528	916,244
EDP Renovaveis SA	11,071	268,496
Enagas SA	2,268	41,414
Endesa SA	13,303	228,173
Ferrovial SA	20,453	512,857
Grifols SA(a)(b)	12,531	151,481
Iberdrola SA	260,254	2,709,686
Industria de Diseno Textil SA	45,126	974,335
Naturgy Energy Group SA	8,184	225,671
Red Electrica Corp. SA	5,764	105,382
Repsol SA	60,316	783,389
Siemens Gamesa Renewable Energy SA(b)	10,035	180,810
Telefonica SA	225,773	931,768

		13,388,820

Sweden — 0.8%
Alfa Laval AB	13,122	349,930
Alleima AB, NVS	9,378	37,652
Assa Abloy AB, Class B	41,033	831,081
Atlas Copco AB, Class A	112,597	1,142,975
Atlas Copco AB, Class B	64,883	590,811
Boliden AB	11,163	357,463
Electrolux AB, Class B	9,526	120,457
Embracer Group AB(a)(b)	36,886	228,858
Epiroc AB, Class A	27,460	420,160

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class B	16,335	$222,382
EQT AB	12,238	274,105
Essity AB, Class B	25,988	576,499
Evolution AB(c)	7,155	572,423
Fastighets AB Balder, Class B(b)	26,322	145,356
Getinge AB, Class B	9,550	176,881
H & M Hennes & Mauritz AB, Class B	31,893	331,219
Hexagon AB, Class B	82,215	840,158
Holmen AB, Class B	3,209	137,681
Husqvarna AB, Class B	17,656	118,797
Industrivarden AB, Class A	4,795	106,266
Industrivarden AB, Class C	6,718	147,379
Indutrade AB	11,060	204,787
Investment AB Latour, Class B	6,234	122,805
Investor AB, Class A	20,796	345,644
Investor AB, Class B	75,573	1,191,121
Kinnevik AB, Class B(b)	10,157	144,544
L E Lundbergforetagen AB, Class B	3,196	131,999
Lifco AB, Class B	9,790	152,069
Nibe Industrier AB, Class B	59,965	561,557
Sagax AB, Class B	6,767	145,538
Sandvik AB	46,889	731,023
Securitas AB, Class B	13,254	116,061
Skandinaviska Enskilda Banken AB, Class A	67,683	674,711
Skanska AB, Class B	14,243	210,407
SKF AB, Class B	16,005	239,956
Svenska Cellulosa AB SCA, Class B	24,746	370,782
Svenska Handelsbanken AB, Class A	60,124	492,426
Swedbank AB, Class A	37,694	487,191
Swedish Match AB	65,929	661,870
Swedish Orphan Biovitrum AB(b)	7,119	157,200
Tele2 AB, Class B	21,014	223,794
Telefonaktiebolaget LM Ericsson, Class B	118,746	888,033
Telia Co. AB	112,364	395,491
Volvo AB, Class A	8,460	140,796
Volvo AB, Class B	66,398	1,051,764
Volvo Car AB, Class B(a)(b)	24,327	148,186

		17,718,288

Switzerland — 2.9%
ABB Ltd., Registered	68,433	1,886,261
Adecco Group AG, Registered	7,164	227,103
Alcon Inc.	22,077	1,453,615
Bachem Holding AG, Class A	1,238	85,727
Baloise Holding AG, Registered	2,116	305,378
Barry Callebaut AG, Registered	161	329,428
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	48	507,665
Chocoladefabriken Lindt & Spruengli AG, Registered	4	435,575
Cie. Financiere Richemont SA, Class A, Registered	22,097	2,471,073
Clariant AG, Registered(b)	10,029	185,169
Coca-Cola HBC AG, Class DI	8,308	189,583
Credit Suisse Group AG, Registered	107,597	555,214
EMS-Chemie Holding AG, Registered	318	223,311
Geberit AG, Registered	1,412	652,408
Givaudan SA, Registered	382	1,218,800
Holcim AG	23,139	1,025,648
Julius Baer Group Ltd.	10,239	494,745
Kuehne + Nagel International AG, Registered	2,091	483,253
Logitech International SA, Registered	7,987	397,401
Lonza Group AG, Registered	3,243	1,729,556

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered	118,160	$13,827,429
Novartis AG, Registered	92,136	7,452,699
Partners Group Holding AG	1,000	965,253
Roche Holding AG, Bearer	1,125	429,703
Roche Holding AG, NVS	29,419	9,480,018
Schindler Holding AG, Participation Certificates, NVS	1,889	329,076
Schindler Holding AG, Registered	885	149,468
SGS SA, Registered	232	510,907
Siemens Energy AG(b)	16,711	245,807
SIG Group AG	11,811	277,664
Sika AG, Registered	6,227	1,401,042
Sonova Holding AG, Registered	2,204	580,696
STMicroelectronics NV	31,594	1,101,056
Straumann Holding AG, Registered	4,324	473,836
Swatch Group AG (The), Bearer	1,326	321,549
Swatch Group AG (The), Registered	2,431	110,559
Swiss Life Holding AG, Registered	1,233	644,460
Swiss Prime Site AG, Registered	3,508	301,695
Swiss Re AG	13,317	1,035,472
Swisscom AG, Registered	990	511,859
TE Connectivity Ltd	13,617	1,718,602
Temenos AG, Registered	3,110	254,691
UBS Group AG, Registered	146,597	2,323,081
VAT Group AG(c)	1,236	295,536
Zurich Insurance Group AG	6,353	2,820,092

		62,419,163

United Kingdom — 4.0%
3i Group PLC	36,503	513,827
abrdn PLC	80,506	136,816
Admiral Group PLC	8,637	212,460
Amcor PLC	65,699	789,045
Anglo American PLC	53,988	1,734,875
Antofagasta PLC	16,350	208,036
Ashtead Group PLC	18,560	911,813
Associated British Foods PLC	14,761	260,694
AstraZeneca PLC	65,022	8,042,723
Auto Trader Group PLC(c)	39,759	300,207
AVEVA Group PLC	4,991	161,851
Aviva PLC	123,454	598,905
BAE Systems PLC	132,905	1,196,956
Barclays PLC	701,494	1,337,532
Barratt Developments PLC	42,245	209,146
Berkeley Group Holdings PLC	4,642	196,510
BP PLC	824,494	4,213,103
British American Tobacco PLC	90,939	3,642,357
British Land Co. PLC (The)	36,479	181,965
BT Group PLC	294,486	515,144
Bunzl PLC	13,981	463,668
Burberry Group PLC	16,762	339,073
Clarivate PLC(a)(b)	14,788	172,576
CNH Industrial NV	42,619	518,889
Coca-Cola Europacific Partners PLC	8,552	420,502
Compass Group PLC	74,551	1,603,671
Croda International PLC	5,775	450,132
DCC PLC	4,069	234,189
Diageo PLC	98,985	4,300,540
Entain PLC	25,159	370,155
Experian PLC	38,203	1,159,288
Ferguson PLC	9,212	1,066,824
GSK PLC	172,503	2,757,463

Security	Shares	Value

United Kingdom (continued)
Haleon PLC(b)	208,514	$627,015
Halma PLC	15,742	378,673
Hargreaves Lansdown PLC	14,746	139,603
Hikma Pharmaceuticals PLC	7,175	109,352
HSBC Holdings PLC	849,679	5,205,850
Imperial Brands PLC	38,052	836,834
Informa PLC	62,318	394,264
InterContinental Hotels Group PLC	7,637	414,583
Intertek Group PLC	6,699	307,475
J Sainsbury PLC	72,445	170,996
JD Sports Fashion PLC	106,919	139,853
Johnson Matthey PLC	8,031	187,370
Kingfisher PLC	87,145	234,095
Land Securities Group PLC	29,204	220,268
Legal & General Group PLC	239,745	702,230
Lloyds Banking Group PLC	2,937,726	1,488,710
London Stock Exchange Group PLC	13,561	1,272,043
M&G PLC	107,731	244,488
Melrose Industries PLC	181,203	285,948
Mondi PLC	20,189	342,717
National Grid PLC	149,899	1,866,520
NatWest Group PLC, NVS	221,950	633,371
Next PLC	5,527	372,198
Ocado Group PLC(b)	19,816	166,536
Pearson PLC	31,262	312,869
Persimmon PLC	13,373	228,827
Phoenix Group Holdings PLC	29,041	202,839
Prudential PLC	108,854	1,142,441
Reckitt Benckiser Group PLC	29,587	2,282,980
RELX PLC	80,116	2,101,051
Rentokil Initial PLC	80,415	485,664
Rolls-Royce Holdings PLC(b)	346,389	308,708
Royalty Pharma PLC, Class A	14,501	606,287
Sage Group PLC (The)	45,725	379,000
Schroders PLC	5,160	160,508
Segro PLC	49,770	543,139
Severn Trent PLC	10,371	335,000
Shell PLC	320,646	8,486,871
Smith & Nephew PLC	36,445	428,693
Smiths Group PLC	16,452	284,222
Spirax-Sarco Engineering PLC	3,013	367,816
SSE PLC	43,255	828,883
St. James’s Place PLC	22,387	286,552
Standard Chartered PLC	109,065	755,401
Taylor Wimpey PLC	163,414	205,008
Tesco PLC	325,249	939,407
Unilever PLC	107,535	4,878,037
United Utilities Group PLC	28,258	346,338
Vodafone Group PLC	1,093,743	1,464,360
Whitbread PLC	8,387	243,083
WPP PLC	49,400	425,485

		84,991,396

United States — 68.8%
3M Co.(a)	24,054	2,991,115
A O Smith Corp.	5,723	323,063
Abbott Laboratories	73,562	7,551,139
AbbVie Inc.	74,001	9,950,174
Abiomed Inc.(b)	1,895	491,336
Accenture PLC, Class A	26,658	7,689,767
Activision Blizzard Inc.	32,443	2,546,451

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Adobe Inc.(b)	19,752	$7,376,187
Advance Auto Parts Inc.	2,656	447,908
Advanced Micro Devices Inc.(b)	68,053	5,775,658
AES Corp. (The)	28,099	715,120
Affirm Holdings Inc.(a)(b)	7,372	172,726
Aflac Inc.	26,636	1,582,712
Agilent Technologies Inc.	12,636	1,620,567
Air Products and Chemicals Inc.	9,206	2,324,055
Airbnb Inc., Class A(b)	15,795	1,786,730
Akamai Technologies Inc.(b)	6,958	628,168
Albemarle Corp.	4,940	1,323,722
Alcoa Corp.	7,678	379,907
Alexandria Real Estate Equities Inc.	6,677	1,024,252
Align Technology Inc.(b)	3,103	756,201
Alleghany Corp.(b)	575	483,678
Allegion PLC	3,772	358,717
Alliant Energy Corp.	10,898	665,214
Allstate Corp. (The)	11,346	1,367,193
Ally Financial Inc.	15,190	504,308
Alnylam Pharmaceuticals Inc.(b)	4,974	1,027,977
Alphabet Inc., Class A(b)	251,592	27,227,286
Alphabet Inc., Class C, NVS(b)	238,106	25,989,270
Altria Group Inc.	77,060	3,476,947
Amazon.com Inc.(b)	384,518	48,745,347
AMC Entertainment Holdings Inc., Class A(a)(b)	21,129	192,696
AMERCO	400	210,268
Ameren Corp.	10,827	1,002,797
American Electric Power Co. Inc.	21,804	2,184,761
American Express Co.	26,861	4,082,872
American Financial Group Inc./OH	3,061	390,828
American Homes 4 Rent, Class A	13,567	482,443
American International Group Inc.	31,790	1,645,132
American Tower Corp.	19,246	4,889,446
American Water Works Co. Inc.	7,580	1,125,251
Ameriprise Financial Inc.	4,738	1,269,831
AmerisourceBergen Corp.	6,529	956,890
AMETEK Inc.	9,676	1,162,668
Amgen Inc.	22,180	5,329,854
Amphenol Corp., Class A	24,846	1,826,926
Analog Devices Inc.	21,702	3,288,504
Annaly Capital Management Inc.	76,605	494,102
Ansys Inc.(b)	3,632	901,826
Aon PLC, Class A	8,966	2,503,845
APA Corp.	14,076	550,512
Apollo Global Management Inc.	16,830	935,411
Apple Inc.	679,429	106,819,827
Applied Materials Inc.	36,627	3,445,502
AppLovin Corp., Class A(b)	5,114	125,958
Aptiv PLC(b)	11,262	1,052,209
Aramark	9,918	354,172
Arch Capital Group Ltd.(b)	16,470	753,008
Archer-Daniels-Midland Co.	23,605	2,074,643
Arista Networks Inc.(b)	10,428	1,250,109
Arrow Electronics Inc.(b)	3,083	323,129
Arthur J Gallagher & Co.	8,618	1,564,770
Assurant Inc.	2,366	374,987
AT&T Inc.	296,507	5,200,733
Atmos Energy Corp.	5,562	630,620
Autodesk Inc.(a)(b)	9,229	1,861,858
Automatic Data Processing Inc.	17,566	4,293,306

Security	Shares	Value

United States (continued)
AutoZone Inc.(b)	860	$1,822,521
Avalara Inc.(b)	3,713	340,074
AvalonBay Communities Inc.	5,822	1,169,698
Avantor Inc.(b)	25,769	641,906
Avery Dennison Corp.	3,485	639,916
Baker Hughes Co.	39,940	1,008,884
Ball Corp.	13,879	774,587
Bank of America Corp.	302,384	10,163,126
Bank of New York Mellon Corp. (The)	31,744	1,318,328
Bath & Body Works Inc.	11,361	424,106
Bausch Health Companies Inc.(b)	13,866	83,195
Baxter International Inc.	20,953	1,203,959
Becton Dickinson and Co.	11,948	3,015,914
Bentley Systems Inc., Class B(a)	7,672	282,099
Berkshire Hathaway Inc., Class B(b)	53,922	15,141,298
Best Buy Co. Inc.	9,472	669,576
Bill.com Holdings Inc.(b)	4,044	654,643
Biogen Inc.(b)	6,173	1,206,081
BioMarin Pharmaceutical Inc.(b)	7,958	709,854
Bio-Rad Laboratories Inc., Class A(b)	955	463,213
Bio-Techne Corp.	1,628	540,187
Black Knight Inc.(b)	6,868	454,387
BlackRock Inc.(e)	6,315	4,208,253
Blackstone Inc., NVS	29,629	2,783,348
Block Inc.(b)	21,533	1,483,839
Boeing Co. (The)(b)	23,203	3,718,281
Booking Holdings Inc.(b)	1,708	3,203,883
Booz Allen Hamilton Holding Corp.	6,059	579,846
BorgWarner Inc.	10,310	388,687
Boston Properties Inc.	6,245	496,040
Boston Scientific Corp.(b)	59,618	2,403,202
Bristol-Myers Squibb Co.	89,003	5,999,692
Broadcom Inc.	17,016	8,492,856
Broadridge Financial Solutions Inc.	4,950	847,291
Brown & Brown Inc.	10,127	638,406
Brown-Forman Corp., Class B	13,022	946,699
Bunge Ltd.	6,098	604,739
Burlington Stores Inc.(a)(b)	2,817	394,915
Cable One Inc.	210	238,350
Cadence Design Systems Inc.(b)	11,529	2,003,394
Caesars Entertainment Inc.(a)(b)	9,053	390,365
Camden Property Trust	4,150	533,316
Campbell Soup Co.	8,759	441,278
Capital One Financial Corp.	16,744	1,771,850
Cardinal Health Inc.	12,283	868,654
Carlisle Companies Inc.	1,993	589,250
Carlyle Group Inc. (The)	6,914	224,912
CarMax Inc.(a)(b)	6,828	603,868
Carnival Corp.(b)	35,140	332,424
Carrier Global Corp.	34,452	1,347,762
Catalent Inc.(b)	7,033	618,904
Caterpillar Inc.	22,294	4,117,925
Cboe Global Markets Inc.	4,511	532,163
CBRE Group Inc., Class A(b)	14,047	1,109,151
CDW Corp./DE	5,758	982,891
Celanese Corp.	4,660	516,608
Centene Corp.(b)	24,537	2,201,950
CenterPoint Energy Inc.	25,262	796,511
Ceridian HCM Holding Inc.(b)	5,932	353,784
CF Industries Holdings Inc.	9,049	936,210

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
CH Robinson Worldwide Inc.	5,589	$637,984
Charles River Laboratories International Inc.(b)	2,066	424,047
Charles Schwab Corp. (The)	60,473	4,290,559
Charter Communications Inc., Class A(b)	5,036	2,078,005
Cheniere Energy Inc.	9,501	1,521,870
Chevron Corp.	78,658	12,432,683
Chewy Inc., Class A(a)(b)	3,611	123,966
Chipotle Mexican Grill Inc.(b)	1,161	1,853,885
Chubb Ltd.	17,787	3,362,632
Church & Dwight Co. Inc.	10,315	863,469
Cigna Corp.	13,371	3,790,010
Cincinnati Financial Corp.	6,567	636,736
Cintas Corp.	3,827	1,556,977
Cisco Systems Inc.	174,101	7,785,797
Citigroup Inc.	80,976	3,952,439
Citizens Financial Group Inc.	20,978	769,473
Citrix Systems Inc.	5,088	522,894
Cleveland-Cliffs Inc.(b)	21,134	364,984
Clorox Co. (The)	5,162	745,083
Cloudflare Inc., Class A(b)	11,395	712,985
CME Group Inc.	15,006	2,935,324
CMS Energy Corp.	12,408	838,036
Coca-Cola Co. (The)	171,971	10,612,330
Cognex Corp.	7,665	322,773
Cognizant Technology Solutions Corp., Class A	21,947	1,386,392
Coinbase Global Inc., Class A(a)(b)	4,946	330,393
Colgate-Palmolive Co.	33,373	2,610,102
Comcast Corp., Class A	187,671	6,791,813
Conagra Brands Inc.	20,816	715,654
ConocoPhillips	54,286	5,941,603
Consolidated Edison Inc.	14,783	1,444,890
Constellation Brands Inc., Class A	7,009	1,724,564
Constellation Energy Corp.	13,846	1,129,695
Cooper Companies Inc. (The)	2,076	596,725
Copart Inc.(b)	8,864	1,060,578
Corning Inc.	33,906	1,163,654
Corteva Inc.	30,651	1,882,891
CoStar Group Inc.(b)	16,557	1,153,029
Costco Wholesale Corp.	18,506	9,661,983
Coterra Energy Inc.	32,679	1,010,108
Coupa Software Inc.(b)	3,279	191,494
Crowdstrike Holdings Inc., Class A(b)	8,567	1,564,420
Crown Castle Inc.	18,046	3,082,798
Crown Holdings Inc.	5,546	502,412
CSX Corp.	92,368	2,923,447
Cummins Inc.	5,980	1,287,913
CVS Health Corp.	54,797	5,378,326
Danaher Corp.	28,982	7,822,532
Darden Restaurants Inc.	5,483	678,302
Datadog Inc., Class A(b)	10,192	1,069,650
DaVita Inc.(b)	2,123	181,071
Deere & Co.	12,226	4,465,546
Dell Technologies Inc., Class C	11,818	452,511
Delta Air Lines Inc.(b)	6,995	217,335
DENTSPLY SIRONA Inc.	9,358	306,662
Devon Energy Corp.	26,907	1,900,172
Dexcom Inc.(b)	16,062	1,320,457
Diamondback Energy Inc.	7,213	961,349
Digital Realty Trust Inc.	11,783	1,456,732
Discover Financial Services	11,444	1,150,008

Security	Shares	Value

United States (continued)
DISH Network Corp., Class A(b)	10,705	$185,732
DocuSign Inc.(b)	8,170	475,657
Dollar General Corp.	9,702	2,303,449
Dollar Tree Inc.(b)	9,391	1,274,171
Dominion Energy Inc.	34,671	2,836,088
Domino’s Pizza Inc.	1,530	568,946
DoorDash Inc., Class A(b)	8,224	492,618
Dover Corp.	6,141	767,379
Dow Inc.	29,940	1,526,940
DR Horton Inc.	14,272	1,015,453
Dropbox Inc., Class A(b)	13,714	293,342
DTE Energy Co.	8,071	1,051,974
Duke Energy Corp.	31,984	3,419,409
Duke Realty Corp.	16,015	942,483
DuPont de Nemours Inc.	21,858	1,216,179
Dynatrace Inc.(b)	8,145	310,976
Eastman Chemical Co.	4,927	448,357
Eaton Corp. PLC	16,579	2,265,355
eBay Inc.	24,668	1,088,599
Ecolab Inc.	10,748	1,760,845
Edison International	16,184	1,096,790
Edwards Lifesciences Corp.(b)	25,943	2,337,464
Elanco Animal Health Inc.(b)	18,196	275,305
Electronic Arts Inc.	11,876	1,506,708
Elevance Health Inc.	10,038	4,869,534
Eli Lilly & Co.	33,720	10,157,476
Emerson Electric Co.	24,919	2,036,879
Enphase Energy Inc.(b)	5,718	1,637,864
Entegris Inc.	5,710	541,765
Entergy Corp.	8,460	975,438
EOG Resources Inc.	24,304	2,948,075
EPAM Systems Inc.(b)	2,349	1,001,848
EQT Corp.	14,217	679,573
Equifax Inc.	5,079	958,661
Equinix Inc.	3,848	2,529,560
Equitable Holdings Inc.	15,848	471,478
Equity LifeStyle Properties Inc.	7,541	528,624
Equity Residential	15,047	1,101,139
Erie Indemnity Co., Class A, NVS	1,124	241,581
Essential Utilities Inc.	9,972	490,124
Essex Property Trust Inc.	2,698	715,132
Estee Lauder Companies Inc. (The), Class A	9,690	2,464,942
Etsy Inc.(a)(b)	5,336	563,535
Everest Re Group Ltd.	1,578	424,561
Evergy Inc.	9,892	677,899
Eversource Energy	14,557	1,305,617
Exact Sciences Corp.(b)	7,415	263,603
Exelon Corp.	41,178	1,808,126
Expedia Group Inc.(b)	6,102	626,370
Expeditors International of Washington Inc.	7,149	735,561
Extra Space Storage Inc.	5,594	1,111,696
Exxon Mobil Corp.	177,101	16,929,085
F5 Inc.(b)	2,547	400,032
FactSet Research Systems Inc.	1,570	680,344
Fair Isaac Corp.(b)	1,157	519,956
Fastenal Co.	24,057	1,210,789
FedEx Corp.	10,538	2,221,516
Fidelity National Financial Inc.	11,459	448,047
Fidelity National Information Services Inc.	25,718	2,349,854
Fifth Third Bancorp.	28,895	986,764

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
First Citizens BancShares Inc./NC, Class A	512	$415,724
First Republic Bank/CA	7,386	1,121,416
FirstEnergy Corp.	23,276	920,566
Fiserv Inc.(b)	25,927	2,623,553
FleetCor Technologies Inc.(b)	3,298	700,924
FMC Corp.	5,594	604,600
Ford Motor Co.	164,509	2,507,117
Fortinet Inc.(b)	29,182	1,420,872
Fortive Corp.(a)	14,355	909,102
Fortune Brands Home & Security Inc., NVS	5,874	360,840
Fox Corp., Class A, NVS	13,690	467,924
Fox Corp., Class B	6,665	210,747
Franklin Resources Inc.	13,020	339,431
Freeport-McMoRan Inc.	61,661	1,825,166
Gaming and Leisure Properties Inc.	9,796	472,853
Garmin Ltd.	6,792	601,024
Gartner Inc.(b)	3,500	998,620
Generac Holdings Inc.(b)	2,640	581,882
General Dynamics Corp.	9,885	2,262,973
General Electric Co.	45,644	3,352,095
General Mills Inc.	25,311	1,943,885
General Motors Co.	57,674	2,203,724
Genuine Parts Co.	6,019	939,024
Gilead Sciences Inc.	52,164	3,310,849
Global Payments Inc.	11,648	1,447,031
Globe Life Inc.	4,139	402,269
GoDaddy Inc., Class A(a)(b)	7,161	542,947
Goldman Sachs Group Inc. (The)	14,119	4,696,968
Guidewire Software Inc.(a)(b)	3,346	239,942
Halliburton Co.	37,348	1,125,295
Hartford Financial Services Group Inc. (The)	14,587	938,090
Hasbro Inc.	5,570	439,027
HCA Healthcare Inc.	10,038	1,986,219
Healthcare Realty Trust Inc.	15,934	387,515
Healthpeak Properties Inc.	22,925	601,781
HEICO Corp.	1,871	284,953
HEICO Corp., Class A	3,130	383,675
Henry Schein Inc.(b)	5,935	435,688
Hershey Co. (The)	6,067	1,363,073
Hess Corp.	11,651	1,407,208
Hewlett Packard Enterprise Co.	55,033	748,449
Hilton Worldwide Holdings Inc.	11,633	1,481,579
Hologic Inc.(b)	10,672	721,000
Home Depot Inc. (The)	42,954	12,388,793
Honeywell International Inc.	28,659	5,426,582
Horizon Therapeutics PLC(b)	8,643	511,752
Hormel Foods Corp.	12,645	635,791
Host Hotels & Resorts Inc.	30,965	550,248
Howmet Aerospace Inc.	17,333	614,108
HP Inc.	43,545	1,250,177
HubSpot Inc.(b)	1,871	630,602
Humana Inc.	5,339	2,572,223
Huntington Bancshares Inc./OH	62,162	832,971
Huntington Ingalls Industries Inc.	1,708	393,284
IAC/InterActiveCorp.(b)	3,412	219,289
IDEX Corp.	3,253	654,536
IDEXX Laboratories Inc.(b)	3,511	1,220,494
Illinois Tool Works Inc.	13,094	2,551,104
Illumina Inc.(b)	6,603	1,331,429
Incyte Corp.(b)	8,116	571,610

Security	Shares	Value

United States (continued)
Ingersoll Rand Inc.(a)	17,071	$808,653
Insulet Corp.(b)	2,885	737,031
Intel Corp.	171,103	5,461,608
Intercontinental Exchange Inc.	23,421	2,362,008
International Business Machines Corp.	37,227	4,781,808
International Flavors & Fragrances Inc.	10,462	1,155,842
International Paper Co.	15,708	653,767
Interpublic Group of Companies Inc. (The)	16,731	462,445
Intuit Inc.	11,359	4,904,589
Intuitive Surgical Inc.(b)	14,828	3,050,713
Invesco Ltd.	15,030	247,544
Invitation Homes Inc.	24,236	879,282
IQVIA Holdings Inc.(b)	8,059	1,713,827
Iron Mountain Inc.	12,249	644,420
Jack Henry & Associates Inc.	3,228	620,422
Jacobs Solutions Inc., NVS	5,555	692,042
Jazz Pharmaceuticals PLC(b)	2,540	394,259
JB Hunt Transport Services Inc.	3,529	614,117
JM Smucker Co. (The)	4,532	634,435
Johnson & Johnson	109,894	17,730,298
Johnson Controls International PLC	29,364	1,589,767
JPMorgan Chase & Co.	122,933	13,981,170
Juniper Networks Inc.	13,915	395,464
Kellogg Co.	10,804	785,883
Keurig Dr Pepper Inc.(a)	32,608	1,243,017
KeyCorp.	40,308	713,049
Keysight Technologies Inc.(b)	7,677	1,258,184
Kimberly-Clark Corp.	14,034	1,789,616
Kimco Realty Corp.	26,109	550,378
Kinder Morgan Inc.	85,330	1,563,246
KKR & Co. Inc.	23,725	1,199,536
KLA Corp.	6,331	2,178,687
Knight-Swift Transportation Holdings Inc.	6,796	343,266
Kraft Heinz Co. (The)	31,365	1,173,051
Kroger Co. (The)	29,659	1,421,852
L3Harris Technologies Inc.	7,944	1,812,741
Laboratory Corp. of America Holdings	4,008	902,882
Lam Research Corp.	5,929	2,596,368
Las Vegas Sands Corp.(b)	14,977	563,585
Lear Corp.	2,551	353,671
Leidos Holdings Inc.	5,831	554,237
Lennar Corp., Class A	10,265	795,024
Lennox International Inc.	1,395	334,967
Liberty Broadband Corp., Class C (b)	5,256	534,535
Liberty Global PLC, Class A(b)	6,729	135,926
Liberty Global PLC, Class C, NVS(b)	14,546	309,975
Liberty Media Corp.-Liberty Formula One, Class C, NVS(b)	8,062	513,388
Liberty Media Corp.-Liberty SiriusXM, Class A, NVS(a)(b)	3,737	155,235
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(b)	7,313	302,466
Lincoln National Corp.	7,613	350,655
Live Nation Entertainment Inc.(b)	6,936	626,737
LKQ Corp.	11,832	629,699
Lockheed Martin Corp.	10,029	4,213,283
Loews Corp.	9,287	513,664
Lowe’s Companies Inc.	26,569	5,158,106
LPL Financial Holdings Inc.	3,237	716,445
Lucid Group Inc.(a)(b)	17,378	266,579
Lululemon Athletica Inc.(b)	4,930	1,478,803
Lumen Technologies Inc.	40,221	400,601

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Lyft Inc., Class A(a)(b)	11,315	$166,670
LyondellBasell Industries NV, Class A	11,070	918,810
M&T Bank Corp.	7,499	1,363,168
Marathon Oil Corp.	28,753	735,789
Marathon Petroleum Corp.	22,917	2,308,888
Markel Corp.(b)	571	681,837
MarketAxess Holdings Inc.	1,656	411,665
Marriott International Inc./MD, Class A	11,526	1,772,007
Marsh & McLennan Companies Inc.	21,062	3,398,775
Martin Marietta Materials Inc.	2,615	909,262
Marvell Technology Inc.	36,052	1,687,955
Masco Corp.	10,479	533,067
Masimo Corp.(b)	2,281	335,056
Mastercard Inc., Class A	36,607	11,874,213
Match Group Inc.(b)	11,013	622,565
McCormick & Co. Inc./MD, NVS	10,453	878,784
McDonald’s Corp.	31,057	7,835,060
McKesson Corp.	6,123	2,247,141
Medical Properties Trust Inc.	25,412	371,269
Medtronic PLC	55,823	4,907,958
Merck & Co. Inc.	105,732	9,025,284
Meta Platforms Inc, Class A(b)	96,677	15,751,584
MetLife Inc.	29,339	1,887,378
Mettler-Toledo International Inc.(b)	955	1,157,899
MGM Resorts International	16,331	533,044
Microchip Technology Inc.	22,882	1,493,050
Micron Technology Inc.	47,075	2,661,150
Microsoft Corp.	298,204	77,971,400
Mid-America Apartment Communities Inc.	4,889	809,961
Moderna Inc.(b)	14,294	1,890,667
Mohawk Industries Inc.(b)	2,514	277,445
Molina Healthcare Inc.(b)	2,442	823,858
Molson Coors Beverage Co., Class B	8,170	422,144
Mondelez International Inc., Class A	58,379	3,611,325
MongoDB Inc.(a)(b)	2,898	935,648
Monolithic Power Systems Inc.	1,794	813,005
Monster Beverage Corp.(b)	16,578	1,472,624
Moody’s Corp.	7,045	2,004,443
Morgan Stanley	55,881	4,762,179
Mosaic Co. (The)	15,607	840,749
Motorola Solutions Inc.	7,045	1,714,823
MSCI Inc.	3,427	1,539,545
Nasdaq Inc.	14,730	876,877
NetApp Inc.	9,589	691,655
Netflix Inc.(b)	18,742	4,189,962
Neurocrine Biosciences Inc.(b)	4,158	435,052
Newell Brands Inc., NVS	16,539	295,221
Newmont Corp.	33,306	1,377,536
News Corp., Class A, NVS	16,933	286,506
NextEra Energy Inc.	82,563	7,022,809
Nike Inc., Class B	53,057	5,647,918
NiSource Inc.	16,750	494,292
Nordson Corp.	2,156	489,779
Norfolk Southern Corp.	10,161	2,470,444
Northern Trust Corp.	8,342	793,241
Northrop Grumman Corp.	6,300	3,011,337
NortonLifeLock Inc.	25,265	570,736
Novocure Ltd.(a)(b)	3,840	315,379
NRG Energy Inc.	10,490	433,027
Nucor Corp.	11,221	1,491,720

Security	Shares	Value

United States (continued)
Nvidia Corp.	105,315	$15,896,246
NVR Inc.(b)	127	525,788
Occidental Petroleum Corp.	38,956	2,765,876
Okta Inc.(b)	6,219	568,417
Old Dominion Freight Line Inc.	4,107	1,114,681
Omnicom Group Inc.	8,954	599,023
ON Semiconductor Corp.(b)	18,070	1,242,674
ONEOK Inc.	18,945	1,160,002
Oracle Corp.	67,245	4,986,217
O’Reilly Automotive Inc.(b)	2,852	1,988,186
Otis Worldwide Corp.	16,964	1,225,140
Owens Corning	4,411	360,511
PACCAR Inc.	14,544	1,272,745
Packaging Corp. of America	3,565	488,120
Palantir Technologies Inc., Class A(a)(b)	66,845	516,043
Palo Alto Networks Inc.(a)(b)	4,030	2,243,944
Paramount Global, Class B, NVS	25,647	599,883
Parker-Hannifin Corp.	5,360	1,420,400
Paychex Inc.	13,711	1,691,115
Paycom Software Inc.(b)	2,170	762,104
PayPal Holdings Inc.(b)	46,365	4,332,346
Pentair PLC	6,918	307,851
PepsiCo Inc.	58,131	10,014,227
PerkinElmer Inc.	5,327	719,465
Pfizer Inc.	235,090	10,633,121
PG&E Corp.(b)	61,369	756,680
Philip Morris International Inc.	64,714	6,179,540
Phillips 66	20,072	1,795,641
Pinterest Inc., Class A(b)	23,587	543,444
Pioneer Natural Resources Co.	9,631	2,438,762
Plug Power Inc.(a)(b)	22,004	616,992
PNC Financial Services Group Inc. (The)	17,667	2,791,386
Pool Corp.	1,699	576,284
PPG Industries Inc.	10,008	1,270,816
PPL Corp.	29,493	857,656
Principal Financial Group Inc.	11,314	845,835
Procter & Gamble Co. (The)	100,502	13,863,246
Progressive Corp. (The)	24,361	2,987,877
Prologis Inc.	30,713	3,824,076
Prudential Financial Inc.	15,731	1,506,243
PTC Inc.(b)	4,727	543,085
Public Service Enterprise Group Inc.	21,138	1,360,442
Public Storage	6,638	2,196,050
PulteGroup Inc.	11,064	449,862
Qorvo Inc.(b)	4,698	421,786
Qualcomm Inc.	46,813	6,191,956
Quanta Services Inc.	5,741	811,203
Quest Diagnostics Inc.	5,144	644,595
Raymond James Financial Inc.	7,955	830,263
Raytheon Technologies Corp.	62,619	5,620,055
Realty Income Corp.	25,022	1,708,502
Regency Centers Corp.	6,529	397,224
Regeneron Pharmaceuticals Inc.(b)	4,497	2,613,027
Regions Financial Corp.	40,220	871,567
Republic Services Inc.	9,322	1,330,436
ResMed Inc.	6,128	1,347,670
RingCentral Inc., Class A(b)	3,351	144,227
Rivian Automotive Inc., Class A(a)(b)	13,550	443,220
Robert Half International Inc.	4,748	365,454
ROBLOX Corp., Class A(a)(b)	14,976	585,711

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Rockwell Automation Inc.	4,819	$1,141,814
Roku Inc.(a)(b)	4,874	331,432
Rollins Inc.	9,548	322,340
Roper Technologies Inc.	4,382	1,764,106
Ross Stores Inc.	14,922	1,287,321
Royal Caribbean Cruises Ltd.(b)	9,720	397,062
RPM International Inc.	5,459	508,560
S&P Global Inc.	14,873	5,237,973
Salesforce Inc.(b)	41,414	6,465,554
SBA Communications Corp.	4,559	1,482,815
Schlumberger NV	58,841	2,244,784
Seagen Inc.(b)	5,731	884,236
Sealed Air Corp.	6,419	345,406
SEI Investments Co.	5,201	284,495
Sempra Energy	13,348	2,202,020
Sensata Technologies Holding PLC	6,835	275,314
ServiceNow Inc.(b)	8,434	3,665,585
Sherwin-Williams Co. (The)	10,413	2,416,857
Signature Bank/New York NY	2,390	416,720
Simon Property Group Inc.	13,856	1,413,035
Sirius XM Holdings Inc.(a)	28,055	170,855
Skyworks Solutions Inc.	6,941	684,036
Snap Inc., Class A, NVS(b)	44,415	483,235
Snap-on Inc.	2,331	507,832
Snowflake Inc., Class A(b)	9,427	1,705,816
SolarEdge Technologies Inc.(b)	2,101	579,813
Southern Co. (The)	45,206	3,484,026
Southwest Airlines Co.(b)	6,451	236,752
Splunk Inc.(a)(b)	6,889	620,217
SS&C Technologies Holdings Inc.	10,001	557,656
Stanley Black & Decker Inc.	6,825	601,282
Starbucks Corp.	47,728	4,012,493
State Street Corp.	15,181	1,037,621
Steel Dynamics Inc.	7,692	620,898
Stryker Corp.	14,156	2,904,811
Sun Communities Inc.	4,852	745,801
SVB Financial Group(b)	2,450	995,974
Synchrony Financial	21,125	691,844
Synopsys Inc.(b)	6,320	2,186,846
Sysco Corp.	21,574	1,773,814
T Rowe Price Group Inc.	9,603	1,152,360
Take-Two Interactive Software Inc.(b)	6,761	828,628
Targa Resources Corp.	8,660	590,872
Target Corp.	19,449	3,118,453
Teladoc Health Inc.(a)(b)	6,225	193,349
Teledyne Technologies Inc.(b)	1,926	709,461
Teleflex Inc.	1,980	447,995
Teradyne Inc.	6,824	577,583
Tesla Inc.(b)	110,996	30,591,608
Texas Instruments Inc.	38,939	6,433,112
Texas Pacific Land Corp.	266	489,562
Textron Inc.	9,401	586,434
Thermo Fisher Scientific Inc.	16,341	8,911,074
TJX Companies Inc. (The)	50,039	3,119,932
T-Mobile U.S. Inc.(b)	26,087	3,755,485
Tractor Supply Co.	4,760	881,314
Trade Desk Inc. (The), Class A(a)(b)	18,094	1,134,494
Tradeweb Markets Inc., Class A	4,521	314,616
TransDigm Group Inc.	2,139	1,284,234
TransUnion	8,068	595,983

Security	Shares	Value

United States (continued)
Travelers Companies Inc. (The)	9,710	$1,569,524
Trimble Inc.(b)	10,602	670,576
Truist Financial Corp.	55,538	2,601,400
Twilio Inc., Class A(b)	6,992	486,503
Twitter Inc.(b)	27,457	1,063,959
Tyler Technologies Inc.(b)	1,703	632,682
Tyson Foods Inc., Class A	12,376	932,903
U.S. Bancorp.	58,491	2,667,775
Uber Technologies Inc.(b)	60,885	1,751,053
UDR Inc.	12,830	575,682
UGI Corp.	9,034	356,843
Ulta Beauty, Inc.(b)	2,135	896,422
Union Pacific Corp.	26,053	5,849,159
United Parcel Service Inc., Class B	30,793	5,989,546
United Rentals Inc.(b)	3,021	882,253
UnitedHealth Group Inc.	39,389	20,455,889
Unity Software Inc.(b)	8,360	357,139
Universal Health Services Inc., Class B	2,560	250,470
Vail Resorts Inc.	1,695	380,833
Valero Energy Corp.	16,481	1,930,255
Veeva Systems Inc., Class A(b)	5,753	1,146,688
Ventas Inc.	16,540	791,604
VeriSign Inc.(b)	4,226	770,062
Verisk Analytics Inc.	6,871	1,285,976
Verizon Communications Inc.	175,564	7,340,331
Vertex Pharmaceuticals Inc.(b)	10,779	3,037,091
VF Corp.	14,358	595,139
Viatris Inc.	51,433	491,185
VICI Properties Inc.	40,318	1,330,091
Visa Inc., Class A	69,514	13,813,127
Vistra Corp.	18,644	461,439
VMware Inc., Class A	8,702	1,009,693
Vornado Realty Trust	7,112	186,477
Vulcan Materials Co.	5,561	925,851
W R Berkley Corp.	9,048	586,310
Walgreens Boots Alliance Inc.	31,105	1,090,541
Walmart Inc.	63,938	8,474,982
Walt Disney Co. (The)(b)	76,363	8,558,765
Warner Bros. Discovery Inc.(b)	92,198	1,220,702
Waste Management Inc.	17,510	2,959,715
Waters Corp.(b)	2,571	767,701
Wayfair Inc., Class A(a)(b)	3,194	168,356
Webster Financial Corp.	7,678	361,250
WEC Energy Group Inc.	13,174	1,358,766
Wells Fargo & Co.	159,143	6,956,141
Welltower Inc.	18,610	1,426,456
West Pharmaceutical Services Inc.	3,067	909,948
Western Digital Corp.(b)	12,854	543,210
Western Union Co. (The)	17,656	261,662
Westinghouse Air Brake Technologies Corp.	7,575	663,949
Westlake Corp.(a)	1,275	125,753
Westrock Co.	11,506	467,029
Weyerhaeuser Co.	31,386	1,072,146
Whirlpool Corp.	1,976	309,442
Williams Companies Inc. (The)	50,787	1,728,282
Willis Towers Watson PLC	4,806	994,025
Workday Inc., Class A(b)	7,960	1,309,898
WP Carey Inc.	7,942	667,366
WW Grainger Inc.	1,884	1,045,507
Wynn Resorts Ltd.(a)(b)	4,595	278,411

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Xcel Energy Inc.	22,708	$1,686,069
Xylem Inc./NY	7,609	693,180
Yum! Brands Inc.	12,347	1,373,480
Zebra Technologies Corp., Class A(b)	2,261	682,008
Zendesk Inc.(b)	5,124	393,369
Zillow Group Inc., Class C (a)(b)	7,211	241,280
Zimmer Biomet Holdings Inc.	8,598	914,139
Zoetis Inc.	19,679	3,080,354
Zoom Video Communications Inc., Class A(b)	9,079	729,952
ZoomInfo Technologies Inc.(b)	11,980	544,132
Zscaler Inc.(b)	3,456	550,333

		1,462,549,920

Total Common Stocks — 99.5% (Cost: $2,138,858,382)		2,116,414,604

Preferred Stocks

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	2,414	167,831
Henkel AG & Co. KGaA, Preference Shares, NVS	7,405	477,871
Porsche Automobil Holding SE, Preference Shares, NVS	6,355	448,088
Sartorius AG, Preference Shares, NVS	1,106	460,788
Volkswagen AG, Preference Shares, NVS	7,687	1,093,392

		2,647,970

United States — 0.0%
AMC Entertainment Holdings Inc., 0.00%(a)	21,129	103,532

Total Preferred Stocks — 0.1% (Cost: $3,482,603)		2,751,502

Total Long-Term Investments — 99.6% (Cost: $2,142,340,985)		2,119,166,106

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	21,685,778	$21,692,284
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	1,560,000	1,560,000

Total Short-Term Securities — 1.1% (Cost: $23,240,750)		23,252,284

Total Investments in Securities — 100.7% (Cost: $2,165,581,735)		2,142,418,390

Liabilities in Excess of Other Assets — (0.7)%		(15,718,122)

Net Assets — 100.0%		$ 2,126,700,268

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,947,642	$11,743,161	(a)	$—	$(7,148)	$8,629	$21,692,284	21,685,778	$92,244	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	810,000	750,000	(a)	—	—	—	1,560,000	1,560,000	11,571		—
BlackRock Inc.	3,794,856	2,107,572		(297,284)	97,815	(1,494,706)	4,208,253	6,315	89,972		—

					$90,667	$(1,486,077)	$27,460,537		$193,787		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	3	09/08/22	$424	$(947)
Euro STOXX 50 Index	23	09/16/22	814	(30,355)
FTSE 100 Index	9	09/16/22	763	(4,324)
S&P 500 E-Mini Index	27	09/16/22	5,341	(55,914)

				$(91,540)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$91,540	$—	$—	$—	$91,540

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(574,821)	$—	$—	$—	$(574,821)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(220,714)	$—	$—	$—	$(220,714)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,582,281

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2022	iShares® MSCI World ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,557,950,061	$558,464,543	$—	$2,116,414,604
Preferred Stocks	103,532	2,647,970	—	2,751,502
Money Market Funds	23,252,284	—	—	23,252,284

	$1,581,305,877	$561,112,513	$—	$2,142,418,390

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(55,914)	$(35,626)	$—	$(91,540)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Frontier and Select EM ETF	iShares MSCI World ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$329,751,176	$2,114,957,853
Investments, at value — affiliated(c)	—	27,460,537
Cash	1,006,499	1,992
Foreign currency, at value(d)	20,805,807	2,179,793
Cash pledged:
Futures contracts	1,037,000	312,000
Collateral — OTC derivatives	840,000	—
Foreign currency collateral pledged for futures contracts(e)	—	157,042
Receivables:
Investments sold	4,547,768	4,433,923
Securities lending income — affiliated	—	12,460
Variation margin on futures contracts	61,342	—
Dividends — unaffiliated	861,793	3,955,971
Dividends — affiliated	334	3,789
Tax reclaims	—	671,654
Unrealized appreciation on forward foreign currency exchange contracts	1,196	—

Total assets	358,912,915	2,154,147,014

LIABILITIES
Collateral on securities loaned, at value	—	21,702,886
Deferred foreign capital gain tax	248,696	—
Payables:
Investments purchased	4,836,880	5,222,057
Variation margin on futures contracts	—	62,338
Bank borrowings	1,600,316	—
Investment advisory fees	239,244	455,154
Professional fees	—	4,311
Unrealized depreciation on forward foreign currency exchange contracts	955,006	—
Other liabilities	391,141	—

Total liabilities	8,271,283	27,446,746

NET ASSETS	$350,641,632	$2,126,700,268

NET ASSETS CONSIST OF
Paid-in capital	$489,581,131	$2,194,738,875
Accumulated loss	(138,939,499)	(68,038,607)

NET ASSETS	$350,641,632	$2,126,700,268

NET ASSET VALUE

Shares outstanding	12,850,000	19,300,000

Net asset value	$27.29	$110.19

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$316,662,602	$2,138,219,598
(b) Securities loaned, at value	$—	$20,892,119
(c) Investments, at cost — affiliated	$—	$27,362,137
(d) Foreign currency, at cost	$22,357,399	$2,218,073
(e) Foreign currency collateral pledged, at cost	$—	$166,446
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Frontier and Select EM ETF	iShares MSCI World ETF

INVESTMENT INCOME
Dividends — unaffiliated	$17,350,959	$38,779,771
Dividends — affiliated	617	102,373
Non-cash dividends — unaffiliated	—	2,032,988
Securities lending income — affiliated — net	113	91,414
Other income — unaffiliated	—	811
Foreign taxes withheld	(1,171,299)	(1,955,322)
Foreign withholding tax claims	—	44,918

Total investment income	16,180,390	39,096,953

EXPENSES
Investment advisory fees	3,629,532	4,634,281
Commitment fees	4,919	—
Professional fees	217	4,790
Interest expense	22,026	—

Total expenses	3,656,694	4,639,071

Net investment income	12,523,696	34,457,882

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	25,259,583	(21,062,449)
Investments — affiliated	16	(13,301)
In-kind redemptions — unaffiliated(a)	656,697	39,940,319
In-kind redemptions — affiliated(a)	—	103,968
Futures contracts	(3,631,677)	(574,821)
Forward foreign currency exchange contracts	(733,549)	—
Foreign currency transactions	(2,164,482)	(371,739)

	19,386,588	18,021,977

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(112,029,006)	(397,335,947)
Investments — affiliated	(3)	(1,486,077)
Futures contracts	183,002	(220,714)
Forward foreign currency exchange contracts	(279,668)	—
Foreign currency translations	(1,149,471)	(155,136)

	(113,275,146)	(399,197,874)

Net realized and unrealized loss	(93,888,558)	(381,175,897)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(81,364,862)	$(346,718,015)

(a) See Note 2 of the Notes to Financial Statements.
(b) Net of reduction in deferred foreign capital gain tax of	$283,226	$—

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Frontier and Select EM ETF		iShares MSCI World ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,523,696	$9,359,354	$34,457,882	$18,847,920
Net realized gain	19,386,588	32,240,921	18,021,977	15,189,250
Net change in unrealized appreciation (depreciation)	(113,275,146)	86,573,585	(399,197,874)	285,475,469

Net increase (decrease) in net assets resulting from operations	(81,364,862)	128,173,860	(346,718,015)	319,512,639

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,387,380)	(9,715,012)	(33,669,487)	(18,261,968)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(52,705,010)	3,870,773	937,249,033	320,340,634

NET ASSETS
Total increase (decrease) in net assets	(145,457,252)	122,329,621	556,861,531	621,591,305
Beginning of year	496,098,884	373,769,263	1,569,838,737	948,247,432

End of year	$350,641,632	$496,098,884	$2,126,700,268	$1,569,838,737

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Frontier and Select EM ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$33.86	$25.69	$28.97	$28.29	$30.62

Net investment income(a)	0.88	0.65	0.87	1.03	0.87
Net realized and unrealized gain (loss)(b)	(6.63)	8.20	(3.36)	0.76	(1.99)

Net increase (decrease) from investment operations	(5.75)	8.85	(2.49)	1.79	(1.12)

Distributions from net investment income(c)	(0.82)	(0.68)	(0.79)	(1.11)	(1.21)

Net asset value, end of year	$27.29	$33.86	$25.69	$28.97	$28.29

Total Return(d)

Based on net asset value	(17.26)%	34.77%	(8.44)%	6.45%	(3.92)%

Ratios to Average Net Assets(e)

Total expenses	0.80%	0.79%	0.79%	0.79%	0.81%

Net investment income	2.73%	2.17%	3.27%	3.63%	2.69%

Supplemental Data

Net assets, end of year (000)	$350,642	$496,099	$373,769	$496,868	$523,445

Portfolio turnover rate(f)	34%	36%	25%	33%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI World ETF

	Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$131.92		$103.07	$89.79	$91.33	$82.22

Net investment income(a)	2.19		1.84	1.76	1.96	1.84
Net realized and unrealized gain (loss)(b)	(21.88)		28.80	13.35	(1.52)	9.15

Net increase (decrease) from investment operations	(19.69)		30.64	15.11	0.44	10.99

Distributions from net investment income(c)	(2.04)		(1.79)	(1.83)	(1.98)	(1.88)

Net asset value, end of year	$110.19		$131.92	$103.07	$89.79	$91.33

Total Return(d)

Based on net asset value	(15.07	)%(e)	29.94%	17.04%	0.61%	13.46%

Ratios to Average Net Assets(f)

Total expenses	0.24%		0.24%	0.24%	0.24%	0.24%

Total expenses excluding professional fees for foreign withholding tax claims	0.24%		N/A	N/A	N/A	N/A

Net investment income	1.78%		1.58%	1.90%	2.24%	2.09%

Supplemental Data

Net assets, end of year (000)	$2,126,700		$1,569,839	$948,247	$646,459	$566,243

Portfolio turnover rate(g)	5%		5%	7%	4%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2022:
•	Total return by 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Frontier and Select EM	Diversified
MSCI World	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the prevailing market rates on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Foreign governments and their agencies may enact policies that delay or place limits on repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that are insufficient to convert a significant portion of MSCI Frontier and Select EM’s local currency denominated assets and liabilities to U.S. dollars. When these events occur, the rates utilized to translate a foreign currency to U.S. dollars will be determined by BlackRock Fund Advisors (“BFA”), MSCI Frontier and Select EM’s investment adviser, with assistance from other BlackRock pricing committees, in accordance with policies approved by the Board of Directors of the Company (the “Board”). The translation rate is subsequently reported to the Board or a committee thereof on a quarterly basis.

Monetary policies enacted by government agencies in Kenya and Nigeria, limiting their local currency’s repatriation to safeguard U.S. dollar reserves, significantly impacts MSCI Frontier and Select EM’s ability to convert local denominated assets and liabilities amounts to U.S. dollars using quoted immediate currency settlement rates. As of August 31, 2022, MSCI Frontier and Select EM’s assets and liabilities denominated in Kenyan Shillings and Nigerian Naira is using the 6-month and 12-month non-deliverable forward rates, respectively.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of BFA, the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI World
Barclays Bank PLC	$3,238,157	$(3,238,157)	$—		$—
Barclays Capital, Inc.	407,311	(407,311)	—		—
BNP Paribas SA	4,671,067	(4,671,067)	—		—
BofA Securities, Inc.	580,160	(580,160)	—		—
Citigroup Global Markets, Inc.	1,029,632	(1,029,632)	—		—
Goldman Sachs & Co. LLC	390,532	(390,532)	—		—
HSBC Bank PLC	809,473	(809,473)	—		—
J.P. Morgan Securities LLC	1,430,429	(1,430,429)	—		—
Jefferies LLC	4,811	(4,608)	—		203	(b)
Morgan Stanley	1,562,431	(1,562,431)	—		—
National Financial Services LLC	159,339	(159,339)	—		—
RBC Capital Markets LLC	378,373	(378,373)	—		—
Scotia Capital (USA), Inc.	1,461,590	(1,461,590)	—		—
SG Americas Securities LLC	3,659	(3,659)	—		—
State Street Bank & Trust Co.	112,970	(112,970)	—		—
UBS AG	3,040,888	(3,040,888)	—		—
UBS Securities LLC	1,256,812	(1,256,812)	—		—
Wells Fargo Bank N.A.	351,446	(351,446)	—		—
Wells Fargo Securities LLC	3,039	(3,039)	—		—

	$20,892,119	$(20,891,916)	$—		$203

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

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Notes to Financial Statements  (continued)

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI Frontier and Select EM	0.79%
MSCI World	0.24

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Frontier and Select EM	$36
MSCI World	26,708

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

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Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Frontier and Select EM	$4,695,356	$584,204	$1,232
MSCI World	36,390,500	39,660,349	(8,638,683)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Frontier and Select EM	$151,524,624	$213,077,189
MSCI World	131,475,899	101,141,889

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Frontier and Select EM	$586,127	$8,226,688
MSCI World	1,004,265,151	99,307,076

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Frontier and Select EM	$172,510	$(172,510)
MSCI World	39,711,687	(39,711,687)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Frontier and Select EM
Ordinary income	$11,387,380	$9,715,012

MSCI World
Ordinary income	$33,669,487	$18,261,968

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Frontier and Select EM	$1,658,642	$(140,535,997)	$(62,144)	$(138,939,499)
MSCI World	5,910,714	(46,644,023)	(27,305,298)	(68,038,607)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI Frontier and Select EM	$15,925,247

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Frontier and Select EM	$327,055,277	$66,682,531	$(64,940,442)	$1,742,089
MSCI World	2,169,571,629	174,830,910	(201,985,094)	(27,154,184)

9.	LINE OF CREDIT

The iShares MSCI Frontier and Select EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI Frontier and Select EM	$25,800,000	$1,676,247	1.66%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

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Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Illiquid Investments Risk: An illiquid investment is any investment that a fund expects cannot be sold or disposed of in seven calendar days or less without significantly changing the market value of the investment. Each Fund may not acquire any illiquid investment if, immediately after acquisition, each Fund would have invested more than 15% of their net assets in illiquid investments. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. In particular, certain frontier markets in which each Fund invests are experiencing a shortage of U.S. dollar reserves (including Kenya, Nigeria and Sri Lanka) and have recently restricted or delayed repatriation of local currency, and these issues are likely to persist. Illiquid investments may reduce the returns of each Fund as each Fund may be unable to transact at advantageous times or prices. In addition, if each Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, each Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of each Fund’s holdings.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Frontier and Select EM
Shares sold	100,000	$4,004,588	400,000	$13,406,994
Shares redeemed	(1,900,000)	(56,709,598)	(300,000)	(9,536,221)

	(1,800,000)	$(52,705,010)	100,000	$3,870,773

MSCI World
Shares sold	8,200,000	$1,037,489,044	3,100,000	$365,815,188
Shares redeemed	(800,000)	(100,240,011)	(400,000)	(45,474,554)

	7,400,000	$937,249,033	2,700,000	$320,340,634

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI World ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

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Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

  iShares MSCI Frontier and Select EM ETF

  iShares MSCI World ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Frontier and Select EM	$7,602,563
MSCI World	39,278,333

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Business Income

MSCI World	$184,764

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Frontier and Select EM	$16,935,770	$1,955,515

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI Frontier and Select EM	3.64%
MSCI World	52.86%

I M P O R T A N T T A X I N F O R M A T I O N	47

Board Review and Approval of Investment Advisory Contract

iShares MSCI Frontier and Select EM ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI World ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	51

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI World(a)	$2.005338	$—	$0.032459	$2.037797	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Frontier and Select EM ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
MSCI Frontier and Select EM	$45,307	$21,184	$24,123	661	$5,546	$573

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Frontier and Select EM ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

S U P P L E M E N T A L I N F O R M A T I O N	53

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	55

Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	57

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

Currency Abbreviations

NGN	Nigerian Naira

USD	United States Dollar

Portfolio Abbreviations (continued)

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•  iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca

•  iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca

•  iShares MSCI Global Gold Miners ETF | RING | NASDAQ

•  iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX

•  iShares MSCI Global Silver and Metals Miners ETF | SLVP | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® MSCI Global Agriculture Producers ETF

Investment Objective

The iShares MSCI Global Agriculture Producers ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.43%	11.73%	7.61%	10.43%	74.15%	108.25%
Fund Market	10.88	11.72	7.57	10.88	74.07	107.38
Index	10.77	11.86	7.71	10.77	75.14	110.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,017.70	$ 1.98		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Agriculture Producers ETF

Portfolio Management Commentary

Stocks of global agricultural producers advanced for the reporting period. The war in Ukraine sent the prices of many crops up as the conflict disrupted the planting season in Ukraine, one of the world’s major suppliers of wheat, corn, and sunflower oil. Prices for fertilizers and pesticides rose after countries imposed sanctions against Russia and Belarus, two of the world’s largest suppliers of commodities used in producing the crop chemicals. While the prices of some agricultural commodities moderated by the end of the reporting period, the volatile markets benefited many food producers.

Stocks in the U.S. materials sector contributed the most to the Index’s performance, specifically in the chemicals industry. Stronger demand for pesticides and herbicides increased profits for chemical companies as farmers sought to maximize crop yields to benefit from higher crop prices. Stronger sales offset rising costs of raw materials used to produce crop protection chemicals, in addition to losses from withdrawing from the Russian market.

In the U.S. consumer staples sector, the food products industry benefited from rising global demand for grains in the wake of the conflict in Ukraine, in addition to a weak canola crop in Canada and poor weather conditions in South America. Demand for biofuels increased as pandemic-related restrictions eased, economies reopened, and people traveled more.

Canadian companies in the materials sector also contributed to the Index’s return. Prices for fertilizers climbed sharply in the wake of sanctions against Russia and Belarus, the world’s second and third largest suppliers of crop nutrients. Prices for fertilizers such as potash and nitrogen rose to approach their highest levels since reaching all-time highs in 2008.

On the downside, Japanese companies in the industrials sector detracted from the Index’s performance. Despite rising demand for farm machinery, profits for manufacturers were pressured by rising raw materials costs.

Consumer staples companies in Norway declined as the stock of a salmon fish farming company retreated after rival companies agreed to a merger. Swedish industrials stocks also weakened as coronavirus-related restrictions exacerbated global supply constraints.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments(a)

Fertilizers & Agricultural Chemicals	39.5%
Agricultural & Farm Machinery	27.3
Agricultural Products	20.1
Packaged Foods & Meats	13.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	57.0%
Canada	9.0
Japan	3.8
India	3.8
Norway	3.3
China	2.9
United Kingdom	2.5
Chile	2.5
Saudi Arabia	2.5
Brazil	1.7
Malaysia	1.5
Israel	1.5
Singapore	1.3
Germany	1.1
Hong Kong	1.0
Australia	1.0
Other (each representing less than 1%)	3.6

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI Global Energy Producers ETF

Investment Objective

The iShares MSCI Global Energy Producers ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	54.58%	9.07%	3.38%	54.58%	54.38%	39.43%
Fund Market	55.02	9.03	3.40	55.02	54.05	39.64
Index	54.56	8.78	3.17	54.56	52.32	36.63

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,142.20	$ 2.11		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Energy Producers ETF

Portfolio Management Commentary

Stocks of global energy producers rose sharply for the reporting period amid substantial volatility in energy markets. Oil prices were relatively subdued early in the reporting period as several nations, including the U.S., the U.K., China, India, and Japan, coordinated to release millions of barrels of fuel to fight high prices. However, tight supplies and rising geopolitical tensions among major oil producing nations, including the United Arab Emirates and Russia, began to drive prices higher in early 2022. Prices surged further after Russia invaded Ukraine and nations imposed sanctions against Russia, one of the world’s largest suppliers of petroleum products. However, oil and gas prices moderated somewhat in the final months of the reporting period as rising interest rates and inflationary pressures weakened global economies and lowered demand forecasts. Nonetheless, natural gas prices remained high as Russia retaliated against sanctions by curbing exports to Europe.

The U.S. energy sector contributed the most to the Index’s performance. Companies in the oil, gas, and consumable fuels industry posted record profits due to higher energy prices, sending oil stocks up sharply. The industry rewarded shareholders by raising dividends and buying back stock. Furthermore, companies in the industry increased investment in new production to profit from higher oil prices. The profits from higher oil prices more than offset losses incurred from the cessation of business operations in Russia.

Canadian energy companies also contributed to the Index’s return. Higher oil and natural gas prices strengthened the revenues and profits of Canadian energy companies. Strong cash flows allowed the companies to reduce their debt levels while also buying back stock and increasing dividend payments. Similar to their North American counterparts, U.K. oil and gas companies advanced, raising their dividends and increasing stock buybacks after posting stronger profits.

On the downside, energy companies in Russia detracted from the Index’s performance as the stocks of oil and gas companies dropped sharply following the imposition of global sanctions against Russia. BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments(a)

Integrated Oil & Gas	54.5%
Oil & Gas Exploration & Production	31.1
Oil & Gas Refining & Marketing	11.0
Coal & Consumable Fuels	3.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	54.7%
United Kingdom	11.3
Canada	8.9
France	4.7
India	4.3
Australia	2.8
Brazil	2.3
Norway	1.9
China	1.5
Japan	1.2
Italy	1.1
Saudi Arabia	1.0
Other (each representing less than 1%)	4.3

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Global Gold Miners ETF

Investment Objective

The iShares MSCI Global Gold Miners ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(30.42)%	(0.48)%	(6.47)%	(30.42)%	(2.38)%	(48.78)%
Fund Market	(30.37)	(0.61)	(6.55)	(30.37)	(3.01)	(49.19)
Index	(30.30)	(0.30)	(6.32)	(30.30)	(1.51)	(47.93)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 666.50	$ 1.64		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Gold Miners ETF

Portfolio Management Commentary

Global gold mining stocks declined sharply for the reporting period as the price of gold fell overall. However, at the beginning of the reporting period, gold prices initially climbed as U.S. inflation rates climbed to the highest levels in 30 years, weakening the outlook for the stock market. Gold is traditionally perceived as an attractive investment and store of value during periods of rising inflation. Gold prices surged after Russia invaded Ukraine, sending commodities prices sharply higher and stock markets lower, increasing geopolitical and economic uncertainty and further provoking inflation concerns. Gold prices peaked in early March 2022 near record highs of over $2,000 U.S. an ounce after many nations took steps to sanction Russia, including limiting gold sales. However, gold prices declined as bond yields rose, particularly after the Fed began a series of interest rates hikes starting in March 2022. Because gold does not pay interest, its appeal decreases as its carrying cost relative to bonds increases, such as when yields rise. The stronger U.S. dollar, which climbed against most major currencies, made the precious metal more expensive to buy in most other countries and sent the price of gold lower.

From a country perspective, the Canadian gold mining industry detracted the most from the Index’s return. Even as profits rose, the stocks of Canadian gold miners declined as the price of gold fell. In addition, rising inflation rates, particularly costs for energy, explosives, and cyanide, drove production expenses higher. Some gold mining companies increased production of industrial metals, such as copper, which is a common byproduct of gold mining as it is often discovered in the same ore. They also sought new mining projects to diversify revenues.

The Russian gold mining industry also detracted from the Index’s performance. Stocks of Russian gold miners dropped after Russia invaded Ukraine and nations imposed sanctions, leading Western banks and shipping companies to curtail operating with the companies. As sales to Western countries disappeared, the companies sought new markets for gold sales, such as in Asia. BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Canada	51.5%
United States	20.6
Australia	8.2
South Africa	6.3
China	4.7
Saudi Arabia	4.0
United Kingdom	1.7
Indonesia	1.2
Peru	1.1
Other (each representing less than 1%)	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Newmont Corp.	19.4%
Barrick Gold Corp.	15.3
Agnico Eagle Mines Ltd.	10.4
Wheaton Precious Metals Corp.	4.6
Gold Fields Ltd.	4.5
Newcrest Mining Ltd.	4.3
AngloGold Ashanti Ltd.	4.0
Zijin Mining Group Co. Ltd., Class H	3.9
Yamana Gold Inc.	3.1
Kinross Gold Corp.	3.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Global Metals & Mining Producers ETF

Investment Objective

The iShares MSCI Global Metals & Mining Producers ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(12.69)%	7.88%	4.12%	(12.69)%	46.10%	49.80%
Fund Market	(12.76)	7.68	3.96	(12.76)	44.80	47.40
Index	(12.46)	8.35	4.39	(12.46)	49.36	53.64

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 804.60	$ 1.77		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

M A R K E T O V E R V I E W	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Metals & Mining Producers ETF

Portfolio Management Commentary

Stocks of global metals and mining producers declined for the reporting period. Prices for industrial metals dropped as the global economy slowed and manufacturing activity weakened.

The Russian metals and mining industry detracted the most from the Index’s performance. Stocks in the industry dropped sharply after sanctions were imposed against Russia following its invasion of Ukraine. BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7.

Brazilian mining stocks also weakened the Index’s performance. Stocks of iron ore miners dropped as global demand for the metal weakened, particularly in China, where coronavirus-related restrictions curtailed production and falling property prices slowed new construction. Increased logistics and fuel costs also weakened profits.

Chinese mining companies also detracted from the Index’s return. The stock of a major lithium miner retreated as mining companies raised output of lithium to profit from the high prices for the metal.

Precious metals mining companies in South Africa also detracted from the Index’s performance. The stock price of one major precious metals mining company dropped sharply after labor disruptions led production to drop, reducing profits.

The stocks of Japanese mining companies also declined. Steel companies faced rising costs for fuel, logistics, and raw materials such as iron ore and coking coal, while demand for steel fell as economic growth slowed, particularly in China and Japan.

On the upside, the Saudi Arabian metals and mining sector contributed to the Index’s performance. One prominent Saudi diversified mining company posted sharply stronger profits as demand rose for the raw materials it provides for fertilizer manufacturers.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments(a)

Diversified Metals & Mining	51.2%
Steel	33.0
Copper	8.6
Aluminum	4.8
Precious Metals & Minerals	2.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Australia	39.0%
United States	16.7
Brazil	6.2
Canada	5.0
United Kingdom	4.9
Japan	4.5
India	3.4
China	2.8
South Africa	2.7
South Korea	2.4
Taiwan	1.9
Saudi Arabia	1.8
France	1.5
Sweden	1.4
Mexico	1.2
Norway	1.0
Other (each representing less than 1%)	3.6

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Global Silver and Metals Miners ETF

Investment Objective

The iShares MSCI Global Silver and Metals Miners ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver exploration or metals mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(37.54)%	(4.00)%	(6.97)%	(37.54)%	(18.48)%	(51.45)%
Fund Market	(37.42)	(4.07)	(6.78)	(37.42)	(18.76)	(50.47)
Index	(37.34)	(4.00)	(6.97)	(37.34)	(18.46)	(51.47)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 667.60	$ 1.64		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Silver and Metals Miners ETF

Portfolio Management Commentary

Global silver mining stocks declined sharply for the reporting period as the price of silver fell overall. However, silver prices initially surged after Russia invaded Ukraine, sending commodities prices sharply higher and stock markets lower and increasing geopolitical and economic uncertainty. But silver prices began to decline as bond yields rose, particularly after the Fed began a series of interest rates hikes starting in March 2022 to reverse rising inflation. Because silver does not pay interest, its appeal decreases as its carrying cost relative to bonds increases, such as when yields rise. The stronger U.S. dollar, which climbed against most major currencies, made the precious metal more expensive to buy in most other countries and sent the price of silver lower.

Russia’s invasion of Ukraine led to rising production costs for silver miners. The price of sodium cyanide, a chemical used for removing silver from ore, rose sharply as the war sent energy prices higher, leading one major supplier of the chemical to suspend production in Europe. The war also drove up the cost of explosives made with ammonium nitrate and other raw materials used in mining. Russia, the world’s largest supplier of ammonium nitrate, suspended exports of the chemical following Western sanctions.

Canadian silver mining companies detracted the most from the Index’s performance. The Omicron variant of the coronavirus led to high levels of workforce absenteeism and reduced production. Production expenses rose during the reporting period, particularly the cost of energy, cyanide, explosives, and steel. Rising production costs and low silver prices reduced profit margins, leading mining companies to suspend operations at some sites and reduce the value of the mining assets on their balance sheets.

U.S. silver mining stocks also weakened the Index’s return as costs escalated and silver prices fell. Earnings declined as coronavirus-related restrictions and a shortage of skilled workers diminished production.

Silver mining companies in Mexico further detracted from the Index’s performance. Drug cartel violence and fewer government concessions to explore and exploit mining activities hindered mining development projects in Mexico.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Canada	68.8%
United States	20.4
Japan	4.6
Mexico	4.5
Other (each representing less than 1%)	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Pan American Silver Corp.	16.7%
Hecla Mining Co.	11.1
First Majestic Silver Corp.	8.9
Newmont Corp.	8.5
Asahi Holdings Inc.	4.6
Industrias Penoles SAB de CV	4.5
Agnico Eagle Mines Ltd.	4.5
MAG Silver Corp.	4.4
SilverCrest Metals Inc.	4.3
Wheaton Precious Metals Corp.	4.1

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2022	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.0%
Australian Agricultural Co. Ltd.(a)	106,354	$131,066
Costa Group Holdings Ltd.	236,691	431,941
Elders Ltd.	79,752	628,245
Inghams Group Ltd.	189,442	334,750
Nufarm Ltd./Australia	193,660	699,213
Select Harvests Ltd.	61,182	206,620
Tassal Group Ltd.	108,873	384,133

		2,815,968

Brazil — 1.7%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	23,227	127,868
Jalles Machado SA	51,996	75,160
Sao Martinho SA	81,195	497,246
SLC Agricola SA	59,549	556,297
Tres Tentos Agroindustrial SA	61,924	129,861
Yara International ASA	84,069	3,555,908

		4,942,340

Canada — 9.0%
Ag Growth International Inc.	9,475	283,309
Nutrien Ltd.	279,927	25,698,251
Rogers Sugar Inc.	47,604	226,539

		26,208,099

China — 2.9%
Asia - Potash International Investment Guangzhou Co. Ltd.(a)	27,700	135,623
Beijing Dabeinong Technology Group Co. Ltd., Class A(a)	125,400	156,479
China BlueChemical Ltd., Class H	752,000	195,811
China Modern Dairy Holdings Ltd.	1,601,000	211,796
China XLX Fertiliser Ltd.	280,000	159,558
China Youran Dairy Group Ltd.(a)(b)	388,000	117,467
COFCO Joycome Foods Ltd	1,191,000	455,926
First Tractor Co. Ltd., Class H	192,000	76,900
Fujian Sunner Development Co. Ltd., Class A	38,100	122,790
Heilongjiang Agriculture Co. Ltd., Class A	54,900	116,325
Henan Shuanghui Investment & Development Co. Ltd., Class A	105,800	409,624
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	195,500	1,009,726
Jiangsu Yangnong Chemical Co. Ltd., Class A	9,000	147,990
Jiangxi Zhengbang Technology Co. Ltd., Class A(a)	97,300	83,904
Muyuan Foods Co. Ltd., Class A	162,066	1,369,222
New Hope Liuhe Co. Ltd., Class A(a)	137,700	311,896
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	159,400	641,523
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	64,880	273,279
Sinofert Holdings Ltd.	1,084,000	145,978
Tongwei Co. Ltd., Class A	137,100	1,045,746
Wens Foodstuffs Group Co. Ltd., Class A(a)	193,120	661,446
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	40,600	91,333
Yunnan Yuntianhua Co. Ltd.(a)	53,900	206,782
Zangge Mining Co. Ltd.	46,400	210,253

		8,357,377

Egypt — 0.0%
Misr Fertilizers Production Co. SAE	22,404	133,794

France — 0.0%
Vilmorin & Cie SA	2,891	124,347

Germany — 1.0%
K+S AG, Registered	97,182	2,213,959
KWS Saat SE & Co. KGaA	5,884	358,019

Security	Shares	Value

Germany (continued)
Suedzucker AG	36,421	$499,448

		3,071,426

Hong Kong — 1.0%
WH Group Ltd.(b)	4,232,500	2,883,700

India — 3.7%
Balrampur Chini Mills Ltd.	62,398	272,125
Bayer CropScience Ltd.	6,838	466,239
Chambal Fertilisers and Chemicals Ltd.	84,853	369,550
Coromandel International Ltd.	59,836	785,602
Deepak Fertilisers & Petrochemicals Corp. Ltd.	27,248	307,982
EID Parry India Ltd.	40,615	268,681
Gujarat Ambuja Exports Ltd.	34,703	118,225
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	39,606	368,578
Gujarat State Fertilizers & Chemicals Ltd.	100,460	196,980
Kaveri Seed Co. Ltd.	10,135	57,717
PI Industries Ltd.	38,503	1,646,359
Rallis India Ltd.	38,610	108,585
Rashtriya Chemicals & Fertilizers Ltd.	71,536	87,994
Sharda Cropchem Ltd.	13,908	89,798
Shree Renuka Sugars Ltd.(a)	326,141	189,342
Sumitomo Chemical India Ltd.	50,878	310,650
Tata Consumer Products Ltd.	280,754	2,837,599
Triveni Engineering & Industries Ltd.	36,962	108,105
UPL Ltd.	247,833	2,373,758

		10,963,869

Indonesia — 0.8%
Astra Agro Lestari Tbk PT	245,200	151,136
Charoen Pokphand Indonesia Tbk PT	3,746,500	1,482,950
Inti Agri Resources Tbk PT(a)(c)	2,230,700	—
Japfa Comfeed Indonesia Tbk PT	2,689,500	287,007
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,548,100	123,021
Sawit Sumbermas Sarana Tbk PT	1,701,900	161,175

		2,205,289

Ireland — 0.1%
Origin Enterprises PLC	58,983	221,096

Israel — 1.5%
ICL Group Ltd.	359,458	3,432,348
Israel Corp Ltd.(a)	1,959	946,892

		4,379,240

Japan — 3.8%
Hokuto Corp.	9,700	134,160
Kubota Corp.	517,800	8,041,552
Kumiai Chemical Industry Co. Ltd.	36,800	286,725
Maruha Nichiro Corp.	21,400	382,648
Mitsui DM Sugar Holdings Co. Ltd.	8,000	107,663
NH Foods Ltd.	41,800	1,196,534
Prima Meat Packers Ltd.	11,100	173,256
Sakata Seed Corp.	14,400	534,621
YAMABIKO Corp.	16,700	136,330

		10,993,489

Malaysia — 1.5%
Genting Plantations Bhd	136,500	204,651
IOI Corp. Bhd	1,276,200	1,206,195
Kuala Lumpur Kepong Bhd	219,400	1,134,380
QL Resources Bhd	558,007	635,870
Sime Darby Plantation Bhd	1,053,400	1,047,081
TSH Resources Bhd	279,000	68,953

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
United Plantations Bhd	52,700	$174,023

		4,471,153

Netherlands — 0.7%
OCI NV	53,493	2,008,278

Norway — 3.3%
Austevoll Seafood ASA	46,494	498,366
Bakkafrost P/F	25,523	1,493,501
Grieg Seafood ASA	23,029	278,630
Leroy Seafood Group ASA	136,129	909,573
Mowi ASA	206,809	4,239,941
Norway Royal Salmon ASA(a)	6,659	166,846
Salmar ASA	29,905	1,977,540

		9,564,397

Poland — 0.1%
Grupa Azoty SA(a)	25,003	173,056

Russia — 0.0%
PhosAgro PJSC(c)	7,038	1
PhosAgro PJSC, GDR(c)	2	—
PhosAgro PJSC, New(c)	136	1
Ros Agro PLC, GDR(c)	5,334	1

		3

Saudi Arabia — 2.5%
Al Jouf Agricultural Development Co.	7,490	98,331
Almarai Co. JSC	126,937	1,786,531
National Agriculture Development Co. (The)(a)	25,406	207,175
SABIC Agri-Nutrients Co.	108,767	5,021,107
Saudi Fisheries Co.(a)	9,973	95,934

		7,209,078

Singapore — 1.3%
Bumitama Agri Ltd.	176,800	78,986
First Resources Ltd.	281,600	303,537
Golden Agri-Resources Ltd.(d)	3,271,500	655,833
Japfa Ltd.	208,740	89,555
Wilmar International Ltd.	975,200	2,814,815

		3,942,726

South Africa — 0.1%
Astral Foods Ltd.	19,475	235,286
Oceana Group Ltd.	42,987	137,534

		372,820

South Korea — 0.1%
Dongwon Industries Co. Ltd.	557	93,836
Harim Holdings Co. Ltd.	23,446	145,787
Hyundai Feed Inc.	4,657	81,647
Namhae Chemical Corp.	11,272	90,237

		411,507

Sweden — 0.5%
Husqvarna AB, Class B	213,516	1,436,627

Taiwan — 0.4%
Charoen Pokphand Enterprise	85,800	226,699
Sesoda Corp.	79,000	124,250
Taiwan Fertilizer Co. Ltd.	369,000	758,805
Taiwan TEA Corp.(a)	259,000	168,867

		1,278,621

Thailand — 0.6%
Charoen Pokphand Foods PCL, NVDR	1,967,400	1,401,783
GFPT PCL, NVDR	221,400	101,874

Security	Shares	Value

Thailand (continued)
Khon Kaen Sugar Industry PCL, NVDR	1,000,454	$98,641
Thaifoods Group PCL, NVDR(d)	564,500	96,741

		1,699,039

Turkey — 0.2%
Gubre Fabrikalari TAS(a)	25,009	160,383
Hektas Ticaret TAS(a)	194,852	438,880
Turk Traktor ve Ziraat Makineleri AS(d)	6,731	90,362

		689,625

United Kingdom — 2.5%
CNH Industrial NV	519,590	6,326,043
Cranswick PLC	27,038	968,058

		7,294,101

United States — 56.8%
AGCO Corp.	32,172	3,497,418
American Vanguard Corp.	14,045	279,917
AppHarvest Inc.(a)(d)	36,391	104,806
Archer-Daniels-Midland Co.	285,713	25,111,316
Benson Hill Inc.(a)(d)	57,768	205,076
Bunge Ltd.	76,921	7,628,256
Cal-Maine Foods Inc.	19,086	1,023,200
CF Industries Holdings Inc.	105,902	10,956,621
Corteva Inc.	367,503	22,575,709
Darling Ingredients Inc.(a)(d)	82,010	6,237,681
Deere & Co.	147,442	53,853,190
FMC Corp.	63,941	6,910,743
Fresh Del Monte Produce Inc.	19,408	530,615
Hydrofarm Holdings Group Inc.(a)	14,897	50,650
Ingredion Inc.	33,627	2,927,903
Intrepid Potash Inc.(a)(d)	5,540	258,884
Lamb Weston Holdings Inc.	73,352	5,833,685
Lindsay Corp.	5,590	896,412
Local Bounti Corp.(a)	15,256	56,752
Mosaic Co. (The)	183,877	9,905,454
Pilgrim’s Pride Corp.(a)(d)	24,412	695,010
Scotts Miracle-Gro Co. (The)	21,095	1,412,310
Titan International Inc.(a)	25,450	357,064
Toro Co. (The)	53,084	4,402,256
Vital Farms Inc.(a)(d)	10,158	131,546

		165,842,474

Total Common Stocks — 97.1% (Cost: $298,332,228)		283,693,539

Preferred Stocks

Chile — 2.5%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	72,517	7,249,839

Total Preferred Stocks — 2.5% (Cost: $5,136,505)		7,249,839

Total Long-Term Investments — 99.6% (Cost: $303,468,733)		290,943,378

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	807,722	$807,964

Total Short-Term Securities — 0.3% (Cost: $807,639)		807,964

Total Investments in Securities — 99.9% (Cost: $304,276,372)		291,751,342

Other Assets Less Liabilities — 0.1%		421,067

Net Assets — 100.0%		$292,172,409

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,825,834	$—	$(1,018,252	)(a)	$73	$309	$807,964	807,722	$71,028	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	80,000	—	(80,000	)(a)	—	—	—	—	1,445		—

					$73	$309	$807,964		$72,473		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	7	09/16/22	$247	$4,106
S&P 500 E-Mini Index	3	09/16/22	593	3,537

				$7,643

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$7,643	$—	$—	$—	$7,643

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Agriculture Producers ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(57,737)	$—	$—	$—	$(57,737)

Net Change in Unrealized Appreciation (Depreciation) on

Futures contracts	$—	$—	$7,643	$—	$—	$—	$7,643

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$432,179

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$201,092,512	$82,601,024	$3	$283,693,539
Preferred Stocks	7,249,839	—	—	7,249,839
Money Market Funds	807,964	—	—	807,964

	$209,150,315	$82,601,024	$3	$291,751,342

Derivative financial instruments(a)
Assets
Futures Contracts	$3,537	$4,106	$—	$7,643

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2022	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.8%
Beach Energy Ltd.	70,304	$81,259
Boss Energy Ltd. (a)	15,392	27,933
Karoon Energy Ltd.(a)	24,648	35,691
New Hope Corp. Ltd.(b)	22,360	73,891
Paladin Energy Ltd.(a)	119,496	67,248
Santos Ltd.	144,584	771,831
Washington H Soul Pattinson & Co. Ltd.	9,776	170,377
Whitehaven Coal Ltd.	40,664	216,601
Woodside Energy Group Ltd.	85,064	1,975,910

		3,420,741

Austria — 0.2%
OMV AG	6,552	263,995

Brazil — 1.2%
3R Petroleum Oleo E Gas SA(a)	8,112	58,301
Enauta Participacoes SA	4,680	15,032
Petro Rio SA(a)	31,616	165,968
Petroleo Brasileiro SA	166,674	1,190,849
Petroreconcavo SA	5,812	30,477

		1,460,627

Canada — 8.8%
Advantage Energy Ltd.(a)	8,450	72,189
ARC Resources Ltd.	30,549	421,710
Athabasca Oil Corp.(a)	25,480	50,248
Baytex Energy Corp.(a)	25,584	132,659
Birchcliff Energy Ltd.	11,752	103,530
Cameco Corp.	17,888	521,379
Canacol Energy Ltd.	6,760	12,919
Canadian Natural Resources Ltd.	51,707	2,834,663
Cardinal Energy Ltd.	5,720	36,410
Cenovus Energy Inc.	62,002	1,163,231
Crescent Point Energy Corp.	25,649	194,904
Crew Energy Inc.(a)	6,240	30,883
Denison Mines Corp.(a)(b)	36,296	51,403
Energy Fuels Inc./Canada(a)	6,864	55,765
Enerplus Corp.	10,712	165,082
Freehold Royalties Ltd.	5,616	61,319
Frontera Energy Corp.(a)	2,704	22,833
Headwater Exploration Inc.(a)	8,944	40,792
Imperial Oil Ltd.	10,497	515,199
Kelt Exploration Ltd.(a)	7,280	34,866
MEG Energy Corp.(a)	12,480	174,464
NexGen Energy Ltd.(a)(b)	17,992	80,004
NuVista Energy Ltd.(a)	8,112	66,707
Obsidian Energy Ltd.(a)	3,120	28,080
Paramount Resources Ltd., Class A	3,432	78,238
Parex Resources Inc.	5,304	84,849
Peyto Exploration & Development Corp.	7,696	71,783
Pipestone Energy Corp.(a)	5,408	20,094
PrairieSky Royalty Ltd.	9,568	130,405
Spartan Delta Corp.(a)	6,032	60,855
Suncor Energy Inc.	64,418	2,084,076
Surge Energy Inc.	3,120	23,946
Tamarack Valley Energy Ltd.	19,552	62,377
Topaz Energy Corp.	4,160	65,503
Tourmaline Oil Corp.	14,314	846,295
Vermilion Energy Inc.	7,384	197,229

Security	Shares	Value

Canada (continued)
Whitecap Resources Inc.	27,840	$202,862

		10,799,751

China — 1.5%
AAG Energy Holdings Ltd.(c)	67,000	12,648
CGN Mining Co. Ltd.(a)	90,000	11,726
China Coal Energy Co. Ltd., Class H	91,000	80,923
China Shenhua Energy Co. Ltd., Class A	18,400	80,640
China Shenhua Energy Co. Ltd., Class H	150,000	470,441
Guanghui Energy Co. Ltd., Class A	20,800	38,144
Inner Mongolia Dian Tou Energy Corp. Ltd.	5,800	11,677
Inner Mongolia Yitai Coal Co. Ltd., Class B	50,200	84,484
Jizhong Energy Resources Co. Ltd.	10,700	10,553
PetroChina Co. Ltd., Class A	52,000	40,289
PetroChina Co. Ltd., Class H	946,000	439,907
Pingdingshan Tianan Coal Mining Co. Ltd.	7,000	13,275
Shaanxi Coal Industry Co. Ltd., Class A	25,500	81,216
Shan Xi Hua Yang Group New Energy Co. Ltd.	7,300	19,688
Shanxi Coking Coal Energy Group Co. Ltd., Class A	10,410	19,264
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	10,400	23,840
United Energy Group Ltd.	372,000	45,903
Yankuang Energy Group Co. Ltd., Class A	6,100	42,257
Yankuang Energy Group Co. Ltd., Class H	66,000	261,255

		1,788,130

Colombia — 0.1%
Ecopetrol SA	220,376	112,303

Finland — 0.8%
Neste OYJ	18,960	935,426

France — 4.6%
Etablissements Maurel et Prom SA	2,704	13,685
TotalEnergies SE	111,030	5,621,414

		5,635,099

Greece — 0.1%
Hellenic Petroleum Holdings SA	2,971	20,442
Motor Oil Hellas Corinth Refineries SA	2,974	56,071

		76,513

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	18,408	126,838

India — 4.3%
Bharat Petroleum Corp. Ltd.	38,584	158,055
Coal India Ltd.	68,432	199,957
Gujarat Mineral Development Corp. Ltd.	2,808	5,787
Hindustan Petroleum Corp. Ltd.	28,600	86,808
Indian Oil Corp. Ltd.	123,718	110,395
Oil & Natural Gas Corp. Ltd.	111,215	192,526
Oil India Ltd.	11,440	27,546
Reliance Industries Ltd.	97,704	3,200,787
Reliance Industries Ltd., GDR(c)	19,284	1,266,819

		5,248,680

Indonesia — 0.4%
Adaro Energy Indonesia Tbk PT	634,400	151,239
Bukit Asam Tbk PT	179,400	51,332
Harum Energy Tbk PT	104,000	11,895
Indika Energy Tbk PT	72,800	14,064
Indo Tambangraya Megah Tbk PT	20,800	55,094
Medco Energi Internasional Tbk PT	353,612	20,497
Sugih Energy Tbk PT(a)(d)	206,700	—

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
United Tractors Tbk PT	75,400	$171,691

		475,812

Israel — 0.2%
Delek Group Ltd.(a)	416	72,254
Equital Ltd.(a)	1,011	37,546
Naphtha Israel Petroleum Corp. Ltd.(a)	1,457	8,769
Oil Refineries Ltd.	91,936	39,477
Paz Oil Co. Ltd.(a)	435	57,019

		215,065

Italy — 1.1%
Eni SpA	113,040	1,335,333
Saras SpA(a)	25,688	31,115

		1,366,448

Japan — 1.2%
Cosmo Energy Holdings Co. Ltd.	3,436	102,876
ENEOS Holdings Inc.	137,300	518,846
Idemitsu Kosan Co. Ltd.	9,268	244,372
Inpex Corp.	46,800	537,949
Japan Petroleum Exploration Co. Ltd.	1,300	37,038

		1,441,081

Malaysia — 0.0%
Hibiscus Petroleum Bhd	62,400	14,619

Norway — 1.8%
Aker BP ASA	14,133	495,091
BW Energy Ltd.(a)	4,056	10,115
DNO ASA	20,592	29,257
Equinor ASA	43,780	1,699,129

		2,233,592

Philippines — 0.0%
Semirara Mining & Power Corp.	30,800	22,528

Poland — 0.2%
Polski Koncern Naftowy ORLEN SA	18,196	235,679

Portugal — 0.2%
Galp Energia SGPS SA	22,364	241,508

Russia — 0.0%
LUKOIL PJSC(d)	17,021	3
Rosneft Oil Co. PJSC(d)	47,821	8
Surgutneftegas PJSC(d)	285,010	47
Tatneft PJSC(d)	57,983	9

		67

Saudi Arabia — 0.9%
Rabigh Refining & Petrochemical Co.(a)	18,847	86,691
Saudi Arabian Oil Co.(c)	108,360	1,079,372

		1,166,063

South Africa — 0.2%
Exxaro Resources Ltd.	10,816	137,798
Thungela Resources Ltd.	5,854	111,579

		249,377

South Korea — 0.5%
HD Hyundai Co. Ltd.	2,080	97,663
SK Innovation Co. Ltd.(a)	2,519	354,613
S-Oil Corp.	1,976	149,879

		602,155

Spain — 0.7%
Repsol SA	65,114	845,706

Security	Shares	Value

Thailand — 0.5%
Bangchak Corp. PCL, NVDR	41,600	$40,180
Banpu PCL, NVDR	260,000	103,222
Esso Thailand PCL, NVDR(a)	41,600	16,068
IRPC PCL, NVDR	478,400	44,784
PTT Exploration & Production PCL, NVDR	62,431	288,745
Star Petroleum Refining PCL, NVDR	72,800	25,723
Thai Oil PCL, NVDR	52,000	86,517

		605,239

Turkey — 0.1%
Turkiye Petrol Rafinerileri AS(a)	5,408	106,623

United Arab Emirates — 0.0%
Dana Gas PJSC	149,760	39,671

United Kingdom — 11.2%
BP PLC	865,764	4,423,990
Capricorn Energy PLC(a)	14,872	40,117
Diversified Energy Co. PLC	36,712	56,466
Energean PLC(a)	5,408	81,295
EnQuest PLC(a)	65,104	22,590
Genel Energy PLC	7,488	12,344
Gulf Keystone Petroleum Ltd.	8,840	24,750
Harbour Energy PLC	20,675	114,074
Pantheon Resources PLC(a)(b)	31,512	48,778
Serica Energy PLC	8,944	38,718
Shell PLC	333,330	8,822,592
Tullow Oil PLC(a)	55,016	30,897

		13,716,611

United States — 54.0%
Antero Resources Corp.(a)	12,584	504,367
APA Corp.	15,184	593,846
Arch Resources Inc.	728	105,982
Berry Corp.	2,496	22,838
Brigham Minerals Inc., Class A	2,184	64,974
California Resources Corp.	2,392	119,504
Callon Petroleum Co.(a)	2,166	92,185
Centrus Energy Corp., Class A(a)(b)	438	21,817
Chesapeake Energy Corp.	5,125	515,011
Chevron Corp.	83,596	13,213,184
Chord Energy Corp.	1,801	254,932
Civitas Resources Inc.	2,496	167,706
CNX Resources Corp.(a)	8,736	154,365
Comstock Resources Inc.(a)	4,160	81,536
ConocoPhillips	57,933	6,340,767
CONSOL Energy Inc.	1,456	104,512
Coterra Energy Inc.	36,088	1,115,480
Crescent Energy Co., Class A	1,598	27,374
CVR Energy Inc.	1,352	44,156
Delek U.S. Holdings Inc.	2,912	82,264
Denbury Inc.(a)	2,288	203,472
Devon Energy Corp.	28,080	1,983,010
Diamondback Energy Inc.	7,604	1,013,461
Earthstone Energy Inc., Class A(a)(b)	1,976	30,035
Enviva Inc.	1,456	101,221
EOG Resources Inc.	26,234	3,182,184
EQT Corp.	14,912	712,794
Exxon Mobil Corp.	188,698	18,037,642
Gran Tierra Energy Inc.(a)	16,120	22,729
Gulfport Energy Corp.(a)	560	54,746
Hess Corp.	12,541	1,514,702

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
HF Sinclair Corp.	6,968	$366,726
Kimbell Royalty Partners LP	2,184	38,744
Kosmos Energy Ltd.(a)	20,488	144,850
Laredo Petroleum Inc.(a)	694	53,861
Magnolia Oil & Gas Corp., Class A	7,488	178,739
Marathon Oil Corp.	31,720	811,715
Marathon Petroleum Corp.	24,246	2,442,784
Matador Resources Co.(b)	5,304	316,118
Murphy Oil Corp.	6,604	257,358
Northern Oil and Gas Inc.	2,912	92,136
Occidental Petroleum Corp.	41,972	2,980,012
Ovintiv Inc.	11,593	616,052
Par Pacific Holdings Inc.(a)	2,080	39,104
PBF Energy Inc., Class A(a)	4,368	149,211
PDC Energy Inc.	4,472	303,694
Peabody Energy Corp.(a)	5,096	125,667
Permian Res Corp., NVS	8,840	72,753
Pioneer Natural Resources Co.	10,300	2,608,166
Range Resources Corp.(a)	12,064	396,423
Ranger Oil Corp.	936	36,495
SandRidge Energy Inc.(a)	1,313	27,547
SilverBow Resources Inc.(a)	416	16,540
SM Energy Co.(b)	5,408	238,331
Southwestern Energy Co.(a)	39,950	299,225
Talos Energy Inc.(a)	2,600	53,898
Tellurian Inc.(a)(b)	21,632	86,528
Texas Pacific Land Corp.	279	513,488
Uranium Energy Corp.(a)	14,937	67,515
Valero Energy Corp.	18,273	2,140,134
Viper Energy Partners LP	2,704	82,526
W&T Offshore Inc.(a)	4,472	29,068

		66,068,204

Total Common Stocks — 97.7% (Cost: $92,762,405)		119,514,151

Preferred Stocks

Brazil — 1.1%
Petroleo Brasileiro SA, Preference Shares, NVS	213,192	1,361,750

Security	Shares	Value

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	275,500	$45

Total Preferred Stocks — 1.1% (Cost: $989,086)		1,361,795

Rights

Thailand — 0.0%
Thai Oil PCL (Expires 09/14/22)(a)	4,588	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 98.8% (Cost: $93,751,491)		120,875,946

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	504,654	504,806
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	160,000	160,000

Total Short-Term Securities — 0.5% (Cost: $664,546)		664,806

Total Investments in Securities — 99.3% (Cost: $94,416,037)		121,540,752

Other Assets Less Liabilities — 0.7%		818,844

Net Assets — 100.0%		$122,359,596

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$525,991	$—		$(21,220	)(a)	$(136)	$171	$504,806	504,654	$6,090	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	60,000	(a)	—		—	—	160,000	160,000	805		—

						$(136)	$171	$664,806		$6,895		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Energy Producers ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Energy Select Sector Index	15	09/16/22	$1,257	$905
FTSE 100 Index	2	09/16/22	169	(4,871)

				$(3,966)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$905	$—	$—	$—	$905

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,871	$—	$—	$—	$4,871

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from

Futures contracts	$—	$—	$135,445	$—	$—	$—	$135,445

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$16,832	$—	$—	$—	$16,832

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$927,806

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Energy Producers ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$78,752,925	$40,761,159	$67	$119,514,151
Preferred Stocks	1,361,750	—	45	1,361,795
Rights	—	—	—	—
Money Market Funds	664,806	—	—	664,806

	$80,779,481	$40,761,159	$112	$121,540,752

Derivative financial instruments(a)
Assets
Futures Contracts	$905	$—	$—	$905
Liabilities
Futures Contracts	—	(4,871)	—	(4,871)

	$905	$(4,871)	$—	$(3,966)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Global Gold Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.1%
De Grey Mining Ltd.(a)(b)	5,231,427	$3,439,810
Newcrest Mining Ltd.	1,300,505	15,634,226
Red 5 Ltd.(a)	13,649,054	2,347,814
St. Barbara Ltd.	4,291,322	2,647,487
West African Resources Ltd.(a)(b)	4,005,342	3,410,466
Westgold Resources Ltd.	3,055,538	1,921,004

		29,400,807

Canada — 51.2%
Agnico Eagle Mines Ltd.	910,799	37,559,580
Alamos Gold Inc., Class A(b)	1,117,310	8,056,440
Argonaut Gold Inc.(a)(b)	6,101,934	2,160,429
B2Gold Corp.	2,926,710	8,980,577
Barrick Gold Corp.	3,717,150	55,190,486
Calibre Mining Corp.(a)	2,939,547	2,126,295
Centerra Gold Inc.	777,986	3,524,587
Eldorado Gold Corp.(a)	683,612	3,768,494
Equinox Gold Corp.(a)	1,041,987	3,657,487
IAMGOLD Corp.(a)	2,029,556	2,426,164
Kinross Gold Corp.	3,349,784	10,992,933
Lundin Gold Inc.	421,943	2,817,558
New Gold Inc.(a)	3,155,848	2,042,465
SSR Mining Inc.(b)	597,293	8,063,353
Torex Gold Resources Inc.(a)	403,098	2,992,504
Wesdome Gold Mines Ltd.(a)	563,247	3,293,667
Wheaton Precious Metals Corp.	541,627	16,533,161
Yamana Gold Inc.	2,554,401	11,280,714

		185,466,894

China — 4.7%
Zijin Mining Group Co. Ltd., Class A	2,231,100	2,825,692
Zijin Mining Group Co. Ltd., Class H	12,500,000	14,124,663

		16,950,355

Indonesia — 1.1%
Aneka Tambang Tbk	31,102,700	4,158,947

Peru — 1.1%
Cia. de Minas Buenaventura SAA, ADR	767,942	4,085,452

Russia — 0.0%
Polymetal International PLC(c)	822,891	135
Polyus PJSC(c)	62,547	10

		145

Saudi Arabia — 3.9%
AngloGold Ashanti Ltd.	1,071,715	14,312,393

Security	Shares	Value

South Africa — 6.3%
DRDGOLD Ltd.	3,736,556	$2,024,709
Gold Fields Ltd.	1,991,654	16,085,298
Harmony Gold Mining Co. Ltd.	1,790,736	4,560,289

		22,670,296

Turkey — 0.7%
Koza Altin Isletmeleri AS	296,131	2,579,248

United Kingdom — 1.7%
Centamin PLC	4,131,880	4,333,168
Hochschild Mining PLC	2,427,028	1,827,322

		6,160,490

United States — 20.5%
Coeur Mining Inc.(a)(b)	1,202,048	3,317,652
McEwen Mining Inc., NVS(a)	368,724	1,131,982
Newmont Corp.	1,686,739	69,763,525

		74,213,159

Total Long-Term Investments — 99.3% (Cost: $524,087,513)		359,998,186

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	1,922,319	1,922,895
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	100,000	100,000

Total Short-Term Securities — 0.6% (Cost: $2,021,667)		2,022,895

Total Investments in Securities — 99.9% (Cost: $526,109,180)		362,021,081

Other Assets Less Liabilities — 0.1%		343,688

Net Assets — 100.0%		$362,364,769

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Gold Miners ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,683,523	$—	$(3,760,462	)(a)	$(130)	$(36)	$1,922,895	1,922,319	$68,842	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	130,000	—	(30,000	)(a)	—	—	100,000	100,000	1,700		—

					$(130)	$(36)	$2,022,895		$70,542		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	12	09/15/22	$2,129	$(40,173)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$40,173	$—	$—	$—	$40,173

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(128,280)	$—	$—	$—	$(128,280)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(48,603)	$—	$—	$—	$(48,603)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,920,584

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Gold Miners ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$263,765,505	$96,232,536	$145	$359,998,186
Money Market Funds	2,022,895	—	—	2,022,895

	$265,788,400	$96,232,536	$145	$362,021,081

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(40,173)	$—	$—	$(40,173)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2022	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 38.5%
29Metals Ltd.(a)	325,435	$440,842
Allkem Ltd.(a)	720,192	6,676,156
Alumina Ltd.	3,030,883	3,093,390
Australian Strategic Materials Ltd.(a)	114,228	263,779
AVZ Minerals Ltd.(a)(b)(c)	3,302,250	1,534,922
BHP Group Ltd.	6,318,362	172,364,933
BlueScope Steel Ltd.	595,307	6,679,238
Chalice Mining Ltd.(a)	413,242	1,264,936
Champion Iron Ltd.	423,512	1,461,222
Core Lithium Ltd.(a)(c)	1,837,668	1,712,701
Deterra Royalties Ltd.	561,120	1,585,082
Fortescue Metals Group Ltd.	2,112,972	26,259,108
Glencore PLC	12,299,436	67,247,905
Goulamina Holdings Pty Ltd.(a)	1,053,736	414,586
Grange Resources Ltd.	667,332	394,559
IGO Ltd.	848,448	7,592,999
Iluka Resources Ltd.	525,716	3,696,034
Imdex Ltd.	444,888	603,922
ionner Ltd.(a)(c)	1,853,089	825,696
Jervois Global Ltd.(a)	1,675,344	605,636
Lake Resources NL(a)(c)	1,514,198	1,172,954
Liontown Resources Ltd.(a)	2,088,335	2,411,182
Lynas Rare Earths Ltd.(a)	1,126,916	6,732,272
Mincor Resources NL(a)	496,667	738,055
Mineral Resources Ltd.	212,468	9,052,713
Mount Gibson Iron Ltd.(c)	757,512	219,655
Neometals Ltd.(a)	582,813	539,951
Nickel Mines Ltd.	1,358,651	902,171
OZ Minerals Ltd.	417,610	7,197,046
Perenti Global Ltd.	752,168	398,978
Pilbara Minerals Ltd.(a)	2,977,782	7,221,515
Rio Tinto Ltd.	463,571	29,442,957
Rio Tinto PLC	1,403,042	77,462,365
Sandfire Resources Ltd.	513,024	1,584,394
Sayona Mining Ltd.(a)	8,311,590	1,611,379
Sims Ltd.	206,369	2,129,197
South32 Ltd.	5,781,070	15,919,372
Syrah Resources Ltd.(a)	795,588	993,879
Vulcan Energy Resources Ltd.(a)(c)	109,487	604,014

		471,051,695

Austria — 0.2%
voestalpine AG	144,310	2,903,879

Belgium — 0.1%
Bekaert SA	47,428	1,454,755

Brazil — 5.3%
Bradespar SA	8,016	32,280
Cia. Brasileira de Aluminio	187,040	461,991
Cia. Siderurgica Nacional SA	823,728	2,185,039
Vale SA	4,992,874	61,902,271

		64,581,581

Canada — 4.9%
Algoma Steel Group Inc.(c)	110,888	1,013,177
Altius Minerals Corp.	50,856	709,006
Capstone Mining Corp.(a)	425,279	955,247
Copper Mountain Mining Corp.(a)	206,412	229,460
ERO Copper Corp.(a)	95,524	906,254
Filo Mining Corp.(a)	106,880	1,342,765

Security	Shares	Value

Canada (continued)
First Quantum Minerals Ltd.	733,574	$12,980,744
Hudbay Minerals Inc.	275,884	1,218,355
Ivanhoe Mines Ltd., Class A(a)	756,954	4,864,424
Labrador Iron Ore Royalty Corp.	71,498	1,589,086
Largo Inc.(a)(c)	48,096	327,390
Lithium Americas Corp.(a)	135,002	3,868,067
Lundin Mining Corp.	826,448	4,297,895
Major Drilling Group International Inc.(a)	92,852	629,218
Solaris Resources Inc.(a)	62,792	341,846
Stelco Holdings Inc.	60,033	1,624,984
Taseko Mines Ltd.(a)	349,364	364,433
Teck Resources Ltd., Class B	596,678	20,208,046
Turquoise Hill Resources Ltd.(a)	100,890	2,774,696

		60,245,093

Chile — 0.1%
CAP SA	84,836	684,462

China — 2.8%
Aluminum Corp. of China Ltd., Class A	1,002,065	650,419
Aluminum Corp. of China Ltd., Class H	4,872,000	1,800,253
Anhui Honglu Steel Construction Group Co. Ltd., Class A	138,050	576,315
Baoshan Iron & Steel Co. Ltd., Class A	1,736,893	1,336,613
Chengtun Mining Group Co. Ltd., Class A	267,200	276,160
China Hongqiao Group Ltd.(c)	3,006,000	2,914,803
China Metal Recycling Holdings Ltd.(b)	132,000	—
China Minmetals Rare Earth Co. Ltd., Class A(a)	66,800	253,137
China Nonferrous Mining Corp Ltd.	1,336,000	571,197
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	267,270	1,160,022
China Oriental Group Co. Ltd.	1,180,000	217,390
China Zhongwang Holdings Ltd.(a)(b)	1,552,000	180,886
CMOC Group Ltd., Class A	1,536,400	1,090,057
CMOC Group Ltd., Class H	4,338,000	1,934,386
E-Commodities Holdings Ltd.	1,336,000	298,379
Ganfeng Lithium Co. Ltd., Class A	116,920	1,441,260
Ganfeng Lithium Co. Ltd., Class H(d)	447,280	3,929,560
GEM Co. Ltd., Class A	465,517	560,484
Henan Shenhuo Coal & Power Co. Ltd.	200,400	463,664
Hesteel Co. Ltd., Class A	864,100	302,120
Huaibei Mining Holdings Co. Ltd.	200,400	428,572
Hunan Valin Steel Co. Ltd., Class A	534,400	343,565
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	3,540,421	1,026,941
Inner Mongolia ERDOS Resources Co. Ltd.	95,360	242,838
Jiangxi Copper Co. Ltd., Class A	135,725	319,984
Jiangxi Copper Co. Ltd., Class H	1,466,000	1,800,502
Jinchuan Group International Resources Co. Ltd.	4,008,000	432,523
Maanshan Iron & Steel Co. Ltd., Class A	603,400	261,293
MMG Ltd.(a)	3,706,000	1,013,815
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	734,800	607,804
Shandong Nanshan Aluminum Co. Ltd., Class A	996,130	486,718
Shanxi Meijin Energy Co. Ltd., Class A	336,628	550,275
Shanxi Taigang Stainless Steel Co. Ltd., Class A	467,600	331,174
Shenghe Resources Holding Co. Ltd., Class A	133,600	333,417
Shougang Fushan Resources Group Ltd.	2,672,000	847,525
Tiangong International Co. Ltd.	1,336,000	448,051
Tianshan Aluminum Group Co. Ltd., Class A	326,200	359,968
Tibet Summit Resources Co. Ltd., Class-A(a)	66,800	271,572
Tongling Nonferrous Metals Group Co. Ltd., Class A	870,600	363,209
Western Mining Co. Ltd., Class A	200,400	307,283

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Western Superconducting Technologies Co. Ltd., Class A	24,450	$359,407
Xiamen Tungsten Co. Ltd., Class A	133,699	487,834
Yintai Gold Co. Ltd., Class A	259,440	428,398
YongXing Special Materials Technology Co. Ltd., Class A	21,100	407,804
Yunnan Aluminium Co. Ltd., Class A	267,200	387,886
Yunnan Tin Co. Ltd., Class A	133,600	267,153
Zhejiang Huayou Cobalt Co. Ltd., Class A	113,050	1,216,710

		34,289,326

Cyprus — 0.0%
Atalaya Mining PLC	136,940	353,960

Finland — 0.2%
Outokumpu OYJ	460,340	1,845,945

France — 1.5%
APERAM SA	59,452	1,604,689
ArcelorMittal SA	656,689	15,585,930
Eramet SA	12,714	1,077,938

		18,268,557

Germany — 0.5%
Aurubis AG	39,434	2,387,590
Salzgitter AG(c)	37,408	919,659
thyssenkrupp AG(a)	582,562	3,249,455

		6,556,704

India — 3.3%
APL Apollo Tubes Ltd.(a)	175,684	2,066,011
Godawari Power and Ispat Ltd.	52,772	193,260
Hindalco Industries Ltd.	1,672,004	9,068,280
Hindustan Copper Ltd.	245,824	360,608
Jindal Stainless Hisar Ltd.(a)	122,244	371,191
Jindal Stainless Ltd.(a)	199,064	316,690
Jindal Steel & Power Ltd.	505,008	2,717,308
JSW Steel Ltd.	901,132	7,473,210
Lloyds Metals & Energy Ltd.	94,856	164,121
National Aluminium Co. Ltd.	1,024,044	1,019,752
Ratnamani Metals & Tubes Ltd.	36,180	842,107
Tata Steel Ltd.	7,899,768	10,606,247
Tata Steel Ltd., GDR	119,933	1,583,396
Usha Martin Ltd.	153,065	269,814
Vedanta Ltd.	921,172	3,087,224
Welspun Corp. Ltd.	149,632	419,554

		40,558,773

Indonesia — 0.7%
Adaro Minerals Indonesia Tbk PT(a)	10,153,600	1,170,985
Bumi Resources Minerals Tbk PT(a)	54,575,600	911,892
Merdeka Copper Gold Tbk PT(a)	15,030,086	4,322,204
Timah Tbk PT	3,144,000	316,007
Vale Indonesia Tbk PT(a)	3,072,800	1,259,454

		7,980,542

Japan — 4.4%
Daido Steel Co. Ltd.	28,600	802,291
Daiki Aluminium Industry Co. Ltd.	59,000	569,634
Dowa Holdings Co. Ltd.	66,800	2,517,963
Hitachi Metals Ltd.(a)	274,700	4,133,341
JFE Holdings Inc.	601,200	6,459,024
Kobe Steel Ltd.	400,800	1,823,620
Kyoei Steel Ltd.	18,400	202,417
Maruichi Steel Tube Ltd.	68,900	1,468,807

Security	Shares	Value

Japan (continued)
Mitsubishi Materials Corp.	141,000	$2,104,428
Mitsui Mining & Smelting Co. Ltd.	69,600	1,643,646
Nippon Light Metal Holdings Co. Ltd.	71,440	822,026
Nippon Steel Corp.	1,002,005	15,827,776
Pacific Metals Co. Ltd.	22,600	394,025
Sanyo Special Steel Co. Ltd.	25,900	389,301
Sumitomo Metal Mining Co. Ltd.	320,200	10,075,611
Toho Titanium Co. Ltd.	66,800	1,058,148
Tokyo Steel Manufacturing Co. Ltd.	66,800	707,757
UACJ Corp.	33,638	580,786
Yamato Kogyo Co. Ltd.	52,300	1,851,454
Yodogawa Steel Works Ltd.	19,600	352,481

		53,784,536

Malaysia — 0.4%
Press Metal Aluminium Holdings Bhd	4,609,200	4,885,274

Mexico — 1.2%
Grupo Mexico SAB de CV, Series B	3,874,400	14,669,507

Netherlands — 0.1%
AMG Advanced Metallurgical Group NV	34,736	886,885

New Zealand — 0.0%
Vulcan Steel Ltd.	70,874	380,685

Norway — 1.0%
Norsk Hydro ASA	1,708,744	11,740,949

Peru — 0.4%
Southern Copper Corp.	106,234	5,000,434

Poland — 0.3%
Jastrzebska Spolka Weglowa SA(a)(c)	66,132	668,031
KGHM Polska Miedz SA	173,724	3,255,481

		3,923,512

Qatar — 0.2%
Qatar Aluminum Manufacturing Co.	3,375,404	1,718,986

Russia — 0.0%
Alrosa PJSC(b)	2,886,002	473
MMC Norilsk Nickel PJSC(b)	71,400	12
Novolipetsk Steel PJSC(b)	1,668,000	273
Severstal PAO(b)	233,400	38
United Co. RUSAL International PJSC(a)(b)	3,450,000	566

		1,362

Saudi Arabia — 1.7%
Saudi Arabian Mining Co.(a)	1,073,050	21,173,248

Singapore — 0.1%
Straits Trading Co. Ltd.	202,600	472,188

South Africa — 2.6%
African Rainbow Minerals Ltd.	138,276	1,907,428
Anglo American Platinum Ltd.	66,132	4,616,645
Impala Platinum Holdings Ltd.	1,059,000	11,096,569
Kumba Iron Ore Ltd.	80,979	1,792,818
Northam Platinum Holdings Ltd.(a)	421,552	3,967,259
Royal Bafokeng Platinum Ltd.	112,224	951,779
Sibanye Stillwater Ltd.	3,525,981	7,877,116

		32,209,614

South Korea — 2.3%
Dongkuk Steel Mill Co. Ltd.	78,156	765,635

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Steel Co.	107,548	$2,622,528
KG Dongbu Steel Co. Ltd.(c)	33,444	311,425
Korea Zinc Co. Ltd.	10,688	5,346,422
Poongsan Corp.	20,040	462,815
POSCO Holdings Inc.	97,528	18,448,902
Seah Besteel Holdings Corp.	18,036	249,560
SeAH Steel Holdings Corp.	1	136
Young Poong Corp.(c)	668	347,121

		28,554,544

Spain — 0.2%
Acerinox SA	251,836	2,278,567

Sweden — 1.4%
Boliden AB	341,414	10,932,809
Granges AB	134,312	1,041,140
SSAB AB, Class A	285,904	1,375,126
SSAB AB, Class B	817,052	3,814,794

		17,163,869

Switzerland — 0.0%
Swiss Steel Holding AG, Registered(a)	1,148,292	340,670

Taiwan — 1.9%
Century Iron & Steel Industrial Co. Ltd.	194,000	553,380
China Metal Products	208,011	202,831
China Steel Corp.	14,998,612	14,204,677
Chun Yuan Steel Industry Co. Ltd.	475,000	258,934
Chung Hung Steel Corp.	1,145,000	966,140
EVERGREEN Steel Corp.	199,000	400,227
Feng Hsin Steel Co. Ltd.	668,000	1,463,292
Hsin Kuang Steel Co. Ltd.	200,000	249,233
TA Chen Stainless Pipe	1,945,365	2,507,862
Tung Ho Steel Enterprise Corp.	640,700	1,132,759
YC INOX Co. Ltd.	370,263	372,916
Yieh Phui Enterprise Co. Ltd.	1,405,776	718,829

		23,031,080

Turkey — 0.3%
Eregli Demir ve Celik Fabrikalari TAS	1,742,812	2,753,929
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	910,001	589,498
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(c)	254,904	379,081

		3,722,508

United Kingdom — 4.9%
Anglo American PLC	1,585,318	50,943,345
Antofagasta PLC	490,356	6,239,236
Central Asia Metals PLC	223,360	596,798
Ferrexpo PLC	378,088	650,354
Hill & Smith Holdings PLC	110,220	1,331,561

		59,761,294

United States — 16.5%
5E Advanced Materials Inc.(a)	321,308	470,490
Alcoa Corp.	229,814	11,371,197
Alpha Metallurgical Resources Inc.	22,044	3,464,215
Arconic Corp.(a)(c)	137,167	3,457,980
ATI Inc.(a)(c)	154,845	4,634,511
Carpenter Technology Corp.	60,099	2,041,563
Century Aluminum Co.(a)	61,413	474,108
Cleveland-Cliffs Inc.(a)(c)	654,706	11,306,773
Commercial Metals Co.	152,304	6,169,835
Compass Minerals International Inc.	41,416	1,676,934
Coronado Global Resources Inc.(d)	929,856	1,017,283

Security	Shares	Value

United States (continued)
Freeport-McMoRan Inc.	1,810,883	$53,602,137
Kaiser Aluminum Corp.	20,040	1,438,070
Materion Corp.	25,384	2,190,893
MP Materials Corp.(a)	100,200	3,505,998
Nucor Corp.	332,577	44,212,786
Piedmont Lithium Inc.(a)(c)	24,782	1,515,419
Ramaco Resources Inc.	28,056	295,710
Reliance Steel & Aluminum Co.	77,532	14,574,465
Ryerson Holding Corp.	21,355	608,618
Schnitzer Steel Industries Inc., Class A	32,732	1,081,465
Steel Dynamics Inc.	235,717	19,027,076
SunCoke Energy Inc.	105,544	695,535
TimkenSteel Corp.(a)	49,432	758,287
U.S. Steel Corp.	325,295	7,439,497
Warrior Met Coal Inc.	64,840	2,110,542
Worthington Industries Inc.	41,416	2,111,802

		201,253,189

Total Common Stocks — 98.0% (Cost: $1,390,285,268)		1,197,728,173

Preferred Stocks

Brazil — 0.8%
Bradespar SA, Preference Shares, NVS	346,846	1,459,415
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	46,760	474,215
Gerdau SA, Preference Shares, NVS	1,427,670	6,399,597
Metalurgica Gerdau SA, Preference Shares, NVS	889,776	1,705,187

		10,038,414

Russia — 0.0%
Mechel PJSC, Preference Shares, NVS(a)(b)	96,000	16

Total Preferred Stocks — 0.8% (Cost: $9,858,885)		10,038,430

Total Long-Term Investments — 98.8% (Cost: $1,400,144,153)		1,207,766,603

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	20,081,698	20,087,722
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	1,990,000	1,990,000

Total Short-Term Securities — 1.8% (Cost: $22,069,935)		22,077,722

Total Investments in Securities — 100.6% (Cost: $1,422,214,088)		1,229,844,325

Liabilities in Excess of Other Assets — (0.6)%		(6,853,033)

Net Assets — 100.0%		$1,222,991,292

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Metals & Mining Producers ETF

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,852,782	$13,241,031	(a)	$—	$(13,323)	$7,232	$20,087,722	20,081,698	$309,374	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	1,990,000	(a)	—	—	—	1,990,000	1,990,000	10,416		—

					$(13,323)	$7,232	$22,077,722		$319,790		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Energy Select Sector Index	21	09/16/22	$1,761	$54,997
MSCI Emerging Markets Index	267	09/16/22	13,108	(397,565)

				$(342,568)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$54,997	$—	$—	$—	$54,997

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$397,565	$—	$—	$—	$397,565

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Metals & Mining Producers ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$526,512	$—	$—	$—	$526,512

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(621,540)	$—	$—	$—	$(621,540)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,152,672

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$354,519,509	$841,491,494	$1,717,170	$1,197,728,173
Preferred Stocks	10,038,414	—	16	10,038,430
Money Market Funds	22,077,722	—	—	22,077,722

	$386,635,645	$841,491,494	$1,717,186	$1,229,844,325

Derivative financial instruments(a)
Assets
Futures Contracts	$54,997	$—	$—	$54,997
Liabilities
Futures Contracts	(397,565)	—	—	(397,565)

	$(342,568)	$—	$—	$(342,568)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Global Silver and Metals Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 68.6%
Agnico Eagle Mines Ltd.	169,227	$6,978,592
Aya Gold & Silver Inc.(a)(b)	855,434	4,995,758
Dundee Precious Metals Inc.	326,807	1,488,031
Eldorado Gold Corp.(a)	273,203	1,506,064
Endeavour Silver Corp.(a)(b)	1,610,539	4,672,139
First Majestic Silver Corp.	1,890,994	13,807,921
Fortuna Silver Mines Inc.(a)	2,670,953	6,182,432
GoGold Resources Inc.(a)(b)	2,566,426	3,497,851
i-80 Gold Corp.(a)	253,446	453,495
Kinross Gold Corp.	649,832	2,132,544
Lundin Gold Inc.	122,560	818,404
MAG Silver Corp.(a)(b)	579,945	6,870,936
New Gold Inc.(a)	1,116,840	722,819
New Pacific Metals Corp.(a)(b)	903,832	2,346,722
Orla Mining Ltd.(a)(b)	318,497	1,064,607
Pan American Silver Corp.	1,747,679	26,001,940
Seabridge Gold Inc.(a)	108,048	1,308,900
Silvercorp Metals Inc.	1,710,951	3,895,187
SilverCrest Metals Inc.(a)	1,234,340	6,738,659
SSR Mining Inc.	174,711	2,358,569
Victoria Gold Corp.(a)	72,056	426,844
Wheaton Precious Metals Corp.	208,512	6,364,827
Yamana Gold Inc.	517,875	2,287,033

		106,920,274

China — 0.3%
Chifeng Jilong Gold Mining Co. Ltd., Class A(a)	128,000	358,968

Japan — 4.6%
Asahi Holdings Inc.	475,800	7,091,767

Mexico — 4.5%
Industrias Penoles SAB de CV	857,100	7,044,757

Peru — 0.5%
Cia. de Minas Buenaventura SAA, ADR	153,194	814,992

Russia — 0.0%
Polymetal International PLC(c)	183,040	30

Security	Shares	Value

South Africa — 0.6%
Harmony Gold Mining Co. Ltd.	379,907	$967,471

United Kingdom — 0.4%
Hochschild Mining PLC	534,925	402,748
SolGold PLC(a)(b)	928,896	214,740

		617,488

United States — 20.3%
Coeur Mining Inc.(a)(b)	424,384	1,171,300
Hecla Mining Co.(b)	4,390,968	17,300,414
Newmont Corp.	318,487	13,172,622

		31,644,336

Total Long-Term Investments — 99.8% (Cost: $242,838,445)		155,460,083

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	6,271,355	6,273,237
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	60,000	60,000

Total Short-Term Securities — 4.1% (Cost: $6,327,765)		6,333,237

Total Investments in Securities — 103.9% (Cost: $249,166,210)		161,793,320

Liabilities in Excess of Other Assets — (3.9)%		(5,998,176)

Net Assets — 100.0%		$155,795,144

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$22,991,219	$—	$(16,716,168	)(a)	$(1,197)	$(617)	$6,273,237	6,271,355	$230,670	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	140,000	—	(80,000	)(a)	—	—	60,000	60,000	387		—

					$(1,197)	$(617)	$6,333,237		$231,057		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Silver and Metals Miners ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	3	09/15/22	$532	$(15,636)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$15,636	$—	$—	$—	$15,636

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(23,841)	$—	$—	$—	$(23,841)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(17,632)	$—	$—	$—	$(17,632)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$461,841

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$146,639,099	$8,820,954	$30	$155,460,083
Money Market Funds	6,333,237	—	—	6,333,237

	$152,972,336	$8,820,954	$30	$161,793,320

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(15,636)	$—	$—	$(15,636)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$290,943,378	$120,875,946	$359,998,186	$1,207,766,603
Investments, at value — affiliated(c)	807,964	664,806	2,022,895	22,077,722
Cash	690,161	6,465	9,588	—
Foreign currency, at value(d)	443,419	514,661	1,466,035	3,633,919
Cash pledged for futures contracts	31,000	110,000	116,000	854,000
Foreign currency collateral pledged for futures contracts(e)	26,113	10,455	—	—
Receivables:
Investments sold	1,517,466	738,051	7,259,977	10,583,838
Securities lending income — affiliated	3,528	411	8,341	34,365
Variation margin on futures contracts	—	—	—	23,642
Capital shares sold	1,350,072	—	23,522	—
Dividends — unaffiliated	543,325	850,267	1,704,246	11,071,422
Dividends — affiliated	640	165	242	2,594
Tax reclaims	4,680	28,908	481	98,180

Total assets	296,361,746	123,800,135	372,609,513	1,256,146,285

LIABILITIES
Bank overdraft	—	—	—	441,674
Collateral on securities loaned, at value	807,028	504,003	1,927,990	20,091,394
Deferred foreign capital gain tax	126,256	85,001	—	—
Payables:
Investments purchased	3,152,265	796,782	8,165,846	4,280,441
Variation margin on futures contracts	8,068	14,010	20,314	—
Capital shares redeemed	—	—	—	7,914,789
Investment advisory fees	93,649	40,743	130,594	425,680
Professional fees	—	—	—	1,015
Foreign taxes	2,071	—	—	—

Total liabilities	4,189,337	1,440,539	10,244,744	33,154,993

NET ASSETS	$292,172,409	$122,359,596	$362,364,769	$1,222,991,292

NET ASSETS CONSIST OF
Paid-in capital	$311,285,276	$103,481,878	$606,906,442	$1,536,179,772
Accumulated earnings (loss)	(19,112,867)	18,877,718	(244,541,673)	(313,188,480)

NET ASSETS	$292,172,409	$122,359,596	$362,364,769	$1,222,991,292

NET ASSET VALUE
Shares outstanding	6,750,000	5,200,000	19,750,000	33,400,000

Net asset value	$43.28	$23.53	$18.35	$36.62

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$303,468,733	$93,751,491	$524,087,513	$1,400,144,153
(b) Securities loaned, at value	$769,449	$389,066	$1,793,642	$18,726,345
(c) Investments, at cost — affiliated	$807,639	$664,546	$2,021,667	$22,069,935
(d) Foreign currency, at cost	$445,037	$516,387	$1,475,446	$3,671,550
(e) Foreign currency collateral pledged, at cost	$27,097	$10,923	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities  (continued)

August 31, 2022

iShares MSCI Global Silver and Metals Miners ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$155,460,083
Investments, at value — affiliated(c)	6,333,237
Cash	4,716
Foreign currency, at value(d)	88,977
Foreign currency collateral pledged for futures contracts(e)	21,320
Receivables:
Investments sold	3,159,581
Securities lending income — affiliated	23,199
Dividends — unaffiliated	327,538
Dividends — affiliated	57
Tax reclaims	9,359

Total assets	165,428,067

LIABILITIES
Collateral on securities loaned, at value	6,276,144
Payables:
Investments purchased	3,295,299
Variation margin on futures contracts	3,621
Investment advisory fees	57,859

Total liabilities	9,632,923

NET ASSETS	$155,795,144

NET ASSETS CONSIST OF
Paid-in capital	$286,290,388
Accumulated loss	(130,495,244)

NET ASSETS	$155,795,144

NET ASSET VALUE
Shares outstanding	18,100,000

Net asset value	$8.61

Shares authorized	500 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$242,838,445
(b) Securities loaned, at value	$5,911,883
(c) Investments, at cost — affiliated	$6,327,765
(d) Foreign currency, at cost	$91,339
(e) Foreign currency collateral pledged, at cost	$21,760

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

INVESTMENT INCOME
Dividends — unaffiliated	$4,352,441	$5,855,302	$13,669,701	$88,222,530
Dividends — affiliated	1,524	929	1,866	10,790
Securities lending income — affiliated — net	70,949	5,966	68,676	309,000
Foreign taxes withheld	(391,298)	(270,071)	(1,127,238)	(3,736,056)
Foreign withholding tax claims	—	—	—	11,974
Other foreign taxes	—	(653)	—	(1,317)

Total investment income	4,033,616	5,591,473	12,613,005	84,816,921

EXPENSES
Investment advisory fees	657,066	415,723	1,928,455	4,995,637
Commitment fees	1,011	696	—	15,838
Professional fees	217	217	217	1,415
Interest expense	—	—	—	1,272

Total expenses	658,294	416,636	1,928,672	5,014,162

Net investment income	3,375,322	5,174,837	10,684,333	79,802,759

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments — unaffiliated(a)	(2,910,298)	(995,505)	(24,964,196)	(45,135,998)
Investments — affiliated	73	(136)	(130)	(13,323)
In-kind redemptions — unaffiliated(b)	11,894,368	8,898,833	21,121,794	36,395,594
Futures contracts	(57,737)	135,445	(128,280)	526,512
Foreign currency transactions	(49,999)	(66,685)	(99,493)	(634,003)

	8,876,407	7,971,952	(4,070,305)	(8,861,218)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(23,929,245)	28,173,817	(169,392,366)	(305,547,572)
Investments — affiliated	309	171	(36)	7,232
Futures contracts	7,643	16,832	(48,603)	(621,540)
Foreign currency translations	(9,055)	(14,767)	(8,628)	(325,195)

	(23,930,348)	28,176,053	(169,449,633)	(306,487,075)

Net realized and unrealized gain (loss)	(15,053,941)	36,148,005	(173,519,938)	(315,348,293)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,678,619)	$41,322,842	$(162,835,605)	$(235,545,534)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(61,708)	$(27,214)	$—	$(610,518)

(b) See Note 2 of the Notes to Financial Statements.

(c) Net of reduction/increase in deferred foreign capital gain tax of	$7,125	$(7,041)	$—	$1,681,594

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations   (continued)

Year Ended August 31, 2022

iShares MSCI Global Silver and Metals Miners ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,141,513
Dividends — affiliated	1,220
Securities lending income — affiliated — net	229,837
Foreign taxes withheld	(280,728)

Total investment income	3,091,842

EXPENSES
Investment advisory fees	903,732
Professional fees	217

Total expenses	903,949

Net investment income	2,187,893

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(20,878,361)
Investments — affiliated	(1,197)
In-kind redemptions — unaffiliated(a)	7,965,864
Futures contracts	(23,841)
Foreign currency transactions	(67,830)

(13,005,365)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(84,506,556)
Investments — affiliated	(617)
Futures contracts	(17,632)
Foreign currency translations	(9,424)

(84,534,229)

Net realized and unrealized loss	(97,539,594)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(95,351,701)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,375,322	$929,163	$5,174,837	$2,531,709
Net realized gain (loss)	8,876,407	1,043,316	7,971,952	(2,495,908)
Net change in unrealized appreciation (depreciation)	(23,930,348)	10,285,535	28,176,053	16,848,585

Net increase (decrease) in net assets resulting from operations	(11,678,619)	12,258,014	41,322,842	16,884,386

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,600,095)	(743,435)	(4,516,824)	(2,192,248)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	220,839,002	46,922,973	5,467,754	15,409,142

NET ASSETS
Total increase in net assets	206,560,288	58,437,552	42,273,772	30,101,280
Beginning of year	85,612,121	27,174,569	80,085,824	49,984,544

End of year	$292,172,409	$85,612,121	$122,359,596	$80,085,824

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,684,333	$8,315,601	$79,802,759	$42,347,311
Net realized gain (loss)	(4,070,305)	22,658,655	(8,861,218)	81,762,667
Net change in unrealized appreciation (depreciation)	(169,449,633)	(168,417,833)	(306,487,075)	142,395,181

Net increase (decrease) in net assets resulting from operations	(162,835,605)	(137,443,577)	(235,545,534)	266,505,159

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,485,280)	(7,902,083)	(107,607,704)	(26,536,436)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(22,456,828)	130,863,348	460,084,733	568,697,109

NET ASSETS
Total increase (decrease) in net assets	(195,777,713)	(14,482,312)	116,931,495	808,665,832
Beginning of year	558,142,482	572,624,794	1,106,059,797	297,393,965

End of year	$362,364,769	$558,142,482	$1,222,991,292	$1,106,059,797

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,187,893	$1,710,322
Net realized gain (loss)	(13,005,365)	12,126,628
Net change in unrealized appreciation (depreciation)	(84,534,229)	(72,828,176)

Net decrease in net assets resulting from operations	(95,351,701)	(58,991,226)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,201,237)	(8,369,316)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(13,980,090)	84,032,695

NET ASSETS
Total increase (decrease) in net assets	(111,533,028)	16,672,153
Beginning of year	267,328,172	250,656,019

End of year	$155,795,144	$267,328,172

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$39.82	$28.60	$26.88	$29.15	$27.08

Net investment income(a)	0.86	0.60	0.49	0.53	0.53
Net realized and unrealized gain (loss)(b)	3.25	11.11	1.73	(2.25)	2.03

Net increase (decrease) from investment operations	4.11	11.71	2.22	(1.72)	2.56

Distributions from net investment income(c)	(0.65)	(0.49)	(0.50)	(0.55)	(0.49)

Net asset value, end of year	$43.28	$39.82	$28.60	$26.88	$29.15

Total Return(d)
Based on net asset value	10.43%	41.16%	8.41%	(5.88)%	9.49%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.39%	0.37%

Net investment income	2.00%	1.60%	1.84%	1.88%	1.84%

Supplemental Data
Net assets, end of year (000)	$292,172	$85,612	$27,175	$25,535	$33,521

Portfolio turnover rate(f)	10%	6%	9%	13%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$15.86	$12.04	$17.97	$22.80	$18.57

Net investment income(a)	1.01	0.58	0.68	0.70	0.64
Net realized and unrealized gain (loss)(b)	7.51	3.76	(5.61)	(4.90)	4.23

Net increase (decrease) from investment operations	8.52	4.34	(4.93)	(4.20)	4.87

Distributions from net investment income(c)	(0.85)	(0.52)	(1.00)	(0.63)	(0.64)

Net asset value, end of year	$23.53	$15.86	$12.04	$17.97	$22.80

Total Return(d)
Based on net asset value	54.58%	36.41%	(28.92)%	(18.56)%	26.48%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	4.85%	4.01%	4.62%	3.41%	2.93%

Supplemental Data
Net assets, end of year (000)	$122,360	$80,086	$49,985	$46,733	$47,889

Portfolio turnover rate(f)	12%	8%	12%	6%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$26.96	$35.13	$24.01	$14.43	$19.96

Net investment income(a)	0.56	0.49	0.17	0.18	0.10
Net realized and unrealized gain (loss)(b)	(8.61)	(8.20)	11.11	9.59	(5.51)

Net increase (decrease) from investment operations	(8.05)	(7.71)	11.28	9.77	(5.41)

Distributions from net investment income(c)	(0.56)	(0.46)	(0.16)	(0.19)	(0.12)

Net asset value, end of year	$18.35	$26.96	$35.13	$24.01	$14.43

Total Return(d)
Based on net asset value	(30.42)%	(22.12)%	47.22%	68.13%	(27.22)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	2.16%	1.63%	0.66%	1.04%	0.56%

Supplemental Data
Net assets, end of year (000)	$362,365	$558,142	$572,625	$325,284	$232,989

Portfolio turnover rate(f)	25%	12%	21%	15%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$45.61	$27.79	$25.60	$30.93	$31.86

Net investment income(a)	2.67	2.13	1.04	1.49	1.06
Net realized and unrealized gain (loss)(b)	(8.08)	16.86	2.26	(5.13)	(1.05)

Net increase (decrease) from investment operations	(5.41)	18.99	3.30	(3.64)	0.01

Distributions from net investment income(c)	(3.58)	(1.17)	(1.11)	(1.69)	(0.94)

Net asset value, end of year	$36.62	$45.61	$27.79	$25.60	$30.93

Total Return(d)
Based on net asset value	(12.69)%	68.77%	13.00%	(12.16)%	(0.10)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses excluding professional fees for foreign withholding tax claims	0.39%	N/A	N/A	N/A	N/A

Net investment income	6.23%	5.11%	4.03%	5.05%	3.15%

Supplemental Data
Net assets, end of year (000)	$1,222,991	$1,106,060	$297,394	$221,470	$403,636

Portfolio turnover rate(f)	19%	17%	11%	14%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$13.92	$17.29	$10.84	$8.43	$11.47

Net investment income(a)	0.12	0.10	0.04	0.09	0.10
Net realized and unrealized gain (loss)(b)	(5.31)	(2.93)	6.62	2.40	(3.05)

Net increase (decrease) from investment operations	(5.19)	(2.83)	6.66	2.49	(2.95)

Distributions from net investment income(c)	(0.12)	(0.54)	(0.21)	(0.08)	(0.09)

Net asset value, end of year	$8.61	$13.92	$17.29	$10.84	$8.43

Total Return(d)
Based on net asset value	(37.54)%	(16.69)%	62.71%	29.89%	(25.87)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.94%	0.63%	0.35%	0.98%	0.94%

Supplemental Data
Net assets, end of year (000)	$155,795	$267,328	$250,656	$99,757	$50,577

Portfolio turnover rate(f)	38%	31%	66%	27%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver and Metals Miners	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Global Agriculture Producers
Barclays Bank PLC	$178,970	$(178,970)	$—		$—
Barclays Capital, Inc.	122,421	(122,421)	—		—
BNP Paribas SA	13,202	(13,202)	—		—
BofA Securities, Inc.	56,689	(56,689)	—		—
Goldman Sachs & Co. LLC	246,781	(246,781)	—		—
J.P. Morgan Securities LLC	7,928	(7,928)	—		—
Jefferies LLC	6,987	(6,987)	—		—
Morgan Stanley	136,471	(136,471)	—		—

	$769,449	$(769,449)	$—		$—

MSCI Global Energy Producers
Barclays Capital, Inc.	$74,435	$(74,435)	$—		$—
BNP Paribas SA	35,972	(35,972)	—		—
BofA Securities, Inc.	78,359	(78,359)	—		—
Goldman Sachs & Co. LLC	604	(592)	—		12	(b)
J.P. Morgan Securities LLC	16,692	(16,692)	—		—
Jefferies LLC	37,415	(37,415)	—		—
Scotia Capital (USA), Inc.	118,989	(118,989)	—		—
UBS Securities LLC	26,600	(26,600)	—		—

	$389,066	$(389,054)	$—		$12

MSCI Global Gold Miners
BNP Paribas SA	$457,608	$(457,608)	$—		$—
BofA Securities, Inc.	720,362	(720,362)	—		—
HSBC Bank PLC	108,290	(108,290)	—		—
J.P. Morgan Securities LLC	65,136	(65,136)	—		—
Morgan Stanley	265,330	(265,330)	—		—
State Street Bank & Trust Co.	176,916	(176,916)	—		—

	$1,793,642	$(1,793,642)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Global Metals & Mining Producers
Barclays Capital, Inc.	$151,280	$(149,689)	$—		$1,591	(b)
BNP Paribas SA	4,588,149	(4,588,149)	—		—
BofA Securities, Inc.	472,527	(472,527)	—		—
Credit Suisse Securities (USA) LLC	41,063	(41,063)	—		—
HSBC Bank PLC	189,521	(189,521)	—		—
J.P. Morgan Securities LLC	834,018	(834,018)	—		—
Jefferies LLC	278,050	(278,050)	—		—
Morgan Stanley	10,594,925	(10,594,925)	—		—
Scotia Capital (USA), Inc.	452,595	(452,595)	—		—
SG Americas Securities LLC	64,436	(60,936)	—		3,500	(b)
State Street Bank & Trust Co.	484,920	(476,000)	—		8,920	(b)
UBS AG	421,080	(421,080)	—		—
Wells Fargo Bank N.A.	153,781	(153,781)	—		—

	$18,726,345	$(18,712,334)	$—		$14,011

MSCI Global Silver and Metals Miners
Barclays Capital, Inc.	$358,578	$(351,802)	$—		$6,776	(b)
BNP Paribas SA	325,462	(325,462)	—		—
BofA Securities, Inc.	2,548,955	(2,548,955)	—		—
Goldman Sachs & Co. LLC	64,010	(64,010)	—		—
J.P. Morgan Securities LLC	771,491	(771,491)	—		—
Morgan Stanley	224,835	(224,835)	—		—
Scotia Capital (USA), Inc.	242,704	(242,704)	—		—
SG Americas Securities LLC	359,483	(359,483)	—		—
State Street Bank & Trust Co.	1,016,365	(1,016,365)	—		—

	$5,911,883	$(5,905,107)	$—		$6,776

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For year ended August 31, 2022, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Global Agriculture Producers	$15,912
MSCI Global Energy Producers	1,533
MSCI Global Gold Miners	16,306
MSCI Global Metals & Mining Producers	73,361
MSCI Global Silver and Metals Miners	57,468

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements   (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Global Agriculture Producers	$495,287	$1,694,197	$(303,212)
MSCI Global Energy Producers	1,352,700	1,872,271	(56,020)
MSCI Global Gold Miners	4,063,269	22,982,323	(3,326,982)
MSCI Global Metals & Mining Producers	1,258,284	23,492,620	(4,066,599)
MSCI Global Silver and Metals Miners	4,552,566	199,989	(132,224)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Global Agriculture Producers	$50,294,445	$17,538,996
MSCI Global Energy Producers	13,365,523	12,686,494
MSCI Global Gold Miners	122,001,748	120,415,107
MSCI Global Metals & Mining Producers	333,517,609	233,251,727
MSCI Global Silver and Metals Miners	86,537,889	86,329,366

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Global Agriculture Producers	$217,428,888	$30,077,002
MSCI Global Energy Producers	24,306,287	19,215,767
MSCI Global Gold Miners	72,290,285	96,540,643
MSCI Global Metals & Mining Producers	554,371,022	197,304,693
MSCI Global Silver and Metals Miners	13,389,553	27,209,072

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Global Agriculture Producers	$11,612,098	$(11,612,098)
MSCI Global Energy Producers	8,287,351	(8,287,351)
MSCI Global Gold Miners	20,186,870	(20,186,870)
MSCI Global Metals & Mining Producers	34,077,555	(34,077,555)
MSCI Global Silver and Metals Miners	6,539,091	(6,539,091)

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Global Agriculture Producers Ordinary income	$2,600,095	$743,435

MSCI Global Energy Producers Ordinary income	$4,516,824	$2,192,248

MSCI Global Gold Miners Ordinary income	$10,485,280	$7,902,083

MSCI Global Metals & Mining Producers Ordinary income	$107,607,704	$26,536,436

MSCI Global Silver and Metals Miners Ordinary income	$2,201,237	$8,369,316

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

MSCI Global Agriculture Producers	$993,835	$(5,921,350)	$(14,185,352)	$—		$(19,112,867)
MSCI Global Energy Producers	1,986,333	(8,293,510)	25,184,895	—		18,877,718
MSCI Global Gold Miners	1,903,713	(76,610,760)	(169,834,626)	—		(244,541,673)
MSCI Global Metals & Mining Producers	15,401,337	(88,990,852)	(239,598,965)	—		(313,188,480)
MSCI Global Silver and Metals Miners	—	(38,174,848)	(91,789,003)	(531,393)		(130,495,244)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Global Agriculture Producers	$305,801,270	$11,134,404	$(25,184,338)	$(14,049,934)
MSCI Global Energy Producers	96,257,413	30,102,964	(4,819,625)	25,283,339
MSCI Global Gold Miners	531,795,294	2,127,330	(171,942,860)	(169,815,530)
MSCI Global Metals & Mining Producers	1,469,092,589	96,330,343	(335,578,607)	(239,248,264)
MSCI Global Silver and Metals Miners	253,564,142	—	(91,786,458)	(91,786,458)

9.	LINE OF CREDIT

The iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI Global Metals & Mining Producers	$2,105,000	$82,389	1.47%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. Russia launched a large-scale invasion of Ukraine on February 24, 2022. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. Jurisdictions have instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in Russia’s stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by the Russian military action or any response to such activity from the international community may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Agriculture Producers
Shares sold	5,500,000	$256,610,003	1,300,000	$50,745,130
Shares redeemed	(900,000)	(35,771,001)	(100,000)	(3,822,157)

	4,600,000	$220,839,002	1,200,000	$46,922,973

MSCI Global Energy Producers
Shares sold	1,200,000	$26,932,941	1,300,000	$19,625,290
Shares redeemed	(1,050,000)	(21,465,187)	(400,000)	(4,216,148)

	150,000	$5,467,754	900,000	$15,409,142

MSCI Global Gold Miners
Shares sold	2,800,000	$78,364,021	6,050,000	$181,086,860
Shares redeemed	(3,750,000)	(100,820,849)	(1,650,000)	(50,223,512)

	(950,000)	$(22,456,828)	4,400,000	$130,863,348

MSCI Global Metals & Mining Producers
Shares sold	15,350,000	$703,994,792	22,250,000	$927,307,523
Shares redeemed	(6,200,000)	(243,910,059)	(8,700,000)	(358,610,414)

	9,150,000	$460,084,733	13,550,000	$568,697,109

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Silver and Metals Miners
Shares sold	1,000,000	$13,463,519	7,400,000	$122,697,342
Shares redeemed	(2,100,000)	(27,443,609)	(2,700,000)	(38,664,647)

	(1,100,000)	$(13,980,090)	4,700,000	$84,032,695

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Global Metals & Mining Producers ETF is able to pass through to shareholders as a foreign tax credit in the current year, iShares MSCI Global Metals & Mining Producers ETF will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver and Metals Miners ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Global Agriculture Producers	$3,256,999
MSCI Global Energy Producers	4,832,797
MSCI Global Gold Miners	12,893,140
MSCI Global Metals & Mining Producers	93,388,867
MSCI Global Silver and Metals Miners	3,077,798

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Global Gold Miners	$9,906,677	$1,011,185
MSCI Global Metals & Mining Producers	110,529,758	3,863,590
MSCI Global Silver and Metals Miners	2,381,123	228,890

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI Global Agriculture Producers	42.34%
MSCI Global Energy Producers	41.38%
MSCI Global Gold Miners	32.45%
MSCI Global Metals & Mining Producers	2.75%
MSCI Global Silver and Metals Miners	34.25%

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF, iShares MSCI Global Silver and Metals Miners ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract   (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

MSCI Global Agriculture Producers(a)	$0.648284	$—	$0.000940	$0.649224	100%	—%	—	%(b)	100%
MSCI Global Energy Producers(a)	0.845127	—	0.005935	0.851062	99	—	1		100
MSCI Global Gold Miners	0.559548	—	—	0.559548	100	—	—		100
MSCI Global Metals & Mining Producers	3.583259	—	—	3.583259	100	—	—		100
MSCI Global Silver and Metals Miners(a)	0.115509	—	0.002688	0.118197	98	—	2		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Global Metals & Mining Producers ETF (The “Fund”) to be marketed to United Kingdom.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	61

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI Global Metals & Mining Producers	$92,349	$43,179	$49,170	661	$11,304	$1,168

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	65

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	67

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX
•	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® Currency Hedged MSCI Emerging Markets ETF

Investment Objective

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(17.62)%	1.98%	3.16%	(17.62)%	10.31%	27.98%
Fund Market	(17.74)	1.95	3.17	(17.74)	10.16	28.08
Index	(17.12)	2.61	3.69	(17.12)	13.74	33.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 23, 2014. The first day of secondary market trading was September 25, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 892.80	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® Currency Hedged MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks declined sharply during the reporting period in U.S. dollar terms, as higher interest rates raised the cost of borrowing in many emerging economies. Chinese equities drove the majority of detraction from the Index’s return, as economic growth slowed amid continuing coronavirus-related restrictions and lockdowns. Unemployment ran high and consumer spending weakened, while inflationary pressures mounted and supply chain disruptions persisted. Concerns about delisting from U.S. exchanges arising from U.S. audit requirements also impacted Chinese stocks.

Within China, the consumer discretionary sector detracted significantly from the Index’s return. The government’s campaign to rein in large internet firms, which included billions of dollars in anti-trust fines and restrictions on listings on foreign stock exchanges, weighed on investor sentiment. The internet and direct marketing retail industry declined as competitive advantages weakened, while concerns surrounding customer growth and slowing consumption pressured margins and earnings.

Technology-related equities in China’s communication services sector detracted substantially from the Index’s return, as coronavirus-related restrictions and regulatory issues weighed on earnings and forward guidance. The media and entertainment industry declined amid rules limiting video game use and restrictions on key advertisers. Revenue growth slowed for media and videogaming firms, constraining earnings and raising concerns about future growth.

Chinese healthcare stocks also detracted from the Index’s performance after the U.S. Commerce Department added several pharmaceuticals, biotechnology, and life sciences companies to a list of firms with restricted access to U.S. technology, meaning U.S. companies must conduct stricter due diligence in any dealings with them.

South Korean stocks also weighed on the Index’s return, particularly in the technology hardware, storage, and peripherals industry in the information technology sector. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth, lowered profits, and affected capacity expansion plans for producers of semiconductors. Indications of weakening consumer demand for personal computers and cell phones further pressured the near-term outlook for semiconductors stocks.

In terms of currency performance, the U.S. dollar appreciated relative to most emerging market currencies for the reporting period. Increasing inflation, multiple Fed interest rate increases, and concerns about the state of the global economy drove U.S. dollar strength. The Chinese yuan, Indian rupee, Taiwanese new dollar, and South Korean won depreciated relative to the U.S. dollar by approximately 6%, 8%, 9%, and 14%, respectively.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Investment Companies	99.9%
Short-term Investments	0.6
Forward foreign currency exchange contracts, net cumulative appreciation	0.7
Other assets less liabilities	(1.2)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Financials	21.6%
Information Technology	19.3
Consumer Discretionary	14.4
Communication Services	10.0
Materials	8.4
Consumer Staples	6.1
Industrials	5.8
Energy	5.3
Health Care	4.0
Utilities	3.1
Real Estate	2.0

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® MSCI Emerging Markets ETF

Investment Objective

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(22.73)%	(0.23)%	2.20%	(22.73)%	(1.13)%	24.32%
Fund Market	(22.97)	(0.37)	2.12	(22.97)	(1.85)	23.36
Index	(21.80)	0.59	2.92	(21.80)	3.00	33.31

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 863.30	$ 3.24		$ 1,000.00	$ 1,021.70	$ 3.52		0.69%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks declined sharply during the reporting period, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance.

Chinese equities drove the majority of detraction from the Index’s return, as economic growth slowed amid continuing coronavirus-related restrictions and lockdowns. Unemployment ran high and consumer spending weakened, while inflationary pressures mounted and supply chain disruptions persisted. Concerns about delisting from U.S. exchanges arising from U.S. audit requirements also impacted Chinese stocks.

Within China, the consumer discretionary sector detracted significantly from the Index’s return. The government’s campaign to rein in large internet firms, which included billions of dollars in anti-trust fines and restrictions on listings on foreign stock exchanges, weighed on investor sentiment. The internet and direct marketing retail industry declined as competitive advantages weakened, while concerns surrounding customer growth and slowing consumption pressured margins and earnings.

Technology-related equities in China’s communication services sector detracted substantially from the Index’s return, as coronavirus-related restrictions and regulatory issues weighed on earnings and forward guidance. The media and entertainment industry declined amid rules limiting video game use and restrictions on key advertisers. Revenue growth slowed for media and videogaming firms, constraining earnings and raising concerns about future growth.

Chinese healthcare stocks also detracted from the Index’s performance after the U.S. Commerce Department added several pharmaceuticals, biotechnology, and life sciences companies to a list of firms with restricted access to U.S. technology, meaning U.S. companies must conduct stricter due diligence in any dealings with them.

South Korean stocks also weighed on the Index’s return, particularly in the technology hardware, storage, and peripherals industry in the information technology sector. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth, lowered profits, and affected capacity expansion plans for producers of semiconductors. Indications of weakening consumer demand for personal computers and cell phones further pressured the near-term outlook for semiconductors stocks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	21.6%
Information Technology	19.3
Consumer Discretionary	14.4
Communication Services	10.0
Materials	8.4
Consumer Staples	6.1
Industrials	5.8
Energy	5.3
Health Care	4.0
Utilities	3.1
Real Estate	2.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	32.5%
Taiwan	14.5
India	14.3
South Korea	11.5
Brazil	5.3
Saudi Arabia	4.7
South Africa	3.2
Thailand	2.0
Mexico	2.0
Indonesia	2.0
Malaysia	1.5
United Arab Emirates	1.3
Qatar	1.1
Other (each representing less than 1%)	4.1

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2022	iShares® Currency Hedged MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Emerging Markets ETF(a)	3,899,692	$153,764,856

Total Investment Companies (Cost: $179,475,475)		153,764,856

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(a)(b)	960,000	960,000

Total Short-Term Securities — 0.6% (Cost: $960,000)		960,000

Total Investments in Securities — 100.5% (Cost: $180,435,475)		154,724,856

Liabilities in Excess of Other Assets — (0.5)%		(731,812)

Net Assets — 100.0%		$153,993,044

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$370,000	$590,000	(a)	$—	$—	$—	$960,000	960,000	$6,902	$—
iShares MSCI Emerging Markets ETF	202,917,841	80,144,817		(78,076,957)	3,335,363	(54,556,208)	153,764,856	3,899,692	4,326,001	—

					$3,335,363	$(54,556,208)	$154,724,856		$4,332,903	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CLP	14,978,000	USD	16,482	Morgan Stanley & Co. International PLC	09/06/22	$217
HKD	300,001,000	USD	38,227,158	Morgan Stanley & Co. International PLC	09/06/22	341
INR	1,710,355,000	USD	21,509,308	Morgan Stanley & Co. International PLC	09/06/22	1,250
KRW	29,361,624,000	USD	21,878,287	Morgan Stanley & Co. International PLC	09/06/22	45,495
MXN	1,095,000	USD	53,647	Morgan Stanley & Co. International PLC	09/06/22	665
MYR	10,372,000	USD	2,313,113	Morgan Stanley & Co. International PLC	09/06/22	3,388
THB	105,654,000	USD	2,895,007	Morgan Stanley & Co. International PLC	09/06/22	3,213

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

TRY	242,000	USD	13,022	Morgan Stanley & Co. International PLC	09/06/22	$247
USD	27,994	BRL	144,000	Morgan Stanley & Co. International PLC	09/06/22	339
USD	1,860	CLP	1,661,000	Morgan Stanley & Co. International PLC	09/06/22	8
USD	8,788,228	CNY	59,307,320	Morgan Stanley & Co. International PLC	09/06/22	187,283
USD	1,870,505	EUR	1,830,000	Morgan Stanley & Co. International PLC	09/06/22	30,966
USD	41,444,762	HKD	325,010,000	Morgan Stanley & Co. International PLC	09/06/22	30,502
USD	35,923	INR	2,848,000	Morgan Stanley & Co. International PLC	09/06/22	105
USD	22,708,124	KRW	29,653,420,000	Morgan Stanley & Co. International PLC	09/06/22	566,463
USD	5,315	MXN	107,000	Morgan Stanley & Co. International PLC	09/06/22	8
USD	2,351,594	MYR	10,473,000	Morgan Stanley & Co. International PLC	09/06/22	12,535
USD	2,987,345	THB	108,596,000	Morgan Stanley & Co. International PLC	09/06/22	8,422
USD	768	TRY	14,000	Morgan Stanley & Co. International PLC	09/06/22	1
USD	23,126,810	TWD	694,847,000	Morgan Stanley & Co. International PLC	09/06/22	279,245
USD	5,628,905	ZAR	94,145,000	Morgan Stanley & Co. International PLC	09/06/22	134,334
BRL	1,425,000	USD	271,444	Morgan Stanley & Co. International PLC	10/06/22	195
HKD	4,847,000	USD	617,967	HSBC Bank PLC	10/06/22	39
USD	8,543,871	BRL	44,167,000	Morgan Stanley & Co. International PLC	10/06/22	124,586
USD	1,178,078	CLP	1,055,912,000	Morgan Stanley & Co. International PLC	10/06/22	7,315
USD	1,801,964	EUR	1,788,000	Morgan Stanley & Co. International PLC	10/06/22	1,082
USD	1,043,905	INR	83,230,000	Morgan Stanley & Co. International PLC	10/06/22	255
USD	21,883,179	KRW	29,361,624,000	Morgan Stanley & Co. International PLC	10/06/22	688
USD	3,327,462	MXN	67,355,000	Morgan Stanley & Co. International PLC	10/06/22	5,713
USD	536,344	TRY	10,021,000	Morgan Stanley & Co. International PLC	10/06/22	74
USD	5,492,779	ZAR	93,912,000	Morgan Stanley & Co. International PLC	10/06/22	27,134
USD	8,329,389	CNH	57,404,320	Morgan Stanley & Co. International PLC	10/11/22	16,790

						1,488,898

BRL	42,243,000	USD	8,245,360	Morgan Stanley & Co. International PLC	09/06/22	(132,494)

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CLP	1,025,998,000	USD	1,152,224	Morgan Stanley & Co. International PLC	09/06/22	$(8,375)
CNY	59,307,320	USD	8,609,615	Morgan Stanley & Co. International PLC	09/06/22	(8,671)
EUR	1,830,000	USD	1,841,304	Morgan Stanley & Co. International PLC	09/06/22	(1,764)
HKD	25,009,000	USD	3,189,631	Morgan Stanley & Co. International PLC	09/06/22	(2,870)
KRW	291,796,000	USD	224,575	Morgan Stanley & Co. International PLC	09/06/22	(6,696)
MXN	67,355,000	USD	3,346,542	Morgan Stanley & Co. International PLC	09/06/22	(5,755)
MYR	101,000	USD	22,732	Morgan Stanley & Co. International PLC	09/06/22	(174)
THB	2,942,000	USD	81,863	Morgan Stanley & Co. International PLC	09/06/22	(1,161)
TRY	7,940,000	USD	435,438	Morgan Stanley & Co. International PLC	09/06/22	(92)
TWD	694,847,000	USD	22,877,202	Morgan Stanley & Co. International PLC	09/06/22	(29,638)
USD	8,030,870	BRL	42,099,000	Morgan Stanley & Co. International PLC	09/06/22	(54,341)
USD	1,142,511	CLP	1,039,315,000	Morgan Stanley & Co. International PLC	09/06/22	(16,184)
USD	21,444,528	INR	1,707,507,000	Morgan Stanley & Co. International PLC	09/06/22	(30,212)
USD	3,335,319	MXN	68,343,000	Morgan Stanley & Co. International PLC	09/06/22	(54,473)
USD	436,275	TRY	8,168,000	Morgan Stanley & Co. International PLC	09/06/22	(11,573)
ZAR	94,145,000	USD	5,523,947	Morgan Stanley & Co. International PLC	09/06/22	(29,376)
CLP	23,207,000	USD	25,762	Morgan Stanley & Co. International PLC	10/06/22	(30)
EUR	47,000	USD	47,355	Bank of America N.A.	10/06/22	(16)
EUR	63,000	USD	63,492	Morgan Stanley & Co. International PLC	10/06/22	(39)
HKD	7,882,000	USD	1,004,988	Morgan Stanley & Co. International PLC	10/06/22	(11)
KRW	146,034,000	USD	108,968	Morgan Stanley & Co. International PLC	10/06/22	(132)
MXN	3,711,000	USD	183,339	Morgan Stanley & Co. International PLC	10/06/22	(324)
MYR	38,000	USD	8,505	Morgan Stanley & Co. International PLC	10/06/22	(18)
TRY	134,000	USD	7,173	Citibank N.A.	10/06/22	(3)
TWD	10,298,000	USD	339,543	Morgan Stanley & Co. International PLC	10/06/22	(85)
USD	38,247,627	HKD	300,001,000	Morgan Stanley & Co. International PLC	10/06/22	(3,336)
USD	21,220,831	INR	1,693,295,000	Morgan Stanley & Co. International PLC	10/06/22	(11,974)
USD	2,326,061	MYR	10,430,000	Morgan Stanley & Co. International PLC	10/06/22	(3,195)

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	8,294	THB	303,000	Barclays Bank PLC	10/06/22	$(31)
USD	2,897,111	THB	105,654,000	Morgan Stanley & Co. International PLC	10/06/22	(6,050)
USD	110,796	THB	4,041,000	State Street Bank and Trust Co.	10/06/22	(242)
USD	22,530,552	TWD	683,604,000	Morgan Stanley & Co. International PLC	10/06/22	(3,454)
ZAR	3,550,000	USD	207,139	Deutsche Bank Securities Inc.	10/06/22	(530)
CNH	977,000	USD	141,614	Bank of America N.A.	10/11/22	(137)
CNH	1,153,000	USD	167,312	Morgan Stanley & Co. International PLC	10/11/22	(349)

						(423,805)

						$1,065,093

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,488,898	$—	$—	$1,488,898

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$423,805	$—	$—	$423,805

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$9,573,652	$—	$—	$9,573,652

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$1,826,063	$—	$—	$1,826,063

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$175,295,735
Average amounts sold — in USD	$333,944,643

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,488,898	$423,805

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,488,898	423,805
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	1,488,898	423,805

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Emerging Markets ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

HSBC Bank PLC	$39	$—	$—	$—	$39
Morgan Stanley & Co. International PLC	1,488,859	(422,846)	—	(880,000)	186,013

	$1,488,898	$(422,846)	$—	$(880,000)	$186,052

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)

Bank of America N.A.	$153	$—	$—	$—	$153
Barclays Bank PLC	31	—	—	—	31
Citibank N.A.	3	—	—	—	3
Deutsche Bank Securities Inc.	530	—	—	—	530
Morgan Stanley & Co. International PLC	422,846	(422,846)	—	—	—
State Street Bank and Trust Co.	242	—	—	—	242

	$423,805	$(422,846)	$—	$—	$959

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$153,764,856	$—	$—	$153,764,856
Money Market Funds	960,000	—	—	960,000

	$154,724,856	$—	$—	$154,724,856

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,488,898	$—	$1,488,898
Liabilities
Forward Foreign Currency Exchange Contracts	—	(423,805)	—	(423,805)

	$—	$1,065,093	$—	$1,065,093

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Brazil — 3.8%
Ambev SA	18,574,377	$54,519,210
Americanas SA	2,564,832	8,055,773
Atacadao SA	1,964,458	7,457,721
B3 SA - Brasil, Bolsa, Balcao	24,238,889	55,211,217
Banco Bradesco SA	6,259,963	19,060,013
Banco BTG Pactual SA	4,724,704	23,113,124
Banco do Brasil SA	3,412,538	27,346,746
Banco Santander Brasil SA	1,430,560	8,076,185
BB Seguridade Participacoes SA	2,844,898	15,464,731
BRF SA(a)	2,383,183	7,260,774
CCR SA	4,760,337	12,618,224
Centrais Eletricas Brasileiras SA	4,151,285	36,793,740
Cia. de Saneamento Basico do Estado de Sao Paulo	1,373,881	12,979,827
Cia. Siderurgica Nacional SA	2,735,978	7,257,515
Cosan SA	4,886,925	18,768,407
CPFL Energia SA	919,907	6,183,521
Energisa SA	749,588	6,093,356
Engie Brasil Energia SA	813,523	6,333,170
Equatorial Energia SA	4,054,196	18,843,315
Hapvida Participacoes e Investimentos SA(b)	18,462,669	25,835,812
Hypera SA	1,693,752	14,022,355
JBS SA	3,124,238	17,769,914
Klabin SA	3,021,911	10,937,756
Localiza Rent a Car SA	2,958,651	34,588,873
Lojas Renner SA	3,951,402	20,104,877
Magazine Luiza SA(a)	12,262,001	10,064,344
Natura & Co. Holding SA	3,543,079	9,820,698
Petro Rio SA(a)	2,849,744	14,959,732
Petroleo Brasileiro SA	14,964,860	106,920,622
Raia Drogasil SA	4,278,122	17,894,036
Rede D’Or Sao Luiz SA(b)	1,579,091	10,116,697
Rumo SA	5,136,425	19,953,704
Suzano SA	2,966,042	25,233,934
Telefonica Brasil SA	1,975,719	15,623,766
Tim SA	3,349,641	7,616,918
TOTVS SA	2,106,702	11,561,268
Ultrapar Participacoes SA	2,883,354	7,498,804
Vale SA	15,915,048	197,316,738
Vibra Energia SA	4,637,709	16,367,126
WEG SA	6,751,241	36,712,403

		982,356,946

Chile — 0.4%
Banco de Chile	184,801,789	17,532,715
Banco de Credito e Inversiones SA	235,478	6,936,256
Banco Santander Chile	265,565,250	10,667,056
Cencosud SA	5,727,941	8,007,933
Cia. Cervecerias Unidas SA	525,370	2,855,082
Cia. Sud Americana de Vapores SA	64,010,011	6,024,261
Empresas CMPC SA	4,478,158	8,494,135
Empresas COPEC SA	1,564,360	13,494,078
Enel Americas SA	85,240,340	9,234,965
Enel Chile SA	103,060,332	3,383,024
Falabella SA	2,912,146	6,862,429

		93,491,934

China — 32.3%
360 DigiTech Inc.	400,190	6,395,036
360 Security Technology Inc., Class A	2,389,106	2,522,010

Security	Shares	Value

China (continued)
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	624,588	$1,829,629
3SBio Inc.(b)	6,033,500	4,011,423
AAC Technologies Holdings Inc.(c)	2,894,500	5,362,419
Advanced Micro-Fabrication Equipment Inc., Class A(a)	170,029	3,017,037
AECC Aviation Power Co. Ltd., Class A	702,473	4,658,996
Agricultural Bank of China Ltd., Class A	22,217,900	9,157,828
Agricultural Bank of China Ltd., Class H	114,423,000	37,389,046
Aier Eye Hospital Group Co. Ltd., Class A	1,756,805	7,449,792
Air China Ltd., Class A(a)	2,495,793	3,710,133
Air China Ltd., Class H(a)	6,026,000	4,827,142
Alibaba Group Holding Ltd.(a)	60,465,156	721,382,037
Alibaba Health Information Technology Ltd.(a)	18,660,000	10,693,371
Alibaba Pictures Group Ltd.(a)	51,160,000	4,024,612
A-Living Smart City Services Co. Ltd., Class A(b)	2,494,750	2,569,803
Aluminum Corp. of China Ltd., Class A	4,324,300	2,806,812
Aluminum Corp. of China Ltd., Class H	14,784,000	5,462,837
Anhui Conch Cement Co. Ltd., Class A	1,137,886	5,243,232
Anhui Conch Cement Co. Ltd., Class H	4,815,500	18,351,161
Anhui Gujing Distillery Co. Ltd., Class A	111,285	4,098,507
Anhui Gujing Distillery Co. Ltd., Class B	433,500	6,619,080
Anhui Kouzi Distillery Co. Ltd., Class A	184,052	1,343,356
Anjoy Foods Group Co. Ltd., Class A	87,400	1,956,736
ANTA Sports Products Ltd.(c)	4,878,602	58,750,246
Asymchem Laboratories Tianjin Co. Ltd., Class A	99,680	2,469,354
Autohome Inc., ADR	302,032	10,755,360
Avary Holding Shenzhen Co. Ltd., Class A	567,900	2,424,746
AVIC Electromechanical Systems Co. Ltd., Class A	1,236,000	1,979,023
AVIC Industry-Finance Holdings Co. Ltd., Class A	3,594,289	1,754,901
AviChina Industry & Technology Co. Ltd., Class H	10,424,000	5,073,710
AVICOPTER PLC, Class A	220,353	1,341,922
Baidu Inc.(a)	7,205,856	128,628,683
Baidu Inc., ADR(a)	215,578	31,036,767
Bank of Beijing Co. Ltd., Class A	5,968,606	3,563,285
Bank of Chengdu Co. Ltd., Class A	1,155,395	2,616,907
Bank of China Ltd., Class A	10,498,500	4,615,168
Bank of China Ltd., Class H	313,691,000	109,468,155
Bank of Communications Co. Ltd., Class A	10,732,573	7,105,636
Bank of Communications Co. Ltd., Class H	33,669,600	19,183,886
Bank of Hangzhou Co. Ltd., Class A	1,611,545	3,335,792
Bank of Jiangsu Co. Ltd., Class A	4,193,110	4,387,491
Bank of Nanjing Co. Ltd., Class A	2,768,846	4,249,764
Bank of Ningbo Co. Ltd., Class A	1,673,379	7,193,973
Bank of Shanghai Co. Ltd., Class A	4,303,642	3,675,485
Baoshan Iron & Steel Co. Ltd., Class A	5,870,173	4,517,347
BeiGene Ltd., ADR(a)(c)	187,750	32,229,165
Beijing Capital International Airport Co. Ltd., Class H(a)	8,036,000	5,043,846
Beijing Enlight Media Co. Ltd., Class A	1,188,395	1,584,868
Beijing Enterprises Holdings Ltd.	2,153,000	6,403,935
Beijing Enterprises Water Group Ltd.	18,078,000	4,643,867
Beijing Kingsoft Office Software Inc., Class A	119,281	3,097,069
Beijing New Building Materials PLC, Class A	514,413	1,949,472
Beijing Roborock Technology Co. Ltd., Class A	28,880	1,332,469
Beijing Shiji Information Technology Co. Ltd., Class A	529,786	997,879
Beijing Shunxin Agriculture Co. Ltd., Class A	296,100	1,020,010
Beijing Sinnet Technology Co. Ltd., Class A	748,286	1,002,005

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Beijing Tiantan Biological Products Corp. Ltd., Class A	577,614	$1,852,138
Beijing Tongrentang Co. Ltd., Class A	300,000	2,030,402
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	150,493	2,781,098
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	10,402,100	6,954,678
Betta Pharmaceuticals Co. Ltd., Class A	172,796	1,130,925
BGI Genomics Co. Ltd., Class A	163,100	1,421,709
Bilibili Inc., ADR(a)	638,112	15,927,276
Bilibili, Inc.(a)	96,302	2,395,180
BOC Aviation Ltd.(b)(c)	888,500	7,111,983
BOE Technology Group Co. Ltd., Class A	10,131,000	5,408,650
Bosideng International Holdings Ltd.	13,424,000	7,537,454
BYD Co. Ltd., Class A	448,312	18,544,957
BYD Co. Ltd., Class H	3,271,000	100,796,908
BYD Electronic International Co. Ltd.(c)	2,729,000	7,210,368
Caitong Securities Co. Ltd., Class A	2,470,474	2,702,076
CanSino Biologics Inc., Class H(b)(c)	446,400	2,786,227
CGN Power Co. Ltd., Class H(b)	44,370,000	10,552,357
Changchun High & New Technology Industry Group Inc., Class A	108,094	2,759,388
Changjiang Securities Co. Ltd., Class A	3,585,135	2,939,843
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	98,300	1,990,650
Chaozhou Three-Circle Group Co. Ltd., Class A	651,330	2,545,642
China Cinda Asset Management Co. Ltd., Class H	36,309,000	4,986,051
China CITIC Bank Corp. Ltd., Class H	35,072,800	15,036,059
China Coal Energy Co. Ltd., Class H	8,598,000	7,645,918
China Communications Services Corp. Ltd., Class H	10,428,000	4,477,748
China Conch Venture Holdings Ltd.	6,630,000	13,530,414
China Construction Bank Corp., Class A	3,030,768	2,418,029
China Construction Bank Corp., Class H	382,029,760	236,164,259
China CSSC Holdings Ltd., Class A	1,271,900	4,594,239
China Eastern Airlines Corp. Ltd., Class A(a)	3,400,197	2,409,745
China Energy Engineering Corp. Ltd.	8,271,652	2,697,958
China Everbright Bank Co. Ltd., Class A	11,901,603	4,935,834
China Everbright Bank Co. Ltd., Class H	10,134,000	3,106,704
China Everbright Environment Group Ltd.	15,224,813	7,525,054
China Evergrande Group(a)(c)(d)	13,878,388	1,914,527
China Feihe Ltd.(b)	14,339,000	11,867,758
China Galaxy Securities Co. Ltd., Class A	1,778,300	2,541,065
China Galaxy Securities Co. Ltd., Class H	13,079,500	7,150,755
China Gas Holdings Ltd.	12,071,600	17,082,548
China Greatwall Technology Group Co. Ltd., Class A	1,196,273	1,565,753
China Hongqiao Group Ltd.(c)	9,627,500	9,335,419
China International Capital Corp. Ltd., Class H(b)	6,716,800	11,816,878
China Jinmao Holdings Group Ltd.	22,510,000	4,739,963
China Jushi Co. Ltd., Class A	1,231,940	2,562,847
China Lesso Group Holdings Ltd.	4,677,000	5,559,091
China Life Insurance Co. Ltd., Class A	1,026,512	4,549,935
China Life Insurance Co. Ltd., Class H	28,122,000	40,319,152
China Literature Ltd.(a)(b)	1,637,400	6,635,255
China Longyuan Power Group Corp. Ltd., Class H	13,532,000	21,856,407
China Medical System Holdings Ltd.	5,619,000	8,316,005
China Meidong Auto Holdings Ltd.	2,372,000	4,823,588
China Mengniu Dairy Co. Ltd.	12,648,000	57,273,650
China Merchants Bank Co. Ltd., Class A	5,095,389	25,734,744
China Merchants Bank Co. Ltd., Class H	15,457,967	79,053,757

Security	Shares	Value

China (continued)
China Merchants Energy Shipping Co. Ltd., Class A	1,864,000	$2,021,189
China Merchants Port Holdings Co. Ltd.	5,524,000	8,293,000
China Merchants Securities Co. Ltd., Class A	2,142,179	4,098,347
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,971,190	4,159,419
China Minsheng Banking Corp. Ltd., Class A	10,867,955	5,657,182
China Minsheng Banking Corp. Ltd., Class H	21,000,048	6,680,077
China National Building Material Co. Ltd., Class H	15,628,000	14,757,046
China National Chemical Engineering Co. Ltd., Class A	1,932,467	2,400,806
China National Nuclear Power Co. Ltd., Class A	4,944,800	4,544,922
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	971,154	4,215,065
China Oilfield Services Ltd., Class H	7,634,000	7,928,926
China Overseas Land & Investment Ltd.	15,247,460	40,977,103
China Overseas Property Holdings Ltd.	5,255,000	5,576,781
China Pacific Insurance Group Co. Ltd., Class A	1,965,407	5,941,857
China Pacific Insurance Group Co. Ltd., Class H	10,063,200	21,317,042
China Petroleum & Chemical Corp., Class A	9,256,289	5,721,020
China Petroleum & Chemical Corp., Class H	100,668,800	47,338,988
China Power International Development Ltd.	22,103,000	12,339,062
China Railway Group Ltd., Class A	5,531,200	4,595,686
China Railway Group Ltd., Class H	16,475,000	9,431,823
China Resources Beer Holdings Co. Ltd.	6,500,000	45,311,612
China Resources Cement Holdings Ltd.(c)	10,120,000	6,238,060
China Resources Gas Group Ltd.	3,718,500	14,477,628
China Resources Land Ltd.	12,803,333	52,420,000
China Resources Mixc Lifestyle Services Ltd.(b)	2,732,600	12,391,710
China Resources Power Holdings Co. Ltd.	7,786,999	15,483,196
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	352,699	2,010,923
China Ruyi Holdings Ltd.(a)(c)	18,708,000	4,747,461
China Shenhua Energy Co. Ltd., Class A	1,804,539	7,908,585
China Shenhua Energy Co. Ltd., Class H	13,487,000	42,298,885
China Southern Airlines Co. Ltd., Class A(a)	3,640,700	3,382,994
China Southern Airlines Co. Ltd., Class H(a)	6,546,000	3,533,264
China State Construction Engineering Corp. Ltd., Class A	10,511,671	7,806,537
China State Construction International Holdings Ltd.	8,432,000	9,736,019
China Suntien Green Energy Corp. Ltd., Class H	7,793,000	3,495,127
China Taiping Insurance Holdings Co. Ltd.	5,742,260	5,862,707
China Three Gorges Renewables Group Co. Ltd., Class A	7,304,825	6,430,195
China Tourism Group Duty Free Corp. Ltd., Class A	472,832	13,332,966
China Tower Corp. Ltd., Class H(b)	176,810,000	22,047,826
China Traditional Chinese Medicine Holdings Co. Ltd.	11,486,000	4,953,146
China United Network Communications Ltd., Class A	8,822,100	4,525,236
China Vanke Co. Ltd., Class A	2,608,334	6,270,506
China Vanke Co. Ltd., Class H	6,429,331	12,551,527
China Yangtze Power Co. Ltd., Class A	5,697,415	19,731,948
China Zhenhua Group Science & Technology Co. Ltd., Class A	184,700	2,988,308
China Zheshang Bank Co. Ltd., Class A(a)	6,175,500	2,901,599
Chinasoft International Ltd.	11,318,000	8,847,274
Chongqing Brewery Co. Ltd., Class A	132,500	2,135,877
Chongqing Changan Automobile Co. Ltd., Class A	2,095,817	4,383,683

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Chongqing Zhifei Biological Products Co. Ltd., Class A	395,676	$5,368,443
CIFI Holdings Group Co. Ltd.(c)	15,951,991	4,037,364
CITIC Ltd.	23,338,000	24,058,639
CITIC Securities Co. Ltd., Class A	3,430,818	9,651,461
CITIC Securities Co. Ltd., Class H	8,072,600	16,361,843
CMOC Group Ltd., Class A	5,454,698	3,870,042
CMOC Group Ltd., Class H	12,735,000	5,678,747
Contemporary Amperex Technology Co. Ltd., Class A(a)	567,330	39,324,138
COSCO SHIPPING Holdings Co. Ltd., Class A	3,232,164	6,604,179
COSCO SHIPPING Holdings Co. Ltd., Class H	12,643,849	18,875,499
COSCO SHIPPING Ports Ltd.(c)	7,814,000	5,056,261
Country Garden Holdings Co. Ltd.(c)	31,658,939	9,345,585
Country Garden Services Holdings Co. Ltd.	7,992,000	15,705,582
CRRC Corp. Ltd., Class A	7,383,400	5,342,643
CRRC Corp. Ltd., Class H	16,466,000	6,156,463
CSC Financial Co. Ltd., Class A	1,271,433	4,879,195
CSPC Pharmaceutical Group Ltd.	35,874,479	36,391,920
Dali Foods Group Co. Ltd.(b)	9,102,000	4,160,999
Daqin Railway Co. Ltd., Class A	4,144,900	3,864,800
Daqo New Energy Corp., ADR(a)	238,288	15,886,661
DHC Software Co. Ltd., Class A	2,130,498	1,786,185
Dongfeng Motor Group Co. Ltd., Class H	11,552,000	7,324,522
Dongxing Securities Co. Ltd., Class A	1,766,797	2,119,708
Dongyue Group Ltd.	6,074,000	6,817,109
East Money Information Co. Ltd., Class A	3,288,299	10,493,709
Ecovacs Robotics Co. Ltd., Class A	147,053	1,729,895
ENN Energy Holdings Ltd.	3,172,900	46,094,041
Eve Energy Co. Ltd., Class A	500,853	6,813,886
Everbright Securities Co. Ltd., Class A	1,058,983	2,452,152
Fangda Carbon New Material Co. Ltd., Class A(a)	1,350,034	1,357,352
Far East Horizon Ltd.(c)	6,280,000	4,757,437
Fiberhome Telecommunication Technologies Co. Ltd., Class A	823,381	1,709,766
First Capital Securities Co. Ltd., Class A	2,174,500	1,930,080
Flat Glass Group Co. Ltd., Class A(a)	479,000	2,764,252
Flat Glass Group Co. Ltd., Class H(a)	1,663,000	5,477,395
Focus Media Information Technology Co. Ltd., Class A	3,968,778	3,465,539
Foshan Haitian Flavouring & Food Co. Ltd., Class A	949,750	11,050,351
Fosun International Ltd.	10,176,500	7,511,598
Founder Securities Co. Ltd., Class A	3,736,587	3,749,588
Foxconn Industrial Internet Co. Ltd., Class A	2,779,897	3,728,469
Fuyao Glass Industry Group Co. Ltd., Class A	557,772	3,148,943
Fuyao Glass Industry Group Co. Ltd., Class H(b)	2,414,400	11,521,122
Ganfeng Lithium Co. Ltd., Class A	429,073	5,289,136
Ganfeng Lithium Co. Ltd., Class H(b)(c)	1,446,080	12,704,476
GCL System Integration Technology Co. Ltd., Class A(a)	2,172,000	1,148,997
GD Power Development Co. Ltd., Class A(a)	5,115,100	3,209,575
GDS Holdings Ltd., ADR(a)	433,200	11,800,368
Geely Automobile Holdings Ltd.	24,023,000	48,267,437
GEM Co. Ltd., Class A	1,854,000	2,232,221
Gemdale Corp., Class A	1,236,730	2,083,961
Genscript Biotech Corp.(a)	4,678,000	15,026,635
GF Securities Co. Ltd., Class A	1,518,694	3,590,585
GF Securities Co. Ltd., Class H	4,471,400	5,841,020
GigaDevice Semiconductor Inc., Class A	182,794	3,048,440
Ginlong Technologies Co. Ltd., Class A	103,600	3,418,533

Security	Shares	Value

China (continued)
GoerTek Inc., Class A	918,600	$4,304,419
Gotion High-tech Co. Ltd., Class A	487,223	2,405,655
Great Wall Motor Co. Ltd., Class A	665,000	3,206,301
Great Wall Motor Co. Ltd., Class H	12,127,500	18,195,261
Gree Electric Appliances Inc. of Zhuhai, Class A	812,400	3,741,126
Greentown China Holdings Ltd.	3,603,500	6,799,032
Greentown Service Group Co. Ltd.	5,874,000	4,243,695
Guangdong Haid Group Co. Ltd., Class A	456,627	4,025,379
Guangdong Investment Ltd.	11,932,110	10,931,629
Guanghui Energy Co. Ltd., Class A	1,922,600	3,525,781
Guangzhou Automobile Group Co. Ltd., Class A	1,266,100	2,538,657
Guangzhou Automobile Group Co. Ltd., Class H	11,835,838	10,176,572
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	651,496	2,562,200
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	143,984	1,386,510
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	185,891	1,814,735
Guangzhou Tinci Materials Technology Co. Ltd., Class A	504,200	3,452,549
Guosen Securities Co. Ltd., Class A	2,401,851	3,202,720
Guotai Junan Securities Co. Ltd., Class A	2,436,940	5,198,790
H World Group Ltd., ADR	776,560	29,221,953
Haidilao International Holding Ltd.(a)(b)(c)	4,421,000	10,403,045
Haier Smart Home Co. Ltd., Class A	1,735,141	6,465,920
Haier Smart Home Co. Ltd., Class H	9,081,200	29,668,267
Haitian International Holdings Ltd.	2,749,000	6,734,924
Haitong Securities Co. Ltd., Class A	3,185,700	4,356,238
Haitong Securities Co. Ltd., Class H	9,969,600	6,527,295
Hangzhou First Applied Material Co. Ltd., Class A	372,480	3,476,499
Hangzhou Robam Appliances Co. Ltd., Class A	359,064	1,302,583
Hangzhou Silan Microelectronics Co. Ltd., Class A	387,300	2,209,586
Hangzhou Tigermed Consulting Co. Ltd., Class A	152,300	2,376,604
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	426,600	4,223,707
Hansoh Pharmaceutical Group Co. Ltd.(b)	4,780,000	9,536,752
Henan Shuanghui Investment & Development Co. Ltd., Class A	944,400	3,656,417
Hengan International Group Co. Ltd.	2,619,500	12,535,643
Hengli Petrochemical Co. Ltd., Class A	1,576,491	4,368,664
Hengyi Petrochemical Co. Ltd., Class A	1,648,429	2,154,018
Hithink RoyalFlush Information Network Co. Ltd., Class A	168,400	2,064,128
Hopson Development Holdings Ltd.(c)	3,149,569	4,330,611
Hoshine Silicon Industry Co. Ltd., Class A	144,300	2,334,131
Hua Hong Semiconductor Ltd.(a)(b)	2,333,000	6,848,443
Huadong Medicine Co. Ltd., Class A	519,805	3,157,026
Huafon Chemical Co. Ltd., Class A	1,804,300	1,956,879
Hualan Biological Engineering Inc., Class A	560,783	1,596,449
Huaneng Power International Inc., Class A(a)	2,359,400	2,781,858
Huaneng Power International Inc., Class H(a)(c)	15,952,000	8,152,509
Huatai Securities Co. Ltd., Class A	2,517,609	4,769,705
Huatai Securities Co. Ltd., Class H(b)	5,194,400	6,942,948
Huaxia Bank Co. Ltd., Class A	3,994,780	2,967,382
Huaxin Cement Co. Ltd., Class A	482,206	1,209,213
Huayu Automotive Systems Co. Ltd., Class A	917,268	2,470,618
Huizhou Desay Sv Automotive Co. Ltd., Class A	155,400	3,424,637
Hundsun Technologies Inc., Class A	596,237	2,890,004
Hutchmed China Ltd., ADR(a)(c)	349,246	4,491,304
Hygeia Healthcare Holdings Co. Ltd.(a)(b)	1,387,600	7,489,539
Iflytek Co. Ltd., Class A	650,919	3,515,640

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Imeik Technology Development Co. Ltd., Class A	47,500	$3,825,121
Industrial & Commercial Bank of China Ltd., Class A	16,313,362	10,331,657
Industrial & Commercial Bank of China Ltd., Class H	223,088,085	113,338,309
Industrial Bank Co. Ltd., Class A	5,088,222	12,551,185
Industrial Securities Co. Ltd., Class A(a)	3,145,676	2,814,265
Ingenic Semiconductor Co. Ltd., Class A	138,100	1,620,044
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	12,803,300	3,713,748
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,944,700	1,850,146
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,677,170	8,662,315
Inner Mongolia Yitai Coal Co. Ltd., Class B	4,604,000	7,748,297
Innovent Biologics Inc.(a)(b)(c)	4,095,500	17,264,686
Inspur Electronic Information Industry Co. Ltd., Class A	665,590	2,224,879
Intco Medical Technology Co. Ltd., Class A	208,171	659,869
iQIYI Inc., ADR(a)(c)	1,352,269	4,949,305
JA Solar Technology Co. Ltd., Class A	588,900	5,556,908
Jafron Biomedical Co. Ltd., Class A	251,556	1,705,015
JCET Group Co. Ltd., Class A	629,400	2,248,228
JD Health International Inc.(a)(b)(c)	4,460,000	30,723,250
JD.com Inc., Class A	8,567,054	271,191,171
Jiangsu Eastern Shenghong Co. Ltd., Class A	1,124,500	3,117,501
Jiangsu Expressway Co. Ltd., Class H	5,294,000	4,534,340
Jiangsu Hengli Hydraulic Co. Ltd., Class A	381,188	2,691,495
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,624,741	8,126,765
Jiangsu King’s Luck Brewery JSC Ltd., Class A	379,886	2,535,157
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	377,350	8,951,030
Jiangsu Zhongtian Technology Co. Ltd., Class A	910,624	2,919,306
Jiangxi Copper Co. Ltd., Class A	1,007,000	2,374,097
Jiangxi Copper Co. Ltd., Class H	4,243,000	5,211,139
Jiangxi Zhengbang Technology Co. Ltd., Class A(a)	1,165,024	1,004,628
Jinke Properties Group Co. Ltd., Class A(a)	1,298,282	468,261
Jinxin Fertility Group Ltd.(b)	6,122,500	3,986,829
JiuGui Liquor Co. Ltd., Class A	97,800	2,105,315
Jiumaojiu International Holdings Ltd.(b)	2,961,000	5,825,432
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	310,425	1,541,319
JOYY Inc., ADR	198,520	6,019,126
Juewei Food Co. Ltd., Class A	212,814	1,433,764
Kanzhun Ltd., ADR(a)	692,111	16,257,687
KE Holdings Inc., ADR(a)(c)	2,614,534	47,166,193
Kingboard Holdings Ltd.	2,775,500	8,764,191
Kingboard Laminates Holdings Ltd.(c)	4,021,500	3,836,160
Kingdee International Software Group Co. Ltd.(a)(c)	10,447,000	20,276,612
Kingfa Sci & Tech Co. Ltd., Class A	1,121,200	1,738,596
Kingsoft Corp. Ltd.	3,866,000	11,749,878
Kuaishou Technology(a)(b)	6,955,800	60,268,428
Kunlun Energy Co. Ltd.	15,890,000	13,835,848
Kweichow Moutai Co. Ltd., Class A	302,187	84,003,093
LB Group Co. Ltd., Class A	749,000	1,898,243
Legend Biotech Corp., ADR(a)	195,472	9,087,493
Lenovo Group Ltd.(c)	28,914,000	23,813,912
Lens Technology Co. Ltd., Class A	1,437,200	2,248,306
Lepu Medical Technology Beijing Co. Ltd., Class A	664,335	1,815,892
Li Auto Inc., ADR(a)(c)	2,182,429	62,788,482
Li Ning Co. Ltd.	9,444,000	86,018,850

Security	Shares	Value

China (continued)
Lingyi iTech Guangdong Co., Class A(a)	3,114,580	$2,470,433
Longfor Group Holdings Ltd.(b)	7,253,500	23,543,142
LONGi Green Energy Technology Co. Ltd., Class A	1,861,631	13,697,890
Lufax Holding Ltd., ADR	2,846,915	12,441,019
Luxshare Precision Industry Co. Ltd., Class A	1,778,946	9,612,214
Luzhou Laojiao Co. Ltd., Class A	362,239	12,244,809
Mango Excellent Media Co. Ltd., Class A	495,800	1,982,965
Maxscend Microelectronics Co. Ltd., Class A	150,144	2,198,365
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	1,510,680	1,053,414
Meituan, Class B(a)(b)	17,521,100	420,807,891
Metallurgical Corp. of China Ltd., Class A	5,495,790	2,545,947
Microport Scientific Corp.(a)(c)	2,635,000	5,235,952
Ming Yang Smart Energy Group Ltd., Class A	587,000	2,268,260
Ming Yuan Cloud Group Holdings Ltd.	2,730,000	2,237,566
Minth Group Ltd.	3,070,000	8,687,099
MMG Ltd.(a)(c)	13,072,000	3,575,982
Montage Technology Co. Ltd., Class A	320,200	2,563,530
Muyuan Foods Co. Ltd., Class A	1,308,739	11,056,939
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	560,853	1,453,155
Nanjing Securities Co. Ltd., Class A	1,940,700	2,382,964
NARI Technology Co. Ltd., Class A	1,804,245	7,132,895
National Silicon Industry Group Co. Ltd., Class A(a)	690,400	2,048,768
NAURA Technology Group Co. Ltd., Class A	136,400	5,526,814
NavInfo Co. Ltd., Class A	836,600	1,577,573
NetEase Inc.	8,260,050	147,502,882
New China Life Insurance Co. Ltd., Class A	628,602	2,612,387
New China Life Insurance Co. Ltd., Class H	3,053,100	7,186,033
New Hope Liuhe Co. Ltd., Class A(a)	1,312,897	2,973,761
New Oriental Education & Technology Group Inc.(a)	6,104,800	17,621,502
Nine Dragons Paper Holdings Ltd.	6,868,000	5,389,115
Ninestar Corp., Class A	528,138	3,366,483
Ningbo Deye Technology Co. Ltd., NVS	49,700	2,647,429
Ningbo Joyson Electronic Corp., Class A(a)	448,700	1,002,489
Ningbo Shanshan Co. Ltd.	634,300	2,271,927
Ningbo Tuopu Group Co. Ltd., Class A	340,100	3,867,961
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,813,200	3,551,310
NIO Inc., ADR(a)(c)	5,448,110	108,471,870
Nongfu Spring Co. Ltd., Class H(b)	7,123,400	42,354,666
OFILM Group Co. Ltd., Class A(a)	1,286,865	1,189,674
Oppein Home Group Inc., Class A	165,900	3,126,638
Orient Overseas International Ltd.(c)	533,000	14,857,347
Orient Securities Co. Ltd., Class A	2,248,134	2,806,343
Ovctek China Inc., Class A	251,700	1,547,668
People’s Insurance Co. Group of China Ltd. (The), Class A	2,486,600	1,791,120
People’s Insurance Co. Group of China Ltd. (The), Class H	29,025,000	8,970,569
Perfect World Co. Ltd., Class A	632,100	1,348,154
PetroChina Co. Ltd., Class A	5,454,000	4,225,669
PetroChina Co. Ltd., Class H	84,080,000	39,098,662
Pharmaron Beijing Co. Ltd., Class A	286,200	2,814,264
Pharmaron Beijing Co. Ltd., Class H(b)	751,400	4,970,274
PICC Property & Casualty Co. Ltd., Class H	27,561,192	29,811,021
Pinduoduo Inc., ADR(a)	2,008,293	143,191,291
Ping An Bank Co. Ltd., Class A	4,685,567	8,611,592
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	2,025,800	5,484,106

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ping An Insurance Group Co. of China Ltd., Class A	2,817,384	$17,803,162
Ping An Insurance Group Co. of China Ltd., Class H	24,941,500	146,697,010
Poly Developments and Holdings Group Co. Ltd., Class A	3,004,984	7,508,616
Pop Mart International Group Ltd.(b)(c)	2,215,800	5,726,291
Postal Savings Bank of China Co. Ltd., Class A	7,126,000	4,637,916
Postal Savings Bank of China Co. Ltd., Class H(b)(c)	31,238,000	18,648,187
Power Construction Corp. of China Ltd., Class A	3,941,200	4,386,881
Pylon Technologies Co. Ltd., NVS	38,801	2,409,791
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	1,323,200	5,325,365
RLX Technology Inc., ADR(a)(c)	1,913,703	2,736,595
Rongsheng Petrochemical Co. Ltd., Class A	2,696,758	5,505,282
SAIC Motor Corp. Ltd., Class A	2,062,606	4,599,053
Sangfor Technologies Inc., Class A	121,600	1,692,276
Sany Heavy Equipment International Holdings Co. Ltd.	4,965,000	5,143,068
Sany Heavy Industry Co. Ltd., Class A	2,212,752	5,024,016
Satellite Chemical Co. Ltd., Class A	807,239	2,554,083
SDIC Power Holdings Co. Ltd., Class A	2,374,090	3,826,478
Seazen Group Ltd.(a)	7,698,000	2,555,298
Seazen Holdings Co. Ltd., Class A(a)	578,873	1,739,104
SF Holding Co. Ltd., Class A	1,201,235	8,558,985
SG Micro Corp., Class A	103,086	2,375,029
Shaanxi Coal Industry Co. Ltd., Class A	2,670,176	8,504,361
Shandong Gold Mining Co. Ltd., Class A	1,413,136	3,649,563
Shandong Gold Mining Co. Ltd., Class H(b)(c)	2,615,250	4,433,510
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	699,880	2,947,948
Shandong Linglong Tyre Co. Ltd., Class A	469,800	1,543,871
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	10,074,000	13,666,075
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	363,372	1,221,540
Shanghai Baosight Software Co. Ltd., Class A	470,480	2,576,829
Shanghai Baosight Software Co. Ltd., Class B	2,293,511	6,946,189
Shanghai Construction Group Co. Ltd., Class A	3,391,552	1,328,380
Shanghai Electric Group Co. Ltd., Class A(a)	4,959,500	3,036,261
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	578,100	3,369,826
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,888,500	6,075,339
Shanghai International Airport Co. Ltd., Class A(a)	310,298	2,525,354
Shanghai International Port Group Co. Ltd., Class A	3,068,399	2,396,622
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	161,600	1,234,462
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	5,218,006	4,346,964
Shanghai M&G Stationery Inc., Class A	295,337	1,894,190
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	829,800	2,071,642
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,972,500	4,321,398
Shanghai Pudong Development Bank Co. Ltd., Class A	7,508,122	7,885,990
Shanghai Putailai New Energy Technology Co. Ltd., Class A	393,400	3,586,954
Shanghai RAAS Blood Products Co. Ltd., Class A	2,885,000	2,434,687
Shanxi Coking Coal Energy Group Co. Ltd., Class A	988,700	1,836,413
Shanxi Meijin Energy Co. Ltd., Class A	1,260,200	2,060,008

Security	Shares	Value

China (continued)
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	300,400	$12,718,871
Shengyi Technology Co. Ltd., Class A	818,000	1,876,922
Shennan Circuits Co. Ltd., Class A	155,140	1,898,986
Shenwan Hongyuan Group Co. Ltd., Class A	6,793,470	4,097,260
Shenzhen Dynanonic Co. Ltd.	47,700	2,202,579
Shenzhen Inovance Technology Co. Ltd., Class A	725,897	6,275,005
Shenzhen International Holdings Ltd.	5,004,500	4,313,913
Shenzhen Kangtai Biological Products Co. Ltd., Class A	302,635	1,470,326
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	298,032	12,827,505
Shenzhen Overseas Chinese Town Co. Ltd., Class A	2,387,500	1,842,370
Shenzhen Transsion Holding Co. Ltd., Class A	193,601	1,904,380
Shenzhou International Group Holdings Ltd.	3,302,600	34,516,483
Shimao Group Holdings Ltd.(c)(d)	4,704,500	1,348,647
Sichuan Chuantou Energy Co. Ltd., Class A	1,439,660	2,744,994
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	719,278	2,229,932
Sichuan Swellfun Co. Ltd., Class A	147,993	1,558,750
Sino Biopharmaceutical Ltd.	41,478,750	21,785,288
Sinoma Science & Technology Co. Ltd., Class A	570,600	1,903,761
Sinopharm Group Co. Ltd., Class H	5,425,200	12,086,222
Sinotruk Hong Kong Ltd.	2,861,000	2,852,513
Skshu Paint Co. Ltd., Class A(a)	117,540	1,581,239
Smoore International Holdings Ltd.(b)(c)	7,175,000	12,809,352
Songcheng Performance Development Co. Ltd., Class A	917,318	1,677,654
StarPower Semiconductor Ltd., Class A	48,500	2,769,461
Sunac China Holdings Ltd.(c)(d)	12,385,000	3,155,937
Sungrow Power Supply Co. Ltd., Class A	372,300	5,957,277
Sunny Optical Technology Group Co. Ltd.(c)	2,844,900	38,839,853
Sunwoda Electronic Co. Ltd., Class A	518,600	2,031,768
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	639,500	2,380,519
Suzhou Maxwell Technologies Co. Ltd., Class A	50,400	3,393,494
TAL Education Group, ADR(a)(c)	1,743,775	10,079,019
TBEA Co. Ltd., Class A	1,066,800	3,809,688
TCL Technology Group Corp., Class A	4,260,755	2,549,253
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	824,293	5,711,655
Tencent Holdings Ltd.	24,880,600	1,028,333,752
Tencent Music Entertainment Group, ADR(a)(c)	2,810,066	14,359,437
Thunder Software Technology Co. Ltd., Class A	128,187	2,266,412
Tianma Microelectronics Co. Ltd., Class A	2,205,623	3,003,218
Tianqi Lithium Corp., Class A(a)	362,700	5,998,530
Tingyi Cayman Islands Holding Corp.(c)	8,064,000	14,319,447
Tongcheng Travel Holdings Ltd.(a)(c)	5,025,600	10,293,235
Tongkun Group Co. Ltd., Class A	868,900	1,789,113
Tongwei Co. Ltd., Class A	1,107,984	8,451,272
Topchoice Medical Corp., Class A(a)	91,900	1,541,226
Topsports International Holdings Ltd.(b)	7,567,000	5,972,596
Transfar Zhilian Co. Ltd., Class A	1,438,598	1,156,832
TravelSky Technology Ltd., Class H	3,894,000	6,786,786
Trina Solar Co. Ltd.	561,686	5,777,968
Trip.com Group Ltd., ADR(a)(c)	2,170,774	55,832,307
Tsingtao Brewery Co. Ltd., Class A	244,300	3,806,252
Tsingtao Brewery Co. Ltd., Class H	2,402,000	23,325,747
Unigroup Guoxin Microelectronics Co. Ltd., Class A	236,339	5,318,219
Uni-President China Holdings Ltd.	5,617,000	4,835,942

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Unisplendour Corp. Ltd., Class A	885,254	$2,206,968
Vinda International Holdings Ltd.	1,698,000	4,748,697
Vipshop Holdings Ltd., ADR(a)	1,751,980	20,340,488
Walvax Biotechnology Co. Ltd., Class A	422,347	2,657,269
Wanhua Chemical Group Co. Ltd., Class A	815,991	10,424,112
Want Want China Holdings Ltd.	19,683,000	13,865,126
Weibo Corp., ADR(a)	273,429	5,657,246
Weichai Power Co. Ltd., Class A	2,139,644	3,583,794
Weichai Power Co. Ltd., Class H	7,404,800	9,892,911
Wens Foodstuffs Group Co. Ltd., Class A(a)	1,794,870	6,147,522
Western Securities Co. Ltd., Class A	2,587,710	2,418,275
Western Superconducting Technologies Co. Ltd., Class A	168,866	2,482,275
Wharf Holdings Ltd. (The)	4,958,000	18,671,641
Will Semiconductor Co. Ltd. Shanghai, Class A	299,970	4,047,702
Wingtech Technology Co. Ltd., Class A	328,500	3,057,015
Winning Health Technology Group Co. Ltd., Class A	875,024	892,513
Wuhan Guide Infrared Co. Ltd., Class A	1,395,840	2,876,383
Wuliangye Yibin Co. Ltd., Class A	941,328	22,684,341
WUS Printed Circuit Kunshan Co. Ltd., Class A	702,803	1,210,810
WuXi AppTec Co. Ltd., Class A	680,429	8,785,797
WuXi AppTec Co. Ltd., Class H(b)	1,347,870	15,216,112
Wuxi Biologics Cayman Inc., New(a)(b)	14,305,000	126,200,113
Wuxi Shangji Automation Co. Ltd., Class A	122,080	2,370,506
XCMG Construction Machinery Co. Ltd., Class A(a)	3,215,269	2,417,054
Xiaomi Corp., Class B(a)(b)	60,845,800	88,874,940
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,492,493	2,756,185
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,721,846	4,055,991
Xinyi Solar Holdings Ltd.(c)	19,604,000	26,959,790
XPeng Inc., ADR(a)(c)	1,687,134	31,245,722
Xtep International Holdings Ltd.	5,329,000	7,394,972
Yadea Group Holdings Ltd.(b)	4,942,000	9,426,354
Yankuang Energy Group Co. Ltd., Class A	659,600	4,569,257
Yankuang Energy Group Co. Ltd., Class H(c)	6,092,800	24,117,796
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	316,898	1,739,319
Yealink Network Technology Corp. Ltd., Class A	288,730	2,980,119
Yifeng Pharmacy Chain Co. Ltd., Class A	265,236	2,043,202
Yihai International Holding Ltd.(c)	1,934,000	4,870,586
Yihai Kerry Arawana Holdings Co. Ltd., Class A	382,700	2,521,503
YongXing Special Materials Technology Co. Ltd., Class A	120,100	2,321,195
Yonyou Network Technology Co. Ltd., Class A	958,551	2,772,389
YTO Express Group Co. Ltd., Class A	952,200	2,701,553
Yuexiu Property Co. Ltd.	5,778,000	7,226,961
Yum China Holdings Inc.	1,681,873	84,278,656
Yunda Holding Co. Ltd., Class A	941,804	2,287,573
Yunnan Baiyao Group Co. Ltd., Class A	505,021	3,819,323
Yunnan Energy New Material Co. Ltd., Class A	237,200	6,603,132
Zai Lab Ltd., ADR(a)(c)	350,512	16,197,160
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	154,850	6,724,679
Zhaojin Mining Industry Co. Ltd., Class H(a)	4,903,000	4,151,535
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	2,429,098	1,601,573
Zhejiang Chint Electrics Co. Ltd., Class A	609,223	2,777,161
Zhejiang Dahua Technology Co. Ltd., Class A	993,084	2,108,404
Zhejiang Expressway Co. Ltd., Class H	6,002,000	4,572,981

Security	Shares	Value

China (continued)
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	524,404	$1,510,782
Zhejiang Huayou Cobalt Co. Ltd., Class A	422,915	4,551,657
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	379,800	4,148,675
Zhejiang NHU Co. Ltd., Class A	947,387	3,074,634
Zhejiang Supor Co. Ltd., Class A	188,082	1,245,006
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	188,847	1,262,672
Zheshang Securities Co. Ltd., Class A	1,398,600	2,203,509
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	2,822,900	8,272,682
Zhongji Innolight Co. Ltd., Class A	314,100	1,328,237
Zhongsheng Group Holdings Ltd.	2,457,500	11,619,964
Zhuzhou CRRC Times Electric Co. Ltd.(c)	2,477,200	11,978,504
Zijin Mining Group Co. Ltd., Class A	5,651,500	7,157,635
Zijin Mining Group Co. Ltd., Class H	22,628,000	25,569,029
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	2,568,654	2,136,157
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	5,039,200	2,271,652
ZTE Corp., Class A	990,600	3,497,015
ZTE Corp., Class H	3,006,200	6,347,016
ZTO Express Cayman Inc., ADR	1,679,026	43,738,627

		8,361,114,198

Colombia — 0.1%
Bancolombia SA	1,004,533	7,756,836
Ecopetrol SA	19,799,511	10,089,749
Interconexion Electrica SA ESP	1,815,930	7,859,873

		25,706,458

Czech Republic — 0.1%
CEZ AS	655,425	26,552,598
Komercni Banka AS	278,775	6,529,196
Moneta Money Bank AS(b)	1,302,899	4,129,607

		37,211,401

Egypt — 0.1%
Commercial International Bank Egypt SAE	6,682,339	13,234,556
Eastern Co. SAE	4,132,247	2,093,501
Egyptian Financial Group-Hermes Holding Co.(a)	369,274	245,927

		15,573,984

Greece — 0.3%
Alpha Services and Holdings SA(a)	8,751,191	8,081,753
Eurobank Ergasias Services and Holdings SA, Class A(a)	10,369,884	9,621,255
FF Group(a)(d)	246,892	2,481
Hellenic Telecommunications Organization SA	806,579	12,831,745
JUMBO SA	454,557	6,498,234
Mytilineos SA	404,126	6,319,597
National Bank of Greece SA(a)	2,214,159	7,145,608
OPAP SA	746,659	9,834,925
Public Power Corp. SA(a)	834,611	4,356,998

		64,692,596

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	1,635,369	11,268,266
OTP Bank Nyrt	872,751	18,560,800
Richter Gedeon Nyrt	557,868	11,247,797

		41,076,863

India — 14.3%
ACC Ltd.	307,553	8,812,744
Adani Enterprises Ltd.	1,129,428	44,819,936
Adani Green Energy Ltd.(a)	1,260,348	38,082,471

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Adani Ports & Special Economic Zone Ltd.	2,026,978	$21,207,257
Adani Power Ltd.(a)	3,079,429	15,725,566
Adani Total Gas Ltd.	1,102,395	51,412,890
Adani Transmission Ltd.(a)	1,108,686	54,368,305
Ambuja Cements Ltd.	2,403,224	12,323,340
Apollo Hospitals Enterprise Ltd.	404,347	21,724,909
Asian Paints Ltd.	1,543,287	64,970,562
AU Small Finance Bank Ltd.(b)	634,836	4,992,501
Aurobindo Pharma Ltd.	991,175	6,748,145
Avenue Supermarts Ltd.(a)(b)	649,270	36,496,916
Axis Bank Ltd.	9,052,571	84,365,331
Bajaj Auto Ltd.	270,877	13,796,810
Bajaj Finance Ltd.	1,085,074	97,929,338
Bajaj Finserv Ltd.	154,311	32,350,558
Balkrishna Industries Ltd.	320,537	8,142,626
Bandhan Bank Ltd.(b)	2,544,001	8,779,799
Berger Paints India Ltd.	991,053	8,288,532
Bharat Electronics Ltd.	4,918,557	18,793,718
Bharat Forge Ltd.	985,125	9,068,737
Bharat Petroleum Corp. Ltd.	3,361,441	13,769,764
Bharti Airtel Ltd.	8,728,703	79,068,451
Biocon Ltd.	1,611,745	6,236,206
Britannia Industries Ltd.	430,143	20,126,979
Cholamandalam Investment and Finance Co. Ltd.	1,670,400	16,365,087
Cipla Ltd.	1,914,187	24,804,668
Coal India Ltd.	6,143,129	17,950,140
Colgate-Palmolive India Ltd.	481,327	10,106,391
Container Corp. of India Ltd.	1,047,220	9,084,094
Dabur India Ltd.	2,421,181	17,653,591
Divi’s Laboratories Ltd.	525,345	23,718,676
DLF Ltd.	2,497,060	12,062,116
Dr. Reddy’s Laboratories Ltd.	455,159	24,053,460
Eicher Motors Ltd.	546,070	22,790,361
GAIL India Ltd.	6,041,367	10,262,034
Godrej Consumer Products Ltd.(a)	1,607,075	18,511,707
Godrej Properties Ltd.(a)	502,886	8,771,211
Grasim Industries Ltd.	1,072,415	22,350,667
Havells India Ltd.	1,019,587	17,650,738
HCL Technologies Ltd.	4,281,727	49,804,346
HDFC Life Insurance Co. Ltd.(b)	3,742,724	26,821,132
Hero MotoCorp Ltd.	430,900	15,178,535
Hindalco Industries Ltd.	5,483,579	29,740,736
Hindustan Petroleum Corp. Ltd.	2,502,267	7,594,992
Hindustan Unilever Ltd.	3,277,154	108,493,334
Housing Development Finance Corp. Ltd.	6,867,423	207,914,067
ICICI Bank Ltd.	20,533,922	225,161,534
ICICI Lombard General Insurance Co. Ltd.(b)	919,446	14,769,530
ICICI Prudential Life Insurance Co. Ltd.(b)	1,388,982	10,254,022
Indian Oil Corp. Ltd.	10,999,561	9,815,002
Indian Railway Catering & Tourism Corp. Ltd.	990,897	8,691,538
Indraprastha Gas Ltd.	1,161,168	6,070,961
Indus Towers Ltd.	2,643,111	6,572,765
Info Edge India Ltd.	287,610	15,471,387
Infosys Ltd.	13,384,557	246,691,980
InterGlobe Aviation Ltd.(a)(b)	386,911	9,662,127
ITC Ltd.	11,741,551	46,922,520
Jindal Steel & Power Ltd.	1,683,907	9,060,636
JSW Steel Ltd.	2,935,412	24,343,770
Jubilant Foodworks Ltd.	1,546,836	11,782,617
Kotak Mahindra Bank Ltd.	2,208,885	52,403,962

Security	Shares	Value

India (continued)
Larsen & Toubro Infotech Ltd.(b)	209,464	$11,986,230
Larsen & Toubro Ltd.	2,735,632	65,291,970
Lupin Ltd.	746,139	6,235,067
Mahindra & Mahindra Ltd.	3,477,231	56,437,648
Marico Ltd.	2,046,151	13,432,697
Maruti Suzuki India Ltd.	480,020	54,145,010
Mindtree Ltd.	244,142	9,934,127
Mphasis Ltd.	334,702	8,805,162
MRF Ltd.	7,625	8,127,648
Muthoot Finance Ltd.	489,848	6,417,632
Nestle India Ltd.	132,486	32,986,214
NTPC Ltd.	15,613,339	32,005,125
Oil & Natural Gas Corp. Ltd.	9,851,022	17,053,237
Page Industries Ltd.	24,804	15,803,050
Petronet LNG Ltd.	2,984,542	8,233,630
PI Industries Ltd.	319,481	13,660,765
Pidilite Industries Ltd.	635,147	21,681,061
Piramal Pharma Ltd., NVS	1,909,920	5,131,137
Power Grid Corp. of India Ltd.	12,580,575	36,019,082
Reliance Industries Ltd.	12,124,944	397,213,709
Samvardhana Motherson International Ltd.	5,049,549	7,701,926
SBI Cards & Payment Services Ltd.	954,108	10,940,058
SBI Life Insurance Co. Ltd.(b)	1,791,913	29,612,678
Shree Cement Ltd.	43,159	11,848,024
Shriram Transport Finance Co. Ltd.	762,968	12,805,891
Siemens Ltd.	299,848	10,765,889
SRF Ltd.	601,955	18,996,383
State Bank of India	7,142,562	47,026,410
Sun Pharmaceutical Industries Ltd.	3,786,810	42,261,615
Tata Consultancy Services Ltd.	3,630,978	144,809,157
Tata Consumer Products Ltd.	2,248,220	22,722,903
Tata Elxsi Ltd.	138,561	15,455,636
Tata Motors Ltd.(a)	6,616,752	38,533,264
Tata Power Co. Ltd. (The)	5,805,971	17,025,225
Tata Steel Ltd.	29,401,154	39,474,058
Tech Mahindra Ltd.	2,305,897	30,722,683
Titan Co. Ltd.	1,414,954	45,850,582
Torrent Pharmaceuticals Ltd.	401,777	7,763,444
Trent Ltd.	764,178	13,365,538
UltraTech Cement Ltd.	403,865	33,575,262
United Spirits Ltd.(a)	1,207,295	12,203,193
UPL Ltd.	1,989,550	19,056,016
Vedanta Ltd.	3,065,834	10,274,865
Wipro Ltd.	5,360,792	27,448,228
Yes Bank Ltd.(a)	44,946,224	9,212,413
Zomato Ltd.(a)	8,955,265	6,401,451

		3,688,211,818

Indonesia — 2.0%
Adaro Energy Indonesia Tbk PT	58,999,300	14,065,240
Adaro Minerals Indonesia Tbk PT(a)	33,076,700	3,814,638
Aneka Tambang Tbk	35,150,800	4,700,246
Astra International Tbk PT	80,207,400	37,634,842
Bank Central Asia Tbk PT	218,541,100	120,683,385
Bank Jago Tbk PT(a)	16,747,000	9,489,533
Bank Mandiri Persero Tbk PT	73,614,400	43,806,819
Bank Negara Indonesia Persero Tbk PT	30,040,476	17,230,189
Bank Rakyat Indonesia Persero Tbk PT	270,196,408	78,905,187
Barito Pacific Tbk PT	118,104,900	6,519,706
Charoen Pokphand Indonesia Tbk PT	29,203,445	11,559,390
Gudang Garam Tbk PT	1,668,800	2,668,561

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Indah Kiat Pulp & Paper Tbk PT	11,263,000	$6,308,951
Indofood CBP Sukses Makmur Tbk PT	9,032,700	5,055,561
Indofood Sukses Makmur Tbk PT	16,793,800	7,045,256
Kalbe Farma Tbk PT	84,976,115	9,609,007
Merdeka Copper Gold Tbk PT(a)	51,809,963	14,898,999
Sarana Menara Nusantara Tbk PT	95,234,800	7,961,846
Semen Indonesia Persero Tbk PT	11,731,100	5,209,315
Sumber Alfaria Trijaya Tbk PT	67,109,900	9,849,183
Telkom Indonesia Persero Tbk PT	196,097,200	60,050,996
Tower Bersama Infrastructure Tbk PT	24,936,400	4,734,303
Unilever Indonesia Tbk PT	30,168,400	9,322,847
United Tractors Tbk PT	6,871,353	15,646,529
Vale Indonesia Tbk PT(a)	10,441,600	4,279,719

		511,050,248

Kuwait — 0.8%
Agility Public Warehousing Co. KSC	5,881,632	16,045,982
Boubyan Bank KSCP	5,704,433	15,462,430
Gulf Bank KSCP	6,563,793	7,452,893
Kuwait Finance House KSCP	20,402,479	59,554,442
Mabanee Co. KPSC	2,659,251	7,146,993
Mobile Telecommunications Co. KSCP	8,161,550	16,022,682
National Bank of Kuwait SAKP	28,525,141	97,579,132

		219,264,554

Malaysia — 1.5%
AMMB Holdings Bhd	7,509,275	6,979,465
Axiata Group Bhd	10,722,900	7,271,580
CIMB Group Holdings Bhd	26,484,300	31,671,755
Dialog Group Bhd	14,416,312	7,798,611
DiGi.Com Bhd	12,138,200	10,130,915
Genting Bhd	8,227,900	8,599,679
Genting Malaysia Bhd	11,619,900	7,712,994
HAP Seng Consolidated Bhd	2,629,900	4,083,969
Hartalega Holdings Bhd(c)	6,669,900	2,473,921
Hong Leong Bank Bhd	2,581,500	12,015,690
Hong Leong Financial Group Bhd	1,036,500	4,480,478
IHH Healthcare Bhd	7,216,100	9,959,480
Inari Amertron Bhd	11,347,900	6,753,914
IOI Corp. Bhd	9,799,020	9,261,503
Kuala Lumpur Kepong Bhd	1,740,000	8,996,447
Malayan Banking Bhd	18,820,300	37,649,961
Malaysia Airports Holdings Bhd(a)	2,916,100	3,810,497
Maxis Bhd(c)	9,003,200	7,717,727
MISC Bhd	4,954,700	7,839,529
MR DIY Group M Bhd(b)	9,578,800	4,624,149
Nestle Malaysia Bhd	282,100	8,370,857
Petronas Chemicals Group Bhd	9,798,500	19,219,453
Petronas Dagangan Bhd	1,280,100	6,721,562
Petronas Gas Bhd	3,174,200	12,266,736
PPB Group Bhd	2,670,660	10,502,428
Press Metal Aluminium Holdings Bhd	15,036,000	15,936,601
Public Bank Bhd	57,786,050	60,677,664
QL Resources Bhd	4,705,300	5,361,866
RHB Bank Bhd	5,852,925	7,478,750
Sime Darby Bhd	10,401,573	5,299,596
Sime Darby Plantation Bhd	8,206,973	8,157,742
Telekom Malaysia Bhd	4,715,900	6,269,206
Tenaga Nasional Bhd	9,488,850	19,060,387
Top Glove Corp. Bhd(c)	20,540,400	3,677,661

		388,832,773

Security	Shares	Value

Mexico — 2.0%
Alfa SAB de CV, Class A	11,523,200	$7,332,659
America Movil SAB de CV, Series L, NVS	110,856,600	94,478,337
Arca Continental SAB de CV	1,733,736	11,802,640
Cemex SAB de CV, NVS(a)	60,437,873	22,409,397
Coca-Cola Femsa SAB de CV	2,051,493	12,543,266
Fibra Uno Administracion SA de CV	12,604,700	13,195,003
Fomento Economico Mexicano SAB de CV	7,640,500	47,887,521
Gruma SAB de CV, Class B(c)	827,135	9,013,027
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,450,800	20,656,068
Grupo Aeroportuario del Sureste SAB de CV, Class B	775,100	16,416,892
Grupo Bimbo SAB de CV, Series A(c)	5,514,800	18,126,725
Grupo Carso SAB de CV, Series A1(c)	1,925,441	6,626,006
Grupo Financiero Banorte SAB de CV, Class O	10,303,456	60,849,537
Grupo Financiero Inbursa SAB de CV, Class O(a)(c)	8,875,100	13,982,363
Grupo Mexico SAB de CV, Series B	12,594,988	47,687,970
Grupo Televisa SAB, CPO(c)	9,467,100	11,931,088
Industrias Penoles SAB de CV	582,093	4,784,393
Kimberly-Clark de Mexico SAB de CV, Class A	5,934,500	8,038,741
Operadora De Sites Mexicanos SAB de CV	5,580,100	5,556,142
Orbia Advance Corp. SAB de CV	4,090,434	7,719,371
Promotora y Operadora de Infraestructura SAB de CV	793,945	5,580,649
Wal-Mart de Mexico SAB de CV(c)	20,677,600	67,575,667

		514,193,462

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR	867,823	4,616,818
Credicorp Ltd.	284,131	36,621,645
Southern Copper Corp.	343,751	16,180,360

		57,418,823

Philippines — 0.8%
Aboitiz Equity Ventures Inc.	7,384,010	7,364,717
ACEN Corp.	35,724,698	4,757,514
Ayala Corp.	979,606	12,207,369
Ayala Land Inc.	28,771,700	14,605,444
Bank of the Philippine Islands	6,770,964	11,432,019
BDO Unibank Inc.	7,878,931	18,016,331
Converge Information and Communications Technology Solutions Inc.(a)	8,992,000	2,772,704
Globe Telecom Inc.	110,870	4,136,729
GT Capital Holdings Inc.	365,862	3,133,567
International Container Terminal Services Inc.	4,217,720	13,583,850
JG Summit Holdings Inc.	12,059,543	10,966,417
Jollibee Foods Corp.	1,813,569	7,729,942
Manila Electric Co.	898,910	4,814,250
Metro Pacific Investments Corp.	46,932,500	3,114,188
Metropolitan Bank & Trust Co.	7,164,105	6,695,784
Monde Nissin Corp.(a)(b)	24,438,100	7,172,199
PLDT Inc.	347,198	10,349,168
SM Investments Corp.	951,142	14,039,755
SM Prime Holdings Inc.	43,887,325	29,502,034
Universal Robina Corp.	3,556,120	7,718,445

		194,112,426

Poland — 0.5%
Allegro.eu SA (a)(b)(c)	1,467,410	7,696,835
Bank Polska Kasa Opieki SA	723,773	10,012,754
CD Projekt SA(c)	256,051	4,566,169
Cyfrowy Polsat SA	928,748	3,830,416

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland (continued)
Dino Polska SA(a)(b)	203,197	$14,823,941
KGHM Polska Miedz SA	567,076	10,626,656
LPP SA	4,487	8,079,393
mBank SA(a)(c)	61,238	2,813,342
Orange Polska SA(c)	2,650,073	3,377,123
PGE Polska Grupa Energetyczna SA(a)	3,556,251	5,420,995
Polski Koncern Naftowy ORLEN SA	1,624,713	21,043,635
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	6,967,340	8,276,702
Powszechna Kasa Oszczednosci Bank Polski SA	3,426,666	17,094,067
Powszechny Zaklad Ubezpieczen SA	2,345,160	14,037,723
Santander Bank Polska SA	143,398	6,515,943

		138,215,694

Qatar — 1.1%
Barwa Real Estate Co.	7,465,281	7,458,825
Commercial Bank PSQC (The)	11,647,451	23,142,495
Industries Qatar QSC	6,057,614	29,808,415
Masraf Al Rayan QSC	21,761,656	26,690,987
Mesaieed Petrochemical Holding Co.	18,901,209	13,332,740
Ooredoo QPSC	3,042,268	7,504,732
Qatar Electricity & Water Co. QSC	1,854,894	9,524,294
Qatar Fuel QSC	1,874,491	9,680,936
Qatar Gas Transport Co. Ltd.	10,496,939	11,387,997
Qatar International Islamic Bank QSC	2,936,123	9,486,746
Qatar Islamic Bank SAQ	6,520,139	45,294,005
Qatar National Bank QPSC	18,211,329	101,959,214

		295,271,386

Romania — 0.0%
NEPI Rockcastle SA	1,788,798	9,531,687

Russia — 0.0%
Alrosa PJSC(d)	9,805,890	1,608
Gazprom PJSC(a)(d)	43,696,315	7,163
Inter RAO UES PJSC(d)	121,651,300	19,943
LUKOIL PJSC(d)	1,533,792	251
Magnit PJSC(d)	246,156	40
Magnit PJSC, GDR(d)	2	—
MMC Norilsk Nickel PJSC(d)	233,757	38
Mobile TeleSystems PJSC(d)	3,162,662	518
Moscow Exchange MICEX-RTS PJSC(a)(d)	5,279,850	866
Novatek PJSC(d)	3,371,230	553
Novolipetsk Steel PJSC(d)	5,629,360	923
Ozon Holdings PLC, ADR(a)(d)	197,078	32
PhosAgro PJSC(d)	174,249	29
PhosAgro PJSC, GDR(d)	2	—
PhosAgro PJSC, New(d)	3,367	34
Polymetal International PLC(d)	1,312,267	215
Polyus PJSC(d)	126,490	21
Rosneft Oil Co. PJSC(d)	4,281,715	702
Sberbank of Russia PJSC(a)(d)	39,606,181	6,493
Severstal PAO(d)	805,849	132
Surgutneftegas PJSC(d)	26,192,370	4,294
Tatneft PJSC(d)	5,175,395	848
TCS Group Holding PLC, GDR(a)(d)	445,207	73
United Co. RUSAL International PJSC(a)(d)	11,428,270	1,873
VK Co. Ltd.(a)(d)	404,870	66
VTB Bank PJSC(d)	11,783,971,998	1,932
X5 Retail Group NV, GDR(d)	424,766	70
Yandex NV(a)(d)	1,127,576	185

		48,902

Security	Shares	Value

Saudi Arabia — 4.7%
ACWA Power Co.	328,232	$15,253,818
Advanced Petrochemical Co.	528,177	7,007,099
Al Rajhi Bank	7,821,135	187,236,293
Alinma Bank	3,969,558	39,992,350
Almarai Co. JSC	946,038	13,314,688
AngloGold Ashanti Ltd.	1,672,359	22,333,790
Arab National Bank	2,406,937	19,187,226
Bank AlBilad(a)	1,961,257	26,351,402
Bank Al-Jazira	1,663,498	10,386,978
Banque Saudi Fransi	2,373,133	31,317,132
Bupa Arabia for Cooperative Insurance Co.	246,451	10,778,543
Dar Al Arkan Real Estate Development Co.(a)	2,173,342	8,148,470
Dr Sulaiman Al Habib Medical Services Group Co.	349,152	18,551,257
Elm Co.	99,397	9,072,328
Emaar Economic City(a)	1,602,140	4,293,091
Etihad Etisalat Co.	1,514,143	14,727,350
Jarir Marketing Co.	222,898	10,177,009
Mobile Telecommunications Co.(a)	1,690,336	5,193,898
Mouwasat Medical Services Co.	200,642	12,859,183
National Industrialization Co.(a)	1,368,161	5,771,295
Rabigh Refining & Petrochemical Co.(a)	1,781,422	8,194,001
Reinet Investments SCA	558,972	9,174,271
Riyad Bank	5,414,736	50,991,288
SABIC Agri-Nutrients Co.	862,217	39,803,282
Sahara International Petrochemical Co.	1,466,717	18,525,691
Saudi Arabian Mining Co.(a)	3,477,659	68,620,601
Saudi Arabian Oil Co.(b)	9,534,856	94,976,543
Saudi Basic Industries Corp.	3,554,501	94,426,154
Saudi British Bank (The)	3,666,116	38,889,867
Saudi Electricity Co.	3,299,705	22,087,773
Saudi Industrial Investment Group	1,493,126	10,126,692
Saudi Investment Bank (The)	1,968,865	10,468,213
Saudi Kayan Petrochemical Co.(a)	2,974,651	11,567,698
Saudi National Bank (The)	8,726,941	161,831,189
Saudi Research & Media Group(a)	146,994	8,239,629
Saudi Tadawul Group Holding Co.	144,140	8,707,633
Saudi Telecom Co.	5,879,002	65,271,674
Savola Group (The)	982,876	8,514,162
Yanbu National Petrochemical Co.	985,080	13,090,060

		1,215,459,621

South Africa — 3.2%
Absa Group Ltd.	3,226,579	33,418,179
African Rainbow Minerals Ltd.	500,600	6,905,452
Anglo American Platinum Ltd.	214,806	14,995,510
Aspen Pharmacare Holdings Ltd.	1,525,541	13,091,878
Bid Corp. Ltd.(c)	1,337,410	25,379,851
Bidvest Group Ltd. (The)	1,136,340	14,260,018
Capitec Bank Holdings Ltd.	347,240	41,288,694
Clicks Group Ltd.	982,326	17,091,311
Discovery Ltd.(a)	1,989,961	14,257,954
Exxaro Resources Ltd.	1,016,543	12,951,001
FirstRand Ltd.	20,021,800	74,783,603
Foschini Group Ltd. (The)	1,318,304	9,786,793
Gold Fields Ltd.	3,575,423	28,876,374
Growthpoint Properties Ltd.	13,343,722	9,924,777
Harmony Gold Mining Co. Ltd.	2,261,737	5,759,741
Impala Platinum Holdings Ltd.	3,409,292	35,723,745
Kumba Iron Ore Ltd.	261,036	5,779,155
Mr. Price Group Ltd.	1,031,577	11,174,872
MTN Group Ltd.	6,754,605	48,890,125

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
MultiChoice Group	1,475,107	$9,956,192
Naspers Ltd., Class N	867,384	122,306,726
Nedbank Group Ltd.	1,824,364	21,533,819
Northam Platinum Holdings Ltd.(a)	1,372,824	12,919,754
Old Mutual Ltd.	18,714,876	11,087,109
Pepkor Holdings Ltd.(b)	6,682,131	7,845,152
Remgro Ltd.	2,066,049	15,320,654
Sanlam Ltd.	7,043,096	21,895,894
Sasol Ltd.(a)	2,267,852	43,616,797
Shoprite Holdings Ltd.	2,019,712	27,387,335
Sibanye Stillwater Ltd.	11,249,767	25,132,216
SPAR Group Ltd. (The)	725,291	6,630,143
Standard Bank Group Ltd.	5,324,283	47,511,638
Vodacom Group Ltd.	2,501,057	18,409,422
Woolworths Holdings Ltd.	4,005,488	13,095,371

		828,987,255

South Korea — 10.9%
Alteogen Inc.(a)(c)	117,279	5,529,482
Amorepacific Corp.(c)	115,475	10,524,509
AMOREPACIFIC Group	115,348	2,985,924
BGF retail Co. Ltd.	32,436	3,885,141
Celltrion Healthcare Co. Ltd.	342,548	18,331,165
Celltrion Inc.	393,286	55,357,940
Celltrion Pharm Inc.(a)(c)	68,184	3,965,942
Cheil Worldwide Inc.	290,354	4,733,787
CJ CheilJedang Corp.	33,321	10,107,517
CJ Corp.	57,313	3,334,613
CJ ENM Co. Ltd.	42,252	3,079,612
CJ Logistics Corp.(a)(c)	33,141	2,921,114
Coway Co. Ltd.	226,479	10,745,164
DB Insurance Co. Ltd.	184,746	8,227,437
Doosan Bobcat Inc.	214,859	5,524,095
Doosan Enerbility Co. Ltd.(a)	1,638,207	24,620,035
Ecopro BM Co. Ltd.(c)	196,526	16,261,110
E-MART Inc.	80,698	5,858,526
F&F Co. Ltd./New	71,577	7,552,416
Green Cross Corp.	23,639	2,885,724
GS Engineering & Construction Corp.	257,106	5,751,036
GS Holdings Corp.	201,499	6,917,866
Hana Financial Group Inc.	1,176,725	34,297,592
Hankook Tire & Technology Co. Ltd.	288,441	8,131,674
Hanmi Pharm Co. Ltd.(c)	28,558	6,544,358
Hanon Systems(c)	732,251	5,599,667
Hanwha Solutions Corp.(a)(c)	459,210	17,905,459
HD Hyundai Co. Ltd.	197,560	9,276,097
HLB Inc.(a)(c)	388,751	14,193,046
HMM Co. Ltd.(c)	1,072,126	17,668,748
Hotel Shilla Co. Ltd.(c)	131,161	7,184,885
HYBE Co. Ltd.(a)(c)	72,015	9,650,406
Hyundai Engineering & Construction Co. Ltd.(c)	314,774	11,255,638
Hyundai Glovis Co. Ltd.	73,574	9,640,179
Hyundai Heavy Industries Co. Ltd.(a)(c)	71,407	7,598,476
Hyundai Mobis Co. Ltd.	242,824	38,723,931
Hyundai Motor Co.	555,452	80,697,302
Hyundai Steel Co.	362,290	8,834,339
Iljin Materials Co. Ltd.(c)	94,960	5,203,802
Industrial Bank of Korea	1,004,346	7,151,274
Kakao Corp.	1,242,391	67,466,369
Kakao Games Corp.(a)(c)	143,227	5,586,508
KakaoBank Corp.(a)(c)	479,264	9,704,463

Security	Shares	Value

South Korea (continued)
Kangwon Land Inc.(a)	386,119	$7,612,928
KB Financial Group Inc.(c)	1,565,200	57,456,832
Kia Corp.	1,045,603	62,671,172
Korea Aerospace Industries Ltd.(c)	301,374	13,675,081
Korea Electric Power Corp.(a)	1,019,311	15,893,988
Korea Investment Holdings Co. Ltd.	162,693	6,859,958
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	170,253	12,287,318
Korea Zinc Co. Ltd.	36,485	18,250,769
Korean Air Lines Co. Ltd.(a)	690,473	13,723,208
Krafton Inc.(a)	98,164	17,932,110
KT&G Corp.	421,059	26,155,108
Kumho Petrochemical Co. Ltd.(c)	73,469	7,086,598
L&F Co. Ltd.(a)(c)	93,970	15,937,567
LG Chem Ltd.	197,117	92,269,734
LG Corp.	374,755	22,867,919
LG Display Co. Ltd.(c)	921,677	10,651,793
LG Electronics Inc.	424,306	31,750,822
LG Energy Solution(a)(c)	91,617	31,398,717
LG H&H Co. Ltd.(c)	37,363	19,785,242
LG Innotek Co. Ltd.	57,707	14,689,775
LG Uplus Corp.	831,654	7,122,273
Lotte Chemical Corp.	68,429	8,885,129
Lotte Shopping Co. Ltd.	47,611	3,494,732
Meritz Financial Group Inc.(c)	138,832	3,182,063
Meritz Fire & Marine Insurance Co. Ltd.(c)	148,871	4,250,335
Meritz Securities Co. Ltd.(c)	1,162,248	4,188,791
Mirae Asset Securities Co. Ltd.	1,062,591	5,182,084
NAVER Corp.	522,001	92,627,295
NCSoft Corp.	65,382	18,373,142
Netmarble Corp.(b)(c)	81,008	3,819,246
NH Investment & Securities Co. Ltd.	538,901	3,989,392
Orion Corp./Republic of Korea	96,215	7,048,185
Pan Ocean Co. Ltd.	1,078,252	4,125,783
Pearl Abyss Corp.(a)(c)	120,416	5,063,632
POSCO Chemical Co. Ltd.(c)	110,916	13,788,394
POSCO Holdings Inc.	313,441	59,292,123
S-1 Corp.(c)	71,151	3,089,368
Samsung Biologics Co. Ltd.(a)(b)(c)	70,813	44,042,786
Samsung C&T Corp.	331,038	29,640,099
Samsung Electro-Mechanics Co. Ltd.	222,724	23,060,079
Samsung Electronics Co. Ltd.	19,014,523	842,357,498
Samsung Engineering Co. Ltd.(a)(c)	634,522	11,032,464
Samsung Fire & Marine Insurance Co. Ltd.	119,860	17,419,743
Samsung Heavy Industries Co. Ltd.(a)	2,501,131	11,097,120
Samsung Life Insurance Co. Ltd.(c)	303,757	14,019,613
Samsung SDI Co. Ltd.	219,655	97,109,811
Samsung SDS Co. Ltd.	132,905	12,684,260
Samsung Securities Co. Ltd.	244,492	6,155,120
SD Biosensor Inc.(c)	151,053	3,949,217
Seegene Inc.(c)	149,659	3,506,201
Shinhan Financial Group Co. Ltd.	1,816,065	49,203,499
SK Biopharmaceuticals Co. Ltd.(a)(c)	124,529	6,620,843
SK Bioscience Co. Ltd.(a)(c)	92,771	7,766,673
SK Chemicals Co. Ltd.(c)	49,921	3,618,913
SK Hynix Inc.	2,171,903	152,701,999
SK IE Technology Co. Ltd.(a)(b)(c)	100,523	6,183,397
SK Inc.	146,857	25,401,694
SK Innovation Co. Ltd.(a)	221,178	31,136,397
SK Square Co. Ltd.(a)	395,366	11,880,340

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
SKC Co. Ltd.(c)	87,840	$7,893,306
S-Oil Corp.	181,676	13,780,116
Woori Financial Group Inc.	2,069,177	18,717,616
Yuhan Corp.(c)	213,661	9,035,919

		2,807,907,697

Taiwan — 14.4%
Accton Technology Corp.	2,026,000	18,656,627
Acer Inc.(c)	11,600,121	8,331,458
Advantech Co. Ltd.(c)	1,685,455	17,980,443
Airtac International Group(a)(c)	567,526	15,217,601
ASE Technology Holding Co. Ltd.(c)	13,169,110	36,636,596
Asia Cement Corp.	9,340,077	13,222,082
ASMedia Technology Inc.	112,000	3,380,614
Asustek Computer Inc.(c)	2,764,968	23,007,405
AUO Corp.(c)	32,637,000	17,820,760
Catcher Technology Co. Ltd.(a)(c)	2,632,210	15,955,903
Cathay Financial Holding Co. Ltd.(c)	31,044,710	45,164,659
Chailease Holding Co. Ltd.(c)	5,511,433	35,387,303
Chang Hwa Commercial Bank Ltd.	19,194,412	11,086,896
Cheng Shin Rubber Industry Co. Ltd.	7,013,128	8,124,322
China Airlines Ltd.(c)	11,161,000	8,256,073
China Development Financial Holding Corp.(c)	62,011,588	27,092,431
China Steel Corp.(c)	47,411,313	44,901,648
Chunghwa Telecom Co. Ltd.	14,890,410	59,086,463
Compal Electronics Inc.(c)	16,317,908	12,149,749
CTBC Financial Holding Co. Ltd.	69,445,772	53,192,406
Delta Electronics Inc.(c)	7,792,000	66,712,353
E Ink Holdings Inc.	3,488,000	27,122,117
E.Sun Financial Holding Co. Ltd.(c)	51,232,510	47,206,083
Eclat Textile Co. Ltd.(c)	766,427	11,100,497
eMemory Technology Inc.	263,000	11,762,478
Eva Airways Corp.(c)	10,293,000	11,264,343
Evergreen Marine Corp. Taiwan Ltd.	10,132,810	29,037,749
Far Eastern New Century Corp.	12,284,038	13,163,078
Far EasTone Telecommunications Co. Ltd.(c)	6,466,000	15,858,223
Feng TAY Enterprise Co. Ltd.	1,745,137	9,790,840
First Financial Holding Co. Ltd.	42,548,679	36,914,321
Formosa Chemicals & Fibre Corp.	13,936,090	31,308,788
Formosa Petrochemical Corp.(c)	4,487,000	12,299,373
Formosa Plastics Corp.(c)	16,483,280	49,146,451
Fubon Financial Holding Co. Ltd.(c)	28,032,974	52,563,183
Giant Manufacturing Co. Ltd.	1,191,203	9,304,975
Globalwafers Co. Ltd.	874,000	13,827,441
Hon Hai Precision Industry Co. Ltd.	49,499,873	176,258,102
Hotai Motor Co. Ltd.(c)	1,226,000	24,566,235
Hua Nan Financial Holdings Co. Ltd.	36,381,407	27,613,957
Innolux Corp.	39,933,002	15,729,310
Inventec Corp.(c)	9,891,281	7,488,387
Largan Precision Co. Ltd.	403,000	25,634,895
Lite-On Technology Corp.(c)	8,030,246	17,281,323
MediaTek Inc.(c)	6,042,338	130,736,399
Mega Financial Holding Co. Ltd.	44,505,666	52,201,851
Micro-Star International Co. Ltd.(c)	2,698,000	10,100,302
momo.com Inc(c)	270,600	6,416,592
Nan Ya Plastics Corp.(c)	19,027,160	42,738,731
Nan Ya Printed Circuit Board Corp.(c)	921,000	8,035,012
Nanya Technology Corp.(c)	4,792,000	8,322,697
Nien Made Enterprise Co. Ltd.	715,000	6,602,832
Novatek Microelectronics Corp.(c)	2,297,000	19,651,531
Parade Technologies Ltd.	308,000	8,622,040

Security	Shares	Value

Taiwan (continued)
Pegatron Corp.(c)	7,697,414	$16,009,266
Pou Chen Corp.	8,669,220	8,212,280
Powerchip Semiconductor Manufacturing Corp.	11,255,000	12,620,694
President Chain Store Corp.	2,253,000	19,798,384
Quanta Computer Inc.(c)	10,582,000	27,432,867
Realtek Semiconductor Corp.(c)	1,824,637	20,502,886
Ruentex Development Co. Ltd.(c)	4,779,161	9,854,874
Shanghai Commercial & Savings Bank Ltd. (The)(c)	14,613,318	23,786,199
Shin Kong Financial Holding Co. Ltd.	49,911,149	14,338,539
Silergy Corp.(c)	1,288,000	22,080,811
SinoPac Financial Holdings Co. Ltd.	42,883,212	24,311,016
Synnex Technology International Corp.	5,505,834	10,035,937
Taishin Financial Holding Co. Ltd.	43,515,009	21,597,662
Taiwan Cement Corp.(c)	24,451,751	31,476,442
Taiwan Cooperative Financial Holding Co. Ltd.(c)	40,225,716	36,327,446
Taiwan High Speed Rail Corp.(c)	7,597,000	7,263,239
Taiwan Mobile Co. Ltd.	6,821,600	22,297,358
Taiwan Semiconductor Manufacturing Co. Ltd.	98,111,000	1,606,055,619
Unimicron Technology Corp.(c)	5,035,000	24,670,117
Uni-President Enterprises Corp.(c)	18,996,839	41,053,341
United Microelectronics Corp.(c)	47,189,000	62,783,387
Vanguard International Semiconductor Corp.(c)	3,594,000	8,688,581
Voltronic Power Technology Corp.	268,000	15,122,868
Walsin Lihwa Corp.(c)	10,378,406	13,403,019
Wan Hai Lines Ltd.(c)	2,813,090	7,928,389
Win Semiconductors Corp.(c)	1,321,000	7,672,812
Winbond Electronics Corp.(c)	11,961,000	8,617,947
Wiwynn Corp.(c)	349,000	8,736,694
WPG Holdings Ltd.(c)	6,458,449	10,861,359
Yageo Corp.(c)	1,744,861	18,661,664
Yang Ming Marine Transport Corp.(c)	6,978,000	17,876,048
Yuanta Financial Holding Co. Ltd.(c)	38,971,059	25,868,800
Zhen Ding Technology Holding Ltd.(c)	2,612,075	9,693,883

		3,726,674,356

Thailand — 2.0%
Advanced Info Service PCL, NVDR	4,745,000	24,963,983
Airports of Thailand PCL, NVDR(a)	16,672,200	33,223,567
Asset World Corp. PCL, NVDR	33,969,000	5,202,726
B Grimm Power PCL, NVDR	3,685,900	3,733,779
Bangkok Commercial Asset Management PCL, NVDR(c)	7,490,400	3,775,205
Bangkok Dusit Medical Services PCL, NVDR	40,995,000	32,855,459
Bangkok Expressway & Metro PCL, NVDR	29,974,100	7,187,114
Berli Jucker PCL, NVDR	4,964,000	4,561,776
BTS Group Holdings PCL, NVDR	29,302,800	6,745,294
Bumrungrad Hospital PCL, NVDR	2,248,400	13,313,344
Carabao Group PCL, NVDR	1,314,900	3,638,018
Central Pattana PCL, NVDR	8,111,300	15,382,352
Central Retail Corp. PCL, NVDR	7,507,534	8,321,792
Charoen Pokphand Foods PCL, NVDR	14,781,600	10,531,967
CP ALL PCL, NVDR	23,012,600	38,788,993
Delta Electronics Thailand PCL, NVDR	1,256,500	18,004,526
Electricity Generating PCL, NVDR	1,072,700	5,378,595
Energy Absolute PCL, NVDR(c)	6,830,700	15,947,593
Global Power Synergy PCL, NVDR(c)	2,864,000	5,331,224
Gulf Energy Development PCL, NVDR	11,987,900	16,822,053
Home Product Center PCL, NVDR	23,772,514	9,056,043
Indorama Ventures PCL, NVDR	7,137,180	8,452,637
Intouch Holdings PCL, NVDR	4,572,625	9,108,360

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
JMT Network Services PCL, NVDR	2,713,800	$5,797,916
Kasikornbank PCL, NVDR	2,084,600	8,775,759
Krung Thai Bank PCL, NVDR	13,846,200	6,402,088
Krungthai Card PCL, NVDR(c)	3,772,800	6,220,706
Land & Houses PCL, NVDR	31,983,500	7,802,724
Minor International PCL, NVDR(a)	12,602,420	11,285,435
Muangthai Capital PCL, NVDR(c)	3,120,900	3,630,830
Osotspa PCL, NVDR	5,960,300	5,103,213
PTT Exploration & Production PCL, NVDR	5,556,639	25,699,627
PTT Global Chemical PCL, NVDR	8,786,130	11,423,971
PTT Oil & Retail Business PCL, NVDR	12,040,900	8,988,948
PTT Public Company Ltd., NVDR	39,255,100	40,331,567
Ratch Group PCL, NVDR	3,782,000	4,562,187
SCB X PCL, NVS(c)	3,335,200	10,081,828
SCG Packaging PCL, NVDR	5,346,600	8,305,237
Siam Cement PCL (The), NVDR	3,060,900	30,027,339
Srisawad Corp. PCL, NVDR(c)	2,921,000	3,895,463
Thai Oil PCL, NVDR(c)	4,759,600	7,918,972
Thai Union Group PCL, NVDR(c)	11,659,600	5,590,938
True Corp. PCL, NVDR(c)	48,633,001	6,078,546

		518,249,694

Turkey — 0.3%
Akbank TAS	12,272,482	7,906,523
Aselsan Elektronik Sanayi Ve Ticaret AS	2,531,502	3,621,391
BIM Birlesik Magazalar AS	1,748,489	10,489,963
Enka Insaat ve Sanayi AS	2	1
Eregli Demir ve Celik Fabrikalari TAS(c)	5,730,581	9,055,259
Ford Otomotiv Sanayi AS	280,293	5,092,941
Haci Omer Sabanci Holding AS	3,976,987	5,565,934
KOC Holding AS	2,899,164	7,233,126
Turk Hava Yollari AO(a)	2,242,872	8,995,384
Turkcell Iletisim Hizmetleri AS	4,607,242	5,444,381
Turkiye Is Bankasi AS, Class C(c)	14,199,227	6,150,730
Turkiye Petrol Rafinerileri AS(a)	525,344	10,357,594
Turkiye Sise ve Cam Fabrikalari AS(c)	5,776,150	7,868,017

		87,781,244

United Arab Emirates — 1.3%
Abu Dhabi Commercial Bank PJSC	11,188,696	27,601,433
Abu Dhabi Islamic Bank PJSC	6,062,912	14,584,530
Abu Dhabi National Oil Co. for Distribution PJSC	12,352,939	14,925,993
Aldar Properties PJSC	15,388,576	20,153,224
Dubai Islamic Bank PJSC	11,474,482	18,249,693
Emaar Properties PJSC	16,000,233	27,191,797
Emirates NBD Bank PJSC	7,508,578	27,238,779
Emirates Telecommunications Group Co. PJSC	13,858,636	97,041,768
First Abu Dhabi Bank PJSC	17,590,925	91,357,617

		338,344,834

Total Common Stocks — 97.3% (Cost: $24,873,954,611)		25,160,780,854

Preferred Stocks

Brazil — 1.4%
Banco Bradesco SA, Preference Shares, NVS	21,186,468	77,213,485
Braskem SA, Class A, Preference Shares, NVS	767,510	4,492,288
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	1,077,207	9,918,156
Cia. Energetica de Minas Gerais, Preference Shares, NVS	5,698,424	13,253,678

Security	Shares	Value

Brazil (continued)
Gerdau SA, Preference Shares, NVS	4,638,617	$20,792,816
Itau Unibanco Holding SA, Preference Shares, NVS	19,172,732	95,119,217
Itausa SA, Preference Shares, NVS	18,219,560	32,044,628
Petroleo Brasileiro SA, Preference Shares, NVS	18,859,408	120,463,272

		373,297,540

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	576,643	57,649,502

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	1,806,285	12,471,482

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	25,014,400	4,101

South Korea — 0.6%
Hyundai Motor Co.
Preference Shares, NVS	88,584	6,011,221
Series 2, Preference Shares, NVS	137,724	9,554,671
LG Chem Ltd., Preference Shares, NVS	31,535	7,046,084
LG H&H Co. Ltd., Preference Shares, NVS	7,694	2,096,955
Samsung Electronics Co. Ltd., Preference Shares, NVS	3,262,331	131,968,325

		156,677,256

Total Preferred Stocks — 2.3% (Cost: $418,890,938)		600,099,881

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(a)	274,733	—

Thailand — 0.0%
Thai Oil PCL (Expires 09/14/22)(a)	404,449	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $25,292,845,549)		25,760,880,735

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	794,752,519	794,990,945

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	64,750,000	64,750,000

Total Short-Term Securities — 3.3% (Cost: $859,346,790)		859,740,945

Total Investments in Securities — 102.9% (Cost: $26,152,192,339)		26,620,621,680

Liabilities in Excess of Other Assets — (2.9)%		(750,240,322)

Net Assets — 100.0%		$25,870,381,358

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institu-tional, SL Agency Shares	$930,601,386	$—		$(135,461,124	)(a)	$(241,307)	$91,990	$794,990,945	794,752,519	$13,507,638	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,200,000	39,550,000	(a)	—		—	—	64,750,000	64,750,000	196,602		—

						$(241,307)	$91,990	$859,740,945		$13,704,240		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	2,111	09/16/22	$103,640	$(2,503,829)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,503,829	$—	$—	$—	$2,503,829

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(32,508,753)	$—	$—	$—	$(32,508,753)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,503,829)	$—	$—	$—	$(2,503,829)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$114,972,424

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,969,616,678	$22,184,693,682	$6,470,494	$25,160,780,854
Preferred Stocks	443,418,524	156,677,256	4,101	600,099,881
Rights	—	—	—	—
Money Market Funds	859,740,945	—	—	859,740,945

	$4,272,776,147	$22,341,370,938	$6,474,595	$26,620,621,680

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(2,503,829)	$—	$—	$(2,503,829)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$25,760,880,735
Investments, at value — affiliated(c)	154,724,856	859,740,945
Cash	6,039	3,766,641
Foreign currency, at value(d)	—	84,710,132
Cash pledged for futures contracts	—	8,231,000
Receivables:
Investments sold	—	52,192,691
Securities lending income — affiliated	—	1,054,596
Variation margin on futures contracts	—	899,854
Dividends — unaffiliated	—	64,294,574
Dividends — affiliated	562	83,469
Tax reclaims	—	190,263
Unrealized appreciation on forward foreign currency exchange contracts	1,488,898	—

Total assets	156,220,355	26,836,044,900

LIABILITIES
Cash received as collateral for OTC derivatives	880,000	—
Collateral on securities loaned, at value	—	794,398,989
Payables:
Investments purchased	923,506	151,740,063
Bank borrowings	—	3,757,743
Investment advisory fees	—	15,379,618
Foreign taxes	—	387,129
Unrealized depreciation on forward foreign currency exchange contracts	423,805	—

Total liabilities	2,227,311	965,663,542

NET ASSETS	$153,993,044	$25,870,381,358

NET ASSETS CONSIST OF
Paid-in capital	$178,953,567	$37,124,757,352
Accumulated loss	(24,960,523)	(11,254,375,994)

NET ASSETS	$153,993,044	$25,870,381,358

NET ASSET VALUE
Shares outstanding	6,110,000	652,050,000

Net asset value	$25.20	$39.68

Shares authorized	250 million	4 billion

Par value	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$—	$25,292,845,549
(b) Securities loaned, at value	$—	$708,493,611
(c) Investments, at cost — affiliated	$180,435,475	$859,346,790
(d) Foreign currency, at cost	$—	$84,927,795

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Operations

Year Ended August 31, 2022

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

INVESTMENT INCOME
Dividends — unaffiliated	$—	$947,452,077
Dividends — affiliated	4,332,903	256,934
Securities lending income — affiliated — net(a)	—	13,447,306
Other income — unaffiliated	—	272,221
Foreign taxes withheld	—	(96,718,589)
Foreign withholding tax claims	—	2,319,352
Other foreign taxes	—	(777,834)

Total investment income	4,332,903	866,251,467

EXPENSES
Investment advisory fees	1,421,002	194,187,377
Commitment fees	1,997	43,057
Professional fees	217	245,053
Mauritius income taxes	—	295
Interest expense	464	555,434

Total expenses	1,423,680	195,031,216

Less:
Investment advisory fees waived	(1,423,680)	—

Total expenses after fees waived	—	195,031,216

Net investment income	4,332,903	671,220,251

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	—	813,504,430
Investments — affiliated	(1,561,637)	(241,307)
In-kind redemptions — unaffiliated(c)	—	12,864,557
In-kind redemptions — affiliated(c)	4,897,000	—
Futures contracts	—	(32,508,753)
Forward foreign currency exchange contracts	9,573,652	—
Foreign currency transactions	—	(21,008,721)

	12,909,015	772,610,206

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	—	(8,767,149,471)
Investments — affiliated	(54,556,208)	91,990
Futures contracts	—	(2,503,829)
Forward foreign currency exchange contracts	1,826,063	—
Foreign currency translations	—	(2,242,583)

	(52,730,145)	(8,771,803,893)

Net realized and unrealized loss	(39,821,130)	(7,999,193,687)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,488,227)	$(7,327,973,436)

(a) Net of securities lending income tax paid of	$—	$1,386,408
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(134,079,740)
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction in deferred foreign capital gain tax of	$—	$109,498,234

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF (Consolidated)

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,332,903	$2,863,955	$671,220,251	$422,538,344
Net realized gain (loss)	12,909,015	1,206,589	772,610,206	(540,784,216)
Net change in unrealized appreciation (depreciation)	(52,730,145)	22,470,366	(8,771,803,893)	4,851,060,910

Net increase (decrease) in net assets resulting from operations	(35,488,227)	26,540,910	(7,327,973,436)	4,732,815,038

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,334,101)	(2,865,230)	(668,521,066)	(421,960,887)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,364,272)	(4,122,036)	2,883,573,948	2,647,877,164

NET ASSETS
Total increase (decrease) in net assets	(49,186,600)	19,553,644	(5,112,920,554)	6,958,731,315
Beginning of year	203,179,644	183,626,000	30,983,301,912	24,024,570,597

End of year	$153,993,044	$203,179,644	$25,870,381,358	$30,983,301,912

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF

	Year Ended 08/31/22	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$31.31	$27.41		$24.38		$25.70	$25.57

Net investment income(a)	0.67	0.44		0.71		0.55	0.60
Net realized and unrealized gain (loss)(b)	(6.12)	3.92		3.03		(1.27)	0.12

Net increase (decrease) from investment operations	(5.45)	4.36		3.74		(0.72)	0.72

Distributions from net investment income(c)	(0.66)	(0.46)		(0.71)		(0.60)	(0.59)

Net asset value, end of year	$25.20	$31.31		$27.41		$24.38	$25.70

Total Return(d)
Based on net asset value	(17.62)%	15.96%		15.49%		(2.72)%	2.77%

Ratios to Average Net Assets(e)
Total expenses	0.78%	0.78%		0.78%		0.78%	0.78%

Total expenses after fees waived	0.00%	0.00	%(f)	0.00	%(f)	0.00%	0.00%

Net investment income	2.38%	1.41%		2.84%		2.22%	2.25%

Supplemental Data
Net assets, end of year (000)	$153,993	$203,180		$183,626		$180,376	$344,328

Portfolio turnover rate(g)	4%	6%		9%		7%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)

	Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$52.56		$44.56	$40.22	$43.24	$44.76

Net investment income(a)	1.09	(b)	0.75	0.98	0.90	0.83	(b)
Net realized and unrealized gain (loss)(c)	(12.88)		8.01	4.52	(3.02)	(1.36)

Net increase (decrease) from investment operations	(11.79)		8.76	5.50	(2.12)	(0.53)

Distributions from net investment income(d)	(1.09)		(0.76)	(1.16)	(0.90)	(0.99)

Net asset value, end of year	$39.68		$52.56	$44.56	$40.22	$43.24

Total Return(e)
Based on net asset value	(22.73	)%(b)	19.72%	13.82%	(4.87)%	(1.28	)%(b)

Ratios to Average Net Assets(f)
Total expenses	0.69%		0.69%	0.70%	0.68%	0.67%

Total expenses excluding professional fees for foreign withholding tax claims	0.69%		0.68%	0.70%	0.68%	0.67%

Net investment income	2.38	%(b)	1.45%	2.38%	2.16%	1.78	%(b)

Supplemental Data
Net assets, end of year (000)	$25,870,381		$30,983,302	$24,024,571	$24,631,575	$31,149,012

Portfolio turnover rate(g)	21%		9%	19%	15%	16%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2022 and August 31, 2018:

• Net investment income per share by $ — and $0.02, respectively.

• Total return by 0.01% and 0.07%, respectively.

• Ratio of net investment income to average net assets by 0.01% and 0.04%, respectively.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI Emerging Markets	Diversified
MSCI Emerging Markets	Diversified

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Effective September 23, 2021, MSCI Emerging Markets transferred all of the assets of MSCI Emerging Markets’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets through on-exchange transactions in India. MSCI Emerging Markets recognized a net realized gain of $1,882,431,068 as a result of this transaction. After the transfer, MSCI Emerging Markets began making new investments in India directly. On October 29, 2021, MSCI Emerging Markets’s Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The iShares MSCI Emerging Markets ETF has conducted investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

MSCI Emerging Markets
Barclays Bank PLC	$864,080	$(864,080)	$—	$—
Barclays Capital, Inc.	1,811,252	(1,811,252)	—	—
BNP Paribas SA	29,258,069	(29,258,069)	—	—
BofA Securities, Inc.	47,385,216	(47,385,216)	—	—
Citigroup Global Markets Ltd.	11,621,278	(11,621,278)	—	—
Citigroup Global Markets, Inc.	64,495,433	(64,495,433)	—	—
Credit Suisse Securities (USA) LLC	6,623,863	(6,623,863)	—	—
Goldman Sachs & Co. LLC	40,630,757	(40,630,757)	—	—
Goldman Sachs International	112,725,609	(112,725,609)	—	—
HSBC Bank PLC	1,828,854	(1,828,854)	—	—
J.P. Morgan Securities LLC	40,696,231	(40,696,231)	—	—
J.P. Morgan Securities PLC	41,347,823	(41,347,823)	—	—
Macquarie Bank Ltd.	7,581,846	(7,581,846)	—	—
Morgan Stanley	275,471,407	(275,471,407)	—	—
RBC Capital Markets LLC	14,385	(14,385)	—	—
Scotia Capital (USA), Inc.	7,716	(7,716)	—	—
SG Americas Securities LLC	2,499,937	(2,499,937)	—	—
State Street Bank & Trust Co.	450,779	(450,779)	—	—
Toronto-Dominion Bank	7,768,882	(7,768,882)	—	—
UBS AG	10,059,518	(10,059,518)	—	—
UBS Europe SE	3,422,121	(3,422,121)	—	—
UBS Securities LLC	1,675,610	(1,675,610)	—	—
Wells Fargo Bank N.A.	252,945	(247,688)	—	5,257	(b)

	$708,493,611	$(708,488,354)	$—	$5,257

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Currency Hedged MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.78%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

Currency Hedged MSCI Emerging Markets	$1,423,680

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Emerging Markets	$3,579,205

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Emerging Markets	$77,675,727	$113,592,610	$(147,982,936)

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$18,948,654	$7,547,366
MSCI Emerging Markets	8,200,600,256	5,859,374,813

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$61,196,163	$70,529,591
MSCI Emerging Markets	435,529,039	39,763,950

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Emerging Markets	$4,134,921	$(4,134,921)
MSCI Emerging Markets	10,747,015	(10,747,015)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

Currency Hedged MSCI Emerging Markets
Ordinary income	$4,334,101	$2,865,230

MSCI Emerging Markets
Ordinary income	$668,521,066	$421,960,887

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Currency Hedged MSCI Emerging Markets	$2,488,143	$—	$(27,448,666)	$(24,960,523)
MSCI Emerging Markets	236,594,953	(12,846,992,803)	1,356,021,856	(11,254,375,994)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2022, the iShares Currency Hedged MSCI Emerging Markets ETF utilized $8,227,708 of its capital loss carryforwards.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$182,460,943	$1,488,898	$(28,937,564)	$(27,448,666)
MSCI Emerging Markets	25,263,305,925	7,117,658,102	(5,760,351,396)	1,357,306,706

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Currency Hedged MSCI Emerging Markets	$1,510,000	$24,822	1.84%
MSCI Emerging Markets	104,000,000	2,177,430	1.70

The iShares MSCI Emerging Markets ETF, along with certain other iShares funds (“Mauritius Participating Funds”), was a party to a $750,000,000 unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which was used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility had an interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Effective April 21, 2022, the iShares MSCI Emerging Markets ETF was removed from the Uncommitted Liquidity Facility as trading out of its holdings in the Mauritius subsidiary was completed on September 23, 2021.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Uncommitted Liquidity Facility were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets	$600,000,000	$37,808,219	1.33%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Emerging Markets
Shares sold	2,150,000	$61,374,135	1,320,000	$41,187,291
Shares redeemed	(2,530,000)	(70,738,407)	(1,530,000)	(45,309,327)

	(380,000)	$(9,364,272)	(210,000)	$(4,122,036)

MSCI Emerging Markets
Shares sold	65,250,000	$2,993,594,824	50,400,000	$2,647,877,164
Shares redeemed	(2,700,000)	(110,020,876)	—	—

	62,550,000	$2,883,573,948	50,400,000	$2,647,877,164

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI Emerging Markets ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI Emerging Markets ETF(1) iShares MSCI Emerging Markets ETF(2)

(1) Statement of assets and liabilities, including the schedule of investments as of August 31, 2022 and the related statement of operations for the year ended August 31, 2022, statements of changes in net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for the years ended August 31, 2022, 2021, 2020, 2019 and 2018.

(2) Statement of assets and liabilities, including the schedule of investments as of August 31, 2022 and the related consolidated statement of operations for the year ended August 31, 2022, consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2022 and the financial highlights (consolidated) for the years ended August 31, 2022, 2021, 2020, 2019 and 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$2,171,071
MSCI Emerging Markets	409,118,835

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$5,547,969	$1,213,579
MSCI Emerging Markets	982,445,569	228,733,755

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Markets	$0.657151	$—	$—	$0.657151	100%	—%	—%	100%
MSCI Emerging Markets(a)	0.772259	—	0.322444	1.094703	71	—	29	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	51

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
MSCI Emerging Markets	$2,578,127	$1,205,443	$1,372,684	661	$315,568	$32,614

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Emerging Markets ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	53

Director and Officer Information  (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	55

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

Currency Abbreviations

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

HKD	Hong Kong Dollar

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations (continued)

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	57

Want to know more?

iShares.com     |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-805-0822

AUGUST 31, 2022

2022 Annual Report

iShares, Inc.

•  iShares ESG Aware MSCI EM ETF | ESGE | NASDAQ

•  iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ

•  iShares MSCI Emerging Markets Min Vol Factor ETF | EEMV | Cboe BZX

•  iShares MSCI Emerging Markets Multifactor ETF | EMGF | Cboe BZX

•  iShares MSCI Global Min Vol Factor ETF | ACWV | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® ESG Aware MSCI EM ETF

Investment Objective

The iShares ESG Aware MSCI EM ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI Emerging Markets Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(25.08)%	0.36%	5.75%	(25.08)%	1.82%	41.23%
Fund Market	(25.13)	0.14	5.65	(25.13)	0.70	40.45
Index	(24.59)	0.70	6.37	(24.59)	3.56	46.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 28, 2016. The first day of secondary market trading was June 30, 2016.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI Emerging Markets Extended ESG Focus Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 847.60	$ 1.16		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® ESG Aware MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was positive during the reporting period, even as equity markets declined. Many emerging market countries continued to advance ESG-related regulation and legislation. In China, a new set of voluntary guidelines for ESG reporting took effect in June 2022. The Taiwan Stock Exchange imposed a reporting requirement for listed companies that mandated disclosure of greenhouse gas emissions, energy management, and other ESG-related metrics. Regulatory authorities in India released a proposal for regulating ESG impact ratings that would require the accreditation of ratings providers.

With a negative global macro backdrop, the Index, which consists of emerging market stocks, declined significantly for the reporting period. Within China, the consumer discretionary and information technology sectors detracted substantially from the Index’s return amid the government’s campaign to rein in large online companies, which included billions of dollars in antitrust fines and restrictions on listings on foreign stock exchanges. The life sciences tools and services industry in the healthcare sector declined after the U.S. included a company on the list of firms prohibited from receiving certain technology exports.

South Korean stocks also weighed on the Index’s return, particularly in the technology hardware, storage, and peripherals industry. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth and lowered profits.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI Emerging Markets Index, while tracking it relatively closely. Relative to the broader market, the ESG security selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Due to the ESG selection process, the Index is structurally underweight to the Energy sector and overweight to Financials, which were net detractors to relative performance. A modest underweight to Consumer Discretionary was a small source of relative outperformance.

Portfolio Information

SECTOR ALLOCATION

	Percent of
Sector	Total Investments	(a)

Financials	24.3%
Information Technology	19.8
Consumer Discretionary	14.0
Communication Services	11.2
Materials	6.6
Consumer Staples	5.8
Energy	5.2
Industrials	4.8
Health Care	4.7
Utilities	2.3
Real Estate	1.3

GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

China	30.2%
Taiwan	15.2
India	14.3
South Korea	11.9
Brazil	4.7
South Africa	4.0
Saudi Arabia	4.0
Thailand	3.0
Malaysia	2.7
Indonesia	1.9
Mexico	1.8
United Arab Emirates	1.7
Qatar	1.0
Other (each representing less than 1%)	3.6

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Emerging Markets ex China ETF

Investment Objective

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(19.17)%	1.67%	1.99%	(19.17)%	8.64%	10.63%
Fund Market	(19.85)	1.35	1.83	(19.85)	6.95	9.76
Index	(18.52)	2.25	2.58	(18.52)	11.79	13.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 18, 2017. The first day of secondary market trading was July 20, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 867.30	$ 1.18		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Emerging Markets ex China ETF

Portfolio Management Commentary

Emerging markets stocks outside of China declined sharply during the reporting period, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance.

South Korean stocks detracted the most from the Index’s return, particularly in the technology hardware, storage, and peripherals industry in the information technology sector. Budgetary reductions from major chip customers slowed sales growth, lowered profits, and affected capacity expansion plans for producers of semiconductors. Indications of weakening consumer demand for electronics further pressured the near-term outlook for semiconductors stocks.

South Korean media and entertainment stocks in the communication services sector also weighed on the Index’s return. Revenues slowed for operators of major search, messaging, and content platforms in the face of diminished e-commerce business, rising labor costs, and stagnating growth in online advertising sales.

BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7, 2022. In the weeks leading up to the invasion, Russian equities and the Russian ruble lost substantial value as investors fled due to expectations that Western nations might impose punishing sanctions on Russian companies. In the days following the attack, the country’s stock market endured even steeper price declines. Russian energy and financials stocks weighed on the Index’s performance, as integrated oil and gas companies and banks were impacted strongly by the investor exodus.

The Taiwanese information technology sector was another source of weakness, as stocks of companies in the semiconductors industry declined against a backdrop of lower global consumer demand. Other factors that affected the overall Taiwanese market during the reporting period specifically pressured chipmakers, including tensions between the U.S. and China over Taiwan’s status.

Portfolio Information

SECTOR ALLOCATION

	Percent of
Sector	Total Investments	(a)

Information Technology	25.9%
Financials	24.8
Materials	10.7
Energy	6.5
Consumer Discretionary	6.3
Consumer Staples	6.3
Communication Services	6.1
Industrials	5.9
Utilities	3.3
Health Care	3.0
Real Estate	1.2

GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

Taiwan	21.5%
India	21.2
South Korea	17.0
Brazil	7.8
Saudi Arabia	7.0
South Africa	4.8
Thailand	3.0
Mexico	2.9
Indonesia	2.9
Malaysia	2.2
United Arab Emirates	1.9
Qatar	1.7
Kuwait	1.3
Philippines	1.1
Other (each representing less than 1%)	3.7

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF

Investment Objective

The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(12.68)%	1.28%	2.31%	(12.68)%	6.58%	25.69%
Fund Market	(12.72)	1.20	2.25	(12.72)	6.17	24.93
Index	(12.15)	1.76	2.64	(12.15)	9.11	29.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 890.50	$ 1.19		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Emerging Markets Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility emerging markets stocks declined during the reporting period, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance. Relate to broad emerging market stocks, as represented by the MSCI Emerging Markets Index, the Index outperformed significantly over the reporting period.

Chinese equities were the largest detractors from the Index’s return amid coronavirus-related restrictions, a far-reaching regulatory crackdown, and supply chain disruptions. Consumer discretionary companies weighed on the Index’s performance as the government’s campaign to rein in large internet firms, which included billions of dollars in anti-trust fines and restrictions on listings on foreign stock exchanges, weighed on investor sentiment. The Chinese internet and direct marketing retail industry declined as competitive advantages weakened, while concerns surrounding customer growth and slowing consumption pressured margins and earnings.

Chinese healthcare stocks detracted from the Index’s performance after the U.S. Commerce Department added several pharmaceuticals, biotechnology, and life sciences companies to a list of firms with restricted access to U.S. technology. Chinese information technology companies also declined, notably in the technology hardware and equipment industry, as domestic demand for consumer electronics shrank.

South Korean communication services stocks also detracted from the Index’s return, led by the media and entertainment industry. Revenues slowed for operators of major search, messaging, and content platforms in the face of diminished e-commerce business, rising labor costs, and stagnating growth in online advertising sales. In the information technology sector, South Korean technology hardware, storage, and peripherals equities declined during the reporting period. Budgetary reductions from major chip customers amid global economic uncertainty slowed sales growth, lowered profits, and affected capacity expansion plans for producers of semiconductors. Demand for personal computers and cell phones slackened as inflation diminished consumers’ buying power, further weakening the near-term outlook for semiconductors stocks.

In terms of relative performance, the Index outperformed the broader market, as measured by the MSCI Emerging Markets Index. Stocks with low-volatility characteristics benefited from the sharp downturn in global markets precipitated by recession concerns, rising interest rates, and geopolitical instability. From a country perspective, positioning within Taiwan helped relative performance, specifically overweight positions in communication services, financials, and information technology. An underweight position to China and positioning within the country also contributed. Underweights to Brazil and Indonesia and sector allocation within India hindered relative performance.

Portfolio Information

SECTOR ALLOCATION

	Percent of
Sector	Total Investments	(a)

Financials	23.5%
Information Technology	15.1
Communication Services	14.5
Consumer Staples	11.6
Health Care	8.9
Consumer Discretionary	8.0
Materials	5.7
Utilities	4.7
Industrials	4.4
Real Estate	2.0
Energy	1.6

GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

China	26.0%
Taiwan	18.4
India	13.9
Saudi Arabia	9.9
South Korea	6.6
Thailand	5.6
Malaysia	4.7
United Arab Emirates	4.0
Qatar	3.3
Kuwait	2.6
Philippines	1.4
Other (each representing less than 1%)	3.6

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Emerging Markets Multifactor ETF

Investment Objective

The iShares MSCI Emerging Markets Multifactor ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(16.80)%	1.31%	6.12%	(16.80)%	6.71%	49.22%
Fund Market	(17.03)	1.02	6.01	(17.03)	5.22	48.17
Index	(15.92)	1.77	6.73	(15.92)	9.15	55.03

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was December 8, 2015. The first day of secondary market trading was December 10, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 887.70	$ 2.19		$ 1,000.00	$ 1,022.90	$ 2.35		0.46%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Emerging Markets Multifactor ETF

Portfolio Management Commentary

Emerging markets stocks with favorable exposure to four targeted factors — value, quality, momentum, and small size — declined during the reporting period. The strong U.S. dollar made investments denominated in some foreign currencies worth less in U.S. dollar terms, which further detracted from the Index’s performance. Relative to the broad market, as represented by the MSCI Emerging Markets Index, the Index outperformed.

Chinese equities were the largest detractors from the Index’s return, notably in the consumer discretionary sector. Internet and direct marketing retail companies declined as competitive advantages weakened and concerns surrounding slowing consumption pressured margins and earnings. In the apparel, accessories, and luxury goods industry, a sportswear retailer faced allegations of violating U.S. sanctions against North Korea in its labor practices, leading the U.S. to ban its products. Within the materials sector, a slowdown in economic growth widely attributed to government-imposed COVID-related lockdowns led to investment cuts by property developers and a drop in new construction starts. And an ongoing government investigation into the chief executive officer and majority shareholder of a maker of flavors and fragrances weighed on the specialty chemicals industry.

The Taiwanese information technology sector was another source of weakness, led by the semiconductors industry. In the wake of rising inflation and higher interest rates, a reduction in consumer demand for electronics products weighed on chip makers. Political tensions between the U.S. and China over Taiwan’s status further pressured semiconductor companies.

South Korean equities in the consumer discretionary sector detracted from the Index’s performance, particularly in the automobiles and components industry. The war in Ukraine and subsequent sanctions against Russia resulted in factory shutdowns where Korean automakers produced cars for several markets, and a global chip shortage decreased vehicle shipments for some automakers.

For the reporting period, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, exposure to value, momentum, and quality contributed to the Index’s performance, while size detracted.

From a country perspective, stock selection in China was a driver of outperformance, though an overweight position in the country detracted. An overweight in India added to relative performance, as did an underweight position and stock selection in South Korea. Regional characteristics that detracted from relative performance included an underweight to Brazil, a slight overweight to Russia, sector allocation within Taiwan, and an underweight to Mexico. BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	18.4%
Financials	16.8
Consumer Discretionary	16.1
Materials	9.9
Industrials	8.6
Utilities	6.8
Energy	6.5
Health Care	6.2
Communication Services	5.0
Consumer Staples	3.9
Real Estate	1.8

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	37.0%
India	19.5
South Korea	12.8
Taiwan	9.6
Saudi Arabia	8.1
Brazil	2.5
Indonesia	2.1
South Africa	1.8
Poland	1.1
Other (each representing less than 1%)	5.5

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Global Min Vol Factor ETF

Investment Objective

The iShares MSCI Global Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.21)%	5.44%	7.93%	(9.21)%	30.32%	114.48%
Fund Market	(9.41)	5.37	7.84	(9.41)	29.90	112.72
Index	(9.11)	5.33	7.73	(9.11)	29.62	110.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 945.70	$ 0.98		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility global stocks declined as global growth cooled in an environment of high inflation, rising interest rates, and volatility in commodities markets. Stocks in the U.S., which represented approximately 56% of the Index on average, detracted from the Index’s return, led by the communication services sector. Stocks of streaming content providers in the entertainment industry declined amid stiff competition, as more entrants into the streaming market weighed on revenue growth. Consumers switched frequently among streaming providers, creating significant customer turnover. Stocks of broadband providers in the media industry also declined, as slowing revenue and customer growth challenged broadband providers and rising interest rates pressured highly indebted companies in the industry. The information technology sector was another detractor from the Index’s return, as the return of some remote workers to physical offices negatively impacted the sales growth of software platforms designed to facilitate online collaboration.

Stocks in Japan, which endured two quarters of economic contraction during the reporting period, also detracted notably from the Index’s performance. The Japanese yen declined significantly relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars. Despite strong earnings amid increasing factory automation, the Japanese information technology sector was pressured by both the widening gap between U.S. and Japanese interest rates and the global revaluation of information technology stocks in response to sharply declining demand.

Swiss stocks also declined, as the war in Ukraine disrupted supply chains and contributed to rising inflation. Prices for food and energy climbed, and in June 2022 the Swiss National Bank raised interest rates for the first time since 2007. The healthcare sector was the largest detractor, as the pharmaceuticals industry was negatively impacted by the failure of a cancer drug trial.

In terms of relative performance, the Index notably outperformed the broader market, as measured by the MSCI ACWI Index. Low volatility stocks generally benefited from an environment of slowing global economic growth, rising interest rates, and geopolitical instability. Positioning among U.S. stocks contributed substantially to the Index’s performance relative to the broader market, particularly within the consumer staples and utilities sectors. Positioning in Taiwanese stocks was also additive, driven primarily by financials and information technology stocks. On the downside, an underweight allocation to the U.S. energy sector detracted from the Index’s relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	16.7%
Information Technology	16.4
Consumer Staples	13.0
Communication Services	12.2
Financials	10.5
Industrials	8.6
Utilities	8.3
Consumer Discretionary	6.3
Materials	4.9
Real Estate	2.1
Energy	1.0

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	56.3%
Japan	10.3
Switzerland	6.0
Taiwan	5.0
India	4.7
China	4.1
Canada	2.3
Hong Kong	2.1
Saudi Arabia	1.6
Singapore	1.1
Other (each representing less than 1%)	6.5

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2022	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.8%
Atacadao SA	1,130,149	$4,290,413
B3 SA - Brasil, Bolsa, Balcao	5,241,494	11,939,048
Banco do Brasil SA	1,403,354	11,245,930
Banco Santander Brasil SA	1,172,580	6,619,767
CCR SA	2,118,149	5,614,577
Cosan SA	2,673,227	10,266,622
Localiza Rent a Car SA	1,115,756	13,044,033
Lojas Renner SA	1,757,965	8,944,590
Natura & Co. Holding SA	1,667,975	4,623,289
Petroleo Brasileiro SA	1,816,503	12,978,513
Rumo SA	1,521,907	5,912,221
Telefonica Brasil SA	1,061,915	8,397,506
Ultrapar Participacoes SA	2,658,845	6,914,919
Vibra Energia SA	1,280,630	4,519,523
WEG SA	746,782	4,060,907

		119,371,858

Chile — 0.5%
Banco de Chile	47,178,879	4,476,005
Enel Americas SA	142,423,519	15,430,208

		19,906,213

China — 30.1%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,583,900	4,639,777
3SBio Inc.(a)	6,644,500	4,417,652
AAC Technologies Holdings Inc.(b)	2,565,500	4,752,906
Agricultural Bank of China Ltd., Class H	16,191,000	5,290,598
Alibaba Group Holding Ltd.(c)	10,256,368	122,364,021
Alibaba Health Information Technology Ltd.(c)	11,728,000	6,720,892
Baidu Inc.(c)	236,644	4,224,232
Baidu Inc., ADR(c)	143,971	20,727,505
Bank of China Ltd., Class H	32,263,000	11,258,758
Bank of Ningbo Co. Ltd., Class A	1,006,000	4,324,864
BeiGene Ltd., ADR(b)(c)	25,171	4,320,854
Bosideng International Holdings Ltd.	8,390,000	4,710,909
BYD Co. Ltd., Class A	181,655	7,514,374
BYD Co. Ltd., Class H	590,500	18,196,446
CanSino Biologics Inc., Class H(a)	559,400	3,491,522
China Construction Bank Corp., Class A	7,594,600	6,059,178
China Construction Bank Corp., Class H	75,569,000	46,715,462
China Eastern Airlines Corp. Ltd., Class A(c)	6,371,735	4,515,696
China Galaxy Securities Co. Ltd., Class A	3,327,900	4,755,334
China International Capital Corp. Ltd., Class A	708,513	4,258,076
China Lesso Group Holdings Ltd.	7,570,000	8,997,717
China Medical System Holdings Ltd.	6,474,000	9,581,388
China Mengniu Dairy Co. Ltd.	1,785,000	8,082,975
China Merchants Bank Co. Ltd., Class A	1,576,940	7,964,485
China Merchants Bank Co. Ltd., Class H	3,374,000	17,255,010
China Overseas Land & Investment Ltd.	1,713,500	4,604,981
China Resources Beer Holdings Co. Ltd.	686,000	4,782,118
China Resources Gas Group Ltd.	1,675,000	6,521,454
China Resources Land Ltd.	3,366,000	13,781,233
China Suntien Green Energy Corp. Ltd., Class H	14,111,000	6,328,722
China Three Gorges Renewables Group Co. Ltd., Class A	4,696,100	4,133,821
China Vanke Co. Ltd., Class H	2,320,200	4,529,562
CIFI Holdings Group Co. Ltd.(b)	15,391,280	3,895,451
CMOC Group Ltd., Class A	13,374,500	9,489,045
CMOC Group Ltd., Class H	11,232,000	5,008,534

Security	Shares	Value

China (continued)
Contemporary Amperex Technology Co. Ltd., Class A(c)	152,503	$10,570,654
Country Garden Services Holdings Co. Ltd.	2,600,000	5,109,424
CSC Financial Co. Ltd., Class A	1,207,300	4,633,081
CSPC Pharmaceutical Group Ltd.	11,195,520	11,357,000
ENN Energy Holdings Ltd.	826,600	12,008,363
Far East Horizon Ltd.	7,035,000	5,329,390
Fosun International Ltd.	22,501,500	16,609,073
Fuyao Glass Industry Group Co. Ltd., Class H(a)	929,600	4,435,899
Ganfeng Lithium Co. Ltd., Class A	481,950	5,940,946
Geely Automobile Holdings Ltd.	2,841,000	5,708,187
GEM Co. Ltd., Class A	3,657,400	4,421,178
Genscript Biotech Corp.(c)	1,498,000	4,811,864
Great Wall Motor Co. Ltd., Class H	3,057,000	4,586,511
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,177,700	4,631,653
Hansoh Pharmaceutical Group Co. Ltd.(a)	2,624,000	5,235,238
Huadong Medicine Co. Ltd., Class A	705,000	4,303,996
Huatai Securities Co. Ltd., Class A	5,037,502	9,543,738
Huatai Securities Co. Ltd., Class H(a)	3,376,600	4,513,237
Hygeia Healthcare Holdings Co. Ltd.(a)(c)	826,000	4,458,316
Industrial & Commercial Bank of China Ltd., Class H	20,677,000	10,504,802
Industrial Bank Co. Ltd., Class A	1,937,468	4,779,178
JD Health International Inc.(a)(c)	1,738,000	11,972,423
JD.com Inc., Class A	1,142,678	36,171,616
Jinxin Fertility Group Ltd.(a)	6,515,500	4,242,741
Jiumaojiu International Holdings Ltd.(a)	1,938,000	3,812,796
KE Holdings Inc., ADR(c)	275,397	4,968,162
Kingdee International Software Group Co. Ltd.(c)	5,790,000	11,237,827
Kuaishou Technology(a)(c)	921,100	7,980,858
Lenovo Group Ltd.	13,728,000	11,306,543
Li Auto Inc., ADR(c)	631,694	18,173,836
Li Ning Co. Ltd.	1,173,500	10,688,598
Longfor Group Holdings Ltd.(a)	1,511,500	4,905,971
LONGi Green Energy Technology Co. Ltd., Class A	754,848	5,554,175
Meituan, Class B(a)(c)	3,267,100	78,466,618
Microport Scientific Corp.(b)(c)	2,319,300	4,608,631
Ming Yang Smart Energy Group Ltd., Class A	990,100	3,825,902
Ming Yuan Cloud Group Holdings Ltd.	5,389,000	4,416,938
MMG Ltd.(c)	16,572,000	4,533,444
NetEase Inc.	1,629,470	29,098,071
NIO Inc., ADR(b)(c)	897,682	17,872,849
Orient Securities Co. Ltd., Class A	3,929,388	4,905,050
Pinduoduo Inc., ADR(c)	225,702	16,092,553
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,821,600	4,931,310
Ping An Insurance Group Co. of China Ltd., Class H	3,994,000	23,491,284
Pop Mart International Group Ltd.(a)(b)	1,798,600	4,648,121
Postal Savings Bank of China Co. Ltd., Class A	10,809,400	7,035,236
Postal Savings Bank of China Co. Ltd., Class H(a)	6,897,000	4,117,310
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,119,200	5,587,978
Shanghai Electric Group Co. Ltd., Class A(c)	6,907,800	4,229,032
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	753,715	4,393,511
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,731,600	4,323,035
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,578,500	5,202,396
Shenzhen Inovance Technology Co. Ltd., Class A	476,172	4,116,261
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	101,900	4,385,847
Shenzhou International Group Holdings Ltd.	392,600	4,103,183
Sinopharm Group Co. Ltd., Class H	1,983,200	4,418,159

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sungrow Power Supply Co. Ltd., Class A	513,167	$8,211,330
Sunny Optical Technology Group Co. Ltd.	1,013,800	13,840,853
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	390,200	4,406,732
Tencent Holdings Ltd.	4,075,600	168,447,587
Tianqi Lithium Corp., Class A(c)	268,200	4,435,638
Tongcheng Travel Holdings Ltd.(c)	3,497,600	7,163,646
Topchoice Medical Corp., Class A(c)	236,309	3,963,065
Trip.com Group Ltd., ADR(b)(c)	209,857	5,397,522
Unisplendour Corp. Ltd., Class A	2,283,340	5,692,442
Vipshop Holdings Ltd., ADR(b)(c)	563,936	6,547,297
Wharf Holdings Ltd. (The)	1,511,000	5,690,369
WuXi AppTec Co. Ltd., Class A	375,889	4,853,533
WuXi AppTec Co. Ltd., Class H(a)	789,980	8,918,088
Wuxi Biologics Cayman Inc., New(a)(c)	3,504,500	30,917,043
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,729,200	5,040,011
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,925,136	4,358,926
Xinyi Solar Holdings Ltd.	5,186,000	7,131,885
XPeng Inc., ADR(c)	510,042	9,445,978
Yadea Group Holdings Ltd.(a)	6,926,000	13,210,629
Yum China Holdings Inc.(b)	438,097	21,953,041
Yunnan Baiyao Group Co. Ltd., Class A	624,040	4,719,428
Zhejiang Huayou Cobalt Co. Ltd., Class A	373,690	4,021,869

		1,279,892,457

Colombia — 0.1%
Bancolombia SA	786,436	6,072,728

Czech Republic — 0.2%
Moneta Money Bank AS(a)	2,819,384	8,936,186

Greece — 0.4%
Alpha Services and Holdings SA(c)	4,458,740	4,117,661
OPAP SA	959,579	12,639,488

		16,757,149

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	1,727,087	11,900,235

India — 14.2%
Adani Green Energy Ltd.(c)	368,804	11,143,722
Adani Total Gas Ltd.	274,777	12,814,898
Asian Paints Ltd.	684,285	28,807,591
AU Small Finance Bank Ltd.(a)	911,497	7,168,228
Axis Bank Ltd.	2,220,498	20,693,906
Bajaj Finance Ltd.	204,586	18,464,152
Bandhan Bank Ltd.(a)	1,648,512	5,689,308
Bharti Airtel Ltd.	1,288,554	11,672,292
Colgate-Palmolive India Ltd.	751,655	15,782,450
Eicher Motors Ltd.	302,405	12,620,944
Havells India Ltd.	449,253	7,777,313
HCL Technologies Ltd.	1,220,428	14,195,818
Hero MotoCorp Ltd.	210,909	7,429,310
Hindalco Industries Ltd.	2,016,319	10,935,707
Hindustan Unilever Ltd.	754,208	24,968,781
Housing Development Finance Corp. Ltd.	1,195,181	36,184,598
ICICI Bank Ltd.	3,457,912	37,917,197
ICICI Prudential Life Insurance Co. Ltd.(a)	686,293	5,066,490
Info Edge India Ltd.	175,082	9,418,175
Infosys Ltd.	2,302,405	42,435,835
Kotak Mahindra Bank Ltd.	743,363	17,635,670

Security	Shares	Value

India (continued)
Mahindra & Mahindra Ltd.	503,550	$8,172,934
Mahindra & Mahindra Ltd., GDR	893,775	14,356,450
Marico Ltd.	3,164,546	20,774,805
Mphasis Ltd.	149,699	3,938,201
Nestle India Ltd.	77,253	19,234,364
Piramal Pharma Ltd., NVS	1,705,532	4,582,034
Power Grid Corp. of India Ltd.	3,687,104	10,556,441
Reliance Industries Ltd.	1,809,700	59,285,853
Reliance Industries Ltd., GDR(a)	69,941	4,594,616
Shriram Transport Finance Co. Ltd.	349,400	5,864,438
State Bank of India	1,607,220	10,581,887
Tata Consultancy Services Ltd.	942,104	37,572,601
Tata Consumer Products Ltd.	757,700	7,658,122
Tata Elxsi Ltd.	52,165	5,818,688
Tech Mahindra Ltd.	568,337	7,572,254
Titan Co. Ltd.	156,129	5,059,250
United Spirits Ltd.(c)	557,345	5,633,577
UPL Ltd.	636,113	6,092,724
Wipro Ltd.	780,667	3,997,157
Zomato Ltd.(c)	5,612,977	4,012,299

		604,181,080

Indonesia — 1.9%
Bank Central Asia Tbk PT	44,691,500	24,679,667
Bank Negara Indonesia Persero Tbk PT	7,455,200	4,276,048
Kalbe Farma Tbk PT	173,043,100	19,567,526
Merdeka Copper Gold Tbk PT(c)	15,048,900	4,327,614
Telkom Indonesia Persero Tbk PT	72,356,500	22,157,786
Unilever Indonesia Tbk PT	25,566,400	7,900,706

		82,909,347

Kuwait — 0.5%
Kuwait Finance House KSCP	8,146,014	23,778,057

Malaysia — 2.7%
Axiata Group Bhd	6,333,600	4,295,040
Kuala Lumpur Kepong Bhd	988,900	5,112,981
Malayan Banking Bhd	7,833,500	15,670,896
Maxis Bhd	10,936,200	9,374,734
Nestle Malaysia Bhd	588,400	17,459,810
Petronas Dagangan Bhd(b)	2,984,900	15,673,143
Press Metal Aluminium Holdings Bhd	3,883,400	4,116,001
Public Bank Bhd	20,497,600	21,523,300
RHB Bank Bhd	6,828,400	8,725,192
Sime Darby Bhd	14,632,700	7,455,353
Sime Darby Plantation Bhd	4,171,900	4,146,874

		113,553,324

Mexico — 1.8%
Arca Continental SAB de CV	2,034,400	13,849,451
Coca-Cola Femsa SAB de CV	802,300	4,905,433
Fomento Economico Mexicano SAB de CV	3,049,800	19,114,896
Grupo Aeroportuario del Sureste SAB de CV, Class B	247,050	5,232,606
Grupo Bimbo SAB de CV, Series A	1,022,000	3,359,236
Grupo Financiero Banorte SAB de CV, Class O	3,046,700	17,993,020
Wal-Mart de Mexico SAB de CV	3,577,300	11,690,836

		76,145,478

Peru — 0.2%
Credicorp Ltd.	80,363	10,357,987

Philippines — 0.2%
Globe Telecom Inc.	100,260	3,740,853

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
GT Capital Holdings Inc.	450,060	$3,854,714

		7,595,567

Poland — 0.3%
Allegro.eu SA (a)(c)	753,359	3,951,506
KGHM Polska Miedz SA	236,649	4,434,657
Polski Koncern Naftowy ORLEN SA	312,158	4,043,138

		12,429,301

Qatar — 1.0%
Qatar Fuel QSC	474,481	2,450,490
Qatar National Bank QPSC	6,861,062	38,412,819

		40,863,309

Romania — 0.1%
NEPI Rockcastle SA	772,282	4,115,138

Russia — 0.0%
Gazprom PJSC(c)(d)	7,224,690	1,184
LUKOIL PJSC(d)	725,046	119
Novatek PJSC(d)	1,686,230	277
Novolipetsk Steel PJSC(d)	5,130,970	841
PhosAgro PJSC(d)	249,741	41
PhosAgro PJSC, New(d)	4,826	48
Polymetal International PLC(d)	1,747,485	287
Polyus PJSC(d)	43,646	7
Rosneft Oil Co. PJSC(d)	759,129	125
Sberbank of Russia PJSC(c)(d)	10,004,860	1,640
TCS Group Holding PLC, GDR(c)(d)	124,025	20
Yandex NV(c)(d)	87,150	14

		4,603

Saudi Arabia — 4.0%
ACWA Power Co.	90,069	4,193,156
Al Rajhi Bank	1,553,255	37,184,591
Bank AlBilad(c)	690,533	9,277,985
Banque Saudi Fransi	255,479	3,381,240
Dr Sulaiman Al Habib Medical Services Group Co.	241,607	12,837,141
Etihad Etisalat Co.	883,238	8,599,763
SABIC Agri-Nutrients Co.	132,228	6,104,157
Sahara International Petrochemical Co.	676,438	8,543,899
Saudi Arabian Mining Co.(c)	1,167,559	23,038,084
Saudi Arabian Oil Co.(a)	1,144,962	11,404,948
Saudi Basic Industries Corp.	1,124,939	29,884,269
Saudi Investment Bank (The)	713,514	3,796,297
Saudi National Bank (The)	246,009	4,561,957
Savola Group (The)	833,035	7,216,165

		170,023,652

South Africa — 4.0%
Absa Group Ltd.	791,142	8,193,980
Anglo American Platinum Ltd.	57,615	4,032,133
Bidvest Group Ltd. (The)	736,607	9,243,738
Clicks Group Ltd.	409,460	7,124,120
FirstRand Ltd.	1,855,191	6,929,340
Gold Fields Ltd.	1,347,043	10,879,193
Growthpoint Properties Ltd.	5,117,669	3,806,413
Impala Platinum Holdings Ltd.	870,384	9,120,186
Kumba Iron Ore Ltd.	367,886	8,144,739
MTN Group Ltd.	554,123	4,010,766
MultiChoice Group	705,286	4,760,307
Naspers Ltd., Class N	169,741	23,934,574
Nedbank Group Ltd.	517,683	6,110,454
Old Mutual Ltd.	16,625,520	9,849,328

Security	Shares	Value

South Africa (continued)
Sanlam Ltd.	1,906,520	$5,927,075
Sasol Ltd.(c)	214,822	4,131,596
SPAR Group Ltd. (The)	432,967	3,957,906
Standard Bank Group Ltd.	862,122	7,693,210
Vodacom Group Ltd.	3,609,676	26,569,586
Woolworths Holdings Ltd.	1,948,393	6,369,993

		170,788,637

South Korea — 11.2%
Amorepacific Corp.	44,726	4,076,373
AMOREPACIFIC Group	265,275	6,866,967
CJ CheilJedang Corp.	27,941	8,475,560
Coway Co. Ltd.	200,585	9,516,638
Hana Financial Group Inc.	276,536	8,060,098
HD Hyundai Co. Ltd.	105,408	4,949,255
HMM Co. Ltd.	247,600	4,080,474
Kakao Corp.	274,991	14,933,016
KB Financial Group Inc.	571,265	20,970,532
LG Chem Ltd.	35,641	16,683,419
LG Corp.	1	61
LG Display Co. Ltd.	773,254	8,936,473
LG Electronics Inc.	89,570	6,702,524
LG H&H Co. Ltd.	8,312	4,401,545
NAVER Corp.	206,054	36,563,579
NCSoft Corp.	18,722	5,261,111
POSCO Holdings Inc.	98,445	18,622,366
Samsung C&T Corp.	151,568	13,570,921
Samsung Electro-Mechanics Co. Ltd.	41,673	4,314,680
Samsung Electronics Co. Ltd.	3,352,342	148,511,242
Samsung Fire & Marine Insurance Co. Ltd.	61,306	8,909,851
Samsung Life Insurance Co. Ltd.	98,406	4,541,835
Samsung SDI Co. Ltd.	46,748	20,667,362
Samsung SDS Co. Ltd.	44,196	4,218,002
Samsung Securities Co. Ltd.	185,679	4,674,494
Shinhan Financial Group Co. Ltd.	775,145	21,001,366
SK Hynix Inc.	390,538	27,457,918
SK Inc.	92,557	16,009,483
SK Innovation Co. Ltd.(c)	68,456	9,636,913
Woori Financial Group Inc.	1,409,095	12,746,565

		475,360,623

Taiwan — 15.2%
Acer Inc.	36,783,000	26,418,348
ASE Technology Holding Co. Ltd.	1,509,000	4,198,053
Asustek Computer Inc.	962,000	8,004,839
AUO Corp.	9,084,000	4,960,131
Cathay Financial Holding Co. Ltd.	21,859,110	31,801,207
Chailease Holding Co. Ltd.	796,129	5,111,712
China Steel Corp.	9,676,000	9,163,812
Chunghwa Telecom Co. Ltd.	1,120,000	4,452,402
CTBC Financial Holding Co. Ltd.	27,455,000	21,029,322
Delta Electronics Inc.	2,634,000	22,551,378
E Ink Holdings Inc.	642,000	4,992,087
E.Sun Financial Holding Co. Ltd.	28,447,254	26,211,549
Eva Airways Corp.	4,145,000	4,536,161
Evergreen Marine Corp. Taiwan Ltd.	2,609,000	7,476,651
Far EasTone Telecommunications Co. Ltd.	8,572,000	21,023,304
First Financial Holding Co. Ltd.	33,397,722	28,975,147
Fubon Financial Holding Co. Ltd.	9,796,723	18,369,330
Hon Hai Precision Industry Co. Ltd.	1,921,000	6,840,256
Hotai Motor Co. Ltd.	344,000	6,892,973
MediaTek Inc.	1,044,000	22,588,740

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Mega Financial Holding Co. Ltd.	8,698,625	$10,202,843
momo.com Inc.	177,000	4,197,106
Shanghai Commercial & Savings Bank Ltd. (The)	4,428,000	7,244,826
Taishin Financial Holding Co. Ltd.	34,399,507	17,073,395
Taiwan Semiconductor Manufacturing Co. Ltd.	18,144,000	297,013,313
Unimicron Technology Corp.	783,000	3,836,485
United Microelectronics Corp.	10,839,000	14,420,927
Voltronic Power Technology Corp.	98,000	5,530,004

		645,116,301

Thailand — 3.0%
Advanced Info Service PCL, NVDR	3,060,100	16,099,533
Asset World Corp. PCL, NVDR	30,321,100	4,644,010
Bangkok Dusit Medical Services PCL, NVDR	15,700,900	12,583,492
BTS Group Holdings PCL, NVDR	56,130,700	12,920,885
Delta Electronics Thailand PCL, NVDR	267,700	3,847,098
Energy Absolute PCL, NVDR	1,951,400	4,555,922
Intouch Holdings PCL, NVDR	4,392,000	8,748,567
Kasikornbank PCL, NVDR	951,700	4,006,471
Krungthai Card PCL, NVDR	2,573,200	4,242,769
Minor International PCL, NVDR(c)	5,678,300	5,084,903
PTT Exploration & Production PCL, NVDR	2,731,200	12,631,885
PTT Public Company Ltd., NVDR	20,087,400	20,638,243
SCB X PCL, NVS	1,428,700	4,318,754
Siam Cement PCL (The), NVDR	1,272,300	12,481,226

		126,803,758

Turkey — 0.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	3,192,822	4,567,430
Turkiye Petrol Rafinerileri AS(c)	237,535	4,691,485

		9,258,915

United Arab Emirates — 1.7%
Abu Dhabi Commercial Bank PJSC	7,913,441	19,521,695
Emirates Telecommunications Group Co. PJSC	2,956,460	20,701,900
First Abu Dhabi Bank PJSC	6,431,310	33,400,697

		73,624,292

Total Common Stocks — 96.6% (Cost: $4,312,487,595)		4,109,746,195

Preferred Stocks

Brazil — 1.9%
Banco Bradesco SA, Preference Shares, NVS	5,657,248	20,617,681
Cia. Energetica de Minas Gerais, Preference Shares, NVS	7,291,335	16,958,549

Security	Shares	Value

Brazil (continued)
Gerdau SA, Preference Shares, NVS	1,372,563	$6,152,577
Itau Unibanco Holding SA, Preference Shares, NVS	2,806,782	13,924,928
Petroleo Brasileiro SA, Preference Shares, NVS	3,496,452	22,333,365

		79,987,100

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	97,224	9,719,905

Colombia — 0.3%
Bancolombia SA, Preference Shares, NVS	1,460,064	10,081,002

South Korea — 0.6%
Samsung Electronics Co. Ltd., Preference Shares, NVS	666,692	26,969,129

Total Preferred Stocks — 3.0% (Cost: $120,187,346)		126,757,136

Total Long-Term Investments — 99.6% (Cost: $4,432,674,941)		4,236,503,331

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	23,465,374	23,472,414
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	5,610,000	5,610,000

Total Short-Term Securities — 0.7% (Cost: $29,070,190)		29,082,414

Total Investments in Securities — 100.3% (Cost: $4,461,745,131)		4,265,585,745

Liabilities in Excess of Other Assets — (0.3)%		(14,061,073)

Net Assets — 100.0%		$4,251,524,672

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EM ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$41,185,570	$—	$(17,706,675	)(a)	$(10,999)	$4,518	$23,472,414	23,465,374	$821,916	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,140,000	—	(530,000	)(a)	—	—	5,610,000	5,610,000	39,484		—

					$(10,999)	$4,518	$29,082,414		$861,400		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	225	09/16/22	$11,046	$26,884

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$26,884	$—	$—	$—	$26,884

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(6,130,483)	$—	$—	$—	$(6,130,483)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(48,205)	$—	$—	$—	$(48,205)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$11,484,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EM ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$453,933,147	$3,655,808,445	$4,603	$4,109,746,195
Preferred Stocks	99,788,007	26,969,129	—	126,757,136
Money Market Funds	29,082,414	—	—	29,082,414

	$582,803,568	$3,682,777,574	$4,603	$4,265,585,745

Derivative financial instruments(a)
Assets
Futures Contracts	$26,884	$—	$—	$26,884

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 5.6%
Ambev SA	2,474,599	$7,263,403
Americanas SA	335,452	1,053,607
Atacadao SA	261,529	992,849
B3 SA - Brasil, Bolsa, Balcao	3,200,698	7,290,533
Banco Bradesco SA	846,998	2,578,896
Banco BTG Pactual SA	617,193	3,019,291
Banco do Brasil SA	451,418	3,617,487
Banco Santander Brasil SA	196,369	1,108,595
BB Seguridade Participacoes SA	370,478	2,013,901
BRF SA(a)	311,890	950,226
CCR SA	625,153	1,657,093
Centrais Eletricas Brasileiras SA	547,153	4,849,536
Cia. de Saneamento Basico do Estado de Sao Paulo	178,813	1,689,347
Cia. Siderurgica Nacional SA	348,529	924,516
Cosan SA	633,258	2,432,050
CPFL Energia SA	120,382	809,195
Energisa SA	102,596	833,997
Engie Brasil Energia SA	110,106	857,161
Equatorial Energia SA	531,770	2,471,590
Hapvida Participacoes e Investimentos SA(b)	2,426,109	3,394,986
Hypera SA	218,404	1,808,139
JBS SA	409,390	2,328,512
Klabin SA	396,684	1,435,791
Localiza Rent a Car SA	386,910	4,523,271
Lojas Renner SA	516,669	2,628,831
Magazine Luiza SA(a)	1,576,582	1,294,019
Natura & Co. Holding SA	469,103	1,300,259
Petro Rio SA(a)	370,741	1,946,205
Petroleo Brasileiro SA	1,938,559	13,850,576
Raia Drogasil SA	563,135	2,355,416
Rede D’Or Sao Luiz SA(b)	208,844	1,337,992
Rumo SA	681,716	2,648,293
Suzano SA	391,377	3,329,684
Telefonica Brasil SA	265,614	2,100,446
Tim SA	449,878	1,023,000
TOTVS SA	274,737	1,507,716
Ultrapar Participacoes SA	377,018	980,519
Vale SA	2,098,233	26,014,153
Vibra Energia SA	609,263	2,150,175
WEG SA	877,458	4,771,507
XP Inc.(a)	1	19

		129,142,782

Chile — 0.5%
Banco de Chile	23,664,715	2,245,145
Banco de Credito e Inversiones SA	28,045	826,095
Banco Santander Chile	34,470,020	1,384,570
Cencosud SA	747,457	1,044,980
Cia. Cervecerias Unidas SA	67,562	367,160
Cia. Sud Americana de Vapores SA	7,866,566	740,357
Empresas CMPC SA	573,735	1,088,256
Empresas COPEC SA	200,949	1,733,374
Enel Americas SA	11,550,637	1,251,400
Enel Chile SA	16,822,182	552,199
Falabella SA	395,872	932,867

		12,166,403

Colombia — 0.2%
Bancolombia SA	135,209	1,044,061
Ecopetrol SA	2,542,368	1,295,580

Security	Shares	Value

Colombia (continued)
Interconexion Electrica SA ESP	243,497	$1,053,926

		3,393,567

Czech Republic — 0.2%
CEZ AS(c)	84,761	3,433,840
Komercni Banka AS	37,721	883,465
Moneta Money Bank AS(b)	186,322	590,557

		4,907,862

Egypt — 0.1%
Commercial International Bank Egypt SAE	936,514	1,854,792
Eastern Co. SAE	601,868	304,922
Egyptian Financial Group-Hermes Holding Co.(a)	407,407	271,322

		2,431,036

Greece — 0.4%
Alpha Services and Holdings SA(a)	1,214,267	1,121,379
Eurobank Ergasias Services and Holdings SA, Class A(a)	1,406,681	1,305,129
Hellenic Telecommunications Organization SA	112,372	1,787,709
JUMBO SA	63,779	911,769
Mytilineos SA	54,670	854,913
National Bank of Greece SA(a)	300,638	970,229
OPAP SA	104,407	1,375,240
Public Power Corp. SA(a)	111,825	583,770

		8,910,138

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	213,766	1,472,923
OTP Bank Nyrt	116,234	2,471,949
Richter Gedeon Nyrt	73,727	1,486,492

		5,431,364

India — 21.0%
ACC Ltd.	39,554	1,133,396
Adani Enterprises Ltd.	149,108	5,917,164
Adani Green Energy Ltd.(a)	165,568	5,002,776
Adani Ports & Special Economic Zone Ltd.	270,156	2,826,507
Adani Power Ltd.(a)	397,241	2,028,571
Adani Total Gas Ltd.	143,792	6,706,092
Adani Transmission Ltd.(a)	145,748	7,147,264
Ambuja Cements Ltd.	309,435	1,586,732
Apollo Hospitals Enterprise Ltd.	52,449	2,818,000
Asian Paints Ltd.	201,152	8,468,262
AU Small Finance Bank Ltd.(b)	86,130	677,347
Aurobindo Pharma Ltd.	137,424	935,614
Avenue Supermarts Ltd.(a)(b)	84,745	4,763,706
Axis Bank Ltd.	1,229,856	11,461,629
Bajaj Auto Ltd.	35,877	1,827,354
Bajaj Finance Ltd.	142,277	12,840,684
Bajaj Finserv Ltd.	20,005	4,193,952
Balkrishna Industries Ltd.	40,211	1,021,483
Bandhan Bank Ltd.(b)	361,023	1,245,954
Berger Paints India Ltd.	125,646	1,050,823
Bharat Electronics Ltd.	635,065	2,426,572
Bharat Forge Ltd.	131,894	1,214,173
Bharat Petroleum Corp. Ltd.	452,400	1,853,206
Bharti Airtel Ltd.	1,149,823	10,415,605
Biocon Ltd.	220,059	851,458
Britannia Industries Ltd.	56,546	2,645,865
Cholamandalam Investment and Finance Co. Ltd.	213,550	2,092,172
Cipla Ltd.	253,262	3,281,853
Coal India Ltd.	807,265	2,358,817
Colgate-Palmolive India Ltd.	64,106	1,346,029

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Container Corp. of India Ltd.	141,515	$1,227,570
Dabur India Ltd.	322,508	2,351,507
Divi’s Laboratories Ltd.	69,348	3,130,976
DLF Ltd.	322,003	1,555,444
Dr. Reddy’s Laboratories Ltd.	61,019	3,224,627
Eicher Motors Ltd.	71,231	2,972,843
GAIL India Ltd.	810,766	1,377,190
Godrej Consumer Products Ltd.(a)	215,515	2,482,492
Godrej Properties Ltd.(a)	64,608	1,126,876
Grasim Industries Ltd.	137,974	2,875,576
Havells India Ltd.	129,701	2,245,339
HCL Technologies Ltd.	569,076	6,619,399
HDFC Life Insurance Co. Ltd.(b)	497,209	3,563,102
Hero MotoCorp Ltd.	57,108	2,011,640
Hindalco Industries Ltd.	704,156	3,819,060
Hindustan Petroleum Corp. Ltd.	336,223	1,020,519
Hindustan Unilever Ltd.	430,939	14,266,650
Housing Development Finance Corp. Ltd.	902,044	27,309,754
ICICI Bank Ltd.	2,703,411	29,643,834
ICICI Lombard General Insurance Co. Ltd.(b)	124,736	2,003,698
ICICI Prudential Life Insurance Co. Ltd.(b)	187,859	1,386,850
Indian Oil Corp. Ltd.	1,487,484	1,327,295
Indian Railway Catering & Tourism Corp. Ltd.	125,708	1,102,633
Indraprastha Gas Ltd.	161,092	842,241
Indus Towers Ltd.	358,151	890,633
Info Edge India Ltd.	36,735	1,976,084
Infosys Ltd.	1,764,329	32,518,507
InterGlobe Aviation Ltd.(a)(b)	49,823	1,244,204
ITC Ltd.	1,549,457	6,192,063
Jindal Steel & Power Ltd.	215,339	1,158,679
JSW Steel Ltd.	378,538	3,139,267
Jubilant Foodworks Ltd.	204,730	1,559,477
Kotak Mahindra Bank Ltd.	290,597	6,894,172
Larsen & Toubro Infotech Ltd.(b)	27,338	1,564,372
Larsen & Toubro Ltd.	360,589	8,606,262
Lupin Ltd.	107,687	899,880
Mahindra & Mahindra Ltd.	455,647	7,395,438
Marico Ltd.	271,428	1,781,887
Maruti Suzuki India Ltd.	63,115	7,119,208
Mindtree Ltd.	31,172	1,268,387
Mphasis Ltd.	43,664	1,148,689
MRF Ltd.	1,047	1,116,019
Muthoot Finance Ltd.	64,305	842,477
Nestle India Ltd.	17,661	4,397,216
NTPC Ltd.	2,018,747	4,138,144
Oil & Natural Gas Corp. Ltd.	1,303,689	2,256,834
Page Industries Ltd.	3,181	2,026,669
Petronet LNG Ltd.	399,844	1,103,073
PI Industries Ltd.	39,469	1,687,664
Pidilite Industries Ltd.	80,407	2,744,733
Piramal Pharma Ltd., NVS	252,616	678,671
Power Grid Corp. of India Ltd.	1,630,937	4,669,489
Reliance Industries Ltd.	1,596,103	52,288,406
Samvardhana Motherson International Ltd.	683,029	1,041,804
SBI Cards & Payment Services Ltd.	122,703	1,406,945
SBI Life Insurance Co. Ltd.(b)	235,379	3,889,811
Shree Cement Ltd.	5,565	1,527,706
Shriram Transport Finance Co. Ltd.	98,802	1,658,323
Siemens Ltd.	37,400	1,342,828
SRF Ltd.	76,880	2,426,165

Security	Shares	Value

India (continued)
State Bank of India	935,466	$6,159,080
Sun Pharmaceutical Industries Ltd.	502,669	5,609,894
Tata Consultancy Services Ltd.	480,669	19,169,842
Tata Consumer Products Ltd.	287,748	2,908,287
Tata Elxsi Ltd.	17,972	2,004,667
Tata Motors Ltd.(a)	867,792	5,053,667
Tata Power Co. Ltd. (The)	744,384	2,182,805
Tata Steel Ltd.	3,833,897	5,147,399
Tech Mahindra Ltd.	303,712	4,046,515
Titan Co. Ltd.	185,241	6,002,603
Torrent Pharmaceuticals Ltd.	53,152	1,027,044
Trent Ltd.	93,998	1,644,033
UltraTech Cement Ltd.	53,429	4,441,813
United Spirits Ltd.(a)	148,627	1,502,304
UPL Ltd.	258,766	2,478,475
Vedanta Ltd.	384,958	1,290,152
Wipro Ltd.	715,622	3,664,115
Yes Bank Ltd.(a)	5,866,100	1,202,347
Zomato Ltd.(a)	1,232,192	880,802

		484,642,205

Indonesia — 2.9%
Adaro Energy Indonesia Tbk PT	7,617,800	1,816,059
Adaro Minerals Indonesia Tbk PT(a)	4,241,800	489,194
Aneka Tambang Tbk	4,325,000	578,324
Astra International Tbk PT	10,597,400	4,972,502
Bank Central Asia Tbk PT	28,924,900	15,972,990
Bank Jago Tbk PT(a)	2,166,300	1,227,514
Bank Mandiri Persero Tbk PT	9,717,700	5,782,857
Bank Negara Indonesia Persero Tbk PT	3,884,000	2,227,729
Bank Rakyat Indonesia Persero Tbk PT	35,671,171	10,417,016
Barito Pacific Tbk PT	14,476,500	799,141
Charoen Pokphand Indonesia Tbk PT	3,856,300	1,526,411
Gudang Garam Tbk PT	251,500	402,171
Indah Kiat Pulp & Paper Tbk PT	1,425,800	798,660
Indofood CBP Sukses Makmur Tbk PT	1,258,400	704,321
Indofood Sukses Makmur Tbk PT	2,299,700	964,759
Kalbe Farma Tbk PT	11,081,100	1,253,039
Merdeka Copper Gold Tbk PT(a)	6,276,659	1,804,980
Sarana Menara Nusantara Tbk PT	11,979,600	1,001,522
Semen Indonesia Persero Tbk PT	1,554,800	690,425
Sumber Alfaria Trijaya Tbk PT	8,806,400	1,292,445
Telkom Indonesia Persero Tbk PT	25,830,800	7,910,186
Tower Bersama Infrastructure Tbk PT	2,735,400	519,330
Unilever Indonesia Tbk PT	3,945,400	1,219,235
United Tractors Tbk PT	873,700	1,989,473
Vale Indonesia Tbk PT(a)	1,322,300	541,974

		66,902,257

Kuwait — 1.3%
Agility Public Warehousing Co. KSC	784,520	2,140,289
Boubyan Bank KSCP	683,155	1,851,759
Gulf Bank KSCP	816,169	926,724
Kuwait Finance House KSCP	2,692,974	7,860,739
Mabanee Co. KPSC	310,088	833,391
Mobile Telecommunications Co. KSCP	1,131,098	2,220,562
National Bank of Kuwait SAKP	3,774,486	12,911,805

		28,745,269

Malaysia — 2.2%
AMMB Holdings Bhd	990,100	920,244
Axiata Group Bhd	1,433,800	972,311

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
CIMB Group Holdings Bhd	3,559,900	$4,257,174
Dialog Group Bhd	1,909,800	1,033,121
DiGi.Com Bhd	1,619,600	1,351,768
Genting Bhd	1,111,500	1,161,723
Genting Malaysia Bhd	1,590,400	1,055,667
HAP Seng Consolidated Bhd	325,300	505,158
Hartalega Holdings Bhd	901,400	334,337
Hong Leong Bank Bhd	339,300	1,579,285
Hong Leong Financial Group Bhd	120,100	519,156
IHH Healthcare Bhd	948,600	1,309,234
Inari Amertron Bhd	1,382,500	822,821
IOI Corp. Bhd	1,366,200	1,291,258
Kuala Lumpur Kepong Bhd	227,000	1,173,674
Malayan Banking Bhd	2,471,300	4,943,829
Malaysia Airports Holdings Bhd(a)	345,944	452,049
Maxis Bhd(c)	1,223,700	1,048,981
MISC Bhd	735,200	1,163,263
MR DIY Group M Bhd(b)	1,164,350	562,088
Nestle Malaysia Bhd	36,800	1,091,980
Petronas Chemicals Group Bhd	1,245,500	2,443,009
Petronas Dagangan Bhd	151,100	793,397
Petronas Gas Bhd	389,700	1,506,001
PPB Group Bhd	317,140	1,247,160
Press Metal Aluminium Holdings Bhd	1,918,500	2,033,411
Public Bank Bhd	7,976,900	8,376,064
QL Resources Bhd	497,100	566,464
RHB Bank Bhd	753,800	963,191
Sime Darby Bhd	1,419,100	723,031
Sime Darby Plantation Bhd	1,075,400	1,068,949
Telekom Malaysia Bhd	631,800	839,900
Tenaga Nasional Bhd	1,339,100	2,689,869
Top Glove Corp. Bhd(c)	2,759,700	494,111

		51,293,678

Mexico — 2.9%
Alfa SAB de CV, Class A	1,497,300	952,790
America Movil SAB de CV, Series L, NVS	14,646,000	12,482,159
Arca Continental SAB de CV	232,500	1,582,775
Cemex SAB de CV, NVS(a)	7,940,900	2,944,359
Coca-Cola Femsa SAB de CV	275,900	1,686,911
Fibra Uno Administracion SA de CV	1,618,700	1,694,507
Fomento Economico Mexicano SAB de CV	1,016,900	6,373,512
Gruma SAB de CV, Class B(c)	106,370	1,159,080
Grupo Aeroportuario del Pacifico SAB de CV, Class B	189,800	2,702,317
Grupo Aeroportuario del Sureste SAB de CV, Class B	100,470	2,127,990
Grupo Bimbo SAB de CV, Series A	698,600	2,296,245
Grupo Carso SAB de CV, Series A1(c)	231,500	796,659
Grupo Financiero Banorte SAB de CV, Class O	1,361,100	8,038,303
Grupo Financiero Inbursa SAB de CV, Class O(a)	1,132,600	1,784,366
Grupo Mexico SAB de CV, Series B	1,629,300	6,168,963
Grupo Televisa SAB, CPO(c)	1,254,400	1,580,881
Industrias Penoles SAB de CV	75,415	619,858
Kimberly-Clark de Mexico SAB de CV, Class A(c)	792,400	1,073,367
Operadora De Sites Mexicanos SAB de CV	675,300	672,401
Orbia Advance Corp. SAB de CV	521,100	983,408
Promotora y Operadora de Infraestructura SAB de CV	123,080	865,131
Wal-Mart de Mexico SAB de CV	2,745,200	8,971,482

		67,557,464

Security	Shares	Value

Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR	113,314	$602,831
Credicorp Ltd.	37,496	4,832,859
Southern Copper Corp.	44,809	2,109,160

		7,544,850

Philippines — 1.1%
Aboitiz Equity Ventures Inc.	876,510	874,220
ACEN Corp.	4,484,420	597,197
Ayala Corp.	129,160	1,609,529
Ayala Land Inc.	3,843,000	1,950,831
Bank of the Philippine Islands	886,330	1,496,469
BDO Unibank Inc.	1,027,060	2,348,523
Converge Information and Communications Technology Solutions Inc.(a)	1,173,100	361,728
Globe Telecom Inc.	13,360	498,482
GT Capital Holdings Inc.	53,474	457,999
International Container Terminal Services Inc.	507,560	1,634,679
JG Summit Holdings Inc.	1,658,120	1,507,821
Jollibee Foods Corp.	244,400	1,041,702
Manila Electric Co.	110,380	591,157
Metro Pacific Investments Corp.	5,475,600	363,331
Metropolitan Bank & Trust Co.	1,012,527	946,338
Monde Nissin Corp.(a)(b)	3,190,700	936,420
PLDT Inc.	43,710	1,302,894
SM Investments Corp.	125,415	1,851,244
SM Prime Holdings Inc.	6,010,400	4,040,324
Universal Robina Corp.	441,800	958,913

		25,369,801

Poland — 0.8%
Allegro.eu SA (a)(b)(c)	192,915	1,011,875
Bank Polska Kasa Opieki SA	95,146	1,316,260
CD Projekt SA	34,245	610,693
Cyfrowy Polsat SA	133,787	551,775
Dino Polska SA(a)(b)	25,594	1,867,173
KGHM Polska Miedz SA	72,388	1,356,506
LPP SA	586	1,055,165
mBank SA(a)(c)	7,826	359,535
Orange Polska SA	344,005	438,383
PGE Polska Grupa Energetyczna SA(a)	459,306	700,146
Polski Koncern Naftowy ORLEN SA	211,934	2,745,015
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	899,997	1,069,132
Powszechna Kasa Oszczednosci Bank Polski SA	454,946	2,269,517
Powszechny Zaklad Ubezpieczen SA	312,032	1,867,770
Santander Bank Polska SA	19,144	869,895

		18,088,840

Qatar — 1.7%
Barwa Real Estate Co.	953,788	952,963
Commercial Bank PSQC (The)	1,697,404	3,372,597
Industries Qatar QSC	803,107	3,951,943
Masraf Al Rayan QSC	2,899,112	3,555,803
Mesaieed Petrochemical Holding Co.	2,399,508	1,692,591
Ooredoo QPSC	418,427	1,032,185
Qatar Electricity & Water Co. QSC	251,286	1,290,274
Qatar Fuel QSC	260,481	1,345,272
Qatar Gas Transport Co. Ltd.	1,307,690	1,418,697
Qatar International Islamic Bank QSC	373,537	1,206,915
Qatar Islamic Bank SAQ	864,944	6,008,580
Qatar National Bank QPSC	2,418,372	13,539,666

		39,367,486

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Romania — 0.1%
NEPI Rockcastle SA	231,766	$1,234,975

Russia — 0.0%
Alrosa PJSC(d)	1,271,273	208
Gazprom PJSC(a)(d)	5,613,440	920
Inter RAO UES PJSC(d)	19,580,300	3,210
LUKOIL PJSC(d)	197,285	32
Magnit PJSC(d)	26,665	4
Magnit PJSC, GDR(d)	1	—
MMC Norilsk Nickel PJSC(d)	29,789	5
Mobile TeleSystems PJSC(d)	418,880	69
Moscow Exchange MICEX-RTS PJSC(a)(d)	631,870	104
Novatek PJSC(d)	433,150	71
Novolipetsk Steel PJSC(d)	785,210	129
Ozon Holdings PLC, ADR(a)(d)	534	—
PhosAgro PJSC(d)	22,411	4
PhosAgro PJSC, GDR(d)	1	—
PhosAgro PJSC, New(d)	433	4
Polymetal International PLC(d)	137,561	23
Polyus PJSC(d)	13,397	2
Rosneft Oil Co. PJSC(d)	532,936	87
Sberbank of Russia PJSC(a)(d)	4,933,827	809
Severstal PAO(d)	109,143	18
Surgutneftegas PJSC(d)	3,671,000	602
Tatneft PJSC(d)	685,605	112
TCS Group Holding PLC, GDR(a)(d)	58,085	10
United Co. RUSAL International PJSC(a)(d)	1,500,930	246
VK Co. Ltd.(a)(d)	873	—
VTB Bank PJSC(d)	1,160,968,000	190
X5 Retail Group NV, GDR(d)	67,732	11
Yandex NV(a)(d)	149,219	25

		6,895

Saudi Arabia — 6.9%
ACWA Power Co.	42,151	1,958,870
Advanced Petrochemical Co.	66,768	885,783
Al Rajhi Bank	1,027,505	24,598,249
Alinma Bank	510,804	5,146,228
Almarai Co. JSC	131,371	1,848,936
AngloGold Ashanti Ltd.	218,954	2,924,057
Arab National Bank	315,835	2,517,722
Bank AlBilad(a)	258,794	3,477,150
Bank Al-Jazira	210,374	1,313,587
Banque Saudi Fransi	311,184	4,106,550
Bupa Arabia for Cooperative Insurance Co.	31,635	1,383,558
Dar Al Arkan Real Estate Development Co.(a)	275,057	1,031,266
Dr Sulaiman Al Habib Medical Services Group Co.	45,882	2,437,817
Elm Co.	12,378	1,129,785
Emaar Economic City(a)	213,751	572,767
Etihad Etisalat Co.	199,046	1,936,026
Jarir Marketing Co.	31,692	1,446,984
Mobile Telecommunications Co.(a)	210,702	647,424
Mouwasat Medical Services Co.	25,845	1,656,411
National Industrialization Co.(a)	170,031	717,239
Rabigh Refining & Petrochemical Co.(a)	219,696	1,010,535
Reinet Investments SCA	71,646	1,175,908
Riyad Bank	707,474	6,662,377
SABIC Agri-Nutrients Co.	112,494	5,193,160
Sahara International Petrochemical Co.	188,489	2,380,752
Saudi Arabian Mining Co.(a)	451,022	8,899,493
Saudi Arabian Oil Co.(b)	1,269,869	12,649,144

Security	Shares	Value

Saudi Arabia (continued)
Saudi Basic Industries Corp.	471,983	$12,538,339
Saudi British Bank (The)	483,664	5,130,669
Saudi Electricity Co.	441,371	2,954,477
Saudi Industrial Investment Group	190,978	1,295,253
Saudi Investment Bank (The)	256,850	1,365,640
Saudi Kayan Petrochemical Co.(a)	384,026	1,493,384
Saudi National Bank (The)	1,148,744	21,302,150
Saudi Research & Media Group(a)	18,730	1,049,895
Saudi Tadawul Group Holding Co.	18,921	1,143,035
Saudi Telecom Co.	801,845	8,902,491
Savola Group (The)	138,557	1,200,250
Yanbu National Petrochemical Co.	131,310	1,744,890

		159,828,251

South Africa — 4.7%
Absa Group Ltd.	424,020	4,391,641
African Rainbow Minerals Ltd.	58,242	803,411
Anglo American Platinum Ltd.	27,771	1,938,681
Aspen Pharmacare Holdings Ltd.	204,110	1,751,630
Bid Corp. Ltd.	175,267	3,326,018
Bidvest Group Ltd. (The)	152,329	1,911,588
Capitec Bank Holdings Ltd.	45,642	5,427,078
Clicks Group Ltd.	129,426	2,251,859
Discovery Ltd.(a)	263,061	1,884,817
Exxaro Resources Ltd.	128,633	1,638,815
FirstRand Ltd.	2,647,964	9,890,434
Foschini Group Ltd. (The)	171,400	1,272,435
Gold Fields Ltd.	466,460	3,767,295
Growthpoint Properties Ltd.	1,798,956	1,338,025
.Harmony Gold Mining Co. Ltd.	297,052	756,473
Impala Platinum Holdings Ltd.	442,915	4,641,017
Kumba Iron Ore Ltd.	33,992	752,559
Mr. Price Group Ltd.	134,643	1,458,561
MTN Group Ltd.	887,240	6,421,882
MultiChoice Group	195,517	1,319,636
Naspers Ltd., Class N	114,340	16,122,676
Nedbank Group Ltd.	239,704	2,829,338
Northam Platinum Holdings Ltd.(a)	175,669	1,653,235
Old Mutual Ltd.	2,463,119	1,459,207
Pepkor Holdings Ltd.(b)	865,345	1,015,958
Remgro Ltd.	276,498	2,050,353
Sanlam Ltd.	935,594	2,908,617
Sasol Ltd.(a)	296,914	5,710,442
Shoprite Holdings Ltd.	264,654	3,588,714
Sibanye Stillwater Ltd.	1,470,316	3,284,717
SPAR Group Ltd. (The)	103,455	945,719
Standard Bank Group Ltd.	704,789	6,289,237
Vodacom Group Ltd.	338,543	2,491,899
Woolworths Holdings Ltd.	523,455	1,711,361

		109,005,328

South Korea — 16.0%
Alteogen Inc.(a)	14,165	667,853
Amorepacific Corp.	15,032	1,370,032
AMOREPACIFIC Group	15,267	395,205
BGF retail Co. Ltd.	4,101	491,212
Celltrion Healthcare Co. Ltd.	44,517	2,382,289
Celltrion Inc.	51,667	7,272,516
Celltrion Pharm Inc.(a)	8,611	500,861
Cheil Worldwide Inc.	35,992	586,796
CJ CheilJedang Corp.	4,434	1,345,000
CJ Corp.	7,793	453,416

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
CJ ENM Co. Ltd.	5,522	$402,481
CJ Logistics Corp.(a)	4,926	434,188
Coway Co. Ltd.	28,826	1,367,633
DB Insurance Co. Ltd.	24,039	1,070,547
Doosan Bobcat Inc.	26,406	678,907
Doosan Enerbility Co. Ltd.(a)	213,871	3,214,192
Ecopro BM Co. Ltd.	25,441	2,105,059
E-MART Inc.	10,729	778,906
F&F Co. Ltd./New	9,010	950,686
Green Cross Corp.	2,974	363,050
GS Engineering & Construction Corp.	33,082	739,990
GS Holdings Corp.	25,184	864,617
Hana Financial Group Inc.	156,294	4,555,447
Hankook Tire & Technology Co. Ltd.	38,035	1,072,275
Hanmi Pharm Co. Ltd.	3,696	846,976
Hanon Systems	97,382	744,699
Hanwha Solutions Corp.(a)	59,713	2,328,322
HD Hyundai Co. Ltd.	25,059	1,176,603
HLB Inc.(a)	50,229	1,833,828
HMM Co. Ltd.	140,482	2,315,158
Hotel Shilla Co. Ltd.	16,295	892,626
HYBE Co. Ltd.(a)(c)	9,714	1,301,729
Hyundai Engineering & Construction Co. Ltd.	40,531	1,449,301
Hyundai Glovis Co. Ltd.	9,720	1,273,582
Hyundai Heavy Industries Co. Ltd.(a)	9,365	996,537
Hyundai Mobis Co. Ltd.	32,157	5,128,181
Hyundai Motor Co.	72,740	10,567,829
Hyundai Steel Co.	44,955	1,096,215
Iljin Materials Co. Ltd.(c)	12,032	659,353
Industrial Bank of Korea	138,973	989,533
Kakao Corp.	163,080	8,855,840
Kakao Games Corp.(a)(c)	18,099	705,944
KakaoBank Corp.(a)	62,533	1,266,211
Kangwon Land Inc.(a)(c)	48,639	958,992
KB Financial Group Inc.	205,585	7,546,807
Kia Corp.	137,753	8,256,616
Korea Aerospace Industries Ltd.(c)	38,067	1,727,320
Korea Electric Power Corp.(a)	134,140	2,091,628
Korea Investment Holdings Co. Ltd.	21,912	923,920
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	21,899	1,580,471
Korea Zinc Co. Ltd.	4,531	2,266,527
Korean Air Lines Co. Ltd.(a)	90,122	1,791,182
Krafton Inc.(a)	12,825	2,342,807
KT&G Corp.	57,294	3,558,957
Kumho Petrochemical Co. Ltd.	9,477	914,123
L&F Co. Ltd.(a)	12,152	2,061,012
LG Chem Ltd.	25,925	12,135,396
LG Corp.	49,319	3,009,494
LG Display Co. Ltd.	121,375	1,402,727
LG Electronics Inc.	55,532	4,155,460
LG Energy Solution(a)(c)	12,241	4,195,201
LG H&H Co. Ltd.	4,967	2,630,230
LG Innotek Co. Ltd.	7,417	1,888,056
LG Uplus Corp.	113,548	972,423
Lotte Chemical Corp.	8,895	1,154,967
Lotte Shopping Co. Ltd.	5,625	412,885
Meritz Financial Group Inc.(c)	16,930	388,040
Meritz Fire & Marine Insurance Co. Ltd.	18,497	528,098
Meritz Securities Co. Ltd.	136,657	492,518

Security	Shares	Value

South Korea (continued)
Mirae Asset Securities Co. Ltd.	145,168	$707,961
NAVER Corp.	68,735	12,196,791
NCSoft Corp.	8,605	2,418,110
Netmarble Corp.(b)	11,294	532,473
NH Investment & Securities Co. Ltd.	83,266	616,404
Orion Corp./Republic of Korea	12,456	912,458
Pan Ocean Co. Ltd.	138,875	531,386
Pearl Abyss Corp.(a)	15,763	662,852
POSCO Chemical Co. Ltd.	14,141	1,757,922
POSCO Holdings Inc.	41,027	7,760,880
S-1 Corp.	9,084	394,426
Samsung Biologics Co. Ltd.(a)(b)	9,283	5,773,646
Samsung C&T Corp.	44,059	3,944,904
Samsung Electro-Mechanics Co. Ltd.	28,858	2,987,858
Samsung Electronics Co. Ltd.	2,505,263	110,985,013
Samsung Engineering Co. Ltd.(a)(c)	80,746	1,403,935
Samsung Fire & Marine Insurance Co. Ltd.	16,154	2,347,727
Samsung Heavy Industries Co. Ltd.(a)	321,434	1,426,152
Samsung Life Insurance Co. Ltd.(c)	41,306	1,906,439
Samsung SDI Co. Ltd.	28,819	12,740,924
Samsung SDS Co. Ltd.	18,251	1,741,849
Samsung Securities Co. Ltd.	33,055	832,164
SD Biosensor Inc.	18,753	490,289
Seegene Inc.(c)	18,945	443,842
Shinhan Financial Group Co. Ltd.	243,589	6,599,671
SK Biopharmaceuticals Co. Ltd.(a)(c)	16,335	868,484
SK Bioscience Co. Ltd.(a)(c)	12,057	1,009,397
SK Chemicals Co. Ltd.	5,841	423,430
SK Hynix Inc.	285,623	20,081,561
SK IE Technology Co. Ltd.(a)(b)(c)	12,883	792,463
SK Inc.	19,403	3,356,116
SK Innovation Co. Ltd.(a)	28,986	4,080,513
SK Square Co. Ltd.(a)	51,109	1,535,773
SKC Co. Ltd.(c)	11,007	989,089
S-Oil Corp.	23,564	1,787,328
Woori Financial Group Inc.	284,819	2,576,451
Yuhan Corp.	27,792	1,175,349

		368,669,512

Taiwan — 21.4%
Accton Technology Corp.	268,000	2,467,905
Acer Inc.	1,524,000	1,094,570
Advantech Co. Ltd.	226,299	2,414,159
Airtac International Group(a)	75,439	2,022,816
ASE Technology Holding Co. Ltd.	1,722,000	4,790,621
Asia Cement Corp.	1,189,000	1,683,183
ASMedia Technology Inc.	15,000	452,761
Asustek Computer Inc.	378,000	3,145,353
AUO Corp.	4,263,000	2,327,723
Catcher Technology Co. Ltd.(a)	365,000	2,212,553
Cathay Financial Holding Co. Ltd.	4,150,063	6,037,621
Chailease Holding Co. Ltd.	724,035	4,648,817
Chang Hwa Commercial Bank Ltd.	2,388,153	1,379,423
Cheng Shin Rubber Industry Co. Ltd.	952,000	1,102,839
China Airlines Ltd.	1,460,000	1,079,999
China Development Financial Holding Corp.	8,036,920	3,511,274
China Steel Corp.	6,173,000	5,846,239
Chunghwa Telecom Co. Ltd.	1,986,000	7,880,624
Compal Electronics Inc.	2,212,000	1,646,979
CTBC Financial Holding Co. Ltd.	9,156,000	7,013,093
Delta Electronics Inc.	1,022,000	8,750,003

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
E Ink Holdings Inc.	455,000	$3,538,005
E.Sun Financial Holding Co. Ltd.	6,710,855	6,183,441
Eclat Textile Co. Ltd.	108,000	1,564,211
eMemory Technology Inc.	35,000	1,565,349
Eva Airways Corp.	1,363,000	1,491,625
Evergreen Marine Corp. Taiwan Ltd.	1,341,000	3,842,924
Far Eastern New Century Corp.	1,661,000	1,779,860
Far EasTone Telecommunications Co. Ltd.	840,000	2,060,146
Feng TAY Enterprise Co. Ltd.	246,000	1,380,148
First Financial Holding Co. Ltd.	5,513,466	4,783,365
Formosa Chemicals & Fibre Corp.	1,840,000	4,133,740
Formosa Petrochemical Corp.	599,000	1,641,927
Formosa Plastics Corp.	2,182,000	6,505,838
Fubon Financial Holding Co. Ltd.	3,724,230	6,983,112
Giant Manufacturing Co. Ltd.	169,000	1,320,128
Globalwafers Co. Ltd.	120,000	1,898,504
Hon Hai Precision Industry Co. Ltd.	6,545,200	23,306,010
Hotai Motor Co. Ltd.	159,600	3,198,019
Hua Nan Financial Holdings Co. Ltd.	4,582,078	3,477,856
Innolux Corp.	5,215,000	2,054,149
Inventec Corp.	1,400,000	1,059,897
Largan Precision Co. Ltd.	54,000	3,434,949
Lite-On Technology Corp.	1,070,000	2,302,671
MediaTek Inc.	803,000	17,374,289
Mega Financial Holding Co. Ltd.	5,820,825	6,827,397
Micro-Star International Co. Ltd.	359,000	1,343,962
momo.com Inc.	35,200	834,679
Nan Ya Plastics Corp.	2,495,000	5,604,259
Nan Ya Printed Circuit Board Corp.	125,000	1,090,528
Nanya Technology Corp.	674,000	1,170,596
Nien Made Enterprise Co. Ltd.	97,000	895,769
Novatek Microelectronics Corp.	309,000	2,643,589
Parade Technologies Ltd.	41,000	1,147,739
Pegatron Corp.	1,057,000	2,198,374
Pou Chen Corp.	1,145,000	1,084,649
Powerchip Semiconductor Manufacturing Corp.	1,556,000	1,744,807
President Chain Store Corp.	305,000	2,680,207
Quanta Computer Inc.	1,420,000	3,681,220
Realtek Semiconductor Corp.	244,000	2,741,753
Ruentex Development Co. Ltd.	614,400	1,266,924
Shanghai Commercial & Savings Bank Ltd. (The)	1,870,437	3,044,523
Shin Kong Financial Holding Co. Ltd.	6,706,897	1,926,766
Silergy Corp.	174,000	2,982,967
SinoPac Financial Holdings Co. Ltd.	5,362,401	3,040,011
Synnex Technology International Corp.	702,000	1,279,593
Taishin Financial Holding Co. Ltd.	5,614,981	2,786,865
Taiwan Cement Corp.	3,167,671	4,077,704
Taiwan Cooperative Financial Holding Co. Ltd.	5,109,535	4,614,371
Taiwan High Speed Rail Corp.	1,016,000	971,364
Taiwan Mobile Co. Ltd.	936,000	3,059,447
Taiwan Semiconductor Manufacturing Co. Ltd.	12,934,000	211,726,752
Unimicron Technology Corp.	658,000	3,224,019
Uni-President Enterprises Corp.	2,527,000	5,461,003
United Microelectronics Corp.	6,227,000	8,284,815
Vanguard International Semiconductor Corp.	474,000	1,145,906
Voltronic Power Technology Corp.	35,000	1,975,001
Walsin Lihwa Corp.	1,374,473	1,775,040
Wan Hai Lines Ltd.	380,015	1,071,031
Win Semiconductors Corp.	187,000	1,086,159
Winbond Electronics Corp.	1,590,000	1,145,601

Security	Shares	Value

Taiwan (continued)
Wiwynn Corp.	49,000	$1,226,642
WPG Holdings Ltd.	865,520	1,455,570
Yageo Corp.	231,000	2,470,595
Yang Ming Marine Transport Corp.	929,000	2,379,887
Yuanta Financial Holding Co. Ltd.	5,176,229	3,435,956
Zhen Ding Technology Holding Ltd.	363,000	1,347,159

		492,339,917

Thailand — 3.0%
Advanced Info Service PCL, NVDR	624,500	3,285,565
Airports of Thailand PCL, NVDR(a)	2,256,200	4,496,048
Asset World Corp. PCL, NVDR	4,203,000	643,736
B Grimm Power PCL, NVDR	475,600	481,778
Bangkok Commercial Asset Management PCL, NVDR(c)	965,700	486,718
Bangkok Dusit Medical Services PCL, NVDR	5,376,700	4,309,158
Bangkok Expressway & Metro PCL, NVDR	3,957,800	948,991
Berli Jucker PCL, NVDR	642,600	590,531
BTS Group Holdings PCL, NVDR(c)	4,085,800	940,522
Bumrungrad Hospital PCL, NVDR	302,000	1,788,218
Carabao Group PCL, NVDR	160,100	442,959
Central Pattana PCL, NVDR	1,075,300	2,039,210
Central Retail Corp. PCL, NVDR	941,100	1,043,171
Charoen Pokphand Foods PCL, NVDR	2,058,400	1,466,621
CP ALL PCL, NVDR	3,067,600	5,170,607
Delta Electronics Thailand PCL, NVDR	165,800	2,375,766
Electricity Generating PCL, NVDR	144,600	725,035
Energy Absolute PCL, NVDR(c)	881,100	2,057,099
Global Power Synergy PCL, NVDR	365,800	680,922
Gulf Energy Development PCL, NVDR	1,541,900	2,163,675
Home Product Center PCL, NVDR	3,085,700	1,175,485
Indorama Ventures PCL, NVDR	875,100	1,036,390
Intouch Holdings PCL, NVDR	584,050	1,163,388
JMT Network Services PCL, NVDR	353,300	754,810
Kasikornbank PCL, NVDR	310,100	1,305,460
Krung Thai Bank PCL, NVDR	1,825,900	844,244
Krungthai Card PCL, NVDR	468,400	772,312
Land & Houses PCL, NVDR	4,364,900	1,064,865
Minor International PCL, NVDR(a)	1,640,800	1,469,332
Muangthai Capital PCL, NVDR(c)	389,100	452,676
Osotspa PCL, NVDR	779,300	667,237
PTT Exploration & Production PCL, NVDR	727,000	3,362,398
PTT Global Chemical PCL, NVDR	1,184,800	1,540,510
PTT Oil & Retail Business PCL, NVDR	1,562,800	1,166,684
PTT Public Company Ltd., NVDR	5,240,100	5,383,796
Ratch Group PCL, NVDR	527,800	636,680
SCB X PCL, NVS(c)	437,000	1,320,988
SCG Packaging PCL, NVDR	677,200	1,051,941
Siam Cement PCL (The), NVDR	412,200	4,043,670
Srisawad Corp. PCL, NVDR(c)	375,800	501,169
Thai Oil PCL, NVDR	594,500	989,123
Thai Union Group PCL, NVDR(c)	1,513,800	725,888
True Corp. PCL, NVDR(c)	5,962,900	745,292

		68,310,668

Turkey — 0.5%
Akbank TAS	1,638,550	1,055,633
Aselsan Elektronik Sanayi Ve Ticaret AS	356,120	509,441
BIM Birlesik Magazalar AS	240,385	1,442,176
Eregli Demir ve Celik Fabrikalari TAS	727,602	1,149,731
Ford Otomotiv Sanayi AS	37,056	673,310
Haci Omer Sabanci Holding AS	530,862	742,960

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
KOC Holding AS	391,604	$977,013
Turk Hava Yollari AO(a)	287,169	1,151,735
Turkcell Iletisim Hizmetleri AS	640,516	756,898
Turkiye Is Bankasi AS, Class C(c)	1,819,310	788,077
Turkiye Petrol Rafinerileri AS(a)	64,652	1,274,668
Turkiye Sise ve Cam Fabrikalari AS	718,751	979,051

		11,500,693

United Arab Emirates — 1.9%
Abu Dhabi Commercial Bank PJSC	1,445,810	3,566,674
Abu Dhabi Islamic Bank PJSC	761,461	1,831,719
Abu Dhabi National Oil Co. for Distribution PJSC	1,629,641	1,969,087
Aldar Properties PJSC	2,049,509	2,684,083
Dubai Islamic Bank PJSC	1,529,780	2,433,052
Emaar Properties PJSC	2,091,161	3,553,850
Emirates NBD Bank PJSC	987,222	3,581,333
Emirates Telecommunications Group Co. PJSC	1,821,768	12,756,493
First Abu Dhabi Bank PJSC	2,314,011	12,017,704

		44,393,995

Total Common Stocks — 95.9% (Cost: $2,618,987,353)		2,211,185,236

Preferred Stocks

Brazil — 2.1%
Banco Bradesco SA, Preference Shares, NVS	2,790,223	10,168,889
Braskem SA, Class A, Preference Shares, NVS	100,884	590,481
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	138,540	1,275,578
Cia. Energetica de Minas Gerais, Preference Shares, NVS	731,948	1,702,401
Gerdau SA, Preference Shares, NVS	599,874	2,688,963
Itau Unibanco Holding SA, Preference Shares, NVS	2,545,947	12,630,880
Itausa SA, Preference Shares, NVS	2,416,142	4,249,519
Petroleo Brasileiro SA, Preference Shares, NVS	2,512,173	16,046,346

		49,353,057

Chile — 0.3%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	74,895	7,487,578

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	237,470	1,639,610

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	3,036,700	498

South Korea — 0.9%
Hyundai Motor Co.
Preference Shares, NVS	12,057	818,176

Security	Shares	Value

South Korea (continued)
Series 2, Preference Shares, NVS	19,121	$1,326,529
LG Chem Ltd., Preference Shares, NVS	4,049	904,696
LG H&H Co. Ltd., Preference Shares, NVS	963	262,460
Samsung Electronics Co. Ltd., Preference Shares, NVS	429,955	17,392,607

		20,704,468

Total Preferred Stocks — 3.4% (Cost: $84,151,273)		79,185,211

Rights

Thailand — 0.0%
Thai Oil PCL (Expires 09/14/22)(a)	51,920	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.3% (Cost: $2,703,138,626)		2,290,370,447

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	16,619,731	16,624,717
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	4,900,000	4,900,000

Total Short-Term Securities — 0.9% (Cost: $21,518,957)		21,524,717

Total Investments in Securities — 100.2% (Cost: $2,724,657,583)		2,311,895,164

Liabilities in Excess of Other Assets — (0.2)%		(4,733,191)

Net Assets — 100.0%		$2,307,161,973

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,479,242	$11,148,064	(a)	$—	$(8,349)	$5,760	$16,624,717	16,619,731	$332,808	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	4,900,000	(a)	—	—	—	4,900,000	4,900,000	27,178		—

					$(8,349)	$5,760	$21,524,717		$359,986		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	322	09/16/22	$15,809	$(278,995)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$278,995	$—	$—	$—	$278,995

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(722,288)	$—	$—	$—	$(722,288)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(423,675)	$—	$—	$—	$(423,675)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,149,670

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets ex China ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$273,262,471	$1,937,915,870	$6,895	$2,211,185,236
Preferred Stocks	58,480,245	20,704,468	498	79,185,211
Rights	—	—	—	—
Money Market Funds	21,524,717	—	—	21,524,717

	$353,267,433	$1,958,620,338	$7,393	$2,311,895,164

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(278,995)	$—	$—	$(278,995)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 0.4%
Klabin SA	2,376,610	$8,602,100
Raia Drogasil SA	1,294,730	5,415,448
Suzano SA	1,254,541	10,673,148
Vale SA	201,172	2,494,155

		27,184,851

China — 25.9%
360 Security Technology Inc., Class A	7,697,300	8,125,495
Agricultural Bank of China Ltd., Class A	37,083,298	15,285,083
Agricultural Bank of China Ltd., Class H	162,895,000	53,227,836
Alibaba Group Holding Ltd.(a)	783,368	9,346,004
Anhui Conch Cement Co. Ltd., Class H	626,500	2,387,499
Anhui Gujing Distillery Co. Ltd., Class B	2,106,189	32,159,248
ANTA Sports Products Ltd.	1,101,000	13,258,721
Apeloa Pharmaceutical Co. Ltd., Class A	1,246,397	3,246,724
Bank of China Ltd., Class A	37,302,600	16,398,320
Bank of China Ltd., Class H	250,911,000	87,559,937
Bank of Communications Co. Ltd., Class A	25,963,774	17,189,646
Bank of Communications Co. Ltd., Class H	16,176,000	9,216,579
Bank of Ningbo Co. Ltd., Class A	894,765	3,846,657
Bank of Shanghai Co. Ltd., Class A	6,283,584	5,366,435
BeiGene Ltd., ADR(a)(b)	77,559	13,313,778
Beijing Capital International Airport Co. Ltd., Class H(a)	14,196,000	8,910,209
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,703,367	5,461,903
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	215,900	3,694,662
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	37,125,735	24,821,673
BOE Technology Group Co. Ltd., Class A	36,406,300	19,436,279
CanSino Biologics Inc., Class H(b)(c)	354,000	2,209,508
CGN Power Co. Ltd., Class H(c)	88,135,000	20,960,829
Changchun High & New Technology Industry Group Inc., Class A	194,800	4,972,790
Chifeng Jilong Gold Mining Co. Ltd., Class A(a)	1,941,200	5,443,968
China CITIC Bank Corp. Ltd., Class H	27,562,000	11,816,104
China Conch Venture Holdings Ltd.	13,770,000	28,101,630
China Construction Bank Corp., Class A	10,300,584	8,218,086
China Construction Bank Corp., Class H	63,594,000	39,312,722
China Feihe Ltd.(c)	5,607,000	4,640,667
China Gas Holdings Ltd.	2,985,400	4,224,646
China Huishan Dairy Holdings Co. Ltd.(d)	5,944,807	8
China Life Insurance Co. Ltd., Class H	2,318,000	3,323,369
China Meidong Auto Holdings Ltd.	3,118,000	6,340,619
China Mengniu Dairy Co. Ltd.	5,588,000	25,304,013
China Merchants Bank Co. Ltd., Class H	2,949,500	15,084,070
China Minsheng Banking Corp. Ltd., Class A	22,820,554	11,878,961
China Petroleum & Chemical Corp., Class H	16,092,000	7,567,181
China Resources Beer Holdings Co. Ltd.	6,130,000	42,732,336
China Resources Gas Group Ltd.	4,226,100	16,453,921
China Shenhua Energy Co. Ltd., Class H	2,819,500	8,842,716
China Tourism Group Duty Free Corp. Ltd., Class A	821,563	23,166,520
China Tower Corp. Ltd., Class H(c)	347,558,000	43,339,735
China United Network Communications Ltd., Class A	33,690,235	17,281,176
China Yangtze Power Co. Ltd., Class A	25,038,401	86,715,894
China Zhenhua Group Science & Technology Co. Ltd., Class A	241,500	3,907,289
Chongqing Zhifei Biological Products Co. Ltd., Class A	715,000	9,700,960
CSPC Pharmaceutical Group Ltd.	4,660,000	4,727,214
Daan Gene Co. Ltd., Class A	1,642,200	4,197,433
Dali Foods Group Co. Ltd.(c)	7,066,000	3,230,237

Security	Shares	Value

China (continued)
ENN Energy Holdings Ltd.	1,457,400	$21,172,257
Foshan Haitian Flavouring & Food Co. Ltd., Class A	493,929	5,746,869
Founder Securities Co. Ltd., Class A	8,904,400	8,935,381
Fuyao Glass Industry Group Co. Ltd., Class A	587,603	3,317,356
Gree Electric Appliances Inc. of Zhuhai, Class A	1,386,000	6,382,571
Guangdong Haid Group Co. Ltd., Class A	1,765,026	15,559,525
Guangdong Investment Ltd.	15,166,000	13,894,365
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,520,694	5,980,578
Guangzhou Haige Communications Group Inc. Co., Class A	2,492,600	3,143,158
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	545,300	5,251,026
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	344,100	3,406,886
Hansoh Pharmaceutical Group Co. Ltd.(c)	6,200,000	12,369,846
Hengan International Group Co. Ltd.(b)	1,867,500	8,936,940
Huagong Tech Co. Ltd., Class A	1,130,515	3,446,778
Hualan Biological Engineering Inc., Class A	1,305,180	3,715,615
Huaxia Bank Co. Ltd., Class A	9,988,723	7,419,772
Hundsun Technologies Inc., Class A	1,370,012	6,640,547
Iflytek Co. Ltd., Class A	2,495,581	13,478,734
Industrial & Commercial Bank of China Ltd., Class A	4,887,600	3,095,438
Industrial & Commercial Bank of China Ltd., Class H	124,774,000	63,390,540
Industrial Bank Co. Ltd., Class A	2,706,982	6,677,348
Inspur Electronic Information Industry Co. Ltd., Class A	1,566,036	5,234,815
Jiangsu Expressway Co. Ltd., Class H	21,628,000	18,524,502
Jiangsu Hengrui Medicine Co. Ltd., Class A	4,210,153	21,058,694
Joinn Laboratories China Co. Ltd., Class A	522,926	5,873,614
Jointown Pharmaceutical Group Co. Ltd., Class A	2,004,142	3,441,283
Kweichow Moutai Co. Ltd., Class A	55,590	15,453,120
Legend Biotech Corp., ADR(a)(b)	144,827	6,733,008
Lenovo Group Ltd.(b)	9,744,000	8,025,273
LONGi Green Energy Technology Co. Ltd., Class A	403,140	2,966,306
Muyuan Foods Co. Ltd., Class A	637,200	5,383,412
PetroChina Co. Ltd., Class A	5,353,200	4,147,571
Pharmaron Beijing Co. Ltd., Class H(c)	443,050	2,930,636
Ping An Insurance Group Co. of China Ltd., Class H	3,468,500	20,400,480
Postal Savings Bank of China Co. Ltd., Class H(c)	67,477,000	40,281,827
Sangfor Technologies Inc., Class A	247,400	3,443,003
SDIC Power Holdings Co. Ltd., Class A	7,366,982	11,873,853
SF Holding Co. Ltd., Class A	1,244,500	8,867,255
Shandong Gold Mining Co. Ltd., Class A	3,800,248	9,814,516
Shandong Gold Mining Co. Ltd., Class H(b)(c)	9,530,250	16,156,183
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,971,600	6,744,318
Shanghai Baosight Software Co. Ltd., Class B	9,062,050	27,445,569
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	105,449	3,134,649
Shanghai International Airport Co. Ltd., Class A(a)	589,500	4,797,634
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	21,466,594	17,883,175
Shanghai M&G Stationery Inc., Class A	613,551	3,935,106
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,043,900	7,332,784
Shanghai Pudong Development Bank Co. Ltd., Class A	5,944,868	6,244,061
Shanghai RAAS Blood Products Co. Ltd., Class A	7,291,300	6,153,218
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	270,700	11,461,379
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	283,300	12,193,429
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	911,961	3,363,723
Shenzhou International Group Holdings Ltd.	1,479,100	15,458,526

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sichuan Chuantou Energy Co. Ltd., Class A	3,879,707	$7,397,423
Sino Biopharmaceutical Ltd.	18,287,000	9,604,618
Sinopec Shanghai Petrochemical Co. Ltd., Class A	6,778,567	3,087,759
Sinopharm Group Co. Ltd., Class H	1,638,800	3,650,907
Songcheng Performance Development Co. Ltd., Class A	2,776,559	5,077,960
TCL Technology Group Corp., Class A	5,204,600	3,113,965
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	1,309,207	9,071,700
Tencent Holdings Ltd.	391,800	16,193,386
Thunder Software Technology Co. Ltd., Class A	200,400	3,543,175
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	827,861	3,610,883
Tianshui Huatian Technology Co. Ltd., Class A	2,445,600	3,385,100
Tingyi Cayman Islands Holding Corp.	4,226,000	7,504,214
Topchoice Medical Corp., Class A(a)	237,797	3,988,020
TravelSky Technology Ltd., Class H	2,418,000	4,214,291
Walvax Biotechnology Co. Ltd., Class A	931,106	5,858,214
Want Want China Holdings Ltd.	11,777,000	8,295,970
Wuliangye Yibin Co. Ltd., Class A	276,500	6,663,161
WuXi AppTec Co. Ltd., Class H(c)	669,064	7,553,067
Xiaomi Corp., Class B(a)(c)	11,376,000	16,616,452
Yealink Network Technology Corp. Ltd., Class A	325,794	3,362,674
Yonyou Network Technology Co. Ltd., Class A	1,192,500	3,449,033
Yum China Holdings Inc.(b)	920,727	46,137,630
Yunnan Baiyao Group Co. Ltd., Class A	418,738	3,166,791
Zhejiang Dahua Technology Co. Ltd., Class A	1,646,500	3,495,663
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	970,263	5,751,298
Zhejiang Supor Co. Ltd., Class A	387,685	2,566,275
Zhongsheng Group Holdings Ltd.	1,826,500	8,636,364
ZTE Corp., Class A	4,199,220	14,824,082
ZTO Express Cayman Inc., ADR	309,732	8,068,519

		1,602,554,336

Czech Republic — 0.2%
CEZ AS	329,378	13,343,772

Egypt — 0.2%
Commercial International Bank Egypt SAE	5,431,373	10,756,983

Greece — 0.6%
Hellenic Telecommunications Organization SA	2,209,242	35,146,502

Hungary — 0.5%
Richter Gedeon Nyrt	1,391,580	28,057,191

India — 13.8%
ACC Ltd.	526,655	15,090,978
Adani Green Energy Ltd.(a)	161,320	4,874,419
Apollo Hospitals Enterprise Ltd.	100,630	5,406,687
Asian Paints Ltd.	1,203,778	50,677,634
Bajaj Auto Ltd.	356,570	18,161,486
Bharti Airtel Ltd.	2,399,528	21,735,986
Britannia Industries Ltd.	469,198	21,954,415
Cipla Ltd.	2,540,971	32,926,742
Colgate-Palmolive India Ltd.	231,108	4,852,559
Dabur India Ltd.	5,082,908	37,061,078
Divi’s Laboratories Ltd.	353,016	15,938,235
Dr. Reddy’s Laboratories Ltd.	532,615	28,146,721
Eicher Motors Ltd.	137,524	5,739,597
HCL Technologies Ltd.	4,688,026	54,530,349
Hindustan Unilever Ltd.	1,717,059	56,844,889
Housing Development Finance Corp. Ltd.	114,368	3,462,538

Security	Shares	Value

India (continued)
Infosys Ltd.	4,001,452	$73,751,123
Lupin Ltd.	1,369,434	11,443,596
Marico Ltd.	4,997,885	32,810,421
Maruti Suzuki India Ltd.	37,588	4,239,829
Mindtree Ltd.	87,557	3,562,690
Mphasis Ltd.	201,577	5,302,980
MRF Ltd.	27,909	29,748,791
Nestle India Ltd.	82,783	20,611,218
Page Industries Ltd.	45,113	28,742,258
Pidilite Industries Ltd.	1,508,170	51,482,137
Reliance Industries Ltd.	733,578	24,032,048
Sun Pharmaceutical Industries Ltd.	2,523,890	28,167,156
Tata Consultancy Services Ltd.	1,783,458	71,127,132
Tech Mahindra Ltd.	2,054,414	27,372,042
Titan Co. Ltd.	844,770	27,374,174
UltraTech Cement Ltd.	44,930	3,735,250
Wipro Ltd.	6,177,988	31,632,420

		852,539,578

Indonesia — 0.1%
Bank Jago Tbk PT(a)	5,461,600	3,094,765

Kuwait — 2.6%
Agility Public Warehousing Co. KSC	2,351,394	6,414,959
Kuwait Finance House KSCP	9,270,573	27,060,623
Mobile Telecommunications Co. KSCP	28,138,391	55,241,037
National Bank of Kuwait SAKP	20,256,307	69,293,009

		158,009,628

Malaysia — 4.7%
DiGi.Com Bhd	20,879,000	17,426,256
Genting Malaysia Bhd	4,644,700	3,083,034
Hong Leong Bank Bhd	6,335,500	29,488,826
IHH Healthcare Bhd	27,387,600	37,799,679
IOI Corp. Bhd	4,014,800	3,794,571
Malayan Banking Bhd	29,576,400	59,167,510
Malaysia Airports Holdings Bhd(a)	2,389,500	3,122,384
Maxis Bhd	11,608,400	9,950,958
MISC Bhd(b)	3,339,600	5,284,052
MR DIY Group M Bhd(c)	15,572,950	7,517,815
Nestle Malaysia Bhd	1,317,200	39,085,761
Petronas Chemicals Group Bhd	6,162,600	12,087,748
Petronas Dagangan Bhd	2,058,000	10,806,167
PPB Group Bhd	4,852,200	19,081,381
Public Bank Bhd	6,211,600	6,522,428
Telekom Malaysia Bhd	5,305,800	7,053,405
Tenaga Nasional Bhd	8,154,200	16,379,457
Top Glove Corp. Bhd(b)	9,545,700	1,709,112

		289,360,544

Mexico — 0.5%
Wal-Mart de Mexico SAB de CV(b)	10,292,300	33,635,869

Peru — 0.5%
Cia. de Minas Buenaventura SAA, ADR	1,851,127	9,847,996
Credicorp Ltd.	180,780	23,300,734

		33,148,730

Philippines — 1.4%
ACEN Corp.	25,378,500	3,379,695
Bank of the Philippine Islands	13,261,058	22,389,820
BDO Unibank Inc.	5,087,883	11,634,191
Globe Telecom Inc.	195,025	7,276,680
International Container Terminal Services Inc.	6,416,640	20,665,827

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
Manila Electric Co.	2,442,310	$13,080,165
PLDT Inc.	108,250	3,226,682
SM Investments Corp.	225,985	3,335,752

		84,988,812

Poland — 0.2%
Dino Polska SA(a)(c)	171,511	12,512,335

Qatar — 3.3%
Masraf Al Rayan QSC	53,709,840	65,875,899
Ooredoo QPSC	3,737,921	9,220,784
Qatar Electricity & Water Co. QSC	5,095,040	26,161,418
Qatar Fuel QSC	1,666,797	8,608,287
Qatar Islamic Bank SAQ	6,154,918	42,756,893
Qatar National Bank QPSC	9,301,059	52,073,556

		204,696,837

Russia — 0.0%
Polymetal International PLC(d)	244,417	40
Polyus PJSC(d)	95,932	16
Rosneft Oil Co. PJSC(d)	759,070	124
Yandex NV(a)(d)	49,681	8

		188

Saudi Arabia — 9.8%
Advanced Petrochemical Co.	868,544	11,522,603
Al Rajhi Bank	3,873,816	92,738,323
Alinma Bank	4,206,165	42,376,109
Bank AlBilad(a)	527,742	7,090,729
Bank Al-Jazira	1,620,877	10,120,850
Bupa Arabia for Cooperative Insurance Co.	157,583	6,891,898
Dar Al Arkan Real Estate Development Co.(a)	10,320,537	38,694,592
Dr Sulaiman Al Habib Medical Services Group Co.	176,042	9,353,520
Emaar Economic City(a)	7,806,491	20,918,256
Etihad Etisalat Co.	5,214,463	50,718,607
Jarir Marketing Co.	1,146,726	52,356,866
Mobile Telecommunications Co.(a)	8,517,606	26,172,061
SABIC Agri-Nutrients Co.	1,043,285	48,162,084
Saudi Arabian Oil Co.(c)	2,280,398	22,715,007
Saudi Basic Industries Corp.	1,706,612	45,336,549
Saudi Electricity Co.	4,447,876	29,773,472
Saudi Telecom Co.	7,424,031	82,425,372
Yanbu National Petrochemical Co.	735,247	9,770,199

		607,137,097

South Korea — 5.9%
Amorepacific Corp.	26,771	2,439,936
Celltrion Healthcare Co. Ltd.	75,881	4,060,707
Celltrion Inc.	52,352	7,368,935
CJ Logistics Corp.(a)	79,356	6,994,597
Coway Co. Ltd.(b)	160,469	7,613,358
Hanon Systems	853,859	6,529,628
HLB Inc.(a)	124,811	4,556,768
HMM Co. Ltd.(b)	906,801	14,944,175
Hotel Shilla Co. Ltd.(b)	484,957	26,565,521
Kakao Corp.	169,091	9,182,259
Kangwon Land Inc.(a)	208,394	4,108,807
Kia Corp.	50,829	3,046,580
KT&G Corp.	571,703	35,512,728
LG Electronics Inc.	51,880	3,882,181
LG H&H Co. Ltd.	6,083	3,221,198
LG Uplus Corp.	594,370	5,090,176
NAVER Corp.	211,317	37,497,480
NCSoft Corp.	31,026	8,718,686

Security	Shares	Value

South Korea (continued)
Netmarble Corp.(c)	86,394	$4,073,177
Orion Corp./Republic of Korea(b)	54,862	4,018,890
Pan Ocean Co. Ltd.	931,604	3,564,655
S-1 Corp.	302,639	13,140,551
Samsung Biologics Co. Ltd.(a)(c)	50,136	31,182,538
Samsung Electronics Co. Ltd.	1,142,300	50,604,739
Samsung SDS Co. Ltd.	174,795	16,682,181
Seegene Inc.(b)	353,228	8,275,401
SK Bioscience Co. Ltd.(a)(b)	33,598	2,812,783
SK Hynix Inc.	278,016	19,546,729
Yuhan Corp.	491,474	20,784,884

		366,020,248

Taiwan — 18.3%
Accton Technology Corp.	896,000	8,250,907
Advantech Co. Ltd.	5,028,855	53,647,851
Asustek Computer Inc.	4,725,000	39,316,907
Cathay Financial Holding Co. Ltd.	6,216,034	9,043,249
China Steel Corp.	13,809,000	13,078,036
Chunghwa Telecom Co. Ltd.	23,087,000	91,611,257
Compal Electronics Inc.	47,460,000	35,337,072
Delta Electronics Inc.	777,000	6,652,400
E.Sun Financial Holding Co. Ltd.	38,704,071	35,662,270
Evergreen Marine Corp. Taiwan Ltd.	2,534,000	7,261,723
Far EasTone Telecommunications Co. Ltd.	28,667,000	70,307,403
First Financial Holding Co. Ltd.	113,635,796	98,587,979
Formosa Petrochemical Corp.	4,373,000	11,986,886
Formosa Plastics Corp.	4,252,840	12,680,243
Hon Hai Precision Industry Co. Ltd.	4,384,000	15,610,455
Hua Nan Financial Holdings Co. Ltd.	108,980,906	82,717,913
Inventec Corp.	11,720,000	8,872,854
Lite-On Technology Corp.	14,505,752	31,216,800
Mega Financial Holding Co. Ltd.	23,114,150	27,111,187
Novatek Microelectronics Corp.	1,516,000	12,969,839
Pou Chen Corp.	5,778,000	5,473,452
President Chain Store Corp.	10,213,000	89,747,399
Quanta Computer Inc.	4,883,000	12,658,731
Realtek Semiconductor Corp.	209,000	2,348,469
Synnex Technology International Corp.	18,838,000	34,337,572
Taiwan Cooperative Financial Holding Co. Ltd.	110,262,509	99,576,980
Taiwan High Speed Rail Corp.	13,276,000	12,692,742
Taiwan Mobile Co. Ltd.	26,614,000	86,991,597
Taiwan Semiconductor Manufacturing Co. Ltd.	4,976,000	81,456,032
Uni-President Enterprises Corp.	5,310,000	11,475,238
United Microelectronics Corp.	2,356,000	3,134,579
WPG Holdings Ltd.	10,847,440	18,242,450

		1,130,058,472

Thailand — 5.6%
Advanced Info Service PCL, NVDR	13,488,000	70,961,896
Airports of Thailand PCL, NVDR(a)	31,719,500	63,209,110
Bangkok Dusit Medical Services PCL, NVDR	65,734,300	52,682,781
Bangkok Expressway & Metro PCL, NVDR	13,021,100	3,122,166
Bumrungrad Hospital PCL, NVDR	4,781,800	28,314,245
CP ALL PCL, NVDR	26,397,400	44,494,258
Home Product Center PCL, NVDR	46,263,900	17,624,046
Intouch Holdings PCL, NVDR	14,961,400	29,802,097
Osotspa PCL, NVDR	7,370,000	6,310,199
PTT Oil & Retail Business PCL, NVDR	23,683,200	17,680,326
Siam Cement PCL (The), NVDR	805,500	7,901,932

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Thai Union Group PCL, NVDR(b)	6,630,700	$3,179,511

		345,282,567

Turkey — 0.4%
BIM Birlesik Magazalar AS	4,042,490	24,252,694

United Arab Emirates — 4.0%
Abu Dhabi National Oil Co. for Distribution PJSC	60,944,212	73,638,581
Aldar Properties PJSC	34,471,570	45,144,740
Dubai Islamic Bank PJSC	10,200,467	16,223,425
Emirates Telecommunications Group Co. PJSC	11,152,999	78,096,195
First Abu Dhabi Bank PJSC	6,858,188	35,617,667

		248,720,608

Total Common Stocks — 98.9% (Cost: $6,288,843,743)		6,110,502,607

Preferred Stocks

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(d)	40,815,200	6,691

South Korea — 0.7%
LG H&H Co. Ltd., Preference Shares, NVS	31,553	8,599,586
Samsung Electronics Co. Ltd., Preference Shares, NVS	836,290	33,829,734

		42,429,320

Total Preferred Stocks — 0.7% (Cost: $80,433,688)		42,436,011

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(a)	167,567	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $6,369,277,431)		6,152,938,618

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	78,648,924	$78,672,519
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	13,620,000	13,620,000

Total Short-Term Securities — 1.5% (Cost: $92,252,764)		92,292,519

Total Investments in Securities — 101.1% (Cost: $6,461,530,195)		6,245,231,137

Liabilities in Excess of Other Assets — (1.1)%		(68,087,583)

Net Assets — 100.0%		$6,177,143,554

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$15,776,157	$62,888,197	(a)	$—	$(17,371)	$25,536	$78,672,519	78,648,924	$415,361	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,590,000	6,030,000	(a)	—	—	—	13,620,000	13,620,000	30,576		—

					$(17,371)	$25,536	$92,292,519		$445,937		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	357	09/16/22	$17,527	$(88,844)
U.S. 2 Year Treasury Note	15	12/30/22	3,124	(8,539)

				$(97,383)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$88,844	$—	$8,539	$—	$97,383

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$95,092	$—	$(90,878)	$—	$4,214

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(347,441)	$—	$(9,869)	$—	$(357,310)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$20,243,747

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Min Vol Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$347,262,543	$5,763,239,868	$196	$6,110,502,607
Preferred Stocks	—	42,429,320	6,691	42,436,011
Rights	—	—	—	—
Money Market Funds	92,292,519	—	—	92,292,519

	$439,555,062	$5,805,669,188	$6,887	$6,245,231,137

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(97,383)	$—	$—	$(97,383)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.8%
BB Seguridade Participacoes SA	1,073,644	$5,836,278
Petroleo Brasileiro SA	400,685	2,862,806
Telefonica Brasil SA	655,577	5,184,230
Tim SA	649,771	1,477,547

		15,360,861

Chile — 0.2%
Cencosud SA	1,084,421	1,516,072
Cia. Cervecerias Unidas SA	99,179	538,980

		2,055,052

China — 36.8%
360 DigiTech Inc.(a)	78,676	1,257,242
3SBio Inc.(b)	1,122,000	745,971
Alibaba Group Holding Ltd.(c)	104,448	1,246,121
Autohome Inc., ADR	57,768	2,057,118
AviChina Industry & Technology Co. Ltd., Class H	519,000	252,615
Bank of Communications Co. Ltd., Class H	11,325,000	6,452,631
Baoshan Iron & Steel Co. Ltd., Class A	1,734,200	1,334,540
Beijing Enterprises Holdings Ltd.	387,000	1,151,102
Beijing Enterprises Water Group Ltd.	3,110,000	798,895
Beijing Tongrentang Co. Ltd., Class A	126,200	854,122
BOC Aviation Ltd.(b)	159,700	1,278,316
Bosideng International Holdings Ltd.	2,504,000	1,405,973
BYD Electronic International Co. Ltd.(a)	518,500	1,369,944
China Cinda Asset Management Co. Ltd., Class H	10,840,000	1,488,579
China CITIC Bank Corp. Ltd., Class H	10,946,000	4,692,659
China Coal Energy Co. Ltd., Class H	2,507,000	2,229,392
China Communications Services Corp. Ltd., Class H	1,834,000	787,513
China Construction Bank Corp., Class H	32,661,000	20,190,471
China Everbright Bank Co. Ltd., Class H	3,885,000	1,190,995
China Hongqiao Group Ltd.	3,548,500	3,440,845
China Lesso Group Holdings Ltd.	833,000	990,105
China Longyuan Power Group Corp. Ltd., Class H	4,092,000	6,609,253
China Medical System Holdings Ltd.	1,036,000	1,533,259
China Meheco Co. Ltd., Class A	80,300	148,452
China Meidong Auto Holdings Ltd.	440,000	894,763
China Merchants Port Holdings Co. Ltd.	1,016,000	1,525,288
China National Building Material Co. Ltd., Class H	5,004,000	4,725,125
China Power International Development Ltd.	4,154,000	2,318,982
China Railway Group Ltd., Class H	4,896,000	2,802,926
China Resources Cement Holdings Ltd.	1,874,000	1,155,151
China Resources Power Holdings Co. Ltd.	2,952,000	5,869,578
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	45,400	258,849
China Shenhua Energy Co. Ltd., Class H	4,137,000	12,974,753
China State Construction International Holdings Ltd.	1,546,000	1,785,091
China Taiping Insurance Holdings Co. Ltd.	1,102,400	1,125,523
China Tower Corp. Ltd., Class H(b)	67,994,000	8,478,705
China Traditional Chinese Medicine Holdings Co. Ltd.	2,124,000	915,940
Chinasoft International Ltd.	2,118,000	1,655,639
COSCO SHIPPING Holdings Co. Ltd., Class H	4,077,000	6,086,391
COSCO SHIPPING Ports Ltd.	1,428,000	924,026
Dali Foods Group Co. Ltd.(b)	3,150,500	1,440,258
Daqo New Energy Corp., ADR(c)	45,711	3,047,552
Dongfeng Motor Group Co. Ltd., Class H	4,380,000	2,777,130
Dongyue Group Ltd.	1,123,000	1,260,391
Far East Horizon Ltd.	1,158,000	877,247
Fosun International Ltd.	3,217,500	2,374,939
Fuyao Glass Industry Group Co. Ltd., Class H(b)	930,800	4,447,233

Security	Shares	Value

China (continued)
G-Bits Network Technology Xiamen Co. Ltd., Class A	3,300	$136,324
Geely Automobile Holdings Ltd.	1,335,000	2,704,461
GF Securities Co. Ltd., Class H	1,349,800	1,763,253
Greentown Service Group Co. Ltd.	374,000	270,198
Haitian International Holdings Ltd.	490,000	1,200,478
Hengan International Group Co. Ltd.	490,000	2,344,900
Hesteel Co. Ltd., Class A	488,600	170,832
Hopson Development Holdings Ltd.(a)	600,975	826,332
Huadong Medicine Co. Ltd., Class A	161,000	982,898
Huaxin Cement Co. Ltd., Class A	73,200	183,561
Huayu Automotive Systems Co. Ltd., Class A	290,100	784,099
Huizhou Desay Sv Automotive Co. Ltd., Class A	51,100	1,131,857
Hunan Valin Steel Co. Ltd., Class A	317,920	204,390
Inner Mongolia ERDOS Resources Co. Ltd.	54,140	137,869
Inner Mongolia Junzheng Energy & Chemical Industry
Group Co. Ltd., Class A	619,000	388,916
Inner Mongolia Yitai Coal Co. Ltd., Class B	814,700	1,371,099
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	166,600	204,145
Jiangsu Expressway Co. Ltd., Class H	1,500,000	1,284,758
Jiangsu Zhongtian Technology Co. Ltd., Class A	314,100	1,012,214
Jiangxi Copper Co. Ltd., Class H	1,356,000	1,665,403
Jizhong Energy Resources Co. Ltd.	162,600	161,011
JOYY Inc., ADR	35,572	1,078,543
Kingboard Holdings Ltd.	510,000	1,610,426
Kingboard Laminates Holdings Ltd.	718,000	684,909
Kunlun Energy Co. Ltd.	5,976,000	5,203,463
Lenovo Group Ltd.(a)	10,738,000	8,843,944
Li Ning Co. Ltd.	1,941,500	17,683,778
Lufax Holding Ltd., ADR	1,051,779	4,596,274
Luxi Chemical Group Co. Ltd., Class A	87,600	174,177
Metallurgical Corp. of China Ltd., Class A	1,316,300	609,781
Minth Group Ltd.	580,000	1,641,211
MMG Ltd.(c)	2,320,000	634,660
New Oriental Education & Technology Group Inc.(c)	1,166,500	3,492,648
Nine Dragons Paper Holdings Ltd.	1,259,000	987,900
Ningbo Deye Technology Co. Ltd., NVS	9,200	490,067
Ningbo Tuopu Group Co. Ltd., Class A	101,400	1,160,577
North Industries Group Red Arrow Co. Ltd., Class A	64,100	282,471
Northeast Securities Co. Ltd., Class A	126,200	130,733
Orient Overseas International Ltd.	202,500	5,644,677
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(c)	395,901	327,477
PetroChina Co. Ltd., Class H	12,908,000	6,002,445
PICC Property & Casualty Co. Ltd., Class H	10,581,000	11,444,731
Sailun Group Co. Ltd., Class A	141,000	231,247
Sany Heavy Equipment International Holdings Co. Ltd.	849,000	879,449
Shaanxi Coal Industry Co. Ltd., Class A	711,900	2,267,362
Shan Xi Hua Yang Group New Energy Co. Ltd.	110,700	299,687
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	61,429	159,468
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,907,600	2,587,791
Shanghai International Port Group Co. Ltd., Class A	676,500	528,391
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	960,800	1,396,804
Shanxi Coking Coal Energy Group Co. Ltd., Class A	188,500	348,820
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	137,600	315,419
Shanxi Taigang Stainless Steel Co. Ltd., Class A	262,100	185,630
Shenzhen International Holdings Ltd.	956,000	824,079
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	76,860	237,584
Sichuan Hebang Biotechnology Co. Ltd., Class A	406,400	220,981
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	65,600	203,899

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sinopharm Group Co. Ltd., Class H	2,058,000	$4,584,798
Sinotrans Ltd., Class A	235,000	127,886
Sinotruk Hong Kong Ltd.	529,500	527,929
Tencent Holdings Ltd.	277,000	11,448,617
Tingyi Cayman Islands Holding Corp.	2,416,000	4,290,152
Tongcheng Travel Holdings Ltd.(c)	935,600	1,916,259
Topsports International Holdings Ltd.(b)	1,427,000	1,126,324
TravelSky Technology Ltd., Class H	715,000	1,246,161
Uni-President China Holdings Ltd.	994,000	855,782
Vinda International Holdings Ltd.(a)	277,000	774,670
Vipshop Holdings Ltd., ADR(a)(c)	332,606	3,861,556
Want Want China Holdings Ltd.	5,865,000	4,131,431
Westone Information Industry Inc., Class A	38,900	188,198
Wharf Holdings Ltd. (The)	1,580,000	5,950,220
Wuchan Zhongda Group Co. Ltd., Class A	239,100	158,775
Xiamen Faratronic Co. Ltd.	10,400	266,594
Xinjiang Zhongtai Chemical Co. Ltd., Class A	138,800	148,041
Xtep International Holdings Ltd.	1,008,500	1,399,480
Yadea Group Holdings Ltd.(b)	940,000	1,792,953
Yankuang Energy Group Co. Ltd., Class H	1,862,000	7,370,558
YongXing Special Materials Technology Co. Ltd., Class A	18,500	357,553
Youngor Group Co. Ltd., Class A	213,000	196,958
Yuexiu Property Co. Ltd.	1,069,400	1,337,576
Yum China Holdings Inc.	155,119	7,773,013
Zangge Mining Co. Ltd.	145,400	658,852
Zhejiang Expressway Co. Ltd., Class H	1,044,000	795,434
Zhejiang Juhua Co. Ltd., Class A	124,200	282,293
Zhejiang Semir Garment Co. Ltd., Class A	144,700	108,514
Zhejiang Weixing New Building Materials Co. Ltd., Class A	73,300	220,878
Zhongsheng Group Holdings Ltd.	704,000	3,328,771
Zhuzhou CRRC Times Electric Co. Ltd., NVS	53,400	477,604
Zhuzhou CRRC Times Electric Co. Ltd.	671,600	3,247,523
Zhuzhou Kibing Group Co. Ltd., Class A	123,600	201,618

		306,721,065

Egypt — 0.0%
Eastern Co. SAE	776,475	393,382

Greece — 0.2%
JUMBO SA	88,691	1,267,905

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	293,363	2,021,374
Richter Gedeon Nyrt	103,531	2,087,404

		4,108,778

India — 19.4%
ACC Ltd.	57,605	1,650,636
Adani Enterprises Ltd.	355,322	14,100,509
Adani Power Ltd.(c)	18,070	92,277
Adani Total Gas Ltd.	421,716	19,667,758
Ambuja Cements Ltd.	456,831	2,342,555
Aurobindo Pharma Ltd.	202,207	1,376,671
Balkrishna Industries Ltd.	59,301	1,506,428
Bharat Electronics Ltd.	934,298	3,569,936
Cipla Ltd.	592,914	7,683,176
Colgate-Palmolive India Ltd.	93,862	1,970,814
Container Corp. of India Ltd.	210,269	1,823,975
Dr. Reddy’s Laboratories Ltd.	142,688	7,540,530
GAIL India Ltd.	2,383,700	4,049,019
HCL Technologies Ltd.	1,329,528	15,464,852
Hero MotoCorp Ltd.	84,281	2,968,814

Security	Shares	Value

India (continued)
Hindalco Industries Ltd.	1,742,407	$9,450,118
ITC Ltd.	207,635	829,768
Jubilant Foodworks Ltd.	303,617	2,312,723
Larsen & Toubro Infotech Ltd.(b)	40,332	2,307,932
Marico Ltd.	396,134	2,600,565
Mindtree Ltd.	44,245	1,800,327
Mphasis Ltd.	64,856	1,706,197
MRF Ltd.	1,464	1,560,508
NTPC Ltd.	3,937,524	8,071,365
Oil & Natural Gas Corp. Ltd.	2,455,364	4,250,514
Page Industries Ltd.	4,705	2,997,635
Shriram Transport Finance Co. Ltd.	145,231	2,437,602
SRF Ltd.	113,661	3,586,892
Sun Pharmaceutical Industries Ltd.	587,524	6,556,894
Tata Elxsi Ltd.	26,267	2,929,924
Tata Steel Ltd.	6,763,691	9,080,947
Tech Mahindra Ltd.	753,070	10,033,549
Vedanta Ltd.	957,504	3,208,988

		161,530,398

Indonesia — 2.1%
Adaro Energy Indonesia Tbk PT	11,038,400	2,631,518
Astra International Tbk PT	7,485,500	3,512,339
Gudang Garam Tbk PT	368,900	589,904
Indah Kiat Pulp & Paper Tbk PT	2,097,800	1,175,079
Indofood Sukses Makmur Tbk PT	3,397,000	1,425,094
Sumber Alfaria Trijaya Tbk PT	12,737,900	1,869,440
Unilever Indonesia Tbk PT	11,702,700	3,619,026
United Tractors Tbk PT	1,287,300	2,931,268

		17,753,668

Kuwait — 0.8%
Mabanee Co. KPSC	476,117	1,279,610
Mobile Telecommunications Co. KSCP	2,649,984	5,202,425

		6,482,035

Malaysia — 0.1%
Sime Darby Bhd	2,089,000	1,064,344

Mexico — 0.8%
Grupo Carso SAB de CV, Series A1	690,800	2,377,245
Grupo Financiero Inbursa SAB de CV, Class O(a)(c)	1,025,700	1,615,949
Grupo Televisa SAB, CPO	1,843,300	2,323,053

		6,316,247

Poland — 1.1%
Cyfrowy Polsat SA	205,359	846,958
KGHM Polska Miedz SA	180,923	3,390,386
Orange Polska SA	524,551	668,462
PGE Polska Grupa Energetyczna SA(c)	688,271	1,049,170
Polskie Gornictwo Naftowe i Gazownictwo SA(c)	2,658,795	3,162,269

		9,117,245

Qatar — 0.3%
Barwa Real Estate Co.	1,163,202	1,162,196
Qatar Electricity & Water Co. QSC	323,189	1,659,473

		2,821,669

Russia — 0.0%
Inter RAO UES PJSC(d)	41,455,000	6,796
PhosAgro PJSC(d)	51,000	9
PhosAgro PJSC, New(d)	986	10
TCS Group Holding PLC, GDR(c)(d)	135,475	22
United Co. RUSAL International PJSC(c)(d)	3,441,260	564

		7,401

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia — 8.1%
Advanced Petrochemical Co.	97,702	$1,296,171
Arab National Bank	920,267	7,336,034
Bank AlBilad(c)	375,776	5,048,917
Banque Saudi Fransi	763,263	10,072,427
Bupa Arabia for Cooperative Insurance Co.	46,013	2,012,380
Dr Sulaiman Al Habib Medical Services Group Co.	112,911	5,999,224
Elm Co.	18,405	1,684,310
Jarir Marketing Co.	45,093	2,058,842
Mouwasat Medical Services Co.	37,578	2,408,381
Reinet Investments SCA	105,186	1,726,392
Riyad Bank	1,744,601	16,429,139
SABIC Agri-Nutrients Co.	40,944	1,890,134
Saudi Industrial Investment Group	283,635	1,923,672
Saudi Research & Media Group(c)	27,608	1,547,544
Saudi Tadawul Group Holding Co.	27,608	1,667,825
Yanbu National Petrochemical Co.	309,138	4,107,925

		67,209,317

South Africa — 1.8%
Aspen Pharmacare Holdings Ltd.	292,218	2,507,755
Exxaro Resources Ltd.	187,515	2,388,986
Kumba Iron Ore Ltd.	98,802	2,187,407
Mr. Price Group Ltd.	196,969	2,133,727
Nedbank Group Ltd.	353,038	4,167,072
Pepkor Holdings Ltd.(b)	1,275,928	1,498,002

		14,882,949

South Korea — 12.8%
AMOREPACIFIC Group	22,133	572,940
BGF retail Co. Ltd.	5,965	714,480
Coway Co. Ltd.	42,447	2,013,873
DB Insurance Co. Ltd.	35,292	1,571,686
Doosan Bobcat Inc.	38,440	988,305
E-MART Inc.	16,033	1,163,966
F&F Co. Ltd./New	13,220	1,394,902
GS Holdings Corp.	35,628	1,223,181
Hana Financial Group Inc.	196,464	5,726,267
Hankook Tire & Technology Co. Ltd.	56,999	1,606,905
Hyundai Engineering & Construction Co. Ltd.	59,778	2,137,532
Hyundai Glovis Co. Ltd.	14,379	1,884,037
Hyundai Mobis Co. Ltd.	94,285	15,035,935
Kia Corp.	393,347	23,576,365
Kumho Petrochemical Co. Ltd.	13,940	1,344,610
LG Innotek Co. Ltd.	10,890	2,772,136
LG Uplus Corp.	164,068	1,405,076
Meritz Financial Group Inc.	25,125	575,871
Meritz Fire & Marine Insurance Co. Ltd.	27,752	792,332
POSCO Holdings Inc.	86,559	16,373,949
S-1 Corp.	13,114	569,408
Samsung Electro-Mechanics Co. Ltd.	85,923	8,993,473
Samsung Electronics Co. Ltd.	294,181	13,032,437
SD Biosensor Inc.	27,719	724,702

		106,194,368

Taiwan — 9.6%
AUO Corp.	5,263,000	2,873,752
Cheng Shin Rubber Industry Co. Ltd.	1,367,000	1,592,120
Compal Electronics Inc.	3,204,000	2,385,587
E Ink Holdings Inc.	655,000	5,093,173
eMemory Technology Inc.	49,000	2,191,488
Innolux Corp.	5,229,000	2,059,664
Lite-On Technology Corp.	1,526,718	3,285,542

Security	Shares	Value

Taiwan (continued)
momo.com Inc.	49,800	$1,180,881
Nanya Technology Corp.	950,000	1,649,950
Nien Made Enterprise Co. Ltd.	134,000	1,237,454
Pegatron Corp.	1,529,000	3,180,051
Pou Chen Corp.	1,695,000	1,605,659
Synnex Technology International Corp.	1,023,000	1,864,706
Taiwan Semiconductor Manufacturing Co. Ltd.	1,937,000	31,708,267
United Microelectronics Corp.	10,205,000	13,577,411
Voltronic Power Technology Corp.	12,000	684,025
Wan Hai Lines Ltd.	113,565	320,071
Winbond Electronics Corp.	2,289,000	1,649,233
Zhen Ding Technology Holding Ltd.	508,000	1,885,280

		80,024,314

Thailand — 0.9%
JMT Network Services PCL, NVDR	503,500	1,075,706
Krung Thai Bank PCL, NVDR	2,679,500	1,238,924
SCB X PCL, NVS	1,093,100	3,304,284
Srisawad Corp. PCL, NVDR	462,600	616,926
Thai Union Group PCL, NVDR(a)	2,195,700	1,052,868

		7,288,708

Turkey — 0.8%
Ford Otomotiv Sanayi AS	64,987	1,180,818
Haci Omer Sabanci Holding AS	782,382	1,094,971
Turk Hava Yollari AO(c)	423,323	1,697,802
Turkiye Is Bankasi AS, Class C	2,684,039	1,162,655
Turkiye Sise ve Cam Fabrikalari AS	1,057,115	1,439,956

		6,576,202

United Arab Emirates — 0.8%
Abu Dhabi Islamic Bank PJSC	1,135,270	2,730,929
Aldar Properties PJSC	2,954,584	3,869,389

		6,600,318

Total Common Stocks — 98.9% (Cost: $824,826,087)		823,776,226

Preferred Stocks

Brazil — 0.7%
Itausa SA, Preference Shares, NVS	3,245,765	5,708,663

Total Preferred Stocks — 0.7% (Cost: $6,123,994)		5,708,663

Total Long-Term Investments — 99.6% (Cost: $830,950,081)		829,484,889

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	9,028,046	9,030,754
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	700,000	700,000

Total Short-Term Securities — 1.2% (Cost: $9,726,917)		9,730,754

Total Investments in Securities — 100.8% (Cost: $840,676,998)		839,215,643

Liabilities in Excess of Other Assets — (0.8)%		(6,407,695)

Net Assets — 100.0%		$832,807,948

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Multifactor ETF

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,548,912	$480,530	(a)	$—		$(1,061)	$2,373	$9,030,754	9,028,046	$46,611	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,300,000	—		(1,600,000	)(a)	—	—	700,000	700,000	5,550		—

						$(1,061)	$2,373	$9,730,754		$52,161		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation	)

Long Contracts
MSCI Emerging Markets Index	65	09/16/22	$3,191	$(29,742)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$29,742	$—	$—	$—	$29,742

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Emerging Markets Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(780,847)	$—	$—	$—	$(780,847)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(29,742)	$—	$—	$—	$(29,742)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,661,929

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$62,333,524	$761,435,301	$7,401	$823,776,226
Preferred Stocks	5,708,663	—	—	5,708,663
Money Market Funds	9,730,754	—	—	9,730,754

	$77,772,941	$761,435,301	$7,401	$839,215,643

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(29,742)	$—	$—	$(29,742)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments August 31, 2022	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 0.1%
Proximus SADP	217,271	$2,765,644

Canada — 2.3%
Agnico Eagle Mines Ltd.	45,751	1,886,682
BCE Inc.	103,602	4,999,653
CGI Inc.(a)	158,439	12,546,279
Franco-Nevada Corp.	273,781	32,915,841
Loblaw Companies Ltd.	138,763	12,263,465
Metro Inc.	105,991	5,574,948
TELUS Corp.	637,571	14,359,729
Thomson Reuters Corp.	25,083	2,762,024
Waste Connections Inc.	108,465	15,096,159

		102,404,780

China — 4.1%
Agricultural Bank of China Ltd., Class A	8,022,399	3,306,692
Agricultural Bank of China Ltd., Class H	12,369,000	4,041,715
Anhui Gujing Distillery Co. Ltd., Class B	169,936	2,594,741
Bank of China Ltd., Class H	61,655,000	21,515,629
Bank of Communications Co. Ltd., Class A	3,716,100	2,460,291
Bank of Communications Co. Ltd., Class H	10,977,000	6,254,352
Bank of Ningbo Co. Ltd., Class A	618,900	2,660,694
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	3,822,800	2,555,863
China CITIC Bank Corp. Ltd., Class H	13,995,000	5,999,796
China Conch Venture Holdings Ltd.	2,576,500	5,258,086
China Construction Bank Corp., Class H	20,311,000	12,555,913
China Feihe Ltd.(b)	2,512,000	2,079,072
China Meidong Auto Holdings Ltd.	706,000	1,435,689
China Merchants Bank Co. Ltd., Class A	1,044,600	5,275,851
China Minsheng Banking Corp. Ltd., Class H	9,807,500	3,119,748
China Resources Cement Holdings Ltd.(c)	3,814,000	2,350,984
China Shenhua Energy Co. Ltd., Class A	491,200	2,152,737
China State Construction Engineering Corp. Ltd., Class A	3,619,000	2,687,666
China Tourism Group Duty Free Corp. Ltd., Class A	167,600	4,726,002
China Tower Corp. Ltd., Class H(b)	60,114,000	7,496,086
China Yangtze Power Co. Ltd., Class A	2,135,500	7,395,911
CITIC Securities Co. Ltd., Class A	931,308	2,619,924
COSCO SHIPPING Holdings Co. Ltd., Class A	1,183,250	2,417,697
East Money Information Co. Ltd., Class A	1,078,260	3,440,972
Guangdong Investment Ltd.	1,903,147	1,743,572
Hansoh Pharmaceutical Group Co. Ltd.(b)	1,322,000	2,637,570
Industrial & Commercial Bank of China Ltd., Class A	5,912,251	3,744,375
Industrial & Commercial Bank of China Ltd., Class H	21,805,000	11,077,875
Industrial Bank Co. Ltd., Class A	1,898,500	4,683,055
Jiangsu Hengrui Medicine Co. Ltd., Class A	547,740	2,739,732
LONGi Green Energy Technology Co. Ltd., Class A	351,992	2,589,959
Luxshare Precision Industry Co. Ltd., Class A	498,000	2,690,853
Ping An Bank Co. Ltd., Class A	1,671,300	3,071,678
Postal Savings Bank of China Co. Ltd., Class H(b)	11,371,000	6,788,160
SF Holding Co. Ltd., Class A	372,900	2,656,970
Shanghai Pudong Development Bank Co. Ltd., Class A	2,766,100	2,905,312
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	104,300	4,489,145
WuXi AppTec Co. Ltd., Class A	168,204	2,171,874
Xiaomi Corp., Class B(a)(b)	4,449,400	6,499,054
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	51,900	2,253,864
ZTO Express Cayman Inc., ADR	116,880	3,044,724

		182,189,883

Security	Shares	Value

Denmark — 0.4%
Novo Nordisk A/S, Class B	130,641	$13,967,326
Tryg A/S	196,879	4,448,633

		18,415,959

Finland — 0.3%
Elisa OYJ	223,063	11,929,023

France — 0.4%
Eurofins Scientific SE	25,118	1,737,869
Orange SA	1,424,728	14,428,758

		16,166,627

Germany — 0.9%
Deutsche Telekom AG, Registered	1,623,175	30,592,352
Symrise AG	45,694	4,781,154
Telefonica Deutschland Holding AG	1,492,725	3,875,030

		39,248,536

Greece — 0.1%
Hellenic Telecommunications Organization SA	208,108	3,310,759

Hong Kong — 2.1%
CLP Holdings Ltd.	1,474,754	12,706,909
Hang Seng Bank Ltd.	1,094,500	17,136,173
HK Electric Investments & HK Electric Investments Ltd., Class SS	4,154,000	3,466,651
HKT Trust & HKT Ltd., Class SS	5,436,000	7,292,830
Hong Kong & China Gas Co. Ltd.	12,336,579	12,162,414
Jardine Matheson Holdings Ltd.	204,600	10,850,278
Link REIT	1,345,300	10,411,306
MTR Corp. Ltd.	2,425,500	12,421,761
Power Assets Holdings Ltd.	1,255,500	7,509,402

		93,957,724

India — 4.7%
ACC Ltd.	107,285	3,074,186
Adani Green Energy Ltd.(a)	195,120	5,895,714
Adani Total Gas Ltd.	76,848	3,583,995
Ambuja Cements Ltd.	932,743	4,782,954
Asian Paints Ltd.	422,088	17,769,407
Avenue Supermarts Ltd.(a)(b)	120,881	6,794,991
Bajaj Auto Ltd.	67,238	3,424,691
Berger Paints India Ltd.	381,133	3,187,552
Bharat Petroleum Corp. Ltd.	637,170	2,610,095
Cipla Ltd.	349,017	4,522,678
Dabur India Ltd.	787,150	5,739,358
Dr. Reddy’s Laboratories Ltd.	60,550	3,199,842
Eicher Motors Ltd.	177,746	7,418,271
HCL Technologies Ltd.	883,255	10,273,877
Hero MotoCorp Ltd.	76,399	2,691,169
Hindustan Petroleum Corp. Ltd.	917,958	2,786,227
Hindustan Unilever Ltd.	155,166	5,136,920
Indian Oil Corp. Ltd.	4,049,339	3,613,260
Infosys Ltd.	505,886	9,324,030
Larsen & Toubro Infotech Ltd.(b)	48,858	2,795,818
Larsen & Toubro Ltd.	198,138	4,729,006
Maruti Suzuki India Ltd.	37,662	4,248,176
MRF Ltd.	2,412	2,571,002
Nestle India Ltd.	37,994	9,459,703
Petronet LNG Ltd.	1,176,861	3,246,675
PI Industries Ltd.	117,492	5,023,869
Pidilite Industries Ltd.	218,643	7,463,488
SBI Cards & Payment Services Ltd.	241,532	2,769,470
Shree Cement Ltd.	10,572	2,902,229

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Sun Pharmaceutical Industries Ltd.	402,369	$4,490,525
Tata Consultancy Services Ltd.	751,652	29,977,073
Tech Mahindra Ltd.	360,284	4,800,254
Torrent Pharmaceuticals Ltd.	158,404	3,060,804
UltraTech Cement Ltd.	73,966	6,149,153
Wipro Ltd.	624,910	3,199,653
Wipro Ltd., ADR	950,982	4,764,420
Yes Bank Ltd.(a)	15,219,420	3,119,452

		210,599,987

Indonesia — 0.1%
Bank Central Asia Tbk PT	7,937,000	4,382,993

Ireland — 0.3%
Kerry Group PLC, Class A	120,113	12,386,261

Israel — 0.5%
Azrieli Group Ltd.	30,402	2,522,034
Bank Hapoalim BM	422,725	4,382,580
Bank Leumi Le-Israel BM	605,403	6,399,849
Check Point Software Technologies Ltd.(a)	69,139	8,313,273
Isracard Ltd.	—	1

		21,617,737

Italy — 0.2%
Infrastrutture Wireless Italiane SpA(b)	480,720	4,455,269
Recordati Industria Chimica e Farmaceutica SpA	87,002	3,549,680

		8,004,949

Japan — 10.2%
Canon Inc.	964,000	23,087,122
Capcom Co. Ltd.	79,600	2,172,659
Chubu Electric Power Co. Inc.	361,100	3,671,957
Chugai Pharmaceutical Co. Ltd.	538,100	13,887,323
CyberAgent Inc.	216,600	2,111,692
East Japan Railway Co.	69,000	3,573,968
ENEOS Holdings Inc.	2,726,900	10,304,748
FUJIFILM Holdings Corp.	170,200	8,640,506
Hamamatsu Photonics KK	201,100	8,526,368
Hankyu Hanshin Holdings Inc.	83,300	2,498,044
Hirose Electric Co. Ltd.	46,400	6,574,764
Hitachi Metals Ltd.(a)	335,300	5,045,174
ITOCHU Corp.	905,700	24,925,517
Itochu Techno-Solutions Corp.	94,300	2,379,857
Japan Post Bank Co. Ltd.(c)	644,700	4,699,509
KDDI Corp.	531,800	16,273,677
Keio Corp.	116,400	4,429,060
Keyence Corp.	36,100	13,554,604
Kintetsu Group Holdings Co. Ltd.	164,700	5,592,666
Kirin Holdings Co. Ltd.	153,000	2,518,650
Koei Tecmo Holdings Co. Ltd.	84,300	2,826,276
McDonald’s Holdings Co. Japan Ltd.	135,200	4,832,430
MEIJI Holdings Co. Ltd.	95,300	4,539,985
Mizuho Financial Group Inc.	1,764,100	20,199,605
MonotaRO Co. Ltd.	358,800	6,437,691
NEC Corp.	127,200	4,639,194
Nintendo Co. Ltd.	35,400	14,490,875
Nippon Prologis REIT Inc.	2,956	7,436,501
Nippon Shinyaku Co. Ltd.	37,700	2,062,173
Nippon Telegraph & Telephone Corp.	1,033,500	28,012,265
Nissin Foods Holdings Co. Ltd.	33,500	2,396,804
Nitori Holdings Co. Ltd.	103,600	9,904,312
Nomura Research Institute Ltd.	132,590	3,568,499

Security	Shares	Value

Japan (continued)
NTT Data Corp.	642,700	$9,044,304
Obic Co. Ltd.	87,400	12,926,385
Odakyu Electric Railway Co. Ltd.	163,000	2,226,750
Ono Pharmaceutical Co. Ltd.	466,800	11,142,592
Oracle Corp. Japan	60,200	3,586,189
Oriental Land Co. Ltd./Japan	46,700	6,962,384
Osaka Gas Co. Ltd.	587,200	9,890,440
Otsuka Corp.	77,000	2,488,943
Otsuka Holdings Co. Ltd.	398,300	13,009,502
Pan Pacific International Holdings Corp.	505,000	9,067,577
Secom Co. Ltd.	274,700	17,500,921
SG Holdings Co. Ltd.	269,400	4,468,465
Shimano Inc.	49,400	8,739,324
SoftBank Corp.	3,150,900	34,544,046
Suntory Beverage & Food Ltd.	198,900	7,265,150
TIS Inc.	354,600	10,097,846
Tobu Railway Co. Ltd.	271,000	6,402,678
Toho Co. Ltd./Tokyo	146,500	5,563,891
USS Co. Ltd.	281,300	4,964,064
Welcia Holdings Co. Ltd.	148,100	3,101,716

		458,807,642

Kuwait — 0.3%
Mobile Telecommunications Co. KSCP	3,102,884	6,091,554
National Bank of Kuwait SAKP	1,938,103	6,629,885

		12,721,439

Malaysia — 0.5%
DiGi.Com Bhd	2,935,900	2,450,392
Hong Leong Bank Bhd	897,400	4,176,982
IHH Healthcare Bhd	2,605,200	3,595,632
Malayan Banking Bhd	2,739,400	5,480,163
Maxis Bhd	2,935,600	2,516,456
Petronas Chemicals Group Bhd	1,264,700	2,480,670
Petronas Gas Bhd	639,100	2,469,810

		23,170,105

Netherlands — 0.5%
Koninklijke Ahold Delhaize NV	566,137	15,572,623
Koninklijke KPN NV	1,565,431	4,981,352
QIAGEN NV(a)	83,521	3,788,220

		24,342,195

New Zealand — 0.1%
Spark New Zealand Ltd.	1,633,949	5,404,965

Peru — 0.0%
Credicorp Ltd.	20,886	2,691,997

Philippines — 0.2%
BDO Unibank Inc.	2,462,819	5,631,597
PLDT Inc.	108,585	3,236,667

		8,868,264

Qatar — 0.4%
Industries Qatar QSC	563,052	2,770,676
Qatar Islamic Bank SAQ	507,573	3,526,001
Qatar National Bank QPSC	1,866,293	10,448,758

		16,745,435

Russia — 0.0%
PhosAgro PJSC(d)	41,863	7
PhosAgro PJSC, GDR(d)	2	—
PhosAgro PJSC, New(d)	809	8
Polymetal International PLC(d)	250,942	41

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Polyus PJSC(d)	53,523	$9

		65

Saudi Arabia — 1.6%
Alinma Bank	485,313	4,889,413
Bank AlBilad(a)	427,000	5,737,162
Jarir Marketing Co.	92,105	4,205,302
SABIC Agri-Nutrients Co.	283,986	13,109,896
Saudi Arabian Oil Co.(b)	1,747,476	17,406,579
Saudi Basic Industries Corp.	309,739	8,228,289
Saudi Telecom Co.	1,466,260	16,279,165

		69,855,806

Singapore — 1.0%
Oversea-Chinese Banking Corp. Ltd.(c)	475,100	4,094,954
Singapore Exchange Ltd.	1,210,000	8,211,072
Singapore Technologies Engineering Ltd.	1,691,200	4,506,627
Singapore Telecommunications Ltd.	11,286,200	21,188,230
UOL Group Ltd.	736,000	3,641,575
Venture Corp. Ltd.	441,700	5,770,740

		47,413,198

South Korea — 0.0%
HMM Co. Ltd.	99,095	1,633,096

Sweden — 0.2%
Telefonaktiebolaget LM Ericsson, Class B	678,041	5,070,677
Telia Co. AB	644,806	2,269,546

		7,340,223

Switzerland — 5.9%
EMS-Chemie Holding AG, Registered	10,047	7,055,374
Givaudan SA, Registered	8,070	25,747,939
Kuehne + Nagel International AG, Registered	77,897	18,002,850
Logitech International SA, Registered	199,916	9,947,005
Nestle SA, Registered	503,780	58,953,810
Novartis AG, Registered	431,944	34,939,096
Roche Holding AG, Bearer	22,395	8,553,960
Roche Holding AG, NVS	190,075	61,250,026
Schindler Holding AG, Registered	28,778	4,860,336
SGS SA, Registered	2,794	6,152,901
Swiss Prime Site AG, Registered	120,395	10,354,216
Swisscom AG, Registered	40,564	20,972,798

		266,790,311

Taiwan — 5.0%
Acer Inc.	3,897,000	2,798,910
Advantech Co. Ltd.	552,482	5,893,881
Asia Cement Corp.	3,132,000	4,433,749
Asustek Computer Inc.	1,107,000	9,211,390
Catcher Technology Co. Ltd.(a)	554,000	3,358,231
Chang Hwa Commercial Bank Ltd.	6,074,488	3,508,689
China Steel Corp.	7,322,000	6,934,418
Chunghwa Telecom Co. Ltd.	5,953,000	23,622,030
Compal Electronics Inc.	5,990,000	4,459,946
CTBC Financial Holding Co. Ltd.	3,534,000	2,706,889
E.Sun Financial Holding Co. Ltd.	9,406,549	8,667,277
Far EasTone Telecommunications Co. Ltd.	2,500,000	6,131,388
First Financial Holding Co. Ltd.	15,140,736	13,135,778
Formosa Chemicals & Fibre Corp.	5,274,000	11,848,556
Formosa Petrochemical Corp.	1,786,000	4,895,627
Hua Nan Financial Holdings Co. Ltd.	12,712,905	9,649,259
Inventec Corp.	3,940,000	2,982,854
Lite-On Technology Corp.	3,120,000	6,714,331

Security	Shares	Value

Taiwan (continued)
Mega Financial Holding Co. Ltd.	15,982,725	$18,746,553
Nan Ya Plastics Corp.	990,000	2,223,734
Novatek Microelectronics Corp.	280,000	2,395,485
Pegatron Corp.	3,128,000	6,505,689
Powerchip Semiconductor Manufacturing Corp.	1,998,000	2,240,440
President Chain Store Corp.	583,000	5,123,150
Quanta Computer Inc.	3,771,000	9,775,972
Synnex Technology International Corp.	1,903,250	3,469,210
Taishin Financial Holding Co. Ltd.	9,499,752	4,714,981
Taiwan Cooperative Financial Holding Co. Ltd.	14,051,920	12,690,150
Taiwan High Speed Rail Corp.	3,096,000	2,959,983
Taiwan Mobile Co. Ltd.	2,703,000	8,835,135
Taiwan Semiconductor Manufacturing Co. Ltd.	523,000	8,561,396
WPG Holdings Ltd.	2,495,760	4,197,191

		223,392,272

Thailand — 0.6%
Advanced Info Service PCL, NVDR	1,705,500	8,972,829
Airports of Thailand PCL, NVDR(a)	1,145,900	2,283,495
Bangkok Dusit Medical Services PCL, NVDR	7,032,700	5,636,360
Bangkok Expressway & Metro PCL, NVDR	9,432,000	2,261,581
BTS Group Holdings PCL, NVDR	12,425,500	2,860,261
Bumrungrad Hospital PCL, NVDR	647,800	3,835,787
Home Product Center PCL, NVDR	7,127,700	2,715,269

		28,565,582

United Arab Emirates — 0.4%
Abu Dhabi National Oil Co. for Distribution PJSC	3,509,279	4,240,244
Emirates Telecommunications Group Co. PJSC	2,025,663	14,184,218

		18,424,462

United Kingdom — 0.1%
AstraZeneca PLC	31,758	3,928,221

United States — 56.1%
Abbott Laboratories	87,898	9,022,730
Accenture PLC, Class A	36,702	10,587,059
Activision Blizzard Inc.	183,242	14,382,665
Adobe Inc.(a)	12,095	4,516,757
Akamai Technologies Inc.(a)(c)	155,019	13,995,115
Amazon.com Inc.(a)	88,092	11,167,423
Ameren Corp.	60,903	5,640,836
American Electric Power Co. Inc.	175,375	17,572,575
American Tower Corp.	20,914	5,313,202
American Water Works Co. Inc.	90,883	13,491,581
Amgen Inc.	50,395	12,109,919
Amphenol Corp., Class A	191,282	14,064,965
Annaly Capital Management Inc.	359,429	2,318,317
Aon PLC, Class A	48,038	13,415,092
Arthur J Gallagher & Co.	57,233	10,391,796
AT&T Inc.	597,229	10,475,397
Automatic Data Processing Inc.	90,430	22,101,996
AutoZone Inc.(a)(c)	12,499	26,488,006
Baxter International Inc.	151,071	8,680,540
Becton Dickinson and Co.	56,877	14,356,892
Berkshire Hathaway Inc., Class B(a)	88,592	24,876,634
BioMarin Pharmaceutical Inc.(a)	147,293	13,138,536
Bio-Rad Laboratories Inc., Class A(a)	4,299	2,085,187
Black Knight Inc.(a)	161,730	10,700,057
Booz Allen Hamilton Holding Corp.	124,132	11,879,432
Bristol-Myers Squibb Co.	506,261	34,127,054
Broadridge Financial Solutions Inc.	113,249	19,384,831
Brown & Brown Inc.	138,114	8,706,707

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Campbell Soup Co.	145,055	$7,307,871
Cboe Global Markets Inc.	111,355	13,136,549
CH Robinson Worldwide Inc.	188,547	21,522,640
Charter Communications Inc., Class A(a)	19,318	7,971,186
Church & Dwight Co. Inc.	198,174	16,589,146
Cisco Systems Inc.	647,082	28,937,507
Citrix Systems Inc.	178,046	18,297,787
Clorox Co. (The)	127,939	18,466,715
CME Group Inc.	54,459	10,652,725
CMS Energy Corp.	123,076	8,312,553
Cognizant Technology Solutions Corp., Class A	40,458	2,555,732
Colgate-Palmolive Co.	160,145	12,524,940
Comcast Corp., Class A	276,298	9,999,225
Consolidated Edison Inc.	506,260	49,481,852
Cooper Companies Inc. (The)	10,653	3,062,098
Costco Wholesale Corp.	24,741	12,917,276
Crown Castle Inc.	90,432	15,448,499
Danaher Corp.	69,952	18,880,744
Dollar General Corp.	185,648	44,076,548
Dominion Energy Inc.	314,584	25,732,971
Domino’s Pizza Inc.	41,146	15,300,552
Duke Energy Corp.	371,862	39,755,766
Electronic Arts Inc.	195,336	24,782,278
Eli Lilly & Co.	115,879	34,906,231
Erie Indemnity Co., Class A, NVS	36,369	7,816,789
Evergy Inc.	52,475	3,596,112
Eversource Energy	87,810	7,875,679
Expeditors International of Washington Inc.	243,389	25,042,294
F5 Inc.(a)	35,935	5,643,951
Fidelity National Information Services Inc.	47,750	4,362,918
Fiserv Inc.(a)	129,297	13,083,563
General Mills Inc.	165,345	12,698,496
Genuine Parts Co.	18,453	2,878,853
Gilead Sciences Inc.	691,851	43,911,783
Henry Schein Inc.(a)	42,680	3,133,139
Hershey Co. (The)	185,205	41,610,007
Hologic Inc.(a)	28,854	1,949,376
Home Depot Inc. (The)	59,236	17,084,847
Horizon Therapeutics PLC(a)	82,295	4,872,687
Hormel Foods Corp.	427,190	21,479,113
Humana Inc.	13,810	6,653,382
Incyte Corp.(a)	294,629	20,750,720
Intel Corp.	53,534	1,708,805
Intercontinental Exchange Inc.	64,321	6,486,773
International Business Machines Corp.	57,800	7,424,410
Jack Henry & Associates Inc.	106,056	20,383,963
JM Smucker Co. (The)	78,385	10,973,116
Johnson & Johnson	388,222	62,635,738
Juniper Networks Inc.	105,264	2,991,603
Kellogg Co.	275,030	20,005,682
Keurig Dr Pepper Inc.	544,526	20,757,331
Keysight Technologies Inc.(a)	263,601	43,201,568
Kimberly-Clark Corp.	116,839	14,899,309
Kroger Co. (The)	871,830	41,795,530
Liberty Broadband Corp., Class C (a)	174,268	17,723,056
MarketAxess Holdings Inc.	11,270	2,801,609
Marsh & McLennan Companies Inc.	203,638	32,861,064
Mastercard Inc., Class A	39,535	12,823,968
McCormick & Co. Inc./MD, NVS	230,739	19,398,228
McDonald’s Corp.	174,541	44,033,203

Security	Shares	Value

United States (continued)
Medtronic PLC	128,504	$11,298,072
Merck & Co. Inc.	642,017	54,802,571
Microsoft Corp.	68,575	17,930,305
Mondelez International Inc., Class A	84,612	5,234,098
Motorola Solutions Inc.	197,276	48,018,951
Neurocrine Biosciences Inc.(a)	117,094	12,251,545
Newmont Corp.	929,153	38,429,768
NextEra Energy Inc.	136,479	11,608,904
NortonLifeLock Inc.	240,975	5,443,625
Old Dominion Freight Line Inc.	10,478	2,843,834
Oracle Corp.	164,047	12,164,085
O’Reilly Automotive Inc.(a)(c)	23,458	16,353,041
Paychex Inc.	349,885	43,154,816
PepsiCo Inc.	333,657	57,479,091
Pfizer Inc.	420,821	19,033,734
Pool Corp.	8,558	2,902,788
Procter & Gamble Co. (The)	250,021	34,487,897
Progressive Corp. (The)	159,112	19,515,087
Public Storage	103,847	34,355,703
Quest Diagnostics Inc.	48,525	6,080,668
Regeneron Pharmaceuticals Inc.(a)	77,397	44,972,301
Republic Services Inc.	319,266	45,565,644
Rollins Inc.	216,432	7,306,744
Roper Technologies Inc.	5,454	2,195,671
SBA Communications Corp.	8,854	2,879,764
Seagen Inc.(a)	126,761	19,557,955
Southern Co. (The)	471,658	36,350,682
Target Corp.	124,197	19,913,747
T-Mobile U.S. Inc.(a)	284,283	40,925,381
Tradeweb Markets Inc., Class A	83,142	5,785,852
United Parcel Service Inc., Class B	13,563	2,638,139
UnitedHealth Group Inc.	28,724	14,917,235
VeriSign Inc.(a)(c)	109,855	20,017,778
Verizon Communications Inc.	1,381,969	57,780,124
Vertex Pharmaceuticals Inc.(a)	166,695	46,967,983
Visa Inc., Class A	97,994	19,472,388
Walmart Inc.	368,613	48,859,653
Waste Management Inc.	444,162	75,076,703
WEC Energy Group Inc.	384,835	39,691,882
West Pharmaceutical Services Inc.	24,844	7,370,966
Western Union Co. (The)	582,541	8,633,258
Xcel Energy Inc.	536,781	39,855,989

		2,513,083,779

Total Long-Term Investments — 99.6% (Cost: $4,114,100,713)		4,460,559,919

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	11,308,626	11,312,019

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	6,260,000	$6,260,000

Total Short-Term Securities — 0.4% (Cost: $17,565,664)		17,572,019

Total Investments in Securities — 100.0% (Cost: $4,131,666,377)		4,478,131,938

Liabilities in Excess of Other Assets — (0.0)%		(1,562,879)

Net Assets — 100.0%		$4,476,569,059

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,628,779	$2,680,999	(a)	$—		$4,571	$(2,330)	$11,312,019	11,308,626	$45,831	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,940,000	—		(3,680,000	)(a)	—	—	6,260,000	6,260,000	40,084		—

						$4,571	$(2,330)	$17,572,019		$85,915		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	39	09/16/22	$3,563	$(186,645)
MSCI Emerging Markets Index	34	09/16/22	1,669	(39,182)
S&P 500 E-Mini Index	34	09/16/22	6,726	(301,615)
U.S. 2 Year Treasury Note	7	12/30/22	1,458	(3,974)

				$(531,416)

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Min Vol Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$527,442	$—	$3,974	$—	$531,416

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,683,373)	$—	$(88,131)	$—	$(1,771,504)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(945,129)	$—	$(5,286)	$—	$(950,415)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$14,802,635
Average notional value of contracts — short	$(262,481)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,651,953,842	$1,808,606,012	$65	$4,460,559,919
Money Market Funds	17,572,019	—	—	17,572,019

	$2,669,525,861	$1,808,606,012	$65	$4,478,131,938

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(531,416)	$—	$—	$(531,416)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Statements of Assets and Liabilities

August 31, 2022

	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF	iShares MSCI Emerging Markets Multifactor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,236,503,331	$2,290,370,447	$6,152,938,618	$829,484,889
Investments, at value — affiliated(c)	29,082,414	21,524,717	92,292,519	9,730,754
Cash	19,757,504	20,679	40,166	16,056,930
Foreign currency, at value(d)	35,258,996	8,024,520	12,740,615	5,113,234
Cash pledged for futures contracts	533,000	779,000	1,019,000	154,000
Receivables:
Investments sold	185,127,407	48,168,469	16,298,089	82,122,047
Securities lending income — affiliated	42,119	28,870	53,628	2,372
Variation margin on futures contracts	31,475	59,301	86,605	9,136
Capital shares sold	—	—	690	—
Dividends — unaffiliated	5,473,286	7,644,048	14,057,523	1,536,645
Dividends — affiliated	10,748	8,310	18,921	2,139
Tax reclaims	205,160	94,706	35,370	6,518

Total assets	4,512,025,440	2,376,723,067	6,289,581,744	944,218,664

LIABILITIES
Collateral on securities loaned, at value	23,486,631	16,628,972	78,661,544	9,034,052
Deferred foreign capital gain tax	7,624,977	2,449,631	3,633,828	2,289,683
Payables:
Investments purchased	208,707,460	5,356,006	28,808,435	83,709,695
Bank borrowings	19,756,905	—	—	16,053,173
Capital shares redeemed	—	44,615,207	—	—
Investment advisory fees	924,777	511,260	1,334,237	324,113
Foreign taxes	18	18	146	—

Total liabilities	260,500,768	69,561,094	112,438,190	111,410,716

NET ASSETS	$4,251,524,672	$2,307,161,973	$6,177,143,554	$832,807,948

NET ASSETS CONSIST OF
Paid-in capital	$5,097,763,008	$2,808,951,415	$6,823,772,106	$908,031,878
Accumulated loss	(846,238,336)	(501,789,442)	(646,628,552)	(75,223,930)

NET ASSETS	$4,251,524,672	$2,307,161,973	$6,177,143,554	$832,807,948

NET ASSET VALUE
Shares outstanding	134,700,000	46,500,000	112,600,000	19,200,000

Net asset value	$31.56	$49.62	$54.86	$43.38

Shares authorized	600 million	100 million	500 million	525 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$4,432,674,941	$2,703,138,626	$6,369,277,431	$830,950,081
(b) Securities loaned, at value	$22,410,194	$15,646,048	$70,617,962	$8,597,330
(c) Investments, at cost — affiliated	$29,070,190	$21,518,957	$92,252,764	$9,726,917
(d) Foreign currency, at cost	$35,307,079	$8,064,125	$12,772,134	$5,122,607

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

August 31, 2022

iShares MSCI Global Min Vol Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,460,559,919
Investments, at value — affiliated(c)	17,572,019
Cash	2,352
Foreign currency, at value(d)	8,041,125
Cash pledged for futures contracts	589,000
Receivables:
Investments sold	345
Securities lending income — affiliated	3,966
Dividends — unaffiliated	8,167,477
Dividends — affiliated	14,011
Tax reclaims	3,422,578

Total assets	4,498,372,792

LIABILITIES
Collateral on securities loaned, at value	11,223,575
Deferred foreign capital gain tax	4,893,121
Payables:
Investments purchased	4,827,831
Variation margin on futures contracts	75,210
Investment advisory fees	783,996

Total liabilities	21,803,733

NET ASSETS	$4,476,569,059

NET ASSETS CONSIST OF
Paid-in capital	$4,316,041,252
Accumulated earnings	160,527,807

NET ASSETS	$4,476,569,059

NET ASSET VALUE
Shares outstanding	47,100,000

Net asset value	$95.04

Shares authorized	500 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$4,114,100,713
(b) Securities loaned, at value	$10,911,995
(c) Investments, at cost — affiliated	$17,565,664
(d) Foreign currency, at cost	$8,150,322

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations

Year Ended August 31, 2022

			iShares	iShares
		iShares	MSCI	MSCI
		MSCI	Emerging	Emerging
	iShares	Emerging	Markets Min	Markets
	ESG Aware MSCI	Markets ex	Vol Factor	Multifactor
	EM ETF	China ETF	ETF	ETF

INVESTMENT INCOME
Dividends — unaffiliated	$164,164,584	$88,146,655	$167,437,211	$36,557,543
Dividends — affiliated	45,260	28,193	31,520	6,049
Interest — unaffiliated	134	—	1,294	—
Securities lending income — affiliated — net	816,140	331,793	414,417	46,112
Other income — unaffiliated	—	—	774	—
Foreign taxes withheld	(18,896,188)	(10,211,808)	(20,834,611)	(3,928,358)
Foreign withholding tax claims	—	—	232,894	—
Other foreign taxes	(411,498)	(84,159)	(164,869)	(10,249)

Total investment income	145,718,432	78,210,674	147,118,630	32,671,097

EXPENSES
Investment advisory fees	14,835,323	5,440,792	29,923,141	3,807,137
Commitment fees	43,057	38,656	43,057	15,214
Professional fees	217	217	22,297	217
Mauritius income taxes	—	—	298	—
Interest expense	45,441	8,706	7,448	21,424

Total expenses	14,924,038	5,488,371	29,996,241	3,843,992

Less:
Investment advisory fees waived	—	—	(19,144,873)	—

Total expenses after fees waived	14,924,038	5,488,371	10,851,368	3,843,992

Net investment income	130,794,394	72,722,303	136,267,262	28,827,105

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(466,978,073)	(94,500,549)	194,811,344	(11,754,870)
Investments — affiliated	(10,999)	(8,349)	(17,371)	(1,061)
In-kind redemptions — unaffiliated(b)	65,316,911	5,735,243	8,764,717	1,221,752
Futures contracts	(6,130,483)	(722,288)	4,214	(780,847)
Foreign currency transactions	(3,128,943)	(1,281,258)	(2,011,160)	(737,585)

	(410,931,587)	(90,777,201)	201,551,744	(12,052,611)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(1,506,148,001)	(504,772,059)	(898,200,239)	(173,653,155)
Investments — affiliated	4,518	5,760	25,536	2,373
Futures contracts	(48,205)	(423,675)	(357,310)	(29,742)
Foreign currency translations	(185,743)	(232,116)	(363,124)	(56,226)

	(1,506,377,431)	(505,422,090)	(898,895,137)	(173,736,750)

Net realized and unrealized loss	(1,917,309,018)	(596,199,291)	(697,343,393)	(185,789,361)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,786,514,624)	$(523,476,988)	$(561,076,131)	$(156,962,256)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(10,873,481)	$(1,483,530)	$(1,942,900)	$(1,619,673)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$17,936,492	$1,359,309	$4,355,253	$2,069,018

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended August 31, 2022

iShares MSCI Global Min Vol Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$125,023,190
Dividends — affiliated	40,439
Securities lending income — affiliated — net	45,476
Foreign taxes withheld	(8,195,663)
Other foreign taxes	(123,668)

Total investment income	116,789,774

EXPENSES
Investment advisory fees	15,893,878
Commitment fees	38,374
Professional fees	217
Interest expense	20,059

Total expenses	15,952,528

Less:
Investment advisory fees waived	(5,942,838)

Total expenses after fees waived	10,009,690

Net investment income	106,780,084

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	45,439,955
Investments — affiliated	4,571
In-kind redemptions — unaffiliated(b)	176,475,158
Futures contracts	(1,771,504)
Foreign currency transactions	(2,020,275)

218,127,905

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(784,241,665)
Investments — affiliated	(2,330)
Futures contracts	(950,415)
Foreign currency translations	(576,183)

(785,770,593)

Net realized and unrealized loss	(567,642,688)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(460,862,604)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(586,662)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$638,147

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets

	iShares ESG Aware MSCI EM ETF		iShares MSCI Emerging Markets ex China ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$130,794,394	$113,247,754	$72,722,303	$11,581,156
Net realized gain (loss)	(410,931,587)	61,224,537	(90,777,201)	(15,405,558)
Net change in unrealized appreciation (depreciation)	(1,506,377,431)	864,277,615	(505,422,090)	86,165,901

Net increase (decrease) in net assets resulting from operations	(1,786,514,624)	1,038,749,906	(523,476,988)	82,341,499

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(171,869,925)	(85,824,734)	(51,969,537)	(4,756,653)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(895,534,243)	2,498,038,201	1,601,141,901	1,130,275,959

NET ASSETS
Total increase (decrease) in net assets	(2,853,918,792)	3,450,963,373	1,025,695,376	1,207,860,805
Beginning of year	7,105,443,464	3,654,480,091	1,281,466,597	73,605,792

End of year	$4,251,524,672	$7,105,443,464	$2,307,161,973	$1,281,466,597

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets Min Vol Factor ETF		iShares MSCI Emerging Markets Multifactor ETF

	Year Ended 08/31/22	Year Ended 08/31/21 (a)	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$136,267,262	$87,105,453	$28,827,105	$16,623,722
Net realized gain (loss)	201,551,744	322,703,890	(12,052,611)	5,150,252
Net change in unrealized appreciation (depreciation)	(898,895,137)	238,627,963	(173,736,750)	117,257,997

Net increase (decrease) in net assets resulting from operations	(561,076,131)	648,437,306	(156,962,256)	139,031,971

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(76,156,771)	(97,556,628)	(24,269,864)	(12,014,914)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,939,861,974	(924,624,509)	252,840,861	92,574,411

NET ASSETS
Total increase (decrease) in net assets	2,302,629,072	(373,743,831)	71,608,741	219,591,468
Beginning of year	3,874,514,482	4,248,258,313	761,199,207	541,607,739

End of year	$6,177,143,554	$3,874,514,482	$832,807,948	$761,199,207

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Min Vol Factor ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$106,780,084	$110,335,290
Net realized gain	218,127,905	425,892,769
Net change in unrealized appreciation (depreciation)	(785,770,593)	291,860,683

Net increase (decrease) in net assets resulting from operations	(460,862,604)	828,088,742

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(98,218,027)	(97,299,099)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(270,611,429)	(1,349,346,257)

NET ASSETS
Total decrease in net assets	(829,692,060)	(618,556,614)
Beginning of year	5,306,261,119	5,924,817,733

End of year	$4,476,569,059	$5,306,261,119

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EM ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18 (a)

Net asset value, beginning of year	$43.35	$35.93	$32.03	$33.65	$34.58

Net investment income(b)	0.83	0.75	0.89	0.91	0.94

Net realized and unrealized gain (loss)(c)	(11.51)	7.23	3.89	(1.85)	(1.17)

Net increase (decrease) from investment operations	(10.68)	7.98	4.78	(0.94)	(0.23)

Distributions from net investment income(d)	(1.11)	(0.56)	(0.88)	(0.68)	(0.70)

Net asset value, end of year	$31.56	$43.35	$35.93	$32.03	$33.65

Total Return(e)
Based on net asset value	(25.08)%	22.30%	15.11%	(2.76)%	(0.72)%

Ratios to Average Net Assets(f)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.20%	1.76%	2.75%	2.76%	2.63%

Supplemental Data

Net assets, end of year (000)	$4,251,525	$7,105,443	$3,654,480	$672,543	$329,753

Portfolio turnover rate(g)	41%	41%	46%	34%	45%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$62.82	$46.00	$46.25	$49.59	$51.14

Net investment income(a)	1.86	1.58	1.46	1.62	1.10
Net realized and unrealized gain (loss)(b)	(13.73)	16.09	(0.05)	(3.83)	(1.80)

Net increase (decrease) from investment operations	(11.87)	17.67	1.41	(2.21)	(0.70)

Distributions from net investment income(c)	(1.33)	(0.85)	(1.66)	(1.13)	(0.85)

Net asset value, end of period	$49.62	$62.82	$46.00	$46.25	$49.59

Total Return(d)

Based on net asset value	(19.17)%	38.66%	2.87%	(4.42)%	(1.41)%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.36%	0.49%	0.49%

Total expenses after fees waived	0.25%	0.22%	0.16%	0.26%	0.41%

Net investment income	3.34%	2.65%	3.24%	3.38%	2.09%

Supplemental Data
Net assets, end of period (000)	$2,307,162	$1,281,467	$73,606	$27,748	$9,919

Portfolio turnover rate(f)	21%	51%	18%	10%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Min Vol Factor ETF

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	08/31/22	08/31/21	(a)	08/31/20 (a)	08/31/19	(a)	08/31/18 (a)

Net asset value, beginning of year	$63.94	$55.97		$56.84	$59.22		$58.01

Net investment income(b)	1.87	1.32	(c)	1.42	1.57		1.49
Net realized and unrealized gain (loss)(d)	(9.86)	8.12		(0.82)	(2.46)		1.23

Net increase (decrease) from investment operations	(7.99)	9.44		0.60	(0.89)		2.72

Distributions from net investment income(e)	(1.09)	(1.47)		(1.47)	(1.49)		(1.51)

Net asset value, end of year	$54.86	$63.94		$55.97	$56.84		$59.22

Total Return(f)
Based on net asset value	(12.68)%	17.04	%(c)	1.07%	(1.44	)%(g)	4.70%

Ratios to Average Net Assets(h)
Total expenses	0.69%	0.69%		0.70%	0.68%		0.67%

Total expenses after fees waived	0.25%	0.25%		0.25%	0.25%		0.25%

Total expenses excluding professional fees for foreign withholding tax claims	0.69%	0.69%		N/A	N/A		N/A

Net investment income	3.14%	2.15	%(c)	2.59%	2.71%		2.47%

Supplemental Data
Net assets, end of year (000)	$6,177,144	$3,874,514		$4,248,258	$5,417,265		$4,666,697

Portfolio turnover rate(i)	26%	38%		23%	24%		22%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Multifactor ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$53.61	$44.03	$40.35	$44.78	$46.04

Net investment income(a)	1.64	1.23	1.11	1.47	1.39
Net realized and unrealized gain (loss)(b)	(10.49)	9.24	3.73	(4.72)	(1.63)

Net increase (decrease) from investment operations	(8.85)	10.47	4.84	(3.25)	(0.24)

Distributions from net investment income(c)	(1.38)	(0.89)	(1.16)	(1.18)	(1.02)

Net asset value, end of year	$43.38	$53.61	$44.03	$40.35	$44.78

Total Return(d)
Based on net asset value	(16.80)%	23.97%	12.17%	(7.16)%	(0.65)%

Ratios to Average Net Assets(e)
Total expenses	0.45%	0.45%	0.45%	0.45%	0.45%

Total expenses after fees waived	0.45%	0.45%	0.45%	0.45%	0.42%

Net investment income	3.41%	2.44%	2.71%	3.55%	2.87%

Supplemental Data
Net assets, end of year (000)	$832,808	$761,199	$541,608	$411,575	$291,071

Portfolio turnover rate(f)	54%	49%	45%	53%	39%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Min Vol Factor ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$106.77	$93.16	$93.54	$87.04	$81.13

Net investment income(a)	2.18	1.97	2.13	2.16	1.82
Net realized and unrealized gain (loss)(b)	(11.91)	13.38	(0.18)	6.36	5.85

Net increase (decrease) from investment operations	(9.73)	15.35	1.95	8.52	7.67

Distributions from net investment income(c)	(2.00)	(1.74)	(2.33)	(2.02)	(1.76)

Net asset value, end of year	$95.04	$106.77	$93.16	$93.54	$87.04

Total Return(d)
Based on net asset value	(9.21)%	16.63%	2.13%	9.99%	9.56%

Ratios to Average Net Assets(e)
Total expenses	0.32%	0.32%	0.32%	0.32%	0.31%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.13%	2.00%	2.33%	2.45%	2.17%

Supplemental Data
Net assets, end of year (000)	$4,476,569	$5,306,261	$5,924,818	$5,275,720	$3,342,400

Portfolio turnover rate(f)	23%	25%	22%	21%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Aware MSCI EM	Diversified
MSCI Emerging Markets ex China	Diversified
MSCI Emerging Markets Min Vol Factor	Diversified
MSCI Emerging Markets Multifactor	Diversified
MSCI Global Min Vol Factor	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets Min Vol Factor ETF included the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invested in Indian securities. Through this investment structure, the Fund expected to obtain certain benefits under a current tax treaty between Mauritius and India. Effective August 27, 2021, MSCI Emerging Markets Min Vol Factor no longer invests in the Subsidiary and transferred all of the assets of MSCI Emerging Markets Min Vol Factor’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets Min Vol Factor through on-exchange transactions in India. After the transfer, MSCI Emerging Markets Min Vol Factor began making new investments in India directly. On October 29, 2021, MSCI Emerging Markets Min Vol Factor’s Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

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Notes to Financial Statements   (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

ESG Aware MSCI EM
Barclays Capital, Inc.	$1,455,409	$(1,455,409)	$—		$—
BNP Paribas SA	5,986,897	(5,986,897)	—		—
Citigroup Global Markets, Inc.	789,636	(776,269)	—		13,367	(b)
Credit Suisse Securities (USA) LLC	5,218	(5,218)	—		—
J.P. Morgan Securities LLC	7,252,175	(7,252,175)	—		—
Jefferies LLC	507,705	(507,705)	—		—
Macquarie Bank Ltd.	373,864	(373,864)	—		—
SG Americas Securities LLC	1,852,623	(1,852,623)	—		—
State Street Bank & Trust Co.	2,973,428	(2,973,428)	—		—
UBS AG	1,213,239	(1,213,239)	—		—

	$22,410,194	$(22,396,827)	$—		$13,367

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Emerging Markets ex China
BofA Securities, Inc.	$843,501	$(843,501)	$—		$—
Citigroup Global Markets, Inc.	390,046	(390,046)	—		—
Credit Suisse Securities (USA) LLC	1,489,832	(1,489,832)	—		—
J.P. Morgan Securities LLC	3,350,060	(3,350,060)	—		—
Morgan Stanley	9,037,493	(9,037,493)	—		—
SG Americas Securities LLC	6,293	(6,293)	—		—
UBS AG	528,823	(528,823)	—		—

	$15,646,048	$(15,646,048)	$—		$—

MSCI Emerging Markets Min Vol Factor
Barclays Capital, Inc.	$2,342,793	$(2,342,793)	$—		$—
BofA Securities, Inc.	622,158	(622,158)	—		—
Citigroup Global Markets, Inc.	17,888,923	(17,888,923)	—		—
Credit Suisse Securities (USA) LLC	50,733	(50,733)	—		—
Goldman Sachs & Co. LLC	13,435,259	(13,435,259)	—		—
J.P. Morgan Securities LLC	3,013,318	(3,013,318)	—		—
Macquarie Bank Ltd.	6,487	(6,487)	—		—
Morgan Stanley	21,216,024	(21,216,024)	—		—
SG Americas Securities LLC	806,802	(806,802)	—		—
UBS AG	7,767,450	(7,767,450)	—		—
Wells Fargo Bank N.A	3,275,918	(3,275,918)	—		—
Wells Fargo Securities LLC	192,097	(192,097)	—		—

	$70,617,962	$(70,617,962)	$—		$—

MSCI Emerging Markets Multifactor
Credit Suisse Securities (USA) LLC	$175,023	$(175,023)	$—		$—
HSBC Bank PLC	83,899	(83,899)	—		—
Morgan Stanley	7,302,670	(7,302,670)	—		—
Wells Fargo Bank N.A	1,035,738	(1,008,404)	—		27,334	(b)

	$8,597,330	$(8,569,996)	$—		$27,334

MSCI Global Min Vol Factor
BMO Capital Markets Corp.	$211,921	$(211,921)	$—		$—
BofA Securities, Inc.	109,721	(109,721)	—		—
Citigroup Global Markets, Inc.	8,225,319	(8,225,319)	—		—
J.P. Morgan Securities LLC	46,845	(46,845)	—		—
Morgan Stanley	2,237,176	(2,237,176)	—		—
RBC Capital Markets LLC	72,888	(72,888)	—		—
State Street Bank & Trust Co.	8,125	(8,125)	—		—

	$10,911,995	$(10,911,995)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

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Notes to Financial Statements   (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

ESG Aware MSCI EM	0.25%
MSCI Emerging Markets ex China	0.25
MSCI Emerging Markets Multifactor	0.45

For its investment advisory services to the iShares MSCI Emerging Markets Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

For its investment advisory services to the iShares MSCI Global Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For each of the iShares MSCI Emerging Markets ex China and iShares MSCI Emerging Markets Multifactor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2022 and December 31, 2026, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For each of the iShares MSCI Emerging Markets Min Vol Factor and iShares MSCI Global Min Vol Factor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% and 0.20%, respectively, of average daily net assets.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

MSCI Emerging Markets Min Vol Factor	$19,144,873
MSCI Global Min Vol Factor	5,942,838

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

ESG Aware MSCI EM	$197,020
MSCI Emerging Markets ex China	76,947
MSCI Emerging Markets Min Vol Factor	104,174
MSCI Emerging Markets Multifactor	12,111
MSCI Global Min Vol Factor	17,273

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Aware MSCI EM	$103,740,740	$88,251,928	$(16,755,824)
MSCI Emerging Markets ex China	2,485,248	7,706,395	(1,755,290)
MSCI Emerging Markets Min Vol Factor	124,779,302	50,168,042	(8,115,406)
MSCI Emerging Markets Multifactor	44,930,319	57,969,835	(5,837,478)
MSCI Global Min Vol Factor	156,986,413	173,533,281	(10,863,151)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements   (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Aware MSCI EM	$2,433,162,685	$3,111,898,883
MSCI Emerging Markets ex China	1,737,558,647	451,355,127
MSCI Emerging Markets Min Vol Factor	3,828,687,277	1,135,088,177
MSCI Emerging Markets Multifactor	695,985,607	459,055,733
MSCI Global Min Vol Factor	1,191,523,383	1,157,906,987

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Aware MSCI EM	$132,034,132	$388,492,724
MSCI Emerging Markets ex China	376,302,246	41,281,248
MSCI Emerging Markets Min Vol Factor	356,567,228	41,748,612
MSCI Emerging Markets Multifactor	25,713,782	6,970,419
MSCI Global Min Vol Factor	348,746,762	641,235,279

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

ESG Aware MSCI EM	$45,420,810	$(45,420,810)
MSCI Emerging Markets ex China	5,722,407	(5,722,407)
MSCI Emerging Markets Min Vol Factor	8,173,816	(8,173,816)
MSCI Emerging Markets Multifactor	908,083	(908,083)
MSCI Global Min Vol Factor	173,714,386	(173,714,386)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

ESG Aware MSCI EM
Ordinary income	$171,869,925	$85,824,734

MSCI Emerging Markets ex China
Ordinary income	$51,969,537	$4,756,653

MSCI Emerging Markets Min Vol Factor
Ordinary income	$76,156,771	$97,556,628

MSCI Emerging Markets Multifactor
Ordinary income	$24,269,864	$12,014,914

MSCI Global Min Vol Factor
Ordinary income	$98,218,027	$97,299,099

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)(	b)	Total

ESG Aware MSCI EM	$29,097,781	$(534,906,743)	$(340,429,374)		$(846,238,336)
MSCI Emerging Markets ex China	27,004,672	(75,036,477)	(453,757,637)		(501,789,442)
MSCI Emerging Markets Min Vol Factor	89,268,293	(841,944,154)	106,047,309		(646,628,552)
MSCI Emerging Markets Multifactor	15,620,491	(72,557,982)	(18,286,439)		(75,223,930)
MSCI Global Min Vol Factor	30,482,278	(186,666,076)	316,711,605		160,527,807

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

For the year ended August 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI Emerging Markets Min Vol Factor	$29,797,256
MSCI Global Min Vol Factor	48,896,557

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Aware MSCI EM	$4,598,318,774	$575,253,046	$(907,986,075)	$(332,733,029)
MSCI Emerging Markets ex China	2,763,041,411	110,517,987	(561,664,234)	(451,146,247)
MSCI Emerging Markets Min Vol Factor	6,135,300,979	482,212,645	(372,282,487)	109,930,158
MSCI Emerging Markets Multifactor	855,160,864	93,355,567	(109,311,651)	(15,956,084)
MSCI Global Min Vol Factor	4,156,116,561	713,671,852	(391,656,475)	322,015,377

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

ESG Aware MSCI EM	$58,000,000	$2,773,282	1.57%
MSCI Emerging Markets ex China	18,900,000	626,027	1.47
MSCI Emerging Markets Min Vol Factor	15,800,000	470,685	1.65
MSCI Emerging Markets Multifactor	41,932,090	1,266,760	1.91
MSCI Global Min Vol Factor	39,800,000	1,086,351	1.65

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

ESG Aware MSCI EM
Shares sold	19,900,000	$784,318,752	76,700,000	$3,110,611,419
Shares redeemed	(49,100,000)	(1,679,852,995)	(14,500,000)	(612,573,218)

	(29,200,000)	$(895,534,243)	62,200,000	$2,498,038,201

MSCI Emerging Markets ex China
Shares sold	30,600,000	$1,819,166,668	18,800,000	$1,130,275,959
Shares redeemed	(4,500,000)	(218,024,767)	—	—

	26,100,000	$1,601,141,901	18,800,000	$1,130,275,959

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements   (continued)

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Emerging Markets Min Vol Factor
Shares sold	54,400,000	$3,087,685,688	600,000	$39,620,351
Shares redeemed	(2,400,000)	(147,823,714)	(15,900,000)	(964,244,860)

	52,000,000	$2,939,861,974	(15,300,000)	$(924,624,509)

MSCI Emerging Markets Multifactor
Shares sold	5,400,000	$270,269,841	2,100,000	$102,725,207
Shares redeemed	(400,000)	(17,428,980)	(200,000)	(10,150,796)

	5,000,000	$252,840,861	1,900,000	$92,574,411

MSCI Global Min Vol Factor
Shares sold	4,800,000	$492,333,800	500,000	$52,148,364
Shares redeemed	(7,400,000)	(762,945,229)	(14,400,000)	(1,401,494,621)

	(2,600,000)	$(270,611,429)	(13,900,000)	$(1,349,346,257)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Emerging Markets Min Vol Factor ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

  iShares ESG Aware MSCI EM ETF

  iShares MSCI Emerging Markets ex China ETF

  iShares MSCI Emerging Markets Min Vol Factor ETF

  iShares MSCI Emerging Markets Multifactor ETF

  iShares MSCI Global Min Vol Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	71

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

ESG Aware MSCI EM	$88,454,494
MSCI Emerging Markets ex China	30,414,678
MSCI Emerging Markets Min Vol Factor	95,978,996
MSCI Emerging Markets Multifactor	24,144,721
MSCI Global Min Vol Factor	97,039,859

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Business Income

MSCI Global Min Vol Factor	$839,465

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

ESG Aware MSCI EM	$179,904,066	$29,148,175
MSCI Emerging Markets ex China	87,985,116	10,959,947
MSCI Emerging Markets Min Vol Factor	185,792,250	21,852,846
MSCI Emerging Markets Multifactor	39,381,177	5,638,279

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI Global Min Vol Factor	46.52%

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware MSCI EM ETF, iShares MSCI Emerging Markets ex China ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	73

Board Review and Approval of Investment Advisory Contract   (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Board Review and Approval of Investment Advisory Contract   (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Multifactor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract   (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Global Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract   (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information   (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Aware MSCI EM(a)	$0.844120	$—	$0.262672	$1.106792	76%	—%	24%	100%
MSCI Emerging Markets ex China(a)	1.257421	—	0.075073	1.332494	94	—	6	100
MSCI Emerging Markets Min Vol Factor(a)	1.053124	—	0.036460	1.089584	97	—	3	100
MSCI Emerging Markets Multifactor(a)	1.289339	—	0.092672	1.382011	93	—	7	100
MSCI Global Min Vol Factor	1.998125	—	—	1.998125	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets Min Vol Factor ETF ( the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	81

Supplemental Information   (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI Emerging Markets Min Vol Factor	$336,154	$157,174	$178,980	661	$41,146	$4,252

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

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Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	83

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Director and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	85

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	87

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-816-0822

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-six series of the registrant for which the fiscal year-end is August 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $742,900 for the fiscal year ended August 31, 2021 and $727,500 for the fiscal year ended August 31, 2022.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2021 and August 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $446,200 for the fiscal year ended August 31, 2021 and $446,200 for the fiscal year ended August 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2021 and August 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $446,200 for the fiscal year ended August 31, 2021 and $446,200 for the fiscal year ended August 31, 2022.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 24, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 24, 2022